UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

The following are copies of the reports transmitted to shareholders of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Extended MarketPlus Fund, Forward Focus Fund, Forward Frontier Strategy Fund, Forward Global Credit Long/Short Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Large Cap Dividend Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Small Cap Equity Fund, Forward Strategic Alternatives Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward U.S. Government Money Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2012

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Focus Fund

Forward Global Credit Long/Short Fund

Forward International Dividend Fund

Forward International Small
Companies Fund

Forward Large Cap Dividend Fund

Forward Select EM Dividend Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Commodity Long/Short
Strategy Fund

Forward Managed Futures Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2012

1

Shareholder Update	December 31, 2012

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

In 2012, investors were challenged by uncertainties on many fronts—the election and its fallout, the ongoing fiscal cliff drama, the European debt crisis and the slowing of global economic growth, not to mention the continuing risk-on/risk-off environment. It appears that 2013 may bring more of the same. No wonder investors continue to find it difficult to know what to do with their assets.

As we see it, our job is to offer investors new pathways to help them build more resilient, “all-weather” portfolios. So we have created a diverse array of outcome-oriented, alternative and risk-managed strategies with the potential to help investors stay on track with their long-term goals despite a shifting and sometimes hazy investment climate.

As we start 2013, three major themes are running through Forward’s portfolio management, research and development and thought leadership initiatives:

All-weather approaches. We continue to build adaptability and diversity into our array of portfolio building blocks. For example, we offer six long/short strategies that seek to profit in both up and down markets, two tactical strategies for managing equity market exposure and a growing list of multi-asset strategies offering built-in diversification. We have also redesigned our suite of asset allocation funds with a systematic rebalancing process that adapts each portfolio’s asset mix to changing global market risks and opportunities.

The search for income solutions. Given current fixed-income yields, we’ve made alternative income-generating strategies a prime area of focus for our firm. Forward Funds that delivered strong yields in 2012 included Forward EM Corporate Debt, Forward Credit Analysis Long/Short, Forward Select Income, Forward International Dividend, Forward Large Cap Dividend and Forward Select EM Dividend. In 2012 we also introduced Forward Income Builder Fund, which lets investors tap a diverse blend of traditional and nontraditional income sources with a single strategy.

Tapping into the global economy. We believe there is strong growth potential in the global, international and emerging markets. Our Forward International Real Estate Fund was a standout this year, delivering investors a 54.75% return (Institutional Class shares) as of December 31, 2012. Our Forward International Dividend, Forward Select EM Dividend, Forward Emerging Markets, Forward International Small Companies and Forward Global Infrastructure funds also delivered solid performance to investors in 2012.

We are proud of our history of putting clients at the center of everything we do. Not only was Forward among the first to make hedged strategies available in a mutual fund, we have also been diligent in our efforts to serve and protect investors’ interests. For example, we previously instituted measures to thwart mutual fund market timers who used arbitrage strategies in an attempt to profit at the expense of long-term shareholders by introducing short-term redemption fee policies. Today, we no longer have redemption fees on our funds, but we monitor trading activity and our funds that invest in foreign securities use fair-value pricing to address these issues. Our new website, www.forwardinvesting.com, introduced in May, has investor-friendly features to facilitate strategy and performance comparisons. And we continue to expand our FWDthinking thought leadership efforts, providing fresh, timely perspectives on key investment trends and issues. The response from investors and advisors has been resoundingly positive—and we welcome your ideas for new research topics and invite you to sign up for news alerts on our website.

December 31, 2012	2

In closing, I want to thank you for your continued confidence in Forward’s way of thinking and our investment solutions. Giving you forward-looking ways to pursue your financial goals is our reason for being.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund)

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Income Builder Fund, Forward International Small Companies Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Global Infrastructure Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Income Builder Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Income Builder Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward Select EM Dividend Fund)

3	December 31, 2012

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward International Small Companies Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Prior to May 1, 2012, Forward Income Builder Fund was named Forward Income Allocation Fund.

Alan Reid is a registered representative of Forward Securities, LLC.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2013 Forward Management, LLC. All rights reserved.

December 31, 2012	4

Fund Commentary and Performance

Forward Credit Analysis Long/Short Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Credit Analysis Long/Short Fund’s Institutional Class shares returned 14.43%. Its two benchmarks, the Barclays Capital U.S. Municipal Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index, returned 6.78% and 15.81%, respectively.

The market environment was generally favorable in 2012. Although market interest rates, as measured by yields for U.S. Treasurys, ended the year roughly unchanged, credit spreads overall contracted and in particular yields for municipal bonds and high-yield municipal bonds outperformed most other domestic fixed-income markets.

In this environment, the fund delivered solid results and outpaced the Barclays Capital U.S. Municipal Bond Index. The fund’s overweight in municipals and holdings in longer-than-historical durations served to enhance returns throughout the year. In addition, credit and issue selection opportunities were available and capitalized upon. Municipal tobacco securitization bonds contributed meaningfully to performance. The sector was the best performing part of the municipal bond market in 2012, and is also a large trading sector that has created several value-added trading opportunities for issue selection throughout the year. Municipal airport bonds also contributed. This sector was also one of the best performing parts of the municipal bond market in 2012. Recovery of value, especially in AMR Corporation as it has worked its way through bankruptcy, has enhanced returns throughout the year.

Short positions in U.S. Treasurys were used throughout the year as a hedge against interest rate increases, and in general rates declined most of the year, creating a drag on performance. In addition, strategic underweight of long corporate bond positions may have been a missed opportunity versus the benchmark, but, on the flip side, strategic lack of short corporate bond positions significantly limited any performance drag from such an exposure.

The fund’s assets under management have grown significantly, from $216 million at the start of the year to more than $700 million at year-end. The increase in assets under management has allowed for more diversification and a greater base from which to capitalize on market opportunities. The growth also allowed for a decrease in net position exposures without having to sell assets, thus saving on transaction costs.

5	December 31, 2012

Forward Credit Analysis Long/Short Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2012*

These allocations may not reflect the current or future position of the portfolio.

* Weightings by Asset reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	6

Forward Credit Analysis Long/Short Fund

Forward Credit Analysis Long/Short Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	13.96%	N/A	9.62%	05/01/08

Institutional Class	14.43%	N/A	10.04%	05/01/08

Class A (load adjusted)(b)(c)	7.19%	6.55%	2.15%	12/29/06

Class A (without load)(c)(d)	13.69%	7.82%	3.16%	12/29/06

Class C (with CDSC)(e)	12.33%	N/A	10.60%	06/03/09

Class C (without CDSC)(f)	13.33%	N/A	10.60%	06/03/09

Class M	14.43%	N/A	7.93%	02/01/10

(a) Prior to May 1, 2011 the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Class A shares of the fund originally commenced operations on 12/29/06, were liquidated on 11/21/08, and were launched again on 09/01/10. The performance shown for any period beginning on or after 11/24/08 and lasting through 08/31/10 is that of the fund’s Investor Class shares adjusted to reflect the specific operating expenses applicable to Class A shares. The performance shown for any period beginning on or after 09/01/10 is that of the fund’s Class A shares.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2012

Fund Commentary and Performance

Forward EM Corporate Debt Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward EM Corporate Debt Fund’s Institutional Class shares returned 15.06%. Credit Suisse Emerging Market Corporate Bond Index, the fund’s benchmark, returned 15.11%.

Falling global interest rates around the world, low default rates and contracting credit spreads all contributed to solid returns for most credit asset classes in 2012. This supportive backdrop offset concerns early in the year about Western European banks and sovereign refunding challenges, worries mid-year concerning Chinese GDP growth sustainability and year-end consternations about the fiscal cliff in the U.S. The fund’s diversified approach to credit, owning both investment-grade and high-yield bonds and its broad geographical exposure enabled it to participate in the strong asset class returns.

In this environment, the fund performed well on an absolute basis and achieved results that were roughly in line with its benchmark. Overall, credit quality, yield curve, currency and sector positioning contributed to relative performance, while relative duration, security selection and country positioning detracted.

The quality of the portfolio was below that of the benchmark in the first quarter, contributing to outperformance, and in line with the benchmark for the remainder of the year. Both the reduction of relative single-B exposure at the end of the first quarter and an increase in that exposure again at the start of the fourth quarter benefited results. Underweighting A/AA/AAA-rated bonds throughout the year also added to performance, though underweighting longer-duration, high-quality bonds detracted, especially in the second quarter as long-term interest rates moved meaningfully lower.

From a sector standpoint, overweighting industrial companies contributed, especially in the first and fourth quarters. First quarter performance was bolstered by new measures implemented in Western Europe to improve bank funding, which improved the flow of credit, aiding economic growth. Fourth quarter performance of this cyclical sector was aided by strong growth in Mexico, an abatement of concerns about Chinese growth and inventory restocking.

An underweight allocation to financials contributed for several reasons. Generally rated investment grade with shorter maturities, this sector did not participate fully in the fall in longer-term interest rates or the solid performance of lower-quality bonds. Increased new issuance due to new capital rules and general funding needs held secondary prices lower than would have otherwise been the case. Concerns surrounding new capital rules and regulations continued to cast a pall over the banking sector.

In terms of country allocation, overweighting sovereign-related credits in Argentina detracted. Early in the year, nationalization of the previously state-owned oil company Yacimientos Petrolíferos Fiscales prompted investors to reduce exposure to the country. Prices recovered fully in the second and third quarters, only to fall again based on an adverse legal ruling in October. The ruling, which is under appeal and faces several challenges, could require Argentina to direct payments to so-called holdout bondholders, which could impede the country’s ability to service the exchanged debt to which the fund is exposed. The fund owns several Argentine positions, and not all of them have been negatively affected by the ruling. Most Argentine asset prices rallied sharply at the end of the year to finish essentially unchanged for the year.

Significantly underweighting Brazilian bonds contributed strongly to results as the performance of Brazilian corporate bonds lagged the benchmark’s overall performance by nearly 4%. The Brazilian economy slowed more during the year than economists had expected. Investor-unfriendly actions toward the financial sector and regulations in the utility sector also weighed on Brazilian asset prices.

During the year, the fund used certain currency forward contracts. While these contracts contributed slightly to performance, derivatives did not have a meaningful impact on fund performance.

December 31, 2012	8

Forward EM Corporate Debt Fund

Weightings by Region as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2012

Forward EM Corporate Debt Fund

Forward EM Corporate Debt Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	14.63%	5.98%	6.25%	10/05/07

Institutional Class	15.06%	6.34%	6.61%	10/05/07

Class C (with CDSC)(b)	12.99%	5.52%	5.79%	10/05/07

Class C (without CDSC)(c)	13.99%	5.52%	5.79%	10/05/07

(a) As of February 14, 2011, the Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA with SW Asset Management, LLC. Prior to May 1, 2011 the Forward EM Corporate Debt Fund was known as the Forward International Fixed-Income Fund.

(b) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(c) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	10

Fund Commentary and Performance

Forward Emerging Markets Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Emerging Markets Fund’s Institutional Class shares returned 18.65%. Its benchmark, the MSCI Emerging Markets Index, returned 18.63%.

Emerging markets started the year strong, buoyed by supportive global liquidity conditions, stronger oil and commodity prices, and interest-rate cuts across a number of emerging economies. By March, though, increased euro sovereign and global growth concerns created higher levels of risk aversion, and emerging market stock performance generally declined, bottoming in June. The impact was pervasive, with major emerging market economies China, India and Russia slowing, while other economies, including Brazil, South Korea and Taiwan, were pulled down to annual growth levels of less than 2%. With massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan, in combination with generally better economic statistics from China, emerging equities registered strong gains in the final three months of the year, outperforming developed markets for the final quarter and for the entire year.

In this environment, the fund delivered positive absolute results and modestly outperformed its benchmark. The fund benefited from both individual stock selection and higher allocation to small-cap stocks, and generally better-than-benchmark selection in emerging markets. The largest detractors from performance were holdings in select Asian markets, including Indonesia.

From a country standpoint, China was a source of relative outperformance, despite lagging during the spring and summer due to overweight holdings in a number of industrial and financial companies. These positions were held due to their significant value characteristics and the view that Chinese economic growth would be underpinned by domestic policy actions. Many of these stocks performed poorly as euro sovereign concerns intensified and global economic indicators lost momentum. In the final three months of the year, though, a surge in Chinese equities, thought to be due to both local and foreign-investor buying, propelled many of the fund’s China positions, including gamemaker Kingsoft Corporation Limited and energy company China Petroleum & Chemical Corporation.

Turkey was also a source of outperformance, although an underweight allocation to Turkey had placed a drag on relative returns during the first eight months of the year. Here, positive contributors included tractormaker Türk Traktör and pension administrator Anadolu Hayat Emeklilik. Turkey’s equities responded favorably to European monetary accommodation, as well as a reduced trade deficit with the cooling economy. A Fitch Ratings credit rating upgrade for the country contributed to investor enthusiasm.

Strong performance by the fund’s largest fourth-quarter holding, Jasmine International, boosted the Thailand equity return. Jasmine International continues to gain traction with its broadband service offering. An underweight allocation to India was also a positive factor over the last three months of the reporting period.

Weak Indonesia performance for the final quarter, attributable to weaker palm oil prices, hurt several of the fund’s Indonesian positions, including Telekomunik Indonesia, Tambang Batubara Bukit Asam and Media Nusantara Citra—each suffering single-digit declines over the last three months of the year.

The fund’s use of exchange-traded funds had no significant impact on performance.

The fund’s management changed to Forward Management on September 1, 2012. The new management team’s style focuses on emerging market dividend-paying stocks. As a result, the fund experienced a significant increase in turnover in September as the fund was repositioned into stocks consistent with the new investment style.

11	December 31, 2012

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

December 31, 2012	12

Forward Emerging Markets Fund

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	18.14%	-3.41%	N/A	16.05%	04/09/03

Institutional Class	18.65%	-3.04%	16.07%	7.00%	10/04/95

Class M	18.71%	N/A	N/A	4.97%	02/01/10

(a) Effective September 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for the Forward Emerging Markets Fund. The Fund is now advised solely by Forward Management. Performance figures shown for periods before September 1, 2012, represent performance of Pictet Asset Management Ltd, under the previous investment strategy for the Fund. The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for prior periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2012

Fund Commentary and Performance

Forward Endurance Long/Short Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Endurance Long/Short Fund’s Institutional Class shares returned 3.64%, underperforming its benchmarks, the MSCI All Country World Index and the HFRX Equity Hedge Index, which returned 16.80% and 4.81%, respectively.

The global economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties during the year included the U.S. presidential election and looming fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

In this environment, the fund delivered positive results, but lagged its benchmarks. The fund’s focus is to capitalize on equity growth opportunities with disciplined risk management practices. Our equity focus is on transformational growth sectors—those largely driven by new disruptive technologies and services decoupled from macro forces. Yet 2012 repeatedly tested us with its risk-on/risk-off volatility, much of it induced by the U.S. fiscal overhang and political gridlock.

The fund deploys a nonconcentrated, nondiversified, long/short investment strategy. This portfolio structure can amplify volatility, which contributed positively to performance late in the first and third quarters, but detracted from returns in the second quarter as well as the month of October. The fund will generally be overweight to the technology, media and telecom sectors compared to the MSCI All Country World Index. This allocation benefited returns in both the first and third quarters of 2012. However, a combination of quarterly earnings shortfalls in select portfolio stocks and a market shift from growth- to value-oriented shares hurt both May and October monthly returns. The fund realized above-benchmark returns in the information technology and telecommunication sectors. The energy sector was a net positive contributor. The fund places less emphasis on the broader financial, consumer and healthcare sectors but will selectively invest in these sectors on a case-by-case basis.

Within the telecommunications sector, Equinix, a leading Internet data center provider, was the leading contributor to the long side of the portfolio. AT&T was also a leading contributor. In the technology space, Workday, a software-as-a-service enterprise software provider that went public in the fourth quarter, contributed on the long side of the portfolio. Apple also was a contributor to the technology long position in the portfolio.

In the industrials sector, short positions on mining equipment companies early in the year and long positions in machinery late in the year contributed to performance.

Detractors from relative results included short positions in the consumer staples and industrials sectors. The fund held a long position in the healthcare sector that detracted notably from relative returns.

During the year, the fund used options and derivatives (exchange-traded funds and swaps) to hedge common stock positions both long and short. These instruments detracted less than 0.50% from performance based upon the fund’s year-end asset value.

December 31, 2012	14

Forward Endurance Long/Short Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012*

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

* Weightings by Sector reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2012

Forward Endurance Long/Short Fund

Forward Endurance Long/Short Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	3.28%	3.28%	12/31/11

Institutional Class	3.64%	3.64%	12/31/11

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	16

Fund Commentary and Performance

Forward Focus Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Focus Fund’s Institutional Class shares returned 10.63%. Its benchmark, the Russell 2500 Index, returned 17.88%.

The slight improvement in the U.S. economy represented the best of the major global economies in 2012. However, the final U.S. gross domestic product (GDP) growth rate is expected to be about 2.6%, below the long-term trend and considered modest at best. Europe’s economy declined into a recession in 2012, and China’s economy, while still growing, grew at a slower rate in 2012 relative to the past several years. Thus, European and Chinese economic output detracted from global GDP growth in 2012. The Federal Reserve and other major central banks continued their aggressive monetary easing policies, designed to devalue their currencies and boost asset values. It seemed to work; we saw improvement in the U.S. housing market and in equity markets. Forward Focus Fund has equities that are, for the most part, broadly diversified in their sources of revenue geographically. Nevertheless, the fund’s holdings were negatively affected by the slower global GDP growth. In addition, much of the market gains in equities were driven by momentum-based, low-quality stocks—those that tend to snap back quickly in an economic recovery. The market largely ignored steadily growing, high-quality names that tend to comprise the fund’s holdings.

In this environment, the fund delivered positive results, but lagged its benchmark. The fund’s underweight allocation to the two best performing benchmark sectors, financials and consumer discretionary, accounted for the bulk of underperformance, while consumer staples and industrials were sources of strength.

The financials sector was the best performer in the benchmark in 2012. Stabilization and modest improvements in the housing sector, as well as balance sheet repair by individuals and corporations, led to the improved performance. Our underweight exposure and stock selection were negatives for the fund.

Consumer discretionary stocks were the second-best performing sector for the benchmark as investors migrated toward stocks that would benefit consumers with healthier balance sheets. Our underweight exposure, as well as stock selection, in the sector hurt fund performance. The two most significant individual detractors were Lincoln Educational Services (which has since been sold) and Tiffany & Co., which was punished due to its status as a luxury retailer.

Consumer staples as a sector was one of the weaker performers for the benchmark but a source of outperformance for the fund. Effective stock choices included positions in McCormick & Company and Ingredion, which both had excellent execution during the year.

Industrials performed well in the benchmark, as investors saw signs of an economic turnaround in capital investment in 2012. Our industrial holdings all performed strongly for the year, led by Nordson and the Advisory Board Company. Nordson continued to outperform its peers and grow its retained earnings. The Advisory Board Company continues to grow earnings through its strong position within the field of professional services to the healthcare industry.

17	December 31, 2012

Forward Focus Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	18

Forward Focus Fund

Forward Focus Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	10.24%	11.13%	10/21/08

Institutional Class	10.63%	4.97%	05/01/08

(a) Prior to October 20, 2010 the Forward Focus Fund was known as the Forward Legato Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2012

Fund Commentary and Performance

Forward Global Credit Long/Short Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Global Credit Long/Short Fund’s Institutional Class shares returned 4.87%. Its benchmarks, the BofA Merrill Lynch Global High Yield Index and the HFRX Relative Value Arbitrage Index, returned 19.31% and 3.62%, respectively.

Falling global interest rates around the world, low default rates and contracting credit spreads all contributed to solid returns for most credit asset classes in 2012. This supportive backdrop offset concerns early in the year about Western European banks and sovereign refunding challenges, worries mid-year concerning Chinese GDP growth sustainability and year-end consternations about the fiscal cliff in the U.S. The fund’s long/short approach leaves it less exposed to market beta, resulting in lower relative returns in strong market environments like that in 2012.

The fund performance meaningfully lagged that of the BofA Merrill Lynch Global High Yield Index. The fund is a long/short credit fund, focused on developing-country corporate debt. During the year, there was a significant performance difference between the fund’s strategy and its stated benchmark. Overall, relatively low duration and market sensitivity detracted from performance relative to the benchmark, while yield, Venezuelan holdings, currency and sector positioning contributed.

Maintaining short positions in sovereign and corporate debt was the largest source of underperformance relative to the fund’s long-only index for the year. Although certain currency forward contracts contributed to performance, credit default swaps, both long and short, detracted from results.

In terms of country allocation, overweighting sovereign-related credits in Argentina detracted. Early in the year, nationalization of the previously state-owned oil company Yacimientos Petrolíferos Fiscales prompted investors to reduce exposure to the country. Prices recovered fully in the second and third quarters, only to fall again based on an adverse legal ruling in October. The ruling, which is under appeal and faces several challenges, could require Argentina to direct payments to so-called holdout bondholders, which could impede the country’s ability to service the exchanged debt to which the fund is exposed. The fund owns several Argentine positions, and not all of them have been negatively affected by the ruling. Most Argentine asset prices rallied sharply at the end of the year to finish essentially unchanged for the year.

Underweighting U.S. high-yield bonds, the largest component of the fund’s benchmark, detracted meaningfully from performance. U.S. high-yield bonds are not a focus of the fund’s strategy.

An underweight allocation to financials contributed for several reasons. Generally rated investment grade with shorter maturities, this sector did not participate fully in the fall in longer-term interest rates or the solid performance of lower-quality bonds. Increased new issuance due to new capital rules and general funding needs held secondary prices lower than would have otherwise been the case. Concerns surrounding new capital rules and regulations continued to cast a pall over the banking sector.

December 31, 2012	20

Forward Global Credit Long/Short Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2012*

These allocations may not reflect the current or future position of the portfolio.

* Weightings by Asset reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

21	December 31, 2012

Forward Global Credit Long/Short Fund

Forward Global Credit Long/Short Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	4.47%	3.45%	09/30/11

Institutional Class	4.87%	3.85%	09/30/11

Class C (with CDSC)(a)	2.81%	2.80%	09/30/11

Class C (without CDSC)(b)	3.80%	2.80%	09/30/11

Class M	4.87%	3.85%	09/30/11

(a) Includes the 1.00% contingent deferred sales charge.

(b) Excludes the 1.00% contingent deferred sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	22

Fund Commentary and Performance

Forward International Dividend Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward International Dividend Fund’s Investor Class shares returned 21.54%, outperforming the benchmark, the MSCI All Country World Index ex-USA, which returned 17.39%.

The slowdown in global economic growth continued in 2012, following slower growth in 2011 from 2010. The deteriorating economic climate featured recessions in Europe and Japan, along with major uncertainties, including the U.S. fiscal cliff, European debt crisis, slowing China growth and Middle East instability. Global equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan. Markets registered double-digit gains in the first quarter of 2012, following the December 2011 European banking system credit infusion under the European Central Bank’s (ECB) long-term refinancing operation. In the spring, though, markets stumbled as China’s economy appeared to suffer from a more pronounced deceleration and European politics took center stage, worrying investors that policymakers would not find a solution to deal with the massive debt burden built by the periphery of Europe. By late summer, the new eurozone bailout plan combined with large bond purchasing programs by the ECB and Federal Reserve gave markets hope that the major economies would stabilize. The fourth quarter started weaker and remained challenging through the middle of November, as investors fretted about the economic impact of the fiscal cliff, whereby automatic spending cuts and tax increases in the U.S. were set to begin in 2013. Equities then rallied through year-end, with reports of stronger China growth statistics and perceptions that a U.S. tax compromise was imminent.

Forward International Dividend Fund navigated this market environment well, outperforming the benchmark for the entire year as well as each individual quarter. The fund benefited from the selection of and higher allocation to small-cap stocks and better-than-benchmark stock selection in emerging markets. The underweight allocation to Western Europe, one of the better performing regions in 2012, and especially to European financials, detracted from performance relative to the benchmark.

From a country standpoint, security selection within Thailand helped relative results, with strong performance in particular by the fund’s largest holding, Jasmine International. Jasmine International continues to gain traction with its broadband service offering. The fund was rewarded for security selection in Hong Kong, where notable performers included CSI Properties and Bank of China Hong Kong. The market has started to recognize CSI Properties’ steep discount to NAV, and Bank of China Hong Kong benefited from its strong balance sheet and capacity for future dividend growth. The fund’s overweight allocation to the higher performing Turkish market also benefited performance.

Trimming those relative gains, Brazil was a drag on performance. The country’s government interventions, including taxes on foreign transactions and utility tariff reductions, shook investor confidence, pushing Brazil toward the laggard return category for 2012.

The fund’s use of options, futures and warrants had no significant impact on performance.

23	December 31, 2012

Forward International Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

December 31, 2012	24

Forward International Dividend Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Dividend Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	21.54%	-4.42%	8.32%	4.44%	10/01/98

Institutional Class	21.90%	-4.17%	N/A	-3.09%	05/01/07

Class C (with CDSC)(b)(d)	N/A	N/A	N/A	11.56%	07/31/12

Class C (without CDSC)(c)(d)	N/A	N/A	N/A	12.56%	07/31/12

Class M	21.90%	N/A	N/A	0.94%	05/02/11

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(e) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2012

Fund Commentary and Performance

Forward International Small Companies Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward International Small Companies Fund’s Institutional Class shares returned 22.03% and its benchmark, the MSCI EAFE Small Cap Index, returned 20.42%.

The year saw quite variable conditions for equity markets, as positive expectations for both earnings and merger/acquisition activity within the smaller companies’ space drove market returns early in the period, but then gave way to wider, and less optimistic considerations of economic growth, the U.S. fiscal cliff, and, perhaps most importantly, the problems of the eurozone. The developing apparent “crisis” within Europe led to a major reversal in May, in which most of the earlier gains were wiped out. Thereafter, coordinated policy initiatives by governments worldwide restored confidence and resulted in a significant rally for much of the rest of the year. In this environment, the fund delivered solid positive results and outpaced its benchmark.

All four major geographical regions contributed positively to fund performance for the year. Within Asia, much of the benefit came from being underweight in Japan, which in rising by just 1% over the period, has clearly been a conspicuous laggard. Stock selection was also strong in the region, most notably in Australia, where our stocks rose by 30%, compared to around 8% for the country component of the benchmark. Within the European continent, we also benefited from asset allocation, most notably from our overweight positions in Germany and France. Stock selection was the more influential factor, however, with very strong returns coming from stocks in Italy, Norway and Spain.

Performance suffered from a lack of exposure to Ireland, which performed very strongly due to supportive political and macroeconomic factors. Our overweight in Spain was also costly, with the market lagging notably. Stock selection was weak in Belgium, mainly due to telecom stock Mobistar. In Sweden, our holding of Alliance Oil Company was costly and the position has been sold.

Sector performance was especially strong in both the consumer discretionary and industrials sectors. Materials was also a meaningful source of outperformance, as our underweight was beneficial and also because our holdings did very well in this area, rising by over 20%. Our underweight position in the financials sector, though, detracted as this component of the benchmark rose by more than 20%. Our stock selection was also weak in the sector. Similarly, our underweight in healthcare was a negative, as was the effect of our stock selection in that area.

During 2012, we used a combination of long positions in an ETF and total return index swap to equitize larger client inflows and outflows in 2012. The total return swap position generated a small loss, which was more than offset by the ETF position.

December 31, 2012	26

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

27	December 31, 2012

Forward International Small Companies Fund

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	21.70%	-4.03%	10.89%	8.83%	03/05/02

Institutional Class	22.03%	-3.71%	11.23%	7.98%	02/07/96

Class M	22.08%	N/A	N/A	6.67%	02/01/10

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	28

Fund Commentary and Performance

Forward Large Cap Dividend Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Large Cap Dividend Fund’s Class A shares (without sales load) returned 8.78%, lagging its benchmark, the S&P 500 Index, which returned 16.00%.

The slowdown in global economic growth continued in 2012, following slower growth in 2011 from 2010. The deteriorating economic climate featured recessions in Europe and Japan, along with major uncertainties, including the U.S. fiscal cliff, European debt crisis, slowing China growth and Middle East instability. Global equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan. Markets registered double-digit gains in the first quarter of 2012, following the December 2011 European banking system credit infusion under the European Central Bank’s (ECB) long-term refinancing operation. In the spring, though, markets stumbled as China’s economy appeared to suffer from a more pronounced deceleration and European politics took center stage, worrying investors that policymakers would not find a solution to deal with the massive debt burden built by the periphery of Europe. By late summer, the new eurozone bailout plan, combined with large bond purchasing programs by the ECB and Federal Reserve, gave markets hope that the major economies would stabilize. The fourth quarter started weaker and remained challenging through the middle of November, as investors fretted about the economic impact of the fiscal cliff, whereby automatic spending cuts and tax increases in the U.S. were set to begin in 2013. Equities then rallied through year-end, with reports of stronger China growth statistics and perceptions that a U.S. tax compromise was imminent.

Forward Large Cap Dividend Fund advanced in 2012, but lagged the S&P 500 due to the fund’s positioning in higher-quality, higher-dividend-yielding, lower-volatility stocks, which underperformed in the U.S. in 2012. S&P 500 stocks yielding more than 3% as of December 31, 2012, returned 8.65% in 2012, just over half of the S&P 500 return of 16.00%. By contrast, the 55 securities in the S&P 500 yielding less than 1% as of year-end posted an average total return of 25.17%.

The fund derived positive returns from all sectors in which it invested, with financials leading sector performance for 2012. Accommodative central bank policies, improving balance sheets and better earnings pushed stock prices higher for many money center and regional banks and several investment firms. J.P. Morgan, Invesco and NYSE Euronext posted leading returns in the space for the fund. In the industrial sector, Eaton Corporation boosted returns, as investors favored the company’s earnings growth in a low-growth economic climate. Eaton’s purchase of Cooper Industries should make future earnings less volatile. Benefiting from the Olympics and an election year, Comcast Corporation’s impressive earnings growth paced returns in the consumer discretionary sector.

29	December 31, 2012

Forward Large Cap Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	30

Forward Large Cap Dividend Fund

Forward Large Cap Dividend Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	9.02%	N/A	2.14%	05/02/11

Institutional Class	9.35%	0.91%	2.66%	01/31/07

Class A (load adjusted)(b)	2.56%	-0.74%	2.01%	10/31/06

Class A (without load)(c)	8.78%	0.44%	3.00%	10/31/06

(a) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31	December 31, 2012

Fund Commentary and Performance

Forward Select EM Dividend Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Select EM Dividend Fund’s Investor Class shares returned 27.81%, outperforming the MSCI Emerging Markets Index return of 18.63%.

The slowdown in global economic growth continued in 2012, following slower growth in 2011 from 2010. The deteriorating economic climate spread through developing and developed markets alike, with recessions in Europe and Japan affecting emerging markets around the world. The impact was pervasive with the major emerging market economies of China, India and Russia slowing, while other economies, including Brazil, South Korea and Taiwan, were pulled down to annual growth levels of less than 2%. The instability in the U.S. and Europe, in addition to sluggish global growth, had a dramatic impact on emerging market equities, which generally suffered steeper declines in risk-off environments, notably in the second quarter of 2012. With massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan, in combination with generally better economic statistics from China, emerging equities registered strong gains in the final three months of the year, outperforming developed markets for the final quarter and for the entire year.

In this environment, the fund delivered solid results and outpaced its benchmark. The fund benefited from the selection of and higher allocation to small-cap stocks and generally better-than-benchmark stock selection in emerging markets.

From a country perspective, an underweight allocation to Brazil was a positive. The country’s government interventions, such as taxes on foreign transactions and utility tariff reductions, shook investor confidence, pushing Brazil toward the laggard return category for 2012. The fund’s underweight allocation to India, however, was a negative attribution factor.

Strong performance by the fund’s largest holding, Jasmine International, boosted the Thailand equity return. Jasmine International continues to gain traction with its broadband service offering. Turkey was also a source of outperformance, where positive contributors included tractormaker Türk Traktör and pension administrator Anadolu Hayat Emeklilik. Turkey’s equities responded favorably to European monetary accommodation, as well as a reduced trade deficit with the cooling economy, and a Fitch Ratings credit rating upgrade for the country contributed to investor enthusiasm.

Several Indonesian names propelled the portfolio higher early in the year, including Broadcaster Media Nusantara Citra, drug distributor Kalbe Farma and fuel distributor AKR Corporindo. Indonesia appeared relatively immune to European troubles and these companies appear well positioned to benefit from continued strong Indonesian consumer spending.

The fund’s use of warrants had no significant impact on performance.

December 31, 2012	32

Forward Select EM Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

33	December 31, 2012

Forward Select EM Dividend Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Select EM Dividend Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	27.81%	1.44%	05/02/11

Institutional Class	28.38%	3.45%	05/03/11

Class C (with CDSC)(a)	26.14%	0.88%	05/02/11

Class C (without CDSC)(b)	27.14%	0.88%	05/02/11

Class M	28.41%	1.89%	05/02/11

(a) Includes the 1.00% contingent deferred sales charge.

(b) Excludes the 1.00% contingent deferred sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	34

Fund Commentary and Performance

Forward Small Cap Equity Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Small Cap Equity Fund’s Investor Class shares returned 10.97%. Its benchmark, the Russell 2000 Index, returned 16.35%.

The market environment during 2012 is one that was characterized by a frenetic risk-on/risk-off attitude. Weakness in Europe and China, as well as political uncertainty in the U.S., conspired to confound and discourage investors. Equities in general experienced an inexorable drumbeat of investor outflows, while spread-related fixed-income vehicles were the preferred choice in a challenging environment.

The fund posted a positive absolute return but lagged its benchmark for the year. Much of the underperformance occurred in the fourth quarter as the fund’s investment posture migrated away from a more risk-averse stance to a more aggressive one. Our view was that the political uncertainty would be resolved and that a global economic expansion would begin to materialize. Clearly, the positioning of that move was a bit too early.

The largest detractor from fund performance was precious metals mining stocks. We held an overweight allocation to the group, believing that the cumulative effect of quantitative easing by global central banks would benefit precious metals and the mining companies that produce them. These stocks, though, were negative performers in 2012 and as a result detracted from fund performance.

The fund was not invested in homebuilders in 2012. Homebuilders as a group were strong performers, but we held the view that high vacancy rates in residential real estate, coupled with an anemic labor market, would undermine the fundamental underpinnings of that group. In the energy and utilities sectors, stock-specific issues weighed on performance as shifts in investor preferences were closely tied to changes in end-market demand.

The fund was rewarded for its holdings in the consumer staples sector, whose defensive nature helped it to hold up well in a risk-averse environment. One standout performance from a tobacco-related name in the sector also helped fund returns. The financials sector was also a source of outperformance versus the benchmark. In particular, credit quality improvements and a recovering real estate environment helped community banks and real estate investment trusts. In the technology sector, successful stock decisions included beneficial holdings among consumer electronics suppliers.

In 2012, the fund used Russell 2000 stock index futures to equitize cash positions and avoid unnecessary trading costs. Generally, these futures contributed positively to the fund’s performance.

35	December 31, 2012

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	36

Forward Small Cap Equity Fund

Forward Small Cap Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	10.97%	-4.05%	5.78%	5.50%	10/01/98

Institutional Class	11.35%	-3.65%	6.19%	4.32%	06/06/02

Class M	11.33%	N/A	N/A	5.49%	02/01/10

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

37	December 31, 2012

Fund Commentary and Performance

Forward Tactical Enhanced Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Tactical Enhanced Fund’s Institutional Class shares returned 12.79%, underperforming its benchmark, the S&P 500 Index, which returned 16.00%.

A calming of European debt markets, coupled with extreme monetary easing, helped to offset the concerns surrounding the presidential election in November and the looming fiscal tightening coming after year-end. The year 2012 was characterized by much less volatility than 2011, with a stock market that grinded higher with only two corrections of 10% and 7%. The S&P 500 Index finished the year with a solid 16.00% return.

Fund performance compared to various long/short benchmarks has been good. For example, the fund outperformed the HFRX Equity Hedge Index, which returned 4.81% for the year. Because the fund is, in part, a trend-following, momentum-based strategy, the fund’s performance was helped by the market’s lower volatility levels and clearer sense of direction compared with the previous reporting period.

The goal of our strategy is to seek to protect the portfolio in down markets and participate in market advances. The fund adjusts net exposure dynamically through market cycles. Therefore, the fund captured a significant portion of the positive returns in equity markets, while sidestepping major drawdowns. Conversely, the fund is not always 100% exposed to the markets and while it participates in major upward moves, it did not capture 100% of the market’s positive returns. During the year, the S&P 500 had two major moves upward, during which the fund had high net exposure to the S&P 500. Similarly, the fund participated in upward moves by both the Dow Jones industrial average and the Russell 2000 Index, with high exposure to both.

Over an entire market cycle, the fund seeks to minimize downside losses and capture a portion of the upside gain to produce above-average risk-adjusted returns.

From January 1 through October 31, 2012, derivatives (futures and options) and exchange-traded funds (ETFs) were used in executing the investment strategy. The performance of the fund during that date range was entirely a result of the use of derivatives. As of November 1, 2012, Forward Management became the investment advisor to the fund and the fund continued to invest in ETFs periodically from November 1 through December 31, 2012.

December 31, 2012	38

Forward Tactical Enhanced Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

39	December 31, 2012

Forward Tactical Enhanced Fund

Forward Tactical Enhanced Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	12.45%	4.09%	12/31/10

Institutional Class	12.79%	4.44%	12/31/10

Class A (load adjusted)(b)	5.86%	0.85%	12/31/10

Class A (without load)(c)	12.31%	3.89%	12/31/10

Class C (with CDSC)(d)	10.77%	3.42%	12/31/10

Class C (without CDSC)(e)	11.77%	3.42%	12/31/10

Class M	12.78%	3.84%	04/15/11

(a) Effective November 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Broadmark Asset Management, LLC, for investment sub-advisory services provided for the Forward Tactical Enhanced Fund. The Fund is now advised solely by Forward Management. Performance figures and other portolio data shown for periods prior to November 1, 2012, represent performance of Broadmark Asset Management, LLC, under the previous investment strategy for the Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	40

Fund Commentary and Performance

Forward Tactical Growth Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Tactical Growth Fund’s Institutional Class shares returned 5.14%, underperforming its benchmark, the S&P 500 Index, which returned 16.00%.

A calming of European debt markets, coupled with extreme monetary easing, helped to offset the concerns surrounding the presidential election in November and the looming fiscal tightening lurking after year-end. The year 2012 was characterized by much less volatility than 2011, with a stock market that grinded higher with only two corrections of 10% and 7%. The S&P 500 Index finished the year with a solid 16.00% return.

Fund performance compared to various long/short benchmarks has been good. For example, the fund outperformed the HFRX Equity Hedge Index, which returned 4.81% for the year. Because the fund is, in part, a trend-following, momentum-based strategy, the fund’s performance was helped by the market’s lower volatility levels and clearer sense of direction compared with the previous reporting period.

The goal of our strategy is to seek to protect the portfolio in down markets and participate in market advances. The fund adjusts net exposure dynamically through market cycles. Therefore, the fund captured a significant portion of the positive returns in equity markets, while sidestepping major drawdowns. Conversely, the fund is not always 100% exposed to the markets, and while it participates in major upward moves, it did not capture 100% of the market’s positive returns. During the year, the S&P 500 had two major moves upward, during which the fund had high net exposure to the S&P 500. Similarly, the fund participated in upward moves by both the Dow Jones industrial average and the Russell 2000 Index, with high exposure to both.

Over an entire market cycle, the fund seeks to minimize downside losses and capture a portion of the upside gain, aiming to produce above-average risk-adjusted returns.

During 2012, the fund only invested in derivatives (futures and options) and exchange-traded funds. The performance of the fund, therefore, is entirely a result of our use of derivatives.

41	December 31, 2012

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	42

Forward Tactical Growth Fund

Forward Tactical Growth Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	4.81%	1.25%	09/14/09

Institutional Class	5.14%	1.58%	09/14/09

Class A (load adjusted)(a)	-1.34%	-2.47%	03/12/10

Class A (without load)(b)	4.67%	-0.39%	03/12/10

Class C (with CDSC)(c)	3.14%	0.65%	09/14/09

Class C (without CDSC)(d)	4.14%	0.65%	09/14/09

Class M	5.13%	1.01%	02/01/10

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(e) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

43	December 31, 2012

Fund Commentary and Performance

Forward Commodity Long/Short Strategy Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Commodity Long/Short Strategy Fund’s Institutional Class shares declined -24.87%. Its benchmark, the Credit Suisse Momentum and Volatility Enhanced Return Strategy Index (Credit Suisse MOVERS Index), was down -25.63%. By contrast, the Dow Jones UBS Commodity Index declined -1.06% in 2012.

While commodities overall were relatively flat for 2012, the year was punctuated by sharp moves up and down followed by quick reversals throughout the year. This is a poor environment for momentum-based strategies that rely upon the continuation of a trend in order to generate gains. The strategy began the year with a predominantly short position overall as commodities had declined considerably in 2011. This positioning contributed to negative performance, with markets, including commodities, rallying for the first two months of the year on signs of a global recovery. The strategy moved to a more neutral position in March, predicated on the positive trend seen in the first two months of the year. This, however, coincided with a decided turn in investor sentiment, as fears mounted that the eurozone would break up and global growth would slow. As sentiment degraded over the spring and into the summer, the model began to move into a shorter net position. The single most significant event that hurt performance during the year was an announcement by the president of the European Central Bank (ECB), Mario Draghi, that the ECB would do “whatever it takes” to defend the integrity of the euro. This had the effect of reversing economic pessimism and driving commodity markets higher, especially economically sensitive commodities such as industrial metals and energy products. This contributed to negative performance, as the strategy had been locked into the deteriorating economic climate. Subsequently, August and September were the two most challenging months for the strategy, with prevailing short positioning being on the wrong side of the global rally.

The model’s short position in coffee in the first half of the year represented the largest positive contributor from a single position to performance, adding 1.33% to fund returns for the year. Coffee began the year in a sustained downtrend, which continued until June. At that point, the model eliminated the coffee position for the year, locking in the gains from the first six months.

The investment team utilizes a strategy that employs a curve carry component that seeks to generate returns above and beyond buying futures in the front month of the futures curve. This component added 1.59% to performance for the year and was the single best contributor to fund performance.

Silver was the single largest detractor from fund performance during the year, trimming 5.44% from performance. The model held a position in silver in all but two months of the year. The strategy began the year with a short position, which was the worst month of performance as silver rallied 19.30% in January. Silver moved in four distinct waves in the year, each lasting approximately three months. Unfortunately this is just the amount of time it took the model to reallocate to the new trend.

Aluminum was the second-largest detractor from performance, contributing a negative 3.86% for the year. The strategy began the year with a short position that was against the early year rally. But, the strategy shorted aluminum in May and July, decisions that helped performance. However, the model was also short in September, when the metal rallied 10.50%.

The fund employs a tactical approach to gaining exposure to the commodity markets, aiming to produce positive absolute return during all market cycles. The fund attains commodity exposure through the use of total return swaps and these provided the vast majority of the fund’s performance for the year. Additionally, the fund typically

December 31, 2012	44

Forward Commodity Long/Short Strategy Fund

maintains a cash position, with the remainder invested in short duration, investment-grade bonds, and these holdings provide the potential for incremental low-risk return.

Forward Commodity Long/Short Strategy Fund uses a volatility-adjusted momentum indicator to systematically gain exposure to commodity returns. The strategy rebalances on a monthly basis and invests in 10 commodities, out of a universe of 24, that exhibit medium- to long-term momentum. The strategy is agnostic to whether this momentum is on the long or short side, with the ability to be 100% long, 100% short or any combination in between.

45	December 31, 2012

Forward Commodity Long/Short Strategy Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2012*

These allocations may not reflect the current or future position of the portfolio.

* Weightings by Asset reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	46

Forward Commodity Long/Short Strategy Fund

Forward Commodity Long/Short Strategy Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	-25.20%	-9.43%	12/31/10

Institutional Class	-24.87%	-9.10%	12/31/10

Class C (with CDSC)(a)	-26.36%	-18.52%	05/04/11

Class C (without CDSC)(b)	-25.61%	-18.52%	05/04/11

Class M	-25.12%	-21.69%	12/07/11

Class Z	-24.86%	-9.13%	12/31/10

(a) Includes the 1.00% contingent deferred sales charge.

(b) Excludes the 1.00% contingent deferred sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

47	December 31, 2012

Fund Commentary and Performance

Forward Managed Futures Strategy Fund

As of December 31, 2012

From its inception on January 30, 2012, through December 31, 2012, Forward Managed Futures Strategy Fund’s Institutional Class shares declined -18.43%. Its benchmark, Credit Suisse Multi-Asset Futures Strategy Index, was down -10.31%.

Although volatility declined in 2012, the year was punctuated by some sharp moves up and down followed by quick reversals throughout the year. This is a poor environment for momentum-based strategies that rely upon the continuation of a trend in order to generate gains.

Forward Managed Futures Strategy Fund uses a momentum indicator, relative to each future’s long-term moving average, to systematically determine exposures to futures. The strategy rebalances on a monthly basis and invests in any futures contract that qualifies at the most recent measurement date. The strategy looks at a universe of 44 futures, spread across interest rate, foreign exchange, equity and commodity futures. The strategy is agnostic to whether momentum is on the long or short side, and can be at times 100% long, 100% short or any combination in between. Finally, the investment team attempts to maintain the strategy’s overall annualized volatility at 15%, which may be achieved through the use of leverage. The strategy vacillated through the year from slightly long to slightly short and never took a strong directional bet one way or the other.

Despite the sharp moves in the markets in 2012, the largest detractor to performance for the year was the fund’s volatility targeting. Overall market volatility was low in 2012, leading to the employment of maximum leverage of 150% throughout the year. Trend-following strategies suffered in the whipsaw environment despite the low volatility, leading to the magnification of losses.

The model held a long position in Brent crude oil during February and March, which was largely flat. However, the strategy took a short position for one month in July, which saw Brent crude oil rally just over 15%. This detracted 1.15% from fund performance for the year.

The strategy took a short position in aluminum from July through September, detracting 1.14% from performance in 2012. Initially, the position worked well as aluminum continued a downtrend that had begun in March. However, the commodity rallied in September, gaining 20.30% from August 20 through September 14.

The best performing position in the strategy was a long position to soybeans via a total return swap that the model allocated in June. The model rode a large portion of the jump in soybean prices due to an unseasonably strong drought in the U.S. during the summer. The position was eliminated in September, overall adding 1.18% to the fund for the year. The model used a total return swap to short coffee in the first half of the year, representing the second-largest individual positive contributor and adding 0.84% to the fund. Coffee was in a sustained downtrend coming into the year, which continued until June. The model held the position through July, when it was eliminated.

The majority of the fund’s performance is achieved through the use of derivatives, which, especially total return swaps, play a major role in the way that the fund is managed.

December 31, 2012	48

Forward Managed Futures Strategy Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

49	December 31, 2012

.

Forward Managed Futures Strategy Fund

Forward Managed Futures Strategy Fund

	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class(a)	-18.71%	01/30/12

Institutional Class(a)	-18.43%	01/30/12

Class C (with CDSC)(a)(b)	-19.96%	01/30/12

Class C (without CDSC)(a)(c)	-19.15%	01/30/12

Class Z(a)	-19.20%	01/31/12

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	50

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Credit Analysis Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Forward EM Corporate Debt Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Diversification does not assure profit or protect against risk.

Forward Emerging Markets Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

51	December 31, 2012

Investment Glossary

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Endurance Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Focus Fund

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Diversification does not assure profit or protect against risk.

Forward Global Credit Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

December 31, 2012	52

Investment Glossary

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward International Dividend Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Small Companies Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Large Cap Dividend Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Select EM Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

53	December 31, 2012

Investment Glossary

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Small Cap Equity Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Tactical Enhanced Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Higher portfolio turnover rates will involve greater transaction costs, and may increase the potential for taxable distributions being paid to shareholders.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

December 31, 2012	54

Investment Glossary

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Managed Futures Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Fund Benchmark Definitions

Barclays Capital U.S. Corporate High-Yield Bond Index: Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Barclays Capital U.S. Municipal Bond Index: Barclays Capital U.S. Municipal Bond Index covers the USD-denominated, long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

55	December 31, 2012

Investment Glossary

BofA Merrill Lynch Global High Yield Index: BofA Merrill Lynch Global High Yield Index tracks the performance of below-investment grade corporate debt publicly issued in the major domestic or euro bond markets.

Credit Suisse Emerging Market Corporate Bond Index: Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Credit Suisse Momentum and Volatility Enhanced Return Strategy Index (Credit Suisse MOVERS Index): Credit Suisse MOVERS Index seeks positive absolute returns at bullish and at bearish points in the commodity cycle for each of the S&P GSCI single commodity sub-indexes. Currently, 24 single commodity sub-indexes meet the eligibility requirements for the S&P GSCI.

Credit Suisse Multi-Asset Futures Strategy Index: Credit Suisse Multi-Asset Futures Strategy Index is a dynamic, rules-based index designed to generate positive absolute returns in all market cycles with low correlation to any one specific asset class.

HFRX Equity Hedge Index: HFRX Equity Hedge Index represents a universe of investment opportunities for equity-oriented hedge funds with a broad investment mandate. The index contains long and long/short hedge funds investing in equity and equity derivative securities.

HFRX Relative Value Arbitrage Index: HFRX Relative Value Arbitrage Index is an unmanaged index comprised of investment managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.

MSCI All Country World Index: MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI All Country World Index ex-USA: MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE Small Cap Index: MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index: MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Russell 2000 Index: Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

Russell 2500 Index: Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Glossary of Terms

A/AA/AAA are Standard & Poor’s long-term credit ratings that reflect a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. AAA is the highest possible rating and is given when an issuer’s capacity to meet its long-term debt obligations is extremely strong, while AA indicates a very strong repayment capacity and A, a strong repayment capacity.

Beta is a statistical measure of the relative volatility of a stock, fund or other security in comparison to the market as a whole.

Credit default swap is a swap designed to transfer the credit exposure of fixed-income products between parties.

December 31, 2012	56

Investment Glossary

Dow Jones industrial average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the U.S. stock market since October 1, 1928.

Dow Jones UBS Commodity Index is composed of futures contracts on physical commodities. Unlike equities, which typically entitle the holder a continuing stake in a corporation, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodities.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for bond prices.

Fair value is the equilibrium price for a futures contract. In the futures market, this is equal to the spot price after taking into account compounded interest and dividends lost because the investor owns the futures contract rather than the physical stocks over a certain period of time.

Fiscal cliff refers to the simultaneous spending cuts and tax increases that were slated to take place at the end of 2012.

Investment grade refers to the quality of credit, and indicates that a company or bond has a relatively low risk of default.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Risk-on/risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on/risk-off theory states that investors tend to engage in higher-risk investments. When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

Single-B is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A single-B rating indicates a junk bond or a bond with low credit quality.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

57	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD CREDIT ANALYSIS LONG/SHORT FUND
Investor Class
Actual	$1,000.00	$1,047.60	1.99%	$10.24

Hypothetical	$1,000.00	$1,015.13	1.99%	$10.08
Institutional Class
Actual	$1,000.00	$1,051.00	1.64%	$8.46

Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31

December 31, 2012	58

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD CREDIT ANALYSIS LONG/SHORT FUND (continued)
Class A
Actual	$1,000.00	$1,047.60	2.14%	$11.01

Hypothetical	$1,000.00	$1,014.38	2.14%	$10.84
Class C
Actual	$1,000.00	$1,044.80	2.59%	$13.31

Hypothetical	$1,000.00	$1,012.12	2.59%	$13.10
Class M
Actual	$1,000.00	$1,051.00	1.64%	$8.46

Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31

FORWARD EM CORPORATE DEBT FUND
Investor Class
Actual	$1,000.00	$1,089.20	1.34%	$7.04

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80
Institutional Class
Actual	$1,000.00	$1,091.60	0.99%	$5.20

Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
Class C
Actual	$1,000.00	$1,085.70	1.94%	$10.17

Hypothetical	$1,000.00	$1,015.38	1.94%	$9.83

FORWARD EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,126.00	1.77%	$9.46

Hypothetical	$1,000.00	$1,016.24	1.77%	$8.97
Institutional Class
Actual	$1,000.00	$1,127.60	1.38%	$7.38

Hypothetical	$1,000.00	$1,018.20	1.38%	$7.00
Class M
Actual	$1,000.00	$1,128.70	1.36%	$7.28

Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

FORWARD ENDURANCE LONG/SHORT FUND
Investor Class
Actual	$1,000.00	$1,042.80	2.33%	$11.96

Hypothetical	$1,000.00	$1,013.42	2.33%	$11.79

59	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD ENDURANCE LONG/SHORT FUND (continued)
Institutional Class
Actual	$1,000.00	$1,044.80	1.98%	$10.18

Hypothetical	$1,000.00	$1,015.18	1.98%	$10.03

FORWARD FOCUS FUND
Investor Class
Actual	$1,000.00	$1,075.20	1.39%	$7.25

Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05
Institutional Class
Actual	$1,000.00	$1,077.20	1.04%	$5.43

Hypothetical	$1,000.00	$1,019.91	1.04%	$5.28

FORWARD GLOBAL CREDIT LONG/SHORT FUND
Investor Class
Actual	$1,000.00	$1,023.50	2.39%	$12.16

Hypothetical	$1,000.00	$1,013.12	2.39%	$12.09
Institutional Class
Actual	$1,000.00	$1,025.40	1.99%	$10.13

Hypothetical	$1,000.00	$1,015.13	1.99%	$10.08
Class C
Actual	$1,000.00	$1,020.30	2.99%	$15.18

Hypothetical	$1,000.00	$1,010.10	2.99%	$15.11
Class M
Actual	$1,000.00	$1,025.30	1.99%	$10.13

Hypothetical	$1,000.00	$1,015.13	1.99%	$10.08

FORWARD INTERNATIONAL DIVIDEND FUND
Investor Class
Actual	$1,000.00	$1,152.00	1.34%	$7.25

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80
Institutional Class
Actual	$1,000.00	$1,153.20	0.99%	$5.36

Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
Class C(c)
Actual	$1,000.00	$1,125.60	1.94%	$8.62

Hypothetical	$1,000.00	$1,015.38	1.94%	$9.83

December 31, 2012	60

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD INTERNATIONAL DIVIDEND FUND (continued)
Class M
Actual	$1,000.00	$1,153.10	0.99%	$5.36

Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$1,154.10	1.72%	$9.31

Hypothetical	$1,000.00	$1,016.49	1.72%	$8.72
Institutional Class
Actual	$1,000.00	$1,155.40	1.36%	$7.37

Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90
Class M
Actual	$1,000.00	$1,155.90	1.37%	$7.42

Hypothetical	$1,000.00	$1,018.25	1.37%	$6.95

FORWARD LARGE CAP DIVIDEND FUND
Investor Class
Actual	$1,000.00	$1,036.50	1.24%	$6.35

Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29
Institutional Class
Actual	$1,000.00	$1,038.10	0.89%	$4.56

Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52
Class A
Actual	$1,000.00	$1,035.00	1.39%	$7.11

Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05

FORWARD SELECT EM DIVIDEND FUND
Investor Class
Actual	$1,000.00	$1,155.00	1.79%	$9.70

Hypothetical	$1,000.00	$1,016.14	1.79%	$9.07
Institutional Class
Actual	$1,000.00	$1,156.40	1.39%	$7.53

Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05
Class C
Actual	$1,000.00	$1,151.10	2.39%	$12.92

Hypothetical	$1,000.00	$1,013.12	2.39%	$12.09

61	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD SELECT EM DIVIDEND FUND (continued)
Class M
Actual	$1,000.00	$1,157.10	1.39%	$7.54

Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05

FORWARD SMALL CAP EQUITY FUND
Investor Class
Actual	$1,000.00	$1,052.00	1.38%	$7.12

Hypothetical	$1,000.00	$1,018.20	1.38%	$7.00
Institutional Class
Actual	$1,000.00	$1,054.00	1.08%	$5.58

Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48
Class M
Actual	$1,000.00	$1,053.60	1.08%	$5.58

Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48

FORWARD TACTICAL ENHANCED FUND
Investor Class
Actual	$1,000.00	$1,063.00	2.18%	$11.30

Hypothetical	$1,000.00	$1,014.18	2.18%	$11.04
Institutional Class
Actual	$1,000.00	$1,064.40	1.81%	$9.39

Hypothetical	$1,000.00	$1,016.04	1.81%	$9.17
Class A
Actual	$1,000.00	$1,062.00	2.32%	$12.02

Hypothetical	$1,000.00	$1,013.47	2.32%	$11.74
Class C
Actual	$1,000.00	$1,059.50	2.77%	$14.34

Hypothetical	$1,000.00	$1,011.21	2.77%	$14.00
Class M
Actual	$1,000.00	$1,064.30	1.73%	$8.98

Hypothetical	$1,000.00	$1,016.44	1.73%	$8.77

FORWARD TACTICAL GROWTH FUND
Investor Class
Actual	$1,000.00	$1,007.00	1.69%	$8.53

Hypothetical	$1,000.00	$1,016.64	1.69%	$8.57

December 31, 2012	62

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD TACTICAL GROWTH FUND (continued)
Institutional Class
Actual	$1,000.00	$1,008.50	1.34%	$6.77

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80
Class A
Actual	$1,000.00	$1,006.20	1.84%	$9.28

Hypothetical	$1,000.00	$1,015.89	1.84%	$9.32
Class C
Actual	$1,000.00	$1,003.90	2.29%	$11.54

Hypothetical	$1,000.00	$1,013.62	2.29%	$11.59
Class M
Actual	$1,000.00	$1,008.40	1.34%	$6.76

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80

FORWARD COMMODITY LONG/SHORT STRATEGY FUND
Investor Class
Actual	$1,000.00	$819.90	1.75%	$8.01

Hypothetical	$1,000.00	$1,016.34	1.75%	$8.87
Institutional Class
Actual	$1,000.00	$822.10	1.40%	$6.41

Hypothetical	$1,000.00	$1,018.10	1.40%	$7.10
Class C
Actual	$1,000.00	$817.60	2.35%	$10.74

Hypothetical	$1,000.00	$1,013.32	2.35%	$11.89
Class M
Actual	$1,000.00	$821.60	1.41%	$6.46

Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15
Class Z
Actual	$1,000.00	$821.90	1.36%	$6.23

Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

FORWARD MANAGED FUTURES STRATEGY FUND
Investor Class
Actual	$1,000.00	$867.70	2.41%	$11.31

Hypothetical	$1,000.00	$1,013.02	2.41%	$12.19

63	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD MANAGED FUTURES STRATEGY FUND (continued)
Institutional Class
Actual	$1,000.00	$869.60	2.05%	$9.63

Hypothetical	$1,000.00	$1,014.83	2.05%	$10.38
Class C
Actual	$1,000.00	$865.30	3.00%	$14.07

Hypothetical	$1,000.00	$1,010.05	3.00%	$15.16
Class Z
Actual	$1,000.00	$869.70	2.03%	$9.54

Hypothetical	$1,000.00	$1,014.93	2.03%	$10.28

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

(c) The Forward International Dividend Fund began offering Class C shares on July 31, 2012.

December 31, 2012	64

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Shares		Value (Note 2)

PREFERRED STOCKS: 0.17%
Electric: 0.17%

12,188	Southern California Edison Co.(a)(b) 4.320%	$1,229,846

	Total Preferred Stocks (Cost $1,198,994)	1,229,846

Principal Amount

CORPORATE BONDS: 1.35%
Consumer Cyclical: 0.13%

$250,000	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/12(c)(d)	1,550

895,000	United Air Lines, Inc., Sr. Sec. Notes 9.875%, 08/01/13(a)(e)	902,272

		903,822

Financials: 0.57%

3,000,000	Nationwide Mutual Insurance Co., Sub. Notes 5.810%, 12/15/24(a)(b)(e)	2,910,000

1,000,000	Penske Truck Leasing Co. Lp (PTL Finance Corp.), Unsec. Notes 3.750%, 05/11/17(e)	1,047,086

		3,957,086

Industrials: 0.65%

4,000,000	Enterprise Products Operating Llc, Gtd. Notes, Series B 7.034%, 01/15/68(a)(b)	4,584,924

	Total Corporate Bonds (Cost $8,575,581)	9,445,832

MUNICIPAL BONDS: 96.53%
Alaska: 1.97%

7,170,000	Northern Alaska Tobacco Securitization Corp., Revenue Bonds (Tobacco Settlement Asset Backed), Series A 5.000%, 06/01/32(a)	6,406,897

8,400,000	5.000%, 06/01/46(a)	7,401,324

		13,808,221

Arizona: 0.33%

1,555,000	Salt Verde, Arizona, Financial Corp., Senior Gas Revenue Bonds 5.000%, 12/01/37	1,753,729

500,000	5.250%, 12/01/20	587,510

		2,341,239

Principal Amount		Value (Note 2)
California: 21.29%

$5,750,000	Alameda County Joint Powers Authority, Lease Revenue Bonds (Build America Bonds - Recovery Zone Economic Development), Series 49 7.046%, 12/01/44(a)	$7,291,345

11,500,000	California County Tobacco Securitization Agency, Convertible Asset-Backed Revenue Bonds, (Los Angeles County) 5.600%, 06/01/36	11,036,320

500,000	California Educational Facilities Authority, General Obligation Revenue Bonds (San Francisco University) 5.000%, 10/01/21	591,555

3,360,000	California Housing Finance Agency, Revenue Bonds (Alternative Minimum Tax Home Mortgage), Series K 5.500%, 02/01/42	3,482,909

1,425,000	California State Health Facilities Financing Authority, Revenue Bonds (Catholic Health Care West), Series J 5.625%, 07/01/32(a)	1,541,622

2,320,000	California State Pollution Control Financing Authority, Revenue Bonds (Refunding Pacific Gas-D-Rmkt) 4.750%, 12/01/23	2,533,510

2,000,000	California State Pollution Control Financing Authority, Water Furnishing Revenue Bonds 5.000%, 07/01/37	2,066,520

9,000,000	5.000%, 07/01/37	9,184,050

6,000,000	California State Public Works Board, Lease Revenue Bonds (Various Capital Project), Series A 5.000%, 04/01/37(a)	6,551,460

1,800,000	California State Public Works Board, Revenue Bonds (Build America Bonds), Series G-2 8.361%, 10/01/34(a)	2,298,708

2,000,000	California State Public Works Board, Revenue Bonds, Series A-1 5.750%, 03/01/30(a)	2,329,440

4,750,000	California Statewide Communities Development Authority, Revenue Bonds (Kaiser Permanente), Series A 5.000%, 04/01/42	5,300,240

See Notes to Financial Statements	65	December 31, 2012

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
California (continued): 21.29%

$5,510,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Enhanced Tobacco Settlement), Series A 5.000%, 06/01/45	$5,732,769

8,850,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-1 4.500%, 06/01/27	8,286,609

3,750,000	5.125%, 06/01/47	3,235,762

5,000,000	5.750%, 06/01/47	4,742,200

10,800,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-2, VRDN 5.300%, 06/01/37(b)	9,773,028

4,700,000	Long Beach Bond Finance Authority, Natural Gas Purchase (LIBOR Index), Series B, VRDN 1.658%, 11/15/27(a)(b)	3,876,701

1,000,000	Long Beach, California Bond Finance Authority, Revenue Bonds, Series A 5.000%, 11/15/15(a)	1,095,080

2,725,000	Los Angeles Convention & Exhibit Center Authority, Lease Revenue Bonds, Series A 5.125%, 08/15/22(a)	3,082,166

6,000,000	Los Angeles Department of Water & Power, Waterworks Revenue Bonds, Series B 5.000%, 07/01/43	6,915,180

2,500,000	Los Angeles Regional Airports Improvement Corp., Lease Revenue Bonds, Series C, VRDN 7.500%, 12/01/24(b)(f)	2,786,325

6,300,000	Northern California Gas Authority, No. 1 Revenue Bonds, VRDN 0.961%, 07/01/27(a)(b)	5,231,835

8,300,000	Northern California Tobacco Securitization Authority, Asset-Backed Revenue Bonds, Series A-1 5.500%, 06/01/45	7,304,166

1,500,000	Palomar Pomerado, California Health Care District, Certificate Participation Bonds, (Palomar Pamerado Health) 6.000%, 11/01/30	1,676,265

1,925,000	State of California Municipal Bonds, General Obligation Revenue Bonds (Build America Bonds) 5.250%, 04/01/14(a)	2,031,837

Principal Amount		Value (Note 2)

$8,185,000	7.300%, 10/01/39	$11,350,140

8,170,000	7.550%, 04/01/39(a)	11,787,676

7,000,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Revenue Bonds, Series A1-SNR 5.000%, 06/01/37	6,239,800

		149,355,218

Colorado: 1.10%

2,365,000	Denver City & County, Special Facilities Airport Revenue Bonds (United Airlines Project), Series A 5.250%, 10/01/32	2,413,482

2,885,000	Denver Colorado Health & Hospital Authority Healthcare, Revenue Bonds, Series B, VRDN 1.308%, 12/01/33(a)(b)	2,366,133

590,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds 5.750%, 11/15/18	680,052

2,000,000	University of Colorado Hospital Authority, Revenue Bonds, Series A 5.000%, 11/15/36	2,234,180

		7,693,847

Connecticut: 1.77%

5,015,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Hartford Heath Care), Series A 5.000%, 07/01/41	5,388,016

5,400,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Stamford Hospital), Series I 5.000%, 07/01/30(a)	5,986,008

950,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Yale-New Haven Hospital), Insured Ambac Indemnity Corp., Series J-1 5.000%, 07/01/26(a)	1,032,251

		12,406,275

Florida: 1.34%

5,000,000	Broward County Florida, Airport System Revenue Bonds, Series Q-1 5.000%, 10/01/37(a)	5,667,300

December 31, 2012	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Florida (continued): 1.34%

$1,000,000	Citizens Property Insurance Corp., Sr. Sec. Revenue Bonds, Series A-1 5.000%, 06/01/22	$1,167,320

1,545,000	5.250%, 06/01/17	1,786,221

700,000	6.000%, 06/01/16(a)	807,303

		9,428,144

Georgia: 2.49%

5,710,000	City of Atlanta, Georgia Water & Wastewater Revenue Bonds, Series A 5.500%, 11/01/27(a)	6,989,839

1,600,000	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds) 6.655%, 04/01/57(a)	1,901,504

7,600,000	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds, Plant Vogtle Units 3&4 Project), Series P 7.055%, 04/01/57(a)	8,608,976

		17,500,319

Guam: 1.13%

5,000,000	Guam Government Municipal Bonds, General Obligation Unlimited, Series A 7.000%, 11/15/39(a)	5,664,500

2,100,000	Guam Government Municipal Bonds, Series A 6.000%, 11/15/19(a)	2,276,379

		7,940,879

Illinois: 1.42%

675,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.000%, 06/01/17	769,520

4,865,000	5.500%, 06/01/23(a)	5,810,708

3,000,000	State of Illinois, General Obligation Unlimited Bonds (Build America Bonds) 6.630%, 02/01/35	3,403,440

		9,983,668

Indiana: 0.23%

1,435,000	Indiana Finance Authority Finance Authority, Hospital Revenue Bonds (Parkview Health System) 5.000%, 05/01/29	1,602,508

Principal Amount		Value (Note 2)
Iowa: 4.01%

$1,500,000	Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Alcoa, Inc. Project) 4.750%, 08/01/42	$1,514,895

13,875,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds (Capital Appreciation), Series B 5.600%, 06/01/34	13,437,382

8,505,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A 6.500%, 06/01/23	8,390,778

5,000,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series C 5.625%, 06/01/46	4,786,000

		28,129,055

Kentucky: 1.09%

2,675,000	Kentucky Economic Development Finance Authority, Revenue Bonds (Baptist Healthcare System), Series A 5.375%, 08/15/24(a)	3,054,342

1,390,000	Kentucky Housing Corp., Housing Revenue Bonds, Series A 4.250%, 07/01/33	1,455,594

3,025,000	Louisville & Jefferson County, Kentucky, Metropolitan Government Health System Revenue Bonds (Norton Healthcare, Inc.) 5.250%, 10/01/36(a)	3,162,486

		7,672,422

Louisiana: 2.56%

3,200,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, (Westlake Chemical Corp., Project) 6.750%, 11/01/32(a)	3,598,880

2,100,000	Louisiana Public Facilities Authority, Revenue Bonds (Christus Health), Series A 6.000%, 07/01/29(a)	2,440,872

1,065,000	Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries Project) 6.750%, 07/01/39	1,244,911

3,000,000	Louisiana Public Facilities Authority, Revenue Bonds (Ochsner Clinic Foundation Project) 6.250%, 05/15/31(a)	3,612,900

See Notes to Financial Statements	67	December 31, 2012

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Louisiana (continued): 2.56%

$3,730,000	Louisiana Public Facilities Authority, Revenue Bonds (Ochsner Clinic Foundation Project), Series A 5.250%, 05/15/38(a)	$3,959,283

3,000,000	Louisiana, Tobacco Settlement Financing Corp., Revenue Bonds (Asset Backed), Series 2001B 5.875%, 05/15/39	3,073,110

		17,929,956

Maine: 0.46%

2,675,000	Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center) 6.750%, 07/01/36(a)	3,251,837

Maryland: 0.01%

55,000	Montgomery County, Maryland, Housing Opportunities Commission, Single Family Mortgage Revenue Bonds, Series B 5.350%, 07/01/34(a)	55,095

Massachusetts: 0.57%

3,280,000	Massachusetts Development Finance Agency, Revenue Bonds (Tufts Medical Center), Series I 6.250%, 01/01/27(a)	3,996,024

Michigan: 0.51%

2,100,000	Detroit Water & Sewerage Department Sewerage Disposal System, Revenue and Revenue Refunding Sr. Lien Bonds, Series A 5.250%, 07/01/39	2,266,026

1,225,000	Michigan State Hospital Finance Authority, Revenue Bonds (Henry Ford Health System), Series A 5.250%, 11/15/32(a)	1,319,239

		3,585,265

Mississippi: 0.53%

2,990,000	Mississippi Development Bank, Revenue Bonds (Magnolia Regional Health Center), Series A 6.500%, 10/01/31(a)	3,690,766

Missouri: 0.15%

850,000	St. Louis, Missouri, Airport Revenue Bonds (Lambert-St. Louis International), Series A-1 6.625%, 07/01/34(a)	1,018,878

Principal Amount		Value (Note 2)
Nebraska: 2.63%

$6,450,000	Nebraska Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3) 5.000%, 09/01/27	$7,070,554

10,500,000	5.000%, 09/01/32(a)	11,342,520

		18,413,074

New Hampshire: 0.37%

2,450,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds (United Illuminating Co.), Series A, VRDN 4.500%, 07/01/27(a)(b)	2,616,036

New Jersey: 4.75%

1,000,000	New Jersey Economic Development Authority, Revenue Bonds 5.000%, 06/15/20	1,163,740

2,255,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds (Barnabas Health), Series A 5.625%, 07/01/32(a)	2,539,108

1,500,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B 5.250%, 06/15/24	1,803,480

8,880,000	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 4.625%, 06/01/26	8,658,710

5,000,000	4.750%, 06/01/34	4,433,550

16,220,000	5.000%, 06/01/41	14,757,605

		33,356,193

New York: 6.38%

1,225,000	Albany, New York Industrial Development Agency, Civic Facility Revenue Bonds (St. Peter’s Hospital Project), Series A 5.750%, 11/15/22(a)	1,420,228

1,000,000	Brooklyn Arena Local Development Corp., Revenue Bonds (Barclays Center Project) 6.000%, 07/15/30(a)	1,179,850

1,500,000	Erie Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds (New York Tobacco Settlement), Series E 6.000%, 06/01/28	1,458,810

December 31, 2012	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
New York (continued): 6.38%

$3,395,000	Liberty, New York, Development Corp., Revenue Bonds (Goldman Sachs Headquarters, Llc) 5.250%, 10/01/35	$3,963,120

6,515,000	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. - JFK International Airport), VRDN 7.625%, 08/01/25(b)(f)	7,441,563

3,000,000	8.000%, 08/01/28(a)(b)(f)	3,456,540

3,000,000	New York City, New York Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium-Pilot Project) 5.000%, 01/01/39	3,009,660

2,295,000	5.000%, 01/01/18(a)	2,423,084

750,000	New York City, New York Municipal Water Finance Authority, Water & Sewer Revenue Bonds, Series EE 6.011%, 06/15/42(a)	1,008,795

10,000,000	New York City, New York Municipal Water Finance Authority, Water & Sewer Revenue Bonds, Series FF 4.000%, 06/15/45(a)	10,415,500

4,200,000	New York State, Liberty Development Corp., Liberty Revenue Bonds (Port Authority Consolidated Bonds), Series 1WTC-2011 5.000%, 12/15/41	4,777,080

4,195,000	New York Tobacco Settlement Asset Securitization Corp., Revenue Bonds, Series 1 4.750%, 06/01/22	4,230,280

		44,784,510

North Carolina: 1.91%

2,000,000	Charlotte, North Carolina Special Facilities Revenue Bonds (Charlotte/Douglas International Airport) 5.600%, 07/01/27	1,964,980

2,000,000	Charlotte, North Carolina, Airport Revenue Bonds, Series A 5.000%, 07/01/41	2,269,020

3,400,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Duke University Health Systems), Series A 5.000%, 06/01/42	3,840,640

Principal Amount		Value (Note 2)

$1,000,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Vidant Health), Series A 5.000%, 06/01/36	$1,089,190

1,000,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (WakeMed Health), Series A 4.125%, 10/01/38	1,013,180

2,000,000	5.000%, 10/01/31	2,266,920

825,000	North Carolina Municipal Power Agency, No. 1 Revenue Bonds (Catawba Electric), Series A 5.000%, 01/01/30	936,160

		13,380,090

Ohio: 3.01%

765,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Build America Bonds) 6.053%, 02/15/43(a)	899,005

1,250,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Fremont Energy Center Project), Series B 5.000%, 02/15/42	1,391,063

4,595,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2 6.000%, 06/01/42	4,255,567

2,600,000	6.500%, 06/01/47	2,537,028

5,000,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset-Backed Sr. Turbo), Series A-2 5.125%, 06/01/24	4,564,750

6,000,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Capital Appreciation Asset-Backed Sr. Convertible), Series A-3, VRDN 6.250%, 06/01/37(b)	5,704,800

1,500,000	County of Hancock, Ohio Hospital Revenue Bonds (Blanchard Valley Regional Health Center) 5.750%, 12/01/26(a)	1,771,500

		21,123,713

See Notes to Financial Statements	69	December 31, 2012

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Oklahoma: 0.70%

$4,400,000	Oklahoma State Development Finance Authority, Revenue Bonds (St. John Health System, Inc.) 5.000%, 02/15/34	$4,940,276

Pennsylvania: 1.05%

1,750,000	Allegheny County Industrial Development Authority, Revenue Bonds (Environmental Improvement) 6.750%, 11/01/24(a)	1,872,902

2,500,000	Pennsylvania State Turnpike, Commission Turnpike Revenue Bonds, Sub-Series B 5.250%, 06/01/39	2,740,100

1,500,000	Philadelphia Hospitals & Higher Education Facilities Authority, Revenue Bonds (Temple University Health Systems), Series A 5.625%, 07/01/42	1,644,975

1,000,000	Philadelphia Hospitals & Higher Education Facilities Authority, Revenue Bonds (Temple University Health Systems), Series B 6.250%, 07/01/23	1,124,880

		7,382,857

Puerto Rico: 15.67%

4,000,000	Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds (Asset-Backed Bonds) 5.500%, 05/15/39	4,006,000

12,000,000	Children’s Trust Fund, Asset Backed Revenue Bonds, Series A 0.000%, 05/15/50	869,400

4,000,000	Commonwealth of Puerto Rico, General Obligation Revenue Bonds (Public Improvement), Series A 5.500%, 07/01/39	3,945,080

8,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Sr. Lien, Series A 5.750%, 07/01/37	7,825,280

13,650,000	6.000%, 07/01/47	13,669,519

3,225,000	6.125%, 07/01/24	3,431,787

Principal Amount		Value (Note 2)

$2,000,000	Puerto Rico Commonwealth, General Obligation Unlimited Bonds (Public Improvement), Series A 5.500%, 07/01/32(a)	$2,016,000

6,000,000	5.750%, 07/01/28	6,208,380

4,000,000	5.750%, 07/01/41	4,048,160

1,550,000	Puerto Rico Commonwealth Highway & Transportation Authority, Transportation Revenue Bonds, Series L 5.250%, 07/01/38(a)	1,489,008

1,855,000	Puerto Rico Commonwealth Highway & Transportation Authority, Transportation Revenue Bonds, Series N 5.250%, 07/01/39(a)	1,741,585

1,800,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Insured Ambac Indemnity Corp., Series C 5.500%, 07/01/24(a)	1,866,780

475,000	5.500%, 07/01/25(a)	490,618

1,300,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Series C 5.500%, 07/01/16(a)	1,375,114

3,200,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series CCC 5.250%, 07/01/27(a)	3,245,472

2,900,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series UU, VRDN 0.941%, 07/01/31(a)(b)	1,911,680

1,250,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW 5.250%, 07/01/25(a)	1,268,438

1,855,000	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (Ports Authority), Series B 5.250%, 12/15/26	1,860,194

625,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series B 5.000%, 07/01/18	642,100

900,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Insured XL Capital Assurance, Inc., Series H 5.250%, 07/01/13(a)	911,754

December 31, 2012	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Puerto Rico (continued): 15.67%

$2,000,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Series M-2, VRDN 5.750%, 07/01/34(b)	$2,129,060

5,800,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Series P 6.125%, 07/01/23	6,157,918

4,000,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Series S 6.000%, 07/01/41	4,115,080

3,905,000	Puerto Rico Public Finance Corp., Revenue Bonds (Commonwealth Appropriation), Series B 5.500%, 08/01/31	3,942,019

5,000	Puerto Rico Sales Tax Financing Corp., Prerefunded Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/28(a)	6,428

18,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (Capital Appreciation), Series A 0.000%, 08/01/44	3,014,640

3,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate), Series A 5.375%, 08/01/39	3,084,210

10,875,000	5.500%, 08/01/42(a)	11,221,369

6,400,000	5.750%, 08/01/37	6,768,640

5,470,000	6.000%, 08/01/42	5,848,852

795,000	Puerto Rico Sales Tax Financing Corp., Unrefunded Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/28(a)	847,701

		109,958,266

Tennessee: 1.55%

3,290,000	Johnson City Health & Educational Facilities Board, First Mortgage Revenue Bonds (Mountain States Health Alliance), Series A 5.500%, 07/01/31(a)	3,583,534

Principal Amount		Value (Note 2)

$2,000,000	Johnson City Health & Educational Facilities Board, Hospital Revenue Bonds (Mountain States Health Alliance) 6.000%, 07/01/38	$2,402,860

4,585,000	Sullivan County, Tennessee, Health Educational & Housing Facilities Board, Hospital Revenue Bonds (Wellmont Health System Project), Series C 5.250%, 09/01/36(a)	4,877,523

		10,863,917

Texas: 8.58%

2,250,000	Central Texas Regional Mobility Authority, Sr. Lien Revenue Bonds 5.750%, 01/01/31(a)	2,639,632

1,500,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds (American Airlines, Inc., Project) 9.000%, 05/01/29(b)(f)	1,053,135

1,250,000	Houston, Texas Airport Systems, Revenue Bonds (Special Facilities Continental Airlines, Inc., Terminal Projects) 6.500%, 07/15/30	1,408,475

3,000,000	6.625%, 07/15/38	3,361,680

1,100,000	Love Field Airport Modernization Corp., Special Facilities Revenue Bonds (Southwest Airlines Co. Project) 5.000%, 11/01/28	1,196,976

2,700,000	North Central Texas Health Facility Development Corp., Hospital Revenue Bonds (Children’s Medical Center of Dallas Project) 5.000%, 08/15/32	3,070,629

10,950,000	North Texas Tollway Authority, Revenue Bonds (Build America Bonds), Sub-Lien, Series B-2 8.910%, 02/01/30(a)	12,881,689

1,200,000	North Texas Tollway Authority, Revenue Bonds, Sub-Lien, Series A 6.250%, 02/01/23	1,362,528

4,250,000	State of Texas, Private Activity Bond Surface Transportation Corp., Revenue Bonds (Sr. Lien LBJ Infrastructure Group) 7.000%, 06/30/40	5,169,360

See Notes to Financial Statements	71	December 31, 2012

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Texas (continued): 8.58%

$1,500,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Series A 5.000%, 12/15/16	$1,691,250

5,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Sr. Lien, Series B, VRDN 0.906%, 12/15/26(b)	4,085,050

3,945,000	Texas Municipal Gas Acquisition & Supply Corp., I, Gas Supply Revenue Bonds, Sr. Lien, Series D 5.625%, 12/15/17	4,411,970

7,900,000	Texas Municipal Gas Acquisition & Supply Corp., III, Gas Supply Revenue Bonds 5.000%, 12/15/27(a)	8,651,606

2,500,000	5.000%, 12/15/30	2,684,350

4,000,000	5.000%, 12/15/32	4,284,800

2,000,000	Texas Transportation Commission, Turnpike Systems Revenue Bonds, 1st Tier, Series A 5.000%, 08/15/41	2,168,220

525,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28(a)	59,651

		60,181,001

Utah: 0.40%

2,500,000	Utah County, Hospital Revenue Bonds (IHC Health Services, Inc.) 5.000%, 05/15/43	2,792,825

Virgin Islands: 0.39%

500,000	Virgin Islands Public Finance Authority, Revenue Bonds (Sr. Lien/Capital Projects), Series A-1 5.000%, 10/01/39	520,265

2,000,000	Virgin Islands Public Finance Authority, Revenue Bonds (Sr. Lien/Manufacturing Federal Loan Notes), Series A 5.000%, 10/01/29(a)	2,181,960

		2,702,225

Virginia: 3.93%

1,000,000	Chesapeake Virginia Toll Road Transportation System, Sr. Revenue Bonds, Series A 5.000%, 07/15/47	1,072,850

Principal Amount		Value (Note 2)

$2,000,000	Route 460 Funding Corp., Toll Road Revenue Bonds (Senior Lien), Series A 5.125%, 07/01/49	$2,129,460

3,300,000	Virginia State Small Business Financing Authority, Revenue Bonds (Sr. Lien Elizabeth River Crossings Opco, Llc Project) 5.250%, 01/01/32	3,566,244

4,000,000	5.500%, 01/01/42	4,328,720

6,000,000	6.000%, 01/01/37	6,773,100

9,500,000	Virginia State Small Business Financing Authority, Revenue Bonds (Sr. Lien Express Lanes, Llc Project) 5.000%, 01/01/40(a)	9,728,000

		27,598,374

Washington: 1.11%

7,000,000	Washington State Health Care Facilities Authority, Revenue Bonds (Providence Health & Services), Series A 5.000%, 10/01/42(a)	7,762,440

West Virginia: 0.20%

1,340,000	County of Pleasants, West Virginia Pollution Control Revenue Bonds (Allegheny Energy Supply Co.), Series F 5.250%, 10/15/37	1,431,978

Wisconsin: 0.94%

3,275,000	Wisconsin State General Fund Annual Appropriation, Revenue Bonds, Series A 5.750%, 05/01/33(a)	3,883,462

2,455,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.), Series A 5.625%, 04/15/39(a)	2,735,828

		6,619,290

	Total Municipal Bonds (Cost $652,407,696)	677,296,681

	Total Investments: 98.05% (Cost $662,182,271)	687,972,359

	Net Other Assets and Liabilities: 1.95%	13,673,181

	Net Assets: 100.00%	$701,645,540

December 31, 2012	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
Corporate Bonds

$(2,000,000)	Citigroup, Inc., Sr. Unsec. Notes 4.500%, 01/14/22	$(2,233,250)

(2,250,000)	Ford Motor Credit Co. Llc., Sr. Unsec. Notes 5.750%, 02/01/21	(2,593,724)

(2,000,000)	Prudential Financial, Inc., Sr. Unsec. Notes, Series Medium-Term Notes 4.500%, 11/15/20	(2,234,766)

		(7,061,740)

U.S. Treasury Bonds & Notes

(3,500,000)	U.S. Treasury Bonds 2.750%, 08/15/42	(3,367,658)

(9,000,000)	3.000%, 05/15/42	(9,136,404)

(12,000,000)	3.125%, 11/15/41	(12,515,628)

(35,000,000)	U.S. Treasury Notes 0.500%, 07/31/17	(34,781,250)

(23,250,000)	2.000%, 11/15/21	(24,109,157)

		(83,910,097)

	Total Securities Sold Short (Proceeds $88,200,893)	$(90,971,837)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for short sales.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Security in default on interest and principal payments.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,859,358, representing 0.69% of net assets.

(f) Security in default on interest payments. Pending the outcome of the bankruptcy filling. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
08/12/08	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/12(c)(d)	$0	$1,550	0.00%(g)

(g) Less than 0.005%.

Investment Abbreviations:

Gtd. — Guaranteed

LIBOR — London Interbank Offered Rate

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

VRDN — Variable Rate Demand Notes

See Notes to Financial Statements	73	December 31, 2012

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Shares			Value (Note 2)

COMMON STOCKS: 0.51%
Colombia: 0.51%

45,000	Pacific Rubiales Energy Corp.		$1,046,250

	Total Common Stocks (Cost $1,203,382)		1,046,250

Principal Amount		Currency

FOREIGN GOVERNMENT OBLIGATIONS: 3.54%
Argentina: 3.54%

200,000	Provincia de Buenos Aires, Sr. Unsec. Notes 10.875%, 01/26/21(a)	USD	150,000

7,471,000	11.750%, 10/05/15(a)	USD	6,481,093

40,000,000	Republic of Argentina, Sr. Unsec. Notes 0.000%, 12/15/35(b)(c)	ARS	577,764

			7,208,857

	Total Foreign Government Obligations (Cost $7,736,546)		7,208,857

ASSET-BACKED SECURITIES: 2.93%
China: 2.93%

200,000	Sealane Trade Finance, Ltd., Series 2011-1X, Class A 14.438%, 02/12/16(b)	USD	208,796

4,000,000	Start CLO, Ltd., Series 2010-6A, Class A 16.360%, 04/01/14(b)	USD	4,171,680

1,500,000	Start CLO, Ltd., Series 2011-7A, Class A 15.311%, 06/09/15(b)	USD	1,581,840

			5,962,316

	Total Asset-Backed Securities (Cost $5,914,366)		5,962,316

CONVERTIBLE CORPORATE BONDS: 0.85%
Indonesia: 0.85%

2,100,000	Enercoal Resources Pte, Ltd. 9.250%, 08/05/14	USD	1,722,000

	Total Convertible Corporate Bonds (Cost $1,948,926)		1,722,000

CORPORATE BONDS: 86.12%
Argentina: 0.31%

1,425,000	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes 9.750%, 10/25/22(a)	USD	641,250

Principal Amount		Currency	Value (Note 2)

Azerbaijan: 2.41%

1,750,000	Azerbaijan Railways, Unsec. Notes 8.250%, 02/18/16	USD	$1,892,275

3,000,000	International Bank of the Republic of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., Unsec. Notes 8.500%, 10/22/13(a)	USD	3,015,273

			4,907,548

Brazil: 4.08%

1,000,000	Banco Bradesco SA, Sub. Notes 5.750%, 03/01/22(a)	USD	1,087,500

250,000	5.750%, 03/01/22(d)	USD	271,875

1,000,000	Banco do Brasil SA, Sr. Unsec. Notes 3.875%, 10/10/22	USD	1,010,000

1,750,000	Banco Latinoamericano de Comercio Exterior SA, Sr. Unsec. Notes 3.750%, 04/04/17(d)	USD	1,795,500

2,448,000	OSX 3 Leasing BV, Gtd. Notes 9.250%, 03/20/15	USD	2,536,740

1,550,000	Petrobras International Finance Co., Sr. Unsec. Notes 2.875%, 02/06/15	USD	1,594,226

			8,295,841

Chile: 3.67%

1,300,000	Automotores Gildemeister SA, Sr. Unsec. Notes 8.250%, 05/24/21(a)	USD	1,439,750

1,000,000	Banco de Credito e Inversiones, Sr. Unsec. Notes 3.000%, 09/13/17(d)	USD	1,021,201

1,845,000	Banco Santander Chile, Sub. Notes 5.375%, 12/09/14(a)	USD	1,959,041

1,800,000	Corp. Nacional del Cobre de Chile, Sr. Unsec. Notes 3.000%, 07/17/22(d)	USD	1,822,390

1,216,228	Inversiones Alsacia SA, Sec. Notes 8.000%, 08/18/18(a)	USD	1,226,879

			7,469,261

China: 1.02%

2,000,000	Tencent Holdings, Ltd., Sr. Unsec. Notes 3.375%, 03/05/18(d)	USD	2,067,366

December 31, 2012	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Colombia: 5.80%

2,000,000	Bancolombia SA, Sub. Notes 5.125%, 09/11/22	USD	$2,090,000

2,750,000	Colombia Telecomunicaciones SA ESP, Sr. Unsec. Notes 5.375%, 09/27/22(d)	USD	2,801,562

300,000	Gruposura Finance, Gtd. Notes 5.700%, 05/18/21(d)	USD	338,250

2,005,000	Gruposura Finance, Sr. Unsec. Notes 5.700%, 05/18/21(a)	USD	2,260,638

1,400,000	Pacific Rubiales Energy Corp., Sr. Unsec. Notes 7.250%, 12/12/21(a)	USD	1,624,000

2,418,000	Transportadora de Gas Internacional SA ESP, Sr. Unsec. Notes 5.700%, 03/20/22(a)	USD	2,683,980

			11,798,430

Croatia: 1.61%

3,000,000	Agrokor d.d., Sr. Unsec. Notes 8.875%, 02/01/20(d)	USD	3,273,750

Hong Kong: 3.31%

2,250,000	CFG Investment SAC, Unsec. Notes 9.750%, 07/30/19(d)	USD	1,721,250

1,798,000	Hutchison Whampoa International 11, Ltd., Sr. Unsec. Notes 3.500%, 01/13/17(a)	USD	1,912,379

1,500,000	3.500%, 01/13/17(d)	USD	1,594,943

1,500,000	Hutchison Whampoa International 12, II Ltd., Sr. Unsec. Notes 2.000%, 11/08/17(d)	USD	1,502,081

			6,730,653

Indonesia: 2.26%

2,496,000	Berau Capital Resources Pte, Ltd., First Lien Notes 12.500%, 07/08/15(a)	USD	2,739,360

1,800,000	Perusahaan Listrik Negara PT, Sr. Unsec. Notes 5.250%, 10/24/42(d)	USD	1,863,000

			4,602,360

Principal Amount		Currency	Value (Note 2)

Israel: 0.96%

1,930,000	Teva Pharmaceutical Finance IV Llc, Sr. Unsec. Notes 2.250%, 03/18/20	USD	$1,948,646

Jamaica: 0.54%

1,000,000	Digicel Group, Ltd., Sr. Unsec. Notes 8.250%, 09/30/20(d)	USD	1,105,000

Kazakhstan: 0.40%

2,000,000	Tristan Oil Ltd., First Lien Notes 10.500%, 01/01/12(a)(e)	USD	808,750

Malaysia: 1.40%

9,000,000	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 7 5.200%, 07/30/13(f)	MYR	2,842,917

Mexico: 9.51%

1,850,000	BBVA Bancomer SA, Sub. Notes 6.750%, 09/30/22(d)	USD	2,085,875

1,750,000	Cemex Espana Luxembourg, First Lien Notes 9.875%, 04/30/19(a)	USD	1,960,000

1,750,000	Empresas ICA SAB de CV, Sr. Unsec. Notes 8.375%, 07/24/17(d)	USD	1,890,000

1,216,000	Grupo Elektra SA de CV, Sr. Unsec. Notes 7.250%, 08/06/18(a)	USD	1,270,720

2,670,000	Grupo Senda Autotransporte SA de CV, Sr. Sec. Notes 10.500%, 10/03/15(a)	USD	2,790,150

3,480,000	Maxcom Telecomunicaciones SAB de CV, Sr. Sec. Notes, Series B 11.000%, 12/15/14	USD	2,366,400

1,800,000	Mexichem SAB de CV, Sr. Unsec. Notes 4.875%, 09/19/22(d)	USD	1,944,000

2,750,000	Petroleos Mexicanos, Sr. Unsec. Notes 4.875%, 01/24/22	USD	3,110,249

1,750,000	5.500%, 06/27/44	USD	1,929,375

			19,346,769

Nigeria: 2.44%

1,400,000	Access Finance BV, Unsec. Notes 7.250%, 07/25/17(d)	USD	1,462,864

See Notes to Financial Statements	75	December 31, 2012

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Nigeria (continued): 2.44%

3,000,000	Afren Plc, First Lien Notes 11.500%, 02/01/16(a)	USD	$3,495,000

			4,957,864

Peru: 3.39%

800,000	Camposol SA, Sr. Unsec. Notes 9.875%, 02/02/17(a)	USD	872,000

400,000	9.875%, 02/02/17(d)	USD	436,000

1,000,000	Corp. Financiera de Desarrollo SA, Sr. Unsec. Notes 4.750%, 02/08/22(a)	USD	1,102,500

200,000	4.750%, 02/08/22(d)	USD	220,500

2,000,000	Corp. Lindley SA, Sr. Unsec. Notes 6.750%, 11/23/21(a)	USD	2,320,000

1,750,000	Volcan Cia Minera SAA, Sr. Unsec. Notes 5.375%, 02/02/22(a)	USD	1,938,125

			6,889,125

Poland: 1.04%

2,000,000	PKO Finance AB, Sr. Unsec. Notes 4.630%, 09/26/22(d)	USD	2,110,000

Qatar: 1.93%

1,000,000	Qtel International Finance, Ltd., Sr. Unsec. Notes 3.250%, 02/21/23(d)	USD	1,001,500

2,591,875	Ras Laffan Liquefied Natural Gas Co., Ltd. II, Sec. Notes 5.298%, 09/30/20(a)	USD	2,922,339

			3,923,839

Russia: 14.98%

2,500,000	Alfa Bank OJSC Via Alfa Bond Issuance Plc, Sr. Unsec. Notes 7.750%, 04/28/21(a)	USD	2,781,249

300,000	Bank of Moscow OJSC Via Kuznetski Capital, Sr. Sec. Notes 7.335%, 05/13/13(a)	USD	306,675

1,000,000	Bank of Moscow via BOM Capital PL, Sr. Unsec. Notes 6.699%, 03/11/15(a)	USD	1,062,500

1,350,000	Eurasian Development Bank, Sr. Unsec. Notes 7.375%, 09/24/14(a)	USD	1,488,375

Principal Amount		Currency	Value (Note 2)

1,500,000	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd., Sr. Unsec. Notes 5.125%, 12/12/17(d)	USD	$1,514,415

2,000,000	Gazprom Neft OAO Via GPN Capital SA, Sr. Unsec. Notes 4.375%, 09/19/22(d)	USD	2,055,000

1,000,000	Gazprom OAO Via Gaz Capital SA, Sr. Unsec. Notes 4.950%, 07/19/22(a)	USD	1,078,000

500,000	4.950%, 07/19/22(d)	USD	539,000

2,000,000	8.125%, 07/31/14(a)	USD	2,181,800

2,100,000	Promsvyazbank OJSC Via PSB Finance SA, Sec. Notes 11.250%, 07/08/16	USD	2,276,399

1,400,000	Rosneft, Sr. Unsec. Notes 4.199%, 03/06/22(d)	USD	1,428,000

53,000,000	RSHB Capital SA for OJSC Russian Agricultural Bank, Sec. Notes 7.500%, 03/25/13	RUB	1,733,672

47,000,000	RusHydro Finance, Ltd., Sec. Notes 7.875%, 10/28/15	RUB	1,536,053

2,500,000	RZD Capital, Ltd., Sr. Unsec. Notes 5.700%, 04/05/22(a)	USD	2,866,750

2,000,000	Tinkoff Credit Systems Via TCS Finance, Ltd., Sr. Unsec. Notes 10.750%, 09/18/15	USD	2,060,000

850,000	VimpelCom Holdings BV, Sr. Unsec. Notes 7.504%, 03/01/22(a)	USD	976,438

1,000,000	VTB Bank OJSC Via VTB Capital SA, Sr. Unsec. Notes 6.000%, 04/12/17(a)	USD	1,083,500

1,125,000	6.000%, 04/12/17(d)	USD	1,218,938

2,250,000	Wind Acquisition Holdings Finance SA, 1st Lien PIK Notes 12.250%, 07/15/17(d)	USD	2,306,250

			30,493,014

Singapore: 3.02%

2,150,000	Oversea-Chinese Banking Corp. Ltd., Sr. Unsec. Notes 1.625%, 03/13/15(a)	USD	2,182,067

December 31, 2012	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Singapore (continued): 3.02%

900,000	Singapore Telecommunications, Ltd., Sr. Unsec. Notes 7.375%, 12/01/31(a)	USD	$1,320,889

2,000,000	Temasek Financial I, Ltd., Sr. Unsec. Notes 2.375%, 01/23/23(d)	USD	1,977,366

700,000	3.375%, 07/23/42(d)	USD	667,920

			6,148,242

South Africa: 0.37%

750,000	Sasol Financing International Plc, Sr. Unsec. Notes 4.500%, 11/14/22	USD	756,563

South Korea: 4.74%

1,800,000	Doosan Infracore Co., Ltd., Sr. Unsec. Notes 3.250%, 10/05/42(b)	USD	1,803,190

1,500,000	Korea East-West Power Co., Ltd., Sr. Unsec. Notes 2.500%, 07/16/17(d)	USD	1,528,011

1,750,000	Korea Finance Corp., Sr. Unsec. Notes 2.250%, 08/07/17	USD	1,775,475

1,800,000	Korea Hydro & Nuclear Power Co., Ltd., Sr. Unsec. Notes 3.000%, 09/19/22(d)	USD	1,773,123

1,700,000	Lotte Shopping Co. Ltd., Sr. Unsec. Notes 3.375%, 05/09/17(d)	USD	1,765,204

1,000,000	SK Telecom Co., Ltd., Sr. Unsec. Notes 2.125%, 05/01/18(d)	USD	1,007,565

			9,652,568

Supranational Union: 1.10%

2,200,000	African Development Bank, Sr. Unsec. Notes 1.125%, 03/15/17	USD	2,240,502

Turkey: 1.50%

1,000,000	Anadolu Efes Biracilik Ve Malt Sanayii AS, Sr. Unsec. Notes 3.375%, 11/01/22(d)	USD	990,000

1,800,000	Export Credit Bank of Turkey, Sr. Unsec. Notes 5.875%, 04/24/19(d)	USD	2,054,700

			3,044,700

Principal Amount		Currency	Value (Note 2)

Ukraine: 3.92%

1,900,000	DTEK Finance BV, Sr. Unsec. Notes 9.500%, 04/28/15(a)	USD	$1,923,655

1,900,000	Metinvest BV, Sr. Unsec. Notes 10.250%, 05/20/15(a)	USD	1,961,750

1,900,000	MHP SA, Sr. Unsec. Notes 10.250%, 04/29/15(a)	USD	2,018,750

2,000,000	Naftogaz Ukraine, Unsec. Notes 9.500%, 09/30/14	USD	2,062,500

			7,966,655

United Arab Emirates: 4.84%

1,500,000	Dolphin Energy, Ltd., Sec. Notes 5.500%, 12/15/21(d)	USD	1,753,125

3,025,000	Doric Nimrod Air, 1st Lien Notes 5.125%, 11/30/24(d)	USD	3,161,125

2,500,000	Dubai Electricity & Water Authority, Sr. Unsec. Notes 7.375%, 10/21/20(a)	USD	3,087,500

1,750,000	MDC BV, Gtd. Medium-Term Notes 5.750%, 05/06/14(a)	USD	1,850,188

			9,851,938

United Kingdom: 0.14%

250,000	Tesco Plc, Sr. Unsec. Notes 5.500%, 11/15/17(d)	USD	295,014

United States: 1.15%

1,619,689	Continental Airlines 1997-4 Class A Pass Through Trust, Series 974A 6.900%, 07/02/19	USD	1,761,412

875,000	MF Global Holdings, Ltd., Sr. Unsec. Notes 6.250%, 08/08/16(g)	USD	581,998

			2,343,410

Venezuela: 4.28%

1,100,000	CA La Electricidad de Caracas, Sr. Unsec. Notes 8.500%, 04/10/18	USD	957,000

4,800,000	Petroleos de Venezuela SA, Sr. Unsec. Notes 5.000%, 10/28/15	USD	4,428,000

2,500,000	9.000%, 11/17/21(a)	USD	2,397,500

See Notes to Financial Statements	77	December 31, 2012

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)
Venezuela (continued): 4.28%

1,105,625	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(a)	USD	$934,253

			8,716,753

	Total Corporate Bonds (Cost $170,249,785)		175,228,728

	Total Investments: 93.95% (Cost $187,053,005)		191,168,151

	Net Other Assets and Liabilities: 6.05%		12,303,569	(h)

	Net Assets: 100.00%		$203,471,720

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $78,202,566 representing 38.43% of net assets.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(c) Interest only security.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $58,363,663 representing 28.68% of net assets.

(e) Security in default on interest payments. The issuer defaulted on the maturity payment, pending the outcome of bankruptcy filing. Security deemed to be liquid under procedures approved by the Fund’s Board of Trustees.

(f) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(g) Security in default on interest payments. Pending the outcome of the bankruptcy filling. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(h) Includes cash which is being held as collateral for credit default swap contracts.

CREDIT DEFAULT SWAPS CONTRACTS ON CORPORATE AND SOVEREIGN OBLIGATION ISSUES - SELL PROTECTION(i)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012(j)	Notional Amount(k)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Argentina Republic	Morgan Stanley	5.000%	06/20/17	14.760%	$2,500,000	$(686,364)	$(215,715)	$(470,649)
						$(686,364)	$(215,715)	$(470,649)

(i) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(j) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
03/27/12	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 7 5.200%, 07/30/13(f)	$2,807,853	$2,842,917	1.40%

December 31, 2012	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

ARS — Argentine Peso

MYR — Malaysian Ringgit

RUB — Russian Ruble

USD — U.S. Dollar

See Notes to Financial Statements	79	December 31, 2012

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

COMMON STOCKS: 92.48%
Brazil: 3.22%

26,100	BM&F Bovespa SA	$178,462

4,300	Companhia de Bebidas das Americas, Preferred ADR	180,557

		359,019

Chile: 1.60%

2,500	Corpbanca SA, ADR	50,625

65,600	Vina Concha Y Toro SA	127,787

		178,412

China: 7.21%

109,500	China Minsheng Banking Corp., Ltd., Class H	128,632

2,500	China Petroleum & Chemical Corp., ADR	287,300

140,850	Goodbaby International Holdings, Ltd.	51,630

16,212	Kingsoft Corp., Ltd.	11,592

3,500	Mindray Medical International, Ltd., ADR	114,450

522,000	Zijin Mining Group Co., Ltd., Class H	210,164

		803,768

Colombia: 0.86%

5,700,000	Bolsa De Valores de Colombia	95,806

Egypt: 2.09%

22,100	Commercial International Bank Egypt SAE	120,125

7,260	Eastern Tobacco	113,067

		233,192

Estonia: 1.70%

48,900	Silvano Fashion Group AS, Class A	189,587

Hong Kong: 9.05%

41,400	First Pacific Co., Ltd., Sponsored ADR	228,942

6,800	Guangdong Investment, Ltd., Unsponsored ADR	272,952

161,000	SJM Holdings, Ltd.	379,970

54,000	YGM Trading, Ltd.	127,217

		1,009,081

Indonesia: 9.41%

77,500	Enseval Putera Megatrading Tbk PT	14,073

227,000	PT AKR Corporindo Tbk	98,302

Shares		Value (Note 2)

1,007,793	PT Astra Graphia Tbk	$141,961

258,200	PT Bank Mandiri Tbk	218,105

650,000	PT Kalbe Farma Tbk	71,632

699,500	PT Media Nusantara Citra Tbk	181,739

83,370	PT Tambang Batubara Bukit Asam Tbk	131,436

5,200	PT Telekomunikasi Indonesia, Sponsored ADR	192,140

		1,049,388

Italy: 2.90%

18,900	Danieli & C. Officine Meccaniche SpA, Unsponsored ADR	322,717

Malaysia: 3.49%

100,000	Eng Kah Corp. Bhd	112,819

114,200	Hartalega Holdings Bhd	177,387

58,000	Malaysia Airports Holdings Bhd	98,816

		389,022

Mexico: 2.20%

94,900	Grupo Bimbo SAB de CV, Series A	245,724

Nigeria: 1.31%

2,300,000	Diamond Bank Plc(a)	72,763

500,000	Guaranty Trust Bank Plc	73,647

		146,410

Peru: 1.96%

36,000	Alicorp SA	116,356

700	Credicorp, Ltd.	102,592

		218,948

Philippines: 4.44%

471,300	Manila Water Co.	368,099

5,900	SM Investments Corp.	127,307

		495,406

Poland: 2.59%

2,292	KGHM Polska Miedz SA	141,593

12,300	Powszechna Kasa Oszczednosci Bank Polski SA	147,304

		288,897

December 31, 2012	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)
Russia: 1.43%

9,700	M Video OJSC	$77,319

140,593	Surgutneftegas OAO, Preferred Shares	82,247

		159,566

Singapore: 3.27%

10,800	China Yuchai International, Ltd.	170,316

53,000	OSIM International, Ltd.	75,680

31,000	SembCorp Marine, Ltd.	118,426

		364,422

South Africa: 5.48%

10,000	Gold Fields, Ltd., Sponsored ADR	124,900

10,900	Kumba Iron Ore, Ltd., ADR	245,795

10,700	Santam, Ltd.	240,127

		610,822

Sri Lanka: 1.47%

122,876	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	87,659

32,724	Hatton National Bank Plc, Non-Voting Depository Receipt	28,829

1,000,000	Piramal Glass Ceylon Plc	46,985

		163,473

Taiwan: 4.29%

19,000	Asustek Computer, Inc.	215,163

226,900	Formosan Rubber Group, Inc.	163,619

68,700	Kinik Co.	97,786

1,468	Mega Financial Holding Co., Ltd.	1,150

		477,718

Thailand: 14.99%

120,400	Charoen Pokphand Foods Pcl, Non-Voting Depository Receipt	133,443

3,181,400	Jasmine International Pcl	564,455

25,231	PTT Exploration & Production Pcl	136,099

46,500	Shin Corp. Pcl, Non-Voting Depository Receipt	105,358

33,600	Siam Commercial Bank Pcl, Non-Voting Depository Receipt	200,512

190,700	SNC Former Pcl, Non-Voting Depository Receipt	153,143

Shares		Value (Note 2)

213,000	Supalai Pcl, Non-Voting Depository Receipt	$123,782

839,800	Thai Tap Water Supply Pcl	253,801

		1,670,593

Turkey: 5.94%

56,800	Anadolu Hayat Emeklilik AS	134,878

37,600	Cimsa Cimento Sanayi VE Tica	192,642

10,200	Turk Traktor ve Ziraat Makineleri AS	334,675

		662,195

United Kingdom: 1.58%

6,800	Standard Chartered Plc	175,983

	Total Common Stocks (Cost $9,178,478)	10,310,149

PREFERRED STOCKS: 2.38%
Brazil: 1.23%

8,300	Itau Unibanco Holding SA, Sponsored ADR, Preferred Shares	136,618

Russia: 1.15%

60,420	Sberbank, Preferred Shares	128,393

	Total Preferred Stocks (Cost $240,213)	265,011

	Total Investments: 94.86% (Cost $9,418,691)	10,575,160

	Net Other Assets and Liabilities: 5.14%	573,289

	Net Assets: 100.00%	$11,148,449

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements	81	December 31, 2012

Portfolio of Investments (Note 10)

Forward Endurance Long/Short Fund

Shares		Value (Note 2)

COMMON STOCKS: 78.20%
Energy: 2.35%

1,500	Marathon Oil Corp.	$45,990

500	Schlumberger, Ltd.	34,645

1,000	Southwestern Energy Co.(a)	33,410

		114,045

Financials: 0.35%

2,000	GSV Capital Corp.(a)	16,860

Industrials: 21.82%

1,600	Cummins, Inc.	173,360

2,000	Equifax, Inc.	108,240

300	FANUC Corp.	55,128

10,000	Hertz Global Holdings, Inc.(a)	162,700

2,000	Precision Castparts Corp.	378,840

4,000	United Rentals, Inc.(a)	182,080

		1,060,348

Information Technology: 43.49%(b)

300	Apple, Inc.(c)	159,909

5,500	Autodesk, Inc.(a)	194,425

1,400	Cirrus Logic, Inc.(a)	40,558

10,000	Cisco Systems, Inc.	196,500

2,500	Equinix, Inc.(a)(c)	515,500

500	Fusion-io, Inc.(a)	11,465

14,700	QUALCOMM, Inc.(c)	911,694

1,250	Ruckus Wireless, Inc.(a)	28,162

1,000	Workday, Inc., Class A(a)	54,500

		2,112,713

Materials: 10.19%

5,000	Monsanto Co.(c)	473,250

200	Praxair, Inc.	21,890

		495,140

	Total Common Stocks (Cost $3,586,294)	3,799,106

Contracts		Value (Note 2)

OPTIONS PURCHASED: 1.07%

120	iShares Russell 2000® Growth Index Fund , Expires February 2013 at $83.00 Put	$21,840

120	SPDR® S&P 500® ETF Trust , Expires February 2013 at $141.00 Put	30,240

	Total Options Purchased (Cost $75,608)	52,080

	Total Investments: 79.27% (Cost $3,661,902)	3,851,186

	Net Other Assets and Liabilities: 20.73%	1,007,101	(d)

	Net Assets: 100.00%	$4,858,287

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(c) Security, or portion of security, is being held as collateral for short sales and options written.

(d) Includes cash which is being held as collateral for short sales and options written.

December 31, 2012	82	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Endurance Long/Short Fund

Shares		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
Common Stocks

(3,750)	Angie’s List, Inc.	$(44,962)

(6,500)	Arch Coal, Inc.	(47,580)

(1,700)	Aruba Networks, Inc.	(35,275)

(3,000)	AT&T, Inc.	(101,130)

(1,000)	Barnes & Noble, Inc.	(15,090)

(2,000)	Commercial Vehicle Group, Inc.	(16,420)

(9,500)	EMC Corp.	(240,350)

(1,750)	Fortinet, Inc.	(36,873)

(15,000)	Hewlett-Packard Co.	(213,750)

(2,500)	Intel Corp.	(51,575)

(1,000)	Logitech International SA	(7,540)

(9,000)	Microsoft Corp.	(240,570)

(5,000)	Nabors Industries, Ltd.	(72,250)

(1,500)	NetApp, Inc.	(50,325)

(2,300)	Norfolk Southern Corp.	(142,232)

(400)	PACCAR, Inc.	(18,084)

(5,000)	Patterson-UTI Energy, Inc.	(93,150)

(6,000)	Petroleo Brasileiro SA, ADR	(116,820)

(6,000)	Research In Motion, Ltd.	(71,280)

(4,000)	ServiceNow, Inc.	(120,120)

(3,000)	Solarcity Corp.	(35,790)

(5,000)	Spirit Aerosystems Holdings, Inc., Class A	(84,850)

(1,000)	Westport Innovations, Inc.	(26,710)

(5,000)	Yelp, Inc.	(94,250)

	Total Securities Sold Short (Proceeds $1,981,093)	$(1,976,976)

Contracts		Value (Note 2)

SCHEDULE OF OPTIONS WRITTEN

(120)	iShares Russell 2000® Growth Index Fund, Expires February 2013, Strike Price $78.00 Put	$(9,000)

(120)	SPDR® S&P 500® ETF Trust, Expires March 2013, Strike Price $136.00 Put	(27,840)

	Total Options Written (Proceeds $49,671)	$(36,840)

Investment Abbreviations:

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

S&P  — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	83	December 31, 2012

Portfolio of Investments (Note 10)

Forward Focus Fund

Shares		Value (Note 2)

COMMON STOCKS: 95.12%
Consumer Discretionary: 5.53%

7,000	Steiner Leisure, Ltd.(a)	$337,330

4,000	Tiffany & Co.	229,360

		566,690

Consumer Staples: 9.62%

6,000	Casey’s General Stores, Inc.	318,600

5,010	Ingredion, Inc.	322,794

4,000	McCormick & Co., Inc.	254,120

8,500	Rocky Mountain Chocolate Factory, Inc.	89,760

		985,274

Energy: 3.00%

7,450	World Fuel Services Corp.	306,717

Financials: 13.40%

30,000	American Equity Investment Life Holding Co.	366,300

6,500	City National Corp.	321,880

9,200	First of Long Island Corp.	260,544

11,000	Raymond James Financial, Inc.	423,830

		1,372,554

Health Care: 12.04%

3,930	Techne Corp.	268,576

5,000	Teleflex, Inc.	356,550

2,700	The Cooper Companies, Inc.	249,696

5,100	Varian Medical Systems, Inc.(a)	358,224

		1,233,046

Industrials: 22.23%

8,110	Advisory Board Co.(a)	379,467

9,900	Expeditors International of Washington, Inc.	391,545

24,400	Houston Wire & Cable Co.	299,388

20,200	John Bean Technologies Corp.	358,954

6,550	Nordson Corp.	413,436

13,600	Robert Half International, Inc.	432,752

		2,275,542

Information Technology: 16.86%

17,800	Broadridge Financial Solutions, Inc.	407,264

4,010	DST Systems, Inc.	243,006

Shares		Value (Note 2)

28,000	eMagin Corp.	$99,960

5,600	Littelfuse, Inc.	345,576

5,850	MICROS Systems, Inc.(a)	248,274

6,400	Trimble Navigation, Ltd.(a)	382,592

		1,726,672

Materials: 12.44%

5,200	Albemarle Corp.	323,023

4,300	Bemis Co., Inc.	143,878

2,082	Martin Marietta Materials, Inc.	196,291

13,000	Neenah Paper, Inc.	370,110

5,470	Scotts Miracle-Gro Co., Class A	240,954

		1,274,256

	Total Common Stocks (Cost $8,078,616)	9,740,751

	Total Investments: 95.12% (Cost $8,078,616)	9,740,751

	Net Other Assets and Liabilities: 4.88%	499,377

	Net Assets: 100.00%	$10,240,128

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

December 31, 2012	84	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

Shares			Value (Note 2)

COMMON STOCKS: 2.71%
Colombia: 2.71%

10,000	Pacific Rubiales Energy Corp.		$232,500

	Total Common Stocks (Cost $254,740)		232,500

Principal Amount		Currency

FOREIGN GOVERNMENT OBLIGATIONS: 6.09%
Argentina: 6.09%

100,000	Provincia de Buenos Aires, Sr. Unsec. Notes 10.875%, 01/26/21(a)	USD	75,000

450,000	11.750%, 10/05/15(b)	USD	390,375

4,000,000	Republic of Argentina, Sr. Unsec. Notes 0.000%, 12/15/35(c)(d)	ARS	57,776

			523,151

	Total Foreign Government Obligations (Cost $570,086)		523,151

ASSET-BACKED SECURITIES: 6.10%
China: 6.10%

300,000	Sealane Trade Finance, Ltd., Series 2011-1X, Class A 14.438%, 02/12/16(c)	USD	313,194

200,000	Start CLO, Ltd., 2011-7A, Class A 15.311%, 06/09/15(c)	USD	210,912

			524,106

	Total Asset-Backed Securities (Cost $496,521)		524,106

CONVERTIBLE CORPORATE BONDS: 1.91%
Indonesia: 1.91%

200,000	Enercoal Resources Pte, Ltd. 9.250%, 08/05/14	USD	164,000

	Total Convertible Corporate Bonds (Cost $191,678)		164,000

CORPORATE BONDS: 59.18%
Argentina: 1.41%

270,000	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes 9.750%, 10/25/22(b)	USD	121,500

Principal Amount		Currency	Value (Note 2)
Brazil: 5.31%

300,000	OSX 3 Leasing BV, Gtd. Notes 9.250%, 03/20/15	USD	$310,875

200,000	Sifco SA, Unsec. Notes 11.500%, 06/06/16(b)	USD	145,000

			455,875

Chile: 1.65%

140,334	Inversiones Alsacia SA, Sec. Notes 8.000%, 08/18/18(b)	USD	141,563

Hong Kong: 1.78%

200,000	CFG Investment SAC, Unsec. Notes 9.750%, 07/30/19(a)	USD	153,000

Indonesia: 2.56%

200,000	Berau Capital Resources Pte, Ltd., First Lien Notes 12.500%, 07/08/15(a)	USD	219,500

Kazakhstan: 1.19%

252,000	Tristan Oil Ltd., First Lien Notes 10.500%, 01/01/12(b)(e)	USD	101,903

Malaysia: 3.68%

1,000,000	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 7 5.200%, 07/30/13(f)	MYR	315,880

Mexico: 6.42%

300,000	Grupo Senda Autotransporte SA de CV, Sr. Sec. Notes 10.500%, 10/03/15(b)	USD	313,500

350,000	Maxcom Telecomunicaciones SAB de CV, Sr. Sec. Notes, Series B 11.000%, 12/15/14	USD	238,000

			551,500

Nigeria: 2.71%

200,000	Afren Plc, First Lien Notes 11.500%, 02/01/16(b)	USD	233,000

Russia: 6.71%

200,000	Promsvyazbank OJSC Via PSB Finance SA, Sec. Notes 11.250%, 07/08/16	USD	216,800

See Notes to Financial Statements	85	December 31, 2012

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

Principal Amount		Currency	Value (Note 2)
Russia (continued): 6.71%

200,000	Tinkoff Credit Systems Via TCS Finance, Ltd., Sr. Unsec. Notes 10.750%, 09/18/15	USD	$206,000

150,000	Wind Acquisition Holdings Finance SA, 1st Lien PIK Notes 12.250%, 07/15/17(a)	USD	153,750

			576,550

Ukraine: 12.66%

250,000	DTEK Finance BV, Sr. Unsec. Notes 9.500%, 04/28/15(b)	USD	253,113

250,000	Metinvest BV, Sr. Unsec. Notes 10.250%, 05/20/15(b)	USD	258,125

250,000	MHP SA, Sr. Unsec. Notes 10.250%, 04/29/15(b)	USD	265,625

300,000	Naftogaz Ukraine, Unsec. Notes 9.500%, 09/30/14	USD	309,374

			1,086,237

United States: 1.55%

200,000	MF Global Holdings, Ltd., Sr. Unsec. Notes 6.250%, 08/08/16(g)	USD	133,028

Venezuela: 11.55%

298,000	CA La Electricidad de Caracas, Sr. Unsec. Notes 8.500%, 04/10/18	USD	259,260

550,000	Petroleos De Venezue SA, Sr. Unsec. Notes 5.000%, 10/28/15	USD	507,375

266,875	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(b)	USD	225,509

			992,144

	Total Corporate Bonds (Cost $5,064,923)		5,081,680

	Total Investments: 75.99% (Cost $6,577,948)		6,525,437

	Net Other Assets and Liabilities: 24.01%		2,061,323	(h)

	Net Assets: 100.00%		$8,586,760

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold or purchased in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of the long securities was $601,250 and the short securities was $(1,356,000), representing 7.01% and (15.79)%, respectively, of net assets.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,449,213 representing 28.52% of net assets.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(d) Interest only security.

(e) Security in default on interest payments. The issuer defaulted on the maturity payment, pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(f) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(g) Security in default on interest payments. Pending the outcome of the bankruptcy filling. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(h) Includes cash which is being held as collateral for credit default swap contracts.

Principal Amount		Currency	Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
Corporate Bonds

Brazil
(600,000)	Braskem America Finance Co., Sr. Unsec. Notes 7.125%, 07/22/41(a)	USD	$(634,500)

(600,000)	Minerva Luxembourg SA, Sr. Unsec. Notes 12.250%, 02/10/22(a)	USD	(721,500)

	Total Securities Sold Short (Proceeds $1,340,181)		$(1,356,000)

December 31, 2012	86	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

CREDIT DEFAULT SWAPS CONTRACTS ON CORPORATE AND SOVEREIGN OBLIGATION ISSUES - BUY PROTECTION(i )

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2012(k)	Notional Amount(l)	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Czech Republic	Bank of America	(1.000%)	12/20/17	0.600%	$500,000	$(9,796)	$4,310	$(14,106)
China Development Bank	Morgan Stanley	(1.000%)	12/20/16	0.650%	1,000,000	(13,932)	85,255	(99,187)
Federal Republic of Germany	Credit Suisse	(0.250%)	12/20/17	0.400%	1,000,000	7,231	22,345	(15,114)
State of Israel	BNP Paribas	(1.000%)	06/20/17	1.190%	1,000,000	8,184	45,878	(37,694)
Markit Itrx Corp	Credit Suisse	(1.000%)	12/20/17	2.170%	1,500,000	81,392	126,580	(45,188)
						$73,079	$284,368	$(211,289)

CREDIT DEFAULT SWAPS CONTRACTS ON CORPORATE AND SOVEREIGN OBLIGATION ISSUES - SELL PROTECTION(j)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012(k)	Notional Amount(l)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Argentina Republic	Morgan Stanley	5.000%	06/20/17	14.760%	$500,000	$(137,273)	$(43,143)	$(94,130)
						$(137,273)	$(43,143)	$(94,130)

(i) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(j) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(k) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
3/27/12	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 7 5.200%, 07/30/13(f)	$311,984	$315,880	3.68%

FORWARD FOREIGN CURRENCY CONTRACTS

Open Forward Foreign Currency Contracts with Unrealized Losses	Purchase/Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Loss
Ukrakine Hyrvnia	Sale	4,625,000	01/13/13	$500,000	$570,988	$(70,988)
Total Forward Foreign Currency Contracts with Unrealized Losses						$(70,988)

See Notes to Financial Statements	87	December 31, 2012

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

Currency Abbreviations:

ARS — Argentinian Pesos

MYR — Malaysian Ringgit

USD — U.S. Dollar

December 31, 2012	88	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 89.09%
Australia: 0.29%

458,000	Clough, Ltd.	$442,319

Austria: 0.97%

27,655	Vienna Insurance Group AG	1,476,060

Belgium: 0.94%

24,225	EVS Broadcast Equipment SA	1,424,391

Bermuda: 1.00%

1,373,000	First Pacific Co., Ltd.	1,516,224

Brazil: 1.94%

289,200	BM&F BOVESPA SA	1,977,436

59,000	Itau Unibanco Holding SA, Preferred ADR	971,140

		2,948,576

Canada: 2.97%

28,200	Bank of Nova Scotia	1,632,216

228,840	Holloway Lodging Corp.	883,428

30,500	TELUS Corp., Non-Voting Depositary Receipt	1,986,770

		4,502,414

Cayman Islands: 0.97%

68,603	Home Loan Servicing Solutions, Ltd.	1,296,597

240,961	Kingsoft Corp., Ltd.	172,295

		1,468,892

China: 3.03%

1,030,232	China Outfitters Holdings, Ltd.	203,365

2,197,874	Goodbaby International Holdings, Ltd.	805,648

40,500	Mindray Medical International, Ltd., ADR	1,324,350

5,636,000	Zijin Mining Group Co., Ltd., Class H	2,269,133

		4,602,496

Egypt: 1.15%

115,000	Commercial International Bank Egypt SAE	625,086

71,500	Eastern Tobacco	1,113,534

		1,738,620

Estonia: 0.30%

118,470	Silvano Fashion Group AS, Class A	459,312

Shares		Value (Note 2)
France: 3.78%

27,400	Danone SA	$1,804,906

7,200	LVMH Moet Hennessy Louis Vuitton SA	1,328,819

22,882	Orpea	1,011,810

33,450	Sanofi, ADR	1,584,861

		5,730,396

Germany: 1.47%

23,200	Bayer AG, Sponsored ADR	2,225,344

Hong Kong: 6.43%

744,600	BOC Hong Kong Holdings, Ltd.	2,342,349

2,808,302	Citic Telecom International Holdings, Ltd.	768,787

2,500,000	City Telecom HK, Ltd.	874,661

29,445,500	CSI Properties, Ltd.	1,208,163

1,832,000	Guangdong Investment, Ltd.	1,450,994

1,631,000	K Wah International Holdings, Ltd.	797,707

892,000	SJM Holdings, Ltd.	2,105,174

91,837	YGM Trading, Ltd.	216,356

		9,764,191

Indonesia: 5.06%

1,904,400	Bank Mandiri Persero Tbk PT	1,608,673

1,824,000	PT AKR Corporindo Tbk	789,879

6,542,207	PT Astra Graphia Tbk	921,554

9,018,505	PT Kalbe Farma Tbk	993,869

7,077,500	PT Media Nusantara Citra Tbk	1,838,828

964,130	PT Tambang Batubara Bukit Asam Tbk	1,519,989

		7,672,792

Ireland: 2.84%

47,300	Experian Group, Ltd., Sponsored ADR	759,638

37,000	Experian Plc	596,329

40,497	WPP Group Plc, Sponsored ADR	2,952,232

		4,308,199

Italy: 4.32%

312,237	Danieli & Co. Officine Meccaniche SpA	5,280,153

56,100	Lottomatica Group SpA	1,281,816

		6,561,969

See Notes to Financial Statements	89	December 31, 2012

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)
Japan: 9.31%

1,500	Accordia Golf Co., Ltd.	$1,392,047

36,500	ITOCHU Techno-Solutions Corp.	1,503,010

21,500	KDDI Corp.	1,519,992

23,050	Komatsu, Ltd.	591,472

239,400	Kuraray Co., Ltd.	3,138,334

22,800	Lawson, Inc.	1,546,641

253,400	Nippon Electric Glass Co., Ltd.	1,442,858

38,100	Santen Pharmaceutical Co., Ltd.	1,463,535

160,500	VT Holdings Co., Ltd.	1,537,799

		14,135,688

Malaysia: 1.82%

1,121,200	Hartalega Holdings Bhd	1,741,563

600,000	Malaysia Airports Holdings Bhd	1,022,237

		2,763,800

Mexico: 0.70%

10,600	Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,067,420

Netherlands: 2.79%

28,400	Nutreco NV	2,414,375

26,450	Royal Dutch Shell Plc, ADR	1,823,728

		4,238,103

New Zealand: 0.71%

116,800	Telecom Corp. of New Zealand, Ltd., Sponsored ADR	1,081,568

Pakistan: 0.17%

22,100	HUB Power Co., Ltd., Sponsored GDR(a)	256,360

Philippines: 1.07%

2,074,100	Manila Water Co.	1,619,933

Russia: 1.79%

36,035	LUKOIL OAO, Sponsored ADR	2,432,362

35,000	M Video OJSC	278,988

		2,711,350

Scotland: 0.89%

57,800	Scottish & Southern Energy Plc	1,344,672

Shares		Value (Note 2)
Singapore: 4.85%

980,000	Ascendas India Trust	$601,695

114,723	China Yuchai International, Ltd.	1,809,181

865,000	CSE Global, Ltd.	557,635

87,120	Eng Kah Corp.	98,288

659,000	Kian Ann Engineering, Ltd.	236,989

649,000	Miclyn Express Offshore, Ltd.	1,658,335

938,600	OSIM International, Ltd.	1,340,244

277,000	SembCorp Marine, Ltd.	1,058,195

		7,360,562

South Africa: 1.60%

194,100	Gold Fields, Ltd., Sponsored ADR	2,424,309

South Korea: 0.64%

36,000	Grand Korea Leisure Co., Ltd.	965,105

Sri Lanka: 1.02%

1,250,000	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	891,738

746,894	Hatton National Bank Plc, Non-Voting Depository Receipt	657,992

		1,549,730

Sweden: 1.04%

60,000	Investor AB, Class B	1,576,210

Switzerland: 3.56%

27,030	Novartis AG, ADR	1,710,999

45,650	Syngenta AG, ADR	3,688,520

		5,399,519

Taiwan: 0.85%

114,000	Asustek Computer, Inc.	1,290,979

Thailand: 8.54%

41,100,000	Jasmine International Pcl	7,292,107

257,000	Shin Corp. Pcl	582,303

139,050	Shin Corp. Pcl, Non-Voting Depository Receipt	315,055

377,500	Siam Commercial Bank Pcl	2,252,776

1,510,000	SNC Former Pcl, Non-Voting Depository Receipt	1,212,616

December 31, 2012	90	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)
Thailand (continued): 8.54%

4,300,000	Thai Tap Water Supply Pcl	$1,299,527

		12,954,384

Turkey: 3.36%

686,742	Anadolu Hayat Emeklilik AS	1,630,746

274,000	Cimsa Cimento Sanayi VE Tica	1,403,829

63,100	Turk Traktor ve Ziraat Makineleri AS	2,070,390

		5,104,965

United Kingdom: 5.46%

120,100	AMEC Plc	1,985,379

21,000	Ensco Plc, Class A	1,244,880

151,399	IndigoVision Group Plc	900,145

68,150	Standard Chartered Plc	1,763,713

61,940	Unilever Plc, Sponsored ADR	2,398,317

		8,292,434

United States: 1.46%

21,800	Philip Morris International, Inc.	1,823,352

5,300	Watsco, Inc.	396,970

		2,220,322

	Total Common Stocks (Cost $124,301,419)	135,199,608

CONVERTIBLE PREFERRED STOCKS: 0.07%
United States: 0.07%

4,500	FelCor Lodging Trust, Inc., Series C, 8.000%	109,845

	Total Convertible Preferred Stocks (Cost $85,161)	109,845

WARRANTS: 0.01%
Malaysia: 0.01%

7,920	Eng Kah Corp. Bhd, Warrants, Strike Price $3.50 (expiring 09/25/17)(b)	1,826

23,200	Hartalega Holdings Bhd, Warrants, Strike Price 4.14 MYR (expiring 05/24/15)(b)	8,573

		10,399

	Total Warrants (Cost $0)	10,399

Principal Amount		Value

AGENCY PASS-THROUGH SECURITIES: 0.42%
United States: 0.42%

$4,340,228	GNMA 3.500%, 02/16/27(c)	$473,419

1,218,770	5.923%, 02/16/36(d)	159,721

		633,140

	Total Agency Pass-Through Securities (Cost $766,234)	633,140

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.80%
United States: 1.80%

2,679,522	FHLMC, REMICS 3.000%, 06/15/27(c)(d)	372,810

3,425,315	3.000%, 06/15/26(c)	373,138

427,018	3.000%, 09/15/31(c)	50,332

2,192,047	3.500%, 04/15/30	173,726

1,327,271	4.000%, 07/15/23(c)	66,800

6,886,246	4.000%, 04/15/36(c)	654,489

1,664,191	4.000%, 11/15/28(c)	122,335

699,366	5.000%, 02/15/24(c)	63,214

855,177	6.991%, 09/15/26(c)(d)	131,405

426,237	FNMA, REMICS 3.000%, 09/25/27(c)	55,468

1,143,067	4.500%, 12/25/20(c)	80,162

1,281,437	5.500%, 09/25/40(c)	190,169

1,531,799	5.500%, 05/25/40(c)	240,912

969,098	6.470%, 07/25/41(c)(d)	150,304

		2,725,264

	Total Collateralized Mortgage Obligations (Cost $3,101,943)	2,725,264

	Total Investments: 91.39% (Cost $128,254,757)	138,678,256

	Net Other Assets and Liabilities: 8.61%	13,063,658

	Net Assets: 100.00%	$151,741,914

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed

See Notes to Financial Statements	91	December 31, 2012

Portfolio of Investments (Note 10)

Forward International Dividend Fund

liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $256,360 representing 0.17% of net assets.

(b) Non-income producing security.

(c) Interest only security.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

Currency Abbreviations:

MYR — Malaysian Ringgit

December 31, 2012	92	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

COMMON STOCKS: 94.93%
Australia: 4.46%

474,877	DUET Group	$1,030,193

27,275	Flight Centre, Ltd.	771,771

200,611	Medusa Mining, Ltd.	1,142,810

56,154	Monadelphous Group, Ltd.	1,445,711

355,508	SAI Global, Ltd.	1,579,417

191,585	Treasury Wine Estates, Ltd.	942,973

		6,912,875

Austria: 1.26%

30,396	Andritz AG	1,953,221

Belgium: 1.74%

20,707	Mobistar SA	532,275

33,010	SA D’Ieteren NV	1,326,326

15,263	ThromboGenics NV(a)	847,161

		2,705,762

China: 2.21%

1,522,000	Anton Oilfield Services Group	814,168

509,000	Dongfang Electric Corp., Ltd., Class H	1,047,709

526,500	KWG Property Holding, Ltd.	404,274

1,807,000	Lee & Man Paper Manufacturing, Ltd.	1,161,085

		3,427,236

Denmark: 2.02%

36,326	D/S Norden AS	1,053,141

9,282	SimCorp AS	2,075,695

		3,128,836

France: 7.31%

138,776	Altran Technologies SA(a)	1,070,508

25,389	Compagnie Generale de Geophysique-Veritas(a)	771,483

49,048	Etablissements Maurel et Prom	826,720

42,792	Ingenico SA	2,434,420

43,272	IPSOS	1,615,476

49,163	Teleperformance SA	1,787,779

138,521	UBISOFT Entertainment(a)	1,458,830

27,297	Valeo SA	1,371,136

		11,336,352

Shares		Value (Note 2)
Germany: 7.48%

96,729	ADVA Optical Networking SE(a)	$510,633

72,383	Aixtron SE	863,187

109,545	Dialog Semiconductor Plc(a)	1,940,499

12,625	Fielmann AG	1,220,245

24,776	Krones AG	1,543,656

22,247	MTU Aero Engines Holding AG	2,030,264

16,940	Pfeiffer Vacuum Technology AG	2,064,356

137,161	TUI AG(a)	1,434,343

		11,607,183

Hong Kong: 3.29%

1,038,168	Daphne International Holdings, Ltd.	1,445,281

672,850	Esprit Holdings, Ltd.	954,049

418,464	SmarTone Telecommunications Holdings, Ltd.	767,200

3,082,000	Xinyi Glass Holdings, Ltd.	1,937,643

		5,104,173

Italy: 4.63%

96,603	De’Longhi SpA	1,388,233

314,705	Mediolanum SpA	1,597,546

129,479	Pirelli & C. SpA	1,491,825

86,348	Prysmian SpA	1,723,601

446,248	Sorin SpA(a)	986,499

		7,187,704

Japan: 22.42%

403,000	77 Bank, Ltd.	1,614,643

96,000	Anritsu Corp.	1,140,478

58,100	Coca-Cola West Co., Ltd.	897,082

56,059	Daiseki Co., Ltd.	775,350

133	Daiwa House REIT Investment Corp.(a)	842,812

19,800	Disco Corp.	1,032,118

27,500	Don Quijote Co., Ltd.	1,011,611

65,700	Foster Electric Co., Ltd.	1,066,899

75,000	Hitachi Metals, Ltd.	639,591

44,707	Hoshizaki Electric Co., Ltd.	1,188,731

33,800	Japan Petroleum Exploration Co., Ltd.	1,193,732

See Notes to Financial Statements	93	December 31, 2012

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
Japan (continued): 22.42%

98,588	JSR Corp.	$1,881,812

209,800	JTEKT Corp.	2,000,114

317,100	JVC Kenwood Corp.	1,179,268

58,700	Kyorin Co., Ltd.	1,138,237

28,500	Miraca Holdings, Inc.	1,149,142

55,816	Musashi Seimitsu Industry Co., Ltd.	1,174,674

57,000	Nabtesco Corp.	1,273,167

216,000	Nippon Electric Glass Co., Ltd.	1,229,902

14,500	Osaka Securities Exchange Co., Ltd.	721,530

50,200	Pola Orbis Holdings, Inc.	1,441,351

371,300	Sapporo Holdings, Ltd.	1,202,622

152,000	Shimadzu Corp.	1,037,206

27,900	Sundrug Co., Ltd.	954,304

381,400	Tokyo Tatemono Co., Ltd.	1,964,608

66,949	Toshiba Plant Systems & Services Corp.	964,555

3,210	Ubic, Inc.	216,221

1,074	United Urban Investment Corp.	1,234,328

118,000	Yaskawa Electric Corp.	1,138,699

133,800	Yokogawa Electric Corp.	1,467,150

		34,771,937

Netherlands: 2.68%

30,671	ASM International NV	1,108,990

30,639	Nutreco NV	2,604,721

19,199	Royal Imtech NV	445,938

		4,159,649

New Zealand: 0.79%

650,979	Telecom Corp. of New Zealand, Ltd.	1,232,179

Norway: 2.63%

2,303,014	Marine Harvest ASA(a)	2,145,402

58,585	TGS NOPEC Geophysical Co., ASA	1,934,811

		4,080,213

Singapore: 1.93%

845,000	ComfortDelGro Corp., Ltd.	1,243,102

1,267,000	Suntec Real Estate Investment Trust	1,745,599

		2,988,701

Shares		Value (Note 2)
Spain: 2.05%

183,652	Jazztel Plc(a)	$1,280,051

33,639	Viscofan SA	1,900,852

		3,180,903

Sweden: 0.95%

143,016	Meda AB, Class A	1,474,300

Switzerland: 4.55%

23,450	Aryzta AG	1,206,630

31,775	BKW AG	1,091,297

129,742	Kudelski SA-BR	1,355,949

5,508	Kuoni Reisen Holding AG, Class B	1,656,533

7,534	Partners Group Holding AG	1,741,707

		7,052,116

United Kingdom: 22.53%

45,076	Aveva Group Plc	1,617,578

84,732	Babcock International Group Plc	1,337,503

530,681	Barratt Developments Plc(a)	1,812,527

397,617	BBA Aviation Plc	1,451,009

215,766	Daily Mail & General Trust Plc NV, Class A	1,951,158

50,609	Derwent London Plc	1,751,572

104,695	Domino Printing Sciences Plc	991,523

568,276	EnQuest Plc(a)	1,120,764

120,657	Hunting Plc	1,568,283

223,514	IG Group Holdings Plc	1,645,015

315,941	Informa Plc	2,329,142

271,819	International Personal Finance Plc	1,667,349

673,649	Melrose Plc	2,474,479

334,840	Mitchells & Butlers Plc(a)	1,779,734

591,364	Moneysupermarket.com Group Plc	1,508,214

386,943	Premier Farnell Plc	1,232,661

212,452	Premier Oil Plc(a)	1,175,605

396,961	RPS Group Plc	1,366,430

56,426	Spectris Plc	1,904,201

36,561	Spirax-Sarco Engineering Plc	1,368,979

December 31, 2012	94	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
United Kingdom (continued): 22.53%

551,158	Spirent Communications Plc	$1,370,685

221,221	St. James’s Place Capital Plc	1,529,402

		34,953,813

	Total Common Stocks (Cost $117,006,863)	147,257,153

EXCHANGE-TRADED FUNDS: 0.38%
United States: 0.38%

14,300	iShares® MSCI EAFE Small Cap Index Fund	582,153

	Total Exchange-Traded Funds (Cost $505,246)	582,153

PREFERRED STOCKS: 2.26%
Germany: 2.26%

14,136	Draegerwerk AG & Co. KGAA	1,431,126

27,773	Fuchs Petrolub AG	2,074,371

		3,505,497

	Total Preferred Stocks (Cost $2,111,660)	3,505,497

	Total Investments: 97.57% (Cost $119,623,769)	151,344,803

	Net Other Assets and Liabilities: 2.43%	3,774,571

	Net Assets: 100.00%	$155,119,374

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

EAFE — Europe, Australasia, Far East

MSCI — Morgan Stanley Capital International

See Notes to Financial Statements	95	December 31, 2012

Portfolio of Investments (Note 10)

Forward Large Cap Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 84.29%
Consumer Discretionary: 10.67%

13,100	Comcast Corp., Class A	$489,678

6,747	McDonald’s Corp.	595,153

10,420	Omnicom Group, Inc.	520,583

7,500	Target Corp.	443,775

9,540	Time Warner, Inc.	456,298

		2,505,487

Consumer Staples: 8.93%

8,100	Coca-Cola Co.	293,625

2,200	McCormick & Co., Inc.	139,766

7,970	Philip Morris International, Inc.	666,610

8,091	Procter & Gamble Co.	549,298

6,550	Wal-Mart Stores, Inc.	446,907

		2,096,206

Energy: 10.19%

5,390	Chevron Corp.	582,874

4,730	ConocoPhillips Corp.	274,292

5,000	Ensco Plc, Class A	296,400

2,170	Exxon Mobil Corp.	187,814

9,365	Phillips 66	497,282

3,190	Royal Dutch Shell Plc, ADR	219,951

10,200	Williams Cos., Inc.	333,948

		2,392,561

Financials: 13.87%

5,360	American Express Co.	308,093

2,150	BlackRock, Inc.	444,427

6,250	CME Group, Inc., Class A	316,938

10,000	Home Loan Servicing Solutions, Ltd.	189,000

17,700	Invesco, Ltd.	461,792

11,630	JPMorgan Chase & Co.	511,371

6,564	MetLife, Inc.	216,218

10,210	NYSE Euronext, Inc.	322,023

2,050	Public Storage	297,168

1,200	Simon Property Group, Inc.	189,708

		3,256,738

Shares		Value (Note 2)
Health Care: 7.31%

3,790	Becton, Dickinson and Co.	$296,340

10,600	Cardinal Health, Inc.	436,508

2,600	Novartis AG, ADR	164,580

27,960	Pfizer, Inc.	701,237

1,700	Techne Corp.	116,178

		1,714,843

Industrials: 15.09%

4,760	3M Co.	441,966

9,000	Eaton Corp. Plc	487,800

7,300	Emerson Electric Co.	386,608

5,510	General Dynamics Corp.	381,678

4,600	Lockheed Martin Corp.	424,533

3,420	Norfolk Southern Corp.	211,493

5,100	Parker Hannifin Corp.	433,806

6,110	Stanley Black & Decker, Inc.	451,957

7,030	Waste Management, Inc.	237,192

1,100	Watsco, Inc.	82,390

		3,539,423

Information Technology: 13.17%

7,360	Automatic Data Processing, Inc.	419,594

16,110	Intel Corp.	332,349

2,220	International Business Machines Corp.	425,241

7,200	KLA-Tencor Corp.	343,872

6,720	Microchip Technology, Inc.	219,005

17,160	Microsoft Corp.	458,687

7,460	Qualcomm, Inc.	462,669

13,900	Texas Instruments, Inc.	430,066

		3,091,483

Materials: 3.63%

11,000	Bemis Co., Inc.	368,060

21,300	Gold Fields, Ltd., Sponsored ADR	266,037

2,700	Syngenta AG, ADR	218,160

		852,257

December 31, 2012	96	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Large Cap Dividend Fund

Shares		Value (Note 2)
Telecommunication Services: 1.43%

9,930	AT&T, Inc.	$334,740

	Total Common Stocks (Cost $16,858,653)	19,783,738

CONVERTIBLE PREFERRED STOCKS: 1.26%
Financials: 1.26%

12,200	FelCor Lodging Trust, Inc., Series A, 1.950%	295,972

	Total Convertible Preferred Stocks (Cost $240,279)	295,972

Principal Amount

AGENCY PASS-THROUGH SECURITIES: 0.33%

	GNMA

$1,268,894	4.000%, 03/16/22(a)	77,456

	Total Agency Pass-Through Securities (Cost $133,927)	77,456

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.81%

	FHLMC, REMICS

772,475	3.000%, 06/15/27(a)(b)	107,477

1,664,191	4.000%, 11/15/28(a)	122,335

958,683	4.500%, 10/15/30(a)	109,909

	FNMA, REMICS

397,801	3.500%, 11/25/20(a)	31,607

210,651	4.000%, 09/25/20(a)	14,618

470,946	4.000%, 10/25/20(a)	39,414

		425,360

	Total Collateralized Mortgage Obligations (Cost $487,237)	425,360

	Total Investments: 87.69% (Cost $17,720,096)	20,582,526

	Net Other Assets and Liabilities: 12.31%	2,890,221

	Net Assets: 100.00%	$23,472,747

Percentages are stated as a percent of net assets.

(a) Interest only security.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

See Notes to Financial Statements	97	December 31, 2012

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 94.90%
Brazil: 3.46%

109,100	BM&F Bovespa SA	$745,983

54,750	Itau Unibanco Holding SA, Preferred ADR(a)	901,185

		1,647,168

Cayman Islands: 0.89%

22,400	Home Loan Servicing Solutions, Ltd.	423,360

Chile: 2.28%

16,500	Corpbanca SA, ADR(a)	334,125

386,300	Vina Concha Y Toro SA	752,500

		1,086,625

China: 8.00%

13,050	China Petroleum & Chemical Corp., ADR(a)	1,499,706

721,276	Goodbaby International Holdings, Ltd.	264,389

75,026	Kingsoft Corp., Ltd.	53,646

34,000	Mindray Medical International, Ltd., ADR(a)	1,111,800

2,175,500	Zijin Mining Group Co., Ltd., Class H	875,887

		3,805,428

Colombia: 0.35%

10,000,000	Bolsa De Valores de Colombia	168,081

Egypt: 2.06%

94,026	Commercial International Bank Egypt SAE	511,081

30,066	Eastern Tobacco	468,245

		979,326

Estonia: 0.97%

90,000	Silvano Fashion Group AS, Class A, Euro	327,179

34,200	Silvano Fashion Group AS, Class A	132,595

		459,774

Hong Kong: 6.10%

145,300	First Pacific Co., Ltd., Sponsored ADR(a)	803,510

17,900	Guangdong Investment, Ltd., Unsponsored ADR(a)	718,506

318,000	SJM Holdings, Ltd.	750,499

267,163	YGM Trading, Ltd.	629,401

		2,901,916

Shares		Value (Note 2)
Indonesia: 10.39%

1,276,000	PT AKR Corporindo Tbk	$552,569

5,240,300	PT Astra Graphia Tbk	738,163

608,500	PT Bank Mandiri Tbk	514,009

3,025,000	PT Kalbe Farma Tbk	333,365

3,361,500	PT Media Nusantara Citra Tbk	873,362

598,700	PT Tambang Batubara Bukit Asam Tbk	943,874

26,800	PT Telekomunikasi Indonesia Tbk, Sponsored ADR(a)	990,260

		4,945,602

Italy: 4.13%

116,325	Danieli & Compagnia Officine Meccaniche SpA	1,967,140

Malaysia: 3.70%

177,870	Eng Kah Corp. Bhd	200,671

570,900	Hartalega Holdings Bhd	886,780

394,000	Malaysia Airports Holdings Bhd	671,269

		1,758,720

Mexico: 1.77%

5,350	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	538,745

117,000	Grupo Bimbo SAB de CV, Series A	302,947

		841,692

Nigeria: 1.29%

3,100,000	Diamond Bank Plc(b)	98,072

3,500,000	Guaranty Trust Bank Plc	515,530

		613,602

Pakistan: 0.07%

2,700	HUB Power Co., Sponsored GDR(c)	31,320

Peru: 1.42%

4,600	Credicorp, Ltd.	674,176

Philippines: 2.06%

1,254,500	Manila Water Co.	979,802

Poland: 1.73%

68,800	Powszechna Kasa Oszczednosci Bank Polski SA	823,941

December 31, 2012	98	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Shares		Value (Note 2)
Russia: 3.29%

22,379	Lukoil OAO, Sponsored ADR(a)	$1,510,582

7,000	M Video OJSC	55,798

		1,566,380

Singapore: 5.48%

92,299	China Yuchai International, Ltd.(a)	1,455,555

305,600	OSIM International, Ltd.	436,372

187,000	SembCorp Marine, Ltd.	714,377

		2,606,304

South Africa: 4.85%

62,200	Gold Fields, Ltd., Sponsored ADR(a)	776,878

41,701	Kumba Iron Ore, Ltd., ADR(a)	940,358

26,300	Santam, Ltd.	590,218

		2,307,454

South Korea: 0.65%

11,500	Grand Korea Leisure Co., Ltd.	308,298

Sri Lanka: 2.50%

900,000	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	642,052

619,916	Hatton National Bank Plc, Non-Voting Depository Receipt	546,128

		1,188,180

Taiwan: 4.17%

73,300	Asustek Computer, Inc.	830,077

285,500	Formosan Rubber Group, Inc.	205,875

667,500	Kinik Co.	950,107

		1,986,059

Thailand: 15.06%

230,000	Charoen Pokphand Foods Pcl	254,917

473,000	Charoen Pokphand Foods Pcl, Non-Voting Depository Receipt	524,243

8,550,000	Jasmine International Pcl	1,516,971

213,866	PTT Exploration & Production Pcl	1,153,616

95,200	Shin Corp. Pcl	215,701

176,140	Shin Corp. Pcl, Non-Voting Depository Receipt	399,093

Shares		Value (Note 2)

192,200	Siam Commercial Bank Pcl, Non-Voting Depository Receipt	$1,146,976

822,700	SNC Former Pcl, Non-Voting Depository Receipt	660,675

400,000	Supalai Pcl, Non-Voting Depository Receipt	232,454

264,800	Supalai Public Co., Ltd.	153,884

3,000,000	Thai Tap Water Supply Pcl	906,647

		7,165,177

Turkey: 5.72%

273,600	Anadolu Hayat Emeklilik AS	649,693

221,300	Cimsa Cimento Sanayi VE Tica	1,133,823

28,600	Turk Traktor ve Ziraat Makineleri AS	938,402

		2,721,918

United Kingdom: 2.42%

55,101	IndigoVision Group Plc	327,604

31,750	Standard Chartered Plc	821,686

		1,149,290

United States: 0.09%

600	Watsco, Inc.	44,940

	Total Common Stocks (Cost $42,842,719)	45,151,673

PREFERRED STOCKS: 1.32%
Brazil: 1.32%

15,000	Companhia de Bebidas das Americas, Preferred ADR(a)	629,850

	Total Preferred Stocks (Cost $586,043)	629,850

WARRANTS: 0.01%
Malaysia: 0.01%

16,170	Eng Kah Corp. Bhd, Warrants, Strike Price $3.50 (expiring 09/25/17)(b)	3,728

4,140	Hartalega Holdings Bhd, Warrants, Strike Price 4.14 MYR (expiring 05/24/15)(b)	1,530

		5,258

	Total Warrants (Cost $0)	5,258

See Notes to Financial Statements	99	December 31, 2012

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Principal Amount		Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.99%
United States: 0.99%

	FHLMC, REMICS

$772,475	3.000%, 06/15/27(d)(e)	$107,367

1,432,189	3.500%, 12/15/26(e)	144,498

883,329	4.000%, 05/15/26(e)	93,423

145,636	6.591%, 04/15/38(d)(e)	23,939

	FNMA, REMICS

139,781	5.000%, 03/25/23(e)	11,456

78,385	5.000%, 03/25/24(e)	6,660

44,811	6.290%, 08/25/36(d)(e)	9,929

64,692	7.000%, 06/25/33(e)	11,663

	GNMA, REMICS

414,959	4.500%, 05/16/35(e)	31,291

93,812	5.489%, 12/20/38(d)(e)	13,352

115,878	6.500%, 03/20/39(e)	18,425

		472,003

	Total Collateralized Mortgage Obligations (Cost $538,309)	472,003

	Total Investments: 97.22% (Cost $43,967,071)	46,258,784

	Net Other Assets and Liabilities: 2.78%	1,324,522

	Net Assets: 100.00%	$47,583,306

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line of credit. At period end, the aggregate market value of those securities was $10,075,659, representing 21.17% of net assets.

(b) Non-income producing security.

(c) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $31,320, representing 0.07% of net assets.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(e) Interest only security.

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

Currency Abbreviations:

MYR —  Malaysian Ringgit

December 31, 2012	100	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 94.63%
Consumer Discretionary: 19.35%

24,500	AFC Enterprises, Inc.(a)	$640,185

5,000	AMC Networks, Inc., Class A(a)	247,500

10,000	Cheesecake Factory, Inc.	327,200

100,000	Christopher & Banks Corp.(a)	545,000

20,000	Dana Holding Corp.	312,200

10,000	Deckers Outdoor Corp.(a)	402,700

15,000	Domino’s Pizza, Inc.	653,250

17,500	Lamar Advertising Co., Class A(a)	678,125

50,000	LIN TV Corp., Class A(a)	376,500

30,000	Lions Gate Entertainment Corp.(a)	492,000

15,000	Movado Group, Inc.	460,200

10,000	Pier 1 Imports, Inc.	200,000

20,000	Regal Entertainment Group, Class A	279,000

5,000	Sotheby’s	168,100

15,000	Stage Stores, Inc.	371,700

180,000	Valuevision Media, Inc.(a)	324,000

		6,477,660

Consumer Staples: 1.97%

10,000	B&G Foods, Inc.	283,100

24,000	Heckmann Corp.(a)	96,720

15,000	National Beverage Corp.	218,850

3,800	Whitewave Foods Co., Class A(a)	59,052

		657,722

Energy: 11.56%

20,000	Cloud Peak Energy, Inc.(a)	386,600

5,000	Diamondback Energy, Inc.(a)	95,600

50,000	EXCO Resources, Inc.	338,500

105,000	Kodiak Oil & Gas Corp.(a)	929,250

40,000	Midstates Petroleum Co., Inc(a)	275,600

200,000	Rentech, Inc.	526,000

30,000	Rex Energy Corp.(a)	390,600

10,000	Rosetta Resources, Inc.(a)	453,600

10,000	Ultra Petroleum Corp.(a)	181,300

Shares		Value (Note 2)

5,000	Western Refining, Inc.	$140,950

10,000	WPX Energy, Inc.(a)	148,800

		3,866,800

Financials: 12.88%

40,000	Astoria Financial Corp.	374,400

20,000	BioMed Realty Trust, Inc.	386,600

20,000	Evercore Partners, Inc., Class A	603,800

100,000	FelCor Lodging Trust, Inc.(a)	467,000

20,000	Flagstar Bancorp, Inc.(a)	388,000

30,000	Glacier Bancorp, Inc.	441,300

100,000	Gleacher & Co., Inc(a)	75,000

5,000	Ocwen Financial Corp.(a)	172,950

15,000	PHH Corp.(a)	341,250

40,000	RAIT Financial Trust	226,000

2,107	Ryman Hospitality Properties	81,035

25,000	TCF Financial Corp.	303,750

10,000	Texas Capital Bancshares, Inc.(a)	448,200

		4,309,285

Health Care: 13.93%

35,000	Aegerion Pharmaceuticals, Inc.(a)	888,650

15,000	Air Methods Corp.	553,350

20,000	Cardiovascular Systems, Inc.(a)	251,000

10,000	Cepheid, Inc.(a)	338,100

26,000	Clovis Oncology, Inc.(a)	416,000

5,500	HeartWare International, Inc.(a)	461,725

11,000	Myriad Genetics, Inc.(a)	299,750

75,000	Neurocrine Biosciences, Inc.(a)	561,000

2,500	Questcor Pharmaceuticals, Inc.	66,800

75,000	Santarus, Inc.(a)	823,500

		4,659,875

Industrials: 13.36%

10,000	Actuant Corp., Class A	279,100

8,300	Advisory Board Co.(a)	388,357

10,000	Colfax Corp.(a)	403,500

10,000	Genesee & Wyoming, Inc., Class A(a)	760,800

See Notes to Financial Statements	101	December 31, 2012

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)
Industrials (continued): 13.36%

50,000	Great Lakes Dredge & Dock Corp.	$446,500

7,500	Lindsay Corp.	600,900

5,000	Polypore International, Inc.(a)	232,500

30,000	Thermon Group Holdings, Inc.(a)	675,900

5,000	Valmont Industries, Inc.	682,750

		4,470,307

Information Technology: 6.91%

5,000	Anixter International, Inc.	319,900

5,000	FEI Co.	277,300

30,000	InvenSense, Inc.(a)	333,300

10,000	Jive Software, Inc.(a)	145,300

10,000	Manhattan Associates, Inc.(a)	603,400

20,000	Millennial Media, Inc.(a)	250,600

20,000	OmniVision Technologies, Inc.(a)	281,600

2,100	Sourcefire, Inc.(a)	99,162

		2,310,562

Materials: 12.91%

37,500	Coeur d’Alene Mines Corp.(a)	922,500

10,000	Georgia Gulf Corp.	412,800

300,000	Golden Star Resources, Ltd.(a)	552,000

250,000	Hecla Mining Co.	1,457,500

30,000	Horsehead Holding Corp.(a)	306,300

10,000	Neenah Paper, Inc.	284,700

30,000	Stillwater Mining Co.(a)	383,400

		4,319,200

Shares		Value (Note 2)
Utilities: 1.76%

5,201	Connecticut Water Service, Inc.	$154,886

10,000	IDACORP, Inc.	433,500

		588,386

	Total Common Stocks (Cost $30,000,457)	31,659,797

AFFILIATED INVESTMENT COMPANIES: 2.69%

900,051	Forward U.S. Government Money Fund Class Z 0.120% 7-day yield	900,051

	Total Affiliated Investment Companies (Cost $900,051)	900,051

Principal Amount

CONVERTIBLE CORPORATE BONDS: 1.70%
Health Care: 1.70%

$3,000,000	KV Pharmaceutical Co., Sub. Notes 2.500%, 05/16/33(b)	570,000

	Total Convertible Corporate Bonds (Cost $540,000)	570,000

	Total Investments: 99.02% (Cost $31,440,508)	33,129,848

	Net Other Assets and Liabilities: 0.98%	326,901	(c)

	Net Assets: 100.00%	$33,456,749

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security in default on interest payments.

(c) Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-mini Russell 2000® Index Future	Long	15	03/18/13	$1,269,900	$40,019
				$1,269,900	$40,019

Investment Abbreviations:

Sub. —  Subordinated

December 31, 2012	102	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Tactical Enhanced Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 98.26%

287,460	SPDR® S&P 500® ETF Trust	$40,968,799

	Total Exchange-Traded Funds (Cost $40,344,637)	40,968,799

	Total Investments: 98.26% (Cost $40,344,637)	40,968,799

	Net Other Assets and Liabilities: 1.74%	723,619

	Net Assets: 100.00%	$41,692,418

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	103	December 31, 2012

Portfolio of Investments (Note 10)

Forward Tactical Growth Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 11.49%

2,396,048	iShares® MSCI Emerging Markets Index Fund	$106,264,729

	Total Exchange-Traded Funds (Cost $98,602,132)	106,264,729

Contracts

OPTIONS PURCHASED: 0.07%

7,574	S&P 500® Index Fund , Expires January 2013, Strike Price $1,250.00 Put	681,660

	Total Options Purchased (Cost $1,916,222)	681,660

Par Value

SHORT-TERM SECURITIES: 68.38%

	U.S. Treasury Bills, Discount Notes

$133,000,000	0.094%, due 03/28/13(a)	132,985,902

100,000,000	0.090%, due 05/16/13(a)	99,964,700

133,000,000	0.090%, due 03/07/13(a)	132,991,754

266,400,000	0.100%, due 01/31/13(a)	266,377,800

	Total Short-Term Securities (Cost $632,292,571)	632,320,156

	Total Investments: 79.94% (Cost $732,810,925)	739,266,545

	Net Other Assets and Liabilities: 20.06%	185,505,384	(b)

	Net Assets: 100.00%	$924,771,929

Percentages are stated as a percent of net assets.

(a) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b) Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
E-mini S&P 500® Futures	Long	5,301	03/18/13	$376,397,505	$(263,725)
				$376,397,505	$(263,725)

Investment Abbreviations:

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

December 31, 2012	104	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 32.82%
Federal Government Loan Mortgage Corporation (FGLMC): 1.15%

$1,238,583	FGLMC 4.000%, 12/01/40	$1,346,256

Federal Home Loan Bank (FHLB): 1.93%

2,100,000	FHLB 5.250%, 06/18/14	2,255,299

Federal Home Loan Mortgage Corp (FHLMC): 8.07%

2,500,000	FHLMC 0.450%, 11/24/15	2,505,414

500,000	0.500%, 02/24/15	500,942

500,000	0.625%, 03/06/15	502,473

213,599	0.790%, 09/01/37(a)	220,862

196,000	0.790%, 09/01/37(a)	196,910

500,000	0.850%, 02/24/16	502,883

1,000,000	1.200%, 11/19/18	1,002,485

2,597	1.860%, 08/01/17(a)	2,707

20,757	1.875%, 12/01/16(a)	21,114

52,389	1.875%, 08/01/17(a)	55,348

50,843	1.957%, 04/01/16(a)	51,605

16,076	1.984%, 10/01/28(a)	17,019

68,155	1.993%, 07/01/19(a)	68,908

10,418	2.000%, 10/01/16(a)	10,593

31,394	2.125%, 02/01/16(a)	32,740

3,568	2.125%, 08/01/18(a)	3,588

3,142	2.125%, 05/01/18(a)	3,225

22,363	2.125%, 07/01/19(a)	23,022

24,680	2.126%, 05/01/24(a)	25,194

40,201	2.127%, 08/01/19(a)	40,623

5,828	2.135%, 03/01/20(a)	5,876

2,336	2.135%, 01/01/26(a)	2,421

20,896	2.167%, 05/01/23(a)	21,517

12,780	2.195%, 01/01/23(a)	13,245

35,184	2.205%, 02/01/23(a)	35,963

8,123	2.220%, 08/01/19(a)	8,216

26,678	2.225%, 03/01/25(a)	27,506

2,259	2.235%, 10/01/22(a)	2,415

12,340	2.246%, 12/01/18(a)	13,253

Principal Amount		Value (Note 2)

$54,731	2.246%, 09/01/28(a)	$58,328

2,226	2.249%, 09/01/30(a)	2,383

16,193	2.250%, 08/01/18(a)	16,286

33,134	2.256%, 12/01/29(a)	35,036

30,582	2.257%, 01/01/29(a)	30,841

3,553	2.270%, 09/01/18(a)	3,667

42,229	2.273%, 11/01/25(a)	45,324

26,219	2.273%, 08/01/26(a)	27,592

3,997	2.276%, 09/01/27(a)	4,293

12,966	2.280%, 12/01/20(a)	13,592

22,505	2.290%, 02/01/26(a)	23,873

1,712	2.290%, 06/01/18(a)	1,739

3,519	2.301%, 12/01/27(a)	3,753

1,787	2.310%, 03/01/17(a)	1,787

25,852	2.328%, 08/01/30(a)	27,629

6,820	2.331%, 11/01/27(a)	7,280

33,044	2.336%, 07/01/31(a)	33,212

4,128	2.336%, 12/01/27(a)	4,402

3,314	2.350%, 07/01/18(a)	3,538

11,417	2.350%, 02/01/32(a)	11,968

9,235	2.361%, 03/01/25(a)	9,876

14,543	2.366%, 10/01/32(a)	14,776

16,681	2.370%, 09/01/29(a)	17,840

16,465	2.371%, 10/01/27(a)	17,575

3,369	2.375%, 03/01/24(a)	3,412

14,975	2.375%, 07/01/18(a)	15,673

21,543	2.375%, 06/01/32(a)	22,932

24,416	2.393%, 02/01/25(a)	24,806

2,238	2.400%, 11/01/19(a)	2,254

63,911	2.400%, 12/01/29(a)	68,183

8,450	2.415%, 11/01/18(a)	9,043

47,759	2.425%, 10/01/20(a)	48,377

35,419	2.432%, 07/01/32(a)	37,704

30,393	2.432%, 12/01/18(a)	30,820

8,601	2.433%, 09/01/25(a)	9,228

See Notes to Financial Statements	105	December 31, 2012

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Federal Home Loan Mortgage Corp (FHLMC) (continued): 8.07%

$35,628	2.446%, 10/01/33(a)	$37,831

28,728	2.485%, 10/01/30(a)	30,115

32,643	2.485%, 05/01/27(a)	32,719

48,821	2.490%, 06/01/21(a)	51,566

38,574	2.490%, 08/01/26(a)	38,935

1,491	2.499%, 11/01/36(a)	1,590

9,139	2.510%, 02/01/26(a)	9,665

65,241	2.520%, 01/01/28(a)	69,880

2,179	2.522%, 08/01/36(a)	2,327

8,743	2.526%, 07/01/29(a)	9,364

44,375	2.540%, 11/01/31(a)	47,550

62,919	2.563%, 06/01/35(a)	63,346

18,782	2.564%, 04/01/30(a)	20,070

5,656	2.625%, 08/01/23(a)	5,718

4,677	2.648%, 04/01/21(a)	4,870

6,473	2.657%, 01/01/29(a)	6,669

54,602	2.693%, 12/01/34(a)	55,194

48,030	2.775%, 07/01/37(a)	49,892

62,707	2.780%, 04/01/24(a)	65,309

58,565	2.805%, 07/01/24(a)	59,424

53,835	2.934%, 08/01/36(a)	57,667

8,330	3.042%, 11/01/19(a)	8,424

14,426	3.454%, 10/01/35(a)	15,327

26,661	3.532%, 12/01/17(a)	26,764

197,054	3.700%, 08/01/23(a)	199,206

40,858	3.740%, 05/01/25(a)	41,228

46,165	3.758%, 10/01/19(a)	46,830

61,189	3.777%, 06/01/24(a)	62,237

104,554	3.833%, 08/01/24(a)	105,139

61,932	3.854%, 01/01/22(a)	62,566

17,577	3.990%, 11/01/24(a)	17,702

12,797	4.740%, 03/01/19(a)	13,548

3,923	4.820%, 05/01/20(a)	4,230

41,981	5.189%, 04/01/33(a)	44,268

3,559	5.500%, 08/01/24(a)	3,838

Principal Amount		Value (Note 2)

$191,198	5.824%, 10/01/37(a)	$207,593

18,907	5.943%, 06/01/36(a)	20,370

120,745	FHLMC, Gold 2.348%, 03/01/27(a)	123,618

136,190	2.555%, 02/01/29(a)	146,107

898,342	4.000%, 12/01/41	976,437

		9,452,222

Federal National Mortgage Association (FNMA): 18.33%

3,500,000	FNMA 0.375%, 03/16/15	3,506,576

500,000	0.625%, 05/17/17(a)(b)	501,143

250,000	0.850%, 02/08/16	250,617

16,720	1.024%, 01/01/21(a)	16,796

2,000,000	1.375%, 11/15/16	2,062,324

342,899	1.375%, 01/01/21(a)	350,351

3,243	1.424%, 06/01/21(a)	3,276

67,689	1.560%, 06/01/40(a)	70,044

107,903	1.560%, 06/01/40(a)	111,557

29,852	1.560%, 10/01/40(a)	30,892

230,165	1.675%, 03/01/34(a)	231,521

55,168	1.821%, 04/01/32(a)	57,550

26,387	1.843%, 12/01/30(a)	27,759

9,322	1.881%, 01/01/17	9,442

52,665	1.894%, 10/01/32(a)	55,149

5,771	1.895%, 12/01/24(a)	5,930

22,656	1.903%, 01/01/36(a)	23,611

11,986	1.937%, 03/01/28(a)	12,649

5,627	1.946%, 09/01/33(a)	5,943

9,414	1.969%, 11/01/33(a)	9,963

8,587	1.999%, 04/01/18(a)	9,057

4,099	2.007%, 11/01/33(a)	4,327

96,233	2.040%, 02/01/26(a)	100,628

351,495	2.048%, 07/01/34(a)	355,591

19,479	2.059%, 11/01/22(a)	19,759

457,100	2.063%, 07/01/34(a)	480,269

61,191	2.070%, 02/01/25(a)	64,349

December 31, 2012	106	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 18.33%

$558,421	2.080%, 01/01/35(a)	$590,473

6,336	2.105%, 08/01/29(a)	6,718

375,770	2.117%, 11/01/35(a)	395,238

295,934	2.118%, 11/01/35(a)	311,928

5,737	2.125%, 07/01/18(a)	5,802

28,806	2.125%, 06/01/19(a)	29,237

620	2.150%, 01/01/20(a)	631

5,830	2.157%, 12/01/35(a)	5,891

21,517	2.160%, 06/01/30(a)	21,744

43,198	2.175%, 01/01/33(a)	46,006

265,111	2.194%, 05/01/33(a)	276,545

34,457	2.202%, 11/01/35(a)	35,948

15,868	2.205%, 01/01/24(a)	16,565

10,587	2.205%, 10/01/28(a)	11,276

128,653	2.207%, 11/01/17(a)	137,056

21,686	2.222%, 12/01/37(a)	23,107

1,302	2.230%, 07/01/25(a)	1,368

15,272	2.239%, 03/01/35(a)	16,209

227,879	2.243%, 06/01/33(a)	242,575

15,350	2.250%, 11/01/20(a)	15,513

56,303	2.250%, 08/01/30(a)	57,063

144,233	2.253%, 02/01/33(a)	152,687

12,416	2.270%, 04/01/18(a)	13,008

51,602	2.273%, 11/01/31(a)	51,839

9,076	2.277%, 09/01/24(a)	9,302

974	2.280%, 10/01/16(a)	982

45,633	2.280%, 01/01/25(a)	45,695

402	2.280%, 07/01/17(a)	403

49,551	2.288%, 05/01/33(a)	49,912

71,215	2.288%, 01/01/31(a)	74,121

85,446	2.288%, 06/01/32(a)	87,292

25,178	2.289%, 08/01/36(a)	26,912

926	2.291%, 03/01/30(a)	990

14,268	2.295%, 04/01/33(a)	15,130

37,379	2.297%, 01/01/21(a)	40,028

Principal Amount		Value (Note 2)

$20,918	2.300%, 12/01/26(a)	$21,997

39,813	2.306%, 10/01/25(a)	41,838

13,961	2.306%, 06/01/32(a)	14,904

21,177	2.311%, 06/01/30(a)	22,692

10,961	2.311%, 08/01/36(a)	11,587

34,837	2.316%, 07/01/28(a)	37,099

22,011	2.319%, 09/01/23(a)	22,197

28,503	2.319%, 08/01/33(a)	29,744

31,729	2.319%, 05/01/19(a)	33,067

82,735	2.323%, 06/01/33(a)	83,996

68,720	2.325%, 07/01/36(a)	73,508

16,739	2.325%, 05/01/24(a)	17,079

160,350	2.327%, 05/01/34(a)	170,523

56,863	2.336%, 07/01/36(a)	60,592

3,146	2.337%, 05/01/33(a)	3,352

44,959	2.340%, 12/01/30(a)	47,483

25,335	2.346%, 07/01/34(a)	27,134

20,493	2.349%, 12/01/29(a)	21,918

34,472	2.353%, 02/01/35(a)	34,739

675,762	2.361%, 09/01/31(a)	722,199

104,734	2.364%, 03/01/37(a)	111,635

23,293	2.365%, 11/01/29(a)	24,845

35,345	2.366%, 01/01/33(a)	35,690

45,316	2.369%, 04/01/37(a)	48,576

13,647	2.371%, 01/01/28(a)	14,558

42,000	2.377%, 09/01/33(a)	44,788

9,705	2.386%, 03/01/27(a)	9,832

24,810	2.395%, 11/01/30(a)	24,870

23,268	2.425%, 01/01/23(a)	23,273

7,778	2.433%, 07/01/38(a)	7,904

80,483	2.435%, 08/01/32(a)	85,172

2,081	2.449%, 09/01/37(a)	2,187

23,735	2.450%, 04/01/38(a)	24,132

4,747	2.450%, 01/01/19(a)	4,958

36,990	2.456%, 08/01/25(a)	39,671

1,086	2.470%, 10/01/27(a)	1,154

See Notes to Financial Statements	107	December 31, 2012

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 18.33%

$57,160	2.477%, 06/01/36(a)	$60,917

9,989	2.481%, 09/01/33(a)	10,718

64,094	2.488%, 10/01/31(a)	68,446

60,221	2.495%, 11/01/29(a)	64,624

7,913	2.503%, 07/01/28(a)	8,473

77,898	2.520%, 09/01/31(a)	79,151

158,410	2.561%, 07/01/33(a)	169,682

24,131	2.567%, 08/01/35(a)	25,323

21,672	2.569%, 11/01/26(a)	23,264

4,712	2.574%, 10/01/19(a)	4,896

205,850	2.633%, 03/01/34(a)	219,469

45,964	2.668%, 09/01/30(a)	49,120

399,352	2.680%, 11/01/33(a)	401,891

99,115	2.682%, 08/01/33(a)	105,142

7,874	2.690%, 06/01/19(a)	8,211

517,134	2.696%, 09/01/32(a)	550,940

45,781	2.715%, 02/01/34(a)	48,599

10,028	2.723%, 04/01/26(a)	10,207

15,105	2.723%, 02/01/26(a)	16,157

50,577	2.730%, 07/01/34(a)	52,860

94,737	2.740%, 11/01/33(a)	94,755

80,581	2.766%, 05/01/33(a)	85,990

38,929	2.767%, 12/01/35(a)	40,218

29,836	2.776%, 01/01/18(a)	30,815

11,800	2.780%, 03/01/36(a)	12,164

71,050	2.885%, 04/01/35(a)	71,937

30,230	2.964%, 11/01/36(a)	31,427

98,825	3.001%, 05/01/34(a)	104,893

16,530	3.005%, 06/01/33(a)	16,540

31,083	3.027%, 08/01/34(a)	33,261

31,314	3.308%, 12/01/19(a)	32,749

2,169	3.548%, 08/01/26(a)	2,306

4,812	3.680%, 03/01/25(a)	4,858

157,759	3.977%, 05/01/36(a)	163,207

20,844	3.988%, 07/01/17(a)	22,217

Principal Amount		Value (Note 2)

$785,722	4.000%, 12/01/41	$853,193

900,390	4.000%, 06/01/39	966,172

119,175	4.000%, 04/01/41	133,170

53,843	4.123%, 02/01/26(a)	57,348

692	4.493%, 05/01/18(a)	702

732,485	4.500%, 02/01/41	795,389

896,330	4.500%, 12/01/40	984,508

995,293	4.500%, 07/01/41	1,080,765

5,350	4.608%, 04/01/29(a)	5,418

814	4.800%, 12/01/26(a)	876

7,789	4.899%, 03/01/27(a)	8,381

506,318	5.000%, 02/01/34	551,711

11,955	5.000%, 10/01/22(a)	11,996

16,486	5.239%, 04/01/36(a)	17,711

61,733	6.500%, 07/01/17	64,555

17,299	6.750%, 12/01/16(a)	18,280

1,253	7.365%, 08/01/20(a)	1,274

		21,470,036

Government National Mortgage Association (GNMA): 3.34%

47,598	GNMA 1.625%, 03/20/27(a)	49,492

156,086	1.625%, 02/20/32(a)	161,869

421,571	1.625%, 01/20/32(a)	438,348

43,729	1.625%, 02/20/27(a)	45,469

41,215	1.625%, 01/20/27(a)	42,856

4,832	1.625%, 12/20/26(a)	4,986

24,165	1.625%, 02/20/32(a)	25,127

42,589	1.625%, 03/20/29(a)	44,284

38,596	1.625%, 10/20/29(a)	39,830

54,955	1.625%, 02/20/30(a)	57,142

61,998	1.625%, 01/20/29(a)	64,466

40,370	1.625%, 12/20/29(a)	41,660

66,401	1.625%, 10/20/27(a)	68,523

17,897	1.625%, 01/20/29(a)	18,609

76,785	1.625%, 03/20/34(a)	79,841

102,586	1.625%, 01/20/23(a)	106,669

December 31, 2012	108	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Government National Mortgage Association (GNMA) (continued): 3.34%

$12,991	1.625%, 01/20/24(a)	$13,508

20,846	1.625%, 03/20/24(a)	21,676

5,491	1.625%, 03/20/22(a)	5,710

42,594	1.625%, 03/20/22(a)	44,289

49,188	1.625%, 10/20/37(a)	50,760

5,338	1.625%, 02/20/24(a)	5,551

42,267	1.625%, 03/20/32(a)	43,949

67,823	1.625%, 10/20/25(a)	69,990

60,357	1.625%, 12/20/32(a)	62,287

67,652	1.625%, 03/20/33(a)	70,344

39,473	1.625%, 03/20/24(a)	41,044

266,095	1.750%, 08/20/33(a)	276,774

431,142	1.750%, 09/20/32(a)	448,442

3,712	1.750%, 04/20/27(a)	3,889

3,726	1.750%, 04/20/22(a)	3,904

8,845	1.750%, 05/20/21(a)	9,268

2,030	1.750%, 06/20/27(a)	2,127

3,578	1.750%, 07/20/27(a)	3,722

4,394	1.750%, 07/20/27(a)	4,570

61,976	2.125%, 10/20/35(a)	64,424

60,539	2.250%, 05/20/34(a)	63,109

10,786	3.000%, 10/20/18(a)	11,268

239,652	3.000%, 09/16/39	247,213

11,249	3.500%, 01/20/19(a)	11,791

36,173	4.000%, 03/20/16(a)	37,896

919,274	4.000%, 09/15/41	1,009,386

		3,916,062

	Total Agency Pass-Through Securities (Cost $37,979,973)	38,439,875

ASSET-BACKED SECURITIES: 0.78%

500,000	BMW Vehicle Lease Trust, Series 2012-1, Class A3 0.750%, 06/20/14	501,786

Principal Amount		Value (Note 2)

$409,267	Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2 0.660%, 07/15/13	$409,659

	Total Asset-Backed Securities (Cost $909,200)	911,445

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.33%
Collateralized Mortgage Obligations-Other: 0.49%

491,681	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 1A1 5.500%, 09/25/33	510,577

57,651	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2 5.303%, 02/15/40	57,693

		568,270

Federal Home Loan Mortgage Corp (FHLMC): 0.84%

967,986	FHLMC, REMICS 2.500%, 04/15/50	994,354

	Total Collateralized Mortgage Obligations (Cost $1,546,900)	1,562,624

CORPORATE BONDS: 19.96%
Basic Materials: 0.82%

300,000	BHP Billiton Finance USA, Ltd., Sr. Unsec. Notes 5.400%, 03/29/17	351,930

600,000	WMC Finance USA, Ltd., Sr. Unsec. Notes 5.125%, 05/15/13	610,507

		962,437

Communications: 1.85%

1,000,000	AT&T, Inc., Sr. Unsec. Notes 5.625%, 06/15/16	1,148,406

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	407,446

600,000	Verizon New York, Inc., Sr. Unsec. Notes 7.000%, 05/01/13	612,262

		2,168,114

Consumer Cyclical: 0.46%

500,000	Staples, Inc., Sr. Unsec. Notes 9.750%, 01/15/14	543,735

See Notes to Financial Statements	109	December 31, 2012

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Consumer Non-Cyclical: 4.14%

$500,000	Amgen, Inc., Sr. Unsec. Notes 2.500%, 11/15/16	$525,667

500,000	Bottling Group Llc, Sr. Unsec. Notes 5.500%, 04/01/16	571,661

500,000	Cargill, Inc., Sr. Unsec. Notes 5.000%, 11/15/13(c)	518,159

1,250,000	Coca-Cola Co., Sr. Unsec. Notes 0.750%, 03/13/15	1,260,205

440,000	7.375%, 03/03/14	475,108

445,000	Colgate-Palmolive Co., Sr. Unsec. Medium-Term Notes 2.625%, 05/01/17	475,765

225,000	Cornell University, Sr. Unsec. Notes 4.350%, 02/01/14	233,632

500,000	SABMiller Plc, Sr. Unsec. Notes 5.500%, 08/15/13(c)	514,169

250,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	278,731

		4,853,097

Energy: 2.20%

500,000	Noble Corp./Cayman Islands, Sr. Unsec. Notes 5.875%, 06/01/13	510,461

500,000	Noble Holding International, Ltd., Sr. Unsec. Notes 3.450%, 08/01/15	527,175

500,000	Total Capital SA, Sr. Unsec. Notes 3.125%, 10/02/15	532,490

1,000,000	Valero Energy Corp., Sr. Unsec. Notes 6.700%, 01/15/13	1,001,880

		2,572,006

Financials: 6.43%

320,000	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes 2.450%, 12/15/15	336,620

521,000	Branch Banking & Trust Co., Sub. Notes 0.612%, 05/23/17(a)	509,806

1,250,000	0.630%, 09/13/16(a)	1,231,675

400,000	Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes 6.200%, 09/30/13	417,344

Principal Amount		Value (Note 2)

$1,500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 1.050%, 03/26/15	$1,511,629

1,000,000	Danske Bank A/S, Sr. Unsec. Notes 1.390%, 04/14/14(a)(c)	991,480

500,000	John Deere Capital Corp., Sr. Unsec. Medium-Term Notes 1.600%, 03/03/14	506,706

300,000	National Australia Bank, Ltd., Sr. Unsec. Notes 1.067%, 04/11/14(a)(c)	301,957

500,000	National City Bank, Sub. Notes 0.681%, 06/07/17(a)	489,117

1,250,000	Wachovia Bank NA, Sub. Notes 0.638%, 03/15/16(a)	1,232,624

		7,528,958

Industrials: 2.64%

325,000	Honeywell International, Inc., Sr. Unsec. Notes 5.400%, 03/15/16	371,924

1,250,000	Thermo Fisher Scientific, Inc., Sr. Unsec. Notes 3.200%, 03/01/16	1,328,149

1,350,000	United Technologies Corp., Sr. Unsec. Notes 1.800%, 06/01/17	1,390,635

		3,090,708

Utilities: 1.42%

750,000	Alabama Power Capital Trust V, Ltd., Gtd. Notes 3.460%, 10/01/42(a)	748,125

880,000	Niagara Mohawk Power Corp., Sr. Unsec. Notes 3.553%, 10/01/14(c)	920,686

		1,668,811

	Total Corporate Bonds (Cost $23,213,895)	23,387,866

December 31, 2012	110	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 4.17%

$500,000	Citizens Property Insurance Corp., Floating Notes, High Risk Sr., Revenue Bonds, Series A3 1.880%, 06/01/13(a)	$503,070

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	503,189

155,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series A 5.020%, 01/15/20	171,869

125,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series B 0.629%, 07/15/14	125,570

300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	301,413

60,000	Lexington School District No. 2 Educational Facilities Corp., Installment Revenue Bonds, Series A 5.890%, 12/01/13	62,178

500,000	New Jersey State Economic Development Authority, Taxable Revenue Bonds (Build America Bonds) 1.308%, 06/15/13(a)	501,045

500,000	New York City, New York, General Obligation Unlimited Bonds, Series G, SubSeries G-2 0.550%, 04/01/14	500,990

500,000	Ohio State Water Development Authority Water Pollution Control, Taxable Refunding Revenue Bonds, (Water Quality), Series A 0.814%, 06/01/15	503,035

50,000	Oklahoma Capital Improvement Authority, State Facilities Revenue Bonds, Higher Education, Series B 2.026%, 07/01/14	51,103

Principal Amount		Value (Note 2)

$ 150,000	Oregon State Local Governments, Taxable, Pension General Obligation, Ltd. 5.571%, 06/01/14	$159,128

500,000	Port of Seattle Washington, Taxable Refunding Revenue Bonds, Intermediate Lien, Series C 0.883%, 11/01/13	502,150

500,000	University of California, Taxable Revenue Bonds, (National Transmission System), Series AA-2 0.887%, 07/01/13	501,270

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	497,845

	Total Municipal Bonds (Cost $4,863,917)	4,883,855

U.S. TREASURY BONDS & NOTES: 16.78%

4,000,000	U.S. Treasury Notes 0.250%, 05/15/15	3,995,940

5,750,000	2.250%, 01/31/15	5,986,291

5,750,000	2.375%, 02/28/15	6,009,198

1,000,000	2.500%, 03/31/15	1,049,844

2,500,000	2.625%, 12/31/14	2,618,360

		19,659,633

	Total U.S. Treasury Bonds & Notes (Cost $19,608,486)	19,659,633

	Total Investments: 75.84% (Cost $88,122,371)	88,845,298

	Net Other Assets and Liabilities: 24.16%	28,307,624	(d)

	Net Assets: 100.00%	$117,152,922

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(b) Represents a step-up bond. Rate disclosed is as of December 31, 2012.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end,

See Notes to Financial Statements	111	December 31, 2012

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

the aggregate market value of those securities was $3,246,451, representing 2.77% of net assets.

(d) Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Loss
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	125 Bps	Total Return	01/03/13	$122,205,314	$(4,277,568)
					$122,205,314	$(4,277,568)

Investment Abbreviations:

Bps — Basis Points

Gtd. — Guaranteed

REMICS — Real Estate Mortgage Investment Conduits

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2012	112	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Managed Futures Strategy Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 51.10%

31,000	Vanguard Mortgage-Backed Securities ETF	$1,619,440

20,500	Vanguard Short-Term Corporate Bond ETF	1,646,560

53,400	Vanguard Short-Term Government Bond ETF	3,251,526

	Total Exchange-Traded Funds (Cost $6,483,860)	6,517,526

	Total Investments: 51.10% (Cost $6,483,860)	6,517,526

	Net Other Assets and Liabilities: 48.90%	6,236,274	(a)

	Net Assets: 100.00%	$12,753,800

Percentages are stated as a percent of net assets.

(a) Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Credit Suisse	CS Multi Asset Future	150 Bps	Total Return	01/03/13	$19,013,620	$44,493
					$19,013,620	$44,493

Investment Abbreviations:

ETF — Exchange-Traded Fund

Bps — Basis Points

See Notes to Financial Statements	113	December 31, 2012

Statement of Assets and Liabilities

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND	FORWARD EM CORPORATE DEBT FUND	FORWARD EMERGING MARKETS FUND
ASSETS:
Investments, at value	$687,972,359	$191,168,151	$10,575,160
Cash	55,658,128	6,877,932	534,377
Foreign currency, at value (Cost $0, $0 and $322, respectively)	0	0	322
Deposit with broker for swap contracts	0	1,250,000	0
Deposit with broker for securities sold short	40,668,274	0	0
Receivable for swap contract payments	0	4,167	0
Receivable for investments sold	0	174,638	69,880
Receivable for shares sold	1,772,186	984,588	913
Receivable due from advisor	0	0	3,619
Interest and dividends receivable	9,380,634	4,036,391	144,191
Other assets	28,968	9,408	15,317

Total Assets	795,480,549	204,505,275	11,343,779

LIABILITIES:
Securities sold short (Proceeds $88,200,893, $0 and $0, respectively)	90,971,837	0	0
Payable for interest on short sales	389,229	0	0
Unrealized loss on swap contracts	0	470,649	0
Swap premiums received	0	215,715	0
Payable for shares redeemed	1,342,904	119,168	132,434
Payable to advisor	826,990	102,899	0
Payable for distribution and service fees	162,274	55,888	2,008
Payable to trustees	246	74	1,684
Payable for chief compliance officer fee	2,863	859	123
Payable for legal and audit fees	48,262	26,751	19,067
Accrued expenses and other liabilities	90,404	41,552	40,014

Total Liabilities	93,835,009	1,033,555	195,330

NET ASSETS	$701,645,540	$203,471,720	$11,148,449

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$674,717,533	$200,532,018	$11,852,620
Accumulated net investment income	19,190	692,519	31,227
Accumulated net realized gain/(loss) on investments, securities sold short, futures contracts, swap contracts and foreign currency transactions	3,889,673	(1,391,363)	(1,891,680)
Net unrealized appreciation on investments, securities sold short, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	23,019,144	3,638,546	1,156,282

TOTAL NET ASSETS	$701,645,540	$203,471,720	$11,148,449

INVESTMENTS, AT COST	$662,182,271	$187,053,005	$9,418,691

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$8.93	$9.98	$10.58
Net Assets	$338,661,670	$168,003,166	$5,934,134
Shares of beneficial interest outstanding	37,906,672	16,839,891	561,054
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.88	$9.91	$10.67
Net Assets	$214,228,600	$33,773,497	$4,516,841
Shares of beneficial interest outstanding	24,130,151	3,407,772	423,329

December 31, 2012	114	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND (continued)	FORWARD EM CORPORATE DEBT FUND (continued)	FORWARD EMERGING MARKETS FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	$8.90	—	—
Net Assets	$18,479,694	—	—
Shares of beneficial interest outstanding	2,076,862	—	—
Class C:
Net Asset Value, offering and redemption price per share	$8.93	$10.01	—
Net Assets	$29,012,505	$1,695,057	—
Shares of beneficial interest outstanding	3,247,358	169,334	—
Class M:
Net Asset Value, offering and redemption price per share	$8.88	—	$10.98
Net Assets	$101,263,071	—	$697,474
Shares of beneficial interest outstanding	11,404,128	—	63,549

See Notes to Financial Statements	115	December 31, 2012

Statement of Assets and Liabilities

	FORWARD ENDURANCE LONG/SHORT FUND	FORWARD FOCUS FUND	FORWARD GLOBAL CREDIT LONG/SHORT FUND
ASSETS:
Investments, at value	$3,851,186	$9,740,751	$6,525,437
Cash	945,593	500,285	202,134
Deposit with broker for swap contracts	14,500	0	1,815,638
Deposit with broker for securities sold short	1,773,379	0	1,373,745
Receivable for investments sold	368,771	0	13,176
Receivable for shares sold	0	29	0
Swap premiums paid	0	0	284,368
Receivable due from advisor	0	0	599
Interest and dividends receivable	137	10,989	201,724
Other assets	1,782	9,194	20,672

Total Assets	6,955,348	10,261,248	10,437,493

LIABILITIES:
Securities sold short (Proceeds $1,981,093, $0 and $1,340,181, respectively)	1,976,976	0	1,356,000
Options written, at value (Premiums received $49,671, $0 and $0, respectively)	36,840	0	0
Payable for dividend expense on short sales	1,320	0	0
Unrealized loss on forward contracts	0	0	70,988
Unrealized loss on swap contracts	0	0	305,419
Swap premiums received	0	0	43,143
Payable for investments purchased	54,895	0	0
Payable for shares redeemed	0	0	42,497
Payable to advisor	5,202	1,763	0
Payable for distribution and service fees	265	1,411	1,720
Payable to trustees	2	91	3
Payable for chief compliance officer fee	281	46	39
Interest payable on swap contracts	0	0	3,111
Payable for legal and audit fees	17,636	15,440	23,192
Accrued expenses and other liabilities	3,644	2,369	4,621

Total Liabilities	2,097,061	21,120	1,850,733

NET ASSETS	$4,858,287	$10,240,128	$8,586,760

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$4,794,777	$8,777,712	$8,945,176
Accumulated net investment income	281	6,935	341,100
Accumulated net realized loss on investments, securities sold short, options contracts, swap contracts and foreign currency transactions	(143,003)	(206,654)	(254,094)
Net unrealized appreciation/(depreciation) on investments, securities sold short, options contracts, swap contracts and translation of assets and liabilities in foreign currencies	206,232	1,662,135	(445,422)

TOTAL NET ASSETS	$4,858,287	$10,240,128	$8,586,760

INVESTMENTS, AT COST	$3,661,902	$8,078,616	$6,577,948

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$25.82	$9.94	$24.09
Net Assets	$206,379	$3,610,387	$1,916,318
Shares of beneficial interest outstanding	7,994	363,216	79,539

December 31, 2012	116	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD ENDURANCE LONG/SHORT FUND (continued)	FORWARD FOCUS FUND (continued)	FORWARD GLOBAL CREDIT LONG/SHORT FUND (continued)
Institutional Class:
Net Asset Value, offering and redemption price per share	$25.91	$10.12	$24.23
Net Assets	$4,651,908	$6,629,741	$4,246,035
Shares of beneficial interest outstanding	179,563	655,397	175,203
Class C:
Net Asset Value, offering and redemption price per share	—	—	$24.00
Net Assets	—	—	$1,224,683
Shares of beneficial interest outstanding	—	—	51,027
Class M:
Net Asset Value, offering and redemption price per share	—	—	$23.99
Net Assets	—	—	$1,199,724
Shares of beneficial interest outstanding	—	—	50,000

See Notes to Financial Statements	117	December 31, 2012

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL DIVIDEND FUND	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP DIVIDEND FUND
ASSETS:
Investments, at value	$138,678,256	$151,344,803	$20,582,526
Cash	9,682,903	1,313,273	3,331,407
Foreign currency, at value (Cost $1,983, $695,187 and $0, respectively)	1,979	679,378	0
Deposit with broker for futures contracts	1,726,235	0	119,607
Receivable for investments sold	1,149,014	2,028,005	7,560
Receivable for shares sold	862,942	57,063	4,919
Interest and dividends receivable	270,367	436,058	37,088
Other assets	17,856	24,093	15,137

Total Assets	152,389,552	155,882,673	24,098,244

LIABILITIES:
Payable for investments purchased	479,230	0	586,892
Payable for shares redeemed	34,635	526,255	9,846
Payable to advisor	57,263	132,416	2,887
Payable for distribution and service fees	18,732	17,670	5,345
Payable to trustees	1,875	62	412
Payable for chief compliance officer fee	583	720	89
Payable for legal and audit fees	21,904	25,391	14,820
Accrued expenses and other liabilities	33,416	60,785	5,206

Total Liabilities	647,638	763,299	625,497

NET ASSETS	$151,741,914	$155,119,374	$23,472,747

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$147,515,015	$362,093,630	$23,340,840
Accumulated net investment income/(loss)	(228,303)	(1,726,677)	0
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(5,968,571)	(236,963,943)	(2,730,523)
Net unrealized appreciation on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	10,423,773	31,716,364	2,862,430

TOTAL NET ASSETS	$151,741,914	$155,119,374	$23,472,747

INVESTMENTS, AT COST	$128,254,757	$119,623,769	$17,720,096

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.12	$13.85	$10.77
Net Assets	$48,875,391	$37,842,886	$3,265,760
Shares of beneficial interest outstanding	5,360,425	2,732,568	303,309
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.70	$13.84	$10.62
Net Assets	$82,718,592	$107,578,396	$9,755,640
Shares of beneficial interest outstanding	10,736,880	7,773,086	918,381
Class A:
Net Asset Value, offering and redemption price per share	—	—	$10.77
Net Assets	—	—	$10,451,347
Shares of beneficial interest outstanding	—	—	970,286
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)			$11.43

December 31, 2012	118	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL DIVIDEND FUND (continued)	FORWARD INTERNATIONAL SMALL COMPANIES FUND (continued)	FORWARD LARGE CAP DIVIDEND FUND (continued)
Class C:
Net Asset Value, offering and redemption price per share	$9.11	—	—
Net Assets	$878,834	—	—
Shares of beneficial interest outstanding	96,506	—	—
Class M:
Net Asset Value, offering and redemption price per share	$7.70	$13.84	—
Net Assets	$19,269,097	$9,698,092	—
Shares of beneficial interest outstanding	2,501,159	700,634	—

See Notes to Financial Statements	119	December 31, 2012

Statement of Assets and Liabilities

	FORWARD SELECT EM DIVIDEND FUND	FORWARD SMALL CAP EQUITY FUND
ASSETS:
Investments in affiliates, at value	$0	$900,051
Investments, at value	46,258,784	32,229,797
Cash	2,730,963	792,621
Foreign currency, at value (Cost $1,904 and $0, respectively)	1,904	0
Deposit with broker for futures contracts	27,814	524,060
Variation margin receivable	0	40,019
Receivable for investments sold	341,382	0
Receivable for shares sold	277,351	3,181
Interest and dividends receivable	60,770	8,785
Other assets	9,294	15,169

Total Assets	49,708,262	34,513,683

LIABILITIES:
Payable on loan (Note 2)	2,059,075	0
Payable for interest due on loan (Note 2)	322	0
Payable for investments purchased	0	540,000
Payable for shares redeemed	273	443,902
Payable to advisor	24,009	20,330
Payable for distribution and service fees	4,458	7,399
Payable to trustees	16	633
Payable for chief compliance officer fee	186	166
Payable for legal and audit fees	18,396	17,132
Accrued expenses and other liabilities	18,221	27,372

Total Liabilities	2,124,956	1,056,934

NET ASSETS	$47,583,306	$33,456,749

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$47,889,688	$69,896,435
Accumulated net investment income/(loss)	(22,322)	0
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,575,711)	(38,169,045)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	2,291,651	1,729,359

TOTAL NET ASSETS	$47,583,306	$33,456,749

INVESTMENTS IN AFFILIATES, AT COST	$0	$900,051

INVESTMENTS, AT COST	43,967,071	30,540,457

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$23.70	$15.98
Net Assets	$13,590,923	$23,374,276
Shares of beneficial interest outstanding	573,459	1,462,290
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.68	$16.77
Net Assets	$32,069,848	$7,396,996
Shares of beneficial interest outstanding	1,354,242	441,061

December 31, 2012	120	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD SELECT EM DIVIDEND FUND (continued)	FORWARD SMALL CAP EQUITY FUND (continued)
Class C:
Net Asset Value, offering and redemption price per share	$23.69	—
Net Assets	$708,908	—
Shares of beneficial interest outstanding	29,922	—
Class M:
Net Asset Value, offering and redemption price per share	$23.69	$16.70
Net Assets	$1,213,627	$2,685,477
Shares of beneficial interest outstanding	51,234	160,778

See Notes to Financial Statements	121	December 31, 2012

Statement of Assets and Liabilities

	FORWARD TACTICAL ENHANCED FUND	FORWARD TACTICAL GROWTH FUND
ASSETS:
Investments, at value	$40,968,799	$739,266,545
Cash	40,746,989	160,690,434
Deposit with broker for futures contracts	14,322	30,240,878
Receivable for shares sold	65,383	1,865,307
Interest and dividends receivable	288,299	34,105
Other assets	26,205	50,944

Total Assets	82,109,997	932,148,213

LIABILITIES:
Variation margin payable	0	263,725
Payable for investments purchased	40,344,637	0
Payable for shares redeemed	11,663	5,714,972
Payable to advisor	24,353	934,447
Payable for distribution and service fees	10,723	246,045
Payable to trustees	15	398
Payable for chief compliance officer fee	178	4,620
Payable for legal and audit fees	16,254	54,944
Accrued expenses and other liabilities	9,756	157,133

Total Liabilities	40,417,579	7,376,284

NET ASSETS	$41,692,418	$924,771,929

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$40,757,163	$927,437,179
Accumulated net realized gain/(loss) on investments and futures contracts	311,093	(8,857,145)
Net unrealized appreciation on investments and futures contracts	624,162	6,191,895

TOTAL NET ASSETS	$41,692,418	$924,771,929

INVESTMENTS, AT COST	$40,344,637	$732,810,925

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$25.72	$25.06
Net Assets	$16,949,338	$187,065,594
Shares of beneficial interest outstanding	659,111	7,465,036
Institutional Class:
Net Asset Value, offering and redemption price per share	$25.83	$25.34
Net Assets	$17,804,193	$61,601,971
Shares of beneficial interest outstanding	689,251	2,430,659
Class A:
Net Asset Value, offering and redemption price per share	$25.66	$24.92
Net Assets	$3,601,627	$112,733,884
Shares of beneficial interest outstanding	140,387	4,524,522
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$27.23	$26.44
Class C:
Net Asset Value, offering and redemption price per share	$25.51	$24.55
Net Assets	$3,246,542	$115,442,231
Shares of beneficial interest outstanding	127,250	4,701,688

December 31, 2012	122	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD TACTICAL ENHANCED FUND (continued)	FORWARD TACTICAL GROWTH FUND (continued)
Class M:
Net Asset Value, offering and redemption price per share	$25.79	$25.35
Net Assets	$90,718	$447,928,249
Shares of beneficial interest outstanding	3,517	17,667,669

See Notes to Financial Statements	123	December 31, 2012

Consolidated Statement of Assets and Liabilities

	FORWARD COMMODITY LONG/SHORT STRATEGY FUND	FORWARD MANAGED FUTURES STRATEGY FUND
ASSETS:
Investments, at value	$88,845,298	$6,517,526
Cash	13,580,399	3,683,164
Deposit with broker for swap contracts	19,233,128	2,557,479
Unrealized gain on swap contracts	0	44,493
Receivable for investments sold	79,348	0
Receivable for shares sold	732,752	15,790
Interest and dividends receivable	399,652	0
Other assets	28,212	4,972

Total Assets	122,898,789	12,823,424

LIABILITIES:
Unrealized loss on swap contracts	4,277,568	0
Payable for swap contract payments	107,246	19,365
Payable for shares redeemed	1,139,027	175
Payable to advisor	107,925	6,180
Payable for distribution and service fees	17,688	1,153
Payable to trustees	56	6
Payable for chief compliance officer fee	648	62
Payable for legal and audit fees	59,746	35,231
Accrued expenses and other liabilities	35,963	7,452

Total Liabilities	5,745,867	69,624

NET ASSETS	$117,152,922	$12,753,800

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$121,238,465	$12,665,171
Accumulated net investment income	0	5,007
Accumulated net realized loss on investments and swap contracts	(530,902)	5,463
Net unrealized appreciation/(depreciation) on investments and swap contracts	(3,554,641)	78,159

TOTAL NET ASSETS	$117,152,922	$12,753,800

INVESTMENTS, AT COST	$88,122,371	$6,483,860

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$20.21	$20.40
Net Assets	$22,092,690	$1,020,826
Shares of beneficial interest outstanding	1,092,912	50,033
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.33	$20.47
Net Assets	$49,466,609	$884,677
Shares of beneficial interest outstanding	2,433,700	43,221
Class C:
Net Asset Value, offering and redemption price per share	$20.04	$20.29
Net Assets	$5,540,204	$935,654
Shares of beneficial interest outstanding	276,438	46,104

December 31, 2012	124	See Notes to Financial Statements

Consolidated Statement of Assets and Liabilities

	FORWARD COMMODITY LONG/SHORT STRATEGY FUND (continued)	FORWARD MANAGED FUTURES STRATEGY FUND (continued)
Class M:
Net Asset Value, offering and redemption price per share	$20.27	—
Net Assets	$34,297,046	—
Shares of beneficial interest outstanding	1,692,309	—
Class Z:
Net Asset Value, offering and redemption price per share	$20.31	$20.48
Net Assets	$5,756,373	$9,912,643
Shares of beneficial interest outstanding	283,425	483,988

See Notes to Financial Statements	125	December 31, 2012

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND	FORWARD EM CORPORATE DEBT FUND	FORWARD EMERGING MARKETS FUND
INVESTMENT INCOME:
Interest	$22,044,365	$7,733,898	$707
Dividends	143,045	14,465	926,534
Securities lending income	—	—	7,121
Foreign taxes withheld	0	(8,646)	(129,047)

Total Investment Income	22,187,410	7,739,717	805,315

EXPENSES:
Investment advisory fee	6,404,527	703,398	385,663
Interest on short sales	1,994,432	—	—
Administration fee	241,469	69,389	62,052
Custodian fee	16,658	39,985	132,031
Legal and audit fee	116,205	48,634	38,466
Transfer agent fee	139,813	20,873	28,391
Trustees’ fees and expenses	48,349	11,856	3,011
Registration/filing fees	70,118	25,215	39,056
Reports to shareholder and printing fees	98,227	40,391	8,258
Distribution and service fees
Investor Class	1,018,088	321,529	52,874
Institutional Class	48,026	—	—
Class A	41,477	—	—
Class C	211,778	12,038	—
Class M	23,838	—	—
Chief compliance officer fee	24,582	5,764	1,871
ReFlow fees (Note 2)	—	851	13,655
Other	25,449	12,231	7,994

Total expenses before waiver	10,523,036	1,312,154	773,322
Less fees waived/reimbursed by investment advisor (Note 3)	(396,598)	(17,580)	(280,317)

Total Net Expenses	10,126,438	1,294,574	493,005

NET INVESTMENT INCOME:	12,060,972	6,445,143	312,310

Net realized gain/(loss) on investments	14,994,601	(138,594)	3,787,633
Net realized loss on securities sold short	(1,104,215)	0	0
Net realized gain on futures contracts	0	0	440,920
Net realized gain on swap contracts	0	126,551	0
Net realized gain/(loss) on foreign currency	0	385,248	(345,672)
Net change in unrealized appreciation/(depreciation) on investments	19,332,207	5,321,983	(742,157)
Net change in unrealized depreciation on securities sold short	(1,350,368)	0	0
Net change in unrealized depreciation on futures contracts	0	0	(137,300)
Net change in unrealized depreciation on swap contracts	0	(467,726)	0
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	0	(2,698)	666

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	31,872,225	5,224,764	3,004,090

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,933,197	$11,669,907	$3,316,400

December 31, 2012	126	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD ENDURANCE LONG/SHORT FUND(a)	FORWARD FOCUS FUND	FORWARD GLOBAL CREDIT LONG/SHORT FUND
INVESTMENT INCOME:
Interest	$51	$156	$704,289
Dividends	29,963	165,009	2,750
Foreign taxes withheld	0	0	(1,071)

Total Investment Income	30,014	165,165	705,968

EXPENSES:
Investment advisory fee	54,550	68,117	89,756
Administration fee	8,439	12,836	16,852
Custodian fee	5,938	1,059	8,095
Legal and audit fee	24,848	20,654	51,071
Transfer agent fee	1,304	2,693	610
Trustees’ fees and expenses	440	947	660
Registration/filing fees	6,992	20,394	39,012
Reports to shareholder and printing fees	4,664	3,265	11,006
Distribution and service fees
Investor Class	777	5,327	5,642
Institutional Class	1,721	2,768	—
Class A	—	12,066	—
Class C	—	—	12,547
Chief compliance officer fee	460	515	314
Dividend and interest expense on short sales	18,728	—	—
Interest on short sales	—	—	14,112
Other	1,388	1,473	2,413

Total expenses before waiver	130,249	152,114	252,090
Less fees waived/reimbursed by investment advisor (Note 3)	(38,676)	(43,720)	(100,712)

Total Net Expenses	91,573	108,394	151,378

NET INVESTMENT INCOME/(LOSS):	(61,559)	56,771	554,590

Net realized loss on investments	(89,323)	(193,402)	(123,983)
Net realized loss on securities sold short	(85,967)	0	0
Net realized gain on option contracts	32,653	0	0
Net realized loss on swap contracts	0	0	(33,547)
Net realized gain/(loss) on foreign currency	(2,972)	0	68,085
Net change in unrealized appreciation on investments	189,284	1,090,375	154,526
Net change in unrealized appreciation/(depreciation) on securities sold short	4,117	0	(15,819)
Net change in unrealized appreciation on options contracts	12,831	0	0
Net change in unrealized depreciation on swap contracts	0	0	(289,264)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	0	0	(71,323)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT, OPTION CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	60,623	896,973	(311,325)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(936)	$953,744	$243,265

(a) The Forward Endurance Long/Short Fund commenced operations on January 3, 2012.

See Notes to Financial Statements	127	December 31, 2012

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD INTERNATIONAL DIVIDEND FUND(a)	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP DIVIDEND FUND
INVESTMENT INCOME:
Interest	$495,682	$3,807	$157,012
Dividends	5,199,195	6,233,912	876,203
Dividends from affiliated investment company shares	—	321	—
Securities lending income	—	246,204	—
Foreign taxes withheld	(225,473)	(575,115)	(5,535)

Total Investment Income	5,469,404	5,909,129	1,027,680

EXPENSES:
Investment advisory fee	532,514	2,397,572	130,623
Administration fee	61,462	186,297	18,530
Custodian fee	71,049	115,447	3,498
Legal and audit fee	36,578	78,930	19,352
Transfer agent fee	18,011	101,285	5,500
Trustees’ fees and expenses	6,191	24,398	1,660
Registration/filing fees	36,849	52,454	36,798
Reports to shareholder and printing fees	12,756	45,993	5,531
Distribution and service fees
Investor Class	52,710	161,585	512
Institutional Class	22,555	95,015	3,046
Class A	—	4,448	55,588
Class C	1,223	—	—
Class M	2,119	4,257	—
Chief compliance officer fee	3,477	14,666	943
ReFlow fees (Note 2)	269	29,626	1,080
Other	22,177	52,867	2,770

Total expenses before waiver	879,940	3,364,840	285,431
Less fees waived/reimbursed by investment advisor (Note 3)	(200,960)	0	(84,287)
Affiliated management fee waiver (Note 2)	—	(1,422)	—

Total Net Expenses	678,980	3,363,418	201,144

NET INVESTMENT INCOME:	4,790,424	2,545,711	826,536

Net realized gain/(loss) on investments	(3,094,586)	18,153,531	(512,749)
Net realized loss on futures contracts	(442,284)	0	(30,393)
Net realized gain on swap contracts	0	495,837	0
Net realized loss on foreign currency	(174,120)	(2,781,348)	0
Net change in unrealized appreciation on investments	10,532,185	23,716,471	1,046,611
Net change in unrealized appreciation on futures contracts	10,684	0	0
Net change in unrealized depreciation on swap contracts	0	(449,015)	0
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(1,147)	(17,824)	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	6,830,732	39,117,652	503,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,621,156	$41,663,363	$1,330,005

(a) The Forward International Dividend Fund began offering Class C shares on July 31, 2012.

December 31, 2012	128	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD SELECT EM DIVIDEND FUND	FORWARD SMALL CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$67,535	$931
Dividends	1,151,114	435,183
Dividends from affiliated investment company shares	—	537
Foreign taxes withheld	(60,636)	0

Total Investment Income	1,158,013	436,651

EXPENSES:
Investment advisory fee	164,813	356,513
Administration fee	30,256	34,161
Custodian fee	32,071	6,129
Legal and audit fee	25,842	19,233
Transfer agent fee	5,616	47,144
Trustees’ fees and expenses	1,662	532
Registration/filing fees	33,871	46,859
Reports to shareholder and printing fees	7,014	28,069
Distribution and service fees
Investor Class	13,700	94,039
Institutional Class	—	5,896
Class A	—	2,367
Class C	6,131	—
Class M	—	1,343
Chief compliance officer fee	808	407
ReFlow fees (Note 2)	323	—
Interest on loan	9,397	—
Other	6,423	5,490

Total expenses before waiver	337,927	648,182
Less fees waived/reimbursed by investment advisor (Note 3)	(100,435)	(126,492)
Affiliated management fee waiver (Note 2)	—	(927)

Total Net Expenses	237,492	520,763

NET INVESTMENT INCOME/(LOSS):	920,521	(84,112)

Net realized gain/(loss) on investments	(559,663)	2,485,281
Net realized gain on futures contracts	127,814	575,323
Net realized loss on foreign currency	(148,916)	0
Net change in unrealized appreciation on investments	3,283,722	1,943,508
Net change in unrealized appreciation on futures contracts	0	6,519
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	101	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	2,703,058	5,010,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,623,579	$4,926,519

See Notes to Financial Statements	129	December 31, 2012

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD TACTICAL ENHANCED FUND	FORWARD TACTICAL GROWTH FUND
INVESTMENT INCOME:
Interest	$12,977	$482,315
Dividends	288,299	1,831,375

Total Investment Income	301,276	2,313,690

EXPENSES:
Investment advisory fee	548,309	11,016,191
Administration fee	25,252	488,109
Custodian fee	1,179	12,115
Legal and audit fee	29,963	179,783
Transfer agent fee	11,477	407,884
Trustees’ fees and expenses	3,768	114,456
Registration/filing fees	49,263	119,597
Reports to shareholder and printing fees	15,691	214,730
Repayment of reimbursed expenses (Note 3)	—	3,914
Distribution and service fees
Investor Class	58,823	894,726
Institutional Class	6,338	32,612
Class A	18,220	759,450
Class C	27,639	1,350,150
Class M	—	198,514
Chief compliance officer fee	1,944	57,027
Other	4,353	64,023

Total expenses before waiver	802,219	15,913,281
Less fees waived/reimbursed by investment advisor (Note 3)	(72,439)	0

Total Net Expenses	729,780	15,913,281

NET INVESTMENT LOSS:	(428,504)	(13,599,591)

Net realized gain on investments	209,254	6,269,412
Net realized gain on futures contracts	3,743,496	46,605,989
Net change in unrealized appreciation on investments	624,162	7,127,634
Net change in unrealized appreciation/(depreciation) on futures contracts	(101,191)	571,447

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	4,475,721	60,574,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,047,217	$46,974,891

December 31, 2012	130	See Notes to Financial Statements

Consolidated Statement of Operations

	FORWARD COMMODITY LONG/SHORT STRATEGY FUND	FORWARD MANAGED FUTURES STRATEGY FUND
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2012(a)
INVESTMENT INCOME:
Interest	$1,242,378	$648
Dividends	—	70,751

Total Investment Income	1,242,378	71,399

EXPENSES:
Investment advisory fee	1,586,337	96,597
Administration fee	186,310	63,036
Custodian fee	19,744	1,754
Legal and audit fee	122,603	56,602
Transfer agent fee	40,299	2,414
Trustees’ fees and expenses	20,104	1,301
Registration/filing fees	44,297	42,241
Reports to shareholder and printing fees	34,925	5,664
Distribution and service fees
Investor Class	146,238	4,076
Institutional Class	41,064	450
Class C	75,900	9,020
Class M	12,926	—
Chief compliance officer fee	9,537	572
Other	11,353	2,699

Total expenses before waiver	2,351,637	286,426
Less fees waived/reimbursed by investment advisor (Note 3)	0	(66,629)

Total Net Expenses	2,351,637	219,797

NET INVESTMENT LOSS:	(1,109,259)	(148,398)

Net realized gain on investments	127,074	7,034
Net realized loss on swap contracts	(39,765,454)	(2,056,919)
Net change in unrealized appreciation on investments	829,470	33,666
Net change in unrealized appreciation/(depreciation) on swap contracts	(4,681,952)	44,493

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP CONTRACTS	(43,490,862)	(1,971,726)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,600,121)	$(2,120,124)

(a) The Forward Managed Futures Strategy Fund commenced operations on January 30, 2012.

See Notes to Financial Statements	131	December 31, 2012

Statement of Changes in Net Assets

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$12,060,972	$7,870,377
Net realized gain/(loss) on investments	14,994,601	(2,578,101)
Net realized loss on securities sold short	(1,104,215)	(2,585,194)
Net change in unrealized appreciation on investments and securities sold short	17,981,839	8,407,998

Net increase in net assets resulting from operations	43,933,197	11,115,080

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(6,584,580)	(5,716,585)
Institutional Class	(3,202,525)	(1,325,787)
Class A	(225,965)	(81,083)
Class C	(435,308)	(516,445)
Class M	(1,608,577)	(209,994)
From net realized gains on investments
Investor Class	(2,295,579)	(296,040)
Institutional Class	(1,357,148)	(72,248)
Class A	(113,987)	(3,104)
Class C	(187,395)	(31,055)
Class M	(629,953)	(7,402)

Total distributions	(16,641,017)	(8,259,743)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	275,705,708	99,742,842
Issued to shareholders in reinvestment of distributions	8,313,445	5,505,373
Cost of shares redeemed	(120,965,355)	(87,610,628)

Net increase from share transactions	163,053,798	17,637,587

Institutional Class
Proceeds from sale of shares	209,120,442	35,481,853
Issued to shareholders in reinvestment of distributions	4,123,452	1,325,042
Cost of shares redeemed	(41,917,938)	(15,562,644)

Net increase from share transactions	171,325,956	21,244,251

Class A
Proceeds from sale of shares	17,069,566	521,562
Issued to shareholders in reinvestment of distributions	169,995	16,964
Cost of shares redeemed	(683,638)	(1,320,635)

Net increase/(decrease) from share transactions	16,555,923	(782,109)

Class C
Proceeds from sale of shares	15,740,195	7,190,546
Issued to shareholders in reinvestment of distributions	470,165	405,582
Cost of shares redeemed	(4,470,835)	(7,581,444)

Net increase from share transactions	11,739,525	14,684

December 31, 2012	132	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Class M
Proceeds from sale of shares	$107,065,150	$7,043,059
Issued to shareholders in reinvestment of distributions	1,567,897	18,909
Cost of shares redeemed	(13,273,367)	(8,007,563)

Net increase/(decrease) from share transactions	95,359,680	(945,595)

Net increase in net assets	$485,327,062	$40,024,155

NET ASSETS:
Beginning of period	216,318,478	176,294,323

End of period (including accumulated net investment income of $19,190 and $4,933, respectively)	$701,645,540	$216,318,478

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	31,397,217	12,487,420
Distributions reinvested	937,577	685,366
Redeemed	(13,741,589)	(11,027,817)

Net increase in shares outstanding	18,593,205	2,144,969

Institutional Class
Sold	23,649,953	4,469,995
Distributions reinvested	466,005	165,545
Redeemed	(4,811,723)	(1,957,957)

Net increase in shares outstanding	19,304,235	2,677,583

Class A
Sold	1,934,414	64,922
Distributions reinvested	19,108	2,106
Redeemed	(77,247)	(163,083)

Net increase/(decrease) in shares outstanding	1,876,275	(96,055)

Class C
Sold	1,780,983	897,524
Distributions reinvested	52,992	50,442
Redeemed	(507,832)	(953,912)

Net increase/(decrease) in shares outstanding	1,326,143	(5,946)

Class M
Sold	12,223,406	887,719
Distributions reinvested	177,144	2,348
Redeemed	(1,508,967)	(1,000,790)

Net increase/(decrease) in shares outstanding	10,891,583	(110,723)

See Notes to Financial Statements	133	December 31, 2012

Statement of Changes in Net Assets

	FORWARD EM CORPORATE DEBT FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$6,445,143	$1,186,570
Net realized loss on investments	(138,594)	(850,075)
Net realized loss on futures contracts	—	(14,099)
Net realized gain on swap contracts	126,551	143
Net realized gain on foreign currency transactions	385,248	1,384,119
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and translation of assets and liabilities in foreign currencies	4,851,559	(2,955,038)

Net increase/(decrease) in net assets resulting from operations	11,669,907	(1,248,380)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(5,129,100)	(927,571)
Institutional Class	(1,189,641)	(1,584,601)
Class C	(55,354)	(237,664)

Total distributions	(6,374,095)	(2,749,836)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	172,230,545	12,633,159
Issued to shareholders in reinvestment of distributions	4,982,395	323,410
Cost of shares redeemed	(17,799,557)	(12,897,426)

Net increase from share transactions	159,413,383	59,143

Institutional Class
Proceeds from sale of shares	31,143,675	13,050,802
Issued to shareholders in reinvestment of distributions	95,236	204,104
Cost of shares redeemed	(6,374,875)	(20,706,647)

Net increase/(decrease) from share transactions	24,864,036	(7,451,741)

Class C
Proceeds from sale of shares	469,556	94,035
Issued to shareholders in reinvestment of distributions	11,093	18,011
Cost of shares redeemed	(39,627)	(1,001,982)

Net increase/(decrease) from share transactions	441,022	(889,936)

Net increase/(decrease) in net assets	$190,014,253	$(12,280,750)

NET ASSETS:
Beginning of period	13,457,467	25,738,217

End of period (including accumulated net investment income of $692,519 and $8,686, respectively)	$203,471,720	$13,457,467

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	17,627,942	1,090,839
Distributions reinvested	509,169	32,479
Redeemed	(1,814,155)	(1,142,319)

Net increase/(decrease) in shares outstanding	16,322,956	(19,001)

December 31, 2012	134	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EM CORPORATE DEBT FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Institutional Class
Sold	3,204,489	1,123,553
Distributions reinvested	9,730	22,566
Redeemed	(648,660)	(1,889,253)

Net increase/(decrease) in shares outstanding	2,565,559	(743,134)

Class C
Sold	47,236	8,559
Distributions reinvested	1,123	1,924
Redeemed	(4,118)	(97,023)

Net increase/(decrease) in shares outstanding	44,241	(86,540)

See Notes to Financial Statements	135	December 31, 2012

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$312,310	$761,159
Net realized gain on investments	3,787,633	16,259,053
Net realized gain on futures contracts	440,920	709,703
Net realized gain/(loss) on foreign currency transactions	(345,672)	3,306,967
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	(878,791)	(43,547,600)

Net increase/(decrease) in net assets resulting from operations	3,316,400	(22,510,718)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(7,168)	(1,275,161)
Institutional Class	(90,699)	(2,133,235)
Class M	(2,133)	(10,785)
From net realized gains on investments
Investor Class	(360,404)	(9,766,080)
Institutional Class	(258,796)	(14,903,069)
Class M	(43,459)	(65,707)

Total distributions	(762,659)	(28,154,037)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	21,081,497	63,920,842
Issued to shareholders in reinvestment of distributions	350,816	9,621,171
Cost of shares redeemed	(41,066,310)	(77,636,462)

Net decrease from share transactions	(19,633,997)	(4,094,449)

Institutional Class
Proceeds from sale of shares	2,007,040	29,097,472
Issued to shareholders in reinvestment of distributions	298,113	13,262,480
Cost of shares redeemed	(29,769,041)	(140,715,474)

Net decrease from share transactions	(27,463,888)	(98,355,522)

Class M
Proceeds from sale of shares	896,445	85,910
Issued to shareholders in reinvestment of distributions	45,591	76,493
Cost of shares redeemed	(412,107)	(191,219)

Net increase/(decrease) from share transactions	529,929	(28,816)

Net decrease in net assets	$(44,014,215)	$(153,143,542)

NET ASSETS:
Beginning of period	55,162,664	208,306,206

End of period (including accumulated net investment income/(loss) of $31,227 and $(324,906), respectively)	$11,148,449	$55,162,664

December 31, 2012	136	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,029,310	3,368,862
Distributions reinvested	34,183	930,724
Redeemed	(3,963,253)	(4,223,465)

Net increase/(decrease) in shares outstanding	(1,899,760)	76,121

Institutional Class
Sold	192,944	1,577,518
Distributions reinvested	28,293	1,238,385
Redeemed	(3,024,325)	(7,003,500)

Net decrease in shares outstanding	(2,803,088)	(4,187,597)

Class M
Sold	79,675	4,776
Distributions reinvested	4,274	7,155
Redeemed	(38,689)	(9,556)

Net increase in shares outstanding	45,260	2,375

See Notes to Financial Statements	137	December 31, 2012

Statement of Changes in Net Assets

FORWARD ENDURANCE LONG/SHORT FUND
YEAR ENDED DECEMBER 31, 2012(a)
OPERATIONS:
Net investment loss	$(61,559)
Net realized loss on investments	(89,323)
Net realized loss on securities sold short	(85,967)
Net realized gain on option contracts	32,653
Net realized loss on foreign currency transactions	(2,972)
Net change in unrealized appreciation on investments, securities sold short and options contracts	206,232

Net decrease in net assets resulting from operations	(936)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	199,964

Net increase from share transactions	199,964

Institutional Class
Proceeds from sale of shares	4,717,826
Cost of shares redeemed	(58,567)

Net increase from share transactions	4,659,259

Net increase in net assets	$4,858,287

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $281)	$4,858,287

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	7,994

Net increase in shares outstanding	7,994

Institutional Class
Sold	181,821
Redeemed	(2,258)

Net increase in shares outstanding	179,563

(a) The Forward Endurance Long/Short Fund commenced operations on January 3, 2012.

December 31, 2012	138	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD FOCUS FUND
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$56,771	$12,165
Net realized gain/(loss) on investments	(193,402)	701,785
Net change in unrealized appreciation/(depreciation) on investments	1,090,375	(973,371)

Net increase/(decrease) in net assets resulting from operations	953,744	(259,421)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(14,558)	—
Institutional Class	(47,443)	—
From net realized gains on investments
Investor Class	(18,048)	(126,220)
Institutional Class	(32,664)	(534,887)
Class A	—	(262,692)

Total distributions	(112,713)	(923,799)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,412,435	67,400
Issued to shareholders in reinvestment of distributions	2,752	8,970
Cost of shares redeemed	(65,080)	(15)

Net increase from share transactions	2,350,107	76,355

Institutional Class
Proceeds from sale of shares	2,388,948	2,357,024
Issued to shareholders in reinvestment of distributions	13,717	34,364
Cost of shares redeemed	(1,178,121)	(1,882,156)

Net increase from share transactions	1,224,544	509,232

Class A
Proceeds from sale of shares	28,141	192,563
Issued to shareholders in reinvestment of distributions	—	30,543
Cost of shares redeemed	(2,476,681)	(3,181,710)

Net decrease from share transactions	(2,448,540)	(2,958,604)

Net increase/(decrease) in net assets	$1,967,142	$(3,556,237)

NET ASSETS:
Beginning of period	8,272,986	11,829,223

End of period (including accumulated net investment income of $6,935 and $12,165, respectively)	$10,240,128	$8,272,986

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	248,106	6,119
Distributions reinvested	282	982
Redeemed	(6,837)	(2)

Net increase in shares outstanding	241,551	7,099

See Notes to Financial Statements	139	December 31, 2012

Statement of Changes in Net Assets

	FORWARD FOCUS FUND (continued)
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
Institutional Class
Sold	245,725	227,970
Distributions reinvested	1,377	3,703
Redeemed	(117,591)	(175,549)

Net increase in shares outstanding	129,511	56,124

Class A
Sold	3,072	18,339
Distributions reinvested	—	3,371
Redeemed	(257,207)	(335,394)

Net decrease in shares outstanding	(254,135)	(313,684)

(a) Effective November 30, 2012, Class A shares of the Forward Focus Fund were terminated and converted to Investor Class shares.

December 31, 2012	140	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL CREDIT LONG/SHORT FUND
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$554,590	$179,163
Net realized gain/(loss) on investments	(123,983)	30,101
Net realized gain/(loss) on swap contracts	(33,547)	8,828
Net realized gain/(loss) on foreign currency transactions	68,085	(1,736)
Net change in unrealized depreciation on investments, securities sold short, swap contracts and translation of assets and liabilities in foreign currencies	(221,880)	(223,542)

Net increase/(decrease) in net assets resulting from operations	243,265	(7,186)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(62,212)	(38,193)
Institutional Class	(130,634)	(39,708)
Class C	(36,880)	(35,629)
Class M	(48,945)	(38,714)
From net realized gains on investments
Investor Class	(33,991)	(3,019)
Institutional Class	(77,816)	(3,039)
Class C	(22,008)	(2,958)
Class M	(21,572)	(2,958)

Total distributions	(434,058)	(164,218)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	756,288	1,276,440
Issued to shareholders in reinvestment of distributions	34,157	—
Cost of shares redeemed	(88,432)	(702)

Net increase from share transactions	702,013	1,275,738

Institutional Class
Proceeds from sale of shares	3,500,097	1,304,295
Issued to shareholders in reinvestment of distributions	12,235	1,129
Cost of shares redeemed	(352,690)	(19,295)

Net increase from share transactions	3,159,642	1,286,129

Class C
Proceeds from sale of shares	25,000	1,250,000
Issued to shareholders in reinvestment of distributions	1,178	—
Cost of shares redeemed	(743)	—

Net increase from share transactions	25,435	1,250,000

Class M
Proceeds from sale of shares	—	1,250,000
Net increase from share transactions	—	1,250,000

Net increase in net assets	$3,696,297	$4,890,463

NET ASSETS:
Beginning of period	4,890,463	0

End of period (including accumulated net investment income of $341,100 and $18,604, respectively)	$8,586,760	$4,890,463

See Notes to Financial Statements	141	December 31, 2012

Statement of Changes in Net Assets

	FORWARD GLOBAL CREDIT LONG/SHORT FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	30,689	51,035
Distributions reinvested	1,412	—
Redeemed	(3,568)	(29)

Net increase in shares outstanding	28,533	51,006

Institutional Class
Sold	137,416	52,129
Distributions reinvested	503	47
Redeemed	(14,116)	(776)

Net increase in shares outstanding	123,803	51,400

Class C
Sold	1,009	50,000
Distributions reinvested	49	—
Redeemed	(31)	—

Net increase in shares outstanding	1,027	50,000

Class M
Sold	—	50,000

Net increase in shares outstanding	—	50,000

(a) The Forward Global Credit Long/Short Fund commenced operations on October 3, 2011.

December 31, 2012	142	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL DIVIDEND FUND
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011(b)
OPERATIONS:
Net investment income	$4,790,424	$420,582
Net realized gain/(loss) on investments	(3,094,586)	117,813
Net realized loss on futures contracts	(442,284)	(61,399)
Net realized loss on foreign currency transactions	(174,120)	(17,476)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	10,541,722	(1,457,004)

Net increase/(decrease) in net assets resulting from operations	11,621,156	(997,484)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(955,099)	(203,619)
Institutional Class	(3,576,735)	(260,990)
Class C	(11,838)	—
Class M	(443,198)	(1,008)

Total distributions	(4,986,870)	(465,617)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	47,344,227	2,022,892
Issued to shareholders in reinvestment of distributions	945,142	182,458
Cost of shares redeemed	(4,713,368)	(2,438,419)

Net increase/(decrease) from share transactions	43,576,001	(233,069)

Institutional Class
Proceeds from sale of shares	92,378,527	5,691,756
Issued to shareholders in reinvestment of distributions	463,932	77,844
Cost of shares redeemed	(19,514,495)	(1,026,181)

Net increase from share transactions	73,327,964	4,743,419

Class C
Proceeds from sale of shares	985,988	—
Issued to shareholders in reinvestment of distributions	11,838	—
Cost of shares redeemed	(141,683)	—

Net increase from share transactions	856,143	—

Class M
Proceeds from sale of shares	18,408,577	36,000
Issued to shareholders in reinvestment of distributions	440,650	1,008
Cost of shares redeemed	(398,673)	(8,442)

Net increase from share transactions	18,450,554	28,566

Net increase in net assets	$142,844,948	$3,075,815

NET ASSETS:
Beginning of period	8,896,966	5,821,151

End of period (including accumulated net investment income/(loss) of $(228,303) and $10,644, respectively)	$151,741,914	$8,896,966

See Notes to Financial Statements	143	December 31, 2012

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL DIVIDEND FUND (continued)
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011(b)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,390,850	220,705
Distributions reinvested	107,895	20,964
Redeemed	(541,465)	(270,641)

Net increase/(decrease) in shares outstanding	4,957,280	(28,972)

Institutional Class
Sold	12,470,117	764,317
Distributions reinvested	63,518	10,508
Redeemed	(2,648,432)	(135,052)

Net increase in shares outstanding	9,885,203	639,773

Class C
Sold	111,059	—
Distributions reinvested	1,336	—
Redeemed	(15,889)	—

Net increase in shares outstanding	96,506	—

Class M
Sold	2,492,600	4,386
Distributions reinvested	58,767	144
Redeemed	(53,499)	(1,239)

Net increase in shares outstanding	2,497,868	3,291

(a) The Forward International Dividend Fund began offering Class C shares on July 31, 2012.

(b) The Forward International Dividend Fund began offering Class M shares on May 2, 2011.

December 31, 2012	144	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$2,545,711	$4,350,394
Net realized gain/(loss) on investments	18,153,531	(4,080,001)
Net realized gain/(loss) on swap contracts	495,837	(587,657)
Net realized gain/(loss) on foreign currency transactions	(2,781,348)	16,133,672
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and translation of assets and liabilities in foreign currencies	23,249,632	(112,591,794)

Net increase/(decrease) in net assets resulting from operations	41,663,363	(96,775,386)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(619,515)	(600,026)
Institutional Class	(2,137,095)	(4,540,965)
Class A	—	(9,583)
Class M	(193,388)	(941)

Total distributions	(2,949,998)	(5,151,515)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	26,070,217	35,117,408
Issued to shareholders in reinvestment of distributions	600,631	480,227
Cost of shares redeemed	(48,340,065)	(68,380,290)

Net decrease from share transactions	(21,669,217)	(32,782,655)

Institutional Class
Proceeds from sale of shares	44,138,374	98,573,412
Issued to shareholders in reinvestment of distributions	1,963,729	4,291,354
Cost of shares redeemed	(249,683,236)	(168,020,070)

Net decrease from share transactions	(203,581,133)	(65,155,304)

Class A
Proceeds from sale of shares	121,829	574,142
Issued to shareholders in reinvestment of distributions	—	8,841
Cost of shares redeemed	(1,278,361)	(565,766)

Net increase/(decrease) from share transactions	(1,156,532)	17,217

Class M
Proceeds from sale of shares	11,726,910	88,167
Issued to shareholders in reinvestment of distributions	193,388	645
Cost of shares redeemed	(2,875,330)	(79,064)

Net increase from share transactions	9,044,968	9,748

Net decrease in net assets	$(178,648,549)	$(199,837,895)

NET ASSETS:
Beginning of period	333,767,923	533,605,818

End of period (including accumulated net investment loss of $(1,726,677) and $(1,573,554), respectively)	$155,119,374	$333,767,923

See Notes to Financial Statements	145	December 31, 2012

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND (continued)
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,023,019	2,678,798
Distributions reinvested	43,714	41,978
Redeemed	(3,812,426)	(4,842,552)

Net decrease in shares outstanding	(1,745,693)	(2,121,776)

Institutional Class
Sold	3,421,630	7,299,247
Distributions reinvested	143,025	375,118
Redeemed	(20,077,089)	(13,382,018)

Net decrease in shares outstanding	(16,512,434)	(5,707,653)

Class A
Sold	9,964	40,069
Distributions reinvested	—	771
Redeemed	(96,915)	(42,577)

Net decrease in shares outstanding	(86,951)	(1,737)

Class M
Sold	905,414	5,830
Distributions reinvested	14,085	56
Redeemed	(223,959)	(5,769)

Net increase in shares outstanding	695,540	117

(a) Effective November 30, 2012, Class A shares of the Forward International Small Companies Fund were terminated and converted to Investor Class shares.

December 31, 2012	146	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LARGE CAP DIVIDEND FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$826,536	$534,713
Net realized gain/(loss) on investments	(512,749)	1,290,737
Net realized loss on futures contracts	(30,393)	—
Net change in unrealized appreciation/(depreciation) on investments	1,046,611	(1,298,852)

Net increase in net assets resulting from operations	1,330,005	526,598

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(15,012)	(2,437)
Institutional Class	(366,605)	(213,653)
Class A	(445,151)	(344,910)
From return of capital
Investor Class	(1,090)	—
Institutional Class	(26,608)	—
Class A	(32,309)	—

Total distributions	(886,775)	(561,000)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	3,207,501	59,763
Issued to shareholders in reinvestment of distributions	15,343	1,851
Cost of shares redeemed	(11,671)	—

Net increase from share transactions	3,211,173	61,614

Institutional Class
Proceeds from sale of shares	7,824,585	5,571,305
Issued to shareholders in reinvestment of distributions	158,948	9,797
Cost of shares redeemed	(3,222,439)	(3,551,183)

Net increase from share transactions	4,761,094	2,029,919

Class A
Proceeds from sale of shares	1,072,857	888,946
Issued to shareholders in reinvestment of distributions	51,477	22,305
Cost of shares redeemed	(393,453)	(6,806,417)

Net increase/(decrease) from share transactions	730,881	(5,895,166)

Net increase/(decrease) in net assets	$9,146,378	$(3,838,035)

NET ASSETS:
Beginning of period	14,326,369	18,164,404

End of period (including accumulated net investment income of $0 and $0, respectively)	$23,472,747	$14,326,369

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	296,938	5,853
Distributions reinvested	1,430	178
Redeemed	(1,090)	—

Net increase in shares outstanding	297,278	6,031

See Notes to Financial Statements	147	December 31, 2012

Statement of Changes in Net Assets

	FORWARD LARGE CAP DIVIDEND FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Institutional Class
Sold	727,966	528,286
Distributions reinvested	15,030	953
Redeemed	(302,613)	(335,077)

Net increase in shares outstanding	440,383	194,162

Class A
Sold	98,881	82,991
Distributions reinvested	4,806	2,141
Redeemed	(36,052)	(659,180)

Net increase/(decrease) in shares outstanding	67,635	(574,048)

(a) The Forward Large Cap Dividend Fund began offering Investor Class shares on May 2, 2011.

December 31, 2012	148	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SELECT EM DIVIDEND FUND
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$920,521	$350,838
Net realized loss on investments	(559,663)	(1,243,111)
Net realized gain/(loss) on futures contracts	127,814	(526,065)
Net realized loss on foreign currency transactions	(148,916)	(262,917)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	3,283,823	(992,172)

Net increase/(decrease) in net assets resulting from operations	3,623,579	(2,673,427)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(215,366)	(22,118)
Institutional Class	(630,694)	(282,643)
Class C	(27,151)	(12,674)
Class M	(49,395)	(17,431)
From return of capital
Investor Class	(2,003)	(168)
Institutional Class	(5,865)	(2,147)
Class C	(253)	(96)
Class M	(459)	(132)

Total distributions	(931,186)	(337,409)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	13,292,474	1,255,771
Issued to shareholders in reinvestment of distributions	183,725	6,031
Cost of shares redeemed	(1,636,471)	(36,094)

Net increase from share transactions	11,839,728	1,225,708

Institutional Class
Proceeds from sale of shares	31,009,780	15,080,283
Issued to shareholders in reinvestment of distributions	5,489	106
Cost of shares redeemed	(4,880,884)	(8,324,055)

Net increase from share transactions	26,134,385	6,756,334

Class C
Proceeds from sale of shares	64,140	675,000
Issued to shareholders in reinvestment of distributions	933	—

Net increase from share transactions	65,073	675,000

Class M
Proceeds from sale of shares	494,595	812,020
Issued to shareholders in reinvestment of distributions	16,532	309
Cost of shares redeemed	(65,784)	(52,151)

Net increase from share transactions	445,343	760,178

Net increase in net assets	$41,176,922	$6,406,384

NET ASSETS:
Beginning of period	6,406,384	0

End of period (including accumulated net investment loss of $(22,322) and $(597), respectively)	$47,583,306	$6,406,384

See Notes to Financial Statements	149	December 31, 2012

Statement of Changes in Net Assets

	FORWARD SELECT EM DIVIDEND FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	584,701	54,143
Distributions reinvested	8,099	317
Redeemed	(71,992)	(1,809)

Net increase in shares outstanding	520,808	52,651

Institutional Class
Sold	1,350,764	632,586
Distributions reinvested	241	6
Redeemed	(214,580)	(414,775)

Net increase in shares outstanding	1,136,425	217,817

Class C
Sold	2,880	27,000
Distributions reinvested	42	—

Net increase in shares outstanding	2,922	27,000

Class M
Sold	22,132	33,898
Distributions reinvested	753	16
Redeemed	(2,958)	(2,607)

Net increase in shares outstanding	19,927	31,307

(a) The Forward Select EM Dividend Fund commenced operations on May 2, 2011.

December 31, 2012	150	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SMALL CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment loss	$(84,112)	$(1,022,743)
Net realized gain on investments	2,485,281	87,508,839
Net realized gain/(loss) on futures contracts	575,323	(501,237)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	1,950,027	(90,344,928)

Net increase/(decrease) in net assets resulting from operations	4,926,519	(4,360,069)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,077,843	28,074,473
Cost of shares redeemed	(11,809,613)	(100,642,379)

Net decrease from share transactions	(9,731,770)	(72,567,906)

Institutional Class
Proceeds from sale of shares	248,948	4,788,038
Cost of shares redeemed	(12,399,873)	(220,164,605)

Net decrease from share transactions	(12,150,925)	(215,376,567)

Class A
Proceeds from sale of shares	20,184	164,542
Cost of shares redeemed	(853,154)	(1,387,225)

Net decrease from share transactions	(832,970)	(1,222,683)

Class M
Proceeds from sale of shares	3,658,413	149,017
Cost of shares redeemed	(1,119,996)	(66,774)

Net increase from share transactions	2,538,417	82,243

Net decrease in net assets	$(15,250,729)	$(293,444,982)

NET ASSETS:
Beginning of period	48,707,478	342,152,460

End of period (including accumulated net investment income of $0 and $0, respectively)	$33,456,749	$48,707,478

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	137,950	1,611,061
Redeemed	(757,341)	(6,128,087)

Net decrease in shares outstanding	(619,391)	(4,517,026)

Institutional Class
Sold	15,356	272,728
Redeemed	(756,084)	(12,313,735)

Net decrease in shares outstanding	(740,728)	(12,041,007)

See Notes to Financial Statements	151	December 31, 2012

Statement of Changes in Net Assets

	FORWARD SMALL CAP EQUITY FUND (continued)
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
Class A
Sold	1,302	9,645
Redeemed	(54,359)	(82,801)

Net decrease in shares outstanding	(53,057)	(73,156)

Class M
Sold	219,067	8,384
Redeemed	(68,564)	(4,047)

Net increase in shares outstanding	150,503	4,337

(a) Effective November 30, 2012, Class A shares of the Forward Small Cap Equity Fund were terminated and converted to Investor Class shares.

December 31, 2012	152	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD TACTICAL ENHANCED FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment loss	$(428,504)	$(416,442)
Net realized gain on investments	209,254	0
Net realized gain on option contracts	0	5,098
Net realized gain/(loss) on futures contracts	3,743,496	(1,085,131)
Net change in unrealized appreciation on investments and futures contracts	522,971	101,191

Net increase/(decrease) in net assets resulting from operations	4,047,217	(1,395,284)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(808,065)	(24,358)
Institutional Class	(863,999)	(22,001)
Class A	(168,748)	(4,572)
Class C	(140,921)	(4,117)
Class M	(13,611)	(162)

Total distributions	(1,995,344)	(55,210)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	10,770,966	15,829,736
Issued to shareholders in reinvestment of distributions	805,681	24,330
Cost of shares redeemed	(7,652,328)	(3,032,274)

Net increase from share transactions	3,924,319	12,821,792

Institutional Class
Proceeds from sale of shares	13,748,229	13,312,876
Issued to shareholders in reinvestment of distributions	819,635	12,207
Cost of shares redeemed	(9,371,964)	(1,063,897)

Net increase from share transactions	5,195,900	12,261,186

Class A
Proceeds from sale of shares	1,248,070	2,678,420
Issued to shareholders in reinvestment of distributions	162,900	4,571
Cost of shares redeemed	(577,900)	(21,361)

Net increase from share transactions	833,070	2,661,630

Class C
Proceeds from sale of shares	1,244,612	3,489,716
Issued to shareholders in reinvestment of distributions	133,593	4,066
Cost of shares redeemed	(443,699)	(1,135,993)

Net increase from share transactions	934,506	2,357,789

Class M
Proceeds from sale of shares	246,017	96,778
Issued to shareholders in reinvestment of distributions	12,865	137
Cost of shares redeemed	(244,950)	(10,000)

Net increase from share transactions	13,932	86,915

Net increase in net assets	$12,953,600	$28,738,818

See Notes to Financial Statements	153	December 31, 2012

Statement of Changes in Net Assets

	FORWARD TACTICAL ENHANCED FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
NET ASSETS:
Beginning of period	$28,738,818	$0

End of period (including accumulated net investment income of $0 and $0, respectively)	$41,692,418	$28,738,818

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	419,895	625,573
Distributions reinvested	31,753	1,002
Redeemed	(295,800)	(123,312)

Net increase in shares outstanding	155,848	503,263

Institutional Class
Sold	530,372	532,633
Distributions reinvested	32,096	501
Redeemed	(362,988)	(43,363)

Net increase in shares outstanding	199,480	489,771

Class A
Sold	49,177	108,192
Distributions reinvested	6,442	189
Redeemed	(22,738)	(875)

Net increase in shares outstanding	32,881	107,506

Class C
Sold	48,751	136,619
Distributions reinvested	5,330	169
Redeemed	(17,386)	(46,233)

Net increase in shares outstanding	36,695	90,555

Class M
Sold	9,129	3,832
Distributions reinvested	503	6
Redeemed	(9,581)	(372)

Net increase in shares outstanding	51	3,466

(a) The Forward Tactical Enhanced Fund commenced operations on January 3, 2011. The Forward Tactical Enhanced Fund began offering Class M shares on April 15, 2011.

December 31, 2012	154	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD TACTICAL GROWTH FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment loss	$(13,599,591)	$(12,448,830)
Net realized gain/(loss) on investments	6,269,412	(100,658)
Net realized gain/(loss) on futures contracts	46,605,989	(596,519)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	7,699,081	(36,729,945)

Net increase/(decrease) in net assets resulting from operations	46,974,891	(49,875,952)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(6,983,133)	(1,394,264)
Institutional Class	(1,968,876)	(389,080)
Class A	(3,717,394)	(898,650)
Class C	(4,059,123)	(778,830)
Class M	(15,019,816)	(1,626,530)

Total distributions	(31,748,342)	(5,087,354)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	58,253,980	109,940,935
Issued to shareholders in reinvestment of distributions	6,841,303	1,373,092
Cost of shares redeemed	(134,949,663)	(159,033,989)

Net decrease from share transactions	(69,854,380)	(47,719,962)

Institutional Class
Proceeds from sale of shares	24,736,916	38,650,871
Issued to shareholders in reinvestment of distributions	1,912,486	352,079
Cost of shares redeemed	(36,591,483)	(117,152,488)

Net decrease from share transactions	(9,942,081)	(78,149,538)

Class A
Proceeds from sale of shares	53,281,448	139,053,099
Issued to shareholders in reinvestment of distributions	3,648,679	869,576
Cost of shares redeemed	(109,771,869)	(43,474,434)

Net increase/(decrease) from share transactions	(52,841,742)	96,448,241

Class C
Proceeds from sale of shares	16,059,722	61,876,317
Issued to shareholders in reinvestment of distributions	3,923,750	703,493
Cost of shares redeemed	(45,958,213)	(32,609,270)

Net increase/(decrease) from share transactions	(25,974,741)	29,970,540

Class M
Proceeds from sale of shares	324,368,747	235,202,336
Issued to shareholders in reinvestment of distributions	14,463,588	1,521,728
Cost of shares redeemed	(182,855,054)	(127,713,782)

Net increase from share transactions	155,977,281	109,010,282

Net increase in net assets	$12,590,886	$54,596,257

NET ASSETS:
Beginning of period	912,181,043	857,584,786

End of period (including accumulated net investment income of $0 and $0, respectively)	$924,771,929	$912,181,043

See Notes to Financial Statements	155	December 31, 2012

Statement of Changes in Net Assets

	FORWARD TACTICAL GROWTH FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,251,195	4,229,623
Distributions reinvested	273,981	55,056
Redeemed	(5,236,700)	(6,060,527)

Net decrease in shares outstanding	(2,711,524)	(1,775,848)

Institutional Class
Sold	947,880	1,464,440
Distributions reinvested	75,742	14,010
Redeemed	(1,407,431)	(4,409,426)

Net decrease in shares outstanding	(383,809)	(2,930,976)

Class A
Sold	2,075,160	5,366,308
Distributions reinvested	146,946	35,007
Redeemed	(4,272,339)	(1,686,554)

Net increase/(decrease) in shares outstanding	(2,050,233)	3,714,761

Class C
Sold	629,372	2,377,846
Distributions reinvested	160,284	28,586
Redeemed	(1,812,162)	(1,273,550)

Net increase/(decrease) in shares outstanding	(1,022,506)	1,132,882

Class M
Sold	12,521,483	8,955,197
Distributions reinvested	572,589	60,530
Redeemed	(7,021,251)	(4,915,187)

Net increase in shares outstanding	6,072,821	4,100,540

December 31, 2012	156	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	FORWARD COMMODITY LONG/SHORT STRATEGY FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment loss	$(1,109,259)	$(237,785)
Net realized gain/(loss) on investments	127,074	(288,602)
Net realized gain/(loss) on swap contracts	(39,765,454)	1,903,975
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(3,852,482)	297,841

Net increase/(decrease) in net assets resulting from operations	(44,600,121)	1,675,429

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(606,958)
Institutional Class	—	(874,677)
Class C	—	(56,852)
Class M	—	(14,177)
Class Z	—	(209,547)
From return of capital
Investor Class	—	(5,183)
Institutional Class	—	(7,470)
Class C	—	(485)
Class M	—	(121)
Class Z	—	(1,789)

Total distributions	—	(1,777,259)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	26,945,461	56,629,979
Issued to shareholders in reinvestment of distributions	—	610,704
Cost of shares redeemed	(43,172,951)	(8,470,303)

Net increase/(decrease) from share transactions	(16,227,490)	48,770,380

Institutional Class
Proceeds from sale of shares	68,401,475	69,397,342
Issued to shareholders in reinvestment of distributions	—	499,193
Cost of shares redeemed	(62,916,010)	(2,973,677)

Net increase from share transactions	5,485,465	66,922,858

Class C
Proceeds from sale of shares	6,388,454	5,215,451
Issued to shareholders in reinvestment of distributions	—	54,543
Cost of shares redeemed	(3,785,060)	(35,928)

Net increase from share transactions	2,603,394	5,234,066

Class M
Proceeds from sale of shares	56,520,918	1,729,990
Issued to shareholders in reinvestment of distributions	—	14,298
Cost of shares redeemed	(15,555,257)	—

Net increase from share transactions	40,965,661	1,744,288

See Notes to Financial Statements	157	December 31, 2012

Consolidated Statement of Changes in Net Assets

	FORWARD COMMODITY LONG/SHORT STRATEGY FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Class Z
Proceeds from sale of shares	$2,780,000	$35,825,000
Issued to shareholders in reinvestment of distributions	—	202,063
Cost of shares redeemed	(5,956,511)	(26,494,301)

Net increase/(decrease) from share transactions	(3,176,511)	9,532,762

Net increase/(decrease) in net assets	$(14,949,602)	$132,102,524

NET ASSETS:
Beginning of period	132,102,524	0

End of period (including accumulated net investment income of $0 and $0, respectively)	$117,152,922	$132,102,524

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,083,042	2,073,618
Distributions reinvested	—	22,803
Redeemed	(1,772,027)	(314,524)

Net increase/(decrease) in shares outstanding	(688,985)	1,781,897

Institutional Class
Sold	2,715,414	2,540,959
Distributions reinvested	—	18,605
Redeemed	(2,730,174)	(111,104)

Net increase/(decrease) in shares outstanding	(14,760)	2,448,460

Class C
Sold	255,657	191,555
Distributions reinvested	—	2,042
Redeemed	(171,450)	(1,366)

Net increase in shares outstanding	84,207	192,231

Class M
Sold	2,317,334	63,479
Distributions reinvested	—	533
Redeemed	(689,037)	—

Net increase in shares outstanding	1,628,297	64,012

Class Z
Sold	125,536	1,394,519
Distributions reinvested	—	7,534
Redeemed	(241,582)	(1,002,582)

Net increase/(decrease) in shares outstanding	(116,046)	399,471

(a) The Forward Commodity Long/Short Strategy Fund commenced operations on January 3, 2011. The Forward Commodity Long/Short Strategy Fund began offering Class C shares on May 2, 2011.

December 31, 2012	158	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

FORWARD MANAGED FUTURES STRATEGY FUND
PERIOD ENDED DECEMBER 31, 2012(a)
OPERATIONS:
Net investment loss	$(148,398)
Net realized gain on investments	7,034
Net realized loss on swap contracts	(2,056,919)
Net change in unrealized appreciation on investments and swap contracts	78,159

Net decrease in net assets resulting from operations	(2,120,124)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(123)
Institutional Class	(106)
Class C	(109)
Class Z	(1,233)

Total distributions	(1,571)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,355,660
Issued to shareholders in reinvestment of distributions	24
Cost of shares redeemed	(90,048)

Net increase from share transactions	1,265,636

Institutional Class
Proceeds from sale of shares	1,099,777
Issued to shareholders in reinvestment of distributions	8
Cost of shares redeemed	(19,695)

Net increase from share transactions	1,080,090

Class C
Proceeds from sale of shares	1,138,532
Issued to shareholders in reinvestment of distributions	3

Net increase from share transactions	1,138,535

Class Z
Proceeds from sale of shares	11,840,001
Issued to shareholders in reinvestment of distributions	1,233
Cost of shares redeemed	(450,000)

Net increase from share transactions	11,391,234

Net increase in net assets	$12,753,800

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $5,007)	$12,753,800

See Notes to Financial Statements	159	December 31, 2012

Consolidated Statement of Changes in Net Assets

FORWARD MANAGED FUTURES STRATEGY FUND (continued)
PERIOD ENDED DECEMBER 31, 2012(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	54,004
Distributions reinvested	1
Redeemed	(3,972)

Net increase in shares outstanding	50,033

Institutional Class
Sold	44,115
Distributions reinvested	1
Redeemed	(895)

Net increase in shares outstanding	43,221

Class C
Sold	46,103
Distributions reinvested	1

Net increase in shares outstanding	46,104

Class Z
Sold	505,892
Distributions reinvested	60
Redeemed	(21,964)

Net increase in shares outstanding	483,988

(a) The Forward Managed Futures Strategy Fund commenced operations on January 30, 2012. The Forward Managed Futures Strategy Fund began offering Class Z shares on January 31, 2012.

December 31, 2012	160	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2012

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND	FORWARD SELECT EM DIVIDEND FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$43,933,197	$3,623,579
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investment securities	(650,091,082)	(52,697,674)
Proceeds from sale of investment securities	284,175,505	14,770,892
Proceeds from securities sold short transactions	110,511,107	—
Purchases to cover securities sold short transactions	(89,586,758)	—
Net proceeds from short-term investment securities	9,751,428	312,834
Discount and premiums amortized	(342,660)	16,235
Net realized (gain)/loss on investment securities	(14,994,601)	559,663
Net realized loss on securities sold short	1,104,215	—
Net realized loss on foreign currency	—	148,916
Net change in unrealized appreciation on investments, securities sold short and translation of assets and liabilities in foreign currency	(17,981,839)	(3,283,823)
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	(40,668,274)	—
Increase in deposit with broker for futures contracts	—	(27,814)
Decrease in receivable due from advisor	—	2,503
Increase in interest and dividends receivable	(5,487,655)	(45,850)
Increase in other assets	(3,975)	(8,459)
Decrease in payable due to broker for securities sold short	(18,320,579)	—
Increase in payable for interest on short sales	44,156	—
Increase in payable for interest due on loan	—	322
Increase in payable for advisor	585,014	24,009
Increase in payable for distribution and service fees	93,992	3,685
Decrease in payable to trustees	(1,544)	(164)
Increase in payable for chief compliance officer fee	1,758	125
Increase/(Decrease) in payable for legal and audit fees	8,676	(993)
Increase/(Decrease) in accrued expenses and other liabilities	43,281	(1,095)

Net cash used in operating activities	(387,226,638)	(36,603,109)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan, net	—	2,059,075
Proceeds from sale of shares	625,181,609	44,605,392
Cost of shares redeemed	(180,300,780)	(6,583,030)
Cash distributions paid	(1,996,063)	(724,507)

Net cash provided by financing activities	442,884,766	39,356,930

EFFECT OF EXCHANGE RATES ON CASH & FOREIGN CURRENCY	—	(22,958)
NET CHANGE IN CASH & FOREIGN CURRENCY FOR THE PERIOD	55,658,128	2,730,863

CASH & FOREIGN CURRENCY, BEGINNING OF PERIOD	0	2,004

CASH & FOREIGN CURRENCY, END OF PERIOD	$55,658,128	$2,732,867

Non-cash financing activities not included herein consist of reinvestment of distributions of $14,644,954 and $206,679, respectively.

Cash paid for interest on short sales and interest paid to broker for Forward Credit Analysis Long/Short Fund was $1,950,276 and cash paid for interest on loan for Forward Select EM Dividend Fund was $9,075.

See Notes to Financial Statements	161	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.09	$7.96	$8.08		$5.84		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.24 (c)	0.32 (c)	0.41		0.48		0.47
Net realized and unrealized gain/(loss) on investments	0.88	0.14	(0.07)		2.19		(1.68)

Total from Investment Operations	1.12	0.46	0.34		2.67		(1.21)

LESS DISTRIBUTIONS:
From investment income	(0.22)	(0.31)	(0.39)		(0.43)		(0.58)
From capital gains	(0.06)	(0.02)	(0.07)		—		—

Total Distributions	(0.28)	(0.33)	(0.46)		(0.43)		(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.84	0.13	(0.12)		2.24		(1.79)

NET ASSET VALUE, END OF PERIOD	$8.93	$8.09	$7.96		$8.08		$5.84

TOTAL RETURN	13.96%	5.83%	4.17%		46.56%		(16.59	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$338,662	$156,238	$136,654		$61,043		$12,867
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	3.24%	6.13%	6.39%		8.48%		13.10	%(e)
Operating expenses including reimbursement/waiver	1.99%	1.99%	1.98	%(f)	1.93	%(g)	1.84	%(e)
Operating expenses excluding reimbursement/waiver	2.08%	2.14%	2.14%		2.22%		2.52	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	2.78%	3.95%	5.15%		6.61%		8.79	%(e)
Operating expenses including reimbursement/waiver	2.46%	4.17%	3.22	%(f)	3.80	%(g)	6.14	%(e)
Operating expenses excluding reimbursement/waiver	2.55%	4.32%	3.39%		4.09%		6.82	%(e)
PORTFOLIO TURNOVER RATE	63%	133%	89%		221%		311	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Investor Class shares on May 1, 2008

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.95% to 1.99%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.84% to 1.95%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2012	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.04	$7.91	$8.03		$5.81		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.27 (c)	0.34 (c)	0.48		0.54		0.39
Net realized and unrealized gain/(loss) on investments	0.88	0.15	(0.11)		2.14		(1.59)

Total from Investment Operations	1.15	0.49	0.37		2.68		(1.20)

LESS DISTRIBUTIONS:
From investment income	(0.25)	(0.34)	(0.42)		(0.46)		(0.62)
From capital gains	(0.06)	(0.02)	(0.07)		—		—

Total Distributions	(0.31)	(0.36)	(0.49)		(0.46)		(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.84	0.13	(0.12)		2.22		(1.82)

NET ASSET VALUE, END OF PERIOD	$8.88	$8.04	$7.91		$8.03		$5.81

TOTAL RETURN	14.43%	6.23%	4.54%		47.08%		(16.35	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$214,229	$38,790	$16,994		$4,787		$793
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	3.51%	6.39%	6.82%		8.89%		12.49	%(e)
Operating expenses including reimbursement/waiver	1.64%	1.64%	1.63	%(f)	1.57	%(g)	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.74%	1.79%	1.80%		1.86%		2.53	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	3.05%	4.21%	5.57%		7.01%		8.58	%(e)
Operating expenses including reimbursement/waiver	2.11%	3.82%	2.88	%(f)	3.45	%(g)	5.40	%(e)
Operating expenses excluding reimbursement/waiver	2.21%	3.97%	3.06%		3.74%		6.44	%(e)
PORTFOLIO TURNOVER RATE	63%	133%	89%		221%		311	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.49% to 1.60%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	163	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	PERIOD ENDED DECEMBER 31, 2010(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.08	$7.95	$8.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.22 (c)	0.31 (c)	0.14
Net realized and unrealized gain/(loss) on investments	0.88	0.14	(0.63)

Total from Investment Operations	1.10	0.45	(0.49)

LESS DISTRIBUTIONS:
From investment income	(0.22)	(0.30)	(0.19)
From capital gains	(0.06)	(0.02)	(0.07)

Total Distributions	(0.28)	(0.32)	(0.26)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.82	0.13	(0.75)

NET ASSET VALUE, END OF PERIOD	$8.90	$8.08	$7.95

TOTAL RETURN(d)	13.69%	5.68%	(5.69	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$18,480	$1,621	$2,360
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	2.96%	6.06%	5.63	%(f)
Operating expenses including reimbursement/waiver	2.14%	2.14%	2.14	%(f)
Operating expenses excluding reimbursement/waiver	2.24%	2.29%	2.36	%(f)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	2.49%	3.88%	4.46	%(f)
Operating expenses including reimbursement/waiver	2.61%	4.32%	3.31	%(f)
Operating expenses excluding reimbursement/waiver	2.71%	4.47%	3.53	%(f)
PORTFOLIO TURNOVER RATE	63%	133%	89	%(g)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class A shares on September 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2012	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010		PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.09	$7.97	$8.10		$7.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.19 (c)	0.27 (c)	0.39		0.29
Net realized and unrealized gain/(loss) on investments	0.88	0.13	(0.10)		0.88

Total from Investment Operations	1.07	0.40	0.29		1.17

LESS DISTRIBUTIONS:
From investment income	(0.17)	(0.26)	(0.35)		(0.33)
From capital gains	(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.23)	(0.28)	(0.42)		(0.33)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.84	0.12	(0.13)		0.84

NET ASSET VALUE, END OF PERIOD	$8.93	$8.09	$7.97		$8.10

TOTAL RETURN(d)	13.33%	5.07%	3.50%		16.37	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$29,013	$15,550	$15,357		$4,377
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	2.67%	5.51%	5.75%		9.32	%(f)
Operating expenses including reimbursement/waiver	2.59%	2.59%	2.58	%(g)	2.24	%(f)
Operating expenses excluding reimbursement/waiver	2.68%	2.74%	2.76%		2.41	%(f)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	2.21%	3.33%	4.51%		6.55	%(f)
Operating expenses including reimbursement/waiver	3.06%	4.77%	3.82	%(g)	5.01	%(f)
Operating expenses excluding reimbursement/waiver	3.15%	4.92%	4.00%		5.18	%(f)
PORTFOLIO TURNOVER RATE	63%	133%	89%		221	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class C shares on June 3, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2010, the net expense limitation changed from 2.55% to 2.59%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	165	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	PERIOD ENDED DECEMBER 31, 2010(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.04	$7.91	$8.17
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.26 (c)	0.35 (c)	0.40
Net realized and unrealized gain/(loss) on investments	0.89	0.14	(0.17)

Total from Investment Operations	1.15	0.49	0.23

LESS DISTRIBUTIONS:
From investment income	(0.25)	(0.34)	(0.42)
From capital gains	(0.06)	(0.02)	(0.07)

Total Distributions	(0.31)	(0.36)	(0.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.84	0.13	(0.26)

NET ASSET VALUE, END OF PERIOD	$8.88	$8.04	$7.91

TOTAL RETURN	14.43%	6.24%	2.73	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$101,263	$4,120	$4,930
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	3.44%	6.54%	6.85	%(e)
Operating expenses including reimbursement/waiver	1.64%	1.64%	1.63	%(e)(f)
Operating expenses excluding reimbursement/waiver	1.74%	1.79%	1.85	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	2.97%	4.36%	5.50	%(e)
Operating expenses including reimbursement/waiver	2.11%	3.82%	2.98	%(e)(f)
Operating expenses excluding reimbursement/waiver	2.20%	3.97%	3.20	%(e)
PORTFOLIO TURNOVER RATE	63%	133%	89	%(g)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class M shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2012	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$9.10	$11.05	$10.60	$9.30		$10.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.62 (b)	0.61 (b)	0.42	0.47		0.40
Net realized and unrealized gain/(loss) on investments	0.70	(0.89)	0.25	1.21		(0.87)

Total from Investment Operations	1.32	(0.28)	0.67	1.68		(0.47)

LESS DISTRIBUTIONS:
From investment income	(0.44)	(1.67)	(0.22)	(0.38)		(0.42)

Total Distributions	(0.44)	(1.67)	(0.22)	(0.38)		(0.42)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.88	(1.95)	0.45	1.30		(0.89)

NET ASSET VALUE, END OF PERIOD	$9.98	$9.10	$11.05	$10.60		$9.30

TOTAL RETURN	14.63%	(2.73)%	6.47%	18.43%		(4.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$168,003	$4,702	$5,924	$5,766		$5,073
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	6.37%	5.35%	3.80%	4.61%		4.10%
Operating expenses including reimbursement/waiver	1.35%	1.39%	1.39%	1.26	%(c)	1.16%
Operating expenses excluding reimbursement/waiver	1.36%	1.89%	1.90%	1.41%		1.36%
PORTFOLIO TURNOVER RATE	91%	357%	74%	59%		56%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2009, the net expense limitation changed from 1.24% to 1.39%.

See Notes to Financial Statements	167	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$9.04	$11.02	$10.55	$9.27	$10.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.65 (b)	0.68 (b)	0.48	0.48	0.44
Net realized and unrealized gain/(loss) on investments	0.70	(0.92)	0.23	1.21	(0.88)

Total from Investment Operations	1.35	(0.24)	0.71	1.69	(0.44)

LESS DISTRIBUTIONS:
From investment income	(0.48)	(1.74)	(0.24)	(0.41)	(0.48)

Total Distributions	(0.48)	(1.74)	(0.24)	(0.41)	(0.48)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.87	(1.98)	0.47	1.28	(0.92)

NET ASSET VALUE, END OF PERIOD	$9.91	$9.04	$11.02	$10.55	$9.27

TOTAL RETURN	15.06%	(2.40)%	6.91%	18.70%	(4.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$33,773	$7,613	$17,469	$16,257	$12,088
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	6.67%	6.10%	4.22%	4.89%	4.27%
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99%	0.97%	0.97%
Operating expenses excluding reimbursement/waiver	1.01%	1.49%	1.45%	1.13%	1.35%
PORTFOLIO TURNOVER RATE	91%	357%	74%	59%	56%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

December 31, 2012	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$9.13	$11.08	$10.66	$9.35		$10.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.54 (b)	0.52 (b)	0.44	0.42		0.39
Net realized and unrealized gain/(loss) on investments	0.73	(0.87)	0.17	1.23		(0.88)

Total from Investment Operations	1.27	(0.35)	0.61	1.65		(0.49)

LESS DISTRIBUTIONS:
From investment income	(0.39)	(1.60)	(0.19)	(0.34)		(0.35)

Total Distributions	(0.39)	(1.60)	(0.19)	(0.34)		(0.35)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.88	(1.95)	0.42	1.31		(0.84)

NET ASSET VALUE, END OF PERIOD	$10.01	$9.13	$11.08	$10.66		$9.35

TOTAL RETURN	13.99%	(3.31)%	5.87%	18.00%		(5.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,695	$1,142	$2,345	$4,445		$3,879
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.56%	4.54%	3.24%	4.24%		3.90%
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.94%	1.63	%(c)	1.35%
Operating expenses excluding reimbursement/waiver	2.03%	2.48%	2.38%	1.77%		1.36%
PORTFOLIO TURNOVER RATE	91%	357%	74%	59%		56%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2009, the net expense limitation changed from 1.89% to 1.94%.

See Notes to Financial Statements	169	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.55		$20.97	$21.47	$12.28		$28.51
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.07	(b)	0.11 (b)	0.00 (c)	0.01	(b)	0.38
Net realized and unrealized gain/(loss) on investments	1.64		(4.61)	3.43	9.33		(16.20)

Total from Investment Operations	1.71		(4.50)	3.43	9.34		(15.82)

LESS DISTRIBUTIONS:
From investment income	(0.01)		(0.57)	(0.25)	(0.15)		—
From capital gains	(0.67)		(6.35)	(3.68)	—		(0.41)

Total Distributions	(0.68)		(6.92)	(3.93)	(0.15)		(0.41)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.03		(11.42)	(0.50)	9.19		(16.23)

NET ASSET VALUE, END OF PERIOD	$10.58		$9.55	$20.97	$21.47		$12.28

TOTAL RETURN	18.14%		(22.33)%	16.56%	76.16%		(55.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,934		$23,498	$49,997	$39,864		$14,576
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.65%		0.55%	0.01%	0.04%		1.67%
Operating expenses including reimbursement/waiver	1.80	%(d)	1.79%	1.79%	1.77	%(e)	1.72	%(f)
Operating expenses excluding reimbursement/waiver	2.78%		2.15%	2.02%	2.00%		2.10%
PORTFOLIO TURNOVER RATE	150%		102%	129%	120%		214%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Effective May 1, 2012, the net expense limitation changed from 1.79% to 1.89%. Effective September 1, 2012, the net expense limitation changed from 1.89% to 1.79%.

(e) Effective May 1, 2009, the net expense limitation changed from 1.74% to 1.79%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.74%.

December 31, 2012	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.76		$21.31	$21.76	$12.40	$28.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13	(b)	0.15 (b)	0.12 (b)	0.07 (b)	0.34
Net realized and unrealized gain/(loss) on investments	1.67		(4.70)	3.45	9.48	(16.19)

Total from Investment Operations	1.80		(4.55)	3.57	9.55	(15.85)

LESS DISTRIBUTIONS:
From investment income	(0.22)		(0.65)	(0.34)	(0.19)	—
From capital gains	(0.67)		(6.35)	(3.68)	—	(0.41)

Total Distributions	(0.89)		(7.00)	(4.02)	(0.19)	(0.41)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.91		(11.55)	(0.45)	9.36	(16.26)

NET ASSET VALUE, END OF PERIOD	$10.67		$9.76	$21.31	$21.76	$12.40

TOTAL RETURN	18.65%		(22.21)%	17.12%	76.94%	(55.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,517		$31,484	$157,970	$291,105	$49,529
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.25%		0.76%	0.62%	0.36%	1.76%
Operating expenses including reimbursement/waiver	1.41	%(c)(d)	1.39%	1.39%	1.38%	1.39%
Operating expenses excluding reimbursement/waiver	2.22%		1.76%	1.59%	1.53%	1.77%
PORTFOLIO TURNOVER RATE	150%		102%	129%	120%	214%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the net expense limitation changed from 1.39% to 1.49%.

(d) Effective September 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

See Notes to Financial Statements	171	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.86		$21.34	$20.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.15	(b)	0.17 (b)	0.06
Net realized and unrealized gain/(loss) on investments	1.67		(4.67)	4.78

Total from Investment Operations	1.82		(4.50)	4.84

LESS DISTRIBUTIONS:
From investment income	(0.03)		(0.63)	(0.31)
From capital gains	(0.67)		(6.35)	(3.68)

Total Distributions	(0.70)		(6.98)	(3.99)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.12		(11.48)	0.85

NET ASSET VALUE, END OF PERIOD	$10.98		$9.86	$21.34

TOTAL RETURN	18.71%		(21.96)%	24.30	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$697		$180	$340
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.42%		0.86%	0.35	%(d)
Operating expenses including reimbursement/waiver	1.39	%(e)(f)	1.39%	1.39	%(d)
Operating expenses excluding reimbursement/waiver	2.72%		1.74%	1.64	%(d)
PORTFOLIO TURNOVER RATE	150%		102%	129	%(g)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2012, the net expense limitation changed from 1.39% to 1.49%.

(f) Effective September 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2012	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Endurance Long/Short Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.50)
Net realized and unrealized gain on investments	1.32

Total from Investment Operations	0.82

NET INCREASE IN NET ASSET VALUE	0.82

NET ASSET VALUE, END OF PERIOD	$25.82

TOTAL RETURN	3.28	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$206
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment loss including reimbursement/waiver	(1.44	)%(d)
Operating expenses including reimbursement/waiver	2.34	%(d)
Operating expenses excluding reimbursement/waiver	3.98	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment loss including reimbursement/waiver	(1.96	)%(d)
Operating expenses including reimbursement/waiver	2.85	%(d)
Operating expenses excluding reimbursement/waiver	4.49	%(d)
PORTFOLIO TURNOVER RATE	283	%(c)

(a) The Fund began offering Investor Class shares on January 3, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	173	December 31, 2012

Financial Highlights

For a share outstanding throughout the period presented.

Forward Endurance Long/Short Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.43)
Net realized and unrealized gain on investments	1.34

Total from Investment Operations	0.91

NET INCREASE IN NET ASSET VALUE	0.91

NET ASSET VALUE, END OF PERIOD	$25.91

TOTAL RETURN	3.64	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,652
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment loss including reimbursement/waiver	(1.16	)%(d)
Operating expenses including reimbursement/waiver	1.98	%(d)
Operating expenses excluding reimbursement/waiver	3.02	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment loss including reimbursement/waiver	(1.68	)%(d)
Operating expenses including reimbursement/waiver	2.50	%(d)
Operating expenses excluding reimbursement/waiver	3.53	%(d)
PORTFOLIO TURNOVER RATE	283	%(c)

(a) The Fund began offering Institutional Class shares on January 3, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

December 31, 2012	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.10		$10.24	$10.10		$8.00	$8.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.04	(c)	0.01 (c)	(0.09)		(0.10)	(0.00	)(d)
Net realized and unrealized gain/(loss) on investments	0.89		(0.10)	2.22		2.21	(0.67)

Total from Investment Operations	0.93		(0.09)	2.13		2.11	(0.67)

LESS DISTRIBUTIONS:
From investment income	(0.04)		—	—		—	—
From capital gains	(0.05)		(1.05)	(1.99)		(0.01)	(0.25)

Total Distributions	(0.09)		(1.05)	(1.99)		(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.84		(1.14)	0.14		2.10	(0.92)

NET ASSET VALUE, END OF PERIOD	$9.94		$9.10	$10.24		$10.10	$8.00

TOTAL RETURN	10.24%		(0.95)%	21.80%		26.44%	(7.38	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,610		$1,108	$1,174		$1,145	$906
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.44%		0.05%	(0.80)%		(0.79)%	(0.30	)%(f)
Operating expenses including reimbursement/waiver	1.38	%(g)	1.34%	1.64	%(h)	1.68%	1.69	%(f)
Operating expenses excluding reimbursement/waiver	1.88%		1.71%	2.45%		2.09%	2.56	%(f)
PORTFOLIO TURNOVER RATE	15%		32%	106%		22%	35	%(i)

(a) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(b) The Fund began offering Investor Class shares on October 21, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2012, the net expense limitation changed from 1.34% to 1.39%.

(h) Effective May 1, 2010, the net expense limitation changed from 1.69% to 1.71%. Effective November 1, 2010, the net expense limitation changed from 1.71% to 1.34%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	175	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.26		$10.36	$10.17		$8.02	$11.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.08	(c)	0.04 (c)	(0.06)		(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	0.90		(0.09)	2.24		2.19	(3.01)

Total from Investment Operations	0.98		(0.05)	2.18		2.16	(3.00)

LESS DISTRIBUTIONS:
From investment income	(0.07)		—	—		—	—
From capital gains	(0.05)		(1.05)	(1.99)		(0.01)	(0.25)

Total Distributions	(0.12)		(1.05)	(1.99)		(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.86		(1.10)	0.19		2.15	(3.25)

NET ASSET VALUE, END OF PERIOD	$10.12		$9.26	$10.36		$10.17	$8.02

TOTAL RETURN	10.63%		(0.54)%	22.15%		27.00%	(26.52	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,630		$4,869	$4,869		$3,686	$2,142
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.79%		0.40%	(0.42)%		(0.27)%	0.19	%(e)
Operating expenses including reimbursement/waiver	1.02	%(f)	0.99%	1.27	%(g)	1.29%	1.29	%(e)
Operating expenses excluding reimbursement/waiver	1.50%		1.36%	2.15%		1.72%	1.81	%(e)
PORTFOLIO TURNOVER RATE	15%		32%	106%		22%	35	%(h)

(a) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.04%.

(g) Effective May 1, 2010, the net expense limitation changed from 1.29% to 1.36%. Effective November 1, 2010, the net expense limitation changed from 1.36% to 0.99%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2012	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Credit Long/Short Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.16	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	2.32	0.89
Net realized and unrealized loss on investments	(1.18)	(0.92)

Total from Investment Operations	1.14	(0.03)

LESS DISTRIBUTIONS:
From investment income	(0.78)	(0.75)
From capital gains	(0.43)	(0.06)

Total Distributions	(1.21)	(0.81)

NET DECREASE IN NET ASSET VALUE	(0.07)	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.09	$24.16

TOTAL RETURN	4.47%	(0.12	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,916	$1,232
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	9.47%	14.43	%(d)
Operating expenses including reimbursement/waiver	2.39%	2.39	%(d)
Operating expenses excluding reimbursement/waiver	4.11%	4.85	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	9.24%	14.43	%(d)
Operating expenses including reimbursement/waiver	2.63%	2.39	%(d)
Operating expenses excluding reimbursement/waiver	4.34%	4.85	%(d)
PORTFOLIO TURNOVER RATE	270%	80	%(c)

(a) The Fund began offering Investor Class shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	177	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Credit Long/Short Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.16	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	2.44	0.91
Net realized and unrealized loss on investments	(1.20)	(0.92)

Total from Investment Operations	1.24	(0.01)

LESS DISTRIBUTIONS:
From investment income	(0.74)	(0.77)
From capital gains	(0.43)	(0.06)

Total Distributions	(1.17)	(0.83)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.07	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.23	$24.16

TOTAL RETURN	4.87%	(0.02	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,246	$1,242
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	10.00%	14.83	%(d)
Operating expenses including reimbursement/waiver	1.99%	1.99	%(d)
Operating expenses excluding reimbursement/waiver	3.63%	4.45	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	9.76%	14.83	%(d)
Operating expenses including reimbursement/waiver	2.23%	1.99	%(d)
Operating expenses excluding reimbursement/waiver	3.86%	4.45	%(d)
PORTFOLIO TURNOVER RATE	270%	80	%(c)

(a) The Fund began offering Institutional Class shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

December 31, 2012	178	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Credit Long/Short Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.16	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	2.10	0.85
Net realized and unrealized loss on investments	(1.11)	(0.92)

Total from Investment Operations	0.99	(0.07)

LESS DISTRIBUTIONS:
From investment income	(0.72)	(0.71)
From capital gains	(0.43)	(0.06)

Total Distributions	(1.15)	(0.77)

NET DECREASE IN NET ASSET VALUE	(0.16)	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.00	$24.16

TOTAL RETURN(c)	3.80%	(0.27	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,225	$1,208
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	8.62%	13.78	%(e)
Operating expenses including reimbursement/waiver	2.99%	2.99	%(e)
Operating expenses excluding reimbursement/waiver	4.69%	5.45	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	8.39%	13.78	%(e)
Operating expenses including reimbursement/waiver	3.23%	2.99	%(e)
Operating expenses excluding reimbursement/waiver	4.93%	5.45	%(e)
PORTFOLIO TURNOVER RATE	270%	80	%(d)

(a) The Fund began offering Class C shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	179	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Credit Long/Short Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.16	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	2.36	0.91
Net realized and unrealized loss on investments	(1.12)	(0.92)

Total from Investment Operations	1.24	(0.01)

LESS DISTRIBUTIONS:
From investment income	(0.98)	(0.77)
From capital gains	(0.43)	(0.06)

Total Distributions	(1.41)	(0.83)

NET DECREASE IN NET ASSET VALUE	(0.17)	(0.84)

NET ASSET VALUE, END OF PERIOD	$23.99	$24.16

TOTAL RETURN	4.87%	(0.02	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,200	$1,208
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	9.61%	14.78	%(d)
Operating expenses including reimbursement/waiver	1.99%	1.99	%(d)
Operating expenses excluding reimbursement/waiver	3.69%	4.45	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	9.38%	14.78	%(d)
Operating expenses including reimbursement/waiver	2.23%	1.99	%(d)
Operating expenses excluding reimbursement/waiver	3.93%	4.45	%(d)
PORTFOLIO TURNOVER RATE	270%	80	%(c)

(a) The Fund began offering Class M shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

December 31, 2012	180	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$7.86		$9.49	$8.48		$8.63		$19.40
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.60	(b)	0.47 (b)	0.20	(b)	0.27	(b)(c)	0.66
Net realized and unrealized gain/(loss) on investments	1.07		(1.61)	1.32		2.82		(11.00)

Total from Investment Operations	1.67		(1.14)	1.52		3.09		(10.34)

LESS DISTRIBUTIONS:
From investment income	(0.41)		(0.49)	(0.51)		(3.24)		(0.12)
From capital gains	—		—	—		—		(0.31)

Total Distributions	(0.41)		(0.49)	(0.51)		(3.24)		(0.43)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.26		(1.63)	1.01		(0.15)		(10.77)

NET ASSET VALUE, END OF PERIOD	$9.12		$7.86	$9.49		$8.48		$8.63

TOTAL RETURN	21.54%		(12.45)%	17.97%		35.88%		(53.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$48,875		$3,170	$4,100		$4,954		$12,494
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	7.01%		5.26%	2.31%		2.97%		2.32%
Operating expenses including reimbursement/waiver	1.36	%(d)	1.49%	1.51	%(e)	1.34%		1.30	%(f)
Operating expenses excluding reimbursement/waiver	1.69%		2.81%	3.92%		1.81%		1.70%
PORTFOLIO TURNOVER RATE	92%		93%	113%		73%		94%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Effective May 1, 2012, the net expense limitation changed from 1.49% to 1.34%.

(e) Effective May 1, 2010, the net expense limitation changed from 1.34% to 1.60%. Effective December 1, 2010, the net expense limitation changed from 1.60% to 1.49%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.24% to 1.34%.

See Notes to Financial Statements	181	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$6.70		$8.12	$7.23		$8.62		$19.41
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.57	(b)	0.44 (b)	0.21	(b)	0.29	(b)(c)	0.43
Net realized and unrealized gain/(loss) on investments	0.86		(1.37)	1.11		2.79		(10.76)

Total from Investment Operations	1.43		(0.93)	1.32		3.08		(10.33)

LESS DISTRIBUTIONS:
From investment income	(0.43)		(0.49)	(0.43)		(4.47)		(0.15)
From capital gains	—		—	—		—		(0.31)

Total Distributions	(0.43)		(0.49)	(0.43)		(4.47)		(0.46)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.00		(1.42)	0.89		(1.39)		(10.79)

NET ASSET VALUE, END OF PERIOD	$7.70		$6.70	$8.12		$7.23		$8.62

TOTAL RETURN	21.90%		(12.01)%	18.30%		35.84%		(53.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$82,719		$5,705	$1,721		$283		$13,036
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	7.78%		5.88%	2.86%		3.12%		2.82%
Operating expenses including reimbursement/waiver	1.01	%(d)	1.14%	1.16	%(e)	0.99%		0.99%
Operating expenses excluding reimbursement/waiver	1.33%		2.45%	3.54%		1.39%		1.42%
PORTFOLIO TURNOVER RATE	92%		93%	113%		73%		94%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Effective May 1, 2012, the net expense limitation changed from 1.14% to 0.99%.

(e) Effective May 1, 2010, the net expense limitation changed from 0.99% to 1.25%. Effective December 1, 2010, the net expense limitation changed from 1.25% to 1.14%.

December 31, 2012	182	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward International Dividend Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2012(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.21
Net realized and unrealized gain on investments	0.83

Total from Investment Operations	1.04

LESS DISTRIBUTIONS:
From investment income	(0.24)

Total Distributions	(0.24)

NET INCREASE IN NET ASSET VALUE	0.80

NET ASSET VALUE, END OF PERIOD	$9.11

TOTAL RETURN(c)	12.56	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$879
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.90	%(e)
Operating expenses including reimbursement/waiver	1.94	%(e)
Operating expenses excluding reimbursement/waiver	2.30	%(e)
PORTFOLIO TURNOVER RATE	92	%(f)

(a) The Fund began offering Class C shares on July 31, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2012.

See Notes to Financial Statements	183	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$6.70		$8.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.61		0.25
Net realized and unrealized gain/(loss) on investments	0.82		(1.64)

Total from Investment Operations	1.43		(1.39)

LESS DISTRIBUTIONS:
From investment income	(0.43)		(0.47)

Total Distributions	(0.43)		(0.47)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.00		(1.86)

NET ASSET VALUE, END OF PERIOD	$7.70		$6.70

TOTAL RETURN	21.90%		(16.68	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$19,269		$22
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	8.25%		5.48	%(d)
Operating expenses including reimbursement/waiver	0.99	%(e)	1.14	%(d)
Operating expenses excluding reimbursement/waiver	1.32%		2.50	%(d)
PORTFOLIO TURNOVER RATE	92%		93	%(f)

(a) The Fund began offering Class M Shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2012, the net expense limitation changed from 1.14% to 0.99%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	184	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$11.57		$14.54	$12.15	$9.51	$18.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.08	(a)	0.09 (a)	0.10	0.12	0.15
Net realized and unrealized gain/(loss) on investments	2.43		(2.93)	2.41	2.63	(8.56)

Total from Investment Operations	2.51		(2.84)	2.51	2.75	(8.41)

LESS DISTRIBUTIONS:
From investment income	(0.23)		(0.13)	(0.12)	(0.11)	(0.12)

Total Distributions	(0.23)		(0.13)	(0.12)	(0.11)	(0.12)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.28		(2.97)	2.39	2.64	(8.53)

NET ASSET VALUE, END OF PERIOD	$13.85		$11.57	$14.54	$12.15	$9.51

TOTAL RETURN	21.70%		(19.49)%	20.69%	28.89%	(46.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$37,843		$51,814	$95,936	$101,110	$108,661
RATIOS TO AVERAGE NET ASSETS:
Net Investment income including reimbursement/waiver/repayment of previously waived fees	0.66%		0.65%	0.60%	0.72%	0.91%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.70	%(b)	1.62%	1.64%	1.62%	1.58	%(c)
Operating expenses excluding reimbursement/waiver	n/a		n/a	n/a	n/a	1.61%
PORTFOLIO TURNOVER RATE	109%		79%	82%	114%	95%

(a) Per share amounts are based upon average shares outstanding.

(b) Affiliated management fee waiver represents less than 0.005%.

(c) Effective February 1, 2008, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	185	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$11.57		$14.55	$12.16	$9.52	$18.10
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.15	(a)	0.13 (a)	0.12	0.12	0.18
Net realized and unrealized gain/(loss) on investments	2.40		(2.92)	2.44	2.68	(8.58)

Total from Investment Operations	2.55		(2.79)	2.56	2.80	(8.40)

LESS DISTRIBUTIONS:
From investment income	(0.28)		(0.19)	(0.17)	(0.16)	(0.18)

Total Distributions	(0.28)		(0.19)	(0.17)	(0.16)	(0.18)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.27		(2.98)	2.39	2.64	(8.58)

NET ASSET VALUE, END OF PERIOD	$13.84		$11.57	$14.55	$12.16	$9.52

TOTAL RETURN	22.03%		(19.18)%	21.10%	29.37%	(46.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$107,578		$280,888	$436,307	$431,875	$329,966
RATIOS TO AVERAGE NET ASSETS:
Net Investment income including reimbursement/waiver/repayment of previously waived fees	1.14%		0.94%	0.94%	1.10%	1.26%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.34	%(b)	1.27%	1.27%	1.25%	1.23	%(c)
Operating expenses excluding reimbursement/waiver	n/a		n/a	n/a	n/a	1.26%
PORTFOLIO TURNOVER RATE	109%		79%	82%	114%	95%

(a) Per share amounts are based upon average shares outstanding.

(b) Affiliated management fee waiver represents less than 0.005%.

(c) Effective February 1, 2008, the Advisor agreed not to limit expenses.

December 31, 2012	186	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.57		$14.55	$12.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.17	(b)	0.15 (b)	0.13
Net realized and unrealized gain/(loss) on investments	2.38		(2.94)	2.55

Total from Investment Operations	2.55		(2.79)	2.68

LESS DISTRIBUTIONS:
From investment income	(0.28)		(0.19)	(0.17)

Total Distributions	(0.28)		(0.19)	(0.17)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.27		(2.98)	2.51

NET ASSET VALUE, END OF PERIOD	$13.84		$11.57	$14.55

TOTAL RETURN	22.08%		(19.18)%	22.30	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,698		$59	$72
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.32%		1.09%	1.19	%(d)
Operating expenses	1.37	%(e)	1.27%	1.29	%(d)
PORTFOLIO TURNOVER RATE	109%		79%	82	%(f)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	187	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Dividend Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.37		$11.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.43		0.19
Net realized and unrealized gain/(loss) on investments	0.49		(0.75)

Total from Investment Operations	0.92		(0.56)

LESS DISTRIBUTIONS:
From investment income	(0.48)		(0.42)
Tax return of capital	(0.04)		—

Total Distributions	(0.52)		(0.42)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40		(0.98)

NET ASSET VALUE, END OF PERIOD	$10.77		$10.37

TOTAL RETURN	9.02%		(4.98	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,266		$63
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.67%		2.67	%(d)
Operating expenses including reimbursement/waiver	1.26	%(e)	1.34	%(d)
Operating expenses excluding reimbursement/waiver	1.96%		1.95	%(d)
PORTFOLIO TURNOVER RATE	53%		101	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011. Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2012, the net expense limitation changed from 1.34% to 1.24%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	188	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Dividend Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$10.24		$10.21	$9.04	$7.44	$11.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.60	(b)	0.35 (b)	0.11 (b)	0.30	0.08
Net realized and unrealized gain/(loss) on investments	0.34		0.13	1.15	1.51	(4.22)

Total from Investment Operations	0.94		0.48	1.26	1.81	(4.14)

LESS DISTRIBUTIONS:
From investment income	(0.52)		(0.45)	(0.09)	(0.21)	(0.08)
Tax return of capital	(0.04)		—	—	—	—

Total Distributions	(0.56)		(0.45)	(0.09)	(0.21)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.38		0.03	1.17	1.60	(4.22)

NET ASSET VALUE, END OF PERIOD	$10.62		$10.24	$10.21	$9.04	$7.44

TOTAL RETURN	9.35%		4.64%	13.98%	24.34%	(35.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,756		$4,895	$2,898	$990	$5,016
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.65%		3.33%	1.22%	1.14%	0.91%
Operating expenses including reimbursement/waiver	0.91	%(c)	0.99%	0.99%	0.99%	0.99%
Operating expenses excluding reimbursement/waiver	1.44%		1.40%	1.35%	1.67%	1.29%
PORTFOLIO TURNOVER RATE	53%		101%	73%	182%	89%

(a) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the net expense limitation changed from 0.99% to 0.89%.

See Notes to Financial Statements	189	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Dividend Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$10.38		$10.34	$9.17	$7.45	$11.65
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.51	(b)	0.30 (b)	0.07	0.04	0.04
Net realized and unrealized gain/(loss) on investments	0.39		0.12	1.16	1.73	(4.20)

Total from Investment Operations	0.90		0.42	1.23	1.77	(4.16)

LESS DISTRIBUTIONS:
From investment income	(0.48)		(0.38)	(0.06)	(0.05)	(0.04)
Tax return of capital	(0.03)		—	—	—	—

Total Distributions	(0.51)		(0.38)	(0.06)	(0.05)	(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.39		0.04	1.17	1.72	(4.20)

NET ASSET VALUE, END OF PERIOD	$10.77		$10.38	$10.34	$9.17	$7.45

TOTAL RETURN(c)	8.78%		4.09%	13.45%	23.78%	(35.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$10,451		$9,369	$15,266	$13,761	$8,102
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.71%		2.83%	0.75%	0.64%	0.44%
Operating expenses including reimbursement/waiver	1.42	%(d)	1.49%	1.49%	1.49%	1.44	%(e)
Operating expenses excluding reimbursement/waiver	1.93%		1.87%	1.85%	2.01%	1.73%
PORTFOLIO TURNOVER RATE	53%		101%	73%	182%	89%

(a) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.34% to 1.49%.

December 31, 2012	190	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.50	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	1.23	0.58
Net realized and unrealized gain/(loss) on investments	4.07	(5.52)

Total from Investment Operations	5.30	(4.94)

LESS DISTRIBUTIONS:
From investment income	(1.09)	(0.56)
Tax return of capital	(0.01)	(0.00	)(c)

Total Distributions	(1.10)	(0.56)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.20	(5.50)

NET ASSET VALUE, END OF PERIOD	$23.70	$19.50

TOTAL RETURN	27.81%	(19.87	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$13,591	$1,026
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	5.58%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.79%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	2.52%	2.96	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	5.52%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.85%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	2.59%	2.96	%(e)
PORTFOLIO TURNOVER RATE	103%	147	%(d)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	191	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.48	$24.37
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	1.43	0.76
Net realized and unrealized gain/(loss) on investments	3.97	(5.03)

Total from Investment Operations	5.40	(4.27)

LESS DISTRIBUTIONS:
From investment income	(1.19)	(0.62)
Tax return of capital	(0.01)	(0.00	)(c)

Total Distributions	(1.20)	(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.20	(4.89)

NET ASSET VALUE, END OF PERIOD	$23.68	$19.48

TOTAL RETURN	28.38%	(17.60	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$32,070	$4,244
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.45%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.99%	2.19	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	6.38%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.45%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.05%	2.19	%(e)
PORTFOLIO TURNOVER RATE	103%	147	%(f)

(a) The Fund began offering Institutional Class shares on May 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the period of May 2, 2011 (inception) through December 31, 2011.

December 31, 2012	192	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.49	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	1.18	0.53
Net realized and unrealized gain/(loss) on investments	4.00	(5.57)

Total from Investment Operations	5.18	(5.04)

LESS DISTRIBUTIONS:
From investment income	(0.97)	(0.47)
Tax return of capital	(0.01)	(0.00	)(c)

Total Distributions	(0.98)	(0.47)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.20	(5.51)

NET ASSET VALUE, END OF PERIOD	$23.69	$19.49

TOTAL RETURN(d)	27.14%	(20.20	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$709	$526
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	5.43%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.39%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	3.42%	3.42	%(f)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	5.36%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.45%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	3.48%	3.42	%(f)
PORTFOLIO TURNOVER RATE	103%	147	%(e)

(a) The Fund began offering Class C shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

See Notes to Financial Statements	193	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.48	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	1.40	0.66
Net realized and unrealized gain/(loss) on investments	4.01	(5.56)

Total from Investment Operations	5.41	(4.90)

LESS DISTRIBUTIONS:
From investment income	(1.19)	(0.62)
Tax return of capital	(0.01)	(0.00	)(c)

Total Distributions	(1.20)	(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.21	(5.52)

NET ASSET VALUE, END OF PERIOD	$23.69	$19.48

TOTAL RETURN	28.41%	(19.66	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,214	$610
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.43%	4.60	%(e)
Operating expenses including reimbursement/waiver	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.41%	2.47	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	6.37%	4.60	%(e)
Operating expenses including reimbursement/waiver	1.45%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.47%	2.47	%(e)
PORTFOLIO TURNOVER RATE	103%	147	%(d)

(a) The Fund began offering Class M Shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

December 31, 2012	194	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.40		$16.71		$14.45	$11.98	$19.71
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.04	)(b)	(0.14	)(b)	(0.41)	(0.17)	(0.11)
Net realized and unrealized gain/(loss) on investments	1.62		(2.17)		2.67	2.64	(7.58)

Total from Investment Operations	1.58		(2.31)		2.26	2.47	(7.69)

LESS DISTRIBUTIONS:
From investment income	—		—		—	—	(0.04)

Total Distributions	—		—		—	—	(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.58		(2.31)		2.26	2.47	(7.73)

NET ASSET VALUE, END OF PERIOD	$15.98		$14.40		$16.71	$14.45	$11.98

TOTAL RETURN	10.97%		(13.82)%		15.64%	20.62%	(39.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$23,374		$29,976		$110,293	$194,146	$202,874
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss including reimbursement/waiver/repayment of previously waived fees	(0.27)%		(0.88)%		(1.13)%	(1.05)%	(0.60)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.35	%(c)(d)	1.34	%(e)	1.69%	1.70%	1.65%
Operating expenses excluding reimbursement/waiver	1.65%		1.60%		n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	136%		234%		162%	203%	313%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Affiliated management fee waiver represents less than 0.005%.

(d) Effective May 1, 2012, the net expense limitation changed from 1.29% to 1.39%.

(e) Effective February 1, 2011, the Advisor agreed to limit expenses at 1.29%.

See Notes to Financial Statements	195	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.07		$17.37		$14.98	$12.37	$20.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	(0.02	)(b)	(0.11	)(b)	(0.11)	(0.12)	(0.07)
Net realized and unrealized gain/(loss) on investments	1.72		(2.19)		2.50	2.73	(7.79)

Total from Investment Operations	1.70		(2.30)		2.39	2.61	(7.86)

LESS DISTRIBUTIONS:
From investment income	—		—		—	—	(0.04)

Total Distributions	—		—		—	—	(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.70		(2.30)		2.39	2.61	(7.90)

NET ASSET VALUE, END OF PERIOD	$16.77		$15.07		$17.37	$14.98	$12.37

TOTAL RETURN	11.35%		(13.24)%		15.96%	21.10%	(38.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,397		$17,812		$229,643	$221,890	$141,442
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss) including reimbursement/waiver/repayment of previously waived fees	(0.11)%		(0.62)%		(0.82)%	(0.72)%	(0.25)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.04	%(c)(d)	1.03	%(e)	1.38%	1.36%	1.30%
Operating expenses excluding reimbursement/waiver	1.35%		1.32%		n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	136%		234%		162%	203%	313%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Affiliated management fee waiver represents less than 0.005%.

(d) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.09%.

(e) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

December 31, 2012	196	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.01		$17.37		$14.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.03	(b)	(0.09	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	1.66		(2.27)		3.14

Total from Investment Operations	1.69		(2.36)		3.07

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.69		(2.36)		3.07

NET ASSET VALUE, END OF PERIOD	$16.70		$15.01		$17.37

TOTAL RETURN	11.33%		(13.59)%		21.47	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,685		$154		$103
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.21%		(0.57)%		(0.80	)%(d)
Operating expenses including reimbursement/waiver	1.05	%(e)(f)	1.03	%(g)	1.41	%(d)
Operating expenses excluding reimbursement/waiver	1.36%		1.15%		n/a
PORTFOLIO TURNOVER RATE	136%		234%		162	%(h)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.09%.

(g) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	197	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.36)		(0.66)
Net realized and unrealized gain/(loss) on investments	3.33		(0.25)

Total from Investment Operations	2.97		(0.91)

LESS DISTRIBUTIONS:
From capital gains	(1.29)		(0.05)

Total Distributions	(1.29)		(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.68		(0.96)

NET ASSET VALUE, END OF PERIOD	$25.72		$24.04

TOTAL RETURN	12.45%		(3.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$16,949		$12,098
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.41)%		(2.69)%
Operating expenses including reimbursement/waiver	2.25	%(c)	2.71	%(d)
Operating expenses excluding reimbursement/waiver	2.46%		2.91%
PORTFOLIO TURNOVER RATE	6,025%		0%

(a) The Fund began offering Investor Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective November 1, 2012, the net expense limitation changed from 2.34% to 1.84%.

(d) Effective October 1, 2011, the net expense limitation changed from 2.84% to 2.34%.

December 31, 2012	198	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.12		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.23)		(0.57)
Net realized and unrealized gain/(loss) on investments	3.30		(0.26)

Total from Investment Operations	3.07		(0.83)

LESS DISTRIBUTIONS:
From capital gains	(1.36)		(0.05)

Total Distributions	(1.36)		(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.71		(0.88)

NET ASSET VALUE, END OF PERIOD	$25.83		$24.12

TOTAL RETURN	12.79%		(3.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$17,804		$11,816
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.89)%		(2.33)%
Operating expenses including reimbursement/waiver	1.88	%(c)	2.36	%(d)
Operating expenses excluding reimbursement/waiver	2.11%		2.71%
PORTFOLIO TURNOVER RATE	6,025%		0%

(a) The Fund began offering Institutional Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective November 1, 2012, the net expense limitation changed from 1.99% to 1.49%.

(d) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

See Notes to Financial Statements	199	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.98		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.41)		(0.69)
Net realized and unrealized gain/(loss) on investments	3.34		(0.28)

Total from Investment Operations	2.93		(0.97)

LESS DISTRIBUTIONS:
From capital gains	(1.25)		(0.05)

Total Distributions	(1.25)		(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.68		(1.02)

NET ASSET VALUE, END OF PERIOD	$25.66		$23.98

TOTAL RETURN(c)	12.31%		(3.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,602		$2,578
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.61)%		(2.83)%
Operating expenses including reimbursement/waiver	2.40	%(d)	2.86	%(e)
Operating expenses excluding reimbursement/waiver	2.61%		3.10%
PORTFOLIO TURNOVER RATE	6,025%		0%

(a) The Fund began offering Class A shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective November 1, 2012, the net expense limitation changed from 2.49% to 1.99%.

(e) Effective October 1, 2011, the net expense limitation changed from 2.99% to 2.49%.

December 31, 2012	200	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.88		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.51)		(0.81)
Net realized and unrealized gain/(loss) on investments	3.30		(0.26)

Total from Investment Operations	2.79		(1.07)

LESS DISTRIBUTIONS:
From capital gains	(1.16)		(0.05)

Total Distributions	(1.16)		(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.63		(1.12)

NET ASSET VALUE, END OF PERIOD	$25.51		$23.88

TOTAL RETURN(c)	11.77%		(4.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,247		$2,163
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.00)%		(3.29)%
Operating expenses including reimbursement/waiver	2.84	%(d)	3.31	%(e)
Operating expenses excluding reimbursement/waiver	3.06%		3.53%
PORTFOLIO TURNOVER RATE	6,025%		0%

(a) The Fund began offering Class C shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective November 1, 2012, the net expense limitation changed from 2.94% to 2.44%.

(e) Effective October 1, 2011, the net expense limitation change from 3.44% to 2.94%.

See Notes to Financial Statements	201	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.12		$25.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.02)		(0.40)
Net realized and unrealized gain/(loss) on investments	3.09		(0.99)

Total from Investment Operations	3.07		(1.39)

LESS DISTRIBUTIONS:
From capital gains	(1.40)		(0.05)

Total Distributions	(1.40)		(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.67		(1.44)

NET ASSET VALUE, END OF PERIOD	$25.79		$24.12

TOTAL RETURN	12.78%		(5.41	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$91		$84
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.09)%		(2.28	)%(d)
Operating expenses including reimbursement/waiver	1.79	%(e)	2.31	%(d)(f)
Operating expenses excluding reimbursement/waiver	1.98%		2.38	%(d)
PORTFOLIO TURNOVER RATE	6,025%		0	%(g)

(a) The Fund began offering Class M shares on April 15, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective November 1, 2012, the net expense limitation changed from 1.99% to 1.49%.

(f) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	202	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.73		$26.26		$25.69	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.39	)(b)	(0.38	)(b)	(0.24)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.57		(1.02)		0.81	0.74

Total from Investment Operations	1.18		(1.40)		0.57	0.69

LESS DISTRIBUTIONS:
From capital gains	(0.85)		(0.13)		—	—

Total Distributions	(0.85)		(0.13)		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.33		(1.53)		0.57	0.69

NET ASSET VALUE, END OF PERIOD	$25.06		$24.73		$26.26	$25.69

TOTAL RETURN	4.81%		(5.36)%		2.22%	2.76	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$187,066		$251,617		$313,875	$133,848
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.49)%		(1.44)%		(1.05)%	(1.28	)%(d)
Operating expenses including reimbursement/waiver	1.72%		1.80	%(e)	1.80%	1.82	%(d)
Operating expenses excluding reimbursement/waiver	1.72%		1.80%		1.80%	1.82	%(d)
PORTFOLIO TURNOVER RATE	574%		387%		762%	758	%(c)

(a) The Fund began offering Investor Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	203	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.91		$26.37		$25.71	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.30	)(b)	(0.30	)(b)	(0.17)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.58		(1.03)		0.83	0.72

Total from Investment Operations	1.28		(1.33)		0.66	0.71

LESS DISTRIBUTIONS:
From capital gains	(0.85)		(0.13)		—	—

Total Distributions	(0.85)		(0.13)		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.43		(1.46)		0.66	0.71

NET ASSET VALUE, END OF PERIOD	$25.34		$24.91		$26.37	$25.71

TOTAL RETURN	5.14%		(5.04)%		2.57%	2.84	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$61,602		$70,110		$151,485	$64,399
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.14)%		(1.14)%		(0.70)%	(0.36	)%(d)
Operating expenses including reimbursement/waiver	1.38%		1.45	%(e)	1.44%	1.50	%(d)
Operating expenses excluding reimbursement/waiver	1.38%		1.45%		1.44%	1.53	%(d)
PORTFOLIO TURNOVER RATE	574%		387%		762%	758	%(c)

(a) The Fund began offering Institutional Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2012	204	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.62		$26.19		$26.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.43	)(b)	(0.41	)(b)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.58		(1.03)		0.10

Total from Investment Operations	1.15		(1.44)		0.00

LESS DISTRIBUTIONS:
From capital gains	(0.85)		(0.13)		—

Total Distributions	(0.85)		(0.13)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.30		(1.57)		0.00

NET ASSET VALUE, END OF PERIOD	$24.92		$24.62		$26.19

TOTAL RETURN(c)	4.67%		(5.49)%		0.00	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$112,734		$161,901		$74,910
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.65)%		(1.58)%		(0.99	)%(e)
Operating expenses including reimbursement/waiver	1.88%		1.94	%(f)	2.00	%(e)
Operating expenses excluding reimbursement/waiver	1.88%		1.94%		2.00	%(e)
PORTFOLIO TURNOVER RATE	574%		387%		762	%(g)

(a) The Fund began offering Class A shares on March 12, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	205	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.39		$26.06		$25.65	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.53	)(b)	(0.53	)(b)	(0.22)	(0.06)
Net realized and unrealized gain/(loss) on investments	1.54		(1.01)		0.63	0.71

Total from Investment Operations	1.01		(1.54)		0.41	0.65

LESS DISTRIBUTIONS:
From capital gains	(0.85)		(0.13)		—	—

Total Distributions	(0.85)		(0.13)		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.16		(1.67)		0.41	0.65

NET ASSET VALUE, END OF PERIOD	$24.55		$24.39		$26.06	$25.65

TOTAL RETURN(c)	4.14%		(5.90)%		1.60%	2.60	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$115,442		$139,604		$119,659	$23,250
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.09)%		(2.04)%		(1.57)%	(1.71	)%(e)
Operating expenses including reimbursement/waiver	2.32%		2.39	%(f)	2.41%	2.43	%(e)
Operating expenses excluding reimbursement/waiver	2.32%		2.39%		2.41%	2.44	%(e)
PORTFOLIO TURNOVER RATE	574%		387%		762%	758	%(d)

(a) The Fund began offering Class C shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2012	206	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.92		$26.37		$25.58
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.29	)(b)	(0.28	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	1.57		(1.04)		0.86

Total from Investment Operations	1.28		(1.32)		0.79

LESS DISTRIBUTIONS:
From capital gains	(0.85)		(0.13)		—

Total Distributions	(0.85)		(0.13)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.43		(1.45)		0.79

NET ASSET VALUE, END OF PERIOD	$25.35		$24.92		$26.37

TOTAL RETURN	5.13%		(5.00)%		3.09	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$447,928		$288,948		$197,655
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.11)%		(1.08)%		(0.57	)%(d)
Operating expenses including reimbursement/waiver	1.37%		1.44	%(e)	1.49	%(d)
Operating expenses excluding reimbursement/waiver	1.37%		1.44%		1.49	%(d)
PORTFOLIO TURNOVER RATE	574%		387%		762	%(f)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	207	December 31, 2012

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012(a)		YEAR ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$27.02		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.23)		(0.20)
Net realized and unrealized gain/(loss) on investments	(6.58)		2.61

Total from Investment Operations	(6.81)		2.41

LESS DISTRIBUTIONS:
From investment income	—		(0.39)
Tax return of capital	—		(0.00	)(d)

Total Distributions	—		(0.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.81)		2.02

NET ASSET VALUE, END OF PERIOD	$20.21		$27.02

TOTAL RETURN	(25.20)%		9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$22,093		$48,141
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.93)%		(0.74)%
Operating expenses including reimbursement/waiver	1.70	%(e)	1.87%
Operating expenses excluding reimbursement/waiver	1.70%		1.90%
PORTFOLIO TURNOVER RATE	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Investor Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the Advisor agreed not to limit expenses.

December 31, 2012	208	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012(a)		YEAR ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$27.06		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.14)		(0.12)
Net realized and unrealized gain/(loss) on investments	(6.59)		2.61

Total from Investment Operations	(6.73)		2.49

LESS DISTRIBUTIONS:
From investment income	—		(0.43)
Tax return of capital	—		(0.00	)(d)

Total Distributions	—		(0.43)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.73)		2.06

NET ASSET VALUE, END OF PERIOD	$20.33		$27.06

TOTAL RETURN	(24.87)%		9.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$49,467		$66,255
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.57)%		(0.46)%
Operating expenses including reimbursement/waiver	1.35	%(e)	1.52%
Operating expenses excluding reimbursement/waiver	1.35%		1.55%
PORTFOLIO TURNOVER RATE	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Institutional Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	209	December 31, 2012

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012(a)		PERIOD ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.95		$28.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.36)		(0.25)
Net realized and unrealized loss on investments	(6.55)		(0.97)

Total from Investment Operations	(6.91)		(1.22)

LESS DISTRIBUTIONS:
From investment income	—		(0.32)
Tax return of capital	—		(0.00	)(d)

Total Distributions	—		(0.32)

NET DECREASE IN NET ASSET VALUE	(6.91)		(1.54)

NET ASSET VALUE, END OF PERIOD	$20.04		$26.95

TOTAL RETURN	(25.61)%		(4.32	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,540		$5,180
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.52)%		(1.40	)%(f)
Operating expenses including reimbursement/waiver	2.31	%(g)	2.47	%(f)
Operating expenses excluding reimbursement/waiver	2.31%		2.49	%(f)
PORTFOLIO TURNOVER RATE	90%		39	%(h)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class C shares on May 4, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2012, the Advisor agreed not to limit expenses.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	210	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012(a)		PERIOD ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.99		$26.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.13)		(0.01)
Net realized and unrealized gain/(loss) on investments	(6.59)		0.70

Total from Investment Operations	(6.72)		0.69

LESS DISTRIBUTIONS:
From investment income	—		(0.36)
Tax return of capital	—		(0.00	)(d)

Total Distributions	—		(0.36)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.72)		0.33

NET ASSET VALUE, END OF PERIOD	$20.27		$26.99

TOTAL RETURN	(25.12)%		2.91	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$34,297		$1,728
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.56)%		(0.27	)%(f)
Operating expenses including reimbursement/waiver	1.37	%(g)	1.52	%(f)
Operating expenses excluding reimbursement/waiver	1.37%		3.19	%(f)
PORTFOLIO TURNOVER RATE	90%		39	%(h)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class M shares on December 7, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2012, the Advisor agreed not to limit expenses.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	211	December 31, 2012

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2012(a)		YEAR ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$27.03		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.14)		(0.02)
Net realized and unrealized gain/(loss) on investments	(6.58)		2.49

Total from Investment Operations	(6.72)		2.47

LESS DISTRIBUTIONS:
From investment income	—		(0.44)
Tax return of capital	—		(0.00	)(d)

Total Distributions	—		(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.72)		2.03

NET ASSET VALUE, END OF PERIOD	$20.31		$27.03

TOTAL RETURN	(24.86)%		9.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,756		$10,798
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.56)%		(0.06)%
Operating expenses including reimbursement/waiver	1.33	%(e)	1.44%
Operating expenses excluding reimbursement/waiver	1.33%		1.45%
PORTFOLIO TURNOVER RATE	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class Z shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the Advisor agreed not to limit expenses.

December 31, 2012	212	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Managed Futures Strategy Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2012(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.38)
Net realized and unrealized loss on investments	(4.22)

Total from Investment Operations	(4.60)

LESS DISTRIBUTIONS:
From capital gains	(0.00	)(d)

Total Distributions	(0.00	)(d)

NET DECREASE IN NET ASSET VALUE	(4.60)

NET ASSET VALUE, END OF PERIOD	$20.40

TOTAL RETURN	(18.71	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,021
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.81	)%(f)
Operating expenses including reimbursement/waiver	2.53	%(f)
Operating expenses excluding reimbursement/waiver	3.26	%(f)
PORTFOLIO TURNOVER RATE	6	%(e)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Investor Class on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

See Notes to Financial Statements	213	December 31, 2012

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Managed Futures Strategy Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2012(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.31)
Net realized and unrealized loss on investments	(4.22)

Total from Investment Operations	(4.53)

LESS DISTRIBUTIONS:
From capital gains	(0.00	)(d)

Total Distributions	(0.00	)(d)

NET DECREASE IN NET ASSET VALUE	(4.53)

NET ASSET VALUE, END OF PERIOD	$20.47

TOTAL RETURN	(18.43	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$885
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.46	)%(f)
Operating expenses including reimbursement/waiver	2.18	%(f)
Operating expenses excluding reimbursement/waiver	2.91	%(f)
PORTFOLIO TURNOVER RATE	6	%(e)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Institutional Class on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

December 31, 2012	214	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Managed Futures Strategy Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2012(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.51)
Net realized and unrealized loss on investments	(4.20)

Total from Investment Operations	(4.71)

LESS DISTRIBUTIONS:
From capital gains	(0.00	)(d)

Total Distributions	(0.00	)(d)

NET DECREASE IN NET ASSET VALUE	(4.71)

NET ASSET VALUE, END OF PERIOD	$20.29

TOTAL RETURN(e)	(19.15	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$936
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.41	)%(g)
Operating expenses including reimbursement/waiver	3.13	%(g)
Operating expenses excluding reimbursement/waiver	3.86	%(g)
PORTFOLIO TURNOVER RATE	6	%(f)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Class C on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	215	December 31, 2012

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Managed Futures Strategy Fund

	CLASS Z
	PERIOD ENDED DECEMBER 31, 2012(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.25
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.29)
Net realized and unrealized loss on investments	(4.48)

Total from Investment Operations	(4.77)

LESS DISTRIBUTIONS:
From capital gains	(0.00	)(d)

Total Distributions	(0.00	)(d)

NET DECREASE IN NET ASSET VALUE	(4.77)

NET ASSET VALUE, END OF PERIOD	$20.48

TOTAL RETURN	(19.20	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,913
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.39	)%(f)
Operating expenses including reimbursement/waiver	2.13	%(f)
Operating expenses excluding reimbursement/waiver	2.80	%(f)
PORTFOLIO TURNOVER RATE	6	%(g)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Class Z on January 31, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover is calcuated at the Fund level and represents the period January 30, 2012 to December 31, 2012.

December 31, 2012	216	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2012, the Trust has 34 registered funds. This annual report describes 15 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Credit Analysis Long/Short Fund (“Credit Analysis Long/Short Fund”), the Forward EM Corporate Debt Fund (“EM Corporate Debt Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward Endurance Long/Short Fund (“Endurance Long/Short Fund”), the Forward Focus Fund (“Focus Fund”), the Forward Global Credit Long/Short Fund (“Global Credit Long/Short Fund”), the Forward International Dividend Fund (“International Dividend Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Large Cap Dividend Fund (“Large Cap Dividend Fund”), the Forward Select EM Dividend Fund (“Select EM Dividend Fund”), the Forward Small Cap Equity Fund (‘“Small Cap Equity Fund”), the Forward Tactical Enhanced Fund (“Tactical Enhanced Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”), the Forward Commodity Long/Short Strategy Fund (“Commodity Long/Short Strategy Fund”), and the Forward Managed Futures Strategy Fund (“Managed Futures Strategy Fund”).

The Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in fixed income securities of companies located in emerging market countries and seeks to capitalize on the inefficient emerging market corporate bond market by offering exposure primarily to euro- and U.S.-dollar-denominated fixed income securities of emerging market issuers, and related derivatives. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The Endurance Long/Short Fund seeks to provide long-term growth of capital by investing in both long and short, in equity securities of U.S. and non-U.S. issuers, including issuers located in emerging and frontier markets. The Focus Fund seeks to achieve high total return and invests primarily in the equity securities of companies that have small to medium market capitalizations. The Global Credit Long/Short Fund seeks to achieve high total return (capital appreciation and income) and invests in a portfolio of fixed income securities. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the United States. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Large Cap Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in equity securities of dividend paying companies that have large capitalizations. The Select EM Dividend Fund seeks to achieve high total return through capital appreciation and current income and invests primarily in equity securities of dividend paying companies located in emerging market countries. The Small Cap Equity Fund seeks to achieve high total return and invests in equity securities of small capitalization companies. The Tactical Enhanced Fund seeks to produce above-average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a diversified portfolio of instruments providing exposure, both long and short, to the U.S. and non-U.S. equity markets, including exchange traded funds (“ETFs”), futures and options on securities, securities indices and shares of ETFs. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns,

217	December 31, 2012

Notes to Financial Statements

in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in exchange-traded funds and instruments providing exposure to U.S and non-U.S. equity securities, which represent general asset classes (comprised of futures and options on securities, securities indexes and shares of ETFs) including both U.S. and overseas equity markets. The Commodity Long/Short Strategy Fund seeks long term total return and seeks exposure to the commodity markets and returns that correspond to the Credit Suisse Momentum and Volatility Enhanced Return Strategy Index. The Managed Futures Strategy Fund seeks long term total return and seeks exposure to the futures markets by investing in futures-related instruments that track the performance of futures contracts included in the Credit Suisse Multi-Asset Futures Index.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Class M and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2012.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value, in accordance with procedures established by, and under the general supervision of the Board of Trustees.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair

December 31, 2012	218

Notes to Financial Statements

value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the independent pricing services do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts, may be valued by the structuring firm or Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor”) and such structured notes may be valued by the issuer or the Advisor.

Futures and options on futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures and options on futures contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from an independent pricing service or one or more dealers that make markets in such securities, or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees. Certain Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency

219	December 31, 2012

Notes to Financial Statements

exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under

December 31, 2012	220

Notes to Financial Statements

the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Master Limited Partnerships (“MLPs”): Each Fund may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in an MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation and conflicts of interest may exist among unit holders and the general partner of an MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

221	December 31, 2012

Notes to Financial Statements

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of an MLP’s taxable income. An MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in an MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in Mortgage-Related and Other Asset-Backed Securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITS held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any

December 31, 2012	222

Notes to Financial Statements

dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2012, the Credit Analysis Long/Short Fund, the Endurance Long/Short Fund and the Global Credit Long/Short Fund held securities sold short with a market value of $90,971,837, $1,976,976 and $1,356,000, respectively. No other Funds held securities sold short at December 31, 2012.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved an independent pricing service which calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Credit Analysis Long/Short Fund
Preferred Stocks(a)	—	$1,229,846	—	$1,229,846
Corporate Bonds(a)		9,445,832	—	9,445,832
Municipal Bonds(a)	—	677,296,681	—	677,296,681

Total	—	$687,972,359	—	$687,972,359

EM Corporate Debt Fund
Common Stocks(a)	$1,046,250	—	—	$1,046,250
Foreign Government Obligations(a)	—	$7,208,857	—	7,208,857
Asset-Backed Securities(a)	—	5,962,316	—	5,962,316
Convertible Corporate Bonds(a)	—	1,722,000	—	1,722,000
Corporate Bonds(a)	—	175,228,728	—	175,228,728

Total	$1,046,250	$190,121,901	—	$191,168,151

223	December 31, 2012

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Emerging Markets Fund
Common Stocks
Brazil	$359,019	—	—	$359,019
Chile	178,412	—	—	178,412
China	401,750	$402,018	—	803,768
Columbia	95,806	—	—	95,806
Egypt	233,192	—	—	233,192
Estonia	189,587	—	—	189,587
Hong Kong	629,111	379,970	—	1,009,081
Indonesia	206,213	843,175	—	1,049,388
Italy	322,717	—	—	322,717
Malaysia	389,022	—	—	389,022
Mexico	245,724	—	—	245,724
Nigeria	146,410	—	—	146,410
Peru	218,948	—	—	218,948
Philippines	—	495,406	—	495,406
Poland	—	288,897	—	288,897
Russia	82,247	77,319	—	159,566
Singapore	170,316	194,106	—	364,422
South Africa	610,822	—	—	610,822
Sri Lanka	163,473	—	—	163,473
Taiwan	—	477,718	—	477,718
Thailand	—	1,670,593	—	1,670,593
Turkey	192,642	469,553	—	662,195
United Kingdom	—	175,983	—	175,983
Preferred Stocks(a)	265,011	—	—	265,011

Total	$5,100,422	$5,474,738	—	$10,575,160

Endurance Long/Short Fund
Common Stocks(a)	$3,799,106	—	—	$3,799,106
Options Purchased	52,080	—	—	52,080

Total	$3,851,186	—	—	$3,851,186

Focus Fund
Common Stocks(a)	$9,740,751	—	—	$9,740,751

Total	$9,740,751	—	—	$9,740,751

Global Credit Long/Short Fund
Common Stocks(a)	$232,500	—	—	$232,500
Foreign Government Obligations(a)	—	$523,151	—	523,151
Asset-Backed Securities(a)	—	524,106	—	524,106
Convertible Corporate Bonds(a)	—	164,000	—	164,000
Corporate Bonds(a)	—	5,081,680	—	5,081,680

Total	$232,500	$6,292,937	—	$6,525,437

December 31, 2012	224

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

International Dividend Fund
Common Stocks
Australia	$442,319	—	—	$442,319
Austria	—	$1,476,060	—	1,476,060
Belgium	—	1,424,391	—	1,424,391
Bermuda	—	1,516,224	—	1,516,224
Brazil	2,948,576	—	—	2,948,576
Canada	4,502,414	—	—	4,502,414
Cayman Islands	1,296,597	172,295	—	1,468,892
China	1,527,716	3,074,780	—	4,602,496
Egypt	1,738,620	—	—	1,738,620
Estonia	459,312	—	—	459,312
France	4,401,577	1,328,819	—	5,730,396
Germany	2,225,344	—	—	2,225,344
Hong Kong	216,356	9,547,835	—	9,764,191
Indonesia	—	7,672,792	—	7,672,792
Ireland	3,711,870	596,329	—	4,308,199
Italy	—	6,561,969	—	6,561,969
Japan	1,392,047	12,743,641	—	14,135,688
Malaysia	2,763,800	—	—	2,763,800
Mexico	1,067,420	—	—	1,067,420
Netherlands	1,823,727	2,414,376	—	4,238,103
New Zealand	1,081,568	—	—	1,081,568
Pakistan	256,360	—	—	256,360
Philippines	—	1,619,933	—	1,619,933
Russia	2,432,362	278,988	—	2,711,350
Scotland	—	1,344,672	—	1,344,672
Singapore	2,509,164	4,851,398	—	7,360,562
South Africa	2,424,309	—	—	2,424,309
South Korea	—	965,105	—	965,105
Sri Lanka	1,549,730	—	—	1,549,730
Sweden	—	1,576,210	—	1,576,210
Switzerland	5,399,519	—	—	5,399,519
Taiwan	—	1,290,979	—	1,290,979
Thailand	—	12,954,384	—	12,954,384
Turkey	1,403,829	3,701,136	—	5,104,965
United Kingdom	4,543,342	3,749,092	—	8,292,434
United States	2,220,322	—	—	2,220,322
Convertible Preferred Stocks(a)	109,845	—	—	109,845
Warrants(a)	10,399	—	—	10,399
Agency Pass-Through Securities(a)	—	633,140	—	633,140
Collateralized Mortgage Obligations(a)	—	2,725,264	—	2,725,264

Total	$54,458,444	$84,219,812	—	$138,678,256

225	December 31, 2012

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

International Small Companies Fund
Common Stocks
Australia	—	$6,912,875	—	$6,912,875
Austria	—	1,953,221	—	1,953,221
Belgium	$2,173,486	532,276	—	2,705,762
China	—	3,427,236	—	3,427,236
Denmark	2,075,695	1,053,141	—	3,128,836
France	—	11,336,352	—	11,336,352
Germany	—	11,607,183	—	11,607,183
Hong Kong	—	5,104,173	—	5,104,173
Italy	—	7,187,704	—	7,187,704
Japan	842,812	33,929,125	—	34,771,937
Netherlands	—	4,159,649	—	4,159,649
New Zealand	—	1,232,179	—	1,232,179
Norway	—	4,080,213	—	4,080,213
Singapore	—	2,988,701	—	2,988,701
Spain	1,900,852	1,280,051	—	3,180,903
Sweden	—	1,474,300	—	1,474,300
Switzerland	—	7,052,116	—	7,052,116
United Kingdom	3,866,167	31,087,646	—	34,953,813
Exchange-Traded Funds(a)	582,153	—	—	582,153
Preferred Stocks(a)	3,505,497	—	—	3,505,497

Total	$14,946,662	$136,398,141	—	$151,344,803

Large Cap Dividend Fund
Common Stocks(a)	$19,783,738	—	—	$19,783,738
Convertible Preferred Stocks(a)	295,972	—	—	295,972
Agency Pass-Through Securities	—	$77,456	—	77,456
Collateralized Mortgage Obligations	—	425,360	—	425,360

Total	$20,079,710	$502,816	—	$20,582,526

Select EM Dividend Fund
Common Stocks
Brazil	$1,647,168	—	—	$1,647,168
Cayman Islands	423,360	—	—	423,360
Chile	1,086,625	—	—	1,086,625
China	2,611,506	$1,193,922	—	3,805,428
Colombia	168,081	—	—	168,081
Egypt	979,326	—	—	979,326
Estonia	132,595	327,179	—	459,774
Hong Kong	2,151,417	750,499	—	2,901,916
Indonesia	990,260	3,955,342	—	4,945,602
Italy	—	1,967,140	—	1,967,140
Malaysia	1,758,720	—	—	1,758,720
Mexico	841,692	—	—	841,692
Nigeria	613,602	—	—	613,602
Pakistan	31,320	—	—	31,320
Peru	674,176	—	—	674,176
Philippines	—	979,802	—	979,802

December 31, 2012	226

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Select EM Dividend Fund (continued)
Poland	—	$823,941	—	$823,941
Russia	$1,510,583	55,797	—	1,566,380
Singapore	1,455,555	1,150,749	—	2,606,304
South Africa	2,307,454	—	—	2,307,454
South Korea	—	308,298	—	308,298
Sri Lanka	1,188,180	—	—	1,188,180
Taiwan	—	1,986,059	—	1,986,059
Thailand	—	7,165,177	—	7,165,177
Turkey	1,133,822	1,588,096	—	2,721,918
United Kingdom	327,604	821,686	—	1,149,290
United States	44,940	—	—	44,940
Preferred Stocks(a)	629,850	—	—	629,850
Warrants(a)	5,258	—	—	5,258
Collateralized Mortgage Obligations(a)	—	472,003	—	472,003

Total	$22,713,094	$23,545,690	—	$46,258,784

Small Cap Equity Fund
Common Stocks(a)	$31,659,797	—	—	$31,659,797
Affiliated Investment Companies	900,051	—	—	900,051
Convertible Corporate Bonds(a)	—	$570,000	—	570,000

Total	$32,559,848	$570,000	—	$33,129,848

Tactical Enhanced Fund
Exchange-Traded Funds	$40,968,799	—	—	$40,968,799

Total	$40,968,799	—	—	$40,968,799

Tactical Growth Fund
Exchange-Traded Funds	$106,264,729	—	—	$106,264,729
Options Purchased	681,660	—	—	681,660
Short-Term Securities	—	$632,320,156	—	632,320,156

Total	$106,946,389	$632,320,156	—	$739,266,545

Commodity Long/Short Strategy Fund
Agency Pass-Through Securities(a)	—	$38,439,875	—	$38,439,875
Asset-Backed Securities	—	911,445	—	911,445
Collateralized Mortgage Obligations(a)	—	1,562,624	—	1,562,624
Corporate Bonds(a)	—	23,387,866	—	23,387,866
Municipal Bonds	—	4,883,855	—	4,883,855
U.S. Treasury Bonds & Notes	—	19,659,633	—	19,659,633

Total	—	$88,845,298	—	$88,845,298

Managed Futures Strategy Fund
Exchange-Traded Funds	$6,517,526	—	—	$6,517,526

Total	$6,517,526	—	—	$6,517,526

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

227	December 31, 2012

Notes to Financial Statements

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Credit Analysis Long/Short Fund
Liabilities
Securities Sold Short
Corporate Bonds	—	$(7,061,740)	—	$(7,061,740)
U.S. Treasury Bonds & Notes	—	(83,910,097)	—	(83,910,097)

Total	—	$(90,971,837)	—	$(90,971,837)

EM Corporate Debt Fund
Liabilities
Credit Default Swaps	—	$(470,649)	—	$(470,649)

Total	—	$(470,649)	—	$(470,649)

Endurance Long/Short Fund
Liabilities
Securities Sold Shorts
Common Stocks	$(1,976,976)			$(1,976,976)
Options Written	(36,840)	—	—	(36,840)

Total	$(2,013,816)	—	—	$(2,013,816)

Global Credit Long/Short Fund
Liabilities
Securities Sold Shorts
Corporate Bonds	—	$(1,356,000)	—	$(1,356,000)
Credit Default Swaps	—	(305,419)	—	(305,419)
Forward Foreign Currency Contracts	—	(70,988)	—	(70,988)

Total	—	$(1,732,407)	—	$(1,732,407)

Small Cap Equity Fund
Assets
Futures Contracts	$40,019	—	—	$40,019

Total	$40,019	—	—	$40,019

Tactical Growth Fund
Liabilities
Futures Contracts	$(263,725)	—	—	$(263,725)

Total	$(263,725)	—	—	$(263,725)

Commodity Long/Short Strategy Fund
Liabilities
Total Return Swap Contracts	—	$(4,277,568)	—	$(4,277,568)

Total	—	$(4,277,568)	—	$(4,277,568)

Managed Futures Strategy Fund
Assets
Total Return Swap Contracts	—	$44,493	—	$44,493

Total	—	$44,493	—	$44,493

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, swap contracts, forward foreign currency contracts and futures contracts.

December 31, 2012	228

Notes to Financial Statements

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. During the year ended December 31, 2012 there were no transfers between Level 1 and Level 2 securities except on December 31, 2012, the Emerging Markets Fund, the International Dividend Fund, the International Small Companies Fund and the Select EM Dividend Fund utilized a fair valuation model provided by the Funds’ independent pricing service which caused the transfers. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees.

For the year ended December 31, 2012, the Funds did not have transfers between the fair value levels designated in the preceding tables and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are

229	December 31, 2012

Notes to Financial Statements

also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: Certain Funds invest in foreign currency exchange contracts, to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of December 31, 2012, the Global Credit Long/Short Fund held forward foreign currency exchange contracts with a market value of $570,988. No other Funds held forward foreign currency exchange contracts at December 31, 2012.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between

December 31, 2012	230

Notes to Financial Statements

price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2012, the Small Cap Equity Fund and the Tactical Growth Fund held futures con-

tracts outstanding with an unrealized gain/(loss) of $40,019 and $(263,725), respectively. No other Funds held futures contracts at December 31, 2012.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2012, the Endurance Long/Short Fund held written options with a market value of $(36,840). As of December 31, 2012, the Endurance Long/Short Fund and the Tactical Growth Fund held purchased options with a market value of $52,080 and $681,660, respectively. No other Funds held purchased or written options at December 31, 2012.

231	December 31, 2012

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Written option activity for the year ended December 31, 2012 was as follows:

	WRITTEN CALL OPTIONS		WRITTEN PUT OPTIONS
	NUMBER OF CONTRACTS	CONTRACT PREMIUM	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Endurance Long/Short Fund
Outstanding, at beginning of year December 31, 2011	0	$0	0	$0
Options written	1,133	(216,420)	(812)	25,504
Options exercised or closed	(569)	111,322	527	(17,206)
Options expired	(324)	55,427	285	(8,298)

Outstanding, December 31, 2012	240	$(49,671)	0	$0

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

December 31, 2012	232

Notes to Financial Statements

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

233	December 31, 2012

Notes to Financial Statements

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended December 31, 2012, the EM Corporate Debt Fund, the Global Credit Long/Short Fund, the International Small Companies Fund, the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund, invested in swap agree-

ments consistent with the Fund’s investment strategies to gain exposure to certain markets or indices.

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2012(a):

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)		—	Swap premiums received	$215,715
Credit Contracts (Credit Default Swaps)		—	Unrealized loss on swap contracts	470,649

Total		—		$686,364

Endurance Long/Short Fund
Equity Contracts (Options Purchased/Options Written)	Investments, at value	$52,080	Options written, at value	$36,840

Total		$52,080		$36,840

Global Credit Long/Short Fund
Credit Contracts (Credit Default Swaps)	Swap premiums paid	$284,368	Swap premiums received	$43,143
Credit Contracts (Credit Default Swaps)	Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	305,419

Total		$284,368		$348,562

International Dividend Fund
Equity Contracts (Warrants)	Investments, at value	$10,399		—

Total		$10,399		—

Select EM Dividend Fund
Equity Contracts (Warrants)	Investments, at value	$5,258		—

Total		$5,258		—

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$40,019		—

Total		$40,019		—

Tactical Growth Fund
Equity Contracts (Options Purchased)	Investments, at value	$681,660		—
Equity Contracts (Futures Contracts)		—	Variation margin payable	$263,725

Total		$681,660		$263,725

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	$4,277,568

Total		—		$4,277,568

December 31, 2012	234

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$44,493		—

Total		$44,493		—

(a) For open derivative instruments as of December 31, 2012, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2012 for all Funds.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2012:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$126,551	$(467,726)
Foreign Exchange Contracts (Foreign Currency Hedge Contracts)	Net realized gain/(loss) on foreign currency/Net unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	513,573	0

Total		$640,124	$(467,726)

Emerging Markets Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$56	$0
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	440,920	(137,300)

Total		$440,976	$(137,300)

Endurance Long/Short Fund
Equity Contracts (Options Purchased)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(33,286)	$(23,528)
Equity Contracts (Options Written)	Net realized gain on option contracts/Net change in unrealized appreciation on options contracts	32,653	12,831

Total		$(633)	$(10,697)

Global Credit Long/Short Fund
Interest Rate Contracts (Purchased Options)	Net realized loss on investments	$(70,510)	$0
Credit Contracts (Credit Default Swaps)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(33,547)	(289,264)
Foreign Exchange Contracts (Foreign Currency Hedge Contracts)	Net realized gain/(loss) on foreign currency/Net unrealized depreciation on translation of assets and liabilities in foreign currency transactions	57,079	0

Total		$(46,978)	$(289,264)

235	December 31, 2012

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
International Dividend Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$0	$10,399
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(442,284)	10,684

Total		$(442,284)	$21,083

International Small Companies Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$375,791	$0
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	495,837	(449,015)

Total		$871,628	$(449,015)

Select EM Dividend Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$0	$5,258
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	127,814	0

Total		$127,814	$5,258

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$575,323	$6,519

Total		$575,323	$6,519

Tactical Enhanced Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation on investments	$(101,119)	$0
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation/ (depreciation) on futures contracts	3,743,496	(101,191)

Total		$3,642,377	$(101,191)

Tactical Growth Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation on investments	$(698,593)	$(1,234,562)
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation/ (depreciation) on futures contracts	46,605,989	571,447

Total		$45,907,396	$(663,115)

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$(39,765,454)	$(4,681,952)

Total		$(39,765,454)	$(4,681,952)

December 31, 2012	236

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/ (depreciation) on swap contracts	$(2,056,919)	$44,493

Total		$(2,056,919)	$44,493

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2012 the International Dividend Fund and the Select EM Dividend Fund held warrants with a market value of $10,399 and $5,258, respectively. No other Funds held warrants at December 31, 2012.

Cash Management Transactions: During the period from January 1, 2012 to November 26, 2012, the Funds may have subscribed to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically swept the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, were subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed was borne by the Funds. Balances in the CMS were accounted for on a cost basis.

237	December 31, 2012

Notes to Financial Statements

Effective November 27, 2012, the Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. The Funds terminated all securities lending agreements, effective November 1, 2012; therefore, the Funds had no securities on loan at December 31, 2012.

Leverage: The Select EM Dividend Fund can purchase securities with borrowed money including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Select EM Dividend Fund maintains a line of credit with BNP Paribas (acting through its New York Branch). Borrowing under this agreement, the Fund is charged interest of 1.20% above the one-month LIBOR rate.

The Select EM Dividend Fund has pledged a portion of its investment securities as the collateral for the line of credit. As of December 31, 2012, the market value of the investment securities pledged as collateral totaled $10,075,659 and the borrowed amounts on the lines of credit are $2,059,075. The average interest rate charged and the average outstanding demand loan payable for the year ended December 31, 2012, were as follows:

FUND	AVERAGE INTEREST RATE	AVERAGE OUTSTANDING DEMAND LOAN PAYABLE
Select EM Dividend Fund	1.432%	$709,066

Investment in Forward U.S. Government Money Fund: The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class Z of the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) to seek current income

December 31, 2012	238

Notes to Financial Statements

while preserving liquidity. The U.S. Government Money Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. When applicable, the Funds’ investment in the U.S. Government Money Fund is included in the Portfolio of Investments. Shares of the U.S. Government Money Fund are

valued at their net asset value per share. As a shareholder, the Funds’ are subject to the proportional share of the U.S. Government Money Fund Class Z expenses, including its management fee. The Advisor will waive fees and/or reimburse expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in the U.S. Government Money Fund.

The Funds that invested in the U.S. Government Money Fund – Class Z shares during the year ended December 31, 2012, were as follows:

FUND	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	INCOME
International Small Companies Fund	—	$10,000,000	$(10,000,000)	—	—	$321
Small Cap Equity Fund	—	2,000,051	(1,100,000)	900,051	$900,051	537

Total					$900,051	$858

During the year ended December 31, 2012, the Advisor waived fees and/or reimbursed the following Funds for U.S. Government Money Fund management fees:

FUND	WAIVED FEES
International Small Companies Fund	$1,422
Small Cap Equity Fund	927

$2,349

Investments in a Wholly-Owned Subsidiary: The Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Managed Futures Strategy Fund seeks exposure to the futures markets and will generally invest in futures-related instruments that track the performance of futures contracts included in the Credit Suisse Multi-Asset Futures Strategy Index and through investments in the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

Forward Management acts as Investment Advisor to the Funds and the Investment Advisor to each Subsidiary. Each Fund is the sole shareholder of each respective Subsidiary and it is intended that each Fund will remain the sole shareholder and will continue to control each respective Subsidiary.

Investments in each Subsidiary are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in the Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduced its exposure to such investments which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund: The Subsidiaries, which are Cayman Islands exempted companies, were incorporated on October 12, 2010 and October 27, 2011, respectively, as wholly owned subsidiaries acting as an investment

239	December 31, 2012

Notes to Financial Statements

vehicle for the Funds in order to effect certain investments for the Funds consistent with the Funds’ investment objectives. As wholly-owned subsidiaries of the Funds, all assets and liabilities, income and expenses of the portfolios are consolidated in the financial statements and financial highlights of the Funds. As of December 31, 2012, net assets of the Commodity Long/Short Strategy Fund was $117,152,922 of which $25,294,302 or 21.59% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary and net assets of the Managed Futures Strategy Fund was $12,753,800 of which $2,911,289 or 22.83% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Commodity Long/Short Strategy Fund, the Emerging Markets Fund, the Endurance Long/Short Strategy Fund, the Focus Fund, the Global Credit Long/Short Fund, the International Small Companies Fund, the Managed Futures Strategy Fund, the Small Cap Equity Fund, the Tactical Enhanced Fund and the Tactical Growth Fund; quarterly for the Credit Analysis Long/Short Fund and the EM Corporate Debt Fund; and monthly for the International Dividend Fund, the Large Cap Dividend Fund and the Select EM Dividend Fund. Prior to May 1, 2012, dividends from net investment income, if any, were declared and paid annually for the Large Cap Dividend Fund and quarterly for the International Dividend Fund and the Select EM Dividend Fund. For all Funds, net realized capital gains, if any, are distributed annually. There is no guarantee that the companies held by the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITS held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains

December 31, 2012	240

Notes to Financial Statements

and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Forward Commodity Long/Short Strategy (Cayman) Fund Ltd. and the Forward Managed Futures Strategy (Cayman) Fund Ltd. (the “Subsidiaries”) are classified as a controlled foreign corporation under the Code. Therefore, the Forward Commodity Long/Short Strategy Fund and the Forward Managed Futures Strategy Fund (the “Funds”) are required to increase its taxable income by its share of the Subsidiaries income. Net losses of the Subsidiaries cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

As of December 31, 2012, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

ReFlow Transactions: During the period from January 1, 2012 to October 15, 2012, certain Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2012 are recorded in the Statement of Operations. Effective October 16, 2012, the Funds terminated their participation in Reflow.

241	December 31, 2012

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2012, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Credit Analysis Long/Short Fund	1.50%

EM Corporate Debt Fund	0.70% up to and including $500 million 0.64% over $500 million up to and including $1 billion 0.58% over $1 billion up to and including $5 billion 0.52% over $5 billion

Emerging Markets Fund	1.10%(a)

Endurance Long/Short Fund	1.50%

Focus Fund	0.75%

Global Credit Long/Short Fund	1.50%

International Dividend Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion

International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion

Large Cap Dividend Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion

Select EM Dividend Fund	1.10%

Small Cap Equity Fund	0.85%

Tactical Enhanced Fund	1.15%(b)

Tactical Growth Fund	1.15% up to and including $1 billion 1.05% over $1 billion

Commodity Long/Short Strategy Fund	1.00%(c)

Managed Futures Strategy Fund	1.00%(c)

(a) Prior to September 1, 2012, the Advisory Fees for the Emerging Markets Fund were the following annual rates, based on the Fund’s average daily net assets: 1.25% on assets up to and including $500 million, 1.20% on assets over $500 million up to and including $1 billion and 1.15% on assets over $1 billion.

(b) Prior to November 1, 2012, the Advisory Fees for the Tactical Enhanced Fund were the following annual rates, based on the Fund’s average daily net assets: 1.75% on assets up to and including $1 billion and 1.65% on assets over $1 billion.

(c) The Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund may invest a portion of its assets in separate wholly-owned Cayman subsidiaries. The Subsidiaries have entered into separate advisory agreements with Forward Management, LLC for the management of the Subsidiaries portfolios’ pursuant to which each Subsidiary is obligated to pay Forward Management a management fee at the same rate that the Fund pays Forward Management for services provided to the Fund. Forward Management is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Forward Management by the Subsidiary. This waiver arrangement may not be terminated by Forward Management as long as its advisory agreement with the Subsidiary is in place.

December 31, 2012	242

Notes to Financial Statements

The Trust and Forward Management have entered into investment sub-advisory agreements with Cedar Ridge Partners, LLC (“Cedar Ridge”) for the Credit Analysis Long/Short Fund; SW Asset Management, LLC (“SW”) for the EM Corporate Debt Fund and the Global Credit Long/Short Fund; Pictet Asset Management Ltd (“PAM Ltd”) for the International Small Companies Fund and Broadmark Asset Management, LLC (“Broadmark”) for the Tactical Growth Fund (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of December 31, 2012, based on each Fund’s average daily net assets:

FUND	SUB-ADVISORY FEE
Credit Analysis Long/Short Fund	1.00%

EM Corporate Debt Fund	0.35%

Global Credit Long/Short Fund	1.00%

International Small Companies Fund	0.60%

Tactical Growth Fund	0.60% up to and including $1 billion 0.55% over $1 billion

Effective September 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for the Emerging Markets Fund. The Fund is now advised solely by Forward Management.

Effective November 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Broadmark Asset Management, LLC, for investment sub-advisory services provided for the Tactical Enhanced Fund. The Fund is now advised solely by Forward Management.

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, expenses of the subsidiary and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	CLASS A	CLASS C	CLASS M	CLASS Z	END DATE
Credit Analysis Long/Short Fund	1.99%	1.64%	2.14%	2.59%	1.64%	N/A	April 30, 2013
EM Corporate Debt Fund	1.39%	0.99%	N/A	1.94%	N/A	N/A	April 30, 2013
Emerging Markets Fund(a)	1.79%	1.39%	N/A	N/A	1.39%	N/A	April 30, 2013
Endurance Long/Short Fund	2.34%	1.99%	N/A	N/A	N/A	N/A	April 30, 2013
Focus Fund(b)	1.39%	1.04%	N/A	N/A	N/A	N/A	April 30, 2013
Global Credit Long/Short Fund	2.39%	1.99%	N/A	2.99%	1.99%	N/A	April 30, 2013
International Dividend Fund(c)	1.34%	0.99%	N/A	1.94%	0.99%	N/A	April 30, 2013
Large Cap Dividend Fund(d)	1.24%	0.89%	1.39%	N/A	N/A	N/A	April 30, 2013
Select EM Dividend Fund	1.79%	1.39%	N/A	2.39%	1.39%	N/A	April 30, 2013
Small Cap Equity Fund(e)	1.39%	1.09%	N/A	N/A	1.09%	N/A	April 30, 2013
Tactical Enhanced Fund(f)	1.84%	1.49%	1.99%	2.44%	1.49%	N/A	April 30, 2013
Managed Futures Strategy Fund	1.70%	1.35%	N/A	2.30%	N/A	1.30%	April 30, 2013

243	December 31, 2012

Notes to Financial Statements

(a) From January 1, 2012 to April 30, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Emerging Markets Fund’s Investor Class, Institutional Class and Class M shares’ operating expenses to an annual rate of 1.79%, 1.39% and 1.39%, respectively. From May 1, 2012 to August 31, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Emerging Markets Fund’s Investor Class, Institutional Class and Class M shares’ operating expenses to an annual rate of 1.89%, 1.49% and 1.49%, respectively.

(b) From January 1, 2012 to April 30, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Focus Fund’s Investor Class, Institutional Class and Class A shares’ operating expenses to an annual rate of 1.34%, 0.99% and 1.49%, respectively. Effective November 30, 2012, Class A shares of the Fund were terminated and converted to Investor Class shares.

(c) From January 1, 2012 to April 30, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the International Dividend Fund’s Investor Class, Institutional Class and Class M shares’ operating expenses to an annual rate of 1.49%, 1.14% and 1.14%, respectively. The Fund began offering Class C shares on July 31, 2012.

(d) From January 1, 2012 to April 30, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Large Cap Dividend Fund’s Investor Class, Institutional Class and Class A shares’ operating expenses to an annual rate of 1.34%, 0.99% and 1.49%, respectively.

(e) From January 1, 2012 to April 30, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Small Cap Equity Fund’s Investor Class, Institutional Class, Class A and Class M shares’ operating expenses to an annual rate of 1.29%, 0.99%, 1.34% and 0.99%, respectively. Effective November 30, 2012, Class A shares of the Fund were terminated and converted to Investor Class shares.

(f) From January 1, 2012 to October 31, 2012, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Tactical Enhanced Fund’s Investor Class, Institutional Class, Class A, Class C and Class M shares’ operating expenses to an annual rate of 2.34%, 1.99%, 2.49%, 2.94% and 1.99%, respectively.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred, or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2012, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Credit Analysis Long/Short Fund
Investor Class	$228,708	$0	$228,708
Institutional Class	95,394	0	95,394
Class A	7,544	0	7,544
Class C	19,320	0	19,320
Class M	45,632	0	45,632
EM Corporate Debt Fund
Investor Class	11,751	0	11,751
Institutional Class	4,642	0	4,642
Class C	1,187	0	1,187
Emerging Markets Fund
Investor Class	129,144	0	129,144
Institutional Class	141,303	0	141,303
Class M	9,870	0	9,870
Endurance Long/Short Fund
Investor Class	3,194	0	3,194
Institutional Class	35,482	0	35,482

December 31, 2012	244

Notes to Financial Statements

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Focus Fund
Investor Class	$6,759	$0	$6,759
Institutional Class	26,540	0	26,540
Class A(a)	10,421	0	10,421
Global Credit Long/Short Fund
Investor Class	24,193	0	24,193
Institutional Class	33,679	0	33,679
Class C	21,382	0	21,382
Class M	21,458	0	21,458
International Dividend Fund
Investor Class	43,987	0	43,987
Institutional Class	142,684	0	142,684
Class C	438	0	438
Class M	13,851	0	13,851
Large Cap Dividend Fund
Investor Class	906	0	906
Institutional Class	31,985	0	31,985
Class A	51,396	0	51,396
Select EM Dividend Fund
Investor Class	25,105	0	25,105
Institutional Class	60,143	0	60,143
Class C	6,314	0	6,314
Class M	8,873	0	8,873
Small Cap Equity Fund
Investor Class	80,190	0	80,190
Institutional Class	36,194	0	36,194
Class A(b)	1,854	0	1,854
Class M	8,254	0	8,254
Tactical Enhanced Fund
Investor Class	31,432	0	31,432
Institutional Class	28,004	0	28,004
Class A	6,916	0	6,916
Class C	5,849	0	5,849
Class M	238	0	238
Tactical Growth Fund
Investor Class	N/A	(1,021)	(1,021)
Institutional Class	N/A	(1,483)	(1,483)
Class A	N/A	(85)	(85)
Class C	N/A	(461)	(461)
Class M	N/A	(864)	(864)
Managed Futures Strategy Fund
Investor Class	7,441	0	7,441
Institutional Class	6,519	0	6,519
Class C	6,513	0	6,513
Class Z	46,156	0	46,156

(a) Effective November 30, 2012, Class A shares of the Focus Fund were terminated and converted to Investor Class shares.

(b) Effective November 30, 2012, Class A shares of the Small Cap Equity Fund were terminated and converted to Investor Class shares.

245	December 31, 2012

Notes to Financial Statements

As of December 31, 2012, the balances of recoupable expenses for each Fund were as follows:

FUND	2010	2011	2012	TOTAL
Credit Analysis Long/Short Fund
Investor Class	$224,852	$224,150	$228,708	$677,710
Institutional Class	20,942	46,411	95,394	162,747
Class A	2,641	3,274	7,544	13,459
Class C	21,242	23,909	19,320	64,471
Class M	4,306	7,943	45,632	57,881
EM Corporate Debt Fund
Investor Class	29,658	44,114	11,751	85,523
Institutional Class	84,988	50,200	4,642	139,830
Class C	15,710	11,700	1,187	28,597
Emerging Markets Fund
Investor Class	93,403	180,588	129,144	403,135
Institutional Class	489,489	236,534	141,303	867,326
Class M	501	873	9,870	11,244
Endurance Long/Short Fund
Investor Class	—	—	3,194	3,194
Institutional Class	—	—	35,482	35,482
Focus Fund
Investor Class	9,758	4,525	6,759	21,042
Institutional Class	35,885	19,188	26,540	81,613
Global Credit Long/Short Fund
Investor Class	—	7,653	24,193	31,846
Institutional Class	—	7,717	33,679	41,396
Class C	—	7,560	21,382	28,942
Class M	—	7,569	21,458	29,027
International Dividend Fund
Investor Class	96,183	49,213	43,987	189,383
Institutional Class	23,105	49,662	142,684	215,451
Class C	—	—	438	438
Class M	—	201	13,851	14,052
Large Cap Dividend Fund
Investor Class	—	124	906	1,030
Institutional Class	4,291	20,022	31,985	56,298
Class A	50,187	50,269	51,396	151,852
Select EM Dividend Fund
Investor Class	—	6,226	25,105	31,331
Institutional Class	—	45,397	60,143	105,540
Class C	—	3,980	6,314	10,294
Class M	—	4,468	8,873	13,341
Small Cap Equity Fund
Investor Class	—	200,205	80,190	280,395
Institutional Class	—	152,991	36,194	189,185
Class M	—	212	8,254	8,466
Tactical Enhanced Fund
Investor Class	—	14,764	31,432	46,196
Institutional Class	—	21,125	28,004	49,129
Class A	—	2,220	6,916	9,136
Class C	—	3,242	5,849	9,091
Class M	—	32	238	270

December 31, 2012	246

Notes to Financial Statements

FUND	2010	2011	2012	TOTAL
Commodity Long/Short Strategy Fund
Investor Class	—	$4,817	—	$4,817
Institutional Class	—	7,194	—	7,194
Class C	—	411	—	411
Class M	—	356	—	356
Class Z	—	854	—	854
Managed Futures Strategy Fund
Investor Class	—	—	$7,441	7,441
Institutional Class	—	—	6,519	6,519
Class C	—	—	6,513	6,513
Class Z	—	—	46,156	46,156

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares.

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, up to 0.25% of the Fund’s average daily net assets attributable to Class C shares and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Distributor, Administrator, Transfer Agent & Custodian:

Effective April 16, 2012, Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. Prior to April 16, 2012, ALPS Distributors, Inc. served as the Funds’ distributor.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

Citibank is the Funds’ custodian. Prior to November 27, 2012, BBH was the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2012, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds will pay each Independent Trustee a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee will receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

247	December 31, 2012

Notes to Financial Statements

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2012, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Credit Analysis Long/Short Fund
Investor	National Financial Services Corp.	26.06%
	Charles Schwab & Co., Inc.	21.46%
	LPL Financial Services	13.88%
	Pershing LLC	5.74%

Institutional Class	National Financial Services Corp.	38.28%
	Pershing LLC	21.70%
	Charles Schwab & Co., Inc.	12.28%
	TD Ameritrade, Inc.	10.56%
	Forward Management, LLC	5.24%

Class A	Merrill Lynch Pierce Fenner & Smith	40.79%
	Pershing LLC	17.94%
	Wells Fargo Investments, LLC	12.66%
	UBS Financial Services Inc.	5.67%
	Forward Management, LLC	5.55%

Class C	National Financial Services Corp.	22.73%
	Wells Fargo Investments, LLC	19.53%
	Merrill Lynch Pierce Fenner & Smith	13.13%
	Pershing LLC	13.04%

Class M	Wells Fargo Investments, LLC	58.34%
	Merrill Lynch Pierce Fenner & Smith	33.45%

EM Corporate Debt Fund
Investor Class	National Financial Services Corp.	68.25%
	Genworth Financial Trust	22.88%

FUND	NAME	PERCENTAGE
EM Corporate Debt Fund (continued)
Institutional Class	Gerlach & Co., LLC	86.59%
	U.S. Bank NA	6.90%

Class C	Forward Management, LLC	65.37%
	Pershing LLC	19.46%
	National Financial Services Corp.	5.67%

Emerging Markets Fund
Investor Class	Charles Schwab & Co., Inc.	33.50%
	National Financial Services Corp.	15.59%
	Lincoln Financial Advisors	5.90%
	E*Trade Clearing LLC	5.00%

Institutional Class	National Financial Services Corp.	21.66%
	MSCS Financial Services Trust	21.35%
	Charles Schwab & Co., Inc.	21.26%
	Wells Fargo Investments, LLC	9.01%

Class M	Wells Fargo Investments, LLC	73.09%
	Charles Schwab & Co., Inc.	26.91%

Endurance Long/Short Fund
Investor Class	Forward Management, LLC	95.05%

Institutional Class	JP Morgan	53.14%
	Forward Management, LLC	22.29%
	Gerlach & Co., LLC	17.82%

December 31, 2012	248

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Focus Fund
Investor Class	Morgan Stanley	91.38%

Institutional Class	Morgan Stanley	40.62%
	MSCS Financial Services Trust	28.68%
	Gerlach & Co., LLC	13.30%
	HillsTrust	11.70%
	Charles Schwab & Co., Inc.	5.58%

Global Credit Long/Short Fund
Investor Class	Forward Management, LLC	62.86%
	TD Ameritrade, Inc.	25.55%

Institutional Class	Gerlach & Co., LLC	66.14%
	Forward Management, LLC	28.54%

Class C	Forward Management, LLC	97.99%

Class M	Forward Management, LLC	100.00%

International Dividend Fund
Investor Class	Genworth Financial Trust	64.27%
	Pershing LLC	10.11%
	TD Ameritrade, Inc.	8.96%
	National Financial Services Corp.	6.40%

Institutional Class	Gerlach & Co., LLC	71.72%
	MSCS Financial Services Trust	9.31%
	National Financial Services Corp.	7.44%

Class C	Morgan Stanley	66.08%
	Pershing LLC	29.40%

Class M	Morgan Stanley	95.48%

International Small Companies Fund
Investor Class	Charles Schwab & Co., Inc.	31.91%
	National Financial Services Corp.	16.60%
	Pershing LLC	13.57%
	E*Trade Clearing LLC	17.36%
	LPL Financial Services	6.13%

Institutional Class	National Financial Services Corp.	40.21%
	Charles Schwab & Co., Inc.	34.79%
	Pershing LLC	13.54%
	Wells Fargo Investments, LLC	5.63%

Class M	Wells Fargo Investments, LLC	99.32%

Large Cap Dividend Fund
Investor Class	National Financial Services Corp.	95.69%

Institutional Class	MSCS Financial Services Trust	30.27%
	HillsTrust	22.07%
	Gerlach & Co., LLC	16.86%

FUND	NAME	PERCENTAGE
Large Cap Dividend Fund (continued)
	SEI Private Trust Co.	13.37%

Class A	Morgan Stanley	84.90%

Select EM Dividend Fund
Investor Class	Genworth Financial Trust	49.68%
	TD Ameritrade, Inc.	15.38%
	Pershing LLC	9.33%
	Forward Management, LLC	5.10%

Institutional	Gerlach & Co., LLC	98.99%

Class C	Forward Management, LLC	90.23%
	LPL Financial Services	9.77%

Class M	Forward Management, LLC	52.70%
	Charles Schwab & Co., Inc.	44.67%

Small Cap Equity Fund
Investor Class	Charles Schwab & Co., Inc.	24.28%
	National Financial Services Corp.	23.59%
	Pershing LLC	9.11%
	Morgan Stanley	7.06%

Institutional	Charles Schwab & Co., Inc.	37.93%
	LPL Financial Services	15.80%
	Morgan Stanley	9.54%
	National Financial Services Corp.	9.46%
	Wells Fargo Investments, LLC	8.52%
	Pershing LLC	6.80%

Class M	Wells Fargo Investments, LLC	94.05%

Tactical Enhanced Fund
Investor Class	Charles Schwab & Co., Inc.	51.88%
	National Financial Services Corp.	16.53%
	TD Ameritrade, Inc.	16.10%
	Pershing LLC	5.41%

Institutional Class	National Financial Services Corp.	34.83%
	TD Ameritrade, Inc.	29.79%
	Pershing LLC	25.79%

Class A	National Financial Services Corp.	84.15%
	Pershing LLC	13.45%

Class C	Stifel Nicolaus & Co.	44.64%
	National Financial Services Corp.	39.45%
	LPL Financial Services	8.04%
	Pershing LLC	5.17%

Class M	LPL Financial Services	61.86%
	Forward Management, LLC	38.14%

249	December 31, 2012

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Tactical Growth Fund
Investor Class	National Financial Services Corp.	48.40%
	Charles Schwab & Co., Inc.	16.65%
	Pershing LLC	13.25%
	LPL Financial Services	8.51%

Institutional Class	National Financial Services Corp.	29.91%
	Charles Schwab & Co., Inc.	24.43%
	Pershing LLC	12.37%
	Wells Fargo Investments, LLC	7.51%
	TD Ameritrade, Inc.	5.07%

A Class	Morgan Stanley	39.59%
	Pershing LLC	7.47%

C Class	Morgan Stanley	61.17%
	Pershing LLC	6.26%
	Wells Fargo Investments, LLC	6.00%
	National Financial Services Corp.	5.00%

Class M	Morgan Stanley	49.57%
	Wells Fargo Investments, LLC	45.23%

Commodity Long/Short Strategy Fund
Investor Class	National Financial Services Corp.	60.99%
	Pershing LLC	11.77%
	Charles Schwab & Co., Inc.	9.47%
	TD Ameritrade, Inc.	6.70%
	LPL Financial Services	6.13%

FUND	NAME	PERCENTAGE
Commodity Long/Short Strategy Fund (continued)
Institutional Class	MSCS Financial Services Trust	34.37%
	Charles Schwab & Co., Inc.	30.10%
	National Financial Services Corp.	28.54%

Class C	Morgan Stanley	45.32%
	Pershing LLC	28.65%
	National Financial Services Corp.	12.11%
	Stifel Nicolaus & Co.	5.72%

Class M	Morgan Stanley	93.64%
	Merrill Lynch Pierce Fenner & Smith	5.43%

Class Z	Gerlach & Co., LLC	100.00%

Managed Futures Strategy Fund
Investor Class	Forward Management, LLC	79.95%
	National Financial Services Corp.	13.28%
	Charles Schwab & Co., Inc.	5.21%

Institutional Class	Forward Management, LLC	92.55%
	Charles Schwab & Co., Inc.	7.45%

Class C	Forward Management, LLC	86.76%
	National Financial Services Corp.	7.32%

Class Z	Gerlach & Co., LLC	100.00%

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2012, excluding U.S Government Obligations, short-term investments, and short sales were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Credit Analysis Long/Short Fund	$649,969,532	$284,049,005
EM Corporate Debt Fund	260,990,927	89,297,929
Emerging Markets Fund	42,644,266	81,715,010
Endurance Long/Short Fund	11,910,558	8,267,778
Focus Fund	2,005,410	1,298,973
Global Credit Long/Short Fund	16,165,988	13,778,770
International Dividend Fund	177,411,035	53,953,228
International Small Companies Fund	237,812,660	419,978,258
Large Cap Dividend Fund	14,240,453	8,215,436
Select EM Dividend Fund	52,697,674	15,066,314
Small Cap Equity Fund	51,427,913	67,417,818
Tactical Enhanced Fund	229,920,285	189,885,267
Tactical Growth Fund	473,175,200	473,789,986
Commodity Long/Short Strategy Fund	43,984,742	33,130,815
Managed Futures Strategy Fund	6,845,389	363,101

December 31, 2012	250

Notes to Financial Statements

Investment transactions in U.S. Government Obligations for the year ended December 31, 2012 were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Commodity Long/Short Strategy Fund	$59,218,612	$63,501,324

9. Tax Basis Information

Reclassifications: At December 31, 2012, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/ (LOSS)
Credit Analysis Long/Short Fund	$2,822	$10,240	$(13,062)
EM Corporate Debt Fund	(1)	612,785	(612,784)
Emerging Markets Fund	—	143,823	(143,823)
Endurance Long/Short Fund	(64,446)	61,840	2,606
Focus Fund	—	—	—
Global Credit Long/Short Fund	(1)	46,577	(46,576)
International Dividend Fund	1	(42,501)	42,500
International Small Companies Fund	—	251,164	(251,164)
Large Cap Dividend Fund	(7,152)	232	6,920
Select EM Dividend Fund	—	(19,640)	19,640
Small Cap Equity Fund	48,533	84,112	(132,645)
Tactical Enhanced Fund	—	428,504	(428,504)
Tactical Growth Fund	(7,500,458)	13,599,591	(6,099,133)
Commodity Long/Short Strategy Fund	(40,596,569)	1,109,259	39,487,310
Managed Futures Strategy Fund	(2,210,324)	153,405	2,056,919

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

FUND
Endurance Long/Short Fund	$64,231
Small Cap Equity Fund	84,112
Tactical Growth Fund	7,500,454
Commodity Long/Short Strategy Fund	424,747

Tax Basis of Investments: As of December 31, 2012, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Analysis Long/Short Fund	$662,344,800	$32,411,939	$(6,784,380)	$25,627,559
EM Corporate Debt Fund	187,156,193	6,670,197	(2,658,239)	4,011,958
Emerging Markets Fund	9,451,512	1,222,876	(99,228)	1,123,648
Endurance Long/Short Fund	3,689,722	248,774	(87,310)	161,464
Focus Fund	8,091,868	1,760,711	(111,828)	1,648,883
Global Credit Long/Short Fund	6,560,978	252,518	(288,059)	(35,541)
International Dividend Fund	128,724,799	13,059,088	(3,105,631)	9,953,457
International Small Companies Fund	124,049,533	32,104,370	(4,809,100)	27,295,270

251	December 31, 2012

Notes to Financial Statements

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Large Cap Dividend Fund	$17,914,746	$3,010,366	$(342,586)	$2,667,780
Select EM Dividend Fund	43,974,537	3,506,930	(1,222,683)	2,284,247
Small Cap Equity Fund	31,559,645	3,329,676	(1,759,473)	1,570,203
Tactical Enhanced Fund	40,406,566	562,233	—	562,233
Tactical Growth Fund	734,519,441	5,983,216	(1,236,112)	4,747,104
Commodity Long/Short Strategy Fund	88,224,492	803,762	(182,956)	620,806
Managed Futures Strategy Fund	6,483,860	41,884	(8,218)	33,666

Capital Losses: As of December 31, 2012, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

FUND	EXPIRING IN 2016	EXPIRING IN 2017
EM Corporate Debt Fund	—	$51,786
International Dividend Fund(a)	—	2,145,728
International Small Companies Fund	$53,538,269	179,253,577
Large Cap Dividend Fund	—	1,991,198
Small Cap Equity Fund(a)	4,805,443	32,891,767

Capital loss carryovers used during the period ended December 31, 2012, were:

FUND	AMOUNT
Small Cap Equity Fund	$1,347,188

(a) Subject to limitations under §382 of the Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the charter of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The Funds have adopted the noted provisions of the Act for the period ending December 31, 2012.

December 31, 2012	252

Notes to Financial Statements

Post-Enactment Capital Losses*

Capital losses deferred to the next tax year were as follows:

FUND	SHORT-TERM	LONG-TERM
EM Corporate Debt Fund	$849,126	$387,263
Emerging Markets Fund	1,859,917	—
Endurance Long/Short Fund	36,305	4,179
Focus Fund	84,533	108,869
International Dividend Fund	2,057,084	239,208
International Small Companies Fund	1,659,396	—
Large Cap Dividend Fund	324,809	30,145
Select EM Dividend Fund	1,799,005	349,133
Commodity Long/Short Strategy Fund	362,380	48,390

The Fund elects to defer to the period ending December 31, 2013, capital losses recognized during the period November 1, 2012 to December 31, 2012 in the amount of:

FUND	AMOUNT
Endurance Long/Short Fund	$48,047
Global Credit Long/Short Fund	242,873
International Dividend Fund	1,398,050
Large Cap Dividend Fund	189,721
Select EM Dividend Fund	420,107
Small Cap Equity Fund	312,679
Tactical Growth Fund	8,646,916
Commodity Long/Short Strategy Fund	18,011

The Fund elects to defer to the period ending December 31, 2013, late year ordinary losses recognized during the period November 1, 2012 to December 31, 2012 in the amount of:

FUND	AMOUNT
Emerging Markets Fund	$668
Endurance Long/Short Fund	64
Select EM Dividend Fund	22,322

*Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Tax Basis of Distributable Earnings: At December 31, 2012 the following components of accumulated earnings on a tax basis were as follows:

	CREDIT ANALYSIS LONG/SHORT FUND	EM CORPORATE DEBT FUND	EMERGING MARKETS FUND	ENDURANCE LONG/SHORT FUND
Post-October losses	—	—	—	$(48,047)
Late year ordinary losses	—	—	$(668)	(64)
Accumulated capital loss Carryforwards	—	$(1,288,175)	(1,859,917)	(40,484)
Undistributed ordinary income	$2,930,952	253,631	32,953	—
Undistributed capital gains	1,400,198	—	—	—

253	December 31, 2012

Notes to Financial Statements

	CREDIT ANALYSIS LONG/SHORT FUND (continued)	EM CORPORATE DEBT FUND (continued)	EMERGING MARKETS FUND (continued)	ENDURANCE LONG/SHORT FUND (continued)
Net unrealized appreciation/(depreciation) of F/X/ securities sold short/swap contracts/written option contracts/futures contracts	$(2,770,944)	$(476,600)	$(187)	$16,948
Net unrealized appreciation on investments	25,627,559	4,011,958	1,123,648	161,464
Other cumulative effect of timing differences	(259,758)	438,888	—	(26,307)

Total distributable earnings	$26,928,007	$2,939,702	$(704,171)	$63,510

	FOCUS FUND	GLOBAL CREDIT LONG/SHORT FUND	INTERNATIONAL DIVIDEND FUND	INTERNATIONAL SMALL COMPANIES FUND
Post-October losses	—	$(242,873)	$(1,398,050)	—
Accumulated capital loss Carryforwards	$(193,402)	—	(4,442,020)	$(234,451,242)
Undistributed ordinary income	6,935	7,490	109,654	184,347
Net unrealized appreciation/(depreciation) of F/X/ securities sold short/swap contracts	—	(392,911)	274	(4,670)
Net unrealized appreciation/(depreciation) on investments	1,648,883	(35,541)	9,953,457	27,295,270
Other cumulative effect of timing differences	—	305,419	3,584	2,039

Total distributable earnings	$1,462,416	$(358,416)	$4,226,899	$(206,974,256)

	LARGE CAP DIVIDEND FUND	SELECT EM DIVIDEND FUND	SMALL CAP EQUITY FUND	TACTICAL ENHANCED FUND
Post-October losses	$(189,721)	$(420,107)	$(312,679)	—
Late year ordinary losses	—	(22,322)	—	—
Accumulated capital loss Carryforwards	(2,346,152)	(2,148,138)	(37,697,210)	—
Undistributed ordinary income	—	—	—	$373,022
Net unrealized appreciation/(depreciation) of F/X/futures contracts	—	(62)	40,019	—
Net unrealized appreciation on investments	2,667,780	2,284,247	1,570,203	562,233
Other cumulative effect of timing differences	—	—	(40,019)	—

Total distributable earnings	$131,907	$(306,382)	$(36,439,686)	$935,255

	TACTICAL GROWTH FUND	COMMODITY LONG/SHORT STRATEGY FUND	MANAGED FUTURES STRATEGY FUND
Post-October losses	$(8,646,916)	$(18,011)	—
Accumulated capital loss Carryforwards	—	(410,770)	—
Undistributed ordinary income	—	—	$5,007
Undistributed capital gains	—	—	5,463
Net unrealized appreciation/(depreciation) of swap contracts/futures contracts	(263,725)	(4,277,568)	44,493
Net unrealized appreciation on investments	4,747,104	620,806	33,666
Other cumulative effect of timing differences	1,498,287	—	—

Total distributable earnings	$(2,665,250)	$(4,085,543)	$88,629

December 31, 2012	254

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2012, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Credit Analysis Long/Short Fund	$14,195,148	$2,445,869	—
EM Corporate Debt Fund	6,374,095	—	—
Emerging Markets Fund	100,000	662,659	—
Focus Fund	85,160	27,553	—
Global Credit Long/Short Fund	434,058	—	—
International Dividend Fund	4,986,870	—	—
International Small Companies Fund	2,949,998	—	—
Large Cap Dividend Fund	826,768	—	$60,007
Select EM Dividend Fund	922,606	—	8,580
Tactical Enhanced Fund	530,001	1,465,343	—
Tactical Growth Fund	—	31,748,342	—
Managed Futures Strategy Fund	1,571	—	—

The tax character of distributions paid for the year ended December 31, 2011, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Credit Analysis Long/Short Fund	$7,849,892	$409,851	—
EM Corporate Debt Fund	2,749,836	—	—
Emerging Markets Fund	9,078,057	19,075,980	—
Focus Fund	253,678	670,121	—
Global Credit Long/Short Fund	164,218	—	—
International Dividend Fund	465,617	—	—
International Small Companies Fund	5,151,515	—	—
Large Cap Dividend Fund	561,000	—	—
Select EM Dividend Fund	334,866	—	$2,543
Tactical Enhanced Fund	—	55,210	—
Tactical Growth Fund	—	5,087,354	—
Commodity Long/Short Strategy Fund	1,762,211	—	15,048

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believes the adoption of these ASUs will not have a material impact on its financial statements.

255	December 31, 2012

Notes to Financial Statements

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to the Large Cap Dividend Fund (the “Fund”) only:

At a meeting of the Board of Trustees, held on December 12-13, 2012, the Trustees, including all of the independent Trustees, approved, on behalf of the Fund: (i) a change of name of the Fund, to be effective February 20, 2013; (ii) changes to the principal investment strategies and principal risks of the Fund, to be effective February 20, 2013; and (iii) a change of benchmark index for the Fund, to be effective February 20, 2013.

Change of Name: Effective February 20, 2013, the name of the Fund will be changed to the “Forward Global Dividend Fund.”

Change to Principal Investment Strategies: Effective February 20, 2013, the Fund’s Principal Investment Strategies will be as follows:

Principal Investment Strategies: Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities of dividend paying companies. The Fund normally will invest its assets in a minimum of five countries and at least 40% of its net assets in the securities of issuers located outside the U.S., including in issuers located in emerging markets and frontier markets. An issuer of a security generally will be considered to be located in a particular non-U.S. country, including an emerging market country or frontier market country, if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or maintains its principal place of business in, the country; (ii) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in the country; or (iii) the issuer has at least 50% of its assets in the country. The Fund may invest in securities of any market capitalization.

The Fund invests a substantial amount of its assets in foreign securities which are denominated in foreign currencies. Forward Management, LLC (“Forward Management” or the “Advisor”) generally chooses not to hedge the Fund’s currency exposure.

The Advisor selects investments based on their fundamental quality, dividend yield, dividend growth potential, valuation and anticipated price appreciation. The Advisor typically employs a novel proprietary statistical measurement of relative dividend yield to identify attractive investment opportunities. The Advisor draws on both internal and external resources to assess industry dynamics, business franchise/management strategy, financial analysis and valuation. Additionally, the Advisor may employ a dividend-capture strategy. A dividend-capture strategy is an income producing strategy in which a particular security that is expected to pay a dividend in the near-term is purchased, the security is held until its dividend is paid, and then the security is sold in order to purchase another security that is expected to pay a dividend in the near-term.

In order to reduce transaction costs, the Advisor will purchase futures to manage the Fund’s cash holdings by gaining exposure to the types of securities and instruments in which the Fund primarily invests. The Advisor may purchase high grade short term fixed income securities to serve as collateral for futures purchased.

Addition of Principal Risks: Effective February 20, 2013, the following Fund’s principal risks shall be added:

Currency Transactions: A security denominated in a foreign currency will fluctuate if there is a change in currency exchange rates or exchange

December 31, 2012	256

Notes to Financial Statements

control regulations, and adverse fluctuations will reduce the value of the Fund’s shares. Conversion between currencies can result in additional costs for the Fund and conversion may be limited by certain foreign countries. Fund managers are authorized to hedge against currency risks but are not required to do so.

Depositary Receipts: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Emerging Market and Frontier Market Securities: Emerging market and frontier market securities present greater investment risks than investing in the securities of U.S. companies. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Foreign Securities: Foreign securities present greater investment risks than investing in the securities of U.S. companies. These risks include unstable political, social and economic conditions, greater illiquidity and volatility, currency exchange rate fluctuations, foreign exchange controls, different laws and legal systems, and less availability of information about issuers.

Overseas Exchanges: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Change of Benchmark Index: Effective February 20, 2013, the MSCI All Country World Index replaced the S&P 500 Index as the Fund’s benchmark index. Forward Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies.

The following information applies to Class M shares offered by the Trust:

Effective May 1, 2013, Class M shares will be renamed Advisor Class shares.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2012. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2012 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

257	December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Focus Fund, Forward Global Credit Long/Short Fund, Forward International Dividend Fund, Forward International Small Companies Fund, Forward Large Cap Dividend Fund, Forward Select EM Dividend Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund (the “Funds”) at December 31, 2012 and the results of each of their operations, the changes in each of their net assets, the cash flows, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 27, 2013

December 31, 2012	258

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Emerging Markets Fund, Focus Fund, Credit Analysis Long/Short Fund, Tactical Growth Fund, and Tactical Enhanced Fund designate $662,658, $27,553, $2,445,897, $31,748,338, and $1,465,343, respectively, as long-term capital gain dividends.

The International Dividend Fund, Emerging Markets Fund, International Small Companies Fund, Focus Fund, Large Cap Dividend Fund, Credit Analysis Long/Short Fund, and Select EM Dividend Fund designate 30.59%, 100.00%, 84.58%, 100.00%, 51.19%, 0.45%, and 36.29%, respectively, of the income dividends distributed between January 1, 2012 and December 31, 2012, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the International Dividend Fund, Focus Fund, Large Cap Dividend Fund, Credit Analysis Long/Short Fund, and Select EM Dividend Fund designate 2.31%, 69.35%, 50.88%, 0.45%, and 1.11%, respectively, of the ordinary income dividends distributed between January 1, 2012 and December 31, 2012, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the International Dividend Fund, Emerging Markets Fund, International Small Companies Fund, and Select EM Dividend Fund designate, $214,423, $120,639, $135,928, and $54,504, respectively, as foreign taxes paid, and, $3,045,468, $939,954, $4,386,030, and $728,206, respectively, as foreign source income earned between January 1, 2012 and December 31, 2012.

During the year ended December 31, 2012, 84.09% of the dividend paid by the Credit Analysis Long/Short Fund from net investment income should be treated as tax-exempt dividends.

259	December 31, 2012

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 12-13, 2012, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 12-13, 2012 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Broadmark Capital Management, LLC	Forward Tactical Enhanced Fund[1] Forward Tactical Growth Fund
Cedar Ridge Partners, LLC	Forward Credit Analysis Long/Short Fund
Pictet Asset Management Limited	Forward International Small Companies Fund (non-cash portion)
SW Asset Management, LLC	Forward EM Corporate Debt Fund Forward Global Credit Long/Short Fund

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee, sub-advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and each Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

1 The sub-advisory agreement for the Forward Tactical Enhanced Fund was terminated effective November 1, 2012. Forward Management has directly managed the Fund since November 1, 2012.

December 31, 2012	260

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of the Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Global Credit Long/Short Fund, Forward International Small Companies Fund, Forward Tactical Enhanced Fund and Forward Tactical Growth Fund. Forward Management directly manages the other Funds and the cash portion of the Forward International Small Companies Fund without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

Advisory Agreement The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward

Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers”, and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor

261	December 31, 2012

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had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreements.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Forward Commodity Long/Short Strategy Fund outperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2012;

•	The Forward Credit Analysis Long/Short Fund outperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2012;

•	The Forward EM Corporate Debt Fund underperformed the comparable funds within its Morningstar Category for the one-and three-year periods ended June 30, 2012;

•

The Forward Emerging Markets Fund underperformed the comparable funds within its Morningstar Category during the one- and three-year period ended June 30, 2012, performed at the median of comparable funds within its Morningstar Category during the five-year period ended June 30, 2012, and outperformed the comparable funds within its Morningstar Category for the ten-year period ended June 30, 2012. It was noted that Forward Management took over the day-to-day management of this Fund in September 2012;

December 31, 2012	262

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

•

The Forward Focus Fund underperformed the comparable funds within its Morningstar Category during the one- and three-year period ended June 30, 2012, and outperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2012. It was noted that Forward Management took over the day-to-day management of this Fund in October 2010;

•	The Forward Large Cap Dividend Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2012;

•

The Forward International Dividend Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, and ten-year periods ended June 30, 2012, and underperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2012. It was noted that Forward Management took over the day-to-day management of this Fund in December 2008;

•	The Forward International Small Companies Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012;

•	The Forward Select EM Dividend Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2012;

•	The Forward Small Cap Equity Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012;

•	The Forward Tactical Enhanced Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2012; and
•	The Forward Tactical Growth Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2012.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board noted that the Forward Endurance Long/Short Fund, Forward Global Credit Long/Short Fund, and Forward Managed Futures Strategy Fund have not been ranked by Morningstar as of June 30, 2012. The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the

263	December 31, 2012

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2011, but a strong balance sheet and a demonstrated commitment to new product support. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and to combine series of the Trust when appropriate.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, except as discussed below, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that it had received information about the fees charged by Forward Management for investment accounts managed using strategies similar to the Forward Focus Fund, Forward International Dividend Fund, Forward Large Cap Dividend Fund, Forward Small Cap Equity Fund and Forward Tactical Growth Fund. The Board considered that there were differences between these accounts and the Funds, including differences in the management style, level of services provided, compliance responsibilities and the frequency and amount of inflows and outflows. The Board noted that the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

December 31, 2012	264

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board noted that potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits, which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements are in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

265	December 31, 2012

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 65	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (since 2006); Director of Near East Foundation (since 2007).	34	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Age: 76	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	34	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Age: 82	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	34	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (since 2002); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

Cecilia H. Herbert Age: 63	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2005 to 2010); Chair, Thacher School Finance Committee (2005 to 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	34	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

December 31, 2012	266

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Julie Allecta Age: 66	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Vice President and Director, Audubon Canyon Ranch, Inc. (since 2009).	34	None

A. John Gambs Age: 67	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, Sand Francisco Classical Voice (since 2001); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2001); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (since 1997).	34	None

267	December 31, 2012

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 50	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (since 2001); Chief Executive Officer of Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Chief Executive Officer of Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director of Legato Capital Management, an investment services company (2004 to 2009); Director FOLIOfn, Inc. (since 2002); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (since 2010).	34	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

December 31, 2012	268

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Age: 63	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Age: 64	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Age: 49	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

269	December 31, 2012

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2012	270

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Extended MarketPlus Fund

Forward Focus Fund

Forward Frontier Strategy Fund

Forward Global Credit Long/Short Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Dividend Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Alternatives Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD004448 031514

Annual Report December 31, 2012
Forward Global Infrastructure Fund Forward International Real Estate Fund Forward Real Estate Fund Forward Real Estate Long/Short Fund Forward Select Income Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2012

1

Shareholder Update	December 31, 2012

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

In 2012, investors were challenged by uncertainties on many fronts—the election and its fallout, the ongoing fiscal cliff drama, the European debt crisis and the slowing of global economic growth, not to mention the continuing risk-on/risk-off environment. It appears that 2013 may bring more of the same. No wonder investors continue to find it difficult to know what to do with their assets.

As we see it, our job is to offer investors new pathways to help them build more resilient, “all-weather” portfolios. So we have created a diverse array of outcome-oriented, alternative and risk-managed strategies with the potential to help investors stay on track with their long-term goals despite a shifting and sometimes hazy investment climate.

As we start 2013, three major themes are running through Forward’s portfolio management, research and development and thought leadership initiatives:

All-weather approaches: We continue to build adaptability and diversity into our array of portfolio building blocks. For example, we offer six long/short strategies that seek to profit in both up and down markets, two tactical strategies for managing equity market exposure and a growing list of multi-asset strategies offering built-in diversification. We have also redesigned our suite of asset allocation funds with a systematic rebalancing process that adapts each portfolio’s asset mix to changing global market risks and opportunities.

The search for income solutions: Given current fixed-income yields, we’ve made alternative income-generating strategies a prime area of focus for our firm. Forward Funds that delivered strong yields in 2012 included Forward EM Corporate Debt, Forward Credit Analysis Long/Short, Forward Select Income, Forward International Dividend, Forward Large Cap Dividend and Forward Select EM Dividend. In 2012 we also introduced Forward Income Builder Fund, which lets investors tap a diverse blend of traditional and nontraditional income sources with a single strategy.

Tapping into the global economy: We believe there is strong growth potential in the global, international and emerging markets. Our Forward International Real Estate Fund was a standout this year, delivering investors a 54.75% return (Institutional Class shares) as of December 31, 2012. Our Forward International Dividend, Forward Select EM Dividend, Forward Emerging Markets, Forward International Small Companies and Forward Global Infrastructure funds also delivered solid performance to investors in 2012.

We are proud of our history of putting clients at the center of everything we do. Not only was Forward among the first to make hedged strategies available in a mutual fund, we have also been diligent in our efforts to serve and protect investors’ interests. For example, we previously instituted measures to thwart mutual fund market timers who used arbitrage strategies in an attempt to profit at the expense of long-term shareholders by introducing short-term redemption fee policies. Today, we no longer have redemption fees on our funds, but we monitor trading activity and our funds that invest in foreign securities use fair-value pricing to address these issues. Our new website, www.forwardinvesting.com, introduced in May, has investor-friendly features to facilitate strategy and performance comparisons. And we continue to expand our FWDthinking thought leadership efforts, providing fresh, timely perspectives on key investment trends and issues. The response from investors and advisors has been resoundingly positive—and we welcome your ideas for new research topics and invite you to sign up for news alerts on our website.

December 31, 2012	2

In closing, I want to thank you for your continued confidence in Forward’s way of thinking and our investment solutions. Giving you forward-looking ways to pursue your financial goals is our reason for being.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund)

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Income Builder Fund, Forward International Small Companies Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Global Infrastructure Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Income Builder Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund)

December 31, 2012	3

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Income Builder Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward Select EM Dividend Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward International Small Companies Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Prior to May 1, 2012, Forward Income Builder Fund was named Forward Income Allocation Fund.

Alan Reid is a registered representative of Forward Securities, LLC.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

©2013 Forward Management, LLC. All rights reserved.

December 31, 2012	4

Fund Commentary and Performance

Forward Global Infrastructure Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Global Infrastructure Fund’s Class A shares (without sales load) returned 14.57% and outperformed its benchmark, the S&P Global Infrastructure Index, which returned 11.89%.

Global manufacturing stocks, as measured by the JPMorgan Global Manufacturing PMI Index, began the year strong, only to falter in May as the China slowdown became more apparent and Europe struggled to maintain its footing. The next several months showed month-over-month weakness, with that trend continuing until September. As conditions in China and Europe began to improve, the Global Manufacturing PMI Index rallied. Finally in December, the index indicated that the global manufacturing sector was expanding. The impact of uncertain elections and leadership transfers also had an impact on the markets of the world’s three largest economies. As the political uncertainties receded late in the year, combined with better-than-expected economic readings, the end result was higher prices for equities.

The fund mirrored this performance throughout the course of the year and outperformed its benchmark. The fund was rewarded for an overweight allocation to the industrials sector, which represented just over 50% of the portfolio and contributed approximately 63% of the fund’s return. Within the sector, the largest contributors were toll roads, airports, industrial machinery and ports. Stock decisions within the sector, though, underperformed the benchmark.

The portfolio also maintained an overweight to the energy sector, an allocation decision that added to fund gains. Energy holdings represented approximately 19% of assets, and contributed approximately 15% of the full year’s return. The majority of the return contribution came from companies owning pipeline networks, as well as companies owning offshore contract drill rigs.

Within the utilities sector, the fund benefited from both allocation and stock selection relative to the benchmark. Although the fund was significantly underweight utilities overall, it had exposure to faster growth utilities stocks in emerging markets focused on gas and water distribution.

Cash was the largest detractor from relative performance, despite maintaining relatively small cash balances over the course of the year.

Throughout the year, the fund engaged in a minor amount of covered call writing, the impact of which was not meaningful to the fund’s performance.

5	December 31, 2012

Forward Global Infrastructure Fund

Weightings by Country as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	6

Forward Global Infrastructure Fund

Forward Global Infrastructure Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	14.48%	N/A	-2.14%	05/02/11

Institutional Class	14.95%	-2.46%	-0.66%	06/29/07

Class A (load adjusted)(b)	7.99%	-3.90%	-2.01%	06/29/07

Class A (without load)(c)	14.57%	-2.76%	-0.95%	06/29/07

Class B (with CDSC)(d)	8.78%	-3.84%	-1.85%	06/29/07

Class B (without CDSC)(e)	13.78%	-3.48%	-1.69%	06/29/07

Class C (with CDSC)(f)	12.78%	-3.47%	-1.68%	06/29/07

Class C (without CDSC)(g)	13.78%	-3.47%	-1.68%	06/29/07

Class M	14.89%	N/A	6.95%	02/01/10

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2012

Fund Commentary and Performance

Forward International Real Estate Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward International Real Estate Fund’s Class A shares (without sales load) returned 54.06% and outperformed its benchmark, the FTSE EPRA/NAREIT Developed ex-U.S. Index, which returned 38.57%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Global equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan. Global real estate markets were not as negatively affected as many would believe, with only moderately worse conditions in Europe’s leasing markets and a slight slowdown in demand throughout Asia. Nonetheless, investor demand for good-quality income-producing real estate remained firm, and international real estate stocks benefited with strong total returns.

The Asia-Pacific region generated most of our top-line returns. Our Hong Kong holdings largely drove gains for the region, including Soundwill Holdings, up about 80%; Wing Tai Properties, which gained 106%; and Hysan Development Company and CSI Properties, which were each up about 47%. We had built large positions in these names during the market weakness in the second half of 2011, and continued to do extensive property-level research on the small- and mid-cap names. Our strategy of avoiding the bigger names such as Sun Hung Kai paid off, as it underperformed. We continue to focus on this region with a “boots on the ground approach,” making extensive site visits to hundreds of properties in Hong Kong, Guangzhou, Tokyo, Singapore, Manila, Kuala Lumpur, Sydney, Brisbane and Melbourne.

Australia was the other significant contributor to fund results, aided by two companies that were subject to takeover bids—Tishman Speyer Office Fund and Thrakal Holdings Group. Both were major fund positions, as we added to them on weakness in 2011 and 2012, and our property-level underwriting paid off handsomely. We believe trading also played a significant role in these high returns.

The fund held a severely underweight allocation to both Europe and the U.K., averaging only 13% of assets combined. Although the regions gained around 30% on average, they underperformed other regions, so our underweight exposure helped our relative performance.

The fund’s cash holdings accounted for more than 6% of assets during the year, which hurt relative performance more than any other factor. An underweight allocation to Japan represented the fund’s second-largest detractor versus the benchmark, as the country outperformed by delivering a surprising 47.00% return. We think the country is overpriced and are happy to stay mostly on the sidelines.

We were overweight Canada, averaging 15% of fund assets for the year. Although Canadian stocks underperformed, our holdings did very well, due in part to effective trading. We remain heavily overweight Canada, due to its defensive qualities and outlook for solid returns.

December 31, 2012	8

Forward International Real Estate Fund

Weightings by Country as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2012

Forward International Real Estate Fund

Forward International Real Estate Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	54.05%	N/A	11.39%	05/02/11

Institutional Class	54.75%	0.75%	3.24%	04/28/06

Class A (load adjusted)(b)	45.25%	-0.71%	2.06%	04/28/06

Class A (without load)(c)	54.06%	0.47%	2.97%	04/28/06

Class C (with CDSC)(d)	52.13%	-0.25%	2.22%	04/28/06

Class C (without CDSC)(e)	53.13%	-0.25%	2.22%	04/28/06

Class M	54.68%	N/A	11.84%	05/02/11

(a) Prior to close the of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	10

Fund Commentary and Performance

Forward Real Estate Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Real Estate Fund’s Investor Class shares returned 18.69%, outperforming its benchmarks, the FTSE NAREIT Equity REITs Index and the S&P 500 Index, which returned 18.06% and 16.00%, respectively.

Global economic data and central bank actions drove market performance in 2012. Developments in Europe remained a key market factor throughout the year, even in the U.S. markets. Developments in the U.S., including the presidential election and looming fiscal cliff contributed to investor unease. Nonetheless, investor demand for good-quality income-producing real estate remained firm, and real estate stocks benefited with strong total returns.

Within the fund, the retail and healthcare sectors were the strongest contributors to performance during 2012. Retail holdings returned 25.35% and contributed 5.21% to performance, while the healthcare holdings generated 22.55% and contributed 3.34%. The stock performance of retail companies was so strong that, when combined with the fact they make up more than 25% of the FTSE NAREIT Equity REITS Index, we would have been well served to own more of them; over the course of the year we were substantially underweight.

In a strong year for returns generally, the multifamily and diversified companies lagged, generating 7.26% and 14.72% and contributing 1.06% and 1.66%, respectively. Many stocks in the sector, especially the larger ones, are now priced to deliver lower returns than they have over the last three years, which has been a period fueled by the recovery.

Shares of small-cap lodging and office companies continue to have some of the most attractive pricing available in the market. Hotel industry metrics and individual company financial reports both indicate that profitability will likely continue to improve and that the forecasted rates of growth, when compared to current valuation metrics, make the stocks especially attractive today. Some smaller-cap, central-business-district-focused office companies are trading at significant discounts to our view of their net asset values. In addition, this discount is more pervasive with suburban-focused names in the FTSE NAREIT Equity REITs Index. In coming quarters we will selectively look to add to these positions.

11	December 31, 2012

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	12

Forward Real Estate Fund

Forward Real Estate Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	18.69%	2.61%	8.80%	8.76%	05/10/99

Institutional Class	19.28%	N/A	N/A	1.26%	05/01/08

Class A (load adjusted)(b)	11.99%	N/A	N/A	21.28%	06/12/09

Class A (without load)(c)	18.83%	N/A	N/A	23.33%	06/12/09

Class C (with CDSC)(d)	17.04%	N/A	N/A	22.45%	06/12/09

Class C (without CDSC)(e)	18.04%	N/A	N/A	22.45%	06/12/09

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund. Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2012

Fund Commentary and Performance

Forward Real Estate Long/Short Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Real Estate Long/Short Fund’s Class A shares (without sales load) returned 23.07%, outperforming its benchmarks, the FTSE NAREIT Composite Index, which returned 19.73%, and the FTSE NAREIT Equity REITs Index, which returned 18.06%.

Global economic data and central bank actions drove market performance in 2012. Developments in Europe remained a key market factor throughout the year, even in the U.S. markets. Developments in the U.S., including the presidential election and looming fiscal cliff, contributed to investor unease. Nonetheless, investor demand for good-quality income-producing real estate remained firm, and real estate stocks benefited with strong total returns.

For the year, the office, hotel and mortgage sectors were the biggest sources of fund outperformance. Many of the same small-cap names in the office and hotel sectors that had hurt performance in 2011 helped the portfolio significantly in 2012—as such, patient investing was rewarded. Importantly, some of these holdings in the portfolio still trade at attractive discounts to net asset value and could be sources of healthy returns in the coming year. The fund’s mortgage holdings, which constituted less than half the weight of the FTSE NAREIT Composite Index’s exposure to mortgage holdings over the course of the year, outperformed those in the benchmark by a factor of more than three, returning 62.00% vs. 17.30%. On the other hand, underweighting the retail and storage sectors detracted from the fund’s performance during 2012. Because retail companies represent approximately 20% of the FTSE NAREIT Composite Index, their performance has a meaningful impact on benchmark returns. The fund likely would have experienced higher gains with a greater concentration of retail holdings.

During such a vigorous year for returns, hedging activity detracted 2.90% from the fund’s performance. However, this activity served to dampen the volatility in returns experienced by shareholders; if market conditions had turned dour these exposures would have been especially beneficial. Having these positions in place helped to offset at least some of the risk of the overweighted small-cap lodging and office holdings which, despite their attractive valuations and healthy operating businesses, often sell off sharply in periods of elevated risk. These hedge positions amounted to approximately 14% of net assets at year-end. With many companies trading at relatively full valuations, this level of hedging activity is likely to be maintained and potentially grow some in the coming months. Whereas we typically invest with a longer holding period in mind, these hedge positions are often managed more nimbly.

At year-end, approximately 96% of the fund’s net assets were invested in common stocks and a little less than 19% in preferred stocks and corporate bonds; portfolio leverage stood at just over 15%. Preferred stocks issued by real estate companies continue to offer very attractive yields, especially relative to other fixed-income alternatives.

December 31, 2012	14

Forward Real Estate Long/Short Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012*

These allocations may not reflect the current or future position of the portfolio.

*Weightings by Sector reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2012

Forward Real Estate Long/Short Fund

Forward Real Estate Long/Short Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	22.98%	N/A	N/A	8.33%	05/02/11

Institutional Class	23.54%	0.98%	N/A	-0.16%	04/28/06

Class A (load adjusted)(b)	16.01%	-0.97%	5.50%	10.10%	09/15/99

Class A (without load)(c)	23.07%	0.21%	6.13%	10.59%	09/15/99

Class B (with CDSC)(d)	17.31%	-0.84%	5.35%	9.78%	09/15/99

Class B (without CDSC)(e)	22.31%	-0.51%	5.35%	9.78%	09/15/99

Class C (with CDSC)(f)	21.30%	-0.52%	5.35%	9.78%	09/15/99

Class C (without CDSC)(g)	22.30%	-0.52%	5.35%	9.78%	09/15/99

Class M	23.59%	N/A	N/A	8.85%	05/02/11

(a) Prior to May 1, 2011 the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund. Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	16

Fund Commentary and Performance

Forward Select Income Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Select Income Fund’s Class A shares (without sales load) returned 19.22% and outpaced its benchmark, the BofA Merrill Lynch Preferred Index, which returned 13.59%.

For the year, the fund delivered sound results and continued to generate an attractive yield. We caution that these kinds of returns are far in excess of what we seek for the fund and are unlikely to be repeated. The fund continues to meet its current income goal, which we achieve partly through our use of both portfolio leverage and dividend capture strategies. At year-end, the fund was 4.4% leveraged. The current level is well below our long-term average of approximately 16%, measured monthly since our inception more than 11 years ago.

At quarter-end, the average current yield in the real estate investment trust (REIT) preferred market was 6.98%. The spread between the 10-year U.S. Treasury and REIT preferred stock yields was 5.22%, about 39% higher than the long-term, pre-financial crisis average of 3.75%.

As of December 31, 2012, the fund’s portfolio was comprised of approximately 70.4% preferred stocks, 8.4% bonds and 21.2% common stocks. We believe the portfolio is well diversified, with 137 holdings and 77 issuers across multiple commercial real estate sectors.

Our common stock position increased incrementally as yield pressures in the preferred market impelled us to seek more common stock opportunities. This resembles our experience in 2006, when we increased the common stock allocation due to historically tight spreads in the preferred space. In that environment, the fund reached its highest allocation to common stocks since its inception, at 35% of assets.

The fund’s top holdings reflect our strategy of balancing high-income returns with appropriate risk-taking. Our focus remains on core investments and companies with strong or improving balance sheets.

The REIT sector continues to be very attractive for investors, and property in general retains its character as a fundamentally sound long-term investment. Forward Select Income Fund has always sought to trade off the higher returns of equity ownership for a lower and more secure return comprised mostly of current income.

Our present challenge is that we are living in what one person recently called “the Fed’s market.” That is, we are feeling the impact of the low-rate, interventionist environment. In response, we have closed the fund to new investors, with certain exceptions, and continue to be selective with our resources so that we have capital to deploy when the right opportunities arrive.

17	December 31, 2012

Forward Select Income Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2012*

These allocations may not reflect the current or future position of the portfolio.

*Weightings by Sector reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	18

Forward Select Income Fund

Forward Select Income Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012

Investor Class	19.23%	N/A	N/A	19.28%	10/26/11

Institutional Class	19.66%	10.44%	N/A	5.17%	04/28/06

Class A (load adjusted)(b)	12.39%	8.81%	6.09%	8.87%	03/30/01

Class A (without load)(c)	19.22%	10.10%	6.73%	9.42%	03/30/01

Class B (with CDSC)(d)(h)	13.42%	8.98%	5.91%	8.59%	03/30/01

Class B (without CDSC)(e)(h)	18.42%	9.25%	5.91%	8.59%	03/30/01

Class C (with CDSC)(f)(h)	17.47%	9.27%	5.91%	8.59%	03/30/01

Class C (without CDSC)(g)(h)	18.47%	9.27%	5.91%	8.59%	03/30/01

Class M	19.62%	N/A	N/A	15.77%	02/01/10

(a) Prior to close of the business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(i) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2012

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Real Estate Long/Short Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

Fund Benchmark Definitions

BofA Merrill Lynch Preferred Index: BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

FTSE EPRA/NAREIT Developed ex-US Index: FTSE EPRA/NAREIT Developed ex-US Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

FTSE NAREIT Composite Index: FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 real estate investment trust stocks.

FTSE NAREIT Equity REITs Index: FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P Global Infrastructure Index: S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

One cannot invest directly in an index.

December 31, 2012	20

Investment Glossary

Glossary of Terms

Fair value is the equilibrium price for a futures contract. In the futures market, this is equal to the spot price after taking into account compounded interest and dividends lost because the investor owns the futures contract rather than the physical stocks over a certain period of time.

Fiscal cliff refers to the simultaneous spending cuts and tax increases that were slated to take place at the end of 2012.

JPMorgan Global Manufacturing PMI Index is a composite index that serves as a global economic indicator by measuring different business conditions in 24 countries, including global manufacturing output, new orders and employment across the global manufacturing sector.

Risk-on/risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on/risk-off theory states that investors tend to engage in higher-risk investments. When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

21	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD GLOBAL INFRASTRUCTURE FUND
Investor Class
Actual	$1,000.00	$1,106.30	1.66%	$8.79

Hypothetical	$1,000.00	$1,016.79	1.66%	$8.42
Institutional Class
Actual	$1,000.00	$1,108.30	1.23%	$6.52

Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24
Class A
Actual	$1,000.00	$1,106.50	1.63%	$8.63

Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26
Class B
Actual	$1,000.00	$1,103.00	2.23%	$11.79

Hypothetical	$1,000.00	$1,013.93	2.23%	$11.29

December 31, 2012	22

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD GLOBAL INFRASTRUCTURE FUND (continued)
Class C
Actual	$1,000.00	$1,102.80	2.23%	$11.79

Hypothetical	$1,000.00	$1,013.93	2.23%	$11.29
Class M
Actual	$1,000.00	$1,108.40	1.23%	$6.52

Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24

FORWARD INTERNATIONAL REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$1,148.50	1.80%	$9.72

Hypothetical	$1,000.00	$1,016.09	1.80%	$9.12
Institutional Class
Actual	$1,000.00	$1,151.00	1.40%	$7.57

Hypothetical	$1,000.00	$1,018.10	1.40%	$7.10
Class A
Actual	$1,000.00	$1,148.10	1.80%	$9.72

Hypothetical	$1,000.00	$1,016.09	1.80%	$9.12
Class C
Actual	$1,000.00	$1,144.80	2.40%	$12.94

Hypothetical	$1,000.00	$1,013.07	2.40%	$12.14
Class M
Actual	$1,000.00	$1,150.10	1.38%	$7.46

Hypothetical	$1,000.00	$1,018.20	1.38%	$7.00

FORWARD REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$1,028.70	1.63%	$8.31

Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26
Institutional Class
Actual	$1,000.00	$1,031.50	1.23%	$6.28

Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24
Class A
Actual	$1,000.00	$1,028.20	1.63%	$8.31

Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26
Class C
Actual	$1,000.00	$1,026.10	2.23%	$11.36

Hypothetical	$1,000.00	$1,013.93	2.23%	$11.29

23	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD REAL ESTATE LONG/SHORT FUND
Investor Class
Actual	$1,000.00	$1,058.00	1.72%	$8.90

Hypothetical	$1,000.00	$1,016.49	1.72%	$8.72
Institutional Class
Actual	$1,000.00	$1,060.40	1.32%	$6.84

Hypothetical	$1,000.00	$1,018.50	1.32%	$6.70
Class A
Actual	$1,000.00	$1,058.30	1.72%	$8.90

Hypothetical	$1,000.00	$1,016.49	1.72%	$8.72
Class B
Actual	$1,000.00	$1,055.50	2.32%	$11.99

Hypothetical	$1,000.00	$1,013.47	2.32%	$11.74
Class C
Actual	$1,000.00	$1,055.50	2.32%	$11.99

Hypothetical	$1,000.00	$1,013.47	2.32%	$11.74
Class M
Actual	$1,000.00	$1,060.70	1.31%	$6.79

Hypothetical	$1,000.00	$1,018.55	1.31%	$6.65

FORWARD SELECT INCOME FUND
Investor Class
Actual	$1,000.00	$1,071.70	1.59%	$8.28

Hypothetical	$1,000.00	$1,017.14	1.59%	$8.06
Institutional Class
Actual	$1,000.00	$1,073.80	1.18%	$6.15

Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99
Class A
Actual	$1,000.00	$1,071.60	1.57%	$8.18

Hypothetical	$1,000.00	$1,017.24	1.57%	$7.96
Class B
Actual	$1,000.00	$1,068.10	2.17%	$11.28

Hypothetical	$1,000.00	$1,014.23	2.17%	$10.99
Class C
Actual	$1,000.00	$1,068.40	2.17%	$11.28

Hypothetical	$1,000.00	$1,014.23	2.17%	$10.99

December 31, 2012	24

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD SELECT INCOME FUND (continued)
Class M
Actual	$1,000.00	$1,073.40	1.17%	$6.10

Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

25	December 31, 2012

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

COMMON STOCKS: 90.86%
Australia: 3.31%

65,000	Monadelphous Group, Ltd.	$1,673,455

725,000	NRW Holdings, Ltd.	1,450,207

315,000	Transurban Group	2,002,337

		5,125,999

Austria: 0.48%

11,500	Andritz AG	738,980

Brazil: 4.93%

82,500	BM&F BOVESPA SA	564,103

42,500	Bradespar SA	681,453

16,500	Cia de Saneamento Basico do Estado de Sao Paulo	700,051

248,100	Companhia de Concessoes Rodoviarias	2,356,798

100,000	Ecorodovias Infraestrutura e Logistica SA	844,933

410,000	EDP—Energias do Brasil SA	2,501,050

		7,648,388

Canada: 0.89%

34,000	Potash Corp. of Saskatchewan, Inc.	1,383,460

Chile: 0.82%

70,000	Enersis SA, Sponsored ADR	1,275,400

China: 9.93%

625,000	Anhui Expressway Co., Ltd., Class H	356,470

415,000	China Shenhua Energy Co., Ltd., Class H	1,858,917

1,800,000	CIMC Enric Holdings, Ltd.	1,630,076

700,000	ENN Energy Holdings, Ltd.	3,067,322

2,437,000	Harbin Electric Co., Ltd. Class H	2,135,277

2,205,000	Jiangsu Expressway Co., Ltd.	2,295,761

350,000	Kunlun Energy Co., Ltd.	740,020

1,724,000	Shenzhen Expressway Co., Ltd., Class H	669,478

2,833,000	Sichuan Expressway Co., Ltd.	1,031,631

2,675,000	Sound Global, Ltd.	1,285,323

401,000	Zhejiang Expressway Co., Ltd.	317,197

		15,387,472

Shares		Value (Note 2)
France: 6.26%

10,500	Aeroports de Paris	$812,944

385,000	Groupe Eurotunnel SA	2,991,748

122,500	Vinci SA	5,898,056

		9,702,748

Germany: 2.49%

52,500	Fraport AG Frankfurt Airport Services Worldwide	3,062,665

7,300	Siemens AG	798,264

		3,860,929

Hong Kong: 4.77%

105,000	Beijing Enterprises Holdings, Ltd.	688,724

1,778,804	COSCO Pacific, Ltd.	2,579,200

1,374,000	First Pacific Co., Ltd.	1,517,328

1,874,000	Guangdong Investment, Ltd.	1,484,259

2,300,000	Yuexiu Transport Infrastructure, Ltd.	1,118,119

		7,387,630

Indonesia: 4.53%

6,000,000	Perusahaan Gas Negara Persero Tbk PT	2,873,058

1,825,500	Tambang Batubara Bukit Asam Persero Tbk PT	2,877,973

1,350,000	Telekomunikasi Indonesia Persero Tbk PT	1,272,412

		7,023,443

Italy: 4.22%

195,000	Atlantia SpA	3,540,943

177,500	Danieli & C. Officine Meccaniche SpA	3,001,653

		6,542,596

Japan: 5.50%

12,000	East Japan Railway Co.	775,970

170,000	Hitachi, Ltd.	1,000,366

285	INPEX Corp.	1,524,283

18,000	KDDI Corp.	1,272,551

92,500	Kurita Water Industries, Ltd.	2,031,396

374,000	Sankyu, Inc.	1,416,209

110,000	Tokyo Gas Co., Ltd.	502,596

		8,523,371

December 31, 2012	26	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)
Luxembourg: 1.00%

37,000	Tenaris SA, ADR	$1,551,040

Malaysia: 0.55%

500,000	Malaysia Airports Holdings Bhd	851,864

Mexico: 0.26%

3,500	Grupo Aeroportuario del Sureste SAB de CV, ADR	399,000

Netherlands: 1.09%

23,961	Koninklijke Vopak NV	1,693,755

Poland: 2.56%

220,000	Enea SA	1,120,071

230,000	PGE SA	1,356,911

970,000	Tauron Polska Energia SA	1,489,950

		3,966,932

Singapore: 3.00%

2,000,000	CSE Global, Ltd.	1,289,329

791,000	Hutchison Port Holdings Trust	633,092

625,000	SembCorp Industries, Ltd.	2,725,202

		4,647,623

South Africa: 0.96%

22,000	Kumba Iron Ore, Ltd.	1,488,588

South Korea: 1.48%

5,500	Samsung Engineering Co., Ltd.	856,886

10,100	SK Telecom Co., Ltd.	1,440,080

		2,296,966

Switzerland: 2.94%

136,500	ABB, Ltd.	2,830,673

1,900	Flughafen Zuerich AG	879,770

35,000	Foster Wheeler AG(a)	851,200

		4,561,643

Thailand: 2.58%

454,158	PTT Exploration & Production Pcl	2,449,776

317,800	Shin Corp. Pcl, Non-Voting Depositary Receipt	720,062

22,200	Shin Corp. Pcl	50,300

2,582,000	Thai Tap Water Supply Pcl	780,321

		4,000,459

Shares		Value (Note 2)
Turkey: 0.91%

275,000	TAV Havalimanlari Holding AS(a)	$1,408,631

United Kingdom: 4.24%

55,000	AMEC Plc	909,207

375,000	Centrica Plc	2,046,647

33,000	Ensco Plc, Class A(b)	1,956,240

71,254	Scottish & Southern Energy Plc	1,657,669

		6,569,763

United States: 21.16%

100,000	AES Corp.	1,070,000

3,700	American Tower Corp.(b)	285,899

8,800	CF Industries Holdings, Inc.	1,787,808

40,000	CSX Corp.	789,200

27,500	Eaton Corp. Plc	1,490,500

47,263	Energen Corp.	2,131,089

6,000	Fluor Corp.	352,440

57,500	Freeport-McMoRan Copper & Gold, Inc.	1,966,500

17,000	Gardner Denver, Inc.	1,164,500

59,700	KBR, Inc.	1,786,224

175,000	McDermott International, Inc.(a)(b)	1,928,500

49,000	National Fuel Gas Co.	2,483,810

23,000	Norfolk Southern Corp.	1,422,320

31,000	Oil States International, Inc.(a)	2,217,740

22,500	Parker Hannifin Corp.	1,913,850

102,000	Peabody Energy Corp.	2,714,220

25,300	Rentech, Inc.	66,539

8,000	SBA Communications Corp., Class A(a)(b)	568,160

29,500	Targa Resources Corp.	1,558,780

155,934	Williams Cos., Inc.(b)	5,105,280

		32,803,359

	Total Common Stocks
	(Cost $130,465,494)	140,840,039

See Notes to Financial Statements	27	December 31, 2012

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

PREFERRED STOCKS: 0.89%
Brazil: 0.89%

89,500	Cia Paranaense de Energia, Preferred Shares, Series B	$1,385,665

	Total Preferred Stocks
	(Cost $1,860,058)	1,385,665

	Total Investments: 91.75%
	(Cost $132,325,552)	142,225,704

	Net Other Assets and Liabilities: 8.25%	12,781,487

	Net Assets: 100.00%	$155,007,191

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for written option contracts. At period end, the aggregate market value of those securities was $6,720,419, representing 4.34% of net assets.

Contracts		Value (Note 2)

SCHEDULE OF OPTIONS WRITTEN

(903)	McDermott International, Inc., Expires January 2013, Strike Price $15.00 Call	$(4,515)

(500)	Peabody Energy Corp., Expires January 2013, Strike Price $31.00 Call	(3,500)

	Total Options Written
	(Proceeds $115,390)	$(8,015)

Investment Abbreviations:

ADR — American Depositary Receipt

December 31, 2012	28	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 96.30%
Australia: 16.24%

629,469	Ale Property Group	$1,537,535

465,385	Australand Property Group	1,651,596

855,798	Carindale Property Trust	4,998,976

172,337	Centro Retail Australia	407,981

200,391	CFS Retail Property Trust Group	400,877

500,118	Challenger Diversified Property Group	1,293,181

5,331,887	Cromwell Property Group	4,651,012

590,000	Dexus Property Group	626,645

650,000	GPT Group	2,501,980

21,596	Sunland Group, Ltd.(a)	22,763

600,644	Westfield Group	6,633,454

600,000	Westfield Retail Trust	1,892,983

		26,618,983

Canada: 34.25%

92,500	Allied Properties REIT	3,068,764

75,000	Artis REIT	1,179,250

45,000	Boardwalk REIT	2,919,322

55,180	Brookfield Canada Office Properties	1,623,724

300,000	Brookfield Office Properties, Inc.	5,115,110

24,100	Canadian Apartment Properties REIT	603,287

140,000	Crombie REIT	2,077,410

148,900	Dundee REIT	5,603,023

170,000	H&R REIT	4,118,830

2,790,575	Holloway Lodging Corp.	10,772,904

206,300	InnVest REIT	856,559

144,900	Killam Properties, Inc.	1,819,444

35,100	Mainstreet Equity Corp.(a)	1,175,764

96,400	Northern Property REIT	2,994,632

348,900	Primaris Retail REIT	9,435,418

100,000	RioCan REIT	2,770,685

		56,134,126

Finland: 0.37%

179,134	Citycon Oyj	608,711

Shares		Value (Note 2)
France: 0.22%

7,594	Societe Fonciere Lyonnaise SA	$356,830

Germany: 0.47%

62,796	Alstria Office REIT AG	766,798

Hong Kong: 22.02%

3,930,000	Asia Orient Holdings, Ltd.(a)	691,694

20,940,000	Asia Standard Hotel(a)	2,134,295

13,868,000	Asia Standard International Group, Ltd.	2,472,626

397,924,116	CSI Properties, Ltd.	16,327,013

112,215	Hysan Development Co., Ltd.	545,683

2,728,000	Kosmopolito Hotels International, Ltd.	669,627

27,119,000	Lai Fung Holdings, Ltd.	729,858

41,212,000	Lai Sun Development(a)	1,642,631

2,500,000	Magnificent Estates	138,695

2,962,000	Soundwill Holdings, Ltd.	6,063,231

7,158,000	Wing Tai Properties, Ltd.	4,680,542

		36,095,895

Indonesia: 0.28%

4,000,000	PT Bumi Serpong Damai	462,694

Japan: 6.23%

1,307,645	Astro Japan Property Group	3,978,732

15,000	Goldcrest Co., Ltd.	255,306

532	Kenedix Realty Investment Corp.	1,854,584

248	Kenedix Residential Investment Corp.	537,338

360	Nippon Accommodations Fund, Inc.	2,501,845

120	Nomura Real Estate Residential Fund, Inc.	664,858

90	Sekisui House SI Investment Co.	412,558

		10,205,221

Malaysia: 5.26%

85,400	Axis REIT	87,411

1,000,000	CapitaMalls Malaysia Trust	588,620

376,500	Dijaya Corp., Bhd	126,813

5,414,000	Glomac Bhd	1,469,464

336,125	Hektar REIT	160,478

1,341,600	IGB Corp. Bhd	1,012,701

See Notes to Financial Statements	29	December 31, 2012

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)
Malaysia (continued): 5.26%

200,000	KLCC Property Holdings Bhd	$412,034

800,000	Landmarks Bhd(a)	253,618

4,760,100	Pavilion REIT	2,163,682

770,000	Quill Capita Trust	310,735

156,600	Selangor Properties Bhd	171,553

1,000,000	SP Setia Bhd	1,010,464

475,000	Sunway Bhd(a)	371,151

1,012,400	Tower REIT	483,356

		8,622,080

Norway: 0.59%

630,342	Norwegian Property ASA	975,888

Philippines: 4.48%

6,196,500	Ayala Land, Inc.	4,005,242

4,237,700	Philippine Racing Club	980,411

581,300	Robinsons Land Corp.	294,298

3,116,000	SM Development Corp.	446,959

4,003,400	SM Prime Holdings, Inc.	1,613,750

		7,340,660

Singapore: 2.98%

759,000	Frasers Commercial Trust	825,532

7,297,000	Global Premium Hotels, Ltd.	1,509,608

234,000	Ho Bee Investment, Ltd.	369,250

530,000	Sabana Shari’ah Compliant Industrial REIT	496,974

2,210,000	Starhill Global REIT	1,426,442

9,606	Wing Tai Holdings, Ltd.	14,760

800,000	Ying Li International Real Estate, Ltd.(a)	245,813

		4,888,379

Sweden: 0.48%

50,000	Castellum AB	712,646

5,418	Hufvudstaden AB, Class A	68,618

		781,264

Turkey: 0.36%

700,003	Is Gayrimenkul Yatirim Ortakligi AS	591,721

Shares		Value (Note 2)
United Kingdom: 2.07%

38,800	Great Portland Estates Plc	$311,957

143,000	Hammerson Plc	1,146,684

809	Land Securities Group Plc	10,793

192,321	Shaftesbury Plc	1,769,202

32,772	Workspace Group Plc	160,775

		3,399,411

	Total Common Stocks (Cost $146,733,914)	157,848,661

	Total Investments: 96.30% (Cost $146,733,914)	157,848,661

	Net Other Assets and Liabilities: 3.70%	6,067,843

	Net Assets: 100.00%	$163,916,504

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT—Real Estate Investment Trust

December 31, 2012	30	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 88.95%
Real Estate Operating/Development: 3.02%

40,277	Forest City Enterprises, Inc., Class A(a)	$650,474

98,952	Thomas Properties Group, Inc.	535,330

		1,185,804

REITs-Apartments: 16.70%

11,300	American Campus Communities, Inc.	521,269

52,566	Associated Estates Realty Corp.	847,364

9,500	AvalonBay Communities, Inc.	1,288,105

4,600	BRE Properties, Inc.	233,818

6,633	Camden Property Trust	452,437

23,423	Campus Crest Communities, Inc.	287,166

29,800	Equity Residential	1,688,766

9,200	Home Properties, Inc.	564,052

28,200	UDR, Inc.	670,596

		6,553,573

REITs-Diversified: 8.90%

32,000	Cousins Properties, Inc.	267,200

14,200	Digital Realty Trust, Inc.	964,038

11,726	Lexington Realty Trust	122,537

15,672	Vornado Realty Trust	1,255,013

7,579	Washington REIT	198,191

62,100	Winthrop Realty Trust	686,205

		3,493,184

REITs-Health Care: 10.20%

24,400	HCP, Inc.	1,102,392

11,400	Health Care REIT, Inc.	698,706

16,500	Medical Properties Trust, Inc.	197,340

7,257	OMEGA Healthcare Investors, Inc.	173,079

41,018	Senior Housing Properties Trust	969,666

13,335	Ventas, Inc.	863,041

		4,004,224

REITs-Hotels: 9.37%

30,339	Chatham Lodging Trust	466,614

17,400	Chesapeake Lodging Trust	363,312

67,444	DiamondRock Hospitality Co.	606,996

Shares		Value (Note 2)

82,899	FelCor Lodging Trust, Inc.(a)	$387,138

34,100	Hersha Hospitality Trust	170,500

58,758	Host Hotels & Resorts, Inc.	920,738

80,319	Summit Hotel Properties, Inc.	763,031

		3,678,329

REITs-Office Property: 11.08%

3,692	Alexandria Real Estate Equities, Inc.	255,929

6,015	Boston Properties, Inc.	636,447

50,361	CommonWealth REIT	797,719

8,500	Douglas Emmett, Inc.	198,050

14,400	Government Properties Income Trust	345,168

25,830	Hudson Pacific Properties, Inc.	543,980

3,400	Kilroy Realty Corp.	161,058

6,000	Mack-Cali Realty Corp.	156,660

156,374	MPG Office Trust, Inc.(a)	481,632

5,882	Parkway Properties, Inc.	82,289

8,999	SL Green Realty Corp.	689,773

		4,348,705

REITs-Retail: 20.36%

11,700	Developers Diversified Realty Corp.	183,222

33,902	Excel Trust, Inc.	429,538

6,546	Federal Realty Investment Trust	680,915

45,700	Kimco Realty Corp.	882,924

14,200	Macerich Co.	827,860

27,380	Retail Opportunity Investments Corp.	352,107

21,347	Simon Property Group, Inc.	3,374,747

5,100	Tanger Factory Outlet Centers, Inc.	174,420

3,200	Taubman Centers, Inc.	251,904

24,266	Weingarten Realty Investors, Inc.	649,601

12,742	Whitestone REIT, Class B	179,025

		7,986,263

REITs-Storage: 3.54%

7,300	Public Storage, Inc.	1,058,208

5,300	Sovran Self Storage, Inc.	329,130

		1,387,338

See Notes to Financial Statements	31	December 31, 2012

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)
REITs-Warehouse/Industrial: 5.78%

29,300	First Industrial Realty Trust, Inc.(a)	$412,544

6,793	First Potomac Realty Trust	83,961

36,205	ProLogis	1,321,121

5,139	STAG Industrial, Inc.	92,348

23,200	Terreno Realty Corp.	358,208

		2,268,182

	Total Common Stocks (Cost $23,702,865)	34,905,602

	Total Investments: 88.95% (Cost $23,702,865)	34,905,602

	Net Other Assets and Liabilities: 11.05%	4,334,709

	Net Assets: 100.00%	$39,240,311

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

December 31, 2012	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

COMMON STOCKS: 95.61%
Hotels & Motels: 0.23%

75,000	Overseas Union Enterprise, Ltd.	$170,685

Real Estate Operating/Development: 7.69%

14,820,000	CSI Properties, Ltd.	602,295

82,030	Forest City Enterprises, Inc., Class A(a)(b)	1,324,785

81,000	Global Logistic Properties, Ltd.	184,340

102,000	Great Eagle Holdings, Ltd.	338,208

75,000	Hysan Development Co., Ltd.	360,444

226,000	Soundwill Holdings, Ltd.	457,782

39,000	Sun Hung Kai Properties, Ltd.	584,684

45,800	Terreno Realty Corp.	707,152

232,218	Thomas Properties Group, Inc.	1,256,299

		5,815,989

REITs-Apartments: 13.48%

5,000	American Campus Communities, Inc.(a)	230,650

10,000	Apartment Investment & Management Co., Class A	270,600

27,688	Associated Estates Realty Corp.	446,331

18,300	AvalonBay Communities, Inc.(a)	2,481,297

17,800	Camden Property Trust(a)	1,214,138

34,808	Campus Crest Communities, Inc.	426,746

30,900	Equity Residential(a)	1,751,103

5,000	Essex Property Trust, Inc.(a)	733,250

20,500	Home Properties, Inc.(a)	1,256,855

58,308	UDR, Inc.(a)	1,386,564

		10,197,534

REITs-Diversified: 10.91%

16,000	Astro Japan Property Group	48,683

56,800	Cousins Properties, Inc.	474,280

32,000	Digital Realty Trust, Inc.(a)	2,172,480

240	Kenedix Realty Investment Corp.	833,843

24,474	Lexington Realty Trust(a)	255,753

32,237	Vornado Realty Trust(a)	2,581,539

17,000	Washington Real Estate Investment Trust	444,550

130,932	Winthrop Realty Trust(a)	1,446,799

		8,257,927

Shares		Value (Note 2)
REITs-Health Care: 10.02%

53,100	HCP, Inc.(a)	$2,399,058

24,500	Health Care REIT, Inc.(a)	1,501,605

26,800	Medical Properties Trust, Inc.(a)	320,528

15,494	OMEGA Healthcare Investors, Inc.(a)	369,532

42,366	Senior Housing Properties Trust(a)	1,001,532

30,664	Ventas, Inc.(a)	1,984,574

		7,576,829

REITs-Hotels: 9.58%

67,168	Chatham Lodging Trust(a)	1,033,044

41,300	Chesapeake Lodging Trust(a)	862,344

112,256	DiamondRock Hospitality Co.(a)	1,010,304

187,525	FelCor Lodging Trust, Inc.(a)(b)	875,742

72,400	Hersha Hospitality Trust(a)	362,000

100,215	Host Hotels & Resorts, Inc.(a)	1,570,368

160,783	Summit Hotel Properties, Inc.	1,527,439

		7,241,241

REITs-Mortgage: 4.81%

135,300	Arbor Realty Trust, Inc.	810,447

240,582	iStar Financial, Inc.(b)	1,960,743

153,066	RAIT Financial Trust	864,823

		3,636,013

REITs-Office Property: 13.73%

12,858	Alexandria Real Estate Equities, Inc.(a)	891,317

16,030	Boston Properties, Inc.(a)	1,696,134

25,800	Brandywine Realty Trust(a)	314,502

86,545	CommonWealth REIT(a)	1,370,873

16,000	Douglas Emmett, Inc.(a)	372,800

40,000	Government Properties Income Trust(a)	958,800

53,285	Hudson Pacific Properties, Inc.(a)	1,122,182

7,800	Kilroy Realty Corp.(a)	369,486

13,600	Mack-Cali Realty Corp.(a)	355,096

44,800	Mission West Properties(a)	408,128

284,394	MPG Office Trust, Inc.(b)	875,934

See Notes to Financial Statements	33	December 31, 2012

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)
REITs-Office Property (continued): 13.73%

14,118	Parkway Properties, Inc.	$197,511

18,801	SL Green Realty Corp.(a)	1,441,097

		10,373,860

REITs-Regional Malls: 7.05%

31,700	Macerich Co.(a)	1,848,110

22,047	Simon Property Group, Inc.(a)	3,485,410

		5,333,520

REITs-Shopping Centers: 8.55%

23,300	DDR Corp.(a)	364,878

71,296	Excel Trust, Inc.	903,320

13,989	Federal Realty Investment Trust(a)	1,455,136

76,200	Kimco Realty Corp.(a)	1,472,184

23,492	Ramco-Gershenson Properties Trust(a)	312,679

55,920	Retail Opportunity Investments Corp.(a)	719,131

10,600	Tanger Factory Outlet Centers, Inc.(a)	362,520

42,700	Westfield Group	468,251

28,600	Whitestone REIT, Class B	401,830

		6,459,929

REITs-Specialized: 2.55%

25,000	American Tower Corp., Class A(a)	1,931,750

REITs-Storage: 2.60%

13,600	Public Storage(a)	1,971,456

REITs-Warehouse/Industrial: 4.41%

68,500	First Industrial Realty Trust, Inc.(a)(b)	964,480

13,707	First Potomac Realty Trust(a)	169,419

54,647	ProLogis, Inc.(a)	1,994,069

11,485	STAG Industrial, Inc.(a)	206,384

		3,334,352

	Total Common Stocks (Cost $52,644,445)	72,301,085

EXCHANGE-TRADED FUNDS: 0.42%

10,000	iPath S&P 500® VIX Short-Term Futures ETN(b)	317,900

	Total Exchange-Traded Funds (Cost $462,510)	317,900

Shares		Value (Note 2)
PREFERRED STOCKS: 16.62%
REITs-Diversified: 2.96%

35,000	CapLease, Inc. Series A, 8.125%(a)	$876,050

28,000	Series B, 8.375%	733,320

25,000	Cousins Properties, Inc. Series A, 7.750%(a)	632,000

		2,241,370

REITs-Hotels: 7.65%

80,700	Ashford Hospitality Trust, Inc. Series D, 8.450%(a)	2,029,605

55,000	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	1,334,300

52,900	Hersha Hospitality Trust Series A, 8.000%	1,338,370

43,300	Sunstone Hotel Investors, Inc. Series A, 8.000%(a)	1,074,273

		5,776,548

REITs-Mortgage: 0.89%

31,466	iStar Financial, Inc. Series G, 7.650%(a)	674,946

REITs-Office Property: 0.99%

30,000	Parkway Properties, Inc. Series D, 8.000%	750,300

REITs-Regional Malls: 1.42%

42,630	Glimcher Realty Trust Series G, 8.125%(a)	1,072,997

REITs-Shopping Centers: 2.22%

35,000	Kite Realty Group Trust Series A, 8.250%(a)	897,750

30,000	Urstadt Biddle Properties, Inc., Series F 7.125%	779,700

		1,677,450

REITs-Warehouse/Industrial: 0.49%

14,847	First Industrial Realty Trust, Inc. Series J, 7.250%	372,214

	Total Preferred Stocks
	(Cost $8,749,032)	12,565,825

December 31, 2012	34	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Contracts		Value (Note 2)

OPTIONS PURCHASED: 0.01%

300	Financial Select Sector SPDR® Fund, Expires January 2013 at $15.00 Put	$1,500

300	Financial Select SPDR®, Expires January 2013 at $14.00 Put	600

200	iShares® Dow Jones U.S. Real Estate Index Fund, Expires January 2013 at $58.00 Put	1,000

250	iShares® Dow Jones U.S. Real Estate Index Fund, Expires January 2013 at $57.00 Put	750

100	iShares® Dow Jones U.S. Real Estate Index Fund, Expires January 2013 at $59.00 Put	700

	Total Options Purchased
	(Cost $241,106)	4,550

Principal Amount

CORPORATE BONDS: 1.98%
REITs-Mortgage: 1.98%

$ 390,000	iStar Financial, Inc., Sr. Unsec. Notes 7.125%, 02/15/18	399,263

1,000,000	9.000%, 06/01/17	1,095,000

		1,494,263

	Total Corporate Bonds
	(Cost $1,375,687)	1,494,263

	Total Investments: 114.64%
	(Cost $63,472,780)	86,683,623

	Net Other Assets and Liabilities: (14.64)%	(11,072,018)

	Net Assets: 100.00%	$75,611,605

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for short sales or the line of credit. At period end, the aggregate market value of those securities was $48,480,283, representing 64.12% of net assets.

(b) Non-income producing security.

Shares		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
Common Stocks

(10,000)	BRE Properties, Inc.	$(508,300)

(35,000)	CBL & Associates Properties, Inc.	(742,350)

(10,000)	CubeSmart	(145,700)

(40,000)	Duke Realty Corp.	(554,800)

(10,000)	Family Dollar Stores, Inc.	(634,100)

(60,000)	Glimcher Realty Trust	(665,400)

(10,000)	Hovnanian Enterprises, Inc., Class A	(70,000)

(20,000)	Lennar Corp., Class A	(773,400)

(10,000)	Liberty Property Trust	(357,700)

(10,000)	Marriott International, Inc., Class A	(372,700)

(20,000)	Pennsylvania REIT	(352,800)

(10,000)	Rayonier, Inc.	(518,300)

(5,000)	Realty Income Corp.	(201,050)

(10,000)	Regency Centers Corp.	(471,200)

(6,000)	Sherwin-Williams Co.	(922,920)

(60,000)	Standard Pacific Corp.	(441,000)

(15,000)	Taubman Centers, Inc.	(1,180,800)

(30,000)	Wyndham Worldwide Corp.	(1,596,300)

Exchange-Traded Funds

(10,000)	SPDR® S&P® Homebuilders ETF	(266,000)

	Total Securities Sold Short
	(Proceeds $8,698,128)	$(10,774,820)

Investment Abbreviations:

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	35	December 31, 2012

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

COMMON STOCKS: 22.35%
REITs-Apartments: 1.27%

1,150,000	Associated Estates Realty Corp.	$18,538,000

340,000	Campus Crest Communities, Inc.	4,168,400

		22,706,400

REITs-Diversified: 3.50%

898,500	Lexington Realty Trust	9,389,325

1,200,000	Spirit Realty Capital, Inc.	21,336,000

300,000	W.P. Carey & Co., Llc	15,645,000

583,500	Whitestone REIT, Class B	8,198,175

690,000	Winthrop Realty Trust(a)	7,624,500

		62,193,000

REITs-Health Care: 3.04%

1,600,000	Medical Properties Trust, Inc.	19,136,000

695,000	OMEGA Healthcare Investors, Inc.(a)	16,575,750

850,000	Sabra Health Care REIT, Inc.(a)	18,462,000

		54,173,750

REITs-Hotels: 2.94%

825,000	Chatham Lodging Trust(a)	12,688,500

1,700,000	Hospitality Properties Trust	39,814,000

		52,502,500

REITs-Manufactured Homes: 0.50%

225,000	Sun Communities, Inc.	8,975,250

REITs-Mortgage: 0.44%

245,000	Ares Commercial Real Estate Corp.	4,022,900

200,000	Colony Financial, Inc.	3,900,000

		7,922,900

REITs-Office Property: 4.14%

750,000	BioMed Realty Trust, Inc.	14,497,500

2,500,000	CommonWealth REIT(a)	39,600,000

400,000	Hudson Pacific Properties, Inc.	8,424,000

425,000	Mack-Cali Realty Corp.	11,096,750

		73,618,250

Shares		Value (Note 2)
REITs-Residential: 0.59%

350,000	American Homes 4 Rent(b)(c)	$5,407,500

250,000	American Residential Properties, Inc.(b)(c)	5,125,000

		10,532,500

REITs-Shopping Centers: 3.01%

825,000	AmREIT, Inc., Class B	14,148,750

1,230,000	Excel Trust, Inc.(a)	15,584,100

1,675,000	Retail Properties of America, Inc., Class A	20,049,750

200,000	Urstadt Biddle Properties, Inc., Class A	3,936,000

		53,718,600

REITs-Warehouse/Industrial: 2.92%

2,000,000	STAG Industrial, Inc.(a)(c)	35,940,000

1,700,000	Summit Hotel Properties, Inc.	16,150,000

		52,090,000

	Total Common Stocks (Cost $355,710,188)	398,433,150

EXCHANGE-TRADED FUNDS: 1.45%
Exchange-Traded Funds: 1.45%

1,065,000	ProShares UltraShort Real Estate	25,836,900

	Total Exchange-Traded Funds (Cost $31,074,777)	25,836,900

CONVERTIBLE PREFERRED STOCKS: 6.16%
REITs-Diversified: 0.81%

303,428	Lexington Realty Trust Series C, 6.500%(a)	14,461,378

REITs-Hotels: 1.61%

1,177,888	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	28,575,563

REITs-Office Property: 1.18%

910,982	CommonWealth REIT Series D, 6.500%(a)	21,025,465

REITs-Shopping Centers: 1.31%

400,000	Excel Trust, Inc. Series A, 7.000%(a)(b)	10,156,240

December 31, 2012	36	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)
REITs-Shopping Centers (continued): 1.31%

245,700	Ramco-Gershenson Properties Trust Series D, 7.250%(a)	$13,233,402

		23,389,642

REITs-Specialized: 1.25%

148,700	EPR Properties Series C, 5.750%(a)	3,263,965

644,101	Series E, 9.000%(a)	19,097,595

		22,361,560

	Total Convertible Preferred Stocks (Cost $93,001,097)	109,813,608

PREFERRED STOCKS: 69.71%
Real Estate Management/Services: 0.42%

300,000	Kennedy-Wilson, Inc. 7.750%	7,500,000

Real Estate Operating/Development: 1.80%

1,320,323	Forest City Enterprises, Inc. 7.375%(a)	32,163,068

REITs-Apartments: 3.13%

120,000	Apartment Investment & Management Co. Series Z, 7.000%	3,106,200

192,500	Campus Crest Communities, Inc. Series A, 8.000%	4,989,600

361,200	Equity Residential Series K, 8.290%(a)	24,177,825

277,795	Essex Property Trust, Inc. Series H, 7.125%(a)	7,257,394

630,000	UMH Properties, Inc. Series A, 8.250%(a)	16,310,700

		55,841,719

REITs-Diversified: 9.77%

698,000	CapLease, Inc. Series A, 8.125%(a)	17,470,940

608,900	Series B, 8.375%	15,947,091

369,293	Cousins Properties, Inc. Series A, 7.750%	9,335,727

332,989	Series B, 7.500%(a)	8,331,385

350,000	Duke Realty Corp. Series L, 6.600%(a)	8,785,000

Shares		Value (Note 2)

1,147,000	DuPont Fabros Technology, Inc. Series A, 7.875%(a)	$30,487,259

567,850	Series B, 7.625%(a)	15,144,560

412,000	Investors Real Estate Trust 7.950%	10,712,000

666,942	Lexington Realty Trust Series D, 7.550%(a)	16,680,219

98,495	Vornado Realty LP 7.875%(a)	2,667,245

520,000	Winthrop Realty Trust 7.750%	13,442,000

950,000	Series D, 9.250%	25,118,000

		174,121,426

REITs-Health Care: 0.32%

232,139	Senior Housing Properties Trust 5.625%	5,712,941

REITs-Hotels: 13.33%

210,600	Ashford Hospitality Trust, Inc. Series A, 8.550%(a)	5,313,438

1,402,300	Series D, 8.450%(a)	35,267,845

683,000	Series E, 9.000%(a)	18,304,400

400,000	Chesapeake Lodging Trust 7.750%	10,592,000

300,000	Eagle Hospitality Properties Trust, Inc. Series A, 8.250%(a)(c)	19,350

1,399,574	FelCor Lodging Trust, Inc. Series C, 8.000%(a)	34,163,601

493,433	Hersha Hospitality Trust Series A, 8.000%(a)	12,483,855

722,589	Series B, 8.000%(a)	18,317,631

344,070	Hospitality Properties Trust Series C, 7.000%(a)	8,677,445

661,018	LaSalle Hotel Properties Series G, 7.250%(a)	16,631,213

120,000	Series H, 7.500%	3,090,000

471,979	Pebblebrook Hotel Trust Series A, 7.875%(a)	12,228,976

145,000	Series B, 8.000%(a)	3,768,550

See Notes to Financial Statements	37	December 31, 2012

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)
REITs-Hotels (continued): 13.33%

65,492	Strategic Hotels & Resorts, Inc. Series A, 8.500%	$1,641,230

14,509	Series C, 8.250%	353,875

1,534,097	Sunstone Hotel Investors, Inc. Series A, 8.000%(a)	38,060,947

727,592	Series D, 8.000%(a)	18,560,872

		237,475,228

REITs-Industrial: 0.85%

600,000	Coresite Realty Corp. Series A, 7.250%	15,126,000

REITs-Manufactured Homes: 0.95%

657,290	Equity Lifestyle Properties, Inc. Series C, 6.750%(a)	16,918,645

REITs-Mortgage: 6.69%

140,779	Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	3,681,371

1,075,000	Colony Financial, Inc. Series A, 8.500%	28,089,749

490,611	iStar Financial, Inc. Series D, 8.000%(a)	10,955,344

1,036,299	Series E, 7.875%(a)	23,119,830

567,811	Series F, 7.800%(a)	12,378,280

848,247	Series G, 7.650%(a)	18,194,898

516,552	Series I, 7.500%(a)	11,240,172

492,945	NorthStar Realty Finance Corp. Series B, 8.250%(a)	11,653,220

		119,312,864

REITs-Office Property: 5.64%

102,798	Alexandria Real Estate Equities, Inc. Series D, 7.000%(a)	2,749,847

151,251	BioMed Realty Trust, Inc. Series A, 7.375%(a)	3,855,388

15,300	Corporate Office Properties Trust Series H, 7.500%(a)	384,336

96,846	Series J, 7.625%(a)	2,422,118

200,000	Series L, 7.375%	5,028,000

2,624	Highwoods Properties, Inc. Series A, 8.625%	3,133,056

Shares		Value (Note 2)

935,686	Hudson Pacific Properties, Inc. Series B, 8.375%(a)	$25,043,636

1,297,158	Parkway Properties, Inc. Series D, 8.000%(a)	32,441,921

918,128	SL Green Realty Corp. Series C, 7.625%(a)	23,035,832

100,000	Series I, 6.500%	2,510,000

		100,604,134

REITs-Regional Malls: 5.52%

2,289,109	CBL & Associates Properties, Inc. Series D, 7.375%(a)	57,342,180

1,492,566	Glimcher Realty Trust Series G, 8.125%(a)	37,567,886

138,361	Series H, 7.500%	3,512,986

		98,423,052

REITs-Residential: 0.42%

300,000	Sun Communities, Inc. Series A, 7.125%	7,509,000

REITs-Shopping Centers: 11.82%

314,131	Cedar Realty Trust, Inc. Series A, 8.875%(a)	7,961,650

408,832	Series B, 7.250%	9,995,942

1,155,751	DDR Corp. Series H, 7.375%(a)	28,928,448

755,500	Excel Trust, Inc. Series B, 8.125%	19,680,775

520,000	Inland Real Estate Corp. Series A, 8.125%(a)	13,546,000

565,000	Kite Realty Group Trust Series A, 8.250%(a)	14,492,250

250,000	Retail Properties of America, Inc. 7.000%	6,162,500

662,109	Saul Centers, Inc. Series A, 8.000%(a)	17,016,201

687,313	Series B, 9.000%(a)	17,863,265

481,400	Urstadt Biddle Properties, Inc. Series D, 7.500%(a)	12,290,142

810,000	Series F, 7.125%	21,051,900

December 31, 2012	38	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)
REITs-Shopping Centers (continued): 11.82%

250,000	Weingarten Realty Investors Senior Notes, 8.100%(a)	$5,690,000

1,446,163	Series F, 6.500%(a)	36,096,229

		210,775,302

REITs-Warehouse/Industrial: 9.05%

13,600	First Industrial Realty Trust, Inc. Series F, 6.236%	12,167,750

515,033	Series J, 7.250%	12,911,877

142,740	Series K, 7.250%	3,568,500

993,750	First Potomac Realty Trust Series A, 7.750%(a)	25,509,563

372,000	Monmouth Real Estate Investment Corp. 7.875%	9,664,560

432,050	Series A, 7.625%(a)	10,939,506

253,047	Prologis, Inc. Series M, 6.750%(a)	6,366,663

323,069	Series O, 7.000%(a)	8,178,492

469,707	Series P, 6.850%(a)	11,836,616

396,380	Series Q, 8.540%(a)	25,304,899

435,165	Series R, 6.750%(a)	10,987,916

302,803	Series S, 6.750%(a)	7,573,103

275,000	STAG Industrial, Inc. Series A, 9.000%	7,440,125

279,171	Summit Hotel Properties, Inc. Series A, 9.250%(a)	7,389,656

60,000	Terreno Realty Corp. Series A, 7.750%	1,560,600

		161,399,826

	Total Preferred Stocks (Cost $1,055,685,899)	1,242,883,205

Principal Amount

CORPORATE BONDS: 7.99%
Real Estate Management/Services: 0.56%

$9,000,000	BR Malls International Finance, Ltd., Gtd. Notes 8.500%, Perpetual Maturity(a)(b)(d)	9,945,000

Principal Amount		Value (Note 2)
Real Estate Operating/Development: 0.55%

2,799,000	Forest City Enterprises, Inc., Sr. Unsec. Notes 7.625%, 06/01/15(a)	$2,802,499

7,143,000	6.500%, 02/01/17(a)	7,035,855

		9,838,354

REITs-Health Care: 0.40%

1,750,000	Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes 7.750%, 02/15/19(a)	1,863,750

5,000,000	Sabra Health Care LP/Sabra Capital Corp., Sr. Unsec. Notes 8.125%, 11/01/18(a)	5,356,250

		7,220,000

REITs-Mortgage: 2.63%

17,810,000	iStar Financial, Inc., Sr. Unsec. Notes 7.125%, 02/15/18	18,232,988

26,100,000	9.000%, 06/01/17	28,579,499

		46,812,487

REITs-Specialized: 0.54%

10,000,000	CNL Lifestyle Properties, Inc., Sr. Unsec. Notes 7.250%, 04/15/19	9,600,000

REITs-Warehouse/Industrial: 1.71%

8,000,000	First Industrial LP, Sr. Unsec. Notes 5.950%, 05/05/17(a)	8,566,296

19,019,000	7.600%, 07/15/28(a)	21,954,145

		30,520,441

Retail-Toy Store: 1.60%

26,355,000	Toys R Us Property Co., I Llc, Gtd. Notes 10.750%, 07/15/17(a)	28,529,288

	Total Corporate Bonds (Cost $129,631,002)	142,465,570

See Notes to Financial Statements	39	December 31, 2012

Portfolio of Investments (Note 10)

Forward Select Income Fund

Principal Amount		Value (Note 2)

CONVERTIBLE CORPORATE BONDS: 1.15%
REITs-Mortgage: 1.15%

7,125,000	NorthStar Realty Finance LP 7.500%, 03/15/31(a)(b)	$8,558,906

10,000,000	8.875%, 06/15/32(b)	12,000,000

		20,558,906

	Total Convertible Corporate Bonds (Cost $16,988,918)	20,558,906

	Total Investments: 108.81% (Cost $1,682,091,881)	1,939,991,339

	Net Other Assets and Liabilities: (8.81)%	(157,075,204	)(e)

	Net Assets: 100.00%	$1,782,916,135

Percentages are stated as a percent of net assets.

(a) Securities or portion of securities are being held as collateral for short sales, written options or the line of credit. At period end, the aggregate market value of those securities was $880,708,187 representing 49.40% of net assets.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $51,192,646, representing 2.87% of net assets.

(c) Non-income producing security.

(d) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e) Includes cash which is being held as collateral for short sales, written options or the letter of credit.

Shares		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
Exchange-Traded Funds

(350,000)	iShares® Dow Jones U.S. Real Estate Index Fund	$(22,652,000)

	Total Securities Sold Short (Proceeds $22,643,817)	$(22,652,000)

Investment Abbreviations:

Gtd. — Guaranteed

REIT — Real Estate Investment Trust

Sr. — Senior

Unsec. — Unsecured

December 31, 2012	40	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GLOBAL INFRASTRUCTURE FUND	FORWARD INTERNATIONAL REAL ESTATE FUND	FORWARD REAL ESTATE FUND
ASSETS:
Investments, at value	$142,225,704	$157,848,661	$34,905,602
Cash	9,105,876	6,063,756	4,218,954
Foreign currency, at value (Cost $1,812,289, $615,671 and $0, respectively)	1,804,993	615,529	0
Deposit with broker for written options	1,368,768	0	0
Receivable for investments sold	0	664,571	78,937
Receivable for shares sold	2,450,028	1,084,722	34,693
Interest and dividends receivable	167,190	740,855	125,493
Other assets	21,660	23,234	14,535

Total Assets	157,144,219	167,041,328	39,378,214

LIABILITIES:
Options written, at value (Premiums received $115,390, $0 and $0, respectively)	8,015	0	0
Payable for investments purchased	1,449,362	2,768,659	54,760
Payable for shares redeemed	474,300	112,634	13,557
Payable to advisor	112,404	126,144	27,996
Payable for distribution and service fees	24,032	38,157	12,766
Payable to trustees	56	55	15
Payable for chief compliance officer fee	645	640	178
Payable for legal and audit fees	23,693	23,709	19,586
Accrued expenses and other liabilities	44,521	54,826	9,045

Total Liabilities	2,137,028	3,124,824	137,903

NET ASSETS	$155,007,191	$163,916,504	$39,240,311

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$214,896,260	$290,870,898	$30,623,607
Accumulated net investment income/(loss)	(206,742)	(2,195,709)	31,858
Accumulated net realized loss on investments, options contracts and foreign currency transactions	(69,681,014)	(135,863,121)	(2,617,891)
Net unrealized appreciation on investments, options contracts and translation of assets and liabilities in foreign currencies	9,998,687	11,104,436	11,202,737

TOTAL NET ASSETS	$155,007,191	$163,916,504	$39,240,311

INVESTMENTS, AT COST	$132,325,552	$146,733,914	$23,702,865

See Notes to Financial Statements	41	December 31, 2012

Statement of Assets and Liabilities

	FORWARD GLOBAL INFRASTRUCTURE FUND (continued)	FORWARD INTERNATIONAL REAL ESTATE FUND (continued)	FORWARD REAL ESTATE FUND (continued)
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$21.02	$17.26	$14.97
Net Assets	$27,193,411	$12,026,553	$25,601,793
Shares of beneficial interest outstanding	1,293,600	696,748	1,709,654
Institutional Class:
Net Asset Value, offering and redemption price per share	$21.10	$17.24	$13.35
Net Assets	$90,441,219	$62,978,321	$4,454,252
Shares of beneficial interest outstanding	4,285,495	3,654,043	333,709
Class A:
Net Asset Value, offering and redemption price per share	$21.12	$17.28	$14.85
Net Assets	$23,847,510	$74,449,045	$6,994,432
Shares of beneficial interest outstanding	1,129,376	4,307,801	470,889
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$22.41	$18.33	$15.76
Class B:
Net Asset Value, offering and redemption price per share	$21.10	—	—
Net Assets	$1,608,082	—	—
Shares of beneficial interest outstanding	76,213	—	—
Class C:
Net Asset Value, offering and redemption price per share	$21.14	$17.33	$14.99
Net Assets	$8,223,250	$12,780,423	$2,189,834
Shares of beneficial interest outstanding	389,009	737,526	146,098
Class M:
Net Asset Value, offering and redemption price per share	$21.10	$17.22	—
Net Assets	$3,693,719	$1,682,162	—
Shares of beneficial interest outstanding	175,060	97,676	—

December 31, 2012	42	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD REAL ESTATE LONG/SHORT FUND	FORWARD SELECT INCOME FUND
ASSETS:
Investments, at value	$86,683,623	$1,939,991,339
Cash	393,715	25,836,373
Foreign currency, at value (Cost $106,503 and $0, respectively)	104,847	0
Deposit with broker for securities sold short	13,535,225	27,596,171
Receivable for investments sold	249,028	785,613
Receivable for shares sold	47,790	2,632,618
Interest and dividends receivable	442,163	17,331,959
Other assets	25,366	54,938

Total Assets	101,481,757	2,014,229,011

LIABILITIES:
Securities sold short (Proceeds $8,698,128 and $22,643,817, respectively)	10,774,820	22,652,000
Payable on loan (Note 2)	14,719,142	201,651,566
Payable for interest due on loan (Note 2)	7,865	119,943
Payable for dividend expense on short sales	21,097	0
Payable for investments purchased	109,519	644,325
Payable for shares redeemed	96,184	3,815,007
Payable to advisor	63,553	1,504,995
Payable for distribution and service fees	30,842	539,242
Payable to trustees	30	728
Payable for chief compliance officer fee	351	8,464
Payable for legal and audit fees	24,418	95,301
Accrued expenses and other liabilities	22,331	281,305

Total Liabilities	25,870,152	231,312,876

NET ASSETS	$75,611,605	$1,782,916,135

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$235,780,646	$1,619,982,812
Accumulated net investment income/(loss)	(278,430)	0
Accumulated net realized loss on investments, securities sold short, options contracts and foreign currency transactions	(181,020,990)	(94,957,952)
Net unrealized appreciation on investments, securities sold short, options contracts and translation of assets and liabilities in foreign currencies	21,130,379	257,891,275

TOTAL NET ASSETS	$75,611,605	$1,782,916,135

INVESTMENTS, AT COST	$63,472,780	$1,682,091,881

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$27.05	$24.38
Net Assets	$1,894,142	$41,499,437
Shares of beneficial interest outstanding	70,015	1,702,492
Institutional Class:
Net Asset Value, offering and redemption price per share	$27.87	$24.40
Net Assets	$13,597,547	$654,961,073
Shares of beneficial interest outstanding	487,853	26,846,687

See Notes to Financial Statements	43	December 31, 2012

Statement of Assets and Liabilities

	FORWARD REAL ESTATE LONG/SHORT FUND (continued)	FORWARD SELECT INCOME FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	$27.12	$24.43
Net Assets	$35,830,521	$754,615,392
Shares of beneficial interest outstanding	1,321,132	30,890,374
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$28.77	$25.92
Class B:
Net Asset Value, offering and redemption price per share	$26.98	$24.19
Net Assets	$2,592,531	$11,856,955
Shares of beneficial interest outstanding	96,076	490,136
Class C:
Net Asset Value, offering and redemption price per share	$26.93	$23.99
Net Assets	$19,170,679	$308,131,154
Shares of beneficial interest outstanding	711,991	12,846,409
Class M:
Net Asset Value, offering and redemption price per share	$27.88	$24.39
Net Assets	$2,526,185	$11,852,124
Shares of beneficial interest outstanding	90,606	485,876

December 31, 2012	44	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD GLOBAL INFRASTRUCTURE FUND	FORWARD INTERNATIONAL REAL ESTATE FUND	FORWARD REAL ESTATE FUND
INVESTMENT INCOME:
Interest	$12,730	$221	$564
Dividends	3,750,793	3,597,703	888,269
Foreign taxes withheld	(234,577)	(270,488)	0

Total Investment Income	3,528,946	3,327,436	888,833

EXPENSES:
Investment advisory fee	1,126,660	785,340	308,298
Administration fee	97,056	77,790	29,275
Custodian fee	76,137	72,347	3,664
Legal and audit fee	47,970	41,128	30,958
Transfer agent fee	61,362	68,182	22,066
Trustees’ fees and expenses	14,798	8,723	4,048
Registration/filing fees	66,001	52,559	45,191
Reports to shareholder and printing fees	27,698	19,534	8,573
Distribution and service fees
Investor Class	17,489	8,340	99,140
Class A	88,579	151,820	25,569
Class B	18,248	—	—
Class C	81,683	100,076	22,677
Chief compliance officer fee	7,349	4,429	2,150
ReFlow fees (Note 2)	3,247	186	681
Other	16,192	9,046	4,528

Total expenses before waiver	1,750,469	1,399,500	606,818
Less fees waived/reimbursed by investment advisor (Note 3)	0	(40,614)	0

Total Net Expenses	1,750,469	1,358,886	606,818

NET INVESTMENT INCOME:	1,778,477	1,968,550	282,015

Net realized gain on investments	6,815,393	9,473,739	3,715,280
Net realized gain on option contracts	137,591	0	0
Net realized loss on foreign currency	(25,124)	(581,763)	0
Net change in unrealized appreciation on investments	8,782,689	15,875,254	2,205,349
Net change in unrealized appreciation on options contracts	107,375	0	0
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	35,991	(2,698)	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	15,853,915	24,764,532	5,920,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,632,392	$26,733,082	$6,202,644

See Notes to Financial Statements	45	December 31, 2012

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD REAL ESTATE LONG/SHORT FUND	FORWARD SELECT INCOME FUND
INVESTMENT INCOME:
Interest	$126,294	$11,265,540
Dividends	2,200,183	80,974,700
Foreign taxes withheld	(4,764)	0

Total Investment Income	2,321,713	92,240,240

EXPENSES:
Investment advisory fee	736,631	16,054,645
Administration fee	55,406	818,857
Custodian fee	11,348	50,191
Legal and audit fee	43,152	412,591
Transfer agent fee	68,795	872,837
Trustees’ fees and expenses	8,077	184,489
Registration/filing fees	59,289	147,824
Reports to shareholder and printing fees	10,773	231,234
Distribution and service fees
Investor Class	4,522	38,502
Class A	125,661	2,541,699
Class B	35,212	139,524
Class C	193,617	2,949,138
Chief compliance officer fee	4,365	95,476
ReFlow fees (Note 2)	4,867	0
Interest on loan	281,173	3,700,699
Dividend expense on short sales	209,646	117,663
Other	7,923	109,536

Total Expenses	1,860,457	28,464,905

NET INVESTMENT INCOME:	461,256	63,775,335

Net realized gain on investments	7,948,894	42,991,555
Net realized gain/(loss) on securities sold short	(316,139)	231,977
Net realized gain on option contracts	159,116	0
Net realized gain on foreign currency	93,152	0
Net change in unrealized appreciation on investments	7,886,501	161,287,465
Net change in unrealized depreciation on securities sold short	(1,556,171)	(8,183)
Net change in unrealized depreciation on options contracts	(41,092)	0
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(3,823)	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	14,170,438	204,502,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,631,694	$268,278,149

December 31, 2012	46	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$1,778,477	$1,919,469
Net realized gain on investments	6,815,393	5,725,171
Net realized gain on option contracts	137,591	0
Net realized loss on foreign currency transactions	(25,124)	(1,063,644)
Net change in unrealized appreciation/(depreciation) on investments, options contracts and translation of assets and liabilities in foreign currencies	8,926,055	(14,896,638)

Net increase/(decrease) in net assets resulting from operations	17,632,392	(8,315,642)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(69,589)	(217)
Institutional Class	(1,505,315)	(1,150,486)
Class A	(356,743)	(631,354)
Class B	(16,857)	(21,706)
Class C	(74,664)	(86,126)
Class M	(27,416)	(4,147)

Total distributions	(2,050,584)	(1,894,036)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	33,296,444	22,000
Issued to shareholders in reinvestment of distributions	69,536	217
Cost of shares redeemed	(6,933,048)	—

Net increase from share transactions	26,432,932	22,217

Institutional Class
Proceeds from sale of shares	40,841,664	89,635,170
Issued to shareholders in reinvestment of distributions	1,501,404	1,141,641
Cost of shares redeemed	(34,801,268)	(48,632,465)

Net increase from share transactions	7,541,800	42,144,346

Class A
Proceeds from sale of shares	1,968,237	10,208,204
Issued to shareholders in reinvestment of distributions	305,985	557,625
Cost of shares redeemed	(8,888,235)	(31,534,829)

Net decrease from share transactions	(6,614,013)	(20,769,000)

Class B
Issued to shareholders in reinvestment of distributions	13,481	13,578
Cost of shares redeemed	(855,589)	(824,353)

Net decrease from share transactions	(842,108)	(810,775)

Class C
Proceeds from sale of shares	606,475	547,277
Issued to shareholders in reinvestment of distributions	66,756	73,176
Cost of shares redeemed	(1,847,050)	(3,185,950)

Net decrease from share transactions	(1,173,819)	(2,565,497)

See Notes to Financial Statements	47	December 31, 2012

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Class M
Proceeds from sale of shares	$3,703,919	$97,520
Issued to shareholders in reinvestment of distributions	27,294	4,147
Cost of shares redeemed	(433,377)	(27,381)

Net increase from share transactions	3,297,836	74,286

Net increase in net assets	$44,224,436	$7,885,899

NET ASSETS:
Beginning of period	110,782,755	102,896,856

End of period (including accumulated net investment loss of $(206,742) and $(125,726), respectively)	$155,007,191	$110,782,755

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,630,430	1,112
Distributions reinvested	3,361	11
Redeemed	(341,314)	—

Net increase in shares outstanding	1,292,477	1,123

Institutional Class
Sold	2,035,059	4,381,601
Distributions reinvested	80,110	56,400
Redeemed	(1,713,046)	(2,390,357)

Net increase in shares outstanding	402,123	2,047,644

Class A
Sold	97,956	510,284
Distributions reinvested	16,569	26,716
Redeemed	(440,508)	(1,578,744)

Net decrease in shares outstanding	(325,983)	(1,041,744)

Class B
Distributions reinvested	736	623
Redeemed	(42,136)	(40,031)

Net decrease in shares outstanding	(41,400)	(39,408)

Class C
Sold	30,009	25,994
Distributions reinvested	3,638	3,437
Redeemed	(91,975)	(157,719)

Net decrease in shares outstanding	(58,328)	(128,288)

Class M
Sold	183,268	4,841
Distributions reinvested	1,453	204
Redeemed	(21,586)	(1,386)

Net increase in shares outstanding	163,135	3,659

(a) The Forward Global Infrastructure Fund began offering Investor Class shares on May 2, 2011.

December 31, 2012	48	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$1,968,550	$839,357
Net realized gain/(loss) on investments	9,473,739	(164,879)
Net realized gain/(loss) on foreign currency transactions	(581,763)	1,422,672
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	15,872,556	(8,489,786)

Net increase/(decrease) in net assets resulting from operations	26,733,082	(6,392,636)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(460,498)	(2,694)
Institutional Class	(3,266,599)	(433,867)
Class A	(4,340,733)	(2,518,340)
Class C	(826,301)	(881,478)
Class M	(80,026)	(914)

Total distributions	(8,974,157)	(3,837,293)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	12,588,677	42,022
Issued to shareholders in reinvestment of distributions	429,541	2,694
Cost of shares redeemed	(1,123,674)	(7,826)

Net increase from share transactions	11,894,544	36,890

Institutional Class
Proceeds from sale of shares	62,066,246	6,928,744
Issued to shareholders in reinvestment of distributions	905,353	368,137
Cost of shares redeemed	(8,181,501)	(5,152,753)

Net increase from share transactions	54,790,098	2,144,128

Class A
Proceeds from sale of shares	53,002,164	4,175,148
Issued to shareholders in reinvestment of distributions	4,158,476	2,266,840
Cost of shares redeemed	(13,693,485)	(8,094,273)

Net increase/(decrease) from share transactions	43,467,155	(1,652,285)

Class B
Proceeds from sale of shares	—	28,064
Cost of shares redeemed	—	(1,701,281)

Net decrease from share transactions	—	(1,673,217)

Class C
Proceeds from sale of shares	3,545,238	1,449,566
Issued to shareholders in reinvestment of distributions	763,162	811,710
Cost of shares redeemed	(2,648,486)	(3,338,839)

Net increase/(decrease) from share transactions	1,659,914	(1,077,563)

See Notes to Financial Statements	49	December 31, 2012

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Class M
Proceeds from sale of shares	$5,132,902	$10,004
Issued to shareholders in reinvestment of distributions	79,590	914
Cost of shares redeemed	(3,674,598)	—

Net increase from share transactions	1,537,894	10,918

Net increase/(decrease) in net assets	$131,108,530	$(12,441,058)

NET ASSETS:
Beginning of period	32,807,974	45,249,032

End of period (including accumulated net investment loss of $(2,195,709) and $(492,108), respectively)	$163,916,504	$32,807,974

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	735,097	2,849
Distributions reinvested	25,328	218
Redeemed	(66,159)	(585)

Net increase in shares outstanding	694,266	2,482

Institutional Class
Sold	3,767,088	469,667
Distributions reinvested	54,882	28,922
Redeemed	(519,289)	(346,804)

Net increase in shares outstanding	3,302,681	151,785

Class A
Sold	3,208,348	257,713
Distributions reinvested	252,372	172,906
Redeemed	(845,311)	(546,532)

Net increase/(decrease) in shares outstanding	2,615,409	(115,913)

Class B
Sold	—	1,701
Redeemed	—	(99,066)

Net decrease in shares outstanding	—	(97,365)

Class C
Sold	214,475	91,991
Distributions reinvested	46,943	62,199
Redeemed	(172,895)	(220,441)

Net increase/(decrease) in shares outstanding	88,523	(66,251)

Class M
Sold	299,958	571
Distributions reinvested	4,736	70
Redeemed	(207,659)	—

Net increase in shares outstanding	97,035	641

(a) The Forward International Real Estate Fund began offering Investor Class shares and Class M shares on May 2, 2011.

December 31, 2012	50	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$282,015	$289,520
Net realized gain on investments	3,715,280	4,346,269
Net change in unrealized appreciation/(depreciation) on investments	2,205,349	(3,418,496)

Net increase in net assets resulting from operations	6,202,644	1,217,293

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(190,470)	(185,037)
Institutional Class	(25,408)	(8,836)
Class A	(60,017)	(66,759)
Class C	(3,793)	(5,106)

Total distributions	(279,688)	(265,738)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	5,172,720	6,024,353
Issued to shareholders in reinvestment of distributions	185,136	180,827
Cost of shares redeemed	(7,996,659)	(8,422,796)

Net decrease from share transactions	(2,638,803)	(2,217,616)

Institutional Class
Proceeds from sale of shares	4,166,574	66,732
Issued to shareholders in reinvestment of distributions	15,948	8,655
Cost of shares redeemed	(726,369)	(11,595)

Net increase from share transactions	3,456,153	63,792

Class A
Proceeds from sale of shares	180,846	298,498
Issued to shareholders in reinvestment of distributions	53,478	54,538
Cost of shares redeemed	(1,603,671)	(2,013,609)

Net decrease from share transactions	(1,369,347)	(1,660,573)

Class C
Proceeds from sale of shares	157,556	125,256
Issued to shareholders in reinvestment of distributions	3,541	4,526
Cost of shares redeemed	(519,801)	(678,750)

Net decrease from share transactions	(358,704)	(548,968)

Net increase/(decrease) in net assets	$5,012,255	$(3,411,810)

NET ASSETS:
Beginning of period	34,228,056	37,639,866

End of period (including accumulated net investment income of $31,858 and $29,531, respectively)	$39,240,311	$34,228,056

See Notes to Financial Statements	51	December 31, 2012

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	365,834	473,250
Distributions reinvested	12,912	14,366
Redeemed	(567,894)	(676,261)

Net decrease in shares outstanding	(189,148)	(188,645)

Institutional Class
Sold	321,428	5,939
Distributions reinvested	1,242	776
Redeemed	(56,349)	(1,078)

Net increase in shares outstanding	266,321	5,637

Class A
Sold	12,960	23,860
Distributions reinvested	3,770	4,382
Redeemed	(113,883)	(161,463)

Net decrease in shares outstanding	(97,153)	(133,221)

Class C
Sold	10,988	10,267
Distributions reinvested	252	351
Redeemed	(36,444)	(54,421)

Net decrease in shares outstanding	(25,204)	(43,803)

December 31, 2012	52	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE LONG/SHORT FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$461,256	$992,788
Net realized gain on investments	7,948,894	10,210,604
Net realized loss on securities sold short	(316,139)	(774,397)
Net realized gain on option contracts	159,116	135,387
Net realized gain on foreign currency transactions	93,152	129,463
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, options contracts and translation of assets and liabilities in foreign currencies	6,285,415	(10,396,107)

Net increase in net assets resulting from operations	14,631,694	297,738

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(33,552)	(621)
Institutional Class	(292,286)	(170,436)
Class A	(741,647)	(855,877)
Class B	(43,721)	(81,904)
Class C	(276,695)	(330,715)
Class M	(61,794)	(171)

Total distributions	(1,449,695)	(1,439,724)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,942,111	94,631
Issued to shareholders in reinvestment of distributions	33,504	621
Cost of shares redeemed	(1,289,155)	(2,087)

Net increase from share transactions	1,686,460	93,165

Institutional Class
Proceeds from sale of shares	9,508,024	16,704,041
Issued to shareholders in reinvestment of distributions	290,737	128,619
Cost of shares redeemed	(6,815,029)	(11,342,289)

Net increase from share transactions	2,983,732	5,490,371

Class A
Proceeds from sale of shares	4,440,798	3,957,251
Issued to shareholders in reinvestment of distributions	604,562	652,307
Cost of shares redeemed	(9,411,355)	(18,638,662)

Net decrease from share transactions	(4,365,995)	(14,029,104)

Class B
Proceeds from sale of shares	—	32,354
Issued to shareholders in reinvestment of distributions	40,399	66,732
Cost of shares redeemed	(2,559,685)	(3,376,874)

Net decrease from share transactions	(2,519,286)	(3,277,788)

Class C
Proceeds from sale of shares	1,255,387	1,226,619
Issued to shareholders in reinvestment of distributions	239,564	276,965
Cost of shares redeemed	(5,252,048)	(7,002,988)

Net decrease from share transactions	(3,757,097)	(5,499,404)

See Notes to Financial Statements	53	December 31, 2012

Statement of Changes in Net Assets

	FORWARD REAL ESTATE LONG/SHORT FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Class M
Proceeds from sale of shares	$5,149,397	$10,007
Issued to shareholders in reinvestment of distributions	61,794	171
Cost of shares redeemed	(2,860,466)	—

Net increase from share transactions	2,350,725	10,178

Net increase/(decrease) in net assets	$9,560,538	$(18,354,568)

NET ASSETS:
Beginning of period	66,051,067	84,405,635

End of period (including accumulated net investment loss of $(278,430) and $(19,585), respectively)	$75,611,605	$66,051,067

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	113,293	4,183
Distributions reinvested	1,268	28
Redeemed	(48,659)	(98)

Net increase in shares outstanding	65,902	4,113

Institutional Class
Sold	362,887	724,240
Distributions reinvested	10,773	5,580
Redeemed	(262,018)	(493,962)

Net increase in shares outstanding	111,642	235,858

Class A
Sold	173,842	173,286
Distributions reinvested	23,090	28,990
Redeemed	(369,434)	(820,368)

Net decrease in shares outstanding	(172,502)	(618,092)

Class B
Sold	—	1,480
Distributions reinvested	1,552	2,975
Redeemed	(101,394)	(150,166)

Net decrease in shares outstanding	(99,842)	(145,711)

Class C
Sold	48,813	52,975
Distributions reinvested	9,179	12,371
Redeemed	(208,778)	(312,111)

Net decrease in shares outstanding	(150,786)	(246,765)

Class M
Sold	195,755	396
Distributions reinvested	2,283	7
Redeemed	(107,835)	—

Net increase in shares outstanding	90,203	403

(a) The Forward Real Estate Long/Short Fund began offering Investor Class and Class M shares on May 2, 2011.

December 31, 2012	54	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$63,775,335	$76,180,832
Net realized gain on investments	42,991,555	37,196,033
Net realized gain on securities sold short	231,977	—
Net realized loss on option contracts	0	(46,773)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	161,279,282	(83,943,905)

Net increase in net assets resulting from operations	268,278,149	29,386,187

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(965,137)	(5,696)
Institutional Class	(39,422,684)	(32,229,138)
Class A	(47,460,016)	(51,247,109)
Class B	(821,445)	(1,483,432)
Class C	(18,107,020)	(21,514,810)
Class M	(831,816)	(226,969)
From return of capital
Investor	(100,989)	—
Institutional	(4,125,044)	—
Class A	(4,966,041)	—
Class B	(85,953)	—
Class C	(1,894,652)	—
Class M	(87,038)	—

Total distributions	(118,867,835)	(106,707,154)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	47,148,201	294,621
Issued to shareholders in reinvestment of distributions	1,064,367	5,696
Cost of shares redeemed	(7,249,529)	(20,403)

Net increase from share transactions	40,963,039	279,914

Institutional Class
Proceeds from sale of shares	414,716,743	349,321,547
Issued to shareholders in reinvestment of distributions	38,225,274	27,660,972
Cost of shares redeemed	(208,914,172)	(309,319,561)

Net increase from share transactions	244,027,845	67,662,958

Class A
Proceeds from sale of shares	276,307,428	239,057,629
Issued to shareholders in reinvestment of distributions	42,533,327	37,147,134
Cost of shares redeemed	(225,282,875)	(291,534,466)

Net increase/(decrease) from share transactions	93,557,880	(15,329,703)

Class B
Proceeds from sale of shares	30,310	153,177
Issued to shareholders in reinvestment of distributions	675,261	864,174
Cost of shares redeemed	(6,550,227)	(9,339,637)

\Net decrease from share transactions	(5,844,656)	(8,322,286)

See Notes to Financial Statements	55	December 31, 2012

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Class C
Proceeds from sale of shares	$47,417,841	$44,514,078
Issued to shareholders in reinvestment of distributions	15,040,736	13,285,984
Cost of shares redeemed	(45,593,459)	(55,447,482)

Net increase from share transactions	16,865,118	2,352,580

Class M
Proceeds from sale of shares	14,534,585	2,441,427
Issued to shareholders in reinvestment of distributions	667,068	45,019
Cost of shares redeemed	(7,242,217)	(1,399,760)

Net increase from share transactions	7,959,436	1,086,686

Net increase/(decrease) in net assets	$546,938,976	$(29,590,818)

NET ASSETS:
Beginning of period	1,235,977,159	1,265,567,977

End of period (including accumulated net investment income/(loss) of $0 and $(3,076), respectively)	$1,782,916,135	$1,235,977,159

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,943,568	13,505
Distributions reinvested	44,115	260
Redeemed	(298,033)	(923)

Net increase in shares outstanding	1,689,650	12,842

Institutional Class
Sold	17,482,680	15,196,644
Distributions reinvested	1,610,544	1,223,319
Redeemed	(8,740,849)	(13,684,555)

Net increase in shares outstanding	10,352,375	2,735,408

Class A
Sold	11,707,187	10,390,727
Distributions reinvested	1,792,522	1,643,835
Redeemed	(9,444,898)	(12,823,158)

Net increase/(decrease) in shares outstanding	4,054,811	(788,596)

Class B
Sold	1,308	6,639
Distributions reinvested	28,799	38,549
Redeemed	(280,556)	(408,020)

Net decrease in shares outstanding	(250,449)	(362,832)

Class C
Sold	2,048,668	1,963,582
Distributions reinvested	645,260	598,659
Redeemed	(1,957,201)	(2,479,372)

Net increase in shares outstanding	736,727	82,869

Class M
Sold	621,800	107,377
Distributions reinvested	28,223	2,011
Redeemed	(307,792)	(60,960)

Net increase in shares outstanding	342,231	48,428

(a) The Forward Select Income Fund began offering Investor Class shares on October 26, 2011.

December 31, 2012	56	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2012

	FORWARD REAL ESTATE LONG/SHORT FUND	FORWARD SELECT INCOME FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$14,631,694	$268,278,149
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided/(used) in operating activities:
Purchases of investment securities	(42,737,683)	(1,164,574,457)
Proceeds from sale of investment securities	50,697,807	942,343,054
Proceeds from securities sold short transactions	8,063,642	58,826,176
Purchases to cover securities sold short transactions	(3,512,933)	(35,979,929)
Premiums received from written options transactions	171,512	—
Premiums paid from closing written options transactions	(125,888)	—
Purchase of option contracts	(241,106)	—
Net proceeds from short-term investment securities	113,217	40,892,950
Discount and premiums amortized	(1,614)	(258,028)
Net realized gain on investment securities	(7,948,894)	(42,991,555)
Net realized (gain)/loss on securities sold short	316,139	(231,977)
Net realized gain on written option contracts	(159,116)	—
Net realized gain on foreign currency transactions	(93,152)	—
Net change in unrealized appreciation on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currency	(6,285,415)	(161,279,282)
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	(8,098,388)	(27,492,944)
Decrease in interest and dividends receivable	18,269	739,322
Decrease in other assets	8,877	24,425
Increase in payable for interest payable	6,129	84,568
Increase in payable for short sale dividends	15,669	—
Increase in payable for advisor	8,969	476,583
Increase in payable for distribution and service fees	3,978	181,117
Decrease in payable to trustees	(1,059)	(15,234)
Increase in payable for chief compliance officer fee	20	2,650
Increase/(Decrease) in payable for legal and audit fees	(6,153)	2,714
Decrease in payable for ReFlow fee (Note 2)	(1,623)	—
Increase/(Decrease) in accrued expenses and other liabilities	(10,222)	48,705

Net cash provided/(used) in operating activities	4,832,676	(120,922,993)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided/(used) by loan, net	787,399	(135,046,516)
Proceeds from sale of shares	23,378,559	800,378,112
Cost of shares redeemed	(28,325,274)	(497,910,428)
Cash distributions paid	(179,135)	(20,661,802)

Net cash provided/(used) by financing activities	(4,338,451)	146,759,366

EFFECT OF EXCHANGE RATES ON CASH	4,301	0
NET CHANGE IN CASH & FOREIGN CURRENCY FOR THE PERIOD	498,526	25,836,373

CASH & FOREIGN CURRENCY, BEGINNING OF PERIOD	36	0

CASH & FOREIGN CURRENCY, END OF PERIOD	$498,562	$25,836,373

Non-cash financing activities not included herein consist of reinvestment of distributions of $1,270,560 and $98,206,033, respectively.

Cash paid for interest on loan during the period was $275,044 and $3,616,131, respectively.

See Notes to Financial Statements	57	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.68	$22.54
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.04	0.23
Net realized and unrealized gain/(loss) on investments	2.62	(3.75)

Total from Investment Operations	2.66	(3.52)

LESS DISTRIBUTIONS:
From investment income	(0.32)	(0.34)

Total Distributions	(0.32)	(0.34)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.34	(3.86)

NET ASSET VALUE, END OF PERIOD	$21.02	$18.68

TOTAL RETURN	14.48%	(15.74	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$27,193	$21
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.18%	1.83	%(d)
Operating expenses including reimbursement/waiver	n/a	1.72	%(d)(e)
Operating expenses excluding reimbursement/waiver	1.66%	1.73	%(d)
PORTFOLIO TURNOVER RATE	74%	88	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	58	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$18.72	$20.27		$19.39	$15.37	$27.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.32 (c)	0.43	(c)	0.44	0.45	0.47	(c)
Net realized and unrealized gain/(loss) on investments	2.42	(1.60)		1.11	4.08	(11.80)

Total from Investment Operations	2.74	(1.17)		1.55	4.53	(11.33)

LESS DISTRIBUTIONS:
From investment income	(0.36)	(0.38)		(0.67)	(0.51)	(0.39)
From capital gains	—	—		—	—	(0.04)
Tax return of capital	—	—		—	—	(0.00	)(d)

Total Distributions	(0.36)	(0.38)		(0.67)	(0.51)	(0.43)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00 (d)	0.02

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.38	(1.55)		0.88	4.02	(11.74)

NET ASSET VALUE, END OF PERIOD	$21.10	$18.72		$20.27	$19.39	$15.37

TOTAL RETURN	14.95%	(5.92)%		8.50%	29.84%	(42.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$90,441	$72,691		$37,217	$67,523	$32,664
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.61%	2.12%		2.13%	2.63%	2.24%
Operating expenses including reimbursement/waiver	n/a	1.29	%(e)	1.25%	1.24%	1.26%
Operating expenses excluding reimbursement/waiver	1.23%	1.29%		1.26%	1.32%	1.44%
PORTFOLIO TURNOVER RATE	74%	88%		85%	61%	123%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	59	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$18.72	$20.28		$19.38	$15.35	$27.10
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.26 (b)	0.36	(b)	0.40	0.40	0.44	(b)
Net realized and unrealized gain/(loss) on investments	2.43	(1.60)		1.12	4.08	(11.82)

Total from Investment Operations	2.69	(1.24)		1.52	4.48	(11.38)

LESS DISTRIBUTIONS:
From investment income	(0.29)	(0.32)		(0.62)	(0.45)	(0.33)
From capital gains	—	—		—	—	(0.04)
Tax return of capital	—	—		—	—	(0.00	)(c)

Total Distributions	(0.29)	(0.32)		(0.62)	(0.45)	(0.37)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00 (c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.40	(1.56)		0.90	4.03	(11.75)

NET ASSET VALUE, END OF PERIOD	$21.12	$18.72		$20.28	$19.38	$15.35

TOTAL RETURN(d)	14.57%	(6.24)%		8.29%	29.53%	(42.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$23,848	$27,248		$50,631	$73,490	$62,918
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.31%	1.75%		1.85%	2.42%	1.99%
Operating expenses including reimbursement/waiver	n/a	1.52	%(e)	1.50%	1.49%	1.51%
Operating expenses excluding reimbursement/waiver	1.58%	1.52%		1.51%	1.57%	1.69%
PORTFOLIO TURNOVER RATE	74%	88%		85%	61%	123%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2012	60	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$18.73	$20.28		$19.36	$15.30	$27.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13 (b)	0.20	(b)	0.26	0.27	0.27	(b)
Net realized and unrealized gain/(loss) on investments	2.42	(1.59)		1.13	4.05	(11.78)

Total from Investment Operations	2.55	(1.39)		1.39	4.32	(11.51)

LESS DISTRIBUTIONS:
From investment income	(0.18)	(0.16)		(0.47)	(0.26)	(0.19)
From capital gains	—	—		—	—	(0.04)
Tax return of capital	—	—		—	—	(0.00	)(c)

Total Distributions	(0.18)	(0.16)		(0.47)	(0.26)	(0.23)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00 (c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.37	(1.55)		0.92	4.06	(11.74)

NET ASSET VALUE, END OF PERIOD	$21.10	$18.73		$20.28	$19.36	$15.30

TOTAL RETURN(d)	13.78%	(6.93)%		7.50%	28.52%	(42.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,608	$2,203		$3,184	$4,140	$3,708
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.65%	0.98%		1.17%	1.66%	1.24%
Operating expenses including reimbursement/waiver	n/a	2.27	%(e)	2.25%	2.24%	2.26%
Operating expenses excluding reimbursement/waiver	2.23%	2.28%		2.26%	2.32%	2.44%
PORTFOLIO TURNOVER RATE	74%	88%		85%	61%	123%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	61	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$18.77	$20.32		$19.40	$15.32	$27.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13 (b)	0.20	(b)	0.26	0.28	0.27	(b)
Net realized and unrealized gain/(loss) on investments	2.43	(1.58)		1.13	4.05	(11.78)

Total from Investment Operations	2.56	(1.38)		1.39	4.33	(11.51)

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.17)		(0.47)	(0.25)	(0.17)
From capital gains	—	—		—	—	(0.04)
Tax return of capital	—	—		—	—	(0.00	)(c)

Total Distributions	(0.19)	(0.17)		(0.47)	(0.25)	(0.21)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00 (c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.37	(1.55)		0.92	4.08	(11.72)

NET ASSET VALUE, END OF PERIOD	$21.14	$18.77		$20.32	$19.40	$15.32

TOTAL RETURN(d)	13.78%	(6.90)%		7.51%	28.54%	(42.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$8,223	$8,397		$11,697	$15,035	$15,369
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.63%	0.99%		1.14%	1.66%	1.24%
Operating expenses including reimbursement/waiver	n/a	2.28	%(e)	2.25%	2.24%	2.26%
Operating expenses excluding reimbursement/waiver	2.23%	2.28%		2.26%	2.32%	2.44%
PORTFOLIO TURNOVER RATE	74%	88%		85%	61%	123%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2012	62	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.72	$20.27		$18.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.29 (b)	0.41	(b)	0.33
Net realized and unrealized gain/(loss) on investments	2.45	(1.58)		1.91

Total from Investment Operations	2.74	(1.17)		2.24

LESS DISTRIBUTIONS:
From investment income	(0.36)	(0.38)		(0.67)

Total Distributions	(0.36)	(0.38)		(0.67)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.38	(1.55)		1.57

NET ASSET VALUE, END OF PERIOD	$21.10	$18.72		$20.27

TOTAL RETURN	14.89%	(5.92)%		12.49	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,694	$223		$168
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.45%	2.03%		2.60	%(d)
Operating expenses including reimbursement/waiver	n/a	1.28	%(e)	1.24	%(d)
Operating expenses excluding reimbursement/waiver	1.24%	1.29%		1.26	%(d)
PORTFOLIO TURNOVER RATE	74%	88%		85	%(f)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	63	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.17	$17.58
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.46	0.17
Net realized and unrealized gain/(loss) on investments	6.03	(4.05)

Total from Investment Operations	6.49	(3.88)

LESS DISTRIBUTIONS:
From investment income	(1.40)	(1.53)

Total Distributions	(1.40)	(1.53)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.09	(5.41)

NET ASSET VALUE, END OF PERIOD	$17.26	$12.17

TOTAL RETURN	54.05%	(22.31	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,027	$30
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.76%	1.81	%(d)
Operating expenses including reimbursement/waiver	1.80%	1.80	%(d)
Operating expenses excluding reimbursement/waiver	1.84%	2.34	%(d)
PORTFOLIO TURNOVER RATE	209%	309	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	64	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.13	$15.97	$15.51	$12.89	$27.20
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.47 (c)	0.39 (c)	0.64	0.47	0.43 (c)
Net realized and unrealized gain/(loss) on investments	6.07	(2.66)	1.96	4.18	(14.32)

Total from Investment Operations	6.54	(2.27)	2.60	4.65	(13.89)

LESS DISTRIBUTIONS:
From investment income	(1.43)	(1.57)	(2.14)	(2.03)	(0.02)
Tax return of capital	—	—	—	—	(0.40)

Total Distributions	(1.43)	(1.57)	(2.14)	(2.03)	(0.42)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00 (d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.11	(3.84)	0.46	2.62	(14.31)

NET ASSET VALUE, END OF PERIOD	$17.24	$12.13	$15.97	$15.51	$12.89

TOTAL RETURN	54.75%	(14.56)%	18.46%	36.49%	(51.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$62,978	$4,260	$3,187	$3,532	$5,420
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.81%	2.59%	2.90%	2.24%	1.97%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.41%
Operating expenses excluding reimbursement/waiver	1.43%	1.78%	1.76%	1.70%	1.50%
PORTFOLIO TURNOVER RATE	209%	309%	285%	143%	110%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

See Notes to Financial Statements	65	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.17		$16.04	$15.54	$12.89	$27.17
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.41	(b)	0.34 (b)	0.07	0.31	0.37 (b)
Net realized and unrealized gain/(loss) on investments	6.09		(2.67)	2.52	4.29	(14.29)

Total from Investment Operations	6.50		(2.33)	2.59	4.60	(13.92)

LESS DISTRIBUTIONS:
From investment income	(1.39)		(1.54)	(2.09)	(1.95)	(0.02)
Tax return of capital	—		—	—	—	(0.34)

Total Distributions	(1.39)		(1.54)	(2.09)	(1.95)	(0.36)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.11		(3.87)	0.50	2.65	(14.28)

NET ASSET VALUE, END OF PERIOD	$17.28		$12.17	$16.04	$15.54	$12.89

TOTAL RETURN(d)	54.06%		(14.80)%	18.33%	36.10%	(51.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$74,449		$20,594	$29,007	$38,132	$43,311
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.51%		2.23%	2.57%	1.86%	1.72%
Operating expenses including reimbursement/waiver	1.77	%(e)	1.65%	1.65%	1.65%	1.66%
Operating expenses excluding reimbursement/waiver	1.83%		1.99%	2.01%	1.92%	1.75%
PORTFOLIO TURNOVER RATE	209%		309%	285%	143%	110%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective May 1, 2012, the net expense limitation changed from 1.65% to 1.80%.

December 31, 2012	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20	$16.06	$15.56	$12.87	$27.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.29 (b)	0.22 (b)	0.32	0.24	0.21 (b)
Net realized and unrealized gain/(loss) on investments	6.12	(2.67)	2.15	4.23	(14.20)

Total from Investment Operations	6.41	(2.45)	2.47	4.47	(13.99)

LESS DISTRIBUTIONS:
From investment income	(1.28)	(1.41)	(1.97)	(1.78)	—
Tax return of capital	—	—	—	—	(0.18)

Total Distributions	(1.28)	(1.41)	(1.97)	(1.78)	(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.13	(3.86)	0.50	2.69	(14.17)

NET ASSET VALUE, END OF PERIOD	$17.33	$12.20	$16.06	$15.56	$12.87

TOTAL RETURN(d)	53.13%	(15.42)%	17.40%	35.06%	(51.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,780	$7,916	$11,489	$11,852	$12,935
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.81%	1.45%	1.87%	1.08%	0.97%
Operating expenses including reimbursement/waiver	2.40%	2.40%	2.40%	2.40%	2.41%
Operating expenses excluding reimbursement/waiver	2.48%	2.74%	2.76%	2.67%	2.50%
PORTFOLIO TURNOVER RATE	209%	309%	285%	143%	110%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	67	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.12	$17.52
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.25	0.32
Net realized and unrealized gain/(loss) on investments	6.29	(4.15)

Total from Investment Operations	6.54	(3.83)

LESS DISTRIBUTIONS:
From investment income	(1.44)	(1.57)

Total Distributions	(1.44)	(1.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.10	(5.40)

NET ASSET VALUE, END OF PERIOD	$17.22	$12.12

TOTAL RETURN	54.68%	(22.10	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,682	$8
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.46%	3.32	%(d)
Operating expenses including reimbursement/waiver	1.38%	1.40	%(d)
Operating expenses excluding reimbursement/waiver	1.45%	1.91	%(d)
PORTFOLIO TURNOVER RATE	209%	309	%(e)

(a) The Fund began offering Class M Shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)		YEAR ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.71	$12.33		$10.03	$8.35		$14.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.11 (b)	0.10	(b)	0.17	0.21		0.22
Net realized and unrealized gain/(loss) on investments	2.26	0.37		2.36	1.63		(5.88)

Total from Investment Operations	2.37	0.47		2.53	1.84		(5.66)

LESS DISTRIBUTIONS:
From investment income	(0.11)	(0.09)		(0.23)	(0.16)		(0.19)
From capital gains	—	—		—	—		(0.09)
Tax return of capital	—	—		—	—		(0.01)

Total Distributions	(0.11)	(0.09)		(0.23)	(0.16)		(0.29)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.26	0.38		2.30	1.68		(5.95)

NET ASSET VALUE, END OF PERIOD	$14.97	$12.71		$12.33	$10.03		$8.35

TOTAL RETURN	18.69%	3.84%		25.40%	22.44%		(39.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$25,602	$24,126		$25,733	$22,199		$19,065
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.78%	0.78%		1.48%	2.44%		1.53%
Operating expenses including reimbursement/waiver	n/a	1.65	%(c)	1.60%	1.69	%(d)	n/a
Operating expenses excluding reimbursement/waiver	1.67%	1.68%		1.87%	1.74%		1.47%
PORTFOLIO TURNOVER RATE	33%	36%		66%	64%		7%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(d) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.60%.

See Notes to Financial Statements	69	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)		PERIOD ENDED DECEMBER 31, 2008(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.34	$11.01		$8.98	$8.13		$15.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.17 (c)	0.14	(c)	0.08	0.23	(c)	0.16
Net realized and unrealized gain/(loss) on investments	2.01	0.33		2.22	1.39		(6.92)

Total from Investment Operations	2.18	0.47		2.30	1.62		(6.76)

LESS DISTRIBUTIONS:
From investment income	(0.17)	(0.14)		(0.27)	(0.77)		(0.38)
From capital gains	—	—		—	—		(0.09)
Tax return of capital	—	—		—	—		(0.03)

Total Distributions	(0.17)	(0.14)		(0.27)	(0.77)		(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.01	0.33		2.03	0.85		(7.26)

NET ASSET VALUE, END OF PERIOD	$13.35	$11.34		$11.01	$8.98		$8.13

TOTAL RETURN	19.28%	4.25%		25.91%	21.62%		(44.33	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,454	$764		$680	$583		$3,747
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.30%	1.23%		1.86%	3.29%		2.05	%(e)
Operating expenses including reimbursement/waiver	n/a	1.25	%(f)	1.20%	1.43	%(g)	n/a
Operating expenses excluding reimbursement/waiver	1.25%	1.28%		1.47%	1.50%		1.26	%(e)
PORTFOLIO TURNOVER RATE	33%	36%		66%	64%		7	%(h)

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.20%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2012	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.60	$12.22		$9.95	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12 (b)	0.12	(b)	0.15	0.06
Net realized and unrealized gain on investments	2.25	0.37		2.37	2.60

Total from Investment Operations	2.37	0.49		2.52	2.66

LESS DISTRIBUTIONS:
From investment income	(0.12)	(0.11)		(0.25)	(0.19)

Total Distributions	(0.12)	(0.11)		(0.25)	(0.19)

NET INCREASE IN NET ASSET VALUE	2.25	0.38		2.27	2.47

NET ASSET VALUE, END OF PERIOD	$14.85	$12.60		$12.22	$9.95

TOTAL RETURN(c)	18.83%	4.01%		25.49%	35.84	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,994	$7,159		$8,571	$9,039
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.82%	0.92%		1.62%	1.39	%(e)
Operating expenses including reimbursement/waiver	n/a	1.50	%(f)	1.45%	1.45	%(e)
Operating expenses excluding reimbursement/waiver	1.62%	1.53%		1.71%	1.48	%(e)
PORTFOLIO TURNOVER RATE	33%	36%		66%	64	%(g)

(a) The Fund began offering Class A shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	71	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.72	$12.35		$10.04	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.02 (b)	0.02	(b)	0.10	0.03
Net realized and unrealized gain on investments	2.27	0.38		2.37	2.59

Total from Investment Operations	2.29	0.40		2.47	2.62

LESS DISTRIBUTIONS:
From investment income	(0.02)	(0.03)		(0.16)	(0.06)

Total Distributions	(0.02)	(0.03)		(0.16)	(0.06)

NET INCREASE IN NET ASSET VALUE	2.27	0.37		2.31	2.56

NET ASSET VALUE, END OF PERIOD	$14.99	$12.72		$12.35	$10.04

TOTAL RETURN(c)	18.04%	3.21%		24.71%	35.18	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,190	$2,178		$2,656	$2,893
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.17%	0.17%		0.88%	0.65	%(e)
Operating expenses including reimbursement/waiver	n/a	2.25	%(f)	2.20%	2.20	%(e)
Operating expenses excluding reimbursement/waiver	2.27%	2.28%		2.46%	2.23	%(e)
PORTFOLIO TURNOVER RATE	33%	36%		66%	64	%(g)

(a) The Fund began offering Class C shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2012	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$22.48	$24.62
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.32	0.31
Net realized and unrealized gain/(loss) on investments	4.82	(2.06)

Total from Investment Operations	5.14	(1.75)

LESS DISTRIBUTIONS:
From investment income	(0.57)	(0.39)

Total Distributions	(0.57)	(0.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.57	(2.14)

NET ASSET VALUE, END OF PERIOD	$27.05	$22.48

TOTAL RETURN	22.98%	(7.09	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,894	$92
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	1.91%	2.51	%(d)
Operating expenses	1.73%	1.98	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	1.24%	2.08	%(d)
Operating expenses	2.40%	2.42	%(d)
PORTFOLIO TURNOVER RATE	53%	78	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	73	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(c)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$23.10	$23.42	$18.43	$13.35	$34.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.31 (d)	0.52 (d)	0.90	0.81	1.95 (d)
Net realized and unrealized gain/(loss) on investments	5.10	(0.27)	5.23	5.27	(21.42)

Total from Investment Operations	5.41	0.25	6.13	6.08	(19.47)

LESS DISTRIBUTIONS:
From investment income	(0.64)	(0.57)	(1.14)	(1.00)	(1.64)
From capital gains	—	—	—	—	(0.10)
Tax return of capital	—	—	—	—	(0.33)

Total Distributions	(0.64)	(0.57)	(1.14)	(1.00)	(2.07)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00 (e)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.77	(0.32)	4.99	5.08	(21.54)

NET ASSET VALUE, END OF PERIOD	$27.87	$23.10	$23.42	$18.43	$13.35

TOTAL RETURN	23.54%	1.10%	33.67%	48.57%	(57.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$13,598	$8,692	$3,287	$1,502	$711
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	1.85%	2.71%	4.58%	7.14%	7.77%
Operating expenses	1.37%	1.46%	1.34%	0.84%	0.46%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	1.18%	2.27%	4.33%	7.14%	6.68%
Operating expenses	2.03%	1.90%	1.59%	0.84%	1.55%
PORTFOLIO TURNOVER RATE	53%	78%	95%	291%	189%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

December 31, 2012	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$22.50	$22.83	$17.99	$13.02	$34.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.19 (c)	0.35 (c)	0.77	1.36	1.92 (c)
Net realized and unrealized gain/(loss) on investments	4.98	(0.17)	5.16	4.52	(21.78)

Total from Investment Operations	5.17	0.18	5.93	5.88	(19.86)

LESS DISTRIBUTIONS:
From investment income	(0.55)	(0.51)	(1.09)	(0.91)	(1.58)
From capital gains	—	—	—	—	(0.10)
Tax return of capital	—	—	—	—	(0.32)

Total Distributions	(0.55)	(0.51)	(1.09)	(0.91)	(2.00)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00 (d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.62	(0.33)	4.84	4.97	(21.86)

NET ASSET VALUE, END OF PERIOD	$27.12	$22.50	$22.83	$17.99	$13.02

TOTAL RETURN(e)	23.07%	0.82%	33.34%	48.18%	(58.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$35,831	$33,601	$48,211	$36,323	$43,718
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	1.40%	1.97%	4.11%	6.58%	7.52%
Operating expenses	1.72%	1.67%	1.60%	0.84%	0.71%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	0.74%	1.53%	3.86%	6.58%	6.43%
Operating expenses	2.39%	2.11%	1.85%	0.84%	1.80%
PORTFOLIO TURNOVER RATE	53%	78%	95%	291%	189%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	75	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$22.37		$22.70	$17.89	$12.83	$34.42
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	(0.00	)(c)(d)	0.17 (c)	0.14	0.37	1.64 (c)
Net realized and unrealized gain/(loss) on investments	4.98		(0.17)	5.59	5.33	(21.44)

Total from Investment Operations	4.98		0.00	5.73	5.70	(19.80)

LESS DISTRIBUTIONS:
From investment income	(0.37)		(0.33)	(0.92)	(0.64)	(1.40)
From capital gains	—		—	—	—	(0.10)
Tax return of capital	—		—	—	—	(0.29)

Total Distributions	(0.37)		(0.33)	(0.92)	(0.64)	(1.79)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	0.00 (d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.61		(0.33)	4.81	5.06	(21.59)

NET ASSET VALUE, END OF PERIOD	$26.98		$22.37	$22.70	$17.89	$12.83

TOTAL RETURN(e)	22.31%		0.06%	32.34%	47.02%	(59.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,593		$4,384	$7,755	$8,729	$9,597
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	0.65%		1.20%	3.04%	5.78%	6.77%
Operating expenses	2.38%		2.42%	2.36%	1.62%	1.46%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income/(loss)	(0.02)%		0.76%	2.80%	5.78%	5.68%
Operating expenses	3.05%		2.86%	2.60%	1.62%	2.55%
PORTFOLIO TURNOVER RATE	53%		78%	95%	291%	189%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

December 31, 2012	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$22.34	$22.67	$17.87	$12.84	$34.41
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.02 (c)	0.19 (c)	0.47	0.53	1.64 (c)
Net realized and unrealized gain/(loss) on investments	4.95	(0.18)	5.26	5.16	(21.43)

Total from Investment Operations	4.97	0.01	5.73	5.69	(19.79)

LESS DISTRIBUTIONS:
From investment income	(0.38)	(0.34)	(0.93)	(0.66)	(1.39)
From capital gains	—	—	—	—	(0.10)
Tax return of capital	—	—	—	—	(0.29)

Total Distributions	(0.38)	(0.34)	(0.93)	(0.66)	(1.78)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00 (d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.59	(0.33)	4.80	5.03	(21.57)

NET ASSET VALUE, END OF PERIOD	$26.93	$22.34	$22.67	$17.87	$12.84

TOTAL RETURN(e)	22.30%	0.04%	32.35%	47.03%	(59.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$19,171	$19,272	$25,152	$23,191	$22,658
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	0.74%	1.27%	3.16%	5.77%	6.77%
Operating expenses	2.38%	2.43%	2.36%	1.65%	1.46%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	0.07%	0.83%	2.92%	5.77%	5.68%
Operating expenses	3.04%	2.87%	2.60%	1.65%	2.55%
PORTFOLIO TURNOVER RATE	53%	78%	95%	291%	189%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	77	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.10	$25.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.40	0.36
Net realized and unrealized gain/(loss) on investments	5.02	(2.09)

Total from Investment Operations	5.42	(1.73)

LESS DISTRIBUTIONS:
From investment income	(0.64)	(0.43)

Total Distributions	(0.64)	(0.43)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.78	(2.16)

NET ASSET VALUE, END OF PERIOD	$27.88	$23.10

TOTAL RETURN	23.59%	(6.81	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,526	$9
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	2.14%	2.78	%(d)
Operating expenses	1.33%	1.50	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	1.47%	2.34	%(d)
Operating expenses	1.99%	1.94	%(d)
PORTFOLIO TURNOVER RATE	53%	78	%(e)

(a) The Fund began offering Class M Shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$22.01	$21.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	1.18	0.38
Net realized and unrealized gain on investments	2.95	0.33

Total from Investment Operations	4.13	0.71

LESS DISTRIBUTIONS:
From investment income	(1.59)	(0.45)
Tax return of capital	(0.17)	—

Total Distributions	(1.76)	(0.45)

NET INCREASE IN NET ASSET VALUE	2.37	0.26

NET ASSET VALUE, END OF PERIOD	$24.38	$22.01

TOTAL RETURN	19.23%	3.28	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$41,499	$283
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	5.16%	10.11	%(d)
Operating expenses	1.59%	1.67	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	4.92%	9.77	%(d)
Operating expenses	1.83%	2.01	%(d)
PORTFOLIO TURNOVER RATE	53%	73	%(e)

(a) The Fund began offering Investor Class shares on October 26, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	79	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$22.00	$23.24	$20.11	$13.14	$25.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.04 (c)	1.45 (c)	1.91	1.91	2.38	(c)
Net realized and unrealized gain/(loss) on investments	3.18	(0.70)	3.29	7.29	(11.90)

Total from Investment Operations	4.22	0.75	5.20	9.20	(9.52)

LESS DISTRIBUTIONS:
From investment income	(1.65)	(1.99)	(2.07)	(1.73)	(1.77)
Tax return of capital	(0.17)	—	—	(0.51)	(0.71)

Total Distributions	(1.82)	(1.99)	(2.07)	(2.24)	(2.48)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.40	(1.24)	3.13	6.97	(11.99)

NET ASSET VALUE, END OF PERIOD	$24.40	$22.00	$23.24	$20.11	$13.14

TOTAL RETURN	19.66%	3.31%	26.74%	76.03%	(40.43	)%(d)(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$654,961	$362,894	$319,717	$139,624	$71,934
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	4.59%	6.64%	8.98%	11.43%	12.54%
Operating expenses	1.18%	1.19%	1.20%	1.27%	1.33%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	4.35%	6.31%	8.68%	11.14%	11.76%
Operating expenses	1.42%	1.52%	1.50%	1.56%	2.11%
PORTFOLIO TURNOVER RATE	53%	73%	93%	138%	66%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.38%.

(e) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

December 31, 2012	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$22.03	$23.26	$20.13	$13.17	$25.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.94 (b)	1.38 (b)	1.68	1.70	2.42	(b)
Net realized and unrealized gain/(loss) on investments	3.19	(0.67)	3.47	7.42	(12.02)

Total from Investment Operations	4.13	0.71	5.15	9.12	(9.60)

LESS DISTRIBUTIONS:
From investment income	(1.57)	(1.94)	(2.02)	(1.68)	(1.70)
Tax return of capital	(0.16)	—	—	(0.49)	(0.71)

Total Distributions	(1.73)	(1.94)	(2.02)	(2.17)	(2.41)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.04

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.40	(1.23)	3.13	6.96	(11.97)

NET ASSET VALUE, END OF PERIOD	$24.43	$22.03	$23.26	$20.13	$13.17

TOTAL RETURN(c)	19.22%	3.09%	26.41%	74.98%	(40.49	)%(d)(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$754,615	$591,167	$642,665	$442,444	$208,502
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	4.19%	6.33%	8.38%	11.36%	12.28%
Operating expenses	1.54%	1.44%	1.44%	1.52%	1.58%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	3.95%	6.00%	8.07%	11.07%	11.50%
Operating expenses	1.77%	1.77%	1.75%	1.81%	2.36%
PORTFOLIO TURNOVER RATE	53%	73%	93%	138%	66%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.30%.

(e) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

See Notes to Financial Statements	81	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$21.83	$23.06	$19.96	$12.98	$24.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.75 (b)	1.16 (b)	1.45	1.65	2.28	(b)
Net realized and unrealized gain/(loss) on investments	3.18	(0.63)	3.50	7.19	(11.90)

Total from Investment Operations	3.93	0.53	4.95	8.84	(9.62)

LESS DISTRIBUTIONS:
From investment income	(1.42)	(1.76)	(1.85)	(1.44)	(1.62)
Tax return of capital	(0.15)	—	—	(0.43)	(0.64)

Total Distributions	(1.57)	(1.76)	(1.85)	(1.87)	(2.26)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.36	(1.23)	3.10	6.98	(11.88)

NET ASSET VALUE, END OF PERIOD	$24.19	$21.83	$23.06	$19.96	$12.98

TOTAL RETURN(d)	18.42%	2.31%	25.52%	73.52%	(41.01	)%(e)(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,857	$16,165	$25,445	$29,667	$21,423
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	3.44%	5.42%	7.23%	10.60%	11.53%
Operating expenses	2.18%	2.19%	2.19%	2.28%	2.33%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	3.20%	5.09%	6.93%	10.31%	10.75%
Operating expenses	2.42%	2.52%	2.50%	2.57%	3.11%
PORTFOLIO TURNOVER RATE	53%	73%	93%	138%	66%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

December 31, 2012	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$21.66	$22.91	$19.86	$12.95	$24.80
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.77 (b)	1.20 (b)	1.61	1.75	2.22	(b)
Net realized and unrealized gain/(loss) on investments	3.14	(0.68)	3.30	7.07	(11.81)

Total from Investment Operations	3.91	0.52	4.91	8.82	(9.59)

LESS DISTRIBUTIONS:
From investment income	(1.43)	(1.77)	(1.86)	(1.48)	(1.62)
Tax return of capital	(0.15)	—	—	(0.44)	(0.64)

Total Distributions	(1.58)	(1.77)	(1.86)	(1.92)	(2.26)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.33	(1.25)	3.05	6.91	(11.85)

NET ASSET VALUE, END OF PERIOD	$23.99	$21.66	$22.91	$19.86	$12.95

TOTAL RETURN(d)	18.47%	2.29%	25.46%	73.60%	(40.99	)%(e)(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$308,131	$262,310	$275,529	$210,227	$102,163
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	3.53%	5.63%	7.60%	10.65%	11.53%
Operating expenses	2.18%	2.19%	2.19%	2.27%	2.33%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	3.29%	5.30%	7.29%	10.36%	10.75%
Operating expenses	2.42%	2.52%	2.50%	2.56%	3.11%
PORTFOLIO TURNOVER RATE	53%	73%	93%	138%	66%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

See Notes to Financial Statements	83	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$22.00	$23.24	$20.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.12 (b)	1.48 (b)	2.06
Net realized and unrealized gain/(loss) on investments	3.09	(0.73)	2.69

Total from Investment Operations	4.21	0.75	4.75

LESS DISTRIBUTIONS:
From investment income	(1.65)	(1.99)	(2.07)
Tax return of capital	(0.17)	—	—

Total Distributions	(1.82)	(1.99)	(2.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.39	(1.24)	2.68

NET ASSET VALUE, END OF PERIOD	$24.39	$22.00	$23.24

TOTAL RETURN	19.62%	3.31%	23.96	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,852	$3,160	$2,212
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	4.97%	6.81%	11.92	%(d)
Operating expenses	1.19%	1.20%	1.23	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	4.73%	6.48%	11.62	%(d)
Operating expenses	1.43%	1.53%	1.53	%(d)
PORTFOLIO TURNOVER RATE	53%	73%	93	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2012	84	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2012, the Trust has 34 registered funds. This annual report describes 5 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Real Estate Long/Short Fund (“Real Estate Long/Short Fund”), and the Forward Select Income Fund (“Select Income Fund”).

The Global Infrastructure Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in global infrastructure-related securities. The International Real Estate Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. securities of real estate and real estate-related companies. The Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including real estate investment trusts (“REITs”). The Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry such as REITs, master limited partnerships and other real estate firms. The Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Class M shares offered by the Trust.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another Fund; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The International Real Estate Fund, the Real Estate Fund, the Real Estate Long/Short Fund, and the Select Income Fund invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. The Global Infrastructure Fund invests a substantial portion of its assets in securities of issuers engaged in the infrastructure industry. As a result, the Funds may be more affected by economic and regulatory developments in these industries than would a fund not concentrating its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the

85	December 31, 2012

Notes to Financial Statements

securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2012.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value, in accordance with procedures established by, and under the general supervision of the Board of Trustees.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures and options on futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures and options on futures contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from an independent pricing service or one or more dealers that make markets in such securities, or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges,

December 31, 2012	86

Notes to Financial Statements

except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using method-

ologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar

87	December 31, 2012

Notes to Financial Statements

diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Master Limited Partnerships (“MLPs”): Each Fund may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in an MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation and conflicts of interest may exist among unit holders and the general partner of an MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of an MLP’s taxable income. An MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in an MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Real Estate Investment Trusts (“REITs”): Each Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITS held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Short Sales: Each Fund may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund

December 31, 2012	88

replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2012, the Real Estate Long/Short Fund and the Select Income Fund held securities sold short with a market value of $10,774,820 and $22,652,000, respectively. No other Funds held securities sold short at December 31, 2012.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved an independent pricing service which calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012:

INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund
Common Stocks
Australia	—	$5,125,999	—	$5,125,999
Austria	—	738,980	—	738,980
Brazil	$7,648,388	—	—	7,648,388
Canada	1,383,460	—	—	1,383,460
Chile	1,275,400	—	—	1,275,400
China	—	15,387,472	—	15,387,472
France	—	9,702,748	—	9,702,748
Germany	—	3,860,929	—	3,860,929
Hong Kong	—	7,387,630	—	7,387,630
Indonesia	—	7,023,443	—	7,023,443

89	December 31, 2012

Notes to Financial Statements

INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund (continued)
Italy	—	$6,542,596	—	$6,542,596
Japan	—	8,523,371	—	8,523,371
Luxembourg	$1,551,040	—	—	1,551,040
Malaysia	851,864	—	—	851,864
Mexico	399,000	—	—	399,000
Netherlands	—	1,693,755	—	1,693,755
Poland	—	3,966,932	—	3,966,932
Singapore	633,092	4,014,531	—	4,647,623
South Africa	—	1,488,588	—	1,488,588
South Korea	—	2,296,966	—	2,296,966
Switzerland	851,200	3,710,443	—	4,561,643
Thailand	—	4,000,459	—	4,000,459
Turkey	—	1,408,631	—	1,408,631
United Kingdom	1,956,240	4,613,523	—	6,569,763
United States	32,803,359	—	—	32,803,359
Preferred Stocks(a)	1,385,665	—	—	1,385,665

Total	$50,738,708	$91,486,996	—	$142,225,704

International Real Estate Fund
Common Stocks
Australia	$10,965,932	$15,653,051	—	$26,618,983
Canada	56,134,126	—	—	56,134,126
Finland	—	608,711	—	608,711
France	—	356,830	—	356,830
Germany	766,798	—	—	766,798
Hong Kong	2,272,989	33,822,906	—	36,095,895
Indonesia	—	462,694	—	462,694
Japan	3,978,732	6,226,489	—	10,205,221
Malaysia	6,673,876	1,948,204	—	8,622,080
Norway	—	975,888	—	975,888
Philippines	1,427,370	5,913,290	—	7,340,660
Singapore	—	4,888,379	—	4,888,379
Sweden	—	781,264	—	781,264
Turkey	—	591,721	—	591,721
United Kingdom	160,775	3,238,636	—	3,399,411

Total	$82,380,598	$75,468,063	—	$157,848,661

Real Estate Fund
Common Stocks(a)	$34,905,602	—	—	$34,905,602

Total	$34,905,602	—	—	$34,905,602

Real Estate Long/Short Fund
Common Stocks(a)	$72,301,085	—	—	$72,301,085
Exchange-Traded Funds	317,900	—	—	317,900
Preferred Stocks(a)	12,565,825	—	—	12,565,825
Options Purchased	4,550	—	—	4,550
Corporate Bonds(a)	—	$1,494,263	—	$1,494,263

Total	$85,189,360	$1,494,263	—	$86,683,623

December 31, 2012	90

Notes to Financial Statements

INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Select Income Fund
Common Stocks
REITs-Residential	—	$10,532,500	—	$10,532,500
Other(a)	$387,900,650	—	—	387,900,650
Exchange-Traded Funds	25,836,900	—	—	25,836,900
Convertible Preferred Stocks(a)	109,813,608	—	—	109,813,608
Preferred Stocks(a)	1,242,883,205	—	—	1,242,883,205
Corporate Bonds(a)	—	142,465,570	—	142,465,570
Convertible Corporate Bonds(a)	—	20,558,906	—	20,558,906

Total	$1,766,434,363	$173,556,976	—	$1,939,991,339

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund
Liabilities
Options Written	$(8,015)	—	—	$(8,015)

Total	$(8,015)	—	—	$(8,015)

Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stocks	$(10,508,820)	—	—	$(10,508,820)
Exchange-Traded Funds	(266,000)	—	—	(266,000)

Total	$(10,774,820)	—	—	$(10,774,820)

Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(22,652,000)	—	—	$(22,652,000)

Total	$(22,652,000)	—	—	$(22,652,000)

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options and short sales.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. During the year ended December 31, 2012, the Real Estate Long/Short Fund and the Select Income Fund transferred Preferred Stocks with a market value of $876,050 and $39,497,981, respectively, from a Level 2 to Level 1 security due to the availability of a quoted price in an active market. As of December 31, 2012, the Global Infrastructure Fund and the International Real Estate Fund utilized a fair valuation model provided by the Funds’ independent pricing service. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’

valuation procedures and under the supervision of the Board of Trustees. During the year ended December 31, 2012 there were no other transfers between Level 1 and Level 2 securities in any other Fund.

For the year ended December 31, 2012, the Funds did not have transfers between the fair value levels designated above and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

91	December 31, 2012

Notes to Financial Statements

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes

December 31, 2012	92

Notes to Financial Statements

or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2012, the Global Infrastructure Fund held written options with a market value of $(8,015). As of December 31, 2012, the Real Estate Long/Short Fund held purchased options with a market value of $4,550. No other Funds held purchased or written options at December 31, 2012.

Written option activity for the year ended December 31, 2012 were as follows:

Forward Global Infrastructure Fund
	WRITTEN CALL OPTIONS
	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2011	0	$0

Options written	3,581	(408,325)
Options exercised or closed	(1,358)	215,983
Options expired	(820)	76,952

Outstanding, December 31, 2012	1,403	$(115,390)

Forward Real Estate Long/Short Fund
	WRITTEN CALL OPTIONS
	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2011	500	$(113,492)

Options written	952	(171,512)
Options exercised or closed	(778)	145,085
Options expired	(674)	139,919

Outstanding, December 31, 2012	0	$0

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2012 (a):

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Global Infrastructure Fund
Equity Contracts (Options Written)		—	Options written, at value	$8,015

Total		—		$8,015

Real Estate Long/Short Fund
Equity Contracts (Purchased Options)	Investments, at value	$4,550

Total		$4,550

(a) For open derivative instruments as of December 31, 2012, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2012.

93	December 31, 2012

Notes to Financial Statements

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Global Infrastructure Fund
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation on investments	$37,601	$0
Equity Contracts (Options Written)	Net realized gain on option contracts/Net change in unrealized appreciation on options contracts	137,591	107,375

Total		$175,192	$107,375

Real Estate Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation on investments	$(346)	$(236,314)
Equity Contracts (Options Written)	Net realized gain on option contracts/Net change in unrealized depreciation on options contracts	159,116	(41,092)

Total		$158,770	$(277,406)

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. No Funds held warrants at December 31, 2012.

Cash Management Transactions: During the period from January 1, 2012 to November 26, 2012, the Funds

December 31, 2012	94

Notes to Financial Statements

may have subscribed to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically swept the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, were subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed was borne by the Funds. Balances in the CMS were accounted for on a cost basis.

Effective November 27, 2012, the Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Leverage: The Real Estate Long/Short Fund and the Select Income Fund can purchase securities with borrowed money including bank overdrafts (a form of leverage). Each Fund may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Real Estate Long/Short Fund and the Select Income Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). For borrowings under these agreements, the Funds are charged interest of 1.20% above the one-month LIBOR rate.

The Real Estate Long/Short Fund and the Select Income Fund also maintain separate lines of credit with Bank of America Merrill Lynch. For borrowings under these agreements, the Real Estate Long/Short Fund and the Select Income Fund are charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum and interest on the unpaid principal of the loan from the line of credit at the rate of 1.00% per annum above the one-month LIBOR. If the one-month LIBOR is unavailable, the Real Estate Long/Short Fund and the Select Income Fund are charged interest of 1.50% per annum above the Federal Funds rate.

The Real Estate Long/Short Fund and the Select Income Fund have pledged a portion of their investment securities as the collateral for their lines of credit. As of December 31, 2012, the market value of the investment securities pledged as collateral totaled $33,436,442 and $876,682,535, respectively, and the borrowed amounts on the lines of credit are $14,719,142 and $201,651,566, respectively. The average interest rate charged and the average outstanding demand loan payable for the year ended December 31, 2012, were as follows:

FUND	AVERAGE INTEREST RATE	AVERAGE OUTSTANDING DEMAND LOAN PAYABLE
Real Estate Long/Short Fund	1.406%	$14,491,702
Select Income Fund	1.348%	$264,594,813

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid semi-annually for the Global Infrastructure Fund and the International Real Estate Fund, and quarterly for the Real Estate Fund, the Real Estate Long/Short Fund and the Select Income Fund. For all Funds, net realized capital gains, if any, are distributed annually. There is no guarantee that the companies held by the Funds will continue paying dividends.

95	December 31, 2012

Notes to Financial Statements

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITS held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for

Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of December 31, 2012, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

December 31, 2012	96

Notes to Financial Statements

ReFlow Transactions: During the period from January 1, 2012 to October 15, 2012, certain Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2012 are recorded in the Statement of Operations. Effective October 16, 2012, the Funds terminated their participation in Reflow.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2012, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Real Estate Long/Short Fund	1.00%

Select Income Fund	1.00%

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition,

97	December 31, 2012

Notes to Financial Statements

Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following is the annual expense limitation rate and expiration date for the Fund with an Expense Limitation Agreement:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	CLASS A(a)	CLASS C	CLASS M	END DATE
International Real Estate Fund	1.80%	1.40%	1.80%	2.40%	1.40%	April 30, 2013

(a) From January 1, 2012 to April 30, 2012, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Class A shares operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.65%.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred, or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2012, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
International Real Estate Fund
Investor Class	$921	$0	$921
Institutional Class	7,899	0	7,899
Class A	23,388	0	23,388
Class C	7,702	0	7,702
Class M	704	0	704

As of December 31, 2012, the balances of recoupable expenses for each Fund were as follows:

FUND	2010	2011	2012	TOTAL
Global Infrastructure Fund
Investor Class	N/A	$0	—	$0
Institutional Class	$3,505	0	—	3,505
Class A	5,854	1,092	—	6,946
Class B	330	66	—	396
Class C	1,342	278	—	1,620
Class M	26	6	—	32
International Real Estate Fund
Investor Class	N/A	82	$921	1,003
Institutional Class	11,048	13,325	7,899	32,272
Class A	118,453	92,769	23,388	234,610
Class C	39,865	35,282	7,702	82,849
Class M	N/A	29	704	733
Real Estate Fund
Investor Class	63,712	8,810	—	72,522
Institutional Class	1,677	231	—	1,908
Class A	22,792	2,724	—	25,516
Class C	7,171	842	—	8,013

December 31, 2012	98

Notes to Financial Statements

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class B and Class C shares.

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, up to 0.25% of the Fund’s average daily net assets attributable to Class B and Class C shares, and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Distributor, Administrator, Transfer Agent & Custodian:

Effective April 16, 2012, Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. Prior to April 16, 2012, ALPS Distributors, Inc. served as the Funds’ distributor.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

Citibank is the Funds’ custodian. Prior to November 27, 2012, BBH was the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2012, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds will pay each Independent Trustee a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee will receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

99	December 31, 2012

Notes to Financial Statements

the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2012, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Global Infrastructure Fund
Investor Class	Genworth Financial Trust	79.56%
	Pershing LLC	10.75%
	TD Ameritrade, Inc.	8.88%

Institutional Class	LPL Financial Services	92.57%

Class A	Pershing LLC	29.03%
	National Financial Services Corp.	18.68%
	LPL Financial Services	14.90%
	Charles Schwab & Co., Inc.	12.64%
	Wells Fargo Investments, LLC	7.29%

Class B	Pershing LLC	32.85%
	Morgan Stanley	13.70%
	National Financial Services Corp.	13.14%
	LPL Financial Services	9.74%

Class C	Pershing LLC	32.07%
	LPL Financial Services	17.93%
	National Financial Services Corp.	7.23%
	Wells Fargo Investments, LLC	7.01%

Class M	Merrill Lynch Pierce Fenner & Smith	50.18%
	National Financial Services Corp.	23.21%
	TD Ameritrade, Inc.	12.46%
	Charles Schwab & Co., Inc.	7.11%

International Real Estate Fund
Investor Class	Genworth Financial Trust	22.58%
	National Financial Services Corp.	17.54%
	TD Ameritrade, Inc.	10.12%
	Pershing LLC	7.98%
	Charles Schwab & Co., Inc.	7.86%

Institutional Class	National Financial Services Corp.	72.39%
	Charles Schwab & Co., Inc.	11.20%
	Gerlach & Co., LLC	5.85%

FUND	NAME	PERCENTAGE
International Real Estate Fund (continued)
Class A	Charles Schwab & Co., Inc.	27.58%
	National Financial Services Corp.	16.94%
	Pershing LLC	16.45%
	TD Ameritrade, Inc.	9.80%
	LPL Financial Services	5.24%

Class C	Pershing LLC	17.47%
	National Financial Services Corp.	16.35%
	LPL Financial Services	14.58%
	Wells Fargo Investments, LLC	5.47%

Class M	TD Ameritrade, Inc.	56.87%
	Wells Fargo Investments, LLC	31.70%
	Pershing LLC	8.05%

Real Estate Fund
Investor Class	Charles Schwab & Co., Inc.	67.25%
	National Financial Services Corp.	15.64%
	Pershing LLC	6.43%

Institutional	Gerlach & Co., LLC	69.21%
	Northern Trust Company	17.49%
	Pershing LLC	9.19%

Class A	Pershing LLC	21.14%
	LPL Financial Services	18.03%
	National Financial Services Corp.	9.49%

Class C	Pershing LLC	29.43%
	National Financial Services Corp.	15.37%
	LPL Financial Services	8.60%
	Morgan Stanley	6.11%

Real Estate Long/Short Fund
Investor Class	National Financial Services Corp.	10.64%

Institutional Class	Pershing LLC	48.19%
	Charles Schwab & Co., Inc.	45.91%

December 31, 2012	100

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Real Estate Long/Short Fund (continued)
Class A	Pershing LLC	23.90%
	National Financial Services Corp.	16.09%
	LPL Financial Services	8.11%

Class B	Pershing LLC	20.01%
	H. Beck, Inc (Broker Dealer)	8.56%
	National Financial Services Corp.	5.81%

Class C	Pershing LLC	20.40%
	LPL Financial Services	15.85%
	National Financial Services Corp.	8.08%

Class M	Wells Fargo Investments, LLC	54.85%
	LPL Financial Services	42.03%

Select Income Fund
Investor Class	Genworth Financial Trust	83.03%
	Pershing LLC	10.08%

Institutional Class	Charles Schwab & Co., Inc.	40.58%
	National Financial Services Corp.	18.04%
	Pershing LLC	11.74%
	TD Ameritrade, Inc.	7.99%
	LPL Financial Services	7.15%
	BMO Harris Bank NA (M&I Trust)	6.39%

FUND	NAME	PERCENTAGE
Select Income Fund (continued)
Class A	National Financial Services Corp.	25.61%
	Pershing LLC	25.49%
	Charles Schwab & Co., Inc.	12.31%
	LPL Financial Services	8.20%
	TD Ameritrade, Inc.	5.19%

Class B	Pershing LLC	34.28%
	National Financial Services Corp.	19.90%
	LPL Financial Services	7.39%
	Stifel Nicolaus & Co.	5.05%

Class C	Pershing LLC	33.03%
	National Financial Services Corp.	13.50%
	LPL Financial Services	11.14%

Class M	Wells Fargo Investments, LLC	57.28%
	Merrill Lynch Pierce Fenner & Smith	28.59%
	Pershing LLC	6.71%
	Charles Schwab & Co., Inc.	6.39%

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2012, excluding U.S Government Obligations, short-term investments and short sales were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Global Infrastructure Fund	$109,575,387	$88,183,967
International Real Estate Fund	260,090,778	158,840,612
Real Estate Fund	11,275,373	14,519,951
Real Estate Long/Short Fund	42,960,772	50,946,835
Select Income Fund	1,165,218,782	936,174,718

101	December 31, 2012

Notes to Financial Statements

9. Tax Basis Information

Reclassifications: At December 31, 2012, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Global Infrastructure Fund	$(63,824)	$191,091	$(127,267)
International Real Estate Fund	—	5,302,006	(5,302,006)
Real Estate Fund	—	—	—
Real Estate Long/Short Fund	(726,530)	729,594	(3,064)
Select Income Fund	(44,627,528)	43,835,859	791,669

Tax Basis of Investments: As of December 31, 2012, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
Global Infrastructure Fund	$134,539,382	$14,278,760	$(6,592,438)	$7,686,322
International Real Estate Fund	151,211,636	8,215,495	(1,578,470)	6,637,025
Real Estate Fund	24,138,855	11,407,665	(640,918)	10,766,747
Real Estate Long/Short Fund	68,470,902	20,012,909	(1,800,188)	18,212,721
Select Income Fund	1,684,502,241	288,477,575	(32,988,477)	255,489,098

Capital Losses: As of December 31, 2012, the following Funds had available for Federal income tax purposes unused capital losses carryovers as follows:

Pre-Enactment Capital Losses

FUND	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Global Infrastructure Fund	—	$13,429,247	$30,182,432	$24,061,967
International Real Estate Fund(a)	$2,652,205	67,712,152	60,639,639	3,986,802
Real Estate Fund(a)	—	2,246,666	—	—
Real Estate Long/Short Fund	—	69,118,669	107,182,629	—
Select Income Fund	—	63,095,326	29,414,885	—

(a) Subject to limitations under §382 of the Code.

Capital loss carryovers used during the period ended December 31, 2012, were:

FUND	AMOUNT
Global Infrastructure Fund	$4,012,479
Real Estate Fund	3,436,351
Real Estate Long/Short Fund	7,217,895
Select Income Fund	44,702,268

December 31, 2012	102

Notes to Financial Statements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the charter of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The Funds have adopted the noted provisions of the Act for the period ending December 31, 2012.

Post-Enactment Capital Losses*

Capital losses deferred to the next tax year were as follows:

FUND	SHORT-TERM	LONG-TERM
International Real Estate Fund	—	$785,729

The Funds elect to defer to the period ending December 31, 2013, capital losses recognized during the period November 1, 2012 to December 31, 2012 in the amount of:

FUND	AMOUNT
Select Income Fund	$37,381

The Funds elect to defer to the period ending December 31, 2013, late year ordinary losses recognized during the period November 1, 2012 to December 31, 2012 in the amount of:

FUND	AMOUNT
Global Infrastructure Fund	$280

*Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

103	December 31, 2012

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2012 the following components of accumulated earnings on a tax basis were as follows:

	GLOBAL INFRASTRUCTURE FUND	INTERNATIONAL REAL ESTATE FUND	REAL ESTATE FUND
Late year ordinary income loss deferral	$(280)	—	—
Accumulated capital loss Carryforwards(a)	(67,673,646)	$(135,776,527)	$(2,181,901)
Undistributed ordinary income	—	2,195,460	31,858
Net unrealized appreciation/(depreciation) of F/X	98,535	(10,311)	—
Net unrealized appreciation on investments	7,686,322	6,637,025	10,766,747
Other cumulative effect of timing differences	—	(41)	—

Total distributable earnings	$(59,889,069)	$(126,954,394)	$8,616,704

	REAL ESTATE LONG/SHORT FUND	SELECT INCOME FUND
Post-October losses	—	$(37,381)
Accumulated capital loss Carryforwards	$(176,301,298)	(92,510,211)
Undistributed ordinary income	—	—
Net unrealized depreciation of securities sold short/F/X	(2,080,464)	(8,183)
Net unrealized appreciation on investments	18,212,721	255,489,098

Total distributable earnings	$(160,169,041)	$162,933,323

(a) The Real Estate Fund Carryforwards are net of undistributed capital gains unable to be offset due to restrictions under §382 of the Code.

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2012, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure Fund	$2,050,584	—	$218,948	—
International Real Estate Fund	8,974,157	—	164,943	—
Real Estate Fund	279,688	—	—	—
Real Estate Long/Short Fund	1,449,695	—	—	—
Select Income Fund	107,608,118	—	—	$11,259,717

The tax character of distributions paid for the year ended December 31, 2011, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure Fund	$1,894,036	—	$265,395	—
International Real Estate Fund	3,837,293	—	60,401	—
Real Estate Fund	265,738	—	—	—
Real Estate Long/Short Fund	1,439,724	—	—	—
Select Income Fund	106,707,154	—	—	—

December 31, 2012	104

Notes to Financial Statements

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and may be required to include in distributable income to shareholders any such mark-to-market gains.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. In January 2013,

FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believes the adoption of these ASUs will not have a material impact on its financial statements.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012. However, the following are details relating to the subsequent events through the date the financial statements were issued

The following information applies to Class M shares offered by the Trust:

Effective May 1, 2013, Class M shares will be renamed Advisor Class shares.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2012. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2012 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

105	December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund and Forward Select Income Fund (the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for the year then ended as presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Except for the Forward Real Estate Fund, the financial highlights of the Funds for the period ended December 31, 2008 were audited by other auditors whose report dated February 24, 2009 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 27, 2013

December 31, 2012	106

Tax Information (Unaudited)

The Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, and Select Income Fund designate 88.51%, 4.69%, 5.68%, 14.38%, and 1.55%, respectively, of the income dividends distributed between January 1, 2012 and December 31, 2012, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Global Infrastructure Fund, Real Estate Fund, Real Estate Long/Short Fund, and Select Income Fund designate 23.58%, 2.24%, 13.41%, and 0.47%, respectively, of the ordinary income dividends distributed between January 1, 2012 and December 31, 2012, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Infrastructure Fund and International Real Estate Fund designate $218,948 and $164,943, respectively, as foreign taxes paid, and $3,398,446 and $3,150,468, respectively, as foreign source income earned between January 1, 2012 and December 31, 2012.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Institutional Class	$1.644388	—	$0.172063	$1.816451	90.53%	—	9.47%	100.00%
Investor Class	$1.592585	—	$0.166642	$1.759227	90.53%	—	9.47%	100.00%
Class A	$1.568750	—	$0.164148	$1.732898	90.53%	—	9.47%	100.00%
Class B	$1.424833	—	$0.149089	$1.573922	90.53%	—	9.47%	100.00%
Class C	$1.433188	—	$0.149963	$1.583151	90.53%	—	9.47%	100.00%
Class M	$1.644388	—	$0.172063	$1.816451	90.53%	—	9.47%	100.00%

107	December 31, 2012

Approval of the Investment Management Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement for management of each series of the Trust.

At an in-person meeting of the Board held on September 12-13, 2012, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement. In response, Forward Management provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Advisory Agreement, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance program; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Advisory Agreement. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Funds.

Discussed below are the factors the Board considered in renewing the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management directly manages the Funds without employing a sub-advisor. In evaluating the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of each Fund and Forward Management; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management as it relates to its ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has

December 31, 2012	108

Approval of the Investment Management Agreements (Unaudited)

sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each

Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management, the Board also considered the length of time Forward Management had served as investment advisor to the respective Fund.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Global Infrastructure Fund underperformed the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2012;

•	The International Real Estate Fund outperformed the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2012;

•

The Real Estate Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012. It was noted that Forward Management took over the day-to-day management of this Fund in March 2010;

•	The Real Estate Long/Short Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012; and

•

The Select Income Fund underperformed the comparable funds within its Morningstar Category for the one-, three-, and ten-year periods ended June 30, 2012, but outperformed the comparable funds within its Morningstar Category for the five-year period ended June 30, 2012.

109	December 31, 2012

Approval of the Investment Management Agreements (Unaudited)

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2011, but a strong balance sheet and a demonstrated commitment to new product support. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to

Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and to combine series of the Trust when appropriate.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide sig-

December 31, 2012	110

Approval of the Investment Management Agreements (Unaudited)

nificant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board noted that the Advisory Agreement for the Forward Real Estate Fund reflects breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement.

111	December 31, 2012

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 65	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (since 2006); Director of Near East Foundation (since 2007).	34	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Age: 76	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	34	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Age: 82	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+

Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a

non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).

				34	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (since 2002); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

Cecilia H. Herbert Age: 63	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2005 to 2010); Chair, Thacher School Finance Committee (2005 to 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	34	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

December 31, 2012	112

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Julie Allecta Age: 66	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Vice President and Director, Audubon Canyon Ranch, Inc. (since 2009).	34	None

A. John Gambs Age: 67	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2001); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2001); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (since 1997).	34	None

113	December 31, 2012

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:
Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 50	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (since 2001); Chief Executive Officer of Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Chief Executive Officer of Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director of Legato Capital Management, an investment services company (2004 to 2009); Director FOLIOfn, Inc. (since 2002); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (since 2010).	34	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

December 31, 2012	114

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Age: 63	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Age: 64	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Age: 49	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

115	December 31, 2012

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2012	116

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Extended MarketPlus Fund

Forward Focus Fund

Forward Frontier Strategy Fund

Forward Global Credit Long/Short Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Dividend Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Alternatives Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD004450 031514

Annual Report December 31, 2012

Forward Extended MarketPlus Fund

Forward Frontier Strategy Fund

Forward High Yield Bond Fund

Forward Investment Grade Fixed-Income Fund

Forward Strategic Alternatives Fund

Forward U.S. Government Money Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2012

1

Shareholder Update	December 31, 2012

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

In 2012, investors were challenged by uncertainties on many fronts—the election and its fallout, the ongoing fiscal cliff drama, the European debt crisis and the slowing of global economic growth, not to mention the continuing risk-on/risk-off environment. It appears that 2013 may bring more of the same. No wonder investors continue to find it difficult to know what to do with their assets.

As we see it, our job is to offer investors new pathways to help them build more resilient, “all-weather” portfolios. So we have created a diverse array of outcome-oriented, alternative and risk-managed strategies with the potential to help investors stay on track with their long-term goals despite a shifting and sometimes hazy investment climate.

As we start 2013, three major themes are running through Forward’s portfolio management, research and development and thought leadership initiatives:

All-weather approaches. We continue to build adaptability and diversity into our array of portfolio building blocks. For example, we offer six long/short strategies that seek to profit in both up and down markets, two tactical strategies for managing equity market exposure and a growing list of multi-asset strategies offering built-in diversification. We have also redesigned our suite of asset allocation funds with a systematic rebalancing process that adapts each portfolio’s asset mix to changing global market risks and opportunities.

The search for income solutions. Given current fixed-income yields, we’ve made alternative income-generating strategies a prime area of focus for our firm. Forward Funds that delivered strong yields in 2012 included Forward EM Corporate Debt, Forward Credit Analysis Long/Short, Forward Select Income, Forward International Dividend, Forward Large Cap Dividend and Forward Select EM Dividend. In 2012 we also introduced Forward Income Builder Fund, which lets investors tap a diverse blend of traditional and nontraditional income sources with a single strategy.

Tapping into the global economy. We believe there is strong growth potential in the global, international and emerging markets. Our Forward International Real Estate Fund was a standout this year, delivering investors a 54.75% return (Institutional Class shares) as of December 31, 2012. Our Forward International Dividend, Forward Select EM Dividend, Forward Emerging Markets, Forward International Small Companies and Forward Global Infrastructure funds also delivered solid performance to investors in 2012.

We are proud of our history of putting clients at the center of everything we do. Not only was Forward among the first to make hedged strategies available in a mutual fund, we have also been diligent in our efforts to serve and protect investors’ interests. For example, we previously instituted measures to thwart mutual fund market timers who used arbitrage strategies in an attempt to profit at the expense of long-term shareholders by introducing short-term redemption fee policies. Today, we no longer have redemption fees on our funds, but we monitor trading activity and our funds that invest in foreign securities use fair-value pricing to address these issues. Our new website, www.forwardinvesting.com, introduced in May, has investor-friendly features to facilitate strategy and performance comparisons. And we continue to expand our FWDthinking thought leadership efforts, providing fresh, timely perspectives on key investment trends and issues. The response from investors and advisors has been resoundingly positive—and we welcome your ideas for new research topics and invite you to sign up for news alerts on our website.

December 31, 2012	2

In closing, I want to thank you for your continued confidence in Forward’s way of thinking and our investment solutions. Giving you forward-looking ways to pursue your financial goals is our reason for being.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund)

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Income Builder Fund, Forward International Small Companies Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Global Infrastructure Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Income Builder Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Income Builder Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward Select EM Dividend Fund)

3	December 31, 2012

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward International Small Companies Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Prior to May 1, 2012, Forward Income Builder Fund was named Forward Income Allocation Fund.

Alan Reid is a registered representative of Forward Securities, LLC.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2013 Forward Management, LLC. All rights reserved.

December 31, 2012	4

Fund Commentary and Performance

Forward Extended MarketPlus Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Extended MarketPlus Fund’s Institutional Class shares returned 16.16%. Its benchmark, the Russell 2500 Index, returned 17.88%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

Forward Extended MarketPlus Fund uses a portable alpha or beta plus strategy in an attempt to outperform the benchmark. This strategy entails utilizing total return swaps to generate benchmark (beta) exposure, and then overlaying the beta with low-volatility alpha strategies in an effort to outperform the benchmark. Many of the alpha strategies rely upon some form of momentum to generate returns, which was generally an unfavorable factor in 2012. The strategy benefited from positive performance in the fixed-income portfolio and a number of the overlay strategies. However, these were overwhelmed by underperformance in the commodity futures curve carry and foreign currency trades. For the year, the fund had a 0.99 correlation to the benchmark, with only a 1.6% tracking error.

The fund utilizes total return swaps to achieve the majority of its returns. The investment team deploys the cash held as collateral for the fund’s swap contracts into a high-quality, short-duration, fixed-income portfolio to help generate additional return without incurring too much duration or credit risk. The fixed-income portfolio was up 2.28% in 2012.

The fund employs a strategy that attempts to profit from changes in the slope of the Treasury yield curve. This strategy benefited from the flattening of the curve that occurred from March through June of 2012, ultimately ending the year up 4.19%.

The fund had exposure to a currency strategy that attempts to benefit from mispricing in currency volatility by going long underpriced currencies and short overpriced securities. This strategy was down 13.79% for the year and was the largest detractor from performance in the year.

The second largest detractor from performance was exposure to strategies that attempt to take advantage of the slope in the commodities futures curve. These strategies were hurt as a number of commodities moved from positively sloped to negatively sloped. The investment team employed two of these strategies, which declined 4.54% and 0.40% for the year.

The majority of the fund’s performance is achieved through the use of derivatives, which, especially total return swaps, play a major role in the way that the fund is managed.

5	December 31, 2012

Forward Extended MarketPlus Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	6

Forward Extended MarketPlus Fund

Forward Extended MarketPlus Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	15.72%	1.40%	8.39%	3.84%	06/24/98

Institutional Class	16.16%	1.84%	8.87%	8.99%	08/24/92

Class Z	16.27%	N/A	N/A	16.58%	05/05/09

(a) Prior to May 1, 2011 the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund. Prior to September 20, 2010 the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2012

Fund Commentary and Performance

Forward Frontier Strategy Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Frontier Strategy Fund’s Institutional Class shares returned 6.15%. Its benchmark, the MSCI Frontier Markets Index, returned 9.25%.

Frontier markets were generally positive in 2012 along with other global equity markets. However, there were large dispersions among regions and countries. The Africa component of the MSCI Frontier Markets Index was up 53.40% for the year and was the best-performing region in the index. The countries of the Gulf Cooperation Council (excluding Saudi Arabia) were the laggards, only up 3.40% for the year as they were hurt by events in the wider Middle East and buffeted by the ongoing civil war in Syria, conflict in Israel and a very tumultuous political transition in Egypt. Also hemmed in by flat oil prices, the region’s equity markets struggled to gain any ground during 2012. Overall, inflation in the frontier markets was moderate, which has allowed central banks to maintain an accommodative monetary policy. The governments in these markets have maintained strong balance sheets and fiscal positions, providing a platform for continued growth. Valuations in the frontier markets are cheap relative to other markets, with extremely strong dividend support of 3.75%. Going into 2012, frontier markets were the least expensive markets in the world with a price-to-earnings ratio just below 10. Despite the increase in prices during the year, frontier markets ended 2012 with a relatively unchanged price-to-earnings ratio, and continue to rank as the least expensive of the global equity markets.

The best-performing frontier market in 2012 was Nigeria, which was up 62.90%. Nigeria has been a beneficiary of a number of positive tailwinds. The country has a fairly stable democracy and has experienced a number of peaceful political transitions. With a young population, Nigeria is benefiting from a large influx of people into the workforce. The country has also seen a solid increase in oil production, giving the government the means to improve the country’s infrastructure as well as its education and healthcare systems.

Due to politics, Ukraine was the worst frontier market performer in 2012, down 49.20%. A former prime minister has been jailed on charges that many believe to be politically motivated, and the current president has been increasingly seen as more authoritarian. The country was once viewed by the West as a promising opportunity with a burgeoning democracy, but the last few years have shown the country’s slide away from democracy.

Argentina’s market, the sole Latin American country in the index, declined 37% in 2012. Similar to Ukraine, the country has experienced a very challenging political regime over the last decade, which seems to be getting worse. Investors have abandoned the market and the economy is beginning to unravel in the face of persistently high inflation and top-down economic policies that are stifling the private sector.

During the year, we fully converted the fund to replicate the MSCI Frontier Markets Index via swaps. Due to commissions and trading slippage, we incurred approximately 1.75% in transaction costs during the conversion. However, by doing this we reduced the tracking error of the fund from 2% to nearly 0%. The final portion of the performance drag came from a slight mismatch between our holdings and the index’s holdings leading up to the full conversion. As we go forward into 2013, we expect very minimal tracking error between the fund and its benchmark over any time period. With the conversion complete, we anticipate that the fund will incur a lower level of transaction costs moving forward.

December 31, 2012	8

Forward Frontier Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2012

Forward Frontier Strategy Fund

Forward Frontier Strategy Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	5.98%	1.22%	12/31/08

Institutional Class	6.15%	1.37%	12/31/08

Class M	6.16%	-9.28%	05/02/11

Class Z	6.25%	4.45%	05/05/09

(a) Prior to May 1, 2011 the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund. Prior to September 20, 2010 the Forward Frontier MarketStrat Fund was know as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	10

Fund Commentary and Performance

Forward High Yield Bond Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward High Yield Bond Fund’s Institutional Class shares returned 14.71% and its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned 15.59%.

The financial markets produced strong returns during 2012. A combination of healthy corporate fundamentals, modest economic growth and improving housing markets contributed to positive investor sentiment. In addition, abating fears of an abrupt breakup in the euro greatly diminished tail risk probabilities. To top it off, accommodative central bank policy and quantitative easing across most of the developed world added further to the upward trajectory. As demand for risk assets and higher income rose, high yield prices improved rapidly with surprisingly little volatility. Even the presidential elections and elevated fiscal cliff concerns did little to stop the positive momentum.

Spreads to Treasurys tightened by close to 2% during the year, resulting in a 5.31% yield advantage compared to the U.S. Treasury curve. Massive investor demand throughout the year supported the strong demand for the asset class. High yield funds reported inflows of over $30 billion, up 13% for the year, and the third best year on record. Weekly inflows were positive, with half of the 14 largest inflows on record occurring in 2012. The primary market accelerated to record volumes with more than 750 new issues totaling close to $370 billion in total debt. Consequently, the size of the market grew by roughly 10% to more than $1.4 trillion. Default rates remained subdued, with 1.9% of high yield issuers, representing 1.1% of the par amount of high yield debt outstanding, defaulting.

As expected in such a market environment, the lowest-quality credits significantly outperformed during the period. Outperforming industries during the year were financials, transportation, homebuilders, telecommunications and automotive, while notable underperformers were metals and mining, retail, cable, energy and utilities.

For the year, the fund delivered solid results but lagged the benchmark. While our portfolio holdings performed well compared with the benchmark, high volatility of flows had a negative contribution to relative returns. During the first half of 2012, we had significant net outflows as assets declined 45% from January. Since June, assets rose by close to 50%. The high volatility in asset flows during the year detracted from performance due to transaction costs to meet the high turnover.

From a quality standpoint, the fund’s underweighting of BB securities helped relative performance, since they underperformed as risk was in favor. However, avoidance of distressed and defaulted securities hurt, since the lowest-quality securities were in general the best performers in this market.

From an industry perspective, the overweighting of homebuilders and underweighting of utilities contributed to the fund’s performance. The underweighting of financials and overweighting of food and drug retail detracted from the fund’s performance. Individual security selection in retail, media, airlines, technology and utilities significantly contributed to our performance versus the benchmark during the year, while security selection in paper and packaging, food related, energy and telecommunications detracted from relative results.

11	December 31, 2012

Forward High Yield Bond Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	12

Forward High Yield Bond Fund

Forward High Yield Bond Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	14.24%	7.82%	8.49%	6.92%	05/01/00

Institutional Class	14.71%	8.31%	8.90%	7.33%	05/01/00

Class C (with CDSC)(b)	12.69%	7.30%	7.85%	7.85%	12/30/02

Class C (without CDSC)(c)	13.69%	7.30%	7.85%	7.85%	12/30/02

Class Z	14.84%	N/A	N/A	14.90%	05/05/09

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2012

Fund Commentary and Performance

Forward Investment Grade Fixed-Income Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Investment Grade Fixed-Income Fund’s Institutional Class shares returned 6.64% and its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, returned 4.82%.

Central bank actions, economic data and political election results drove the markets during the year. Developments in the eurozone remained a key market factor, even in the U.S. markets. Despite swings in investor sentiment, volatility levels fell, and intermediate- and longer-maturity Treasury yields declined.

The combination of an eleventh hour Greek debt deal and a second three-year dose of liquidity via long-term refinancing operation programs buoyed markets early in the year, despite the significant headwinds to global growth. Amid this backdrop, most fixed-income sectors outperformed U.S. Treasurys. A synchronized global slowdown spurred a flight to quality fixed income in the second quarter as recession gripped Europe, U.S. growth weakened and emerging markets cooled. The eurozone crisis reached fever pitch, as investors began to question European policymakers’ ability and willingness to prevent a disorderly outcome on incoherent policy response to the underlying structural problems. U.S. economic data exacerbated the negative sentiment, as labor market indicators showed substantial weakness. Treasury yields benefited from the flight to quality fixed income, and risk assets retreated amid increased uncertainty. In an effort to support a strong economic recovery, the Federal Reserve renewed “Operation Twist,” a monetary policy program that extends the average maturity of its holdings of securities through the end of the year.

Risk appetite returned to the financial markets in the second half of the year. Financial markets roared and nearly all risk assets moved into positive territory as investors responded to additional monetary policies from the Fed and the European Central Bank (ECB). The ECB embraced its role as lender of last resort, announcing Outright Monetary Transactions, a new bond-buying program designed to relieve pressure on struggling eurozone sovereigns. Given anemic U.S. economic data and stubbornly high structural unemployment, the Fed continued to support markets through its actions, including a third round of quantitative easing intended to further support asset prices.

In this environment, Forward Investment Grade Fixed-Income Fund outperformed its benchmark. Tactical duration positioning detracted from returns but was more than offset by a focus on intermediate maturities, where yields declined the most. In addition, holdings of Build America Bonds and exposure to agency and non-agency mortgage-backed securities and high yield bonds added to performance as investors continued to seek higher yields. A focus on the bonds of financial companies more than offset an overall underweight to corporate bonds, as financials outperformed the broader corporate market on strong capital levels and improving credit loss trends. An overweight allocation to emerging market external debt also contributed to performance as spreads on these securities narrowed.

Government and money market futures were used to tactically manage the fund’s duration by adjusting interest rate exposures and replicating government bond positions. These positions were also used in conjunction with physical securities to give the fund exposure to the intermediate portion of the yield curve, which was a net contributor to performance.

December 31, 2012	14

Forward Investment Grade Fixed-Income Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2012

Forward Investment Grade Fixed-Income Fund

Forward Investment Grade Fixed-Income Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	6.21%	5.82%	4.66%	5.15%	07/14/98

Institutional Class	6.64%	6.28%	5.12%	5.93%	06/15/92

Class Z	6.67%	N/A	N/A	9.73%	05/05/09

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	16

Fund Commentary and Performance

Forward Strategic Alternatives Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Strategic Alternatives Fund’s Institutional Class shares declined -9.67%. Its benchmark, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index, returned 10.13%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

Forward Strategic Alternatives Fund seeks to gain exposure to long/short commodities, currency carry trade and global real estate, while maintaining a volatility target of 9.5%. 2012 proved to be a challenging year for the fund, especially for long/short commodities, which is a trend-following strategy. Medium- to long-term trend-following strategies struggled in 2012 because the market experienced a number of sharp swings, making it difficult for those strategies to lock onto a move.

Coming out of 2011, the fund had a position in U.S. real estate, but held no exposure to international real estate. U.S. real estate was up during the first half of the year, but not to the same extent as international real estate. Further, the real estate position was eliminated during the summer as asset volatility increased and the investment team reduced exposure to risky assets to maintain the 9.5% volatility target. Positions in both U.S. and international real estate were not reintroduced until October of 2012, missing much of the 2012 run. The fund largely avoided any foreign currency carry transactions because low global interest rates have made the prospects of generating any “carry” relatively unattractive.

The single largest detractor from performance came from the fund’s holding of a structured note that tracks the BNP Paribas Millenium Commodities USD Excess Return Index, a long/short strategy. This note was sold in October of 2012, but that was following a 19.00% decline in the strategy for the year. The long/short strategy is a trend-following model that suffered in the up and down environment of 2012.

The fund utilized total return swaps to achieve the majority of its returns. The investment team deploys the cash held as collateral for the fund’s swap contracts into a high-quality, short-duration, fixed-income portfolio to help generate additional return without incurring too much duration or credit risk. The fixed-income portfolio was up 2.28% in 2012.

The majority of the fund’s performance is achieved through the use of derivatives, which, especially total return swaps, play a major role in the way that the fund is managed.

17	December 31, 2012

Forward Strategic Alternatives Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	18

Forward Strategic Alternatives Fund

Forward Strategic Alternatives Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	-10.01%	-0.59%	12/31/08

Institutional Class	-9.67%	-3.17%	01/29/08

Class Z	-9.70%	0.84%	05/05/09

(a) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2012

Fund Commentary and Performance

Forward U.S. Government Money Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward U.S. Government Money Fund’s Institutional Class shares returned 0.04%. Its benchmark, Citigroup 3-Month Treasury Bill Index, returned 0.07%.

The Federal Reserve continued its Zero Interest Rate Program throughout 2012, which caused short-term interest rates to remain close to zero. In addition, the Fed’s stated policy is to keep interest rates low until unemployment falls below 6.5%, as long as core inflation remains below 2.5%. This stance has forced savers to look elsewhere for yield, with many redeeming their shares of money market funds. This environment for money market funds is expected to continue through 2015 or 2016.

In this environment, the fund experienced redemptions throughout 2012, which put pressure on the management of the fund’s weighted average maturity. Keeping the fund fairly liquid to meet redemption requests was imperative. Having a barbell strategy portfolio helped the fund’s performance in this regard. Short-term repo paper was utilized in order to provide liquidity, and longer-dated money market securities allowed the fund to capture yield to help boost the fund’s overall yield.

Longer-dated money market securities that matured in 2012 were difficult to replace due to the continued pressure on short-term rates. Some high-quality commercial paper was used in order to help boost yields. In general, treasury securities were mostly avoided due to the very low yields they offered. Commercial paper rated A+1/A1 and P-1 made up 14.5% of the fund, and the remaining 85.5% of the fund was in government securities or repo paper collateralized by government securities that are rated Aaa by Moody’s and AA+ by Standard & Poor’s.

December 31, 2012	20

Forward U.S. Government Money Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2012

These allocations may not reflect the current or future position of the portfolio.

Forward U.S. Government Money Fund(a)

	7-Day Current Yield(b)	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	0.12%	0.04%	0.41%	1.34%	2.01%	07/29/98

Institutional Class	0.12%	0.04%	0.53%	1.61%	2.94%	04/09/92

Class A	0.12%	0.04%	0.46%	N/A	1.54%	09/29/03

Class C (with CDSC)(c)	0.12%	-0.96%	0.31%	1.15%	1.15%	12/30/02

Class C (without CDSC)(d)	0.12%	0.04%	0.31%	1.15%	1.15%	12/30/02

Class Z	0.12%	0.04%	0.62%	N/A	1.33%	01/04/07

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) The 7-Day Current Yield is the simple average of each of the last seven day’s daily yields.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2012

Fund Commentary and Performance

Forward Balanced Allocation Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Balanced Allocation Fund’s Institutional Class shares returned 10.26%. Its current benchmark, which consists of 50% Barclays Capital Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index, returned 13.20%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

The combination of an eleventh hour Greek debt deal and a second three-year dose of liquidity via long-term refinancing operation programs buoyed markets early in the year, despite the significant headwinds to global growth. Amid this backdrop, most fixed-income sectors outperformed U.S. Treasurys. A synchronized global slowdown spurred a flight to quality fixed income in the second quarter as recession gripped Europe, U.S. growth weakened and emerging markets cooled. The eurozone crisis reached fever pitch, and U.S. economic data exacerbated the negative sentiment, as labor market indicators showed substantial weakness. Treasury yields benefited from the flight to quality fixed income, and risk assets retreated amid increased uncertainty. In an effort to support a strong economic recovery, the Federal Reserve renewed “Operation Twist,” a monetary policy program that extends the average maturity of its holdings of securities through the end of the year.

The fund took an overweight allocation to international developed and emerging market stocks in August of 2012, funding the positions with an underweight to U.S. stocks. This was a positive allocation decision, as these markets outperformed the U.S. by nearly 7% for the year. The overweight allocation to international stocks was further benefited by outperformance of some of the underlying funds. The Forward International Dividend Fund outperformed its benchmark by 4.52% in 2012 and the Forward Select EM Dividend Fund outperformed its benchmark by 9.76%. The fund was hurt by underperformance in the Forward Frontier Strategy Fund and the Forward Extended MarketPlus Fund, which underperformed their benchmarks by 3.10% and 1.72%, respectively.

The fund was overweight high-yield and emerging-market corporate bonds during the year. These allocations contributed to fund performance, as both the BofA Merrill Lynch U.S. High Yield Master II Index and the Credit Suisse Emerging Markets Corporate Bond Index outperformed the bond benchmark by 11.27% and 10.72%, respectively. Bonds comprised 50% of the Forward Balanced Allocation Fund. This allocation is predominantly to investment-grade bonds, and the Forward Investment Grade Fixed-Income Fund outperformed its benchmark by 1.82% for the year, contributing positively to bond performance.

The fund’s target benchmark equity allocation is 50%; however, the fund’s non-benchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s entire alternative allocation was approximately 15%. A number of alternative funds comprised the fund’s non-benchmark positions, including Forward Commodity Long/Short Strategy Fund, Forward Strategic Alternatives Fund and Forward Managed Futures Strategy Fund. These allocations detracted from performance as alternative assets generally lagged equity and bond indices during 2012.

Forward Balanced Allocation Fund is part of Forward’s asset allocation series. 2012 witnessed a number of changes to the series lineup that we believe improve the mandate and align the allocation objectives with the modern world of investing. The changes sought to achieve three objectives: 1) invest more globally; 2) diversify with risks in mind; and 3) embrace nontraditional assets. The first change is that the portfolios have adopted GDP-weighted benchmarks that reflect global economic realities. This is a shift away from the common use of market cap-weighted

December 31, 2012	22

Fund Commentary and Performance

Forward Balanced Allocation Fund

As of December 31, 2012

benchmarks that heavily favor the U.S. and other developed nations. The portfolio management team utilizes the full array of funds available at Forward, accessing a wide array of strategies and asset classes during the periodic rebalancing process. This variety of investment options allows the investment team a wide choice of strategies to allocate among when navigating the risk in global markets. Finally, the funds have extended their use of not only traditional asset classes, but nontraditional, long/short and multi-asset funds that provide access to assets with different return drivers than the assets found in many allocation funds.

23	December 31, 2012

Forward Balanced Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	114	23.02%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	82	19.65%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	13.60%	(a)
Forward Select EM Dividend Fund—Forward Management	83	13.17%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	91	5.93%
Forward Managed Futures Strategy Fund—Forward Management	4	5.02%	(a)
Forward Strategic Alternatives Fund—Forward Management	39	4.97%
Forward Commodity Long/Short Strategy Fund—Forward Management	357	4.51%	(a)
Exchange-Traded Funds	—	3.50%
Forward Frontier Strategy Fund—Forward Management	123	2.12%
Forward International Real Estate Fund—Forward Management	85	1.66%	(a)
Forward Real Estate Fund—Forward Management	59	1.40%	(a)
Forward Extended MarketPlus Fund—Forward Management	147	0.93%
Net Cash and Cash Equivalents	—	0.52%
		100.00%

(a) The Forward International Dividend Fund, the Forward EM Corporate Debt Fund, the Forward Select EM Dividend Fund, the Forward Managed Futures Strategy Fund, the Forward Commodity Long/Short Strategy Fund, the Forward International Real Estate Fund and the Forward Real Estate Funds’ December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	24

Forward Balanced Allocation Fund

Forward Balanced Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	9.71%	0.83%	4.96%	2.91%	12/27/00

Institutional Class	10.26%	1.34%	5.49%	3.43%	12/27/00

Class A (load adjusted)(b)	3.58%	-0.20%	N/A	3.65%	09/29/03

Class A (without load)(c)	9.89%	0.99%	N/A	4.32%	09/29/03

Class C (with CDSC)(d)	8.18%	0.33%	4.44%	4.45%	12/30/02

Class C (without CDSC)(e)	9.18%	0.33%	4.44%	4.45%	12/30/02
(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2012

Fund Commentary and Performance

Forward Growth & Income Allocation Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Growth & Income Allocation Fund’s Institutional Class shares returned 11.05%. Its current benchmark, which consists of 40% Barclays Capital Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index, returned 14.44%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

The combination of an eleventh hour Greek debt deal and a second three-year dose of liquidity via long-term refinancing operation programs buoyed markets early in the year, despite the significant headwinds to global growth. Amid this backdrop, most fixed-income sectors outperformed U.S. Treasurys. A synchronized global slowdown spurred a flight to quality fixed income in the second quarter as recession gripped Europe, U.S. growth weakened and emerging markets cooled. The eurozone crisis reached fever pitch, and U.S. economic data exacerbated the negative sentiment, as labor market indicators showed substantial weakness. Treasury yields benefited from the flight to quality fixed income, and risk assets retreated amid increased uncertainty. In an effort to support a strong economic recovery, the Federal Reserve renewed “Operation Twist,” a monetary policy program that extends the average maturity of its holdings of securities through the end of the year.

The fund took an overweight allocation to international developed and emerging market stocks in August of 2012, funding the positions with an underweight to U.S. stocks. This was a positive allocation decision, as these markets outperformed the U.S. by nearly 7% for the year. The overweight allocation to international stocks was further benefited by outperformance of some of the underlying funds. The Forward International Dividend Fund outperformed its benchmark by 4.52% in 2012 and the Forward Select EM Dividend Fund outperformed its benchmark by 9.76%. The fund was hurt by underperformance in the Forward Frontier Strategy Fund and the Forward Extended MarketPlus Fund, which underperformed their benchmarks by 3.10% and 1.72%, respectively.

The fund was overweight high-yield and emerging-market corporate bonds during the year. These allocations contributed to fund performance, as both the BofA Merrill Lynch U.S. High Yield Master II Index and the Credit Suisse Emerging Markets Corporate Bond Index outperformed the bond benchmark by 11.27% and 10.72%, respectively. Bonds comprised 40% of the Forward Growth & Income Allocation Fund. This allocation is predominantly to investment-grade bonds, and the Forward Investment Grade Fixed-Income Fund outperformed its benchmark by 1.82% for the year, contributing positively to bond performance.

The fund’s target benchmark equity allocation is 60%; however, the fund’s non-benchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s entire alternative allocation was approximately 15%. A number of alternative funds comprised the fund’s non-benchmark positions, including Forward Commodity Long/Short Strategy Fund, Forward Strategic Alternatives Fund and Forward Managed Futures Strategy Fund. These allocations detracted from performance as alternative assets generally lagged equity and bond indices during 2012.

Forward Growth & Income Allocation Fund is part of Forward’s asset allocation series. 2012 witnessed a number of changes to the series lineup that we believe improve the mandate and align the allocation objectives with the modern world of investing. The changes sought to achieve three objectives: 1) invest more globally; 2) diversify with risks in mind; and 3) embrace nontraditional assets. The first change is that the portfolios have adopted GDP-weighted benchmarks that reflect global economic realities. This is a shift away from the common use of market cap-weighted

December 31, 2012	26

Fund Commentary and Performance

Forward Growth & Income Allocation Fund

As of December 31, 2012

benchmarks that heavily favor the U.S. and other developed nations. The portfolio management team utilizes the full array of funds available at Forward, accessing a wide array of strategies and asset classes during the periodic rebalancing process. This variety of investment options allows the investment team a wide choice of strategies to allocate among when navigating the risk in global markets. Finally, the funds have extended their use of not only traditional asset classes, but nontraditional, long/short and multi-asset funds that provide access to assets with different return drivers than the assets found in many allocation funds.

27	December 31, 2012

Forward Growth & Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	114	31.65%	(a)
Forward Select EM Dividend Fund—Forward Management	83	17.95%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	82	11.59%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	8.06%	(a)
Forward Managed Futures Strategy Fund—Forward Management	4	4.98%	(a)
Forward Strategic Alternatives Fund—Forward Management	39	4.94%
Exchange-Traded Funds	—	4.90%
Forward Commodity Long/Short Strategy Fund—Forward Management	357	4.45%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	91	3.62%
Forward Frontier Strategy Fund—Forward Management	123	2.90%
Forward International Real Estate Fund—Forward Management	85	1.67%	(a)
Forward Real Estate Fund—Forward Management	59	1.38%	(a)
Forward Extended MarketPlus Fund—Forward Management	147	1.30%
Net Cash and Cash Equivalents	—	0.61%
		100.00%

(a) The Forward International Dividend Fund, the Forward Select EM Dividend Fund, the Forward EM Corporate Debt Fund, the Forward Managed Futures Strategy Fund, the Forward Commodity Long/Short Strategy Fund, the Forward International Real Estate Fund and the Forward Real Estate Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	28

Forward Growth & Income Allocation Fund

Forward Growth & Income Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	10.46%	0.03%	5.08%	2.54%	12/27/00

Institutional Class	11.05%	0.55%	5.60%	3.05%	12/27/00

Class A (load adjusted)(b)	4.26%	-0.99%	N/A	3.66%	09/29/03

Class A (without load)(c)	10.62%	0.19%	N/A	4.32%	09/29/03

Class C (with CDSC)(d)	8.89%	-0.47%	4.55%	4.56%	12/30/02

Class C (without CDSC)(e)	9.89%	-0.47%	4.55%	4.56%	12/30/02

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29	December 31, 2012

Fund Commentary and Performance

Forward Growth Allocation Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Growth Allocation Fund’s Institutional Class shares returned 12.73%. Its current benchmark, which consists of 20% Barclays Capital Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index, returned 16.92%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

The fund took an overweight allocation to international developed and emerging market stocks in August of 2012, funding the positions with an underweight to U.S. stocks. This was a positive allocation decision, as these markets outperformed the U.S. by nearly 7% for the year. The overweight allocation to international stocks was further benefited by outperformance of some of the underlying funds. The Forward International Dividend Fund outperformed its benchmark by 4.52% in 2012 and the Forward Select EM Dividend Fund outperformed its benchmark by 9.76%. The fund was hurt by underperformance in the Forward Frontier Strategy Fund and the Forward Extended MarketPlus Fund, which underperformed their benchmarks by 3.10% and 1.72%, respectively.

The fund’s target benchmark equity allocation is 80%; however, the fund’s non-benchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s entire alternative allocation was approximately 15%. A number of alternative funds comprised the fund’s non-benchmark positions, including Forward Commodity Long/Short Strategy Fund, Forward Strategic Alternatives Fund and Forward Managed Futures Strategy Fund. These allocations detracted from performance as alternative assets generally lagged equity and bond indices during 2012.

Forward Growth Allocation Fund is part of Forward’s asset allocation series. 2012 witnessed a number of changes to the series lineup that we believe improve the mandate and align the allocation objectives with the modern world of investing. The changes sought to achieve three objectives: 1) invest more globally; 2) diversify with risks in mind; and 3) embrace nontraditional assets. The first change is that the portfolios have adopted GDP-weighted benchmarks that reflect global economic realities. This is a shift away from the common use of market cap-weighted benchmarks that heavily favor the U.S. and other developed nations. The portfolio management team utilizes the full array of funds available at Forward, accessing a wide array of strategies and asset classes during the periodic rebalancing process. This variety of investment options allows the investment team a wide choice of strategies to allocate among when navigating the risk in global markets. Finally, the funds have extended their use of not only traditional asset classes, but nontraditional, long/short and multi-asset funds that provide access to assets with different return drivers than the assets found in many allocation funds.

December 31, 2012	30

Forward Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	114	37.81%	(a)
Forward Select EM Dividend Fund—Forward Management	83	21.44%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	82	6.29%
Exchange-Traded Funds	—	5.91%
Forward Strategic Alternatives Fund—Forward Management	39	5.02%
Forward Managed Futures Strategy Fund—Forward Management	4	5.01%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	4.45%	(a)
Forward International Real Estate Fund—Forward Management	85	3.94%	(a)
Forward Frontier Strategy Fund—Forward Management	123	3.49%
Forward Real Estate Fund—Forward Management	59	3.48%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	91	1.92%
Forward Extended MarketPlus Fund—Forward Management	147	1.57%
Net Cash and Cash Equivalents	—	-0.33%
		100.00%

(a) The Forward International Dividend Fund, the Forward Select EM Dividend Fund, the Forward Managed Futures Strategy Fund, the Forward EM Corporate Debt Fund, the Forward International Real Estate Fund and the Forward Real Estate Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

31	December 31, 2012

Forward Growth Allocation Fund

Forward Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	12.09%	-1.46%	5.43%	1.90%	12/27/00

Institutional Class	12.73%	-0.98%	5.95%	2.40%	12/27/00

Class A (load adjusted)(b)	5.79%	-2.49%	N/A	3.75%	09/29/03

Class A (without load)(c)	12.25%	-1.33%	N/A	4.41%	09/29/03

Class C (with CDSC)(d)	10.57%	-1.96%	4.91%	4.94%	12/30/02

Class C (without CDSC)(e)	11.57%	-1.96%	4.91%	4.94%	12/30/02

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	32

Fund Commentary and Performance

Forward Income & Growth Allocation Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Income & Growth Allocation Fund’s Institutional Class shares returned 10.45%. Its current benchmark, which consists of 70% Barclays Capital Global Aggregate GDP Weighted Index and 30% MSCI ACWI GDP Weighted Index, returned 10.69%.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Global equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

The combination of an eleventh hour Greek debt deal and a second three-year dose of liquidity via long-term refinancing operation programs buoyed markets early in the year, despite the significant headwinds to global growth. Amid this backdrop, most fixed-income sectors outperformed U.S. Treasurys. A synchronized global slowdown spurred a flight to quality fixed income in the second quarter as recession gripped Europe, U.S. growth weakened and emerging markets cooled. The eurozone crisis reached fever pitch, and U.S. economic data exacerbated the negative sentiment, as labor market indicators showed substantial weakness. Treasury yields benefited from the flight to quality fixed income, and risk assets retreated amid increased uncertainty. In an effort to support a strong economic recovery, the Federal Reserve renewed “Operation Twist,” a monetary policy program that extends the average maturity of its holdings of securities through the end of the year.

The fund was overweight high-yield and emerging-market corporate bonds during the year. These allocations contributed to fund performance, as both the BofA Merrill Lynch U.S. High Yield Master II Index and the Credit Suisse Emerging Markets Corporate Bond Index outperformed the bond benchmark by 11.27% and 10.72%, respectively. Bonds comprised 70% of the Forward Income & Growth Allocation Fund. This allocation is predominantly to investment-grade bonds, and the Forward Investment Grade Fixed-Income Fund outperformed its benchmark by 1.82% for the year, contributing positively to bond performance.

The fund took an overweight allocation to international developed and emerging market stocks in August of 2012, funding the positions with an underweight to U.S. stocks. This was a positive allocation decision, as these markets outperformed the U.S. by nearly 7% for the year. The overweight allocation to international stocks was further benefited by outperformance of some of the underlying funds. The Forward International Dividend Fund outperformed its benchmark by 4.52% in 2012 and the Forward Select EM Dividend Fund outperformed its benchmark by 9.76%. The fund was hurt by underperformance in the Forward Frontier Strategy Fund and the Forward Extended MarketPlus Fund, which underperformed their benchmarks by 3.10% and 1.72%, respectively.

The fund’s target benchmark equity allocation is 30%; however, the fund’s non- benchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s entire alternative allocation was approximately 15%. A number of alternative funds comprised the fund’s non-benchmark positions, including Forward Commodity Long/Short Strategy Fund, Forward Strategic Alternatives Fund and Forward Managed Futures Strategy Fund. These allocations detracted from performance as alternative assets generally lagged equity and bond indices during 2012.

Forward Income & Growth Allocation Fund is part of Forward’s asset allocation series. 2012 witnessed a number of changes to the series lineup that we believe improve the mandate and align the allocation objectives with the modern world of investing. The changes sought to achieve three objectives: 1) invest more globally; 2) diversify with risks in mind; and 3) embrace nontraditional assets. The first change is that the portfolios have adopted GDP-weighted benchmarks that reflect global economic realities. This is a shift away from the common use of market cap-weighted

33	December 31, 2012

Fund Commentary and Performance

Forward Income & Growth Allocation Fund

As of December 31, 2012

benchmarks that heavily favor the U.S. and other developed nations. The portfolio management team utilizes the full array of funds available at Forward, accessing a wide array of strategies and asset classes during the periodic rebalancing process. This variety of investment options allows the investment team a wide choice of strategies to allocate among when navigating the risk in global markets. Finally, the funds have extended their use of not only traditional asset classes, but nontraditional, long/short and multi-asset funds that provide access to assets with different return drivers than the assets found in many allocation funds.

December 31, 2012	34

Forward Income & Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	82	28.78%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	19.88%	(a)
Forward International Dividend Fund—Forward Management	114	14.23%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	91	8.55%
Forward Select EM Dividend Fund—Forward Management	83	8.10%	(a)
Forward Strategic Alternatives Fund—Forward Management	39	4.91%
Forward Managed Futures Strategy Fund—Forward Management	4	4.84%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	357	2.50%	(a)
Exchange-Traded Funds	—	2.31%
Forward Frontier Strategy Fund—Forward Management	123	1.37%
Forward International Real Estate Fund—Forward Management	85	0.73%	(a)
Forward Extended MarketPlus Fund—Forward Management	147	0.54%
Forward Real Estate Fund—Forward Management	59	0.50%	(a)
Net Cash and Cash Equivalents	—	2.76%
		100.00%

(a) The Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward Select EM Dividend Fund, the Forward Managed Futures Strategy Fund, the Forward Commodity Long/Short Strategy Fund, the Forward International Real Estate Fund and the Forward Real Estate Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

35	December 31, 2012

Forward Income & Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	9.88%	2.32%	4.51%	3.40%	12/27/00

Institutional Class	10.45%	2.84%	5.04%	3.91%	12/27/00

Class A (load adjusted)(b)	3.74%	1.27%	N/A	3.48%	09/29/03

Class A (without load)(c)	10.07%	2.48%	N/A	4.15%	09/29/03

Class C (with CDSC)(d)	8.31%	1.81%	3.98%	3.99%	12/30/02

Class C (without CDSC)(e)	9.31%	1.81%	3.98%	3.99%	12/30/02

(a) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	36

Fund Commentary and Performance

Forward Income Builder Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Income Builder (formerly Forward Income Allocation) Fund’s Institutional Class shares returned 11.59% and outperformed its benchmark, which consists of 15% MSCI All Country World Index and 85% Barclays Capital Global Aggregate Bond Index, which returned 6.21%.

The combination of an eleventh hour Greek debt deal and a second three-year dose of liquidity via long-term refinancing operation programs buoyed markets early in the year, despite the significant headwinds to global growth. Amid this backdrop, most fixed-income sectors outperformed U.S. Treasurys. A synchronized global slowdown spurred a flight to quality fixed income in the second quarter as recession gripped Europe, U.S. growth weakened and emerging markets cooled. The eurozone crisis reached fever pitch, as investors began to question European policymakers’ ability and willingness to prevent a disorderly outcome on incoherent policy response to the underlying structural problems. U.S. economic data exacerbated the negative sentiment, as labor market indicators showed substantial weakness. Treasury yields benefited from a flight to quality fixed income, and risk assets retreated amid increased uncertainty. In an effort to support a strong economic recovery, the Federal Reserve renewed “Operation Twist,” a monetary policy program that extends the average maturity of its holdings of securities through the end of the year.

The fund was overweight high-yield and emerging-market corporate bonds during the year. These allocations contributed to fund performance, as both the BofA Merrill Lynch U.S. High Yield Master II Index and the Credit Suisse Emerging Markets Corporate Bond Index outperformed the bond benchmark by 11.27% and 10.72%, respectively. 2012 was a year of extremely low volatility across asset classes, which allowed the fund to take a larger allocation to equities than the benchmark. This was a positive decision as equities dramatically outperformed quality bonds in 2012.

Forward Income Builder Fund is part of Forward’s asset allocation series. 2012 witnessed a number of changes to the series lineup that we believe improve the mandate and align the allocation objectives with the modern world of investing. The changes sought to achieve three objectives: 1) invest more globally; 2) diversify with risks in mind; and 3) embrace nontraditional assets. The first change is that the portfolios have adopted GDP-weighted benchmarks that reflect global economic realities. This is a shift away from the common use of market cap-weighted benchmarks that heavily favor the U.S. and other developed nations. The portfolio management team utilizes the full array of funds available at Forward, accessing a wide array of strategies and asset classes during the periodic rebalancing process. This variety of investment options allows the investment team a wide choice of strategies to allocate among when navigating the risk in global markets. Finally, the funds have extended their use of not only traditional asset classes, but nontraditional, long/short and multi-asset funds that provide access to assets with different return drivers than the assets found in many allocation funds.

The fund adopted a new benchmark and adjusted its mandate in May 2012 to better adapt to today’s extremely low interest-rate environment. To reflect the new mandate, the fund’s name was changed from Forward Income Allocation Fund to Forward Income Builder Fund. Traditional income funds have been in a 30-year bull market that appears to be close to running its course. Interest rates across the yield curve are at historic lows. Without the benefit of falling interest rates, traditional fixed-income funds may find it challenging to deliver income to investors that have real world income needs. The fund takes a much different approach to income generation and seeks to maximize the income to investors given a fixed 6.5% volatility target. The fund has the ability to invest in traditional income-yielding assets as well as nontraditional and alternative assets, such as emerging-market corporate debt, real estate preferred securities and high-dividend-yielding stocks.

37	December 31, 2012

Forward Income Builder Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Select Income Fund—Forward Management	138	25.49%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	93	25.26%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	25.13%	(a)
Forward International Dividend Fund—Forward Management	114	20.15%	(a)
Forward Global Infrastructure Fund—Forward Management	82	5.40%	(a)
Net Cash and Cash Equivalents	—	-1.43%
		100.00%

(a) The Forward Select Income Fund, the Forward EM Corporate Debt Fund, the Forward International Dividend Fund and the Forward Global Infrastructure Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2012	38

Forward Income Builder Fund

Forward Income Builder Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	11.04%	5.76%	4.35%	4.50%	12/27/00

Institutional Class	11.59%	6.28%	4.86%	5.02%	12/27/00

Class A (load adjusted)(b)	7.05%	5.21%	N/A	4.16%	09/29/03

Class A (without load)(c)	11.25%	6.01%	N/A	4.59%	09/29/03

Class C (with CDSC)(d)	9.45%	5.23%	3.82%	3.81%	12/30/02

Class C (without CDSC)(e)	10.45%	5.23%	3.82%	3.81%	12/30/02

(a) Prior to May 1, 2012 the Forward Income Builder Fund was known as the Forward Income Allocation Fund. Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(b) Includes the effect of the maximum 3.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

39	December 31, 2012

Fund Commentary and Performance

Forward Multi-Strategy Fund

As of December 31, 2012

For the year ended December 31, 2012, Forward Multi-Strategy (formerly Aggressive Growth Allocation) Fund’s Institutional Class shares returned 15.59%. Its current benchmarks, the MSCI All Country World Index and the HFRI Fund of Funds Composite Index, returned 16.80% and 5.25%, respectively.

The world economy slowed in 2012, as Europe and Japan experienced mild recessions and China’s growth cooled. Uncertainties abounded, including the U.S. fiscal cliff, the European debt crisis and Middle East instability. Equity markets followed a roller-coaster pattern but finished broadly higher in 2012, benefiting from massive monetary stimulus in Europe, the U.S. and, to a lesser extent, Japan.

The fund took an overweight allocation to international developed and emerging market stocks in August of 2012, funding the positions with an underweight to U.S. stocks. This was a positive allocation decision, as these markets outperformed the U.S. by nearly 7% for the year. The overweight allocation to international stocks was further benefited by outperformance of some of the underlying funds. The Forward International Dividend Fund outperformed its benchmark by 4.52% in 2012 and the Forward Select EM Dividend Fund outperformed its benchmark by 9.76%. The fund was hurt by underperformance in the Forward Frontier Strategy Fund and the Forward Extended MarketPlus Fund, which underperformed their benchmarks by 3.10% and 1.72%, respectively.

The fund’s target benchmark equity allocation is 100%; however, the fund’s non-benchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s entire alternative allocation was approximately 15%. A number of alternative funds comprised the fund’s non-benchmark positions, including Forward Commodity Long/Short Strategy Fund, Forward Strategic Alternatives Fund and Forward Managed Futures Strategy Fund. These allocations detracted from performance as alternative assets generally lagged equity indices during 2012.

Forward Multi-Strategy Fund is part of Forward’s asset allocation series. 2012 witnessed a number of changes to the series lineup that we believe improve the mandate and align the allocation objectives with the modern world of investing. The changes sought to achieve three objectives: 1) invest more globally; 2) diversify with risks in mind; and 3) embrace nontraditional assets. The first change is that the portfolios have adopted GDP-weighted benchmarks that reflect global economic realities. This is a shift away from the common use of market cap-weighted benchmarks that heavily favor the U.S. and other developed nations. The portfolio management team utilizes the full array of funds available at Forward, accessing a wide array of strategies and asset classes during the periodic rebalancing process. This variety of investment options allows the investment team a wide choice of strategies to allocate among when navigating the risk in global markets. Finally, the funds have extended their use of not only traditional asset classes, but nontraditional, long/short and multi-asset funds that provide access to assets with different return drivers than the assets found in many allocation funds.

The fund adopted a secondary benchmark and adjusted its mandate in 2012. To reflect the new mandate, the fund’s name was changed from Forward Aggressive Growth Allocation Fund to Forward Multi-Strategy Fund. The fund seeks capital appreciation but is able to utilize the full lineup of Forward Funds to achieve its mandate. The fund will place a heavy emphasis on managers that employ nontraditional and alternative strategies to achieve its target.

December 31, 2012	40

Forward Multi-Strategy Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	114	29.44%	(a)
Forward Select EM Dividend Fund—Forward Management	83	16.83%	(a)
Forward Global Credit Long/Short Fund—SW Asset Management, LLC	37	16.21%	(a)
Forward International Small Companies Fund—Pictet Asset Management	112	9.77%	(a)
Forward Large Cap Dividend Fund—Forward Management	62	9.52%	(a)
Forward Frontier Strategy Fund—Forward Management	123	5.13%
Forward Focus Fund—Forward Management	32	5.11%	(a)
Forward Endurance Long/Short Fund—Forward Management	49	4.80%	(a)
Forward Tactical Enhanced Fund—Forward Management	1	4.73%	(a)
Forward Extended MarketPlus Fund—Forward Management	147	0.06%
Net Cash and Cash Equivalents	—	-1.60%
		100.00%

(a) The Forward International Dividend Fund, the Forward Select EM Dividend Fund, the Forward Global Credit Long/Short Fund, the Forward International Small Companies Fund, the Forward Large Cap Dividend Fund, the Forward Focus Fund, the Forward Endurance Long/Short Fund and the Forward Tactical Enhanced Funds’ December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

41	December 31, 2012

Forward Multi-Strategy Fund

Forward Multi-Strategy Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2012
Investor Class	15.05%	-3.04%	5.27%	0.91%	12/27/00

Institutional Class	15.59%	-2.55%	5.80%	1.42%	12/27/00

Class A (load adjusted)(b)	8.54%	-4.03%	N/A	3.52%	09/29/03

Class A (without load)(c)	15.17%	-2.89%	N/A	4.18%	09/29/03

Class C (with CDSC)(d)	13.48%	-3.52%	4.75%	4.78%	12/30/02

Class C (without CDSC)(e)	14.48%	-3.52%	4.75%	4.78%	12/30/02

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund. Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2012	42

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Extended Marketplus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Forward Frontier Strategy Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward High Yield Bond Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward Investment Grade Fixed-Income Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Forward Strategic Alternatives Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange-Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

43	December 31, 2012

Investment Glossary

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. Asset allocation does not assure profit or protect against risk.

Forward U.S. Government Money Fund

An investment in the Forward U.S. Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Forward Balanced Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Growth & Income Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Income & Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

December 31, 2012	44

Investment Glossary

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Income Builder Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Multi-Strategy Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Fund Benchmark Definitions

Balanced Allocation Blended Index: Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index.

Barclays Capital Global Aggregate Bond Index: Barclays Capital Global Aggregate Bond Index provides a broad-base measure of the global investment grade fixed-rate debt markets.

Barclays Capital Global Aggregate GDP Weighted Index: Barclays Capital Global Aggregate GDP Weighted Index represents a gross domestic product weighted index of global government, government-related, corporate and securitized fixed-income investments.

Barclays Capital U.S. Aggregate Bond Index: Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. Government/Credit Bond Index: Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher.

BofA Merrill Lynch U.S. High Yield Master II Index: BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

Citigroup 3-Month Treasury Bill Index: Citigroup 3-Month Treasury Bill Index is designed to measure the return of the 3-month Treasury bills.

Growth & Income Allocation Blended Index: Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Capital Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index.

45	December 31, 2012

Investment Glossary

Growth Allocation Blended Index: Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Capital Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index.

HFRI Fund of Funds Composite Index: HFRI Fund of Funds Composite Index is an equal-weighted index comprised of fund of funds. The index includes over 600 constituents, both domestic and offshore funds.

Income & Growth Allocation Blended Index: Income & Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Capital Global Aggregate GDP Weighted Index and 30% MSCI ACWI GDP Weighted Index.

Income Builder Blended Index: Income Builder Blended Index is a hypothetical index constructed by Forward Management, which consists of 85% Barclays Capital Global Aggregate Bond Index and 15% MSCI All Country World Index.

MSCI ACWI GDP Weighted Index: MSCI ACWI GDP Weighted Index is a free float-adjusted market capitalization index that is designed to measure gross domestic product performance in global developed and emerging markets, including the United States.

MSCI All Country World Index: MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI Frontier Markets Index: MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.

Russell 2500 Index: Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Strategic Alternatives Blended Index: Strategic Alternatives Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index.

One cannot invest directly in an index.

Glossary of Terms

A-1 is Standard & Poor’s highest category for short-term credit ratings and is given when an issuer’s capacity to meet its short-term debt obligations is strong.

A-1+ is Standard & Poor’s highest short-term credit rating and is given when an issuer’s capacity to meet its short-term debt obligations is extremely strong.

AAA is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. AAA is the highest possible rating and is given when an issuer’s capacity to meet its long-term debt obligations is extremely strong.

AA+ is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. AA+ is one of the highest ratings and is given when an issuer’s capacity to meet its long-term debt obligations is very strong.

Aaa is Moody’s highest long-term credit rating and is given to obligations judged to be of the highest quality with the lowest level of credit risk.

Alpha is a coefficient measuring risk-adjusted performance.

BB is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A BB rating is assigned to less creditworthy carriers and investors and policyholders of these bonds and securities face a higher risk of default.

Beta is a statistical measure of the relative volatility of a stock, fund or other security in comparison to the market as a whole.

BNP Paribas Millenium Commodities USD Excess Return Index is a quantitative strategy designed to generate positive returns through dynamic allocation across a diversified commodity universe.

December 31, 2012	46

Investment Glossary

Build America Bonds (BABs), created under the American Recovery and Reinvestment Act, are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. The purpose of BABs is to reduce the cost of borrowing for state and local government issuers and governmental agencies.

Commercial paper is uncollateralized loans obtained by companies, usually on a short-term basis.

A commodities futures curve plots futures prices of commodities against commodities contract maturities (i.e., terms to maturity).

Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for bond prices.

Fair value is the equilibrium price for a futures contract. In the futures market, this is equal to the spot price after taking into account compounded interest and dividends lost because the investor owns the futures contract rather than the physical stocks over a certain period of time.

Fiscal cliff refers to the simultaneous spending cuts and tax increases that were slated to take place at the end of 2012.

Liquidity is the degree to which an asset or security can be bought or sold in the market without affecting the asset’s price.

P-1 is Moody’s highest credit rating and is given to issuers with a superior ability to repay short-term debt obligations.

Price-to-earnings (P/E) ratio of a stock is a measure of the price paid for a share relative to the annual income or profit earned by the firm per share. A higher P/E ratio means that investors are paying more for each unit of income.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Repo paper (or repurchase agreement) is a money market instrument used by dealers in government securities to raise short-term capital. A dealer sells government securities to investors, usually on an overnight basis, and buys them back the following day.

Risk-on/risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on/risk-off theory states that investors tend to engage in higher-risk investments. When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

Spread to Treasury refers to the difference in yield between a U.S. Treasury security and any other debt security with a similar maturity. Because U.S. Treasury securities are considered zero-risk investments, the yield on the other security is almost always higher to compensate the investor for the added risk.

A swap is, traditionally, the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Weighted average maturity is the average maturity of all mortgages held in a mortgage-backed security. The higher the weighted average to maturity, the longer the mortgages in the security have until maturity.

47	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD EXTENDED MARKETPLUS FUND
Investor Class
Actual	$1,000.00	$1,085.70	1.32%	$6.92

Hypothetical	$1,000.00	$1,018.50	1.32%	$6.70
Institutional Class
Actual	$1,000.00	$1,087.90	0.94%	$4.93

Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77
Class Z
Actual	$1,000.00	$1,088.60	0.85%	$4.46

Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

December 31, 2012	48

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD FRONTIER STRATEGY FUND
Investor Class
Actual	$1,000.00	$1,085.10	1.48%	$7.76

Hypothetical	$1,000.00	$1,017.70	1.48%	$7.51
Institutional Class
Actual	$1,000.00	$1,086.80	1.18%	$6.19

Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99
Class M
Actual	$1,000.00	$1,086.80	1.17%	$6.14

Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94
Class Z
Actual	$1,000.00	$1,086.60	1.08%	$5.66

Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48

FORWARD HIGH YIELD BOND FUND
Investor Class
Actual	$1,000.00	$1,067.90	1.21%	$6.29

Hypothetical	$1,000.00	$1,019.05	1.21%	$6.14
Institutional Class
Actual	$1,000.00	$1,070.10	0.81%	$4.21

Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12
Class C
Actual	$1,000.00	$1,065.20	1.71%	$8.88

Hypothetical	$1,000.00	$1,016.54	1.71%	$8.67
Class Z
Actual	$1,000.00	$1,070.70	0.71%	$3.70

Hypothetical	$1,000.00	$1,021.57	0.71%	$3.61

FORWARD INVESTMENT GRADE FIXED-INCOME FUND
Investor Class
Actual	$1,000.00	$1,024.60	1.17%	$5.95

Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94
Institutional Class
Actual	$1,000.00	$1,026.70	0.77%	$3.92

Hypothetical	$1,000.00	$1,021.27	0.77%	$3.91
Class Z
Actual	$1,000.00	$1,026.50	0.67%	$3.41

Hypothetical	$1,000.00	$1,021.77	0.67%	$3.40

49	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD STRATEGIC ALTERNATIVES FUND
Investor Class
Actual	$1,000.00	$923.00	1.27%	$6.14

Hypothetical	$1,000.00	$1,018.75	1.27%	$6.44
Institutional Class
Actual	$1,000.00	$924.70	0.96%	$4.64

Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88
Class Z
Actual	$1,000.00	$924.40	0.87%	$4.21

Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

FORWARD U.S. GOVERNMENT MONEY FUND
Investor Class
Actual	$1,000.00	$1,000.30	0.25%	$1.26

Hypothetical	$1,000.00	$1,023.88	0.25%	$1.27
Institutional Class
Actual	$1,000.00	$1,000.30	0.25%	$1.26

Hypothetical	$1,000.00	$1,023.88	0.25%	$1.27
Class A
Actual	$1,000.00	$1,000.30	0.24%	$1.21

Hypothetical	$1,000.00	$1,023.93	0.24%	$1.22
Class C
Actual	$1,000.00	$1,000.30	0.25%	$1.26

Hypothetical	$1,000.00	$1,023.88	0.25%	$1.27
Class Z
Actual	$1,000.00	$1,000.30	0.26%	$1.31

Hypothetical	$1,000.00	$1,023.83	0.26%	$1.32

FORWARD BALANCED ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,049.90	0.73%	$3.76

Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71
Institutional Class
Actual	$1,000.00	$1,052.60	0.23%	$1.19

Hypothetical	$1,000.00	$1,023.98	0.23%	$1.17
Class A
Actual	$1,000.00	$1,050.80	0.58%	$2.99

Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Class C
Actual	$1,000.00	$1,047.30	1.23%	$6.33

Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24

December 31, 2012	50

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD GROWTH & INCOME ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,055.80	0.74%	$3.82

Hypothetical	$1,000.00	$1,021.42	0.74%	$3.76
Institutional Class
Actual	$1,000.00	$1,058.80	0.24%	$1.24

Hypothetical	$1,000.00	$1,023.93	0.24%	$1.22
Class A
Actual	$1,000.00	$1,056.30	0.58%	$3.00

Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Class C
Actual	$1,000.00	$1,052.70	1.24%	$6.40

Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29

FORWARD GROWTH ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,072.50	0.74%	$3.86

Hypothetical	$1,000.00	$1,021.42	0.74%	$3.76
Institutional Class
Actual	$1,000.00	$1,076.00	0.24%	$1.25

Hypothetical	$1,000.00	$1,023.93	0.24%	$1.22
Class A
Actual	$1,000.00	$1,073.30	0.59%	$3.07

Hypothetical	$1,000.00	$1,022.17	0.59%	$3.00
Class C
Actual	$1,000.00	$1,069.90	1.24%	$6.45

Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29

FORWARD INCOME & GROWTH ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,046.60	0.66%	$3.40

Hypothetical	$1,000.00	$1,021.82	0.66%	$3.35
Institutional Class
Actual	$1,000.00	$1,049.50	0.16%	$0.82

Hypothetical	$1,000.00	$1,024.33	0.16%	$0.81
Class A
Actual	$1,000.00	$1,047.00	0.51%	$2.62

Hypothetical	$1,000.00	$1,022.57	0.51%	$2.59

51	December 31, 2012

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2012

	BEGINNING ACCOUNT VALUE 07/01/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/12-12/31/12

FORWARD INCOME & GROWTH ALLOCATION FUND (continued)
Class C
Actual	$1,000.00	$1,043.60	1.16%	$5.96

Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89

FORWARD INCOME BUILDER FUND
Investor Class
Actual	$1,000.00	$1,088.00	0.96%	$5.04

Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88
Institutional Class
Actual	$1,000.00	$1,090.80	0.46%	$2.42

Hypothetical	$1,000.00	$1,022.82	0.46%	$2.34
Class A
Actual	$1,000.00	$1,088.80	0.69%	$3.62

Hypothetical	$1,000.00	$1,021.67	0.69%	$3.51
Class C
Actual	$1,000.00	$1,084.80	1.46%	$7.65

Hypothetical	$1,000.00	$1,017.80	1.46%	$7.41

FORWARD MULTI-STRATEGY FUND(c)
Investor Class
Actual	$1,000.00	$1,096.30	1.03%	$5.43

Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23
Institutional Class
Actual	$1,000.00	$1,099.20	0.53%	$2.80

Hypothetical	$1,000.00	$1,022.47	0.53%	$2.69
Class A
Actual	$1,000.00	$1,097.10	0.88%	$4.64

Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47
Class C
Actual	$1,000.00	$1,094.40	1.53%	$8.05

Hypothetical	$1,000.00	$1,017.44	1.53%	$7.76

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

(c) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

December 31, 2012	52

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 73.53%

89,800	Vanguard Short-Term Corporate Bond ETF	$7,212,736

237,000	Vanguard Short-Term Government Bond ETF	14,430,930

	Total Exchange-Traded Funds (Cost $21,691,036)	21,643,666

Principal Amount

AGENCY PASS-THROUGH SECURITIES: 20.84%
Federal Home Loan Mortgage Corp (FHLMC): 6.15%

	FHLMC

$4,280	1.500%, 12/01/17(a)	4,368

17,731	1.852%, 06/01/20(a)	18,442

28,325	1.984%, 10/01/28(a)	29,985

115,057	2.100%, 08/01/33(a)	121,740

3,998	2.135%, 01/01/26(a)	4,143

3,866	2.235%, 10/01/22(a)	4,132

48,267	2.246%, 09/01/28(a)	51,439

3,810	2.249%, 09/01/30(a)	4,077

4,270	2.250%, 11/01/22(a)	4,351

84,516	2.251%, 12/01/35(a)	89,554

6,841	2.276%, 09/01/27(a)	7,345

111,752	2.284%, 07/01/30(a)	119,578

6,022	2.301%, 12/01/27(a)	6,423

13,253	2.322%, 03/01/19(a)	13,560

14,753	2.334%, 11/01/26(a)	15,426

33,788	2.335%, 02/01/34(a)	35,672

7,065	2.336%, 12/01/27(a)	7,532

22,307	2.343%, 02/01/35(a)	23,230

1,022	2.346%, 03/01/24(a)	1,032

9,894	2.350%, 02/01/32(a)	10,361

19,782	2.350%, 02/01/35(a)	20,225

93,279	2.358%, 02/01/36(a)	99,032

85,793	2.359%, 12/01/35(a)	90,314

24,223	2.360%, 07/01/31(a)	25,950

7,272	2.366%, 10/01/32(a)	7,388

34,589	2.369%, 11/01/28(a)	36,790

Principal Amount		Value (Note 2)

$14,524	2.375%, 08/01/32(a)	$15,453

13,845	2.375%, 04/01/32(a)	14,149

44,295	2.375%, 04/01/18(a)	46,317

66,940	2.375%, 08/01/35(a)	71,383

12,777	2.386%, 03/01/33(a)	13,323

7,696	2.423%, 10/01/31(a)	7,786

6,244	2.434%, 01/01/24(a)	6,390

95,859	2.445%, 01/01/37(a)	102,311

159,106	2.503%, 03/01/32(a)	170,294

21,117	2.659%, 05/01/33(a)	22,479

34,182	2.681%, 05/01/36(a)	36,525

12,160	2.708%, 01/01/37(a)	12,845

12,639	2.732%, 09/01/36(a)	13,485

36,293	2.750%, 02/01/33(a)	38,156

7,775	2.756%, 02/01/31(a)	8,306

20,468	2.758%, 06/01/37(a)	21,914

10,935	2.828%, 05/01/35(a)	11,676

15,938	2.854%, 09/01/30(a)	16,995

47,936	2.869%, 01/01/29(a)	51,355

4,657	3.005%, 06/01/19(a)	4,708

14,645	3.600%, 06/01/35(a)	14,712

60,585	5.622%, 11/01/30(a)	63,329

	FHLMC, Gold

59,134	1.893%, 07/01/29(a)	61,826

6,392	2.125%, 07/01/19(a)	6,581

34,431	2.250%, 10/01/26(a)	36,687

16,930	2.257%, 01/01/31(a)	17,089

2,818	2.276%, 12/01/22(a)	2,936

2,193	2.279%, 03/01/17(a)	2,216

23,635	2.321%, 09/01/30(a)	24,996

3,620	2.520%, 01/01/28(a)	3,878

29,520	3.739%, 10/01/20(a)	31,280

6,089	5.500%, 08/01/24(a)	6,568

		1,810,037

See Notes to Financial Statements	53	December 31, 2012

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA): 14.69%

	FNMA

$5,549	1.424%, 06/01/21(a)	$5,606

29,896	1.555%, 01/01/31(a)	30,912

7,381	1.560%, 07/01/40(a)	7,650

184,650	1.560%, 06/01/40(a)	191,157

55,969	1.560%, 11/01/40(a)	57,847

11,857	1.875%, 01/01/20(a)	12,350

24,037	1.889%, 01/01/23(a)	24,989

9,876	1.895%, 12/01/24(a)	10,147

20,511	1.937%, 03/01/28(a)	21,645

9,630	1.946%, 09/01/33(a)	10,170

16,110	1.969%, 11/01/33(a)	17,048

11,449	1.999%, 04/01/18(a)	12,076

7,014	2.007%, 11/01/33(a)	7,404

223,356	2.035%, 06/01/35(a)	236,516

18,376	2.039%, 09/01/27(a)	19,505

16,654	2.045%, 05/01/32(a)	17,443

91,432	2.064%, 05/01/29(a)	92,603

47,593	2.070%, 02/01/25(a)	50,049

359,532	2.079%, 11/01/35(a)	379,368

10,843	2.105%, 08/01/29(a)	11,497

53,527	2.125%, 10/01/34(a)	56,815

23,740	2.150%, 08/01/33(a)	24,900

9,748	2.170%, 04/01/18(a)	9,789

51,565	2.191%, 11/01/35(a)	54,614

83,996	2.194%, 05/01/33(a)	87,619

37,240	2.202%, 10/01/32(a)	39,781

8,000	2.207%, 11/01/17(a)	8,522

26,314	2.220%, 01/01/35(a)	27,936

72,292	2.243%, 06/01/35(a)	76,871

26,733	2.247%, 11/01/33(a)	28,412

42,782	2.249%, 05/01/35(a)	45,509

6,702	2.251%, 05/01/32(a)	6,926

168,271	2.253%, 02/01/33(a)	178,136

39,806	2.255%, 01/01/35(a)	41,863

Principal Amount		Value (Note 2)

$64,054	2.259%, 05/01/36(a)	$66,952

50,107	2.261%, 07/01/33(a)	53,511

91,125	2.269%, 02/01/33(a)	93,545

26,465	2.277%, 04/01/36(a)	28,222

32,683	2.277%, 01/01/33(a)	34,407

5,202	2.279%, 07/01/29(a)	5,263

103,311	2.285%, 11/01/34(a)	109,702

28,296	2.300%, 03/01/36(a)	30,079

15,606	2.300%, 04/01/36(a)	16,557

14,543	2.306%, 06/01/32(a)	15,525

52,983	2.308%, 11/01/35(a)	56,348

5,383	2.337%, 05/01/33(a)	5,736

135,449	2.345%, 02/01/37(a)	144,382

50,743	2.358%, 03/01/38(a)	53,955

49,594	2.360%, 07/01/33(a)	49,937

3,622	2.375%, 09/01/17(a)	3,622

41,439	2.375%, 10/01/17(a)	41,643

31,686	2.397%, 09/01/39(a)	33,842

60,257	2.409%, 04/01/36(a)	64,167

88,229	2.445%, 04/01/34(a)	89,104

11,844	2.446%, 10/01/35(a)	12,484

77,770	2.460%, 07/01/28(a)	82,453

130,583	2.480%, 12/01/34(a)	138,500

17,094	2.481%, 09/01/33(a)	18,341

56,880	2.482%, 12/01/32(a)	57,737

62,135	2.495%, 02/01/35(a)	65,962

111,425	2.499%, 11/01/34(a)	118,552

49,679	2.499%, 01/01/33(a)	52,447

13,541	2.503%, 07/01/28(a)	14,499

43,114	2.510%, 04/01/40(a)	46,102

67,547	2.512%, 02/01/35(a)	71,430

16,076	2.534%, 12/01/32(a)	16,962

77,254	2.541%, 07/01/35(a)	81,945

116,895	2.585%, 07/01/34(a)	122,751

55,710	2.609%, 01/01/28(a)	59,776

9,092	2.611%, 01/01/25(a)	9,513

December 31, 2012	54	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 14.69%

$16,267	2.624%, 04/01/33(a)	$17,312

14,156	2.629%, 12/01/32(a)	14,293

8,498	2.633%, 04/01/33(a)	9,042

35,415	2.655%, 12/01/30(a)	38,142

12,902	2.687%, 07/01/34(a)	13,927

55,093	2.706%, 11/01/34(a)	58,708

19,383	2.750%, 03/01/35(a)	20,561

53,968	2.750%, 04/01/32(a)	54,438

42,485	2.758%, 03/01/35(a)	45,327

36,926	2.760%, 04/01/33(a)	39,407

45,798	2.767%, 12/01/35(a)	47,315

6,284	3.421%, 04/01/33(a)	6,687

3,670	3.901%, 10/01/27(a)	3,683

Principal Amount		Value (Note 2)

$1,835	4.299%, 02/01/18(a)	$1,851

79,283	5.230%, 06/01/17(a)	83,082

		4,323,403

	Total Agency Pass-Through Securities (Cost $5,960,465)	6,133,440

	Total Investments: 94.37% (Cost $27,651,501)	27,777,106

	Net Other Assets and Liabilities: 5.63%	1,657,258	(b)

	Net Assets: 100.00%	$29,434,364

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(b) Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays/Receives	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	01/28/13	$17,000,000	$612,063
Bank of America Merrill Lynch	Bank of America Merrill Lynch Russell 2500 Total Return Index	1-month LIBOR plus 5 Bps	Total Return	07/26/13	26,142,701	3,550,139
					$43,142,701	$4,162,202

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

See Notes to Financial Statements	55	December 31, 2012

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Shares		Value (Note 2)

COMMON STOCKS: 0.60%
Real Estate: 0.60%

30,149	Solidere, GDR	$391,937

	Total Common Stocks (Cost $548,719)	391,937

Principal Amount

AGENCY PASS-THROUGH SECURITIES: 32.60%
Federal Home Loan Bank (FHLB): 2.49%

	FHLB

$100,000	4.750%, 11/14/14	108,337

1,400,000	5.250%, 06/18/14	1,503,533

		1,611,870

Federal Home Loan Mortgage Corp (FHLMC): 10.71%

	FHLMC

400,000	0.300%, 02/22/16(a)	400,037

500,000	0.450%, 11/24/15	501,083

250,000	0.625%, 03/06/15	251,237

500,000	0.750%, 09/28/15	503,312

563,685	0.840%, 03/01/30(a)	580,996

250,000	0.850%, 02/24/16	251,441

617,905	0.878%, 02/01/30(a)	632,061

404,811	0.946%, 04/01/30(a)	417,592

2,000,000	1.200%, 11/19/18	2,004,971

81,335	2.113%, 08/01/19(a)	86,545

73,358	2.231%, 06/01/30(a)	77,775

27,334	2.239%, 01/01/36(a)	28,855

39,849	2.246%, 09/01/28(a)	42,467

16,055	2.343%, 05/01/31(a)	17,153

23,833	2.349%, 11/01/32(a)	25,416

19,998	2.360%, 07/01/31(a)	21,424

37,414	2.366%, 12/01/30(a)	39,197

46,267	2.377%, 02/01/34(a)	48,332

222,015	2.396%, 05/01/35(a)	236,155

50,670	2.455%, 04/01/32(a)	50,680

5,044	2.497%, 07/01/29(a)	5,351

12,778	2.500%, 08/01/31(a)	12,847

66,262	2.519%, 08/01/17(a)	66,795

Principal Amount		Value (Note 2)

$38,108	2.520%, 06/01/36(a)	$40,723

47,482	2.580%, 12/01/36(a)	50,105

3,615	2.603%, 03/01/18(a)	3,676

31,997	2.610%, 08/01/37(a)	33,872

43,702	2.654%, 08/01/36(a)	44,206

15,900	2.740%, 03/01/36(a)	16,953

22,824	2.875%, 04/01/33(a)	24,299

47,595	2.890%, 01/01/37(a)	50,680

38,192	2.907%, 08/01/35(a)	40,824

74,401	2.928%, 05/01/33(a)	79,412

25,324	2.975%, 06/01/37(a)	26,448

16,627	3.033%, 08/01/31(a)	16,855

7,118	3.048%, 12/01/18(a)	7,136

182,961	5.683%, 11/01/19(a)	192,427

		6,929,338

Federal National Mortgage Association (FNMA): 13.60%

	FNMA

1,400,000	0.375%, 03/16/15	1,402,631

95,083	1.360%, 10/01/44(a)	96,936

285,153	1.360%, 09/01/44(a)	289,684

500,000	1.375%, 11/15/16	515,581

110,208	1.560%, 06/01/40(a)	114,091

42,602	1.875%, 07/01/21(a)	43,271

12,087	1.875%, 01/01/20(a)	12,590

27,707	2.033%, 11/01/18(a)	29,309

175,813	2.047%, 06/01/34(a)	183,346

857,659	2.086%, 03/01/36(a)	906,142

143,151	2.117%, 11/01/35(a)	150,567

86,336	2.120%, 08/01/34(a)	90,555

923,393	2.145%, 01/01/34(a)	966,719

40,980	2.147%, 03/01/18(a)	41,597

15,609	2.208%, 08/01/30(a)	16,634

39,275	2.210%, 05/01/25(a)	39,822

2,000,000	2.250%, 03/15/16	2,114,358

12,532	2.288%, 05/01/18(a)	12,585

December 31, 2012	56	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued).: 13.60%

$56,426	2.306%, 06/01/32(a)	$60,238

54,972	2.332%, 01/01/35(a)	59,103

18,117	2.365%, 11/01/29(a)	19,324

39,513	2.379%, 05/01/36(a)	41,971

73,098	2.398%, 06/01/29(a)	74,314

5,610	2.418%, 02/01/37(a)	5,948

123,610	2.445%, 08/01/33(a)	130,254

437,865	2.480%, 05/01/34(a)	467,157

14,112	2.481%, 09/01/33(a)	15,142

17,727	2.625%, 08/01/23(a)	18,961

25,522	2.637%, 10/01/34(a)	27,201

75,025	2.646%, 11/01/33(a)	75,150

67,869	2.653%, 10/01/33(a)	72,131

165,024	2.700%, 07/01/35(a)	175,595

33,713	2.780%, 03/01/36(a)	34,753

95,441	2.785%, 06/01/34(a)	95,890

30,882	2.809%, 06/01/34(a)	32,997

75,092	2.865%, 08/01/24(a)	78,879

121,442	2.918%, 10/01/34(a)	129,991

37,290	2.935%, 03/01/19(a)	37,413

2,722	2.948%, 03/01/15(a)	2,772

37,723	3.245%, 08/01/18(a)	39,770

24,385	3.265%, 05/01/19(a)	24,849

56,453	4.105%, 11/01/21(a)	56,602

		8,802,823

Government National Mortgage Association (GNMA): 5.80%

	GNMA

217,694	1.625%, 10/20/33(a)	224,653

420,532	1.750%, 04/20/34(a)	440,633

356,686	1.750%, 05/20/34(a)	373,735

150,578	1.750%, 05/20/36(a)	157,775

74,746	1.750%, 08/20/25(a)	77,745

217,049	1.750%, 05/20/31(a)	227,423

89,078	1.750%, 09/20/21(a)	92,653

81,757	2.125%, 01/20/37(a)	85,085

Principal Amount		Value (Note 2)

$60,033	3.000%, 11/20/36(a)	$62,718

879,498	3.000%, 10/20/26	941,108

965,918	3.500%, 07/20/27	1,034,165

37,766	4.253%, 10/16/30	37,797

		3,755,490

	Total Agency Pass-Through Securities (Cost $20,902,362)	21,099,521

CORPORATE BONDS: 20.11%
Communications: 0.63%

400,000	Verizon New York, Inc., Sr. Unsec. Notes 7.000%, 05/01/13	408,175

Consumer Non-Cyclical: 1.30%

500,000	Genzyme Corp., Sr. Unsec. Notes 3.625%, 06/15/15	535,982

300,000	Quest Diagnostics, Inc., Gtd. Notes 1.160%, 03/24/14(a)	301,921

		837,903

Energy: 2.02%

345,000	Dominion Resources, Inc., Sr. Unsec. Notes 1.950%, 08/15/16	354,760

500,000	Noble Holding International, Ltd., Sr. Unsec. Notes 3.450%, 08/01/15	527,175

400,000	Total Capital SA, Sr. Unsec. Notes 3.125%, 10/02/15	425,992

		1,307,927

Financials: 10.05%

500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 2.050%, 08/01/16	517,885

690,000	Fifth Third Bank, Sr. Unsec. Notes 0.421%, 05/17/13(a)	689,895

1,500,000	ING Bank NV, Sr. Notes 1.645%, 10/18/13(a)(b)	1,510,691

1,450,000	Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes 0.800%, 01/15/15(a)	1,422,200

650,000	MetLife Institutional Funding II, Sec. Notes 1.254%, 04/04/14(a)(b)	655,727

See Notes to Financial Statements	57	December 31, 2012

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)
Financials (continued): 10.05%

$1,700,000	National Australia Bank, Ltd., Sr. Unsec. Notes 1.067%, 04/11/14(a)(b)	$1,711,087

		6,507,485

Industrials: 2.32%

100,000	Emerson Electric Co., Sr. Unsec. Notes 5.000%, 12/15/14	108,484

1,350,000	United Technologies Corp., Sr. Unsec. Notes 1.800%, 06/01/17	1,390,635

		1,499,119

Technology: 2.02%

1,300,000	Dell, Inc., Sr. Unsec. Notes 0.960%, 04/01/14(a)	1,307,660

Telecommunication Services: 1.77%

1,000,000	AT&T, Inc., Sr. Unsec. Notes 5.625%, 06/15/16	1,148,405

	Total Corporate Bonds (Cost $12,987,651)	13,016,674

MUNICIPAL BONDS: 3.17%

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	503,190

300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	301,413

250,000	Kansas State Development Finance Authority, Taxable Refunding Revenue Bonds (University of Kansas Center for Research), Series E-2 2.000%, 02/01/13	250,333

500,000	New Jersey State Economic Development Authority, Taxable Revenue Bonds (Build America Bonds) 1.308%, 06/15/13(a)	501,045

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	497,845

	Total Municipal Bonds (Cost $2,048,018)	2,053,826

Principal Amount		Value (Note 2)

U.S. TREASURY BONDS & NOTES: 17.89%

	U.S. Treasury Notes

$3,750,000	0.250%, 05/15/15	$3,746,193

2,500,000	2.125%, 11/30/14	2,588,965

2,500,000	2.500%, 03/31/15	2,624,610

2,500,000	2.625%, 12/31/14	2,618,360

		11,578,128

	Total U.S. Treasury Bonds & Notes (Cost $11,566,760)	11,578,128

	Total Investments: 74.37% (Cost $48,053,510)	48,140,086

	Net Other Assets and Liabilities: 25.63%	16,588,301	(c)

	Net Assets: 100.00%	$64,728,387

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,877,505, representing 5.99% of net assets.

(c) Includes cash which is being held as collateral for swap contracts.

December 31, 2012	58	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	MSCI Frontier Net Total Return USD	3-month LIBOR plus 110 Bps	Total Return	12/23/13	$10,000,000	$(115,562)
Barclays Capital	MSCI Frontier Net Total Return USD	3-month LIBOR plus 110 Bps	Total Return	03/28/13	15,000,000	(41,553)
Goldman Sachs	MSCI FM Daily Net Total Return Index	1-month LIBOR plus 120 Bps	Total Return	04/30/13	20,198,031	780,385
Goldman Sachs	MSCI FM Daily Net Total Return Index	1-month LIBOR plus 120 Bps	Total Return	04/30/13	20,855,540	122,881
					$66,053,571	$746,151

Investment Abbreviations:

Bps — Basis Points

GDR — Global Depositary Receipt

Gtd. — Guaranteed

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	59	December 31, 2012

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

CORPORATE BONDS: 93.93%
Basic Materials: 3.10%

$1,475,000	Eldorado Gold Corp., Sr. Unsec. Notes 6.125%, 12/15/20(a)	$1,508,187

1,300,000	Longview Fibre Paper & Packaging, Inc., Sr. Sec. Notes 8.000%, 06/01/16(a)	1,371,500

1,250,000	Sappi Papier Holding Gmbh, Sec. Notes 7.750%, 07/15/17(a)	1,367,188

		4,246,875

Communications: 12.71%

1,125,000	Bresnan Broadband Holdings Llc, Sr. Unsec. Notes 8.000%, 12/15/18(a)	1,220,625

1,500,000	CCO Holdings Llc/CCO Holdings Capital Corp., Sr. Unsec. Notes 5.250%, 09/30/22	1,526,250

1,500,000	Cogent Communications Group, Inc., Sr. Sec. Notes 8.375%, 02/15/18(a)	1,653,750

1,500,000	Digicel, Ltd., Sr. Unsec. Notes 8.250%, 09/01/17(a)	1,620,000

1,500,000	Frontier Communications Corp., Sr. Unsec. Notes 9.000%, 08/15/31	1,657,500

1,575,000	Gray Television, Inc., Sr. Unsec. Notes 7.500%, 10/01/20(a)	1,618,313

1,500,000	GXS Worldwide, Inc., Sr. Sec. Notes 9.750%, 06/15/15	1,569,375

1,500,000	Intelsat Luxembourg SA, Sr. Unsec. PIK Notes 11.500%, 02/04/17	1,599,375

1,500,000	Level 3 Financing, Inc., Sr. Unsec. Notes 8.125%, 07/01/19	1,642,500

1,500,000	Sable International Finance, Ltd., First Lien Notes 8.750%, 02/01/20(a)	1,725,000

1,500,000	Windstream Corp., Sr. Unsec. Notes 7.500%, 06/01/22	1,597,500

		17,430,188

Consumer Cyclical: 15.08%

1,250,000	Air Canada, Sr. Unsec. Notes 12.000%, 02/01/16(a)	1,296,875

1,291,000	American Casino Entertainment, Sr. Sec. Notes 11.000%, 06/15/14	1,332,958

Principal Amount		Value (Note 2)

$1,400,000	Asbury Automotive Group, Inc., Sr. Sub. Notes 7.625%, 03/15/17	$1,449,000

450,000	Beazer Homes USA, Inc., Sr. Unsec. Notes 9.125%, 06/15/18	471,375

1,250,000	Express Llc/Express Finance Corp., Sr. Unsec. Notes 8.750%, 03/01/18	1,359,375

1,500,000	Fiesta Restaurant Group, Inc., 2nd Lien Notes 8.875%, 08/15/16	1,610,625

1,425,000	KB Home, Sr. Unsec. Notes 9.100%, 09/15/17	1,663,688

1,750,000	Landry’s Holdings II, Inc., Sr. Unsec. Notes 10.250%, 01/01/18(a)	1,749,999

1,000,000	Lennar Corp., Sr. Unsec. Notes 6.950%, 06/01/18	1,122,500

1,425,000	MGM Resorts International, Sr. Unsec. Notes 6.625%, 12/15/21	1,426,781

1,500,000	Pantry, Inc., Sr. Unsec. Notes 8.375%, 08/01/20(a)	1,575,000

1,125,000	Quiksilver, Inc., Sr. Unsec. Notes 6.875%, 04/15/15	1,110,938

1,500,000	Rite Aid Corp., Sr. Unsec. Notes 9.250%, 03/15/20	1,605,000

1,250,000	Tops Holding Corp./Tops Markets Llc, Sec. Notes 8.875%, 12/15/17(a)	1,303,125

1,500,000	Wynn Las Vegas Llc/Wynn Las Vegas Capital Corp., Sec. Notes 5.375%, 03/15/22	1,601,250

		20,678,489

Consumer Non-Cyclical: 20.03%

1,473,905	American Renal Associates Holdings, Inc., Sr. Unsec. PIK Notes 9.750%, 03/01/16	1,562,339

1,250,000	American Stores Co., Sr. Unsec. Notes 7.900%, 05/01/17	1,190,625

1,000,000	Aramark Holdings Corp., Sr. PIK Notes 8.625%, 05/01/16(a)	1,026,260

1,300,000	Beverages & More, Inc., Sr. Sec. Notes 9.625%, 10/01/14(a)	1,337,375

1,460,000	Bumble Bee Acquisition Corp., First Lien Notes 9.000%, 12/15/17(a)	1,576,800

December 31, 2012	60	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)
Consumer Non-Cyclical (continued): 20.03%

$1,400,000	C&S Group Enterprises Llc, Notes 8.375%, 05/01/17(a)	$1,487,500

1,500,000	Capella Healthcare, Inc., Sr. Unsec. Notes 9.250%, 07/01/17	1,616,250

1,250,000	Cenveo Corp., Notes 8.875%, 02/01/18	1,193,750

1,500,000	DaVita, Inc., Sr. Unsec. Notes 6.625%, 11/01/20	1,638,750

1,500,000	Fresenius Medical Care US Finance II, Inc., Sr. Unsec. Notes 5.625%, 07/31/19(a)	1,618,125

1,250,000	Harmony Foods Corp., Sr. Sec. Notes 10.000%, 05/01/16(a)	1,353,125

1,500,000	HCA Holdings, Inc., Sr. Unsec. Notes 7.750%, 05/15/21	1,635,000

1,300,000	HealthSouth Corp., Gtd. Notes 7.750%, 09/15/22	1,431,625

1,500,000	Pinnacle Foods Finance Llc, Sr. Unsec. Notes 8.250%, 09/01/17	1,605,000

1,750,000	Prospect Medical Holdings, Inc., Sec. Notes 8.375%, 05/01/19(a)	1,850,625

1,250,000	Reynolds Group Issuer, Inc., 1st Lien Notes 7.125%, 04/15/19	1,350,000

1,000,000	Sunstate Equipment Co. Llc/Sunstate Equipment Co., Inc., Sec. PIK Notes 12.000%, 06/15/16(a)	1,082,500

1,250,000	Tenet Healthcare Corp., Sr. Unsec. Notes 8.000%, 08/01/20	1,352,344

1,500,000	YCC Holdings Llc/Yankee Finance, Inc., Sr. Unsec. PIK Notes 10.250%, 02/15/16	1,556,400

		27,464,393

Diversified: 0.95%

1,250,000	WaveDivision Escrow Llc, Sr. Unsec. Notes 8.125%, 09/01/20(a)	1,300,000

Energy: 17.85%

500,000	Chaparral Energy, Inc., Sr. Unsec. Notes 7.625%, 11/15/22(a)	522,500

1,000,000	7.625%, 11/15/22	1,055,000

Principal Amount		Value (Note 2)

$1,250,000	Chesapeake Oilfield Operating Llc/Chesapeake Oilfield Finance, Inc., Sr. Unsec. Notes 6.625%, 11/15/19(a)	$1,184,375

1,000,000	Continental Resources, Inc., Gtd. Notes 8.250%, 10/01/19	1,125,000

1,500,000	EP Energy LlC/EP Energy Finance, Inc., Sr. Unsec. Notes 9.375%, 05/01/20	1,698,750

1,500,000	Inergy Mid LP, Sr. Unsec. Notes 6.000%, 12/15/20(a)	1,552,500

1,500,000	Kinder Morgan Finance Co. Llc, Sr. Sec. Notes 6.000%, 01/15/18(a)	1,655,637

1,500,000	Linn Energy Llc/Linn Energy Finance Corp., Sr. Unsec. Notes 6.250%, 11/01/19(a)	1,515,000

1,500,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes 6.500%, 08/15/21	1,646,250

1,500,000	Parker Drilling Co., Gtd. Notes 9.125%, 04/01/18	1,608,750

1,500,000	PetroBakken Energy, Ltd., Sr. Unsec. Notes 8.625%, 02/01/20(a)	1,530,000

1,500,000	SESI Llc, Sr. Unsec. Notes 7.125%, 12/15/21	1,676,250

1,505,000	Shelf Drilling Holdings, Ltd., Sec. Notes 8.625%, 11/01/18(a)	1,550,150

1,250,000	Tesoro Corp., Sr. Unsec. Notes 5.375%, 10/01/22	1,337,500

1,500,000	Vanguard Natural Resources Llc/VNR Finance Corp., Sr. Unsec. Notes 7.875%, 04/01/20	1,575,000

1,500,000	W&T Offshore, Inc., Sr. Unsec. Notes 8.500%, 06/15/19	1,620,000

1,500,000	Whiting Petroleum Corp., Sr. Sub. Notes 6.500%, 10/01/18	1,620,000

		24,472,662

Financials: 10.08%

1,075,000	AerCap Aviation Solutions BV, Sr. Unsec. Notes 6.375%, 05/30/17	1,134,125

175,000	6.375%, 05/30/17(a)	184,625

1,250,000	Aircastle, Ltd. Sr. Unsec. Notes 7.625%, 04/15/20	1,403,125

See Notes to Financial Statements	61	December 31, 2012

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)
Financials (continued): 10.08%

$1,000,000	Ally Financial, Inc., Sr. Unsec. Notes 0.000%, 06/15/15	$905,000

1,500,000	CIT Group, Inc., Sr. Unsec. Notes 5.000%, 05/15/17	1,597,499

1,500,000	Felcor Lodging LP, Sec. Notes 6.750%, 06/01/19	1,601,250

1,250,000	General Motors Financial Co., Inc., Sr. Unsec. Notes 4.750%, 08/15/17(a)	1,315,289

1,000,000	International Lease Finance Corp., Sr. Unsec. Notes 5.875%, 04/01/19	1,058,229

1,750,000	Kennedy-Wilson, Inc., Sr. Unsec. Notes 8.750%, 04/01/19	1,872,500

1,350,000	Provident Funding Associates LP/PFG Finance Corp., Sr. Notes 10.125%, 02/15/19(a)	1,431,000

1,250,000	Rouse Co., Sr. Unsec. Notes 6.750%, 11/09/15	1,314,063

		13,816,705

Industrials: 10.80%

1,500,000	313 Group, Inc., Sr. Unsec. Notes 8.750%, 12/01/20(a)	1,481,250

1,500,000	AEP Industries, Inc., Sr. Unsec. Notes 8.250%, 04/15/19	1,612,500

1,500,000	Berry Plastics Corp., Second Lien Notes 9.500%, 05/15/18	1,657,500

1,500,000	Griffon Corp., Gtd. Notes 7.125%, 04/01/18	1,597,500

1,210,000	Liberty Tire Recycling, Gtd. Notes 11.000%, 10/01/16(a)	1,125,300

1,094,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes 8.875%, 04/01/18	1,170,580

1,400,000	Maxim Crane Works LP, Sr. Sec. Notes 12.250%, 04/15/15(a)	1,442,000

1,500,000	Mcron Finance Sub Llc/Mcron Finance Corp., Sec. Notes 8.375%, 05/15/19(a)	1,545,000

1,500,000	Packaging Dynamics Corp., 1st Lien Notes 8.750%, 02/01/16(a)	1,575,000

Principal Amount		Value (Note 2)

$1,500,000	SPL Logistics Escrow Llc, Sec. Notes 8.875%, 08/01/20(a)	$1,597,500

		14,804,130

Technology: 2.11%

1,500,000	Advanced Micro Devices, Inc., Sr. Unsec. Notes 7.750%, 08/01/20	1,263,750

1,500,000	iGate Corp., Sr. Unsec. Notes 9.000%, 05/01/16	1,633,125

		2,896,875

Utilities: 1.22%

1,500,000	NRG Energy, Inc., Sr. Unsec. Notes 7.625%, 01/15/18	1,672,500

	Total Corporate Bonds (Cost $124,046,949)	128,782,817

MUNICIPAL BONDS: 0.76%

1,000,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds, Taxable Series 2001-B-1 7.000%, 01/01/16(b)	1,048,710

	Total Municipal Bonds (Cost $1,038,011)	1,048,710

	Total Investments: 94.69% (Cost $125,084,960)	129,831,527

	Net Other Assets and Liabilities: 5.31%	7,287,135

	Net Assets: 100.00%	$137,118,662

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $51,848,998, representing 37.81% of net assets.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

December 31, 2012	62	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
03/01/12	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds, Taxable Series 2001-B-1, 7.000%, 01/01/16(b)	$1,038,011	$1,048,710	0.76%

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	63	December 31, 2012

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 12.09%
Federal National Mortgage Association (FNMA): 12.09%

	FNMA

$182,022	2.700%, 05/01/34(a)	$183,879

1,666,291	3.500%, 01/01/27	1,769,168

1,138,972	3.500%, 02/01/27	1,209,292

466,929	3.500%, 01/01/26	495,758

460,521	3.500%, 09/01/41	491,518

257,731	4.000%, 04/01/26	276,221

220,102	4.000%, 05/01/26	235,892

845,556	4.000%, 07/01/26	905,951

238,525	6.000%, 03/01/33	261,733

	Total Agency Pass-Through Securities (Cost $5,710,155)	5,829,412

ASSET-BACKED SECURITIES: 4.03%

379,602	ACE Securities Corp., Series 2004-HE4, Class M1 1.110%, 12/25/34(a)	319,834

82,923	Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A 0.700%, 07/25/35(a)	80,044

65,826,767	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.270%, 11/11/41(a)(b)(c)(d)	908,409

26,565	Chec Loan Trust, Series 2004-1, Class B2 3.710%, 07/25/34(a)(b)	3,122

250,000	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(d)(e)	9,958

175,861	Home Equity Mortgage Trust, Series 2006-2, Class 1A1 5.367%, 07/25/36(f)	46,119

700,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3 0.590%, 08/25/35(a)	572,959

	Total Asset-Backed Securities (Cost $2,213,714)	1,940,445

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.89%

156,694	Capco America Securitization Corp., Series 1998-D7, Class PS1 1.748%, 10/15/30(a)(b)(c)(d)	65

Principal Amount		Value (Note 2)

$4,735	Collateralized Mortgage Securities Corp., Series I, Class 3 9.450%, 02/01/17	$5,185

644,572	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A6 6.000%, 05/25/36	462,314

241,968	FHLMC, Series 2887, Class JD 4.500%, 03/15/19	256,666

50,238	FHLMC, Series 3300, Class AB 6.000%, 02/15/34	50,573

475,149	FNMA, Series 2006-46, Class PE 5.500%, 11/25/32	477,894

7,704,525	GNMA, Series 2002-28, Class IO 0.287%, 01/16/42(a)(c)(d)	51,790

3,916,570	GNMA, Series 2003-64, Class XA 0.000%, 08/16/43(a)(c)(d)	5,303

5,671	Harborview Mortgage Loan Trust, Series 2004-4, Class 3A 1.339%, 06/19/34(a)	5,410

141,567	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A1 4.475%, 01/15/14	141,925

43,317	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(c)(d)	0

249,832,018	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.026%, 06/15/38(a)(b)(c)(d)	156,395

13,252,470	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.686%, 11/15/26(a)(c)(d)	318,881

683,112	Preferred Term Securities XIII, Inc. 1.878%, 03/24/34(a)(b)(d)	256,167

6,194,060	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 1.118%, 11/13/36(a)(b)(c)(d)	6,380

1,014,540	Washington Mutual, Series 2005-AR18, Class 3A2 5.035%, 01/25/36(a)	164,109

	Total Collateralized Mortgage Obligations (Cost $7,588,902)	2,359,057

December 31, 2012	64	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

CORPORATE BONDS: 32.15%
Banks: 8.99%

$800,000	Bank of America Corp., Sr. Unsec. Notes 5.650%, 05/01/18	$931,495

600,000	5.750%, 12/01/17	699,874

170,000	Citigroup, Inc., Sr. Unsec. Notes 6.125%, 11/21/17	202,475

300,000	Citigroup, Inc., Unsec. Notes 8.500%, 05/22/19	403,622

200,000	HSBC Bank Plc, Sr. Unsec. Notes 0.875%, Perpetual Maturity(a)(g)	98,406

700,000	HSBC Bank USA NA, Sub. Notes 4.875%, 08/24/20	780,660

700,000	Rabobank Nederland, Gtd. Notes 4.500%, 01/11/21	787,377

100,000	Royal Bank of Scotland Group Plc, Jr. Sub. Notes 7.648%, Perpetual Maturity(a)(g)	102,000

300,000	VEB Finance Plc, Sr. Unsec. Notes 5.375%, 02/13/17(b)	329,250

		4,335,159

Brokerage: 9.66%

	Goldman Sachs Group, Inc., Sr. Unsec. Notes

900,000	5.950%, 01/18/18	1,048,112

1,200,000	6.150%, 04/01/18	1,410,817

	Lehman Brothers Holdings, Sr. Unsec. Medium-Term Notes

1,300,000	0.000%, 05/02/18	315,250

695,000	0.000%, 12/30/16	164,194

800,000	Morgan Stanley, Sr. Unsec. Medium-Term Notes 6.625%, 04/01/18	943,584

800,000	Morgan Stanley, Sr. Unsec. Notes 0.820%, 10/15/15(a)	775,704

		4,657,661

Finance-Other: 4.14%

250,000	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)(d)	265,828

900,000	TNK-BP Finance SA, Co., Gtd. Notes 6.625%, 03/20/17(h)	1,028,250

Principal Amount		Value (Note 2)

$540,000	Transneft Via TransCapitalInvest Ltd., Sec. Notes 8.700%, 08/07/18(h)	$701,460

		1,995,538

Financials: 1.16%

100,000	Ally Financial, Inc., Gtd. Notes 3.709%, 06/20/14(a)	102,797

200,000	American International Group, Inc., Sr. Unsec. Notes 4.250%, 09/15/14	210,854

200,000	Barclays Bank Plc, Sr. Unsec. Notes 6.750%, 05/22/19	244,390

		558,041

Industrial-Energy: 5.71%

400,000	BP Capital Markets Plc, Gtd. Notes 4.500%, 10/01/20	461,321

1,000,000	Gazprom OAO Via Gaz Capital SA, Sr. Unsec. Notes 5.999%, 01/23/21(b)	1,159,000

1,000,000	Petrobras International Finance Co., Sr. Unsec. Notes 5.375%, 01/27/21	1,129,776

		2,750,097

Industrial-Other: 0.12%

1,609,624	Canal Point II, Ltd., Sec. Note, Series AI 0.000%, 06/25/14(d)(e)	59,217

Non-Captive Diversified: 1.73%

725,000	General Electric Capital Corp., Sr. Unsec. Medium-Term Notes 6.900%, 09/15/15	832,795

Utilities: 0.64%

298,790	MP Environmental Funding Llc, Series A1 4.982%, 07/15/14	308,382

	Total Corporate Bonds (Cost $16,109,962)	15,496,890

FOREIGN GOVERNMENT OBLIGATIONS: 2.19%

1,000,000	Province of Ontario Canada, Sr. Unsec. Notes 2.700%, 06/16/15	1,053,345

	Total Foreign Government Obligations (Cost $998,399)	1,053,345

See Notes to Financial Statements	65	December 31, 2012

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 12.03%

$500,000	Buckeye Tobacco Settlement Financing Authority, Sr. Turbo Revenue Bonds, Series A-2 6.500%, 06/01/47	$487,890

1,000,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series A 6.899%, 12/01/40	1,214,660

800,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B 6.899%, 12/01/40	971,728

900,000	Florida State Turnpike Authority, Turnpike Revenue, Build America Bonds 6.800%, 07/01/39	1,065,402

200,000	Los Angeles California Community College District, General Obligation Unlimited, Build America Bonds 6.750%, 08/01/49	282,408

800,000	Texas State Transportation Commission, Taxable Revenue Bonds, First Tier, Series B 5.178%, 04/01/30	979,400

600,000	University of California Regents Medical Center Pooled Revenue, Build America Bonds 6.548%, 05/15/48	799,662

	Total Municipal Bonds (Cost $4,662,078)	5,801,150

U.S. GOVERNMENT AGENCY SECURITIES: 29.78%
Department of Housing & Urban Development (HUD): 0.14%

66,000	U.S. Department of Housing and Urban Development, Gtd., Series 99-A 6.330%, 08/01/13	66,109

Small Business Administration-Pass-Through-Agency: 1.22%

533,515	Small Business Administration Participation Certificates, Series 2003-20E, Class 1 4.640%, 05/01/23	589,412

U.S. Treasury Bonds & Notes: 28.42%

	U.S. Treasury Bonds

400,000	2.750%, 11/15/42	384,188

100,000	6.250%, 08/15/23	143,234

Principal Amount		Value (Note 2)

$36	U.S. Treasury Bonds Strip Coupon 0.000%, 11/15/17(d) (i)	$35

	U.S. Treasury Inflation Indexed Bonds

2,112,390	0.125%, 07/15/22	2,292,108

1,737,451	0.125%, 01/15/22	1,887,170

	U.S. Treasury Notes

5,000,000	1.750%, 05/15/22	5,038,280

2,000,000	1.625%, 08/15/22	1,985,000

1,900,000	2.000%, 11/15/21	1,970,211

		13,700,226

	Total U.S. Government Agency Securities (Cost $14,198,644)	14,355,747

Par Value

SHORT-TERM SECURITIES: 1.57%

	Ford Motor Credit Co., Commercial Paper

100,000	1.240%, due 01/23/13(j)	99,924

600,000	1.259%, due 01/22/13(j)	599,552

56,000	U.S. Treasury Bills, Discount Notes 0.183%, due 05/30/13(j)	55,976

	Total Short-Term Securities (Cost $755,434)	755,452

	Total Investments: 98.73% (Cost $52,237,288)	47,591,498

	Net Other Assets and Liabilities: 1.27%	613,243	(k)

	Net Assets: 100.00%	$48,204,741

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,094,574, representing 6.42% of net assets.

(c) Interest only security.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

December 31, 2012	66	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

(e) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(f) Represents a step-up bond. Rate disclosed is as of December 31, 2012.

(g) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(h) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $1,729,710 representing 3.59% of net assets.

(i) Principal only security.

(j) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(k) Includes cash which is being held as collateral for futures contracts.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
03/23/07-04/25/07	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.270%, 11/11/41(a)(b)(c)(d)	$1,096,048	$908,409	1.89%
10/03/07-04/10/08	Canal Point II, Ltd., Sec. Note, Series AI 0.000%, 06/25/14(d)(e)	1,502,149	59,217	0.12%
03/29/06	Capco America Securitization Corp., Series 1998-D7, Class PS1 1.748%, 10/15/30(a)(b)(c)(d)	101,266	65	0.00%(l)
12/29/11	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(d)(e)	0	9,958	0.02%
07/24/06-08/01/06	GNMA, Series 2002-28, Class IO 0.287%, 01/16/42(a)(c)(d)	913,900	51,790	0.11%
05/17/07	GNMA, Series 2003-64, Class XA 0.000%, 08/16/43(a)(c)(d)	459,602	5,303	0.01%
03/30/06	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(c)(d)	78,494	0	0.00%
03/05/07	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.026%, 06/15/38(a)(b)(c)(d)	509,129	156,395	0.33%
03/29/06	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.686%, 11/15/26(a)(c)(d)	615,948	318,881	0.66%
01/18/07	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)(d)	275,514	265,828	0.55%
10/03/06-12/27/12	Preferred Term Securities XIII, Inc. 1.878%, 03/24/34(a)(b)(d)	672,728	256,167	0.53%
11/07/06-03/29/07	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 1.118%, 11/13/36(a)(b)(c)(d)	1,668,021	6,380	0.01%
11/17/08	U.S. Treasury Bonds Strip Coupon 0.000%, 11/15/17(d)(i)	29	35	0.00%(l)
		$7,892,828	$2,038,428	4.23%

(l) Less than 0.005%.

See Notes to Financial Statements	67	December 31, 2012

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

FORWARD COMMITMENTS

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2012: 6.66% (Cost Payable $3,209,414)
GNMA	3.000%	01/22/13	$1,000,000	$1,063,281
GNMA	3.000%	02/19/13	1,000,000	1,061,094
GNMA	3.500%	02/19/13	1,000,000	1,085,078
				$3,209,453

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Sales Commitments at December 31, 2012: (11.03)% (Proceeds Receivable $(5,315,469))
FNMA	3.500%	01/17/13	$(3,000,000)	$(3,183,282)
FNMA	4.000%	01/17/13	(1,000,000)	(1,071,094)
GNMA	3.000%	01/22/13	(1,000,000)	(1,063,281)
				$(5,317,657)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
U.S. 5 Year Treasury Note	Short	(63)	03/29/13	$(7,838,088)	$12,232
				$(7,838,088)	$12,232

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
U.S. 10 Year Treasury Note	Long	75	03/20/13	$9,958,598	$(18,880)
				$9,958,598	$(18,880)

Investment Abbreviations:

FHLMC — Federal Home Loan Mortgage Corporation

GNMA — Government National Mortgage Association

Gtd. — Guaranteed

HUD — Department of Housing & Urban Development

IO — Interest Only

Jr. — Junior

Sec. — Secured

Sr. — Senior

Strip — Separate Trading of Registered Interest and Principal of Securities

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2012	68	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Strategic Alternatives Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 57.61%

82,200	iShares® Barclays TIPS Bond Fund	$9,979,902

10,600	iShares® JPMorgan USD Emerging Markets Bond Fund	1,301,680

94,600	iShares® Dow Jones U.S. Real Estate Index Fund	6,122,512

33,000	iShares® FTSE EPRA/NAREIT Developed Asia Index Fund	1,111,110

173,400	SPDR® Dow Jones International Real Estate ETF	7,170,090

	Total Exchange-Traded Funds (Cost $25,303,309)	25,685,294

Principal Amount

AGENCY PASS-THROUGH SECURITIES: 9.83%
Federal Home Loan Mortgage Corp (FHLMC): 1.11%

	FHLMC

$6,656	1.875%, 12/01/16(a)	6,770

355,411	2.591%, 09/01/35(a)	373,909

96,190	2.697%, 05/01/31(a)	98,510

15,039	2.988%, 10/01/32(a)	15,457

		494,646

Federal National Mortgage Association (FNMA): 7.68%

	FNMA

147,906	1.360%, 10/01/44(a)	150,789

23,140	2.180%, 01/01/37(a)	24,402

715,860	2.197%, 05/01/33(a)	746,589

46,401	2.235%, 10/01/27(a)	49,523

11,136	2.244%, 08/01/35(a)	11,834

293,694	2.273%, 07/01/34(a)	309,480

790,267	2.279%, 01/01/35(a)	839,811

283,917	2.290%, 12/01/33(a)	303,276

8,574	2.300%, 03/01/34(a)	9,115

20,638	2.322%, 03/01/34(a)	21,875

69,497	2.345%, 07/01/34(a)	73,988

6,817	2.375%, 11/01/24(a)	6,869

Principal Amount		Value (Note 2)

$77,698	2.390%, 10/01/32(a)	$77,955

61,044	2.410%, 02/01/35(a)	65,084

64,220	2.559%, 01/01/30(a)	69,080

87,338	2.723%, 12/01/25(a)	93,331

259,697	2.956%, 04/01/35(a)	277,170

139,374	3.205%, 09/01/31(a)	142,368

129,795	4.445%, 06/01/32(a)	129,863

19,963	6.071%, 09/01/37(a)	21,701

		3,424,103

Government National Mortgage Association (GNMA): 1.04%

	GNMA

102,574	1.625%, 02/20/23(a)	106,656

133,118	1.750%, 07/20/36(a)	138,459

126,461	1.750%, 07/20/33(a)	131,536

83,864	2.250%, 05/20/37(a)	87,425

		464,076

	Total Agency Pass-Through Securities (Cost $4,318,198)	4,382,825

CORPORATE BONDS: 12.68%
Financials: 12.68%

	Bank of America Corp., Sr. Unsec. Notes

6,300,000	0.209%, 11/25/13(a)	5,655,642

	Total Corporate Bonds (Cost $6,300,000)	5,655,642

	Total Investments: 80.12% (Cost $35,921,507)	35,723,761

	Net Other Assets and Liabilities: 19.88%	8,866,534	(b)

	Net Assets: 100.00%	$44,590,295

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012.

(b) Includes cash which is being held as collateral for futures contracts and swap contracts.

See Notes to Financial Statements	69	December 31, 2012

Portfolio of Investments (Note 11)

Forward Strategic Alternatives Fund

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
CHF/USD Currency Futures	Long	10	03/19/13	$1,368,500	$15,847
Euro FX Currency Futures	Long	8	03/19/13	1,320,800	10,877
GBP Currency Futures	Long	13	03/19/13	1,319,500	11,175
				$4,008,800	$37,899

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	Barclays Capital Intelligent Carry Index	—	Total Return	12/20/13	$11,300,000	$(101,400)
Credit Suisse	Credit Suisse Relative Value Volatility Index	75 Bps	Total Return	01/15/13	5,000,000	93,440
					$16,300,000	$(7,960)

Investment Abbreviations:

Bps — Basis Points

EPRA — European Public Real Estate Association

ETF — Exchange Traded Fund

FTSE — Financial Times Stock Exchange

NAREIT — National Association of Real Estate Investment Trusts

SPDR — Standard & Poor’s Depositary Receipts

Sr. — Senior

TIPS — Treasury Inflation Protected Securities

Unsec. — Unsecured

Currency Abbreviations:

CHF — Swiss Franc

GBP — British Pound

USD — U.S. Dollar

December 31, 2012	70	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

U.S. AGENCY BONDS: 6.99%
Federal Home Loan Bank (FHLB): 1.62%

	Federal Home Loan Bank

$720,000	3.625%, 10/18/13	$739,454

	Federal Home Loan Bank

920,000	4.000%, 09/06/13	943,286

		1,682,740

Federal Home Loan Mortgage Corporation (FHLMC): 0.53%

	Federal Home Loan Mortgage Corporation

530,000	4.125%, 09/27/13	545,067

Federal National Mortgage Association (FNMA): 4.84%

	Federal National Mortgage Association

3,000,000	1.000%, 09/23/13	3,016,609

	Federal National Mortgage Association

381,000	1.125%, 09/30/13	383,499

	Federal National Mortgage Association

1,555,000	4.625%, 10/15/13	1,608,915

		5,009,023

	Total U.S. Agency Bonds (Cost $7,236,830)	7,236,830

OTHER COMMERCIAL PAPER: 14.48%
Short Term Securities: 14.48%

	Westpac Banking Corp., Variable Rate

15,000,000	0.380%, 01/01/13, 11/01/13(a)(b)(c)	15,000,000

	Total Other Commercial Paper (Cost $15,000,000)	15,000,000

REPURCHASE AGREEMENTS: 75.33%

15,000,000	G.X. Clarke & Co., 0.290%, dated 12/31/12 and maturing 01/04/13 with a repurchase amount of $15,000,483, collateralized by several FHLMC, FNMA, FAMC, FFCB and U.S. Government Agency Securities with rates ranging from 0.000% to 5.875% and with maturity dates ranging from 08/28/13 to 09/19/33 with a collateral value of $15,315,934.	15,000,000

Principal Amount		Value (Note 2)

$15,000,000	G.X. Clarke & Co., 0.320%, dated 12/31/12 and maturing 01/07/13 with a repurchase amount of $15,000,933, collateralized by several FHLMC, FNMA and U.S. Treasury Securities with rates ranging from 0.125% to 6.250% and with maturity dates ranging from 04/15/13 to 07/15/32 with a collateral value of $15,300,903.	$15,000,000

15,000,000	G.X. Clarke & Co., 0.300%, dated 12/31/12 and maturing 01/03/13 with a repurchase amount of $15,000,375, collateralized by several FHLMC, FNMA and FHLB Securities with rates ranging from 1.050% to 5.250% and with maturity dates ranging from 07/15/13 to 10/15/15 with a collateral value of $15,305,884.	15,000,000

18,000,000	G.X. Clarke & Co., 0.300%, dated 12/31/12 and maturing 01/02/13 with a repurchase amount of $18,000,300, collateralized by several FNMA and FFCB Securities with rates ranging from 0.320% to 5.330% and with maturity dates ranging from 09/13/13 to 07/19/32 with a collateral value of $18,362,009.	18,000,000

15,000,000	G.X. Clarke & Co., 0.300%, dated 12/31/12 and maturing 01/02/13 with a repurchase amount of $15,000,250, collateralized by several FHLMC, FNMA, FFCB and FHLB Securities with rates ranging from 0.625% to 7.125% and with maturity dates ranging from 12/28/12 to 01/15/30 with a collateral value of $15,303,363.	15,000,000

	Total Repurchase Agreements (Cost $78,000,000)	78,000,000

	Total Investments: 96.80% (Cost $100,236,830)	100,236,830

	Net Other Assets and Liabilities: 3.20%	3,309,971

	Net Assets: 100.00%	$103,546,801

Percentages are stated as a percent of net assets.

(a) Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements	71	December 31, 2012

Portfolio of Investments (Note 11)

Forward U.S. Government Money Fund

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $15,000,000, representing 14.48% of net assets.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2012. The first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

Investment Abbreviations:

FFCB — Federal Farm Credit Bank

FAMC — Federal Agricultural Mortgage Corporation

December 31, 2012	72	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 95.98%

98,015	Forward Commodity Long/Short Strategy Fund - Class Z(a)	4.51%	$1,990,692

606,365	Forward EM Corporate Debt Fund - Institutional Class(a)	13.60%	6,003,013

14,424	Forward Extended MarketPlus Fund - Class Z	0.93%	411,251

95,090	Forward Frontier Strategy Fund - Class Z	2.12%	935,695

252,520	Forward High Yield Bond Fund - Class Z	5.93%	2,618,634

1,319,433	Forward International Dividend Fund - Institutional Class(a)	23.02%	10,159,636

42,610	Forward International Real Estate Fund - Institutional Class(a)	1.66%	734,595

742,314	Forward Investment Grade Fixed-Income Fund - Class Z	19.65%	8,670,234

108,287	Forward Managed Futures Strategy Fund - Class Z(a)	5.02%	2,217,665

46,155	Forward Real Estate Fund - Institutional Class(a)	1.40%	616,163

245,616	Forward Select EM Dividend Fund - Institutional Class(a)	13.17%	5,813,727

225,081	Forward Strategic Alternatives Fund - Class Z	4.97%	2,194,544

	Total Affiliated Investment Companies (Cost $41,029,177)		42,365,849

Shares		Allocation	Value (Note 2)

EXCHANGE-TRADED FUNDS: 3.50%

10,830	SPDR® S&P 500® ETF Trust	3.50%	$1,543,492

	Total Exchange-Traded Funds (Cost $1,541,435)		1,543,492

	Total Investments: 99.48% (Cost $42,570,612)		43,909,341

	Net Other Assets and Liabilities: 0.52%		231,546

	Net Assets: 100.00%		$44,140,887

Percentages are stated as a percent of net assets.

(a) The Forward Commodity Long/Short Strategy Fund, the Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward International Real Estate Fund, the Forward Managed Futures Strategy Fund, the Forward Real Estate Fund and the Forward Select EM Dividend Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	73	December 31, 2012

Portfolio of Investments (Note 11)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 94.49%

104,028	Forward Commodity Long/Short Strategy Fund - Class Z(a)	4.45%	$2,112,817

386,832	Forward EM Corporate Debt Fund - Institutional Class(a)	8.06%	3,829,638

21,637	Forward Extended MarketPlus Fund - Class Z	1.30%	616,876

139,754	Forward Frontier Strategy Fund - Class Z	2.90%	1,375,179

165,678	Forward High Yield Bond Fund - Class Z	3.62%	1,718,078

1,951,997	Forward International Dividend Fund - Institutional Class(a)	31.65%	15,030,381

46,054	Forward International Real Estate Fund - Institutional Class(a)	1.67%	793,962

471,933	Forward Investment Grade Fixed-Income Fund - Class Z	11.59%	5,512,174

115,510	Forward Managed Futures Strategy Fund - Class Z(a)	4.98%	2,365,562

49,186	Forward Real Estate Fund - Institutional Class(a)	1.38%	656,631

360,255	Forward Select EM Dividend Fund - Institutional Class(a)	17.95%	8,527,224

240,435	Forward Strategic Alternatives Fund - Class Z	4.94%	2,344,239

	Total Affiliated Investment Companies (Cost $44,610,311)		44,882,761

Shares		Allocation	Value (Note 2)

EXCHANGE-TRADED FUNDS: 4.90%

16,341	SPDR® S&P 500® ETF Trust	4.90%	$2,328,919

	Total Exchange-Traded Funds (Cost $2,325,816)		2,328,919

	Total Investments: 99.39% (Cost $46,936,127)		47,211,680

	Net Other Assets and Liabilities: 0.61%		289,640

	Net Assets: 100.00%		$47,501,320

Percentages are stated as a percent of net assets.

(a) The Forward Commodity Long/Short Strategy Fund, the Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward International Real Estate Fund, the Forward Managed Futures Strategy Fund, the Forward Real Estate Fund and the Forward Select EM Dividend Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

December 31, 2012	74	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 94.42%

191,352	Forward EM Corporate Debt Fund - Institutional Class(a)	4.45%	$1,894,383

23,442	Forward Extended MarketPlus Fund - Class Z	1.57%	668,320

151,226	Forward Frontier Strategy Fund - Class Z	3.49%	1,488,060

78,895	Forward High Yield Bond Fund - Class Z	1.92%	818,145

2,092,649	Forward International Dividend Fund - Institutional Class(a)	37.81%	16,113,397

97,416	Forward International Real Estate Fund - Institutional Class(a)	3.94%	1,679,458

229,216	Forward Investment Grade Fixed-Income Fund - Class Z	6.29%	2,677,246

104,226	Forward Managed Futures Strategy Fund - Class Z(a)	5.01%	2,134,474

111,007	Forward Real Estate Fund - Institutional Class(a)	3.48%	1,481,938

385,993	Forward Select EM Dividend Fund - Institutional Class(a)	21.44%	9,136,463

219,506	Forward Strategic Alternatives Fund - Class Z	5.02%	2,140,179

	Total Affiliated Investment Companies (Cost $39,954,598)		40,232,063

Shares		Allocation	Value (Note 2)

EXCHANGE-TRADED FUNDS: 5.91%

17,672	SPDR® S&P 500® ETF Trust	5.91%	$2,518,613

	Total Exchange-Traded Funds (Cost $2,515,258)		2,518,613

	Total Investments: 100.33% (Cost $42,469,856)		42,750,676

	Net Other Assets and Liabilities: (0.33)%		(140,443)

	Net Assets: 100.00%		$42,610,233

Percentages are stated as a percent of net assets.

(a) The Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward International Real Estate Fund, the Forward Managed Futures Strategy Fund, the Forward Real Estate Fund and the Forward Select EM Dividend Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	75	December 31, 2012

Portfolio of Investments (Note 11)

Forward Income & Growth Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 94.93%

81,382	Forward Commodity Long/Short Strategy Fund - Class Z(a)	2.50%	$1,652,861

1,326,101	Forward EM Corporate Debt Fund - Institutional Class(a)	19.88%	13,128,400

12,622	Forward Extended MarketPlus Fund - Class Z	0.54%	359,845

91,730	Forward Frontier Strategy Fund - Class Z	1.37%	902,620

544,243	Forward High Yield Bond Fund - Class Z	8.55%	5,643,795

1,221,271	Forward International Dividend Fund - Institutional Class(a)	14.23%	9,403,783

27,857	Forward International Real Estate Fund - Institutional Class(a)	0.73%	480,248

1,627,384	Forward Investment Grade Fixed-Income Fund - Class Z	28.78%	19,007,842

155,965	Forward Managed Futures Strategy Fund - Class Z(a)	4.84%	3,194,068

24,624	Forward Real Estate Fund - Institutional Class(a)	0.50%	328,731

225,855	Forward Select EM Dividend Fund - Institutional Class(a)	8.10%	5,345,993

332,634	Forward Strategic Alternatives Fund - Class Z	4.91%	3,243,186

	Total Affiliated Investment Companies (Cost $60,840,228)		62,691,372

Shares		Allocation	Value (Note 2)

EXCHANGE-TRADED FUNDS: 2.31%

10,691	SPDR® S&P 500® ETF Trust	2.31%	$1,523,681

	Total Exchange-Traded Funds (Cost $1,521,651)		1,523,681

	Total Investments: 97.24% (Cost $62,361,879)		64,215,053

	Net Other Assets and Liabilities: 2.76%		1,823,963

	Net Assets: 100.00%		$66,039,016

Percentages are stated as a percent of net assets.

(a) The Forward Commodity Long/Short Strategy Fund, the Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward International Real Estate Fund, the Forward Managed Futures Strategy Fund, the Forward Real Estate Fund and the Forward Select EM Dividend Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

December 31, 2012	76	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Income Builder Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 101.43%

440,297	Forward EM Corporate Debt Fund - Institutional Class(a)	25.13%	$4,358,943

44,379	Forward Global Infrastructure Fund - Institutional Class(a)	5.40%	936,834

422,485	Forward High Yield Bond Fund - Class Z	25.26%	4,381,168

453,919	Forward International Dividend Fund - Institutional Class(a)	20.15%	3,495,175

181,169	Forward Select Income Fund - Institutional Class(a)	25.49%	4,420,519

	Total Affiliated Investment Companies (Cost $16,818,466)		17,592,639

	Total Investments: 101.43% (Cost $16,818,466)		17,592,639

	Net Other Assets and Liabilities: (1.43)%		(247,278)

	Net Assets: 100.00%		$17,345,361

Percentages are stated as a percent of net assets.

(a) The Forward EM Corporate Debt Fund, the Forward Global Infrastructure Fund, the Forward International Dividend Fund, and the Forward Select Income Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	77	December 31, 2012

Portfolio of Investments (Note 11)

Forward Multi-Strategy Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 101.60%

32,003	Forward Endurance Long/Short Fund - Institutional Class(a)	4.80%	$829,198

363	Forward Extended MarketPlus Fund - Class Z	0.06%	10,348

87,179	Forward Focus Fund - Institutional Class(a)	5.11%	882,256

90,026	Forward Frontier Strategy Fund - Class Z	5.13%	885,852

115,888	Forward Global Credit Long/Short Fund - Institutional Class(a)	16.21%	2,799,845

660,772	Forward International Dividend Fund - Institutional Class(a)	29.44%	5,087,947

121,982	Forward International Small Companies Fund - Institutional Class(a)	9.77%	1,688,232

154,826	Forward Large Cap Dividend Fund - Institutional Class(a)	9.52%	1,644,254

122,812	Forward Select EM Dividend Fund - Institutional Class(a)	16.83%	2,906,961

31,622	Forward Tactical Enhanced Fund - Institutional Class(a)	4.73%	816,797

	Total Affiliated Investment Companies (Cost $17,448,835)		17,551,690

	Total Investments: 101.60% (Cost $17,448,835)		17,551,690

	Net Other Assets and Liabilities: (1.60)%		(276,754)

	Net Assets: 100.00%		$17,274,936

Percentages are stated as a percent of net assets.

(a) The Forward Endurance Long/Short Fund, the Forward Focus Fund, the Forward Global Credit Long/Short Fund, the Forward International Dividend Fund, the Forward International Small Companies Fund, the Forward Large Cap Dividend Fund, the Forward Select EM Dividend Fund and the Forward Tactical Enhanced Fund’s December 31, 2012 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2012	78	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD EXTENDED MARKETPLUS FUND	FORWARD FRONTIER STRATEGY FUND	FORWARD HIGH YIELD BOND FUND
ASSETS:
Investments, at value	$27,777,106	$48,140,086	$129,831,527
Cash	0	12,448,729	3,521,899
Deposit with broker for swap contracts	800,010	930,010	0
Unrealized gain on swap contracts	4,162,202	903,266	0
Receivable for swap contract payments	576,207	125,402	0
Receivable for investments sold	20,848	2,671,782	1,043,727
Receivable for shares sold	426	264,933	483,999
Interest and dividends receivable	7,144	92,526	2,443,468
Other assets	12,960	8,116	25,394

Total Assets	33,356,903	65,584,850	137,350,014

LIABILITIES:
Payable to custodian	2,958,358	0	0
Unrealized loss on swap contracts	0	157,115	0
Payable for shares redeemed	903,330	603,213	110,112
Payable to advisor	16,274	50,033	29,156
Payable to sub-advisor	0	0	29,156
Payable for distribution and service fees	4,143	6,162	19,447
Payable to trustees	16	28	54
Payable for chief compliance officer fee	189	325	627
Payable for legal and audit fees	25,740	28,334	23,115
Accrued expenses and other liabilities	14,489	11,253	19,685

Total Liabilities	3,922,539	856,463	231,352

NET ASSETS	$29,434,364	$64,728,387	$137,118,662

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$38,283,299	$69,431,530	$132,704,544
Accumulated net investment income	0	92,349	12,169
Accumulated net realized loss on investments, futures contracts and swap contracts	(13,136,742)	(5,628,219)	(344,618)
Net unrealized appreciation on investments and swap contracts	4,287,807	832,727	4,746,567

TOTAL NET ASSETS	$29,434,364	$64,728,387	$137,118,662

INVESTMENTS, AT COST	$27,651,501	$48,053,510	$125,084,960

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$26.74	$9.80	$10.41
Net Assets	$1,950,475	$2,829,359	$25,482,075
Shares of beneficial interest outstanding	72,950	288,641	2,446,952
Institutional Class:
Net Asset Value, offering and redemption price per share	$28.47	$9.82	$10.38
Net Assets	$25,415,948	$56,304,766	$95,211,656
Shares of beneficial interest outstanding	892,836	5,735,037	9,170,151

See Notes to Financial Statements	79	December 31, 2012

Statement of Assets and Liabilities

	FORWARD EXTENDED MARKETPLUS FUND (continued)	FORWARD FRONTIER STRATEGY FUND (continued)	FORWARD HIGH YIELD BOND FUND (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	—	$10.38
Net Assets	—	—	$1,241,037
Shares of beneficial interest outstanding	—	—	119,503
Class M:
Net Asset Value, offering and redemption price per share	—	$9.82	—
Net Assets	—	$8,700	—
Shares of beneficial interest outstanding	—	886	—
Class Z:
Net Asset Value, offering and redemption price per share	$28.53	$9.84	$10.37
Net Assets	$2,067,941	$5,585,562	$15,183,894
Shares of beneficial interest outstanding	72,488	567,826	1,463,821

December 31, 2012	80	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND	FORWARD STRATEGIC ALTERNATIVES FUND	FORWARD U.S. GOVERNMENT MONEY FUND
ASSETS:
Investments, at value	$47,591,498	$35,723,761	$22,236,830
Repurchase agreements, at value	0	0	78,000,000
Cash	273,251	7,726,528	3,296,308
TBA purchase commitments, at value (Cost Payable $3,209,414, $0 and $0 ,	3,209,453	0	0
respectively)
Deposit with broker for swap contracts	0	380,003	0
Deposit with broker for futures contracts	8,000	331,223	0
Variation margin receivable	0	37,899	0
Unrealized gain on swap contracts	0	93,440	0
Receivable for investments sold	6,401,590	998,938	0
Receivable for shares sold	642	0	0
Interest and dividends receivable	398,191	331,259	58,206
Other assets	10,997	7,450	19,704

Total Assets	57,893,622	45,630,501	103,611,048

LIABILITIES:
Variation margin payable	6,648	0	0
Payable to broker for futures contracts and options contracts	7,227	0	0
Unrealized loss on swap contracts	0	101,400	0
Payable for swap contract payments	0	133,616	0
Payable TBA sale commitments, at value (Proceeds receivable $5,315,469, $0 and $0, respectively)	5,317,657	0	0
Payable for investments purchased	4,295,196	0	0
Payable for shares redeemed	3,925	737,655	0
Payable for fund distribution	0	0	6,855
Payable to advisor	11,379	32,467	7,377
Payable to sub-advisor	11,379	0	0
Payable for distribution and service fees	2,534	4,227	205
Payable to trustees	25	24	2,066
Payable for chief compliance officer fee	293	280	583
Payable for legal and audit fees	21,632	23,969	20,082
Accrued expenses and other liabilities	10,986	6,568	27,079

Total Liabilities	9,688,881	1,040,206	64,247

NET ASSETS	$48,204,741	$44,590,295	$103,546,801

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$61,740,370	$64,381,591	$103,547,146
Accumulated net investment income	4,405	939	0
Accumulated net realized loss on investments, options contracts, futures contracts and swap contracts	(8,885,447)	(19,624,428)	(345)
Net unrealized depreciation on investments, futures contracts and swap contracts	(4,654,587)	(167,807)	0

TOTAL NET ASSETS	$48,204,741	$44,590,295	$103,546,801

INVESTMENTS, AT COST	$52,237,288	$35,921,507	$22,236,830

REPURCHASE AGREEMENTS, AT COST	0	0	78,000,000

See Notes to Financial Statements	81	December 31, 2012

Statement of Assets and Liabilities

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND (continued)	FORWARD STRATEGIC ALTERNATIVES FUND (continued)	FORWARD U.S. GOVERNMENT MONEY FUND (continued)
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.70	$9.71	$1.00
Net Assets	$2,781,451	$1,768,737	$1,695,914
Shares of beneficial interest outstanding	237,818	182,106	1,695,059
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.70	$9.75	$1.00
Net Assets	$9,563,038	$32,894,704	$95,796,350
Shares of beneficial interest outstanding	817,660	3,374,839	95,791,074
Class A:
Net Asset Value, offering and redemption price per share	—	—	$1.00
Net Assets	—	—	$1,413,116
Shares of beneficial interest outstanding	—	—	1,413,324
Class C:
Net Asset Value, offering and redemption price per share	—	—	$1.00
Net Assets	—	—	$1,477,664
Shares of beneficial interest outstanding	—	—	1,477,669
Class Z:
Net Asset Value, offering and redemption price per share	$11.68	$9.75	$1.00
Net Assets	$35,860,252	$9,926,854	$3,163,757
Shares of beneficial interest outstanding	3,070,847	1,017,656	3,171,051

December 31, 2012	82	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD BALANCED ALLOCATION FUND	FORWARD GROWTH & INCOME ALLOCATION FUND	FORWARD GROWTH ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$42,365,849	$44,882,761	$40,232,063
Investments, at value	1,543,492	2,328,919	2,518,613
Cash	868,172	511,357	418,056
Receivable for shares sold	23,150	17,719	30,062
Interest and dividends receivable	11,066	16,698	18,058
Other assets	19,462	20,307	19,347

Total Assets	44,831,191	47,777,761	43,236,199

LIABILITIES:
Payable for shares redeemed	654,853	225,667	572,778
Payable for distribution and service fees	12,697	18,862	18,779
Payable for chief compliance officer fee	221	235	225
Payable for legal and audit fees	11,975	12,030	11,989
Accrued expenses and other liabilities	10,558	19,647	22,195

Total Liabilities	690,304	276,441	625,966

NET ASSETS	$44,140,887	$47,501,320	$42,610,233

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$47,423,205	$53,653,066	$50,913,274
Accumulated net investment income	10,219	6,669	10,519
Accumulated net realized loss on investments	(4,631,266)	(6,433,968)	(8,594,380)
Net unrealized appreciation on investments	1,338,729	275,553	280,820

TOTAL NET ASSETS	$44,140,887	$47,501,320	$42,610,233

INVESTMENTS IN AFFILIATES, AT COST	$41,029,177	$44,610,311	$39,954,598

INVESTMENTS, AT COST	1,541,435	2,325,816	2,515,258

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.94	$15.02	$14.09
Net Assets	$4,145,811	$4,540,395	$4,407,975
Shares of beneficial interest outstanding	277,545	302,215	312,890
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.95	$15.04	$14.09
Net Assets	$24,207,117	$16,273,322	$13,630,969
Shares of beneficial interest outstanding	1,618,971	1,081,857	967,216
Class A:
Net Asset Value, offering and redemption price per share	$14.93	$14.99	$14.08
Net Assets	$5,903,980	$12,222,065	$10,553,253
Shares of beneficial interest outstanding	395,389	815,124	749,421
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.84	$15.90	$14.94
Class C:
Net Asset Value, offering and redemption price per share	$14.91	$14.99	$13.96
Net Assets	$9,883,979	$14,465,538	$14,018,036
Shares of beneficial interest outstanding	662,772	965,203	1,003,944

See Notes to Financial Statements	83	December 31, 2012

Statement of Assets and Liabilities

	FORWARD INCOME & GROWTH ALLOCATION FUND	FORWARD INCOME BUILDER FUND	FORWARD MULTI- STRATEGY FUND
ASSETS:
Investments in affiliates, at value	$62,691,372	$17,592,639	$17,551,690
Investments, at value	1,523,681	0	0
Cash	1,941,968	285,782	259,865
Receivable for shares sold	7,959	122,007	30,083
Interest and dividends receivable	10,924	0	0
Other assets	20,283	18,297	18,546

Total Assets	66,196,187	18,018,725	17,860,184

LIABILITIES:
Payable for shares redeemed	132,889	650,231	554,591
Payable for distribution and service fees	4,885	6,163	6,914
Payable for chief compliance officer fee	307	85	85
Payable for legal and audit fees	12,304	11,486	11,480
Accrued expenses and other liabilities	6,786	5,399	12,178

Total Liabilities	157,171	673,364	585,248

NET ASSETS	$66,039,016	$17,345,361	$17,274,936

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$64,399,087	$16,933,516	$21,456,969
Accumulated net investment income	6,317	0	20,308
Accumulated net realized loss on investments	(219,562)	(362,328)	(4,305,196)
Net unrealized appreciation on investments	1,853,174	774,173	102,855

TOTAL NET ASSETS	$66,039,016	$17,345,361	$17,274,936

INVESTMENTS IN AFFILIATES, AT COST	$60,840,228	$16,818,466	$17,448,835

INVESTMENTS, AT COST	1,521,651	0	0

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$15.24	$15.33	$13.95
Net Assets	$1,224,363	$1,381,329	$3,008,987
Shares of beneficial interest outstanding	80,322	90,081	215,707
Institutional Class:
Net Asset Value, offering and redemption price per share	$15.25	$15.35	$14.43
Net Assets	$59,663,214	$9,496,702	$6,562,090
Shares of beneficial interest outstanding	3,912,375	618,743	454,636
Class A:
Net Asset Value, offering and redemption price per share	$15.23	$15.34	$14.22
Net Assets	$1,085,013	$692,612	$4,149,566
Shares of beneficial interest outstanding	71,231	45,148	291,722
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.16	$15.94	$15.09
Class C:
Net Asset Value, offering and redemption price per share	$15.18	$15.30	$13.58
Net Assets	$4,066,426	$5,774,718	$3,554,293
Shares of beneficial interest outstanding	267,795	377,378	261,761

December 31, 2012	84	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD EXTENDED MARKETPLUS FUND	FORWARD FRONTIER STRATEGY FUND	FORWARD HIGH YIELD BOND FUND
INVESTMENT INCOME:
Interest	$618,274	$560,198	$10,102,047
Dividends	24,765	184,782	—
Dividends from affiliated investment company shares	6	—	—
Foreign taxes withheld	0	(18,464)	0

Total Investment Income	643,045	726,516	10,102,047

EXPENSES:
Investment advisory fee	454,040	612,355	328,111
Investment sub-advisory fee	—	—	328,111
Administration fee	68,006	59,101	88,472
Custodian fee	11,202	10,658	14,680
Legal and audit fee	50,340	54,413	47,284
Transfer agent fee	22,463	16,980	32,085
Trustees’ fees and expenses	9,361	8,741	15,531
Registration/filing fees	36,938	30,268	64,087
Reports to shareholder and printing fees	18,680	9,713	13,418
Distribution and service fees
Investor Class	9,257	12,137	53,780
Institutional Class	66,916	59,200	93,691
Class C	2,711	—	10,252
Class M	—	8	—
Chief compliance officer fee	4,574	4,244	7,983
ReFlow fees (Note 2)	—	28,302	3,142
Other	7,889	9,916	10,674

Total expenses before waiver	762,377	916,036	1,111,301
Less fees waived/reimbursed by investment advisor (Note 3)	(229)	(11,138)	0
Affiliated management fee waiver (Note 2)	(44)	—	—

Total net expenses	762,104	904,898	1,111,301

NET INVESTMENT INCOME/(LOSS):	(119,059)	(178,382)	8,990,746

Net realized gain/(loss) on investments	(740,648)	(3,255,327)	4,058,451
Net realized gain on futures contracts	151,451	0	0
Net realized gain on swap contracts	16,771,159	4,218,261	0
Net change in unrealized appreciation/(depreciation) on investments	(177,069)	3,084,882	4,906,986
Net change in unrealized appreciation/(depreciation) on swap contracts	(2,281,417)	569,865	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND SWAP CONTRACTS	13,723,476	4,617,681	8,965,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,604,417	$4,439,299	$17,956,183

See Notes to Financial Statements	85	December 31, 2012

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND	FORWARD STRATEGIC ALTERNATIVES FUND	FORWARD U.S. GOVERNMENT MONEY FUND
INVESTMENT INCOME:
Interest	$2,022,748	$290,036	$564,378
Dividends	—	814,761	—
Dividends from affiliated investment company shares	—	134	—

Total Investment Income	2,022,748	1,104,931	564,378

EXPENSES:
Investment advisory fee	189,458	460,605	161,705
Investment sub-advisory fee	189,458	—	—
Administration fee	60,734	46,034	127,349
Custodian fee	8,904	4,903	5,558
Legal and audit fee	37,379	44,454	48,158
Transfer agent fee	16,819	14,066	49,808
Trustees’ fees and expenses	8,513	7,777	27,190
Registration/filing fees	25,029	25,065	49,121
Reports to shareholder and printing fees	7,718	6,635	23,665
Distribution and service fees
Investor Class	14,132	8,131	6,960
Institutional Class	16,507	51,487	—
Class A	—	—	3,058
Class C	—	—	27,366
Administrative services fees-Investor Class, Institutional Class, Class A and Class C	—	—	287,259
Chief compliance officer fee	4,291	3,901	12,032
ReFlow fees (Note 2)	—	5,952	—
Other	6,256	5,911	20,847

Total expenses before waiver	585,198	684,921	850,076
Less fees waived/reimbursed by investment advisor (Note 3)	0	0	(25,142)
Distribution and service fees
Investor Class	—	—	(6,960)
Class A	—	—	(3,058)
Class C	—	—	(27,366)
Affiliated management fee waiver (Note 2)	—	(985)	—
Administrative services fees-Investor Class, Institutional Class, Class A and Class C	—	—	(287,259)

Total net expenses	585,198	683,936	500,291

NET INVESTMENT INCOME:	1,437,550	420,995	64,087

Net realized gain/(loss) on investments	2,680,667	(8,558,481)	12,427
Net realized loss on option contracts	0	(285,186)	0
Net realized loss on futures contracts	(16,648)	(50,599)	0
Net realized loss on swap contracts	0	(597,755)	0
Net change in unrealized appreciation on investments	1,250,337	2,420,219	0
Net change in unrealized appreciation/(depreciation) on futures contracts	(44,870)	37,899	0
Net change in unrealized depreciation on swap contracts	0	(492,167)	0

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTION CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS	3,869,486	(7,526,070)	12,427

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,307,036	$(7,105,075)	$76,514

December 31, 2012	86	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD BALANCED ALLOCATION FUND	FORWARD GROWTH & INCOME ALLOCATION FUND	FORWARD GROWTH ALLOCATION FUND
INVESTMENT INCOME:
Interest	$86	$99	$69
Dividends	11,066	16,698	18,058
Dividends from affiliated investment company shares	1,627,219	1,748,979	1,855,515

Total Investment Income	1,638,371	1,765,776	1,873,642

EXPENSES:
Investment advisory fee	53,525	60,701	58,359
Administration fee	18,723	20,204	19,781
Custodian fee	7,663	7,701	7,588
Legal and audit fee	24,537	24,822	24,717
Transfer agent fee	11,218	24,392	27,553
Registration/filing fees	40,442	39,791	38,618
Reports to shareholder and printing fees	7,589	13,838	13,034
Distribution and service fees
Investor Class	30,135	31,482	35,628
Class A	21,324	44,425	41,212
Class C	106,130	195,797	174,367
Chief compliance officer fee	3,123	3,571	3,451
ReFlow fees (Note 2)	16,403	20,600	18,952
Other	6,704	6,640	6,357

Total expenses before waiver	347,516	493,964	469,617
Less fees waived/reimbursed by investment advisor (Note 3)	(53,525)	(60,701)	(58,359)
Less transfer agent fees reimbursed	(3,592)	(8,132)	(8,924)

Total net expenses	290,399	425,131	402,334

NET INVESTMENT INCOME:	1,347,972	1,340,645	1,471,308

Net realized gain on affiliated investments	5,611,952	4,234,073	3,106,968
Net realized gain on investments	2,445	2,650	2,445
Net change in unrealized appreciation/(depreciation) on affiliated investments	(1,733,504)	643,833	2,212,302
Net change in unrealized appreciation on investments	2,057	3,103	3,355

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,882,950	4,883,659	5,325,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,230,922	$6,224,304	$6,796,378

See Notes to Financial Statements	87	December 31, 2012

Statement of Operations

For the Year Ended December 31, 2012

	FORWARD INCOME & GROWTH ALLOCATION FUND	FORWARD INCOME BUILDER FUND	FORWARD MULTI- STRATEGY FUND
INVESTMENT INCOME:
Interest	$127	$115	$38
Dividends	10,924	0	0
Dividends from affiliated investment company shares	2,255,573	1,059,254	846,606

Total Investment Income	2,266,624	1,059,369	846,644

EXPENSES:
Investment advisory fee	65,148	18,622	22,638
Administration fee	21,366	12,090	12,790
Custodian fee	7,629	7,339	7,377
Legal and audit fee	25,955	24,200	23,250
Transfer agent fee	4,681	3,766	14,235
Registration/filing fees	37,042	40,103	39,308
Reports to shareholder and printing fees	5,579	11,587	8,038
Distribution and service fees
Investor Class	12,478	10,787	21,632
Class A	3,906	985	15,543
Class C	44,721	55,004	40,535
Chief compliance officer fee	3,863	1,097	1,334
ReFlow fees (Note 2)	11,337	2,643	7,129
Other	5,348	3,224	4,474

Total expenses before waiver	249,053	191,447	218,283
Less fees waived/reimbursed by investment advisor (Note 3)	(65,148)	(18,622)	(22,638)
Less transfer agent fees reimbursed	(1,438)	(1,149)	(4,586)

Total net expenses	182,467	171,676	191,059

NET INVESTMENT INCOME:	2,084,157	887,693	655,585

Net realized gain on affiliated investments	2,283,298	687,346	2,175,718
Net change in unrealized appreciation on affiliated investments	2,027,773	379,310	370,679
Net change in unrealized appreciation on investments	2,030	0	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,313,101	1,066,656	2,546,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,397,258	$1,954,349	$3,201,982

December 31, 2012	88	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EXTENDED MARKETPLUS FUND
	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2012(a)	DECEMBER 31, 2011
OPERATIONS:
Net investment income/(loss)	$(119,059)	$950,770
Net realized loss on investments	(740,648)	(1,091,936)
Net realized loss on option contracts	0	(211,552)
Net realized gain/(loss) on futures contracts	151,451	(578,847)
Net realized gain/(loss) on swap contracts	16,771,159	(12,566,747)
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(2,458,486)	7,545,233

Net increase/(decrease) in net assets resulting from operations	13,604,417	(5,953,079)

DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	—	(10,898)
Institutional Class	—	(681,791)
Class C	—	(426)
Class Z	—	(253,950)

Total distributions	—	(947,065)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	447,779	566,327
Issued to shareholders in reinvestment of distributions	—	10,383
Cost of shares redeemed	(1,027,700)	(839,288)

Net decrease from share transactions	(579,921)	(262,578)

Institutional Class
Proceeds from sale of shares	2,702,017	16,958,120
Issued to shareholders in reinvestment of distributions	—	137,703
Cost of shares redeemed	(87,432,830)	(29,173,491)

Net decrease from share transactions	(84,730,813)	(12,077,668)

Class C
Proceeds from sale of shares	—	186,699
Issued to shareholders in reinvestment of distributions	—	402
Cost of shares redeemed	(326,358)	(553,964)

Net decrease from share transactions	(326,358)	(366,863)

Class Z
Proceeds from sale of shares	4,360,000	20,650,000
Issued to shareholders in reinvestment of distributions	—	253,951
Cost of shares redeemed	(13,971,322)	(51,572,737)

Net decrease from share transactions	(9,611,322)	(30,668,786)

Net decrease in net assets	$(81,643,997)	$(50,276,039)

NET ASSETS:
Beginning of period	111,078,361	161,354,400

End of period (including accumulated net investment income of $0 and $0, respectively)	$29,434,364	$111,078,361

See Notes to Financial Statements	89	December 31, 2012

Statement of Changes in Net Assets

	FORWARD EXTENDED MARKETPLUS FUND (continued)
	YEAR ENDED DECEMBER 31, 2012(a)	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	17,345	23,423
Distributions reinvested	—	402
Redeemed	(40,402)	(35,055)

Net decrease in shares outstanding	(23,057)	(11,230)

Institutional Class
Sold	101,343	655,456
Distributions reinvested	—	5,028
Redeemed	(3,213,735)	(1,129,266)

Net decrease in shares outstanding	(3,112,392)	(468,782)

Class C
Sold	—	7,554
Distributions reinvested	—	16
Redeemed	(12,891)	(21,908)

Net decrease in shares outstanding	(12,891)	(14,338)

Class Z
Sold	157,374	809,664
Distributions reinvested	—	9,274
Redeemed	(509,687)	(2,016,717)

Net decrease in shares outstanding	(352,313)	(1,197,779)

(a) Effective November 30, 2012, the Class C shares of the Forward Extended MarketPlus Fund were terminated and converted to Investor Class shares.

December 31, 2012	90	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD FRONTIER STRATEGY FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income/(loss)	$(178,382)	$477,546
Net realized loss on investments	(3,255,327)	(245,919)
Net realized gain/(loss) on swap contracts	4,218,261	(13,249,655)
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	3,654,747	(7,914,796)

Net increase/(decrease) in net assets resulting from operations	4,439,299	(20,932,824)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(204,257)	—
Institutional Class	(3,924,968)	—
Class M	(609)	—
Class Z	(370,167)	—
From net realized gains on investments
Investor Class	—	(7,566)
Institutional Class	—	(144,299)
Class M	—	(22)
Class Z	—	(33,800)

Total distributions	(4,500,001)	(185,687)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,541,791	6,459,115
Issued to shareholders in reinvestment of distributions	83,404	3,019
Cost of shares redeemed	(2,798,585)	(6,868,257)

Net decrease from share transactions	(173,390)	(406,123)

Institutional Class
Proceeds from sale of shares	42,884,283	61,908,065
Issued to shareholders in reinvestment of distributions	3,181,441	94,626
Cost of shares redeemed	(46,135,335)	(56,367,391)

Net increase/(decrease) from share transactions	(69,611)	5,635,300

Class M
Proceeds from sale of shares	0	10,983

Net increase from share transactions	0	10,983

Class Z
Proceeds from sale of shares	500,000	1,301,522
Issued to shareholders in reinvestment of distributions	370,167	33,800
Cost of shares redeemed	(9,100,000)	(53,025,000)

Net decrease from share transactions	(8,229,833)	(51,689,678)

Net decrease in net assets	$(8,533,536)	$(67,568,029)

NET ASSETS:
Beginning of period	73,261,923	140,829,952

End of period (including accumulated net investment income of $92,349 and $0, respectively)	$64,728,387	$73,261,923

See Notes to Financial Statements	91	December 31, 2012

Statement of Changes in Net Assets

	FORWARD FRONTIER STRATEGY FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	256,866	607,326
Distributions reinvested	8,537	299
Redeemed	(282,836)	(644,714)

Net decrease in shares outstanding	(17,433)	(37,089)

Institutional Class
Sold	4,252,609	5,398,563
Distributions reinvested	324,968	9,332
Redeemed	(4,568,426)	(4,992,275)

Net increase in shares outstanding	9,151	415,620

Class M
Sold	—	886

Net increase in shares outstanding	—	886

Class Z
Sold	49,059	109,713
Distributions reinvested	37,734	3,330
Redeemed	(887,442)	(4,420,386)

Net decrease in shares outstanding	(800,649)	(4,307,343)

(a) The Forward Frontier Strategy Fund began offering Class M shares on May 2, 2011.

December 31, 2012	92	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD HIGH YIELD BOND FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$8,990,746	$10,545,737
Net realized gain/(loss) on investments	4,058,451	(1,533,177)
Net change in unrealized appreciation/(depreciation) on investments	4,906,986	(3,627,810)

Net increase in net assets resulting from operations	17,956,183	5,384,750

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(721,569)	(312,425)
Institutional Class	(6,460,696)	(6,594,422)
Class C	(61,809)	(65,516)
Class Z	(1,755,215)	(3,578,138)

Total distributions	(8,999,289)	(10,550,501)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	42,505,341	15,449,657
Issued to shareholders in reinvestment of distributions	719,289	306,467
Cost of shares redeemed	(20,263,615)	(21,745,409)

Net increase/(decrease) from share transactions	22,961,015	(5,989,285)

Institutional Class
Proceeds from sale of shares	85,744,027	104,368,137
Issued to shareholders in reinvestment of distributions	4,452,127	4,691,218
Cost of shares redeemed	(98,798,891)	(79,003,247)

Net increase/(decrease) from share transactions	(8,602,737)	30,056,108

Class C
Proceeds from sale of shares	598,167	372,609
Issued to shareholders in reinvestment of distributions	41,923	38,334
Cost of shares redeemed	(497,811)	(300,337)

Net increase from share transactions	142,279	110,606

Class Z
Proceeds from sale of shares	15,000,000	50,700,000
Cost of shares redeemed	(48,150,000)	(31,050,000)

Net increase/(decrease) from share transactions	(33,150,000)	19,650,000

Net increase/(decrease) in net assets	$(9,692,549)	$38,661,678

NET ASSETS:
Beginning of period	146,811,211	108,149,533

End of period (including accumulated net investment income of $12,169 and $20,712, respectively)	$137,118,662	$146,811,211

See Notes to Financial Statements	93	December 31, 2012

Statement of Changes in Net Assets

	FORWARD HIGH YIELD BOND FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,147,146	1,535,891
Distributions reinvested	70,088	30,275
Redeemed	(1,968,184)	(2,175,673)

Net increase/(decrease) in shares outstanding	2,249,050	(609,507)

Institutional Class
Sold	8,449,031	10,414,705
Distributions reinvested	440,719	471,219
Redeemed	(9,793,467)	(7,910,673)

Net increase/(decrease) in shares outstanding	(903,717)	2,975,251

Class C
Sold	58,496	36,715
Distributions reinvested	4,148	3,871
Redeemed	(49,201)	(29,261)

Net increase in shares outstanding	13,443	11,325

Class Z
Sold	1,478,564	5,104,507
Redeemed	(4,775,810)	(3,129,476)

Net increase/(decrease) in shares outstanding	(3,297,246)	1,975,031

December 31, 2012	94	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$1,437,550	$3,413,226
Net realized gain on investments	2,680,667	2,185,539
Net realized gain on option contracts	0	6,120
Net realized gain/(loss) on futures contracts	(16,648)	113,249
Net change in unrealized appreciation on investments and futures contracts	1,205,467	1,279,947

Net increase in net assets resulting from operations	5,307,036	6,998,081

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(71,102)	(112,331)
Institutional Class	(486,079)	(614,304)
Class Z	(1,703,791)	(2,971,408)

Total distributions	(2,260,972)	(3,698,043)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,223,886	1,994,650
Issued to shareholders in reinvestment of distributions	70,949	99,112
Cost of shares redeemed	(2,682,510)	(2,305,731)

Net decrease from share transactions	(387,675)	(211,969)

Institutional Class
Proceeds from sale of shares	6,508,561	23,940,003
Issued to shareholders in reinvestment of distributions	476,106	541,392
Cost of shares redeemed	(15,330,661)	(19,998,817)

Net increase/(decrease) from share transactions	(8,345,994)	4,482,578

Class Z
Proceeds from sale of shares	36,050,000	48,050,000
Cost of shares redeemed	(61,925,840)	(80,218,739)

Net decrease from share transactions	(25,875,840)	(32,168,739)

Net decrease in net assets	$(31,563,445)	$(24,598,092)

NET ASSETS:
Beginning of period	79,768,186	104,366,278

End of period (including accumulated net investment income of $4,405 and $22,382, respectively)	$48,204,741	$79,768,186

See Notes to Financial Statements	95	December 31, 2012

Statement of Changes in Net Assets

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	191,164	180,709
Distributions reinvested	6,128	9,035
Redeemed	(232,232)	(208,612)

Net decrease in shares outstanding	(34,940)	(18,868)

Institutional Class
Sold	556,357	2,162,403
Distributions reinvested	41,177	49,194
Redeemed	(1,312,762)	(1,810,512)

Net increase/(decrease) in shares outstanding	(715,228)	401,085

Class Z
Sold	3,149,337	4,291,007
Redeemed	(5,339,394)	(7,280,020)

Net decrease in shares outstanding	(2,190,057)	(2,989,013)

December 31, 2012	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD STRATEGIC ALTERNATIVES FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income/(loss)	$420,995	$(114,852)
Net realized gain/(loss) on investments	(8,558,481)	6,139,602
Net realized loss on option contracts	(285,186)	(175,097)
Net realized loss on futures contracts	(50,599)	—
Net realized loss on swap contracts	(597,755)	(2,116,686)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and swap contracts	1,965,951	(5,091,771)

Net decrease in net assets resulting from operations	(7,105,075)	(1,358,804)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(5,874)
Institutional Class	(21,294)	(224,933)
Class Z	(20,702)	(79,179)

Total distributions	(41,996)	(309,986)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	822,182	713,670
Issued to shareholders in reinvestment of distributions	—	5,875
Cost of shares redeemed	(915,958)	(821,653)

Net decrease from share transactions	(93,776)	(102,108)

Institutional Class
Proceeds from sale of shares	17,574,162	32,750,752
Issued to shareholders in reinvestment of distributions	8,561	61,963
Cost of shares redeemed	(31,025,871)	(44,646,508)

Net decrease from share transactions	(13,443,148)	(11,833,793)

Class Z
Proceeds from sale of shares	2,220,000	4,400,000
Issued to shareholders in reinvestment of distributions	20,702	79,180
Cost of shares redeemed	(6,784,929)	(10,400,000)

Net decrease from share transactions	(4,544,227)	(5,920,820)

Net decrease in net assets	$(25,228,222)	$(19,525,511)

NET ASSETS:
Beginning of period	69,818,517	89,344,028

End of period (including accumulated net investment income of $939 and $41,996, respectively)	$44,590,295	$69,818,517

See Notes to Financial Statements	97	December 31, 2012

Statement of Changes in Net Assets

	FORWARD STRATEGIC ALTERNATIVES FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	78,858	62,911
Distributions reinvested	—	545
Redeemed	(88,816)	(72,731)

Net decrease in shares outstanding	(9,958)	(9,275)

Institutional Class
Sold	1,621,802	2,904,559
Distributions reinvested	880	5,727
Redeemed	(3,063,879)	(3,979,398)

Net decrease in shares outstanding	(1,441,197)	(1,069,112)

Class Z
Sold	218,621	388,936
Distributions reinvested	2,125	7,258
Redeemed	(655,700)	(926,824)

Net decrease in shares outstanding	(434,954)	(530,630)

December 31, 2012	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD U.S. GOVERNMENT MONEY FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$64,087	$73,303
Net realized gain on investments	12,427	2,081

Net increase in net assets resulting from operations	76,514	75,384

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(626)	(332)
Institutional Class	(50,360)	(32,557)
Class A	(505)	(231)
Class C	(915)	(296)
Class Z	(12,582)	(42,992)

Total distributions	(64,988)	(76,408)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,731,322	1,861,376
Issued to shareholders in reinvestment of distributions	517	446
Cost of shares redeemed	(1,134,323)	(3,182,862)

Net increase/(decrease) from share transactions	597,516	(1,321,040)

Institutional Class
Proceeds from sale of shares	139,544,177	267,359,910
Issued to shareholders in reinvestment of distributions	6,663	3,908
Cost of shares redeemed	(233,225,247)	(299,167,976)

Net decrease from share transactions	(93,674,407)	(31,804,158)

Class A
Proceeds from sale of shares	2,667,575	2,272,411
Issued to shareholders in reinvestment of distributions	417	280
Cost of shares redeemed	(2,831,357)	(2,225,246)

Net increase/(decrease) from share transactions	(163,365)	47,445

Class C
Proceeds from sale of shares	1,786,730	9,321,265
Issued to shareholders in reinvestment of distributions	755	269
Cost of shares redeemed	(5,468,943)	(5,155,474)

Net increase/(decrease) from share transactions	(3,681,458)	4,166,060

Class Z
Proceeds from sale of shares	108,641,378	436,910,382
Issued to shareholders in reinvestment of distributions	337	10
Cost of shares redeemed	(363,381,241)	(486,997,870)

Net decrease from share transactions	(254,739,526)	(50,087,478)

Net decrease in net assets	$(351,649,714)	$(79,000,195)

NET ASSETS:
Beginning of period	455,196,515	534,196,710

End of period (including accumulated net investment income of $0 and $901, respectively)	$103,546,801	$455,196,515

See Notes to Financial Statements	99	December 31, 2012

Statement of Changes in Net Assets

	FORWARD U.S. GOVERNMENT MONEY FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,731,322	1,861,376
Distributions reinvested	517	446
Redeemed	(1,134,323)	(3,182,862)

Net increase/(decrease) in shares outstanding	597,516	(1,321,040)

Institutional Class
Sold	139,544,177	267,359,910
Distributions reinvested	6,663	3,908
Redeemed	(233,225,247)	(299,167,975)

Net decrease in shares outstanding	(93,674,407)	(31,804,157)

Class A
Sold	2,667,575	2,272,411
Distributions reinvested	417	280
Redeemed	(2,831,357)	(2,225,246)

Net increase/(decrease) in shares outstanding	(163,365)	47,445

Class C
Sold	1,786,730	9,321,265
Distributions reinvested	755	269
Redeemed	(5,468,943)	(5,155,474)

Net increase/(decrease) in shares outstanding	(3,681,458)	4,166,060

Class Z
Sold	108,641,378	436,910,382
Distributions reinvested	337	10
Redeemed	(363,381,241)	(486,997,869)

Net decrease in shares outstanding	(254,739,526)	(50,087,477)

December 31, 2012	100	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD BALANCED ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$1,347,972	$2,325,036
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	5,611,952	(9,656,026)
Net realized gain on investments	2,445	0
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	(1,731,447)	5,881,126

Net increase/(decrease) in net assets resulting from operations	5,230,922	(1,449,864)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(134,145)	(247,799)
Institutional Class	(853,542)	(1,514,783)
Class A	(158,122)	(302,583)
Class C	(200,340)	(256,804)
From net realized gains on investments
Investor Class	—	(256,543)
Institutional Class	—	(1,014,044)
Class A	—	(167,994)
Class C	—	(326,040)

Total distributions	(1,346,149)	(4,086,590)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	378,619	1,234,218
Issued to shareholders in reinvestment of distributions	134,145	504,340
Cost of shares redeemed	(5,331,072)	(5,295,735)

Net decrease from share transactions	(4,818,308)	(3,557,177)

Institutional Class
Proceeds from sale of shares	17,232,810	32,336,978
Issued to shareholders in reinvestment of distributions	828,481	1,948,002
Cost of shares redeemed	(32,012,109)	(66,007,693)

Net decrease from share transactions	(13,950,818)	(31,722,713)

Class A
Proceeds from sale of shares	217,081	1,566,121
Issued to shareholders in reinvestment of distributions	155,576	452,028
Cost of shares redeemed	(1,122,313)	(15,716,871)

Net decrease from share transactions	(749,656)	(13,698,722)

Class C
Proceeds from sale of shares	628,074	2,122,743
Issued to shareholders in reinvestment of distributions	173,103	492,762
Cost of shares redeemed	(3,678,690)	(6,492,491)

Net decrease from share transactions	(2,877,513)	(3,876,986)

Net decrease in net assets	$(18,511,522)	$(58,392,052)

NET ASSETS:
Beginning of period	62,652,409	121,044,461

End of period (including accumulated net investment income of $10,219 and $8,396, respectively)	$44,140,887	$62,652,409

See Notes to Financial Statements	101	December 31, 2012

Statement of Changes in Net Assets

	FORWARD BALANCED ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	25,855	81,774
Distributions reinvested	9,101	35,075
Redeemed	(366,520)	(357,581)

Net decrease in shares outstanding	(331,564)	(240,732)

Institutional Class
Sold	1,176,251	2,147,630
Distributions reinvested	56,204	133,713
Redeemed	(2,186,202)	(4,366,939)

Net decrease in shares outstanding	(953,747)	(2,085,596)

Class A
Sold	14,775	101,078
Distributions reinvested	10,556	30,831
Redeemed	(76,604)	(1,029,543)

Net decrease in shares outstanding	(51,273)	(897,634)

Class C
Sold	42,643	139,586
Distributions reinvested	11,747	34,527
Redeemed	(251,911)	(436,597)

Net decrease in shares outstanding	(197,521)	(262,484)

December 31, 2012	102	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH & INCOME ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$1,340,645	$1,583,279
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	4,234,073	(10,612,102)
Net realized gain on investments	2,650	0
Net change in unrealized appreciation on affiliated investment companies and investments	646,936	6,328,386

Net increase/(decrease) in net assets resulting from operations	6,224,304	(2,700,437)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(126,533)	(164,387)
Institutional Class	(577,394)	(792,313)
Class A	(331,289)	(285,374)
Class C	(304,839)	(340,825)
From net realized gains on investments
Investor Class	—	(32,344)
Institutional Class	—	(112,771)
Class A	—	(54,522)
Class C	—	(99,189)

Total distributions	(1,340,055)	(1,881,725)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	605,817	844,889
Issued to shareholders in reinvestment of distributions	126,534	196,731
Cost of shares redeemed	(4,254,920)	(6,097,482)

Net decrease from share transactions	(3,522,569)	(5,055,862)

Institutional Class
Proceeds from sale of shares	17,247,992	26,332,019
Issued to shareholders in reinvestment of distributions	553,000	763,697
Cost of shares redeemed	(28,165,402)	(44,076,632)

Net decrease from share transactions	(10,364,410)	(16,980,916)

Class A
Proceeds from sale of shares	564,735	860,195
Issued to shareholders in reinvestment of distributions	324,376	330,639
Cost of shares redeemed	(2,316,350)	(5,614,314)

Net decrease from share transactions	(1,427,239)	(4,423,480)

Class C
Proceeds from sale of shares	1,378,329	2,510,565
Issued to shareholders in reinvestment of distributions	293,894	423,222
Cost of shares redeemed	(11,397,506)	(11,154,498)

Net decrease from share transactions	(9,725,283)	(8,220,711)

Net decrease in net assets	$(20,155,252)	$(39,263,131)

NET ASSETS:
Beginning of period	67,656,572	106,919,703

End of period (including accumulated net investment income of $6,669 and $6,079, respectively)	$47,501,320	$67,656,572

See Notes to Financial Statements	103	December 31, 2012

Statement of Changes in Net Assets

	FORWARD GROWTH & INCOME ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	41,415	56,427
Distributions reinvested	8,524	13,786
Redeemed	(287,797)	(409,502)

Net decrease in shares outstanding	(237,858)	(339,289)

Institutional Class
Sold	1,171,610	1,771,145
Distributions reinvested	37,232	53,089
Redeemed	(1,911,109)	(2,983,791)

Net decrease in shares outstanding	(702,267)	(1,159,557)

Class A
Sold	38,352	58,333
Distributions reinvested	21,875	23,224
Redeemed	(156,902)	(377,109)

Net decrease in shares outstanding	(96,675)	(295,552)

Class C
Sold	94,312	170,570
Distributions reinvested	19,822	29,934
Redeemed	(769,908)	(768,692)

Net decrease in shares outstanding	(655,774)	(568,188)

December 31, 2012	104	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$1,471,308	$868,896
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	3,106,968	(11,496,746)
Net realized gain on investments	2,445	0
Net change in unrealized appreciation on affiliated investment companies and investments	2,215,657	6,608,952

Net increase/(decrease) in net assets resulting from operations	6,796,378	(4,018,898)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(159,648)	(86,613)
Institutional Class	(599,635)	(466,326)
Class A	(335,857)	(158,860)
Class C	(374,780)	(154,765)
From net realized gains on investments
Investor Class	—	(447,495)
Institutional Class	—	(1,439,642)
Class A	—	(724,807)
Class C	—	(1,176,164)

Total distributions	(1,469,920)	(4,654,672)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	448,741	988,239
Issued to shareholders in reinvestment of distributions	159,193	533,935
Cost of shares redeemed	(4,720,405)	(5,344,220)

Net decrease from share transactions	(4,112,471)	(3,822,046)

Institutional Class
Proceeds from sale of shares	16,183,111	21,258,596
Issued to shareholders in reinvestment of distributions	558,343	1,675,173
Cost of shares redeemed	(29,625,381)	(39,179,863)

Net decrease from share transactions	(12,883,927)	(16,246,094)

Class A
Proceeds from sale of shares	314,137	649,618
Issued to shareholders in reinvestment of distributions	329,075	862,577
Cost of shares redeemed	(3,855,204)	(4,816,784)

Net decrease from share transactions	(3,211,992)	(3,304,589)

Class C
Proceeds from sale of shares	1,090,493	2,391,643
Issued to shareholders in reinvestment of distributions	341,168	1,253,858
Cost of shares redeemed	(9,373,526)	(8,461,289)

Net decrease from share transactions	(7,941,865)	(4,815,788)

Net decrease in net assets	$(22,823,797)	$(36,862,087)

NET ASSETS:
Beginning of period	65,434,030	102,296,117

End of period (including accumulated net investment income of $10,519 and $9,131, respectively)	$42,610,233	$65,434,030

See Notes to Financial Statements	105	December 31, 2012

Statement of Changes in Net Assets

	FORWARD GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	32,649	67,837
Distributions reinvested	11,616	40,870
Redeemed	(338,402)	(366,769)

Net decrease in shares outstanding	(294,137)	(258,062)

Institutional Class
Sold	1,179,420	1,458,607
Distributions reinvested	40,702	127,064
Redeemed	(2,149,850)	(2,678,735)

Net decrease in shares outstanding	(929,728)	(1,093,064)

Class A
Sold	22,898	44,071
Distributions reinvested	23,914	65,962
Redeemed	(279,721)	(328,439)

Net decrease in shares outstanding	(232,909)	(218,406)

Class C
Sold	80,215	166,448
Distributions reinvested	25,055	97,199
Redeemed	(685,137)	(584,379)

Net decrease in shares outstanding	(579,867)	(320,732)

December 31, 2012	106	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INCOME & GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$2,084,157	$2,266,925
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	2,283,298	(2,471,337)
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	2,029,803	(336,745)

Net increase/(decrease) in net assets resulting from operations	6,397,258	(541,157)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(58,626)	(129,993)
Institutional Class	(1,899,904)	(1,920,527)
Class A	(32,307)	(51,670)
Class C	(96,996)	(156,582)
From net realized gains on investments
Investor Class	—	(11,984)
Institutional Class	—	(174,428)
Class A	—	(3,852)
Class C	—	(17,846)

Total distributions	(2,087,833)	(2,466,882)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	345,043	733,127
Issued to shareholders in reinvestment of distributions	58,626	141,976
Cost of shares redeemed	(2,282,967)	(2,567,614)

Net decrease from share transactions	(1,879,298)	(1,692,511)

Institutional Class
Proceeds from sale of shares	21,437,675	24,846,008
Issued to shareholders in reinvestment of distributions	1,881,783	1,907,401
Cost of shares redeemed	(21,578,983)	(19,979,810)

Net increase from share transactions	1,740,475	6,773,599

Class A
Proceeds from sale of shares	50,260	399,585
Issued to shareholders in reinvestment of distributions	31,782	53,977
Cost of shares redeemed	(281,160)	(1,965,728)

Net decrease from share transactions	(199,118)	(1,512,166)

Class C
Proceeds from sale of shares	535,082	1,077,792
Issued to shareholders in reinvestment of distributions	94,713	169,273
Cost of shares redeemed	(2,494,674)	(2,132,939)

Net decrease from share transactions	(1,864,879)	(885,874)

Net increase/(decrease) in net assets	$2,106,605	$(324,991)

NET ASSETS:
Beginning of period	63,932,411	64,257,402

End of period (including accumulated net investment income of $6,317 and $9,993, respectively)	$66,039,016	$63,932,411

See Notes to Financial Statements	107	December 31, 2012

Statement of Changes in Net Assets

	FORWARD INCOME & GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	23,156	48,510
Distributions reinvested	3,913	9,640
Redeemed	(151,327)	(176,461)

Net decrease in shares outstanding	(124,258)	(118,311)

Institutional Class
Sold	1,434,046	1,678,722
Distributions reinvested	125,157	130,124
Redeemed	(1,445,481)	(1,352,844)

Net increase in shares outstanding	113,722	456,002

Class A
Sold	3,319	26,724
Distributions reinvested	2,117	3,655
Redeemed	(18,820)	(129,695)

Net decrease in shares outstanding	(13,384)	(99,316)

Class C
Sold	35,728	74,071
Distributions reinvested	6,323	11,604
Redeemed	(168,104)	(144,961)

Net decrease in shares outstanding	(126,053)	(59,286)

December 31, 2012	108	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INCOME BUILDER FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$887,693	$970,170
Net realized gain/(loss) on investments of affiliated investment companies	687,346	(665,327)
Net change in unrealized appreciation on affiliated investment companies	379,310	838,079

Net increase in net assets resulting from operations	1,954,349	1,142,922

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(100,738)	(117,435)
Institutional Class	(548,582)	(637,346)
Class A	(22,799)	(23,785)
Class C	(240,453)	(187,201)

Total distributions	(912,572)	(965,767)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	254,076	1,148,564
Issued to shareholders in reinvestment of distributions	100,738	117,429
Cost of shares redeemed	(1,385,752)	(1,417,446)

Net decrease from share transactions	(1,030,938)	(151,453)

Institutional Class
Proceeds from sale of shares	5,643,036	7,090,811
Issued to shareholders in reinvestment of distributions	483,708	461,774
Cost of shares redeemed	(8,770,921)	(10,888,168)

Net decrease from share transactions	(2,644,177)	(3,335,583)

Class A
Proceeds from sale of shares	558,908	166,659
Issued to shareholders in reinvestment of distributions	21,872	22,652
Cost of shares redeemed	(184,431)	(761,173)

Net increase/(decrease) from share transactions	396,349	(571,862)

Class C
Proceeds from sale of shares	1,355,026	1,589,797
Issued to shareholders in reinvestment of distributions	208,697	145,235
Cost of shares redeemed	(1,443,063)	(1,070,084)

Net increase from share transactions	120,660	664,948

Net decrease in net assets	$(2,116,329)	$(3,216,795)

NET ASSETS:
Beginning of period	19,461,690	22,678,485

End of period (including accumulated net investment income of $0 and $5,780, respectively)	$17,345,361	$19,461,690

See Notes to Financial Statements	109	December 31, 2012

Statement of Changes in Net Assets

	FORWARD INCOME BUILDER FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	17,124	78,658
Distributions reinvested	6,781	8,109
Redeemed	(91,669)	(97,377)

Net decrease in shares outstanding	(67,764)	(10,610)

Institutional Class
Sold	380,849	486,942
Distributions reinvested	32,539	31,874
Redeemed	(590,090)	(749,477)

Net decrease in shares outstanding	(176,702)	(230,661)

Class A
Sold	37,130	11,480
Distributions reinvested	1,462	1,562
Redeemed	(12,313)	(51,874)

Net increase/(decrease) in shares outstanding	26,279	(38,832)

Class C
Sold	91,224	109,402
Distributions reinvested	14,059	10,055
Redeemed	(97,793)	(73,680)

Net increase in shares outstanding	7,490	45,777

December 31, 2012	110	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD MULTI-STRATEGY FUND
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income	$655,585	$134,040
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	2,175,718	(6,447,536)
Net change in unrealized appreciation on affiliated investment companies	370,679	4,324,462

Net increase/(decrease) in net assets resulting from operations	3,201,982	(1,989,034)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(117,220)	(17,622)
Institutional Class	(275,259)	(84,529)
Class A	(137,734)	(20,266)
Class C	(109,445)	(11,308)
From net realized gains on investments
Investor Class	—	(125,203)
Institutional Class	—	(293,644)
Class A	—	(123,893)
Class C	—	(118,602)

Total distributions	(639,658)	(795,067)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	344,964	899,199
Issued to shareholders in reinvestment of distributions	115,645	141,502
Cost of shares redeemed	(2,755,730)	(3,605,036)

Net decrease from share transactions	(2,295,121)	(2,564,335)

Institutional Class
Proceeds from sale of shares	6,021,583	13,452,980
Issued to shareholders in reinvestment of distributions	269,892	370,166
Cost of shares redeemed	(12,331,492)	(31,298,862)

Net decrease from share transactions	(6,040,017)	(17,475,716)

Class A
Proceeds from sale of shares	177,271	573,300
Issued to shareholders in reinvestment of distributions	136,113	144,095
Cost of shares redeemed	(1,460,672)	(2,992,808)

Net decrease from share transactions	(1,147,288)	(2,275,413)

Class C
Proceeds from sale of shares	394,386	1,356,954
Issued to shareholders in reinvestment of distributions	108,061	128,951
Cost of shares redeemed	(1,797,171)	(2,304,821)

Net decrease from share transactions	(1,294,724)	(818,916)

Net decrease in net assets	$(8,214,826)	$(25,918,481)

NET ASSETS:
Beginning of period	25,489,762	51,408,243

End of period (including accumulated net investment income of $20,308 and $4,381, respectively)	$17,274,936	$25,489,762

See Notes to Financial Statements	111	December 31, 2012

Statement of Changes in Net Assets

	FORWARD MULTI-STRATEGY FUND (continued)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	25,636	63,627
Distributions reinvested	8,535	11,217
Redeemed	(201,131)	(263,053)

Net decrease in shares outstanding	(166,960)	(188,209)

Institutional Class
Sold	432,799	939,599
Distributions reinvested	19,379	28,210
Redeemed	(887,780)	(2,163,174)

Net decrease in shares outstanding	(435,602)	(1,195,365)

Class A
Sold	12,925	40,280
Distributions reinvested	9,827	11,213
Redeemed	(105,068)	(211,565)

Net decrease in shares outstanding	(82,316)	(160,072)

Class C
Sold	30,607	104,112
Distributions reinvested	8,168	10,489
Redeemed	(136,275)	(178,795)

Net decrease in shares outstanding	(97,500)	(64,194)

December 31, 2012	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$23.09		$24.50	$23.19	$17.58	$29.76
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.14)		0.05	0.06	0.04	(0.11)
Net realized and unrealized gain/(loss) on investments	3.79		(1.35)	5.63	5.63	(11.94)

Total from Investment Operations	3.65		(1.30)	5.69	5.67	(12.05)

LESS DISTRIBUTIONS:
From investment income	—		—	(4.38)	(0.06)	—
From capital gains	—		—	—	—	(0.13)
From return of capital	—		(0.11)	—	—	—

Total Distributions	—		(0.11)	(4.38)	(0.06)	(0.13)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.65		(1.41)	1.31	5.61	(12.18)

NET ASSET VALUE, END OF PERIOD	$26.74		$23.09	$24.50	$23.19	$17.58

TOTAL RETURN	15.72%		(5.37)%	24.60%	32.32%	(40.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,950		$2,217	$2,627	$1,490	$1,744
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment income/(loss)(e)	(0.56)%		0.21%	0.24%	0.23%	(0.26)%
Operating expenses including reimbursement/waiver(e)	1.38	%(f)(g)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver(e)	1.38%		1.34%	1.65%	1.77%	1.84	%(h)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment income/(loss)(e)	(0.56)%		0.21%	0.24%	0.23%	(0.44)%
Operating expenses including reimbursement/waiver(e)	1.38	%(f)(g)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver(e)	1.38%		1.34%	1.65%	1.77%	2.02	%(h)
PORTFOLIO TURNOVER RATE	154%		40%	169%	84%	140%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Dividend expense totaled 0.00%, 0.00%, 0.00%, 0.00% and 0.18%, of average net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 1.25%.

(g) Affiliated management fee waiver represents less than 0.005%.

(h) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	113	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$24.51		$25.93	$24.32	$18.42	$31.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.04)		0.16	0.15	0.13	0.03
Net realized and unrealized gain/(loss) on investments	4.00		(1.42)	5.94	5.90	(12.50)

Total from Investment Operations	3.96		(1.26)	6.09	6.03	(12.47)

LESS DISTRIBUTIONS:
From investment income	—		—	(4.48)	(0.13)	—
From capital gains	—		—	—	—	(0.13)
From return of capital	—		(0.16)	—	—	—

Total Distributions	—		(0.16)	(4.48)	(0.13)	(0.13)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	—	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.96		(1.42)	1.61	5.90	(12.60)

NET ASSET VALUE, END OF PERIOD	$28.47		$24.51	$25.93	$24.32	$18.42

TOTAL RETURN	16.16%		(4.94)%	25.13%	32.90%	(40.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$25,416		$98,153	$116,005	$126,090	$138,263
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment income/(loss)(f)	(0.15)%		0.62%	0.58%	0.68%	0.28%
Operating expenses including reimbursement/waiver(f)	0.99	%(g)(h)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver(f)	0.99%		0.94%	1.26%	1.33%	1.34	%(i)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment income/(loss)(f)	(0.15)%		0.62%	0.58%	0.68%	0.10%
Operating expenses including reimbursement/waiver(f)	0.99	%(g)(h)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver(f)	0.99%		0.94%	1.26%	1.33%	1.52	%(i)
PORTFOLIO TURNOVER RATE	154%		40%	169%	84%	140%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Dividend expense totaled 0.00%, 0.00%, 0.00%, 0.00% and 0.18%, of average net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(g) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.85%.

(h) Affiliated management fee waiver represents less than 0.005%.

(i) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.52		$25.93	$24.31	$19.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.01)		0.22	0.17	0.09
Net realized and unrealized gain/(loss) on investments	4.02		(1.46)	5.96	5.00

Total from Investment Operations	4.01		(1.24)	6.13	5.09

LESS DISTRIBUTIONS:
From investment income	—		—	(4.51)	(0.09)
From return of capital	—		(0.17)	—	—

Total Distributions	—		(0.17)	(4.51)	(0.09)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.01		(1.41)	1.62	5.00

NET ASSET VALUE, END OF PERIOD	$28.53		$24.52	$25.93	$24.31

TOTAL RETURN	16.27%		(4.85)%	25.32%	26.43	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,068		$10,416	$42,067	$41,580
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.03)%		0.82%	0.67%	0.60	%(f)
Operating expenses including reimbursement/waiver	0.89	%(g)(h)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	0.90%		0.83%	1.17%	1.24	%(f)
PORTFOLIO TURNOVER RATE	154%		40%	169%	84	%(i)

(a) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(b) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class Z was known as the Accessor Small to Mid Cap Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.75%.

(h) Affiliated management fee waiver represents less than 0.005%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	115	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.87		$12.43	$11.32	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.06)		0.03	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	0.65		(2.57)	2.29	0.45

Total from Investment Operations	0.59		(2.54)	2.33	0.37

LESS DISTRIBUTIONS:
From investment income	(0.66)		—	(1.09)	(0.86)
From capital gains	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.66)		(0.02)	(1.22)	(1.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.07)		(2.56)	1.11	(0.68)

NET ASSET VALUE, END OF PERIOD	$9.80		$9.87	$12.43	$11.32

TOTAL RETURN	5.98%		(20.40)%	20.76%	3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,829		$3,021	$4,267	$1,124
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.55)%		0.23%	0.30%	(0.67)%
Operating expenses including reimbursement/waiver	1.56	%(e)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.57%		1.54%	1.44%	1.38%
PORTFOLIO TURNOVER RATE	69%		116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Commenced operations on December 31, 2008.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective June 8, 2012, the Advisor agreed to limit expense at 1.49%.

December 31, 2012	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90		$12.43	$11.31	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.03)		0.06	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	0.64		(2.57)	2.32	0.43

Total from Investment Operations	0.61		(2.51)	2.36	0.35

LESS DISTRIBUTIONS:
From investment income	(0.69)		—	(1.11)	(0.85)
From capital gains	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.69)		(0.02)	(1.24)	(1.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.08)		(2.53)	1.12	(0.69)

NET ASSET VALUE, END OF PERIOD	$9.82		$9.90	$12.43	$11.31

TOTAL RETURN	6.15%		(20.16)%	21.11%	2.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$56,305		$56,664	$65,985	$13,105
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.26)%		0.51%	0.34%	(0.69)%
Operating expenses including reimbursement/waiver	1.25	%(e)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.27%		1.24%	1.21%	1.39%
PORTFOLIO TURNOVER RATE	69%		116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Commenced operations on December 31, 2008.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective June 8, 2012, the Advisor agreed to limit expense at 1.19%.

See Notes to Financial Statements	117	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2012		PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90		$12.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	0.63		(2.49)

Total from Investment Operations	0.61		(2.47)

LESS DISTRIBUTIONS:
From investment income	(0.69)		—
From capital gains	—		(0.02)

Total Distributions	(0.69)		(0.02)

NET DECREASE IN NET ASSET VALUE	(0.08)		(2.49)

NET ASSET VALUE, END OF PERIOD	$9.82		$9.90

TOTAL RETURN	6.16%		(19.90	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9		$9
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.25)%		0.30	%(d)
Operating expenses including reimbursement/waiver	1.25	%(e)	n/a
Operating expenses excluding reimbursement/waiver	1.26%		1.25	%(d)
PORTFOLIO TURNOVER RATE	69%		116	%(f)

(a) The Fund began offering Class M Shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective June 8, 2012, the Advisor agreed to limit expense at 1.19%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2012	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.92		$12.43	$11.31	$10.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.01)		0.06	0.08	(0.03)
Net realized and unrealized gain/(loss) on investments	0.63		(2.55)	2.29	1.54

Total from Investment Operations	0.62		(2.49)	2.37	1.51

LESS DISTRIBUTIONS:
From investment income	(0.70)		—	(1.12)	(0.86)
From capital gains	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.70)		(0.02)	(1.25)	(1.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.08)		(2.51)	1.12	0.46

NET ASSET VALUE, END OF PERIOD	$9.84		$9.92	$12.43	$11.31

TOTAL RETURN	6.25%		(20.00)%	21.17%	13.86	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,586		$13,569	$70,578	$23,531
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.10)%		0.51%	0.64%	(0.38	)%(f)
Operating expenses including reimbursement/waiver	1.18	%(g)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.19%		1.13%	1.13%	1.15	%(f)
PORTFOLIO TURNOVER RATE	69%		116%	50%	79	%(h)

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund Class Z was known as the Accessor Frontier Markets Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective June 8, 2012, the Advisor agreed to limit expense at 1.09%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	119	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$9.73	$10.04	$9.53	$7.45	$10.45
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.63	0.69	0.76	0.80	0.71
Net realized and unrealized gain/(loss) on investments	0.72	(0.33)	0.51	2.06	(2.98)

Total from Investment Operations	1.35	0.36	1.27	2.86	(2.27)

LESS DISTRIBUTIONS:
From investment income	(0.67)	(0.67)	(0.76)	(0.78)	(0.73)

Total Distributions	(0.67)	(0.67)	(0.76)	(0.78)	(0.73)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.68	(0.31)	0.51	2.08	(3.00)

NET ASSET VALUE, END OF PERIOD	$10.41	$9.73	$10.04	$9.53	$7.45

TOTAL RETURN	14.24%	3.61%	13.85%	39.61%	(22.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$25,482	$1,925	$8,105	$4,390	$486
RATIOS TO AVERAGE NET ASSETS:
Net investment income	6.15%	6.90%	7.77%	8.97%	7.32%
Operating expenses	1.22%	1.28%	1.37%	1.41%	1.45	%(d)
PORTFOLIO TURNOVER RATE	210%	320%	296%	202%	110%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$9.70	$10.03	$9.53	$7.45	$10.44
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.70	0.73	0.81	0.83	0.77
Net realized and unrealized gain/(loss) on investments	0.68	(0.33)	0.50	2.07	(2.98)

Total from Investment Operations	1.38	0.40	1.31	2.90	(2.21)

LESS DISTRIBUTIONS:
From investment income	(0.70)	(0.73)	(0.81)	(0.82)	(0.78)

Total Distributions	(0.70)	(0.73)	(0.81)	(0.82)	(0.78)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.68	(0.33)	0.50	2.08	(2.99)

NET ASSET VALUE, END OF PERIOD	$10.38	$9.70	$10.03	$9.53	$7.45

TOTAL RETURN	14.71%	4.06%	14.31%	40.36%	(22.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$95,212	$97,719	$71,182	$76,640	$50,902
RATIOS TO AVERAGE NET ASSETS:
Net investment income	6.88%	7.30%	8.29%	9.64%	8.16%
Operating expenses	0.83%	0.85%	0.97%	0.99%	0.96	%(e)
PORTFOLIO TURNOVER RATE	210%	320%	296%	202%	110%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	121	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$9.70	$10.03	$9.52	$7.44	$10.43
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.60	0.64	0.72	0.74	0.67
Net realized and unrealized gain/(loss) on investments	0.69	(0.33)	0.49	2.08	(2.98)

Total from Investment Operations	1.29	0.31	1.21	2.82	(2.31)

LESS DISTRIBUTIONS:
From investment income	(0.61)	(0.64)	(0.70)	(0.74)	(0.68)

Total Distributions	(0.61)	(0.64)	(0.70)	(0.74)	(0.68)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.68	(0.33)	0.51	2.08	(2.99)

NET ASSET VALUE, END OF PERIOD	$10.38	$9.70	$10.03	$9.52	$7.44

TOTAL RETURN(d)	13.69%	3.13%	13.18%	39.12%	(22.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,241	$1,029	$950	$760	$623
RATIOS TO AVERAGE NET ASSETS:
Net investment income	5.96%	6.40%	7.37%	8.66%	7.03%
Operating expenses	1.73%	1.76%	1.87%	1.92%	1.96	%(e)
PORTFOLIO TURNOVER RATE	210%	320%	296%	202%	110%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund Class C was known as the Accessor High Yield Bond Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.69	$10.02	$9.53	$8.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.71	0.74	0.82	0.55
Net realized and unrealized gain/(loss) on investments	0.69	(0.33)	0.49	1.20

Total from Investment Operations	1.40	0.41	1.31	1.75

LESS DISTRIBUTIONS:
From investment income	(0.72)	(0.74)	(0.82)	(0.57)

Total Distributions	(0.72)	(0.74)	(0.82)	(0.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.68	(0.33)	0.49	1.18

NET ASSET VALUE, END OF PERIOD	$10.37	$9.69	$10.02	$9.53

TOTAL RETURN	14.84%	4.16%	14.34%	21.52	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$15,184	$46,138	$27,913	$25,288
RATIOS TO AVERAGE NET ASSETS:
Net investment income	7.07%	7.37%	8.38%	9.37	%(e)
Operating expenses	0.73%	0.75%	0.87%	0.90	%(e)
PORTFOLIO TURNOVER RATE	210%	320%	296%	202	%(f)

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class Z was known as the Accessor High Yield Bond Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	123	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$11.30	$10.80	$10.40	$9.99	$10.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.17	0.38	0.32	0.55	0.51
Net realized and unrealized gain/(loss) on investments	0.53	0.52	0.46	0.42	(0.83)

Total from Investment Operations	0.70	0.90	0.78	0.97	(0.32)

LESS DISTRIBUTIONS:
From investment income	(0.30)	(0.40)	(0.38)	(0.52)	(0.54)
From capital gains	—	—	—	(0.04)	—

Total Distributions	(0.30)	(0.40)	(0.38)	(0.56)	(0.54)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	0.50	0.40	0.41	(0.86)

NET ASSET VALUE, END OF PERIOD	$11.70	$11.30	$10.80	$10.40	$9.99

TOTAL RETURN	6.21%	8.55%	7.59%	10.12%	(2.85)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,781	$3,082	$3,150	$1,027	$1,260
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.48%	3.41%	2.95%	5.47%	4.91%
Operating expenses	1.23%	1.28%	1.29%	1.45%	1.33	%(d)
PORTFOLIO TURNOVER RATE	149%	157%	133%	463%	260%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$11.30	$10.80	$10.41	$9.99	$10.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.22	0.40	0.34	0.59	0.56
Net realized and unrealized gain/(loss) on investments	0.52	0.55	0.49	0.44	(0.84)

Total from Investment Operations	0.74	0.95	0.83	1.03	(0.28)

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.45)	(0.44)	(0.57)	(0.59)
From capital gains	—	—	—	(0.04)	—

Total Distributions	(0.34)	(0.45)	(0.44)	(0.61)	(0.59)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	0.50	0.39	0.42	(0.87)

NET ASSET VALUE, END OF PERIOD	$11.70	$11.30	$10.80	$10.41	$9.99

TOTAL RETURN	6.64%	8.98%	8.03%	10.69%	(2.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,563	$17,316	$12,220	$18,176	$63,900
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.86%	3.66%	3.11%	5.90%	5.49%
Operating expenses	0.83%	0.88%	0.91%	1.04%	0.88	%(d)
PORTFOLIO TURNOVER RATE	149%	157%	133%	463%	260%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	125	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.29	$10.79	$10.40	$9.65
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.22	0.42	0.35	0.31
Net realized and unrealized gain on investments	0.52	0.54	0.49	0.79

Total from Investment Operations	0.74	0.96	0.84	1.10

LESS DISTRIBUTIONS:
From investment income	(0.35)	(0.46)	(0.45)	(0.35)

Total Distributions	(0.35)	(0.46)	(0.45)	(0.35)

NET INCREASE IN NET ASSET VALUE	0.39	0.50	0.39	0.75

NET ASSET VALUE, END OF PERIOD	$11.68	$11.29	$10.79	$10.40

TOTAL RETURN	6.67%	9.10%	8.17%	11.56	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$35,860	$59,371	$88,997	$90,944
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.93%	3.84%	3.26%	4.60	%(e)
Operating expenses	0.73%	0.77%	0.80%	0.89	%(e)
PORTFOLIO TURNOVER RATE	149%	157%	133%	463	%(f)

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund Class Z was known as the Accessor Investment Grade Fixed-Income Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2012	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.79	$11.07	$11.43	$10.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.05	(0.05)	0.04	0.15
Net realized and unrealized gain/(loss) on investments	(1.13)	(0.20)	(0.19)	1.12

Total from Investment Operations	(1.08)	(0.25)	(0.15)	1.27

LESS DISTRIBUTIONS:
From investment income	—	(0.03)	(0.19)	(0.11)
Tax return of capital	—	—	(0.02)	—

Total Distributions	—	(0.03)	(0.21)	(0.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.08)	(0.28)	(0.36)	1.16

NET ASSET VALUE, END OF PERIOD	$9.71	$10.79	$11.07	$11.43

TOTAL RETURN	(10.01)%	(2.25)%	(1.19)%	12.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,769	$2,072	$2,229	$668
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.44%	(0.43)%	0.32%	1.33%
Operating expenses	1.35%	1.35%	1.28%	1.04%
PORTFOLIO TURNOVER RATE	229%	163%	98%	76%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(c) Commenced operations on December 31, 2008.

(d) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	127	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.80	$11.07	$11.42	$10.27	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.07	(0.02)	0.06	0.10	0.16
Net realized and unrealized gain/(loss) on investments	(1.11)	(0.20)	(0.18)	1.15	(1.74)

Total from Investment Operations	(1.04)	(0.22)	(0.12)	1.25	(1.58)

LESS DISTRIBUTIONS:
From investment income	(0.01)	(0.05)	(0.21)	(0.10)	(0.15)
Tax return of capital	—	—	(0.02)	—	—

Total Distributions	(0.01)	(0.05)	(0.23)	(0.10)	(0.15)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.05)	(0.27)	(0.35)	1.15	(1.73)

NET ASSET VALUE, END OF PERIOD	$9.75	$10.80	$11.07	$11.42	$10.27

TOTAL RETURN	(9.67)%	(2.03)%	(0.93)%	12.19%	(13.25	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$32,895	$52,034	$65,147	$76,766	$102,327
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.63%	(0.17)%	0.55%	0.95%	1.54	%(g)
Operating expenses	1.05%	1.06%	1.03%	1.05%	1.04	%(g)(h)
PORTFOLIO TURNOVER RATE	229%	163%	98%	76%	159	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(c) Commenced operations on January 29, 2008.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82	$11.08		$11.43	$9.80
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.08	(0.00	)(d)	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(1.13)	(0.21)		(0.18)	1.63

Total from Investment Operations	(1.05)	(0.21)		(0.11)	1.71

LESS DISTRIBUTIONS:
From investment income	(0.02)	(0.05)		(0.22)	(0.08)
Tax return of capital	—	—		(0.02)	—

Total Distributions	(0.02)	(0.05)		(0.24)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.07)	(0.26)		(0.35)	1.63

NET ASSET VALUE, END OF PERIOD	$9.75	$10.82		$11.08	$11.43

TOTAL RETURN	(9.70)%	(1.88)%		(0.83)%	17.35	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,927	$15,712		$21,967	$41,693
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.73%	(0.01)%		0.64%	1.15	%(f)
Operating expenses	0.96%	0.95%		0.92%	0.97	%(f)
PORTFOLIO TURNOVER RATE	229%	163%		98%	76	%(g)

(a) Prior to May 1, 2010, the Forward Strategic Alternatives Fund Class Z was known as the Accessor Strategic Alternatives Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	129	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.02
Net realized and unrealized gain on investments	0.00	(d)	—		—		0.00	(d)	—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.02

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.02)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.04%		0.01%		0.05	%(e)	0.18%		1.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,696		$1,098		$2,419		$3,948		$10,697
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.04%		0.02%		0.05%		0.21%		1.84%
Operating expenses including waiver	0.25%		0.18%		0.24%		0.57%		0.99	%(f)
Net investment income/(loss) excluding waiver	(0.69)%		(0.70)%		(0.69)%		(0.22)%		1.84%
Operating expenses excluding waiver	0.98%		0.90%		0.98%		1.00%		0.99	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.03
Net realized and unrealized loss on investments	0.00	(d)	—		—		0.00	(d)	(0.01)

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.02

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.02)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.04%		0.01%		0.05	%(e)	0.26%		2.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$95,796		$189,465		$221,270		$275,448		$392,599
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.04%		0.01%		0.05%		0.28%		2.53%
Operating expenses including waiver	0.25%		0.18%		0.24%		0.44%		0.49	%(f)
Net investment income/(loss) excluding waiver	(0.18)%		(0.21)%		(0.19)%		0.22%		2.53%
Operating expenses excluding waiver	0.47%		0.40%		0.48%		0.50%		0.49	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	131	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.02
Net realized and unrealized gain on investments	0.00	(d)	—		—		—		—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.02

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.02)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.04%		0.01%		0.05	%(e)	0.20%		2.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,413		$1,576		$1,529		$594		$708
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.04%		0.01%		0.05%		0.22%		2.22%
Operating expenses including waiver	0.25%		0.18%		0.22%		0.52%		0.74	%(f)
Net investment income/(loss) excluding waiver	(0.43)%		(0.46)%		(0.46)%		(0.02)%		2.22%
Operating expenses excluding waiver	0.72%		0.65%		0.73%		0.75%		0.74	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class A was known as the Accessor U.S. Government Money Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2012	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.01
Net realized and unrealized gain on investments	0.00	(d)	—		—		—		—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.01

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.01)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.01)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN(f)	0.04%		0.01%		0.05	%(e)	0.16%		1.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,478		$5,159		$993		$1,252		$1,937
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.03%		0.01%		0.05%		0.17%		1.24%
Operating expenses including waiver	0.25%		0.17%		0.24%		0.56%		1.50	%(g)
Net investment income/(loss) excluding waiver	(1.18)%		(1.21)%		(1.19)%		(0.77)%		1.24%
Operating expenses excluding waiver	1.46%		1.39%		1.48%		1.50%		1.50	%(g)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class C was known as the Accessor U.S. Government Money Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) Total return does not reflect the effect of sales charges.

(g) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	133	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS Z(a)
	YEAR ENDED DECEMBER 31, 2012		YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.02
Net realized and unrealized gain on investments	0.00	(d)	—		—		0.00	(d)	0.01

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.03

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.03)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.03)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.04%		0.01%		0.08	%(e)	0.45%		2.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,164		$257,898		$307,986		$435,856		$746,292
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.02%		0.02%		0.08%		0.51%		2.31%
Operating expenses including waiver	0.24%		0.18%		0.21%		0.25%		0.24	%(f)
Net investment income/(loss) excluding waiver	0.00	%(g)	(0.01)%		0.06%		0.50%		2.31%
Operating expenses excluding waiver	0.26%		0.21%		0.23%		0.25%		0.24	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by

PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class Z was known as the Accessor U.S. Government Money Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

(g) Amount represents less than 0.01%.

December 31, 2012	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.96	$15.18	$14.56	$12.47	$17.28
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.33	0.33	0.69	0.41	0.34
Net realized and unrealized gain/(loss) on investments	1.02	(0.83)	0.61	2.09	(4.61)

Total from Investment Operations	1.35	(0.50)	1.30	2.50	(4.27)

LESS DISTRIBUTIONS:
From investment income	(0.37)	(0.34)	(0.68)	(0.41)	(0.40)
From capital gains	—	(0.38)	—	—	(0.14)

Total Distributions	(0.37)	(0.72)	(0.68)	(0.41)	(0.54)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(1.22)	0.62	2.09	(4.81)

NET ASSET VALUE, END OF PERIOD	$14.94	$13.96	$15.18	$14.56	$12.47

TOTAL RETURN	9.71%	(3.34)%	9.05%	20.38%	(25.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,146	$8,503	$12,898	$13,137	$10,243
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.23%	2.15%	4.64%	3.07%	2.24%
Operating expenses including expense paid directly by the advisor(d)	0.75%	0.68%	0.63%	0.67%	0.70%
Net investment income excluding expense paid directly by the advisor	2.12%	2.04%	4.53%	2.99%	2.24%
Operating expenses excluding expense paid directly by the advisor(d)	0.86%	0.79%	0.74%	0.75%	0.70%
PORTFOLIO TURNOVER RATE	81%	78%	55%	28%	26%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	135	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.97	$15.19	$14.57	$12.48	$17.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.41	0.39	0.70	0.48	0.42
Net realized and unrealized gain/(loss) on investments	1.01	(0.81)	0.68	2.09	(4.62)

Total from Investment Operations	1.42	(0.42)	1.38	2.57	(4.20)

LESS DISTRIBUTIONS:
From investment income	(0.44)	(0.42)	(0.76)	(0.48)	(0.47)
From capital gains	—	(0.38)	—	—	(0.14)

Total Distributions	(0.44)	(0.80)	(0.76)	(0.48)	(0.61)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(1.22)	0.62	2.09	(4.81)

NET ASSET VALUE, END OF PERIOD	$14.95	$13.97	$15.19	$14.57	$12.48

TOTAL RETURN	10.26%	(2.84)%	9.59%	20.97%	(24.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$24,207	$35,935	$70,749	$76,923	$52,881
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.78%	2.55%	4.74%	3.58%	2.79%
Operating expenses including expense paid directly by the advisor(d)	0.25%	0.17%	0.13%	0.17%	0.20%
Net investment income excluding expense paid directly by the advisor	2.67%	2.44%	4.63%	3.50%	2.79%
Operating expenses excluding expense paid directly by the advisor(d)	0.36%	0.28%	0.24%	0.25%	0.20%
PORTFOLIO TURNOVER RATE	81%	78%	55%	28%	26%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.95	$15.17	$14.56	$12.46	$17.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.38	0.30	0.67	0.42	0.36
Net realized and unrealized gain/(loss) on investments	0.99	(0.78)	0.64	2.11	(4.61)

Total from Investment Operations	1.37	(0.48)	1.31	2.53	(4.25)

LESS DISTRIBUTIONS:
From investment income	(0.39)	(0.36)	(0.70)	(0.43)	(0.42)
From capital gains	—	(0.38)	—	—	(0.14)

Total Distributions	(0.39)	(0.74)	(0.70)	(0.43)	(0.56)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(1.22)	0.61	2.10	(4.81)

NET ASSET VALUE, END OF PERIOD	$14.93	$13.95	$15.17	$14.56	$12.46

TOTAL RETURN(d)	9.89%	(3.21)%	9.14%	20.66%	(25.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,904	$6,230	$20,392	$21,999	$19,506
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.60%	1.93%	4.55%	3.17%	2.40%
Operating expenses including expense paid directly by the advisor(e)	0.60%	0.51%	0.48%	0.52%	0.55%
Net investment income excluding expense paid directly by the advisor	2.50%	1.82%	4.44%	3.09%	2.40%
Operating expenses excluding expense paid directly by the advisor(e)	0.70%	0.62%	0.59%	0.60%	0.55%
PORTFOLIO TURNOVER RATE	81%	78%	55%	28%	26%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class A was known as the Accessor Balanced Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	137	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.93	$15.15	$14.54	$12.45	$17.25
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.28	0.25	0.62	0.35	0.26
Net realized and unrealized gain/(loss) on investments	0.99	(0.83)	0.60	2.09	(4.60)

Total from Investment Operations	1.27	(0.58)	1.22	2.44	(4.34)

LESS DISTRIBUTIONS:
From investment income	(0.29)	(0.26)	(0.61)	(0.35)	(0.32)
From capital gains	—	(0.38)	—	—	(0.14)

Total Distributions	(0.29)	(0.64)	(0.61)	(0.35)	(0.46)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(1.22)	0.61	2.09	(4.80)

NET ASSET VALUE, END OF PERIOD	$14.91	$13.93	$15.15	$14.54	$12.45

TOTAL RETURN(d)	9.18%	(3.84)%	8.45%	19.82%	(25.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,884	$11,984	$17,005	$15,548	$12,770
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.89%	1.68%	4.17%	2.64%	1.72%
Operating expenses including expense paid directly by the advisor(e)	1.25%	1.18%	1.13%	1.17%	1.20%
Net investment income excluding expense paid directly by the advisor	1.79%	1.57%	4.06%	2.56%	1.72%
Operating expenses excluding expense paid directly by the advisor(e)	1.35%	1.29%	1.24%	1.25%	1.20%
PORTFOLIO TURNOVER RATE	81%	78%	55%	28%	26%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class C was known as the Accessor Balanced Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.94	$14.82	$14.15	$11.95	$17.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.30	0.24	0.70	0.35	0.27
Net realized and unrealized gain/(loss) on investments	1.15	(0.79)	0.67	2.23	(5.41)

Total from Investment Operations	1.45	(0.55)	1.37	2.58	(5.14)

LESS DISTRIBUTIONS:
From investment income	(0.37)	(0.27)	(0.70)	(0.38)	(0.35)
From capital gains	—	(0.06)	—	—	(0.26)

Total Distributions	(0.37)	(0.33)	(0.70)	(0.38)	(0.61)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.08	(0.88)	0.67	2.20	(5.75)

NET ASSET VALUE, END OF PERIOD	$15.02	$13.94	$14.82	$14.15	$11.95

TOTAL RETURN	10.46%	(3.74)%	9.76%	21.84%	(29.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,540	$7,527	$13,031	$12,083	$11,049
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.04%	1.63%	4.86%	2.80%	1.81%
Operating expenses including expense paid directly by the advisor(d)	0.75%	0.71%	0.66%	0.68%	0.70%
Net investment income excluding expense paid directly by the advisor	1.92%	1.50%	4.73%	2.70%	1.81%
Operating expenses excluding expense paid directly by the advisor(d)	0.87%	0.84%	0.79%	0.78%	0.70%
PORTFOLIO TURNOVER RATE	84%	79%	47%	28%	35%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	139	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.96	$14.84	$14.17	$11.97	$17.72
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.39	0.31	0.69	0.44	0.35
Net realized and unrealized gain/(loss) on investments	1.14	(0.78)	0.75	2.20	(5.41)

Total from Investment Operations	1.53	(0.47)	1.44	2.64	(5.06)

LESS DISTRIBUTIONS:
From investment income	(0.45)	(0.35)	(0.77)	(0.44)	(0.43)
From capital gains	—	(0.06)	—	—	(0.26)

Total Distributions	(0.45)	(0.41)	(0.77)	(0.44)	(0.69)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.08	(0.88)	0.67	2.20	(5.75)

NET ASSET VALUE, END OF PERIOD	$15.04	$13.96	$14.84	$14.17	$11.97

TOTAL RETURN	11.05%	(3.22)%	10.28%	22.39%	(29.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$16,273	$24,909	$43,690	$51,974	$40,382
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.65%	2.08%	4.74%	3.43%	2.28%
Operating expenses including expense paid directly by the advisor(d)	0.25%	0.21%	0.16%	0.18%	0.20%
Net investment income excluding expense paid directly by the advisor	2.53%	1.95%	4.61%	3.33%	2.28%
Operating expenses excluding expense paid directly by the advisor(d)	0.37%	0.34%	0.29%	0.29%	0.20%
PORTFOLIO TURNOVER RATE	84%	79%	47%	28%	35%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.92	$14.80	$14.13	$11.93	$17.67
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.37	0.28	0.68	0.37	0.30
Net realized and unrealized gain/(loss) on investments	1.10	(0.81)	0.71	2.23	(5.41)

Total from Investment Operations	1.47	(0.53)	1.39	2.60	(5.11)

LESS DISTRIBUTIONS:
From investment income	(0.40)	(0.29)	(0.72)	(0.40)	(0.37)
From capital gains	—	(0.06)	—	—	(0.26)

Total Distributions	(0.40)	(0.35)	(0.72)	(0.40)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.07	(0.88)	0.67	2.20	(5.74)

NET ASSET VALUE, END OF PERIOD	$14.99	$13.92	$14.80	$14.13	$11.93

TOTAL RETURN(d)	10.62%	(3.59)%	9.92%	22.04%	(29.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,222	$12,691	$17,864	$19,428	$20,190
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.53%	1.87%	4.69%	2.95%	1.96%
Operating expenses including expense paid directly by the advisor(e)	0.60%	0.56%	0.51%	0.53%	0.55%
Net investment income excluding expense paid directly by the advisor	2.42%	1.74%	4.56%	2.85%	1.96%
Operating expenses excluding expense paid directly by the advisor(e)	0.71%	0.69%	0.64%	0.63%	0.55%
PORTFOLIO TURNOVER RATE	84%	79%	47%	28%	35%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class A was known as the Accessor Growth & Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	141	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$13.90	$14.77	$14.11	$11.91	$17.64
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.23	0.17	0.60	0.29	0.20
Net realized and unrealized gain/(loss) on investments	1.15	(0.79)	0.68	2.22	(5.40)

Total from Investment Operations	1.38	(0.62)	1.28	2.51	(5.20)

LESS DISTRIBUTIONS:
From investment income	(0.29)	(0.19)	(0.62)	(0.31)	(0.27)
From capital gains	—	(0.06)	—	—	(0.26)

Total Distributions	(0.29)	(0.25)	(0.62)	(0.31)	(0.53)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.09	(0.87)	0.66	2.20	(5.73)

NET ASSET VALUE, END OF PERIOD	$14.99	$13.90	$14.77	$14.11	$11.91

TOTAL RETURN(d)	9.89%	(4.19)%	9.16%	21.20%	(29.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$14,466	$22,529	$32,334	$33,843	$31,953
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.57%	1.18%	4.20%	2.32%	1.29%
Operating expenses including expense paid directly by the advisor(e)	1.25%	1.21%	1.16%	1.18%	1.20%
Net investment income excluding expense paid directly by the advisor	1.45%	1.05%	4.07%	2.22%	1.29%
Operating expenses excluding expense paid directly by the advisor(e)	1.37%	1.34%	1.29%	1.28%	1.20%
PORTFOLIO TURNOVER RATE	84%	79%	47%	28%	35%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class C was known as the Accessor Growth & Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.94	$14.71	$13.99	$11.61	$18.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.33	0.12	0.69	0.28	0.13
Net realized and unrealized gain/(loss) on investments	1.22	(0.98)	0.74	2.41	(6.61)

Total from Investment Operations	1.55	(0.86)	1.43	2.69	(6.48)

LESS DISTRIBUTIONS:
From investment income	(0.40)	(0.13)	(0.71)	(0.31)	(0.23)
From capital gains	—	(0.78)	—	—	(0.34)

Total Distributions	(0.40)	(0.91)	(0.71)	(0.31)	(0.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.15	(1.77)	0.72	2.38	(7.05)

NET ASSET VALUE, END OF PERIOD	$14.09	$12.94	$14.71	$13.99	$11.61

TOTAL RETURN	12.09%	(5.82)%	10.25%	23.35%	(35.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,408	$7,853	$12,728	$12,610	$12,597
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.37%	0.86%	4.87%	2.26%	0.86%
Operating expenses including expense paid directly by the advisor(d)	0.76%	0.71%	0.68%	0.68%	0.70%
Net investment income excluding expense paid directly by the advisor	2.26%	0.72%	4.73%	2.16%	0.86%
Operating expenses excluding expense paid directly by the advisor(d)	0.87%	0.85%	0.82%	0.78%	0.70%
PORTFOLIO TURNOVER RATE	89%	84%	70%	32%	31%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	143	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.94	$14.72	$14.00	$11.61	$18.68
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.39	0.19	0.72	0.36	0.21
Net realized and unrealized gain/(loss) on investments	1.24	(0.98)	0.78	2.40	(6.64)

Total from Investment Operations	1.63	(0.79)	1.50	2.76	(6.43)

LESS DISTRIBUTIONS:
From investment income	(0.48)	(0.21)	(0.78)	(0.37)	(0.30)
From capital gains	—	(0.78)	—	—	(0.34)

Total Distributions	(0.48)	(0.99)	(0.78)	(0.37)	(0.64)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.15	(1.78)	0.72	2.39	(7.07)

NET ASSET VALUE, END OF PERIOD	$14.09	$12.94	$14.72	$14.00	$11.61

TOTAL RETURN	12.73%	(5.39)%	10.79%	24.04%	(35.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$13,631	$24,550	$44,027	$50,952	$39,210
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.85%	1.28%	5.06%	2.95%	1.35%
Operating expenses including expense paid directly by the advisor(d)	0.26%	0.21%	0.18%	0.18%	0.20%
Net investment income excluding expense paid directly by the advisor	2.73%	1.14%	4.92%	2.85%	1.35%
Operating expenses excluding expense paid directly by the advisor(d)	0.38%	0.35%	0.32%	0.28%	0.20%
PORTFOLIO TURNOVER RATE	89%	84%	70%	32%	31%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.94	$14.72	$13.99	$11.61	$18.67
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.38	0.17	0.66	0.31	0.15
Net realized and unrealized gain/(loss) on investments	1.19	(1.01)	0.80	2.40	(6.62)

Total from Investment Operations	1.57	(0.84)	1.46	2.71	(6.47)

LESS DISTRIBUTIONS:
From investment income	(0.43)	(0.16)	(0.73)	(0.33)	(0.25)
From capital gains	—	(0.78)	—	—	(0.34)

Total Distributions	(0.43)	(0.94)	(0.73)	(0.33)	(0.59)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.14	(1.78)	0.73	2.38	(7.06)

NET ASSET VALUE, END OF PERIOD	$14.08	$12.94	$14.72	$13.99	$11.61

TOTAL RETURN(d)	12.25%	(5.73)%	10.48%	23.53%	(35.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$10,553	$12,709	$17,670	$20,268	$17,808
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.78%	1.14%	4.61%	2.52%	0.99%
Operating expenses including expense paid directly by the advisor(e)	0.61%	0.56%	0.53%	0.53%	0.55%
Net investment income excluding expense paid directly by the advisor	2.67%	1.00%	4.47%	2.42%	0.99%
Operating expenses excluding expense paid directly by the advisor(e)	0.72%	0.70%	0.67%	0.63%	0.55%
PORTFOLIO TURNOVER RATE	89%	84%	70%	32%	31%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund Class A was known as the Accessor Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	145	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.83	$14.63	$13.92	$11.55	$18.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.27	0.07	0.56	0.23	0.05
Net realized and unrealized gain/(loss) on investments	1.21	(0.99)	0.78	2.39	(6.58)

Total from Investment Operations	1.48	(0.92)	1.34	2.62	(6.53)

LESS DISTRIBUTIONS:
From investment income	(0.35)	(0.10)	(0.63)	(0.25)	(0.15)
From capital gains	—	(0.78)	—	—	(0.34)

Total Distributions	(0.35)	(0.88)	(0.63)	(0.25)	(0.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.13	(1.80)	0.71	2.37	(7.02)

NET ASSET VALUE, END OF PERIOD	$13.96	$12.83	$14.63	$13.92	$11.55

TOTAL RETURN(d)	11.57%	(6.31)%	9.67%	22.79%	(35.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$14,018	$20,321	$27,871	$30,775	$26,814
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.00%	0.50%	3.97%	1.88%	0.34%
Operating expenses including expense paid directly by the advisor(e)	1.26%	1.21%	1.18%	1.18%	1.20%
Net investment income excluding expense paid directly by the advisor	1.89%	0.36%	3.83%	1.78%	0.34%
Operating expenses excluding expense paid directly by the advisor(e)	1.37%	1.35%	1.32%	1.28%	1.20%
PORTFOLIO TURNOVER RATE	89%	84%	70%	32%	31%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund Class C was known as the Accessor Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26	$14.93	$14.39		$12.60	$16.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.35	0.41	0.58		0.45	0.44
Net realized and unrealized gain/(loss) on investments	1.05	(0.58)	0.55		1.80	(3.47)

Total from Investment Operations	1.40	(0.17)	1.13		2.25	(3.03)

LESS DISTRIBUTIONS:
From investment income	(0.42)	(0.45)	(0.59)		(0.46)	(0.49)
From capital gains	—	(0.05)	(0.00	)(d)	—	(0.09)

Total Distributions	(0.42)	(0.50)	(0.59)		(0.46)	(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(0.67)	0.54		1.79	(3.61)

NET ASSET VALUE, END OF PERIOD	$15.24	$14.26	$14.93		$14.39	$12.60

TOTAL RETURN	9.88%	(1.17)%	7.96%		18.08%	(18.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,224	$2,918	$4,821		$4,725	$3,445
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.33%	2.73%	3.96%		3.40%	3.00%
Operating expenses including expense paid directly by the advisor(e)	0.69%	0.68%	0.69%		0.75%	0.78%
Net investment income excluding expense paid directly by the advisor	2.23%	2.63%	3.86%		3.32%	3.00%
Operating expenses excluding expense paid directly by the advisor(e)	0.79%	0.78%	0.79%		0.83%	0.78%
PORTFOLIO TURNOVER RATE	83%	95%	53%		25%	20%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010 the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	147	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.27	$14.94	$14.41		$12.61	$16.22
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.50	0.54	0.68		0.52	0.52
Net realized and unrealized gain/(loss) on investments	0.98	(0.63)	0.51		1.80	(3.47)

Total from Investment Operations	1.48	(0.09)	1.19		2.32	(2.95)

LESS DISTRIBUTIONS:
From investment income	(0.50)	(0.53)	(0.66)		(0.52)	(0.57)
From capital gains	—	(0.05)	(0.00	)(d)	—	(0.09)

Total Distributions	(0.50)	(0.58)	(0.66)		(0.52)	(0.66)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(0.67)	0.53		1.80	(3.61)

NET ASSET VALUE, END OF PERIOD	$15.25	$14.27	$14.94		$14.41	$12.61

TOTAL RETURN	10.45%	(0.66)%	8.42%		18.83%	(18.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$59,663	$54,211	$49,947		$40,855	$24,869
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.32%	3.64%	4.60%		3.90%	3.63%
Operating expenses including expense paid directly by the advisor(e)	0.19%	0.18%	0.19%		0.25%	0.29%
Net investment income excluding expense paid directly by the advisor	3.22%	3.53%	4.50%		3.82%	3.63%
Operating expenses excluding expense paid directly by the advisor(e)	0.29%	0.29%	0.29%		0.33%	0.29%
PORTFOLIO TURNOVER RATE	83%	95%	53%		25%	20%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010 the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.25	$14.92	$14.39		$12.60	$16.20
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.43	0.42	0.58		0.46	0.48
Net realized and unrealized gain/(loss) on investments	0.99	(0.57)	0.56		1.81	(3.48)

Total from Investment Operations	1.42	(0.15)	1.14		2.27	(3.00)

LESS DISTRIBUTIONS:
From investment income	(0.44)	(0.47)	(0.61)		(0.48)	(0.51)
From capital gains	—	(0.05)	(0.00	)(d)	—	(0.09)

Total Distributions	(0.44)	(0.52)	(0.61)		(0.48)	(0.60)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(0.67)	0.53		1.79	(3.60)

NET ASSET VALUE, END OF PERIOD	$15.23	$14.25	$14.92		$14.39	$12.60

TOTAL RETURN(e)	10.07%	(1.02)%	8.05%		18.35%	(18.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,085	$1,206	$2,745		$3,118	$2,590
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.88%	2.80%	3.96%		3.48%	3.28%
Operating expenses including expense paid directly by the advisor(f)	0.54%	0.53%	0.53%		0.61%	0.63%
Net investment income excluding expense paid directly by the advisor	2.78%	2.70%	3.85%		3.41%	3.28%
Operating expenses excluding expense paid directly by the advisor(f)	0.64%	0.63%	0.64%		0.68%	0.63%
PORTFOLIO TURNOVER RATE	83%	95%	53%		25%	20%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010 the Forward Income & Growth Fund Class A was known as the Accessor Income & Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	149	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.21	$14.88	$14.35		$12.57	$16.16
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.32	0.37	0.50		0.37	0.38
Net realized and unrealized gain/(loss) on investments	0.99	(0.61)	0.54		1.80	(3.46)

Total from Investment Operations	1.31	(0.24)	1.04		2.17	(3.08)

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.38)	(0.51)		(0.39)	(0.42)
From capital gains	—	(0.05)	(0.00	)(d)	—	(0.09)

Total Distributions	(0.34)	(0.43)	(0.51)		(0.39)	(0.51)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.97	(0.67)	0.53		1.78	(3.59)

NET ASSET VALUE, END OF PERIOD	$15.18	$14.21	$14.88		$14.35	$12.57

TOTAL RETURN(e)	9.31%	(1.65)%	7.37%		17.54%	(19.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,066	$5,597	$6,744		$6,387	$6,258
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.14%	2.51%	3.44%		2.82%	2.60%
Operating expenses including expense paid directly by the advisor(f)	1.19%	1.18%	1.19%		1.26%	1.28%
Net investment income excluding expense paid directly by the advisor	2.04%	2.40%	3.34%		2.75%	2.60%
Operating expenses excluding expense paid directly by the advisor(f)	1.29%	1.29%	1.29%		1.33%	1.28%
PORTFOLIO TURNOVER RATE	83%	95%	53%		25%	20%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010 the Forward Income & Growth Fund Class C was known as the Accessor Income & Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	150	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.50	$14.39	$13.99	$12.76	$14.43
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.67	0.62	0.50	0.60	0.63
Net realized and unrealized gain/(loss) on investments	0.88	0.12	0.40	1.23	(1.66)

Total from Investment Operations	1.55	0.74	0.90	1.83	(1.03)

LESS DISTRIBUTIONS:
From investment income	(0.72)	(0.63)	(0.50)	(0.60)	(0.64)

Total Distributions	(0.72)	(0.63)	(0.50)	(0.60)	(0.64)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.83	0.11	0.40	1.23	(1.67)

NET ASSET VALUE, END OF PERIOD	$15.33	$14.50	$14.39	$13.99	$12.76

TOTAL RETURN	11.04%	5.26%	6.48%	14.58%	(7.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,381	$2,289	$2,423	$2,040	$2,035
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.53%	4.30%	3.51%	4.45%	4.62%
Operating expenses including expense paid directly by the advisor(e)	1.07%	0.97%	0.91%	0.97%	0.95%
Net investment income excluding expense paid directly by the advisor	4.43%	4.19%	3.39%	4.37%	4.62%
Operating expenses excluding expense paid directly by the advisor(e)	1.17%	1.08%	1.02%	1.05%	0.95%
PORTFOLIO TURNOVER RATE	135%	38%	33%	27%	46%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	151	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.51	$14.40	$14.00	$12.77	$14.45
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.75	0.70	0.57	0.66	0.69
Net realized and unrealized gain/(loss) on investments	0.89	0.12	0.40	1.24	(1.66)

Total from Investment Operations	1.64	0.82	0.97	1.90	(0.97)

LESS DISTRIBUTIONS:
From investment income	(0.80)	(0.71)	(0.57)	(0.67)	(0.71)

Total Distributions	(0.80)	(0.71)	(0.57)	(0.67)	(0.71)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.84	0.11	0.40	1.23	(1.68)

NET ASSET VALUE, END OF PERIOD	$15.35	$14.51	$14.40	$14.00	$12.77

TOTAL RETURN	11.59%	5.79%	7.01%	15.14%	(6.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,497	$11,545	$14,772	$13,880	$10,464
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	5.06%	4.81%	3.98%	4.91%	5.09%
Operating expenses including expense paid directly by the advisor(e)	0.57%	0.47%	0.40%	0.46%	0.46%
Net investment income excluding expense paid directly by the advisor	4.96%	4.69%	3.86%	4.83%	5.09%
Operating expenses excluding expense paid directly by the advisor(e)	0.67%	0.59%	0.52%	0.55%	0.46%
PORTFOLIO TURNOVER RATE	135%	38%	33%	27%	46%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	152	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.51	$14.39	$13.99	$12.77	$14.44
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.85	0.66	0.54	0.63	0.69
Net realized and unrealized gain/(loss) on investments	0.74	0.13	0.39	1.22	(1.68)

Total from Investment Operations	1.59	0.79	0.93	1.85	(0.99)

LESS DISTRIBUTIONS:
From investment income	(0.76)	(0.67)	(0.53)	(0.63)	(0.68)

Total Distributions	(0.76)	(0.67)	(0.53)	(0.63)	(0.68)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.83	0.12	0.40	1.22	(1.67)

NET ASSET VALUE, END OF PERIOD	$15.34	$14.51	$14.39	$13.99	$12.77

TOTAL RETURN(e)	11.25%	5.59%	6.75%	14.86%	(7.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$693	$274	$830	$726	$997
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	5.73%	4.50%	3.79%	4.69%	5.03%
Operating expenses including expense paid directly by the advisor(f)	0.77%	0.70%	0.66%	0.71%	0.71%
Net investment income excluding expense paid directly by the advisor	5.62%	4.38%	3.67%	4.62%	5.03%
Operating expenses excluding expense paid directly by the advisor(f)	0.88%	0.82%	0.77%	0.79%	0.71%
PORTFOLIO TURNOVER RATE	135%	38%	33%	27%	46%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Prior to May 1, 2010, the Forward Income Allocation Fund Class A was known as the Accessor Income Allocation Fund A Class.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	153	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$14.47	$14.36	$13.96	$12.74	$14.41
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.62	0.57	0.43	0.54	0.57
Net realized and unrealized gain/(loss) on investments	0.86	0.10	0.40	1.21	(1.67)

Total from Investment Operations	1.48	0.67	0.83	1.75	(1.10)

LESS DISTRIBUTIONS:
From investment income	(0.65)	(0.56)	(0.43)	(0.53)	(0.57)

Total Distributions	(0.65)	(0.56)	(0.43)	(0.53)	(0.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.83	0.11	0.40	1.22	(1.67)

NET ASSET VALUE, END OF PERIOD	$15.30	$14.47	$14.36	$13.96	$12.74

TOTAL RETURN(e)	10.45%	4.76%	5.97%	13.97%	(7.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,775	$5,354	$4,653	$3,839	$2,474
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.22%	3.95%	3.02%	3.99%	4.18%
Operating expenses including expense paid directly by the advisor(f)	1.56%	1.48%	1.41%	1.47%	1.46%
Net investment income excluding expense paid directly by the advisor	4.12%	3.83%	2.91%	3.91%	4.18%
Operating expenses excluding expense paid directly by the advisor(f)	1.66%	1.60%	1.52%	1.55%	1.46%
PORTFOLIO TURNOVER RATE	135%	38%	33%	27%	46%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Prior to May 1, 2010, the Forward Income Allocation Fund Class C was known as the Accessor Income Allocation Fund C Class.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	154	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.54	$14.01	$13.38	$10.93	$19.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.37	0.03	0.61	0.19	(0.01)
Net realized and unrealized gain/(loss) on investments	1.49	(1.12)	0.64	2.50	(7.64)

Total from Investment Operations	1.86	(1.09)	1.25	2.69	(7.65)

LESS DISTRIBUTIONS:
From investment income	(0.45)	(0.05)	(0.62)	(0.24)	(0.11)
From capital gains	—	(0.33)	—	—	(0.37)

Total Distributions	(0.45)	(0.38)	(0.62)	(0.24)	(0.48)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.41	(1.47)	0.63	2.45	(8.13)

NET ASSET VALUE, END OF PERIOD	$13.95	$12.54	$14.01	$13.38	$10.93

TOTAL RETURN	15.05%	(7.72)%	9.28%	24.67%	(40.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,009	$4,800	$7,995	$7,255	$6,920
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including expense paid directly by the advisor	2.74%	0.20%	4.52%	1.61%	(0.09)%
Operating expenses including expense paid directly by the advisor(e)	1.00%	0.85%	0.78%	0.75%	0.75%
Net investment income/(loss) excluding expense paid directly by the advisor	2.62%	0.06%	4.38%	1.51%	(0.09)%
Operating expenses excluding expense paid directly by the advisor(e)	1.12%	0.99%	0.92%	0.85%	0.75%
PORTFOLIO TURNOVER RATE	93%	104%	84%	40%	30%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	155	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.94	$14.39	$13.73	$11.20	$19.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.42	0.06	0.63	0.29	0.07
Net realized and unrealized gain/(loss) on investments	1.58	(1.10)	0.72	2.53	(7.82)

Total from Investment Operations	2.00	(1.04)	1.35	2.82	(7.75)

LESS DISTRIBUTIONS:
From investment income	(0.51)	(0.08)	(0.69)	(0.29)	(0.16)
From capital gains	—	(0.33)	—	—	(0.37)

Total Distributions	(0.51)	(0.41)	(0.69)	(0.29)	(0.53)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.49	(1.45)	0.66	2.53	(8.28)

NET ASSET VALUE, END OF PERIOD	$14.43	$12.94	$14.39	$13.73	$11.20

TOTAL RETURN	15.59%	(7.21)%	9.85%	25.26%	(40.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,562	$11,518	$30,007	$32,953	$25,415
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.03%	0.42%	4.57%	2.40%	0.44%
Operating expenses including expense paid directly by the advisor(e)	0.50%	0.33%	0.27%	0.26%	0.25%
Net investment income excluding expense paid directly by the advisor	2.91%	0.27%	4.43%	2.30%	0.44%
Operating expenses excluding expense paid directly by the advisor(e)	0.62%	0.48%	0.41%	0.36%	0.25%
PORTFOLIO TURNOVER RATE	93%	104%	84%	40%	30%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$14.23	$13.58	$11.09	$19.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.44	0.07	0.54	0.24	0.02
Net realized and unrealized gain/(loss) on investments	1.48	(1.14)	0.75	2.51	(7.75)

Total from Investment Operations	1.92	(1.07)	1.29	2.75	(7.73)

LESS DISTRIBUTIONS:
From investment income	(0.47)	(0.06)	(0.64)	(0.26)	(0.12)
From capital gains	—	(0.33)	—	—	(0.37)

Total Distributions	(0.47)	(0.39)	(0.64)	(0.26)	(0.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.45	(1.46)	0.65	2.49	(8.22)

NET ASSET VALUE, END OF PERIOD	$14.22	$12.77	$14.23	$13.58	$11.09

TOTAL RETURN(e)	15.17%	(7.54)%	9.51%	24.80%	(40.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,150	$4,777	$7,600	$9,027	$7,587
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.18%	0.48%	3.92%	2.01%	0.11%
Operating expenses including expense paid directly by the advisor(f)	0.85%	0.70%	0.62%	0.61%	0.60%
Net investment income excluding expense paid directly by the advisor	3.06%	0.34%	3.78%	1.90%	0.11%
Operating expenses excluding expense paid directly by the advisor(f)	0.97%	0.84%	0.76%	0.71%	0.60%
PORTFOLIO TURNOVER RATE	93%	104%	84%	40%	30%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class A was known as the Accessor Aggressive Growth Allocation Fund A Class.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	157	December 31, 2012

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2012(b)	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$12.23	$13.71		$13.16	$10.78	$18.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.32	(0.00	)(e)	0.42	0.15	(0.08)
Net realized and unrealized gain/(loss) on investments	1.44	(1.11)		0.73	2.44	(7.55)

Total from Investment Operations	1.76	(1.11)		1.15	2.59	(7.63)

LESS DISTRIBUTIONS:
From investment income	(0.41)	(0.04)		(0.60)	(0.21)	(0.08)
From capital gains	—	(0.33)		—	—	(0.37)

Total Distributions	(0.41)	(0.37)		(0.60)	(0.21)	(0.45)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.35	(1.48)		0.55	2.38	(8.08)

NET ASSET VALUE, END OF PERIOD	$13.58	$12.23		$13.71	$13.16	$10.78

TOTAL RETURN(f)	14.48%	(8.13)%		8.81%	23.95%	(41.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,554	$4,394		$5,806	$7,086	$5,944
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including expense
paid directly by the advisor	2.43%	(0.00	)%(g)	3.16%	1.36%	(0.56)%
Operating expenses including expense paid directly by the advisor(h)	1.50%	1.36%		1.27%	1.26%	1.25%
Net investment income/(loss) excluding expense paid directly by the advisor	2.31%	(0.14)%		3.02%	1.25%	(0.56)%
Operating expenses excluding expense paid directly by the advisor(h)	1.62%	1.50%		1.41%	1.36%	1.25%
PORTFOLIO TURNOVER RATE	93%	104%		84%	40%	30%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class C was known as the Accessor Aggressive Growth Allocation Fund C Class.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Total return does not reflect the effect of sales charges.

(g) Amount represents less than 0.01%.

(h) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2012	158	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2012, the Trust has 34 registered funds. This annual report describes 12 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Extended MarketPlus Fund (“Extended MarketPlus Fund”), the Forward Frontier Strategy Fund (“Frontier Strategy Fund”), the Forward High Yield Bond Fund (“High Yield Bond Fund”), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”), the Forward Strategic Alternatives Fund (“Strategic Alternatives Fund”), the Forward U.S. Government Money Fund (“U.S. Government Money Fund”). The Forward Balanced Allocation Fund (“Balanced Allocation Fund”), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”), the Forward Growth Allocation Fund (“Growth Allocation Fund”), the Forward Income & Growth Allocation Fund (“Income & Growth Allocation Fund”),the Forward Income Builder Fund (“Income Builder Fund”) (prior to May 1, 2012, known as the Forward Income Allocation Fund) and the Forward Multi-Strategy Fund (“Multi-Strategy Fund”) (prior to December 3, 2012, known as the Forward Aggressive Growth Allocation Fund) (collectively, the “Allocation Funds”).

The Extended MarketPlus Fund seeks capital growth and invests primarily in synthetics or other instruments that have similar economic characteristics to common stocks of small and medium capitalization issuers. The Frontier Strategy Fund seeks capital growth and invests primarily in securities with exposure to the returns of frontier markets (i.e., markets of smaller, less accessible, but still investable, countries of the developing world), and will primarily invest directly or indirectly in Structured Products, exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), depositary receipts, and securities of companies in frontier market countries to obtain such exposure. The High Yield Bond Fund seeks high current income and invests primarily in lower-rated bonds. The Investment Grade Fixed-Income Fund seeks generation of current income and invests primarily in investment-grade, debt securities or synthetic or other instruments that have similar economic characteristics to investment-grade debt securities. The Strategic Alternatives Fund seeks to provide long-term capital appreciation and income and invests primarily in alternative asset classes such as real estate-related securities, commodity-related securities and currencies and other securities that exhibit low historical correlations with global stock and bond markets. The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity and invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, or in repurchase agreements secured by such instruments. The Balanced Allocation Fund is a “fund of funds” and seeks moderate current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth & Income Allocation Fund is a “fund of funds” and seeks moderate potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth Allocation Fund is a “fund of funds” and seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Income & Growth Allocation Fund is a “fund of funds” and seeks high current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of

159	December 31, 2012

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funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, and international equity. The Income Builder Fund is a “fund of funds” and seeks high current income and some stability of principal and invests primarily in combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. The Multi-Strategy Fund is a “fund of funds” and seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income and money market.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Class M and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Allocation Funds are “fund of funds” that primarily invest in a combination of other Forward Funds in the Trust (“Underlying Funds”) to gain exposure to a particular portion of the market rather than purchasing securities directly. Investments in the Underlying Funds expose the Allocation Funds to all of the risks of the Underlying Funds and in general, subjects it to a pro rata portion of the Underlying Funds’ fees and expenses.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds and affiliated investment companies held by the Allocation Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2012.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value, in accordance with procedures established by, and under the general supervision of the Board of Trustees.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if

December 31, 2012	160

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the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the independent pricing services do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts may be valued by the structuring firm or Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor”) and such structured notes may be valued by the issuer or the Advisor.

Futures and options on futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures and options on futures contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from a independent pricing service or one or more dealers that make markets in such securities, or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees. Certain Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the

161	December 31, 2012

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Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO

December 31, 2012	162

Notes to Financial Statements

securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery

163	December 31, 2012

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taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Each Fund may enter into to-be-announced (“TBA”) sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in Mortgage-Related and Other Asset-Backed Securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the

December 31, 2012	164

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issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, LLC (“Forward Management”) or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of December 31, 2012, the U.S. Government Money Fund held repurchase agreements and has disclosed the details in the Portfolio of Investments. No other Funds held repurchase agreements at December 31, 2012.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2012, the Funds held no securities sold short.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of IO and PO stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

165	December 31, 2012

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Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

When-Issued and Delayed-Delivery Transactions: Certain Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an

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indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in the Underlying Funds are valued at their NAV daily and are classified as Level 1 prices.

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved an independent pricing service which calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Extended MarketPlus Fund
Exchange-Traded Funds	$21,643,666	—	—	$21,643,666
Agency Pass-Through Securities(a)	—	$6,133,440	—	6,133,440

Total	$21,643,666	$6,133,440	—	$27,777,106

Frontier Strategy Fund
Common Stocks(a)	$391,937	—	—	$391,937
Agency Pass-Through Securities(a)	—	$21,099,521	—	21,099,521
Corporate Bonds(a)	—	13,016,674	—	13,016,674
Municipal Bonds	—	2,053,826	—	2,053,826
U.S. Treasury Bonds & Notes	—	11,578,128	—	11,578,128

Total	$391,937	$47,748,149	—	$48,140,086

High Yield Bond Fund
Corporate Bonds(a)	—	$128,782,817	—	$128,782,817
Municipal Bonds	—	1,048,710	—	1,048,710

Total	—	$129,831,527	—	$129,831,527

Investment Grade Fixed-Income Fund
Agency Pass-Through Securities(a)	—	$5,829,412	—	$5,829,412
Asset-Backed Securities	—	1,930,487	$9,958	1,940,445
Collateralized Mortgage Obligations	—	2,359,057	—	2,359,057
Corporate Bonds
Industrial-Other	—	—	59,217	59,217
Other(a)	—	15,437,673	—	15,437,673
Foreign Government Obligations	—	1,053,345	—	1,053,345
Municipal Bonds	—	5,801,150	—	5,801,150
U.S. Government Agency Securities(a)	—	14,355,747	—	14,355,747
Short-Term Securities	—	755,452	—	755,452

Total	—	$47,522,323	$69,175	$47,591,498

167	December 31, 2012

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Strategic Alternatives Fund
Exchange-Traded Funds	$25,685,294	—	—	$25,685,294
Agency Pass-Through Securities(a)	—	$4,382,825	—	4,382,825
Corporate Bonds(a)	—	5,655,642	—	5,655,642

Total	$25,685,294	$10,038,467	—	$35,723,761

U.S. Government Money Fund
U.S. Agency Bonds(a)	—	$7,236,830	—	$7,236,830
Other Commercial Paper(a)	—	15,000,000	—	15,000,000
Repurchase Agreements	—	78,000,000	—	78,000,000

Total	—	$100,236,830	—	$100,236,830

Balanced Allocation Fund
Affiliated Investment Companies	$42,365,849	—	—	$42,365,849
Exchange-Traded Funds	1,543,492	—	—	1,543,492

Total	$43,909,341	—	—	$43,909,341

Growth & Income Allocation Fund
Affiliated Investment Companies	$44,882,761	—	—	$44,882,761
Exchange-Traded Funds	2,328,919	—	—	2,328,919

Total	$47,211,680	—	—	$47,211,680

Growth Allocation Fund
Affiliated Investment Companies	$40,232,063	—	—	$40,232,063
Exchange-Traded Funds	2,518,613	—	—	2,518,613

Total	$42,750,676	—	—	$42,750,676

Income & Growth Allocation Fund
Affiliated Investment Companies	$62,691,372	—	—	$62,691,372
Exchange-Traded Funds	1,523,681	—	—	1,523,681

Total	$64,215,053	—	—	$64,215,053

Income Builder Fund
Affiliated Investment Companies	$17,592,639	—	—	$17,592,639

Total	$17,592,639	—	—	$17,592,639

Multi-Strategy Fund
Affiliated Investment Companies	$17,551,690	—	—	$17,551,690

Total	$17,551,690	—	—	$17,551,690

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Extended MarketPlus Fund
Assets
Total Return Swap Contracts	—	$4,162,202	—	$4,162,202

Total	—	$4,162,202	—	$4,162,202

December 31, 2012	168

Notes to Financial Statements

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Frontier Strategy Fund
Assets
Total Return Swap Contracts	—	$903,266	—	$903,266
Liabilities
Total Return Swap Contracts		(157,115)		(157,115)

Total	—	$746,151	—	$746,151

Investment Grade Fixed-Income Fund
Assets
TBA Purchase Commitments		$3,209,453		$3,209,453
Liabilities
TBA Sales Commitments	—	(5,317,657)	—	(5,317,657)
Future Contracts	$(6,648)	—	—	(6,648)

Total	$(6,648)	$(2,108,204)	—	$(2,114,852)

Strategic Alternatives Fund
Assets
Futures Contracts	$37,899	—	—	$37,899
Total Return Swap Contracts		$93,440		93,440
Liabilities
Total Return Swap Contracts	—	(101,400)	—	(101,400)

Total	$37,899	$(7,960)	—	$29,939

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as swap contracts, TBA purchase and sale commitments and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. During the year ended December 31, 2012 there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Grade Fixed-Income Fund	Asset-Backed Securities	Corporate Bonds
Balance as of December 31, 2011	$10,250	$59,527
Accrued discounts/premiums	—	66,106
Realized gain/(loss)(a)	—	—
Change in unrealized appreciation/(depreciation)(a)	(292)	(66,416)
Purchases	—	—
Sales proceeds	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of December 31, 2012	$9,958	$59,217

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at December 31, 2012	$(292)	$(66,416)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

For the year ended December 31, 2012, the other Funds did not have unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

169	December 31, 2012

Notes to Financial Statements

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and

December 31, 2012	170

Notes to Financial Statements

time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2012, the Investment Grade Fixed-Income Fund and the Strategic Alternatives Fund had futures contracts outstanding with an unrealized gain/(loss) of $(6,648) and $37,899, respectively. No other Funds held futures contracts at December 31, 2012.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. No Funds held purchased or written options at December 31, 2012.

171	December 31, 2012

Notes to Financial Statements

Written option activity for the year ended December 31, 2012 were as follows:

Strategic Alternatives Fund

	WRITTEN CALL OPTIONS
	NUMBER OF CONTRACTS	PREMIUMS
Outstanding as of December 31, 2011	$0	$0

Options written	2,000	$(251,260)
Options expired	(2,000)	251,260
Exercised or closed	0	0

Outstanding as of December 31, 2012	$0	$0

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities,

December 31, 2012	172

Notes to Financial Statements

defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

173	December 31, 2012

Notes to Financial Statements

During the year ended December 31, 2012, the Extended MarketPlus Fund, the Frontier Strategy Fund and the Strategic Alternatives Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at December 31, 2012 are disclosed in the Portfolio of Investments.

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2012(a):

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Extended MarketPlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$4,162,202		—

Total		$4,162,202		—

Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$903,266	Unrealized loss on swap contracts	$157,115

Total		$903,266		$157,115

Investment Grade Fixed-Income Fund
Interest Rate Contracts (Futures Contracts)		—	Variation margin payable	$6,648

Total		—		$6,648

Strategic Alternatives Fund
Foreign Exchange Rate Contracts (Futures Contracts)	Variation margin receivable	$37,899		—
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	93,440	Unrealized loss on swap contracts	$101,400

Total		$131,339		$101,400

(a) For open derivative instruments as of December 31, 2012, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2012.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2012:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Extended MarketPlus Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments / Net change in unrealized appreciation/(depreciation) on investments	$(261,801)	$0
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts	151,451	—
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	16,771,159	(2,281,417)

Total		$16,660,809	$(2,281,417)

December 31, 2012	174

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$4,218,261	$569,865

Total		$4,218,261	$569,865

Investment Grade Fixed-Income Fund
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(16,648)	$(44,870)

Total		$(16,648)	$(44,870)

Strategic Alternatives Fund
Equity Contracts (Options Purchased)	Net realized gain/(loss) on investments /Net change in unrealized appreciation on investments	$101,020	$0
Equity Contracts (Options Written)	Net realized loss on option contracts	(285,186)	—
Foreign Exchange Rate Contracts (Futures Contracts)	Net realized loss on futures contracts / Net change in unrealized appreciation/(depreciation) on futures contracts	(50,599)	37,899
Equity Contracts (Swap Contracts)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(597,755)	(492,167)

Total		$(832,520)	$(454,268)

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. The Funds held no warrants as of December 31, 2012.

Cash Management Transactions: During the period from January 1, 2012 to November 26, 2012, the Funds

175	December 31, 2012

Notes to Financial Statements

may have subscribed to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically swept the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, were subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed was borne by the Funds. Balances in the CMS were accounted for on a cost basis.

Effective November 27, 2012, the Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Investment in the Forward U.S. Government Money Fund: The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class Z of the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) to seek current income while preserving liquidity. The U.S. Government Money Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. When applicable, the Funds’ investment in the U.S. Government Money Fund is included in the Portfolio of Investments. Shares of the U.S. Government Money Fund are valued at their net asset value per share. As a shareholder, the Funds’ are subject to the proportional share of the U.S. Government Money Fund Class Z expenses, including its management fee. The Advisor will waive fees and/or reimburse expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in the U.S. Government Money Fund.

The Funds that invested in the U.S. Government Money Fund – Class Z shares during the year ended December 31, 2012, were as follows:

FUND	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	INCOME
Extended MarketPlus Fund	—	10,000,000	(10,000,000)	—	—	$6
Strategic Alternatives Fund	—	10,000,000	(10,000,000)	—	—	134

Total					—	$140

During the year ended December 31, 2012, the Advisor waived fees and/or reimbursed the following Funds for the U.S. Government Money Fund management fees:

FUND	WAIVED FEES
Extended MarketPlus Fund	$44
Strategic Alternatives Fund	985

Total	$1,029

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Extended MarketPlus Fund, the Frontier Strategy Fund and the Strategic Alternatives Fund; quarterly for the Growth & Income Allocation Fund, the Growth Allocation Fund and the Multi-Strategy Fund; monthly for the Balanced Allocation Fund, the High Yield Bond Fund, the Income & Growth Allocation

December 31, 2012	176

Notes to Financial Statements

Fund, the Income Builder Fund and the Investment Grade Fixed-Income Fund; and declared daily and paid monthly for the U.S. Government Money Fund. For all Funds, net realized capital gains, if any, are distributed annually. There is no guarantee that the companies held by the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITS held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of December 31, 2012, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other

177	December 31, 2012

Notes to Financial Statements

than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: During the period from January 1, 2012 to October 15, 2012, certain Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2012 are recorded in the Statement of Operations. Effective October 16, 2012, the Funds terminated their participation in Reflow.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2012, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Extended MarketPlus Fund	0.50%(a)

Frontier Strategy Fund	0.85%

High Yield Bond Fund	0.25%

Investment Grade Fixed-Income Fund	0.25%

Strategic Alternatives Fund	0.70%

U.S. Government Money Fund	0.08%(b)

Balanced Allocation Fund	0.10%(c)

Growth & Income Allocation Fund	0.10%(c)

Growth Allocation Fund	0.10%(c)

Income & Growth Allocation Fund	0.10%(c)

December 31, 2012	178

Notes to Financial Statements

FUND	ADVISORY FEE
Income Builder Fund	0.10%(c)

Multi-Strategy Fund	0.10%(c)

(a) Prior to November 1, 2012, the Advisory Fee for the Forward Extended MarketPlus Fund was 0.60% annually on the Fund’s average daily net assets.

(b) Effective April 4, 2011, in an attempt to enhance the yield of the U.S. Government Money Fund, Forward Management, the Fund’s investment advisor, has agreed to waive its management fee to the extent necessary in order to maintain the Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Any such waiver of the management fee is voluntary and may be revised or terminated by Forward Management at any time without notice. There is no guarantee that the Fund will be able to maintain a current yield at or above 0.01%. For the year ended December 31, 2012, the management fee waivers are recorded in the Statement of Operations.

(c) Forward Management has contractually agreed to waive its investment management fee until April 30, 2013 and reimburse the Allocation Funds’ transfer agent fees until April 30, 2012. The waivers for the investment management fees and the transfer agent fees are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2012 were paid by the Underlying Funds.

The Trust and Forward Management have entered into investment sub-advisory agreements with First Western Capital Management Company (“First Western”) for the High Yield Bond Fund and Pacific Investment Management Company LLC (“PIMCO”) for the Investment Grade Fixed-Income Fund (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from the Trust calculated daily and payable monthly at the following annual rates, as of December 31, 2012, based on each Fund’s average daily net assets:

FUND	SUB-ADVISORY FEE
High Yield Bond Fund	0.25%

Investment Grade Fixed-Income Fund	0.25%

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	CLASS C	CLASS M	CLASS Z	END DATE

Extended MarketPlus Fund (a)	1.25%	0.85%	N/A	N/A	0.75%	April 30, 2013
Frontier Strategy Fund (b)	1.49%	1.19%	N/A	1.19%	1.09%	April 30, 2013

(a) Prior to November 1, 2012, the Extended MarketPlus Fund had no expense limitation agreement with Forward Management. Effective November 30, 2012, Class C shares of the Fund were terminated and converted to Investor Class shares.

(b) Prior to June 8, 2012, the Frontier Strategy Fund had no expense limitation agreement with Forward Management.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred, or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

179	December 31, 2012

Notes to Financial Statements

For the year ended December 31, 2012, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Extended MarketPlus Fund
Investor Class	$43	$0	$43
Institutional Class	87	0	87
Class C(a)	1	0	1
Class Z	98	0	98
Frontier Strategy Fund
Investor Class	500	0	500
Institutional Class	9,205	0	9,205
Class M	1	0	1
Class Z	1,432	0	1,432

(a) Effective November 30, 2012, Class C shares of the Extended MarketPlus Fund were terminated and converted to Investor Class shares.

As of December 31, 2012, the balances of recoupable expenses for each Fund were as follows:

FUND	2012	TOTAL
Extended MarketPlus Fund
Investor Class	$43	$43
Institutional Class	87	87
Class Z	98	98
Frontier Strategy Fund
Investor Class	500	500
Institutional Class	9,205	9,205
Class M	1	1
Class Z	1,432	1,432

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares of the Allocation Funds (except the Income Builder Fund), up to 0.25% of the Fund’s average daily net assets attributable to Class A shares of the U.S. Government Money Fund and the Income Builder Fund, and up to 0.75% of each Fund’s average daily net assets attributable to Class C shares.

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to the Investor Class shares of each Fund (with the exception of the Frontier Strategy Fund and the Strategic Alternatives Fund). Pursuant to the Shareholder Services Plan, the Trust will pay independent service organizations who provide administrative and support services. The amounts payable to service organizations under the Shareholder Services Plan for these expenses on an annual basis is up to 0.25% of the average daily net assets of each Fund attributable to Investor Class shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under the Funds’ Distribution and Shareholder Services Plan.

The Frontier Strategy Fund and the Strategic Alternatives Fund have adopted a Shareholder Services Plan that may be used to pay Shareholder Servicing fees at an annual rate of up to 0.15% of each Fund’s average daily net assets attributable to Investor Class and Class M shares. The other Funds (except the Allocation Funds) have adopted a Shareholder Services Plan that may be used to pay Shareholder Servicing fees at an annual rate of up to 0.10% of each Fund’s average daily net assets attributable to Institutional Class shares and up to 0.25% of each Fund’s average daily net assets attributable to Class C shares.

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the U.S. Government Money Fund to assist the U.S. Government Money Fund’s efforts to maintain a $1.00 net asset value per share. Effective April 1, 2009, the Board of Trustees temporarily eliminated Rule 12b-1 fees for the Investor Class, Class A and Class C shares of the U.S. Government Money Fund, and the Shareholder Services fees for the Investor Class and Class C shares of the Fund. Any reduction and/or elimination of the U.S. Government Money Fund’s Rule 12b-1 fees may be reinstated by the Board at any time.

The expenses of the Funds’ Distribution Plans and Shareholder Services Plan are reflected as distribution and shareholder service fees in the Statement of Operations.

December 31, 2012	180

Notes to Financial Statements

U.S. Government Money Fund Administrative Plan: The U.S. Government Money Fund has adopted an Administrative Plan with respect to its Institutional Class, Investor Class, Class A and Class C shares. Pursuant to the Administrative Plan, the U.S. Government Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The amount payable to Forward Management is up to 0.25% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the Fund, respectively; provided, however, that the Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Distribution and Shareholder Services Plans or any non-distribution related amounts for the Investor Class shares that will be allocated under the Fund’s Administrative Plan. Effective May 1, 2012 through April 30, 2013, Forward Management has entered into an agreement with the Fund to contractually waive the Administrative Plan fees totaling 0.25% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares of the U.S. Government Money Fund.

Effective May 1, 2011 through April 30, 2012, Forward Management voluntarily waived the Administrative Plan fees totaling 0.15% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares of the U.S. Government Money Fund.

The expenses of the U.S. Government Money Fund’s Administrative Plan are reflected as administrative fees in the Statement of Operations.

Distributor, Administrator, Transfer Agent & Custodian:

Effective April 16, 2012, Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. Prior to April 16, 2012, ALPS Distributors, Inc. served as the Funds’ distributor.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

Citibank is the Funds’ custodian. Prior to November 27, 2012, BBH was the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2012, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds will pay each Independent Trustee a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee will receive no compensation from the Funds. In addition, Independent Trustees members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability

181	December 31, 2012

Notes to Financial Statements

arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2012, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Extended MarketPlus Fund
Investor Class	E*Trade Clearing LLC	27.61%
	National Financial Services Corp.	26.38%
	NFP Securities, Inc	12.63%
	Wells Fargo Investments, LLC	10.92%

Institutional Class	Edgewood Services	52.85%
	Charles Schwab & Co., Inc.	24.50%

Class Z	Gerlach & Co., LLC	100.00%

Frontier Strategy Fund
Investor Class	Forward Management, LLC	63.61%
	National Financial Services Corp.	23.25%
	Charles Schwab & Co., Inc.	5.84%

Institutional Class	Charles Schwab & Co., Inc.	59.32%
	BMO Harris Bank NA (M&I Trust)	17.86%
	TD Ameritrade, Inc.	11.42%
	Mid Atlantic Capital Corp	9.43%

Class M	Forward Management, LLC	100.00%

Class Z	Gerlach & Co., LLC	100.00%

High Yield Bond Fund
Investor Class	Genworth Financial Trust	77.72%
	National Financial Services Corp.	7.26%
	Pershing LLC	6.91%

Institutional Class	BMO Harris Bank NA (M&I Trust)	32.65%
	Charles Schwab & Co., Inc.	22.05%
	MSCS Financial Services Trust	20.56%
	National Financial Services Corp.	8.67%

FUND	NAME	PERCENTAGE
High Yield Bond Fund (continued)
Class C	Wells Fargo Investments, LLC	26.24%
	Pershing LLC	24.92%
	National Financial Services Corp.	12.41%
	LPL Financial Services	12.18%
	Merrill Lynch Pierce Fenner & Smith	11.21%

Class Z	Gerlach & Co., LLC	100.00%

Investment Grade Fixed-Income Fund
Investor Class	National Financial Services Corp.	62.53%
	Pershing LLC	19.37%
	Peoples Bank Asset Management & Trust Services	5.61%

Institutional Class	LPL Financial Services	46.28%
	HillsTrust	18.17%
	Charles Schwab & Co., Inc.	7.88%
	Orrstown Bank	6.99%

Class Z	Gerlach & Co., LLC	100.00%

Strategic Alternatives Fund
Investor Class	Charles Schwab & Co., Inc.	68.51%
	National Financial Services Corp.	27.29%

Institutional Class	BMO Harris Bank NA (M&I Trust)	57.35%
	Mid Atlantic Capital Corp	40.06%

Class Z	Gerlach & Co., LLC	100.00%

U.S. Government Money Fund
Investor Class	Trust Company of Stern Agee & Leech	31.73%
	MSCS Financial Services Trust	13.69%
	Forward Management, LLC	7.76%

December 31, 2012	182

Notes to Financial Statements

FUND	NAME	PERCENTAGE
U.S. Government Money Fund (continued)
Institutional Class	Zions First National Bank Corp.	80.38%
	American Marine Bank	7.03%
	National Financial Services Corp.	6.02%

Class A	Pershing LLC	19.23%
	Securities America	8.58%
	Primevest Financial Services	6.00%
	H. Beck, Inc (Broker Dealer)	5.44%
	BancWest Investment Service, Inc	5.30%

Class C	Multi-Financial Securities Corp.	12.48%
	Securities America	11.48%
	Pershing LLC	11.00%
	The Farmers & Mechanics Bank	5.35%

Class Z	Zions First National Bank Corp.	71.62%
	Gerlach & Co., LLC	28.38%

Balanced Allocation Fund
Investor Class	NFP Securities, Inc	39.17%
	Bank of Edwardsville	11.35%
	Baylake Bank Trust Department	9.59%
	Valmark Securities	6.35%

Institutional Class	Orrstown Bank	54.71%
	MSCS Financial Services Trust	17.26%

Class A	Pershing LLC	37.99%
	Charles Schwab & Co., Inc.	19.84%
	LPL Financial Services	6.95%

Class C	Pershing LLC	18.52%
	Peoples Bank Asset Management & Trust Services	29.81%
	Charles Schwab & Co., Inc.	10.72%
	Centier Bank/The First Company	7.99%

Growth & Income Allocation Fund
Investor Class	Bank of Edwardsville	10.26%
	Baylake Bank Trust Department	7.28%
	NFP Securities, Inc	6.82%
	National Financial Services Corp.	6.65%

Institutional Class	Orrstown Bank	34.74%
	GWFS Equities Inc.	13.44%
	Pershing LLC	11.23%

Class A	Pershing LLC	41.02%
	Charles Schwab & Co., Inc.	21.24%

Class C	Pershing LLC	28.35%
	Centier Bank/The First Company	12.33%
	Charles Schwab & Co., Inc.	10.90%

FUND	NAME	PERCENTAGE
Growth Allocation Fund
Investor Class	Baylake Bank Trust Department	31.66%
	Raymond James Financial Services	23.82%
	The Investment Center, Inc.	5.63%
	Bank of Edwardsville	5.57%

Institutional Class	Orrstown Bank	25.25%
	Trust Company of Stern Agee & Leech	12.31%
	GWFS Equities Inc.	6.68%

Class A	Pershing LLC	44.31%
	Charles Schwab & Co., Inc.	8.56%
	National Financial Services Corp.	6.35%

Class C	Pershing LLC	32.03%
	Centier Bank/The First Company	7.38%
	Peoples Bank Asset Management & Trust Services	6.28%
	National Financial Services Corp.	5.31%

Income & Growth Allocation Fund
Investor Class	Raymond James Financial Services	27.88%
	Trust Company of Stern Agee & Leech	24.82%
	Baylake Bank Trust Department	13.85%
	Randy L Copus & Associates, LLC	13.62%
	Charles Schwab & Co., Inc.	8.34%

Institutional Class	GWFS Equities Inc.	69.34%
	Orrstown Bank	26.44%

Class A	Pershing LLC	33.48%
	Charles Schwab & Co., Inc.	17.11%
	Wells Fargo Investments, LLC	5.71%
	Primevest Financial Services	5.63%

Class C	Peoples Bank Asset Management & Trust Services	22.48%
	Pershing LLC	19.38%
	Centier Bank/The First Company	17.44%
	Wells Fargo Investments, LLC	6.90%
	Charles Schwab & Co., Inc.	5.13%

Income Builder Fund
Investor Class	National Financial Services Corp.	56.85%
	Trust Company of Stern Agee & Leech	9.64%
	Bank of Edwardsville	9.08%
	Randy L Copus & Associates, LLC	8.25%
	Trust Company of Stern Agee & Leech	5.34%

Institutional Class	Orrstown Bank	59.44%
	First Bank Wealth Management Group	9.85%

183	December 31, 2012

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Income Builder Fund (continued)
Class A	LPL Financial Services	35.04%
	Pershing LLC	29.17%
	Charles Schwab & Co., Inc.	11.88%

Class C	Pershing LLC	37.82%
	Peoples Bank Asset Management & Trust Services	33.42%
	Charles Schwab & Co., Inc.	6.86%

Multi-Strategy Fund
Investor Class	LPL Financial Services	54.44%
	National Financial Services Corp.	16.30%
	Bank of Edwardsville	11.00%
	Trust Company of Stern Agee & Leech	5.80%

FUND	NAME	PERCENTAGE
Multi-Strategy Fund (continued)
Institutional Class	Trust Company of Stern Agee & Leech	17.68%
	Primevest Financial Services	14.94%
	SEI Private Trust Co.	10.99%
	GWFS Equities Inc.	10.75%
	E*Trade Clearing LLC	5.82%
	Charles Schwab & Co., Inc.	5.11%

Class A	Pershing LLC	31.16%
	Charles Schwab & Co., Inc.	21.26%

Class C	Pershing LLC	34.62%
	LPL Financial Services	10.01%
	Peoples Bank Asset Management & Trust Services	9.93%
	Centier Bank/The First Company	7.80%

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2012, excluding U.S. Government Obligations, short-term investments and short sales were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Extended MarketPlus Fund	$41,424,115	$57,680,962
Frontier Strategy Fund	9,913,836	23,485,756
High Yield Bond Fund	262,365,200	277,046,891
Investment Grade Fixed-Income Fund	29,003,982	39,623,858
Strategic Alternatives Fund	108,032,652	124,161,376
Balanced Allocation Fund	43,697,354	67,652,003
Growth & Income Allocation Fund	50,990,070	77,196,096
Growth Allocation Fund	51,878,332	80,114,639
Income & Growth Allocation Fund	53,849,938	57,921,737
Income Builder Fund	24,623,180	27,916,388
Multi-Strategy Fund	21,012,064	31,188,927

Investment transactions in U.S. Government Obligations for the year ended December 31, 2012, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Extended MarketPlus Fund	$32,328,771	$43,068,299
Frontier Strategy Fund	23,698,154	11,678,620
Investment Grade Fixed-Income Fund	70,308,599	94,729,226
Strategic Alternatives Fund	4,981,470	8,991,318

December 31, 2012	184

Notes to Financial Statements

9. Tax Basis Information

Reclassifications: At December 31, 2012, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/(DECREASE) PAID IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Extended MarketPlus Fund	$(468,825)	$119,059	$349,766
Frontier Strategy Fund	—	4,770,732	(4,770,732)
High Yield Bond Fund	1	—	(1)
Investment Grade Fixed-Income Fund	—	805,445	(805,445)
Strategic Alternatives Fund	1	(420,056)	420,055
U.S. Government Money Fund	—	—	—
Balanced Allocation Fund	—	—	—
Growth & Income Allocation Fund	—	—	—
Growth Allocation Fund	—	—	—
Income & Growth Allocation Fund	—	—	—
Income Builder Fund	(19,099)	19,099	—
Multi-Strategy Fund	—	—	—

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

FUND	AMOUNT
Extended MarketPlus Fund	$468,825

Tax Basis of Investments: As of December 31, 2012, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION / (DEPRECIATION)
Extended MarketPlus Fund	$27,651,501	$179,346	$(53,741)	$125,605
Frontier Strategy Fund	48,053,510	433,731	(347,155)	86,576
High Yield Bond Fund	125,263,588	4,807,179	(239,240)	4,567,939
Investment Grade Fixed-Income Fund(a)	52,247,722	3,378,594	(8,034,818)	(4,656,224)
Strategic Alternatives Fund	35,923,540	481,820	(681,599)	(199,779)
U.S. Government Money Fund	100,236,830	—	—	—
Balanced Allocation Fund	42,906,546	1,814,599	(811,804)	1,002,795
Growth & Income Allocation Fund	47,672,012	966,108	(1,426,440)	(460,332)
Growth Allocation Fund	42,572,198	1,033,454	(854,976)	178,478
Income & Growth Allocation Fund	62,968,092	2,370,826	(1,123,865)	1,246,961
Income Builder Fund	16,930,690	680,054	(18,105)	661,949
Multi-Strategy Fund	17,450,673	371,410	(270,393)	101,017

185	December 31, 2012

Notes to Financial Statements

Capital Losses: As of December 31, 2012 the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

FUND	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Extended MarketPlus Fund	—	—	$13,136,742	—
High Yield Bond Fund	—	—	162,556	—
Investment Grade Fixed-Income Fund	—	$1,514,123	—	$7,106,398
Strategic Alternatives Fund	—	—	—	10,496,197
U.S. Government Money Fund	—	—	345	—
Income Builder Fund	$2,272	207,103	32,036	—

Capital loss carryovers used during the period ended December 31, 2012, were:

FUND	AMOUNT
Extended MarketPlus Fund	$5,827,403
High Yield Bond Fund	2,664,783
Investment Grade Fixed-Income Fund	2,251,234
U.S. Government Money Fund	12,427
Income Builder Fund	140,989

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the charter of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

December 31, 2012	186

Notes to Financial Statements

The Funds have adopted the noted provisions of the Act for the period ending December 31, 2012.

Post-Enactment Capital Losses*

Capital losses deferred to the next tax year were as follows:

FUND	SHORT-TERM	LONG-TERM
Frontier Strategy Fund	$3,212,541	$1,309,876
Strategic Alternatives Fund	8,220,851	562,475
Balanced Allocation Fund	1,659,186	2,636,146
Growth & Income Allocation Fund	1,875,794	3,819,092
Growth Allocation Fund	2,368,890	6,118,344
Multi-Strategy Fund	1,394,151	2,909,207

The Fund elects to defer to the period ending December 31, 2013, capital losses recognized during the period November 1, 2012 to December 31, 2012 in the amount of:

FUND	AMOUNT
Frontier Strategy Fund	$1,105,802
High Yield Bond Fund	3,434
Investment Grade Fixed-Income Fund	511,325
Strategic Alternatives Fund	304,974
Growth & Income Allocation Fund	3,197
Growth Allocation Fund	4,804
Income Builder Fund	8,693

*Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

187	December 31, 2012

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2012 the following components of accumulated earnings on a tax basis were as follows:

	EXTENDED MARKETPLUS FUND	FRONTIER STRATEGY FUND	HIGH YIELD BOND FUND
Post-October losses	—	$(1,105,802)	$(3,434)
Accumulated capital loss Carryforwards	$(13,136,742)	(4,522,417)	(162,556)
Undistributed ordinary income	—	92,349	12,169
Net unrealized appreciation on swap contracts	4,162,202	746,151	—
Net unrealized appreciation on investments	125,605	86,576	4,567,939

Total distributable earnings	$(8,848,935)	$(4,703,143)	$4,414,118

	INVESTMENT GRADE FIXED-INCOME	STRATEGIC ALTERNATIVES FUND	U.S. GOVERNMENT MONEY FUND
Post-October losses	$(511,325)	$(304,974)	—
Accumulated capital loss Carryforwards	(8,620,521)	(19,279,523)	$(345)
Undistributed ordinary income	4,405	939	—
Net unrealized appreciation/(depreciation) on investments of swap contracts/futures contracts/derivatives	(8,797)	29,939	—
Net unrealized depreciation on investments	(4,656,224)	(199,779)	—
Other cumulative effect of timing differences	256,833	(37,898)	—

Total distributable earnings	$(13,535,629)	$(19,791,296)	$(345)

	BALANCED ALLOCATION FUND	GROWTH & INCOME ALLOCATION FUND	GROWTH ALLOCATION FUND
Post-October losses	—	$(3,197)	$(4,804)
Accumulated capital loss Carryforwards	$(4,295,332)	(5,694,886)	(8,487,234)
Undistributed ordinary income	10,219	6,669	10,519
Net unrealized appreciation/(depreciation) on investments	1,002,795	(460,332)	178,478

Total distributable earnings	$(3,282,318)	$(6,151,746)	$(8,303,041)

	INCOME & GROWTH ALLOCATION FUND	INCOME BUILDER FUND	MULTI-STRATEGY FUND
Post-October losses	—	$(8,693)	—
Accumulated capital loss Carryforwards	$386,651	(241,411)	$(4,303,358)
Undistributed ordinary income	6,317	—	20,308
Net unrealized appreciation on investments	1,246,961	661,949	101,017

Total distributable earnings	$1,639,929	$411,845	$(4,182,033)

December 31, 2012	188

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2012, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Frontier Strategy Fund	$4,500,001	—	—
High Yield Bond Fund	8,999,289	—	—
Investment Grade Fixed-Income Fund	2,260,972	—	—
Strategic Alternatives Fund	41,996	—	—
U.S. Government Money Fund	64,988	—	—
Balanced Allocation Fund	1,346,149	—	—
Growth & Income Allocation Fund	1,340,055	—	—
Growth Allocation Fund	1,469,920	—	—
Income & Growth Allocation Fund	2,087,833	—	—
Income Builder Fund	912,572	—	—
Multi-Strategy Fund	639,658	—	—

The tax character of distributions paid for the year ended December 31, 2011, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Extended MarketPlus Fund	—	—	$947,065
Frontier Strategy Fund	$88,104	$97,583	—
High Yield Bond Fund	10,550,501	—	—
Investment Grade Fixed-Income Fund	3,698,043	—	—
Strategic Alternatives Fund	309,986	—	—
U.S. Government Money Fund	76,408	—	—
Balanced Allocation Fund	2,765,864	1,320,726	—
Growth & Income Allocation Fund	1,582,901	298,824	—
Growth Allocation Fund	981,169	3,673,503	—
Income & Growth Allocation Fund	2,414,118	52,764	—
Income Builder Fund	965,767	—	—
Multi-Strategy Fund	368,662	426,405	—

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies”, (PFICs). The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and may be required to include in distributable income to shareholders any such mark-to-market gains.

189	December 31, 2012

Notes to Financial Statements

10. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The purchase, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated companies for the year ended December 31, 2012 were as follows:

Forward Balanced Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	132,015	21,656	(55,656)	98,015	$1,990,692	—	$55,115
Forward CorePlus Fund(c)	796,188	51,902	(848,090)	—	—	—	4,502,160
Forward Extended MarketPlus Fund	91,207	28,828	(105,611)	14,424	411,251	—	1,178,302
Forward Frontier Strategy Fund	322,962	6,318	(234,190)	95,090	935,695	$61,990	(83,768)
Forward High Yield Bond Fund	1,192,594	286,336	(1,226,410)	252,520	2,618,634	356,095	(7,667)
Forward International Equity Fund(d)	487,385	—	(487,385)	—	—	27,207	201,906
Forward Investment Grade Fixed-Income Fund	1,020,955	761,248	(1,039,889)	742,314	8,670,234	376,338	386,609
Forward Managed Futures Strategy Fund(b)	—	113,172	(4,885)	108,287	2,217,665	276	(23,351)
Forward Strategic Alternatives Fund	294,379	48,240	(117,538)	225,081	2,194,544	4,579	43,150
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund(b)	153,645	606,285	(153,565)	606,365	6,003,013	214,241	(312,813)
Forward Emerging Markets Fund(b)	38,126	—	(38,126)	—	—	—	(284,423)
Forward International Dividend Fund(b)	—	1,565,720	(246,287)	1,319,433	10,159,636	442,380	(25,865)
Forward International Real Estate Fund(b)	—	48,225	(5,615)	42,610	734,595	31,191	2,527
Forward Real Estate Fund(b)	—	46,155	—	46,155	616,163	1,890	—
Forward Select EM Dividend Fund(b)	30,407	241,303	(26,094)	245,616	5,813,727	111,032	(19,930)

Total					$42,365,849	$1,627,219	$5,611,952

December 31, 2012	190

Notes to Financial Statements

Forward Growth & Income Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	139,697	22,498	(58,167)	104,028	$2,112,817	—	$42,137
Forward CorePlus Fund(c)	979,308	52,395	(1,031,703)	—	—	—	4,463,042
Forward Extended MarketPlus Fund	97,243	50,621	(126,227)	21,637	616,876	—	1,241,232
Forward Frontier Strategy Fund	366,276	33,817	(260,339)	139,754	1,375,179	$91,106	(80,758)
Forward High Yield Bond Fund	1,009,944	286,533	(1,130,799)	165,678	1,718,078	327,800	11,464
Forward International Equity Fund(d)	604,557	—	(604,557)	—	—	17,369	(883,986)
Forward Investment Grade Fixed-Income Fund	906,228	674,538	(1,108,833)	471,933	5,512,174	331,102	341,619
Forward Managed Futures Strategy Fund(b)	—	120,388	(4,878)	115,510	2,365,562	293	(23,171)
Forward Strategic Alternatives Fund	334,919	56,330	(150,814)	240,435	2,344,239	4,891	(262,156)
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund(b)	134,400	369,449	(117,017)	386,832	3,829,638	139,356	(233,997)
Forward Emerging Markets Fund(b)	43,692	—	(43,692)	—	—	—	(323,757)
Forward International Dividend Fund(b)	—	2,356,478	(404,481)	1,951,997	15,030,381	645,257	(11,137)
Forward International Real Estate Fund(b)	—	51,682	(5,628)	46,054	793,962	33,712	2,307
Forward Real Estate Fund(b)	—	49,186	—	49,186	656,631	2,014	—
Forward Select EM Dividend Fund(b)	50,166	356,076	(45,987)	360,255	8,527,224	156,079	(48,766)

Total					$44,882,761	$1,748,979	$4,234,073

Forward Growth Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	127,759	—	(127,759)	—	—	—	$(315,838)
Forward CorePlus Fund(c)	1,235,838	24,327	(1,260,165)	—	—	—	4,938,451
Forward Extended MarketPlus Fund	113,864	48,649	(139,071)	23,442	$668,320	—	1,453,669
Forward Frontier Strategy Fund	324,615	24,737	(198,126)	151,226	1,488,060	$98,585	96,638
Forward High Yield Bond Fund	825,007	127,842	(873,954)	78,895	818,145	223,452	66,822
Forward International Equity Fund(d)	808,281	—	(808,281)	—	—	348,017	(2,231,002)
Forward Investment Grade Fixed-Income Fund	—	614,029	(384,813)	229,216	2,677,246	99,642	60,876
Forward Managed Futures Strategy Fund(b)	—	116,427	(12,201)	104,226	2,134,474	284	(58,078)
Forward Strategic Alternatives Fund	307,885	47,212	(135,591)	219,506	2,140,179	4,465	(258,978)
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund(b)	126,296	253,036	(187,980)	191,352	1,894,383	104,364	(248,829)
Forward Emerging Markets Fund(b)	32,769	—	(32,769)	—	—	—	(242,818)
Forward International Dividend Fund(b)	—	2,763,057	(670,408)	2,092,649	16,113,397	700,786	(51,975)
Forward International Real Estate Fund(b)	—	114,444	(17,028)	97,416	1,679,458	71,309	4,391
Forward Real Estate Fund(b)	—	133,824	(22,817)	111,007	1,481,938	4,546	2,472
Forward Select EM Dividend Fund(b)	92,876	369,493	(76,376)	385,993	9,136,463	200,065	(108,833)

Total					$40,232,063	$1,855,515	$3,106,968

191	December 31, 2012

Notes to Financial Statements

Forward Income & Growth Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	—	81,382	—	81,382	$1,652,861	—	—
Forward CorePlus Fund(c)	584,323	37,727	(622,050)	—	—	—	$3,047,193
Forward Extended MarketPlus Fund	43,320	25,225	(55,923)	12,622	359,845	—	102,429
Forward Frontier Strategy Fund	167,093	6,096	(81,459)	91,730	902,620	$59,799	(77,695)
Forward High Yield Bond Fund	1,320,680	471,748	(1,248,185)	544,243	5,643,795	548,103	62,010
Forward International Equity Fund(d)	289,446	—	(289,446)	—	—	33,023	(310,503)
Forward Investment Grade Fixed-Income Fund	1,997,758	1,064,216	(1,434,590)	1,627,384	19,007,842	762,105	392,495
Forward Managed Futures Strategy Fund(b)	—	155,965	—	155,965	3,194,068	380
Forward Strategic Alternatives Fund	458,122	59,888	(185,376)	332,634	3,243,186	6,767	(406,770)
Forward U.S. Government Money Fund	265	—	(265)	—	—	—	—
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund(b)	203,581	1,189,229	(66,709)	1,326,101	13,128,400	369,083	(131,838)
Forward Emerging Markets Fund(b)	49,020	—	(49,020)	—	—	—	(365,686)
Forward International Dividend Fund(b)	—	1,410,519	(189,248)	1,221,271	9,403,783	356,546	(24,294)
Forward International Real Estate Fund(b)	—	27,857	—	27,857	480,248	20,391	—
Forward Real Estate Fund(b)	—	24,624	—	24,624	328,731	1,009	—
Forward Select EM Dividend Fund(b)	10,673	219,452	(4,270)	225,855	5,345,993	98,367	(4,043)

Total					$62,691,372	$2,255,573	$2,283,298

Forward Income Builder Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward High Yield Bond Fund	412,842	306,104	(296,461)	422,485	$4,381,168	$299,765	$(2,404)
Forward Investment Grade Fixed-Income Fund	1,335,963	35,305	(1,371,268)	—	—	134,604	836,570
Forward Funds — Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	649,658	(649,658)	—	—	17,642	85,549
Forward EM Corporate Debt Fund(b)	84,015	431,106	(74,824)	440,297	4,358,943	205,972	(158,161)
Forward Global Infrastructure Fund(b)	—	44,379	—	44,379	936,834	3,072	—
Forward International Dividend Fund(b)	—	781,816	(327,897)	453,919	3,495,175	171,069	(87,080)
Forward Select Income Fund(b)	—	204,165	(22,996)	181,169	4,420,519	227,130	12,872

Total					$17,592,639	$1,059,254	$687,346

December 31, 2012	192

Notes to Financial Statements

Forward Multi-Strategy Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/12	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward CorePlus Fund(c)	548,506	24,326	(572,832)	—	—	—	$2,460,507
Forward Extended MarketPlus Fund	79,167	4,052	(82,856)	363	$10,348	—	800,393
Forward Frontier Strategy Fund	187,529	15,825	(113,328)	90,026	885,852	$58,688	(74,633)
Forward International Equity Fund(d)	455,798	—	(455,798)	—	—	203,433	(604,252)
Forward Strategic Alternatives Fund	57,305	9,074	(66,379)	—	—	—	(119,336)
Forward Funds — Institutional Class shares
Forward Endurance Long/Short Fund(b)	—	32,003	—	32,003	829,198	—	—
Forward Emerging Markets Fund(b)	38,231	—	(38,231)	—	—	—	(283,287)
Forward Focus Fund(b)	—	87,179	—	87,179	882,256	8,302	2,361
Forward Global Credit Long/Short Fund(b)	—	125,441	(9,553)	115,888	2,799,845	137,573	(3,706)
Forward International Dividend Fund(b)	—	979,238	(318,466)	660,772	5,087,947	288,557	(39,862)
Forward International Small Companies Fund(b)	—	141,897	(19,915)	121,982	1,688,232	33,703	3,340
Forward Large Cap Dividend Fund(b)	—	166,941	(12,115)	154,826	1,644,254	44,175	(3,314)
Forward Select EM Dividend Fund(b)	33,399	139,252	(49,839)	122,812	2,906,961	59,722	6,944
Forward Tactical Enhanced Fund(b)	—	31,622	—	31,622	816,797	12,453	30,563

Total					$17,551,690	$846,606	$2,175,718

(a) Includes realized capital gains distributions received from the affiliated Underlying Funds.

(b) The Forward Commodity Long/Short Fund, the Forward Credit Analysis Long/Short Fund, the Forward EM Corporate Debt Fund, the Forward Emerging Markets Fund, the Forward Endurance Long/Short Fund, the Forward Focus Fund, the Forward Global Credit Long/Short Fund, the Forward Global Infrastructure Fund, the Forward International Dividend Fund, the Forward International Real Estate Fund, the Forward International Small Companies Fund, the Forward Large Cap Dividend Fund, the Forward Managed Futures Strategy Fund, the Forward Real Estate Fund, the Forward Select EM Dividend Fund, the Forward Select Income Fund and the Forward Tactical Enhanced Fund December 31, 2012 Annual Reports may be obtained at www.forwardinvesting.com.

(c) Effective close of business on December 17, 2012, the Forward CorePlus Fund was liquidated per the terms of the Board approved plan of liquidation.

(d) Effective close of business on April 30, 2012, the Forward International Equity Fund was liquidated per the terms of the Board approved plan of liquidation.

11. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrange-

ments on a Fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believes the adoption of these ASUs will not have a material impact on its financial statements.

13. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

193	December 31, 2012

Notes to Financial Statements

Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to the Extended MarketPlus Fund (the “Fund”) only:

At a meeting of the Board of Trustees held on December 12-13, 2012, the Trustees, including all of the independent Trustees, approved, on behalf of the Fund: (i) changes to the principal investment strategies and principal risks of the Fund, to be effective January 21, 2013; and (ii) a change of benchmark index for the Fund, to be effective January 21, 2013.

Change to Principal Investment Strategies: Effective January 21, 2013, the following two sentences in the Fund’s Principal Investment Strategies will be replaced as noted below:

Original sentences: Under normal conditions, the Fund invests in synthetics or other instruments (i.e., swaps, structured notes, futures and options) (collectively, “Structured Products”) that have similar economic characteristics to common stocks of small and medium capitalization issuers, such as those in the Fund’s benchmark, the Russell 2500 Index (the “Benchmark”). For purposes of the Fund, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

New sentence: Under normal conditions, the Fund invests in synthetics or other instruments (i.e., swaps, structured notes, futures and options) (collectively, “Structured Products”) that have similar economic characteristics to common stocks of all capitalization issuers, such as those in the Fund’s benchmark, the Russell 3000 Index (the “Benchmark”).

Change of Benchmark Index: Effective January 21, 2013, the Russell 3000 Index replaced the Russell 2500 Index as the Fund’s benchmark index. Forward Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies.

Change of Name: Effective May 1, 2013, the name of the Fund will be changed to the “Forward Total MarketPlus Fund.”

The following information applies to Class M shares offered by the Trust:

Effective May 1, 2013, Class M shares will be renamed Advisor Class shares.

14. Legal Proceedings

Lehman Brothers Holdings Inc. Adversary Proceeding: The Investment Grade Fixed-Income Fund (the “Fund”) is a named noteholder defendant in connection with a pending adversary proceeding in the United States Bankruptcy Court for the Southern District of New York (Docket No. 10-03547 (JMP)). The Adversary Proceeding is brought by Lehman Brothers Special Financing Inc. and names as defendants, certain indentured trustees, special purpose entities, and a class of noteholders and trust certificate holders who allegedly received distributions that the plaintiff is asserting should have been distributed to the plaintiff. The claims alleged include preference and avoidance claims under Sections 547, 548 and 549 of the Bankruptcy Code, all seeking return of the distributions received by the defendants. The complaint does not contain a specific monetary demand concerning the Fund. The Adversary Proceeding is currently stayed pursuant to order of the Bankruptcy Court. At this stage in the proceedings, the Fund is not able to make a reliable prediction as to the outcome of the lawsuit or the effect, if any, on the Fund’s net asset value.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2012. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2012 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2012	194

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Forward Extended MarketPlus Fund, Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward Investment Grade Fixed-Income Fund, Forward Strategic Alternatives Fund, Forward U.S. Government Money Fund, Forward Multi-Strategy Fund (formerly known as Forward Aggressive Growth Allocation Fund), Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, and Forward Income Builder Fund (formerly known as Forward Income Allocation Fund) (the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

The financial highlights of the Funds for the period ended December 31, 2008 were audited by other auditors whose report dated February 27, 2009 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 27, 2013

195	December 31, 2012

Tax Information (Unaudited)

The Growth Allocation Fund, Growth and Income Allocation Fund, Multi-Strategy Fund, Income Builder Fund, Income and Growth Allocation Fund, and Balanced Allocation Fund, designates 23.48%, 18.86%, 32.61%, 6.29%, 7.13%, and 13.31%, respectively, of the income dividends distributed between January 1, 2012 and December 31, 2012, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Growth Allocation Fund, Growth and Income Allocation Fund, Multi-Strategy Fund, Income Builder Fund, Income and Growth Allocation Fund, and Balanced Allocation Fund designates 1.25%, 1.24%, 6.06%, 0.64%, 0.44%, and 0.85%, respectively, of the ordinary income dividends distributed between January 1, 2012 and December 31, 2012, as qualifying for the corporate dividends received deduction.

December 31, 2012	196

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 12-13, 2012, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 12-13, 2012 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
First Western Capital Management Company	Forward High Yield Bond Fund
Pacific Investment Management Company LLC	Forward Investment Grade Fixed-Income Fund

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee, sub-advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and each Sub-Advisor’s com-

pliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of the Forward High Yield Bond Fund and Forward Investment Grade Fixed-Income Fund. Forward Management directly manages the other Funds without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory

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compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub- Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

Advisory Agreement The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers”, and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance

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Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreements.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Forward Balanced Allocation Fund underperformed the comparable funds within its Morningstar Category for the one-, three-, five-and tend-year periods ended June 30, 2012;

•

The Forward Extended MarketPlus Fund outperformed the comparable funds within its Morningstar Category for the three-and ten-year periods ended June 30, 2012, but underperformed the comparable funds within its Morningstar Category for the one-and five-year periods ended June 30, 2012;

•	The Forward Frontier Strategy Fund underperformed the comparable funds within its Morningstar Category for the one-and three-year periods ended June 30, 2012;

•	The Forward Growth & Income Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012;

•	The Forward Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012;

•

The Forward High Yield Bond Fund outperformed the comparable funds within its Morningstar Category for the one-, five-, and ten-year periods ended June 30, 2012, but underperformed the comparable funds within its Morningstar Category for the three-year period ended June 30, 2012;

•	The Forward Income & Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012;

•	The Forward Income Builder Fund outperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2012, but

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Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

underperformed the comparable funds within its Morningstar Category during the three-, five-, and ten-year periods ended June 30, 2012;

•

The Forward Investment Grade Fixed-Income Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, and ten-year periods ended June 30, 2012, but underperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2012;

•	The Forward Multi-Strategy Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2012; and

•	The Strategic Alternatives Fund underperformed the comparable funds within its Morningstar Category for the one-and three-year periods ended June 30, 2012.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board noted that the Forward U.S. Government Money Fund has not been ranked by Morningstar as of June 30, 2012. The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2011, but a strong balance sheet and a demonstrated commitment to new product support. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and to combine series of the Trust when appropriate.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were

December 31, 2012	200

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that with respect to certain Funds, Forward Management is responsible for compensation of the Funds’ Sub-Advisors, whereas with respect to certain other Funds, the sub-advisory fees paid to the Sub-Advisors are paid directly by the Trust on behalf of each respective Fund and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each

Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the

201	December 31, 2012

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub- Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits, which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements are in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

December 31, 2012	202

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship s Held by Trustee***
Haig G. Mardikian Age: 65	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (since 2006); Director of Near East Foundation (since 2007).	34	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Age: 76	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	34	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Age: 82	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	34	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (since 2002); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

203	December 31, 2012

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship s Held by Trustee***
Cecilia H. Herbert Age: 63	Trustee, Nominating Committee Chairperson	Since 2009+

Director (since 2000) and President (2007 to 2010) of the Board, Catholic

Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee,

The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2005 to 2010); Chair, Thacher School Finance Committee (2005 to 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).

				34	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Age: 66	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Vice President and Director, Audubon Canyon Ranch, Inc. (since 2009).	34	None

A. John Gambs Age: 67	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, Sand Francisco Classical Voice (since 2001); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2001); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (since 1997).	34	None

December 31, 2012	204

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 50	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (since 2001); Chief Executive Officer of Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Chief Executive Officer of Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director of Legato Capital Management, an investment services company (2004 to 2009); Director FOLIOfn, Inc. (since 2002); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (since 2010).	34	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

205	December 31, 2012

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Age: 63	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Age: 64	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Age: 49	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

December 31, 2012	206

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

207	December 31, 2012

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Extended MarketPlus Fund

Forward Focus Fund

Forward Frontier Strategy Fund

Forward Global Credit Long/Short Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Dividend Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Alternatives Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD 004449 031514

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the registrant’s Code of Ethics for principal executive and principal financial officers. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $707,690 for the fiscal year ended December 31, 2012 and $709,868 for the fiscal year ended December 31, 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $52,225 for the fiscal year ended December 31, 2012 and $49,400 for the fiscal year ended December 31, 2011. These services consisted of semi-annual and annual independent pricing fees.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $171,127 for the fiscal year ended December 31, 2012 and $159,510 for the fiscal year ended December 31, 2011. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and review of excise tax returns.

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All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2012 and NONE for the fiscal year ended December 31, 2011.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with

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the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2012 and NONE for the fiscal year ended December 31, 2011.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph,

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based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2013

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 6, 2013

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